                                      MARKED TO INDICATE CHANGES FROM PEA#49

    As filed with the Securities and Exchange Commission on January 22, 1998

               Investment Company Act of 1940 File No. 811-5683
                       Securities Act File No. 33-25355


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                ---------------
                                   FORM N-IA

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       POST-EFFECTIVE AMENDMENT NO. 50                  [X]

                                      and

                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940

                              AMENDMENT NO. 52                          [X]
                                ---------------
                                UAM FUNDS, INC.
                        (FORMERLY THE REGIS FUND, INC.)
              (Exact Name of Registrant as Specified in Charter)

                  One International Place, Boston, MA  02110
                    (Address of Principal Executive Office)

                Registrant's Telephone Number:  (617) 330-8900

                     Karl O. Hartmann, Assistant Secretary
                    c/o Chase Global Funds Services Company
                               73 Tremont Street
                          Boston, Massachusetts 02108
                    (Name and Address of Agent for Service)
                                --------------

                                   Copy to:

                            Audrey C. Talley, Esq.

                          Drinker Biddle & Reath LLP
                             1345 Chestnut Street
                         Philadelphia, PA  19107-3496
                                --------------


It is proposed that this filing become effective:
      (check appropriate box)

[X]       immediately upon filing pursuant to Paragraph (b)

[_]       on (date) pursuant to Paragraph (b)

[_]       60 days after filing pursuant to Paragraph (a)

[_]       75 days after filing pursuant to Paragraph (a)

[_]       on (date) pursuant to Paragraph (a) of Rule 485


     Title of Securities Being Registered:  None

                                UAM FUNDS, INC.
                        (FORMERLY THE REGIS FUND, INC.)
                             CROSS REFERENCE SHEET
                          FILE NOS. 33-25355/811-5683



PART A OF FORM N-1A                                    LOCATION IN PROSPECTUS
-------------------                                    -------------------------
Item 1.  Cover Page...............................     Cover Page
Item 2.  Synopsis.................................     Fund Expenses; Prospectus Summary

Item 3.  Condensed Financial Information..........     Financial Highlights

Item 4.  General Description of Registrant........     Prospectus Summary; Investment
                                                       Objectives; Investment Policies;
                                                       Other Investment Policies;
                                                       Investment Limitations

Item 5.  Management of the Fund...................     Investment Adviser; Administrative
                                                       Services; Distributor; Portfolio
                                                       Transactions
Item 5A. Management's Discussion of Fund
         Performance..............................     Included in the Registrant's
                                                       Annual Report to Shareholders
                                                       dated October 31, 1997

Item 6.  Capital Stock and Other Securities.......     Purchase of Shares; Redemption of
                                                       Shares; Valuation of Shares;
                                                       Dividends, Capital Gains
                                                       Distributions and Taxes; General
                                                       Information

Item 7.  Purchase of Securities Being Offered.....     Cover Page; Purchase of Shares;
                                                       Service and Distribution Plans

Item 8.  Redemption or Repurchase.................     Redemption of Shares

Item 9.  Pending Legal Proceedings................     Not Applicable

                                                       LOCATION IN STATEMENT
PART B OF FORM N-1A                                    OF ADDITIONAL INFORMATION
-------------------                                    -------------------------
Item 10. Cover Page...............................     Cover Page

Item 11. Table of Contents........................     Cover Page

Item 12. General Information and History..........     General Information

Item 13. Investment Objective and Policies........     Investment Objectives
                                                       and Policies; Investment
                                                       Limitations

Item 14. Management of the Fund...................     Management of the Fund;
                                                       Investment Adviser;
                                                       Administrative Services;
                                                       Custodian; Distributor
Item 15. Control Persons and Principal Holders of
         Securities...............................     Management of the Fund

Item 16. Investment Advisory and Other Services...     Investment Adviser

Item 17. Brokerage Allocation and Other Practices.     Portfolio Transactions

Item 18. Capital Stock and Other Securities.......     General Information

Item 19. Purchase, Redemption and Pricing of
         Securities Being Offered.................     Purchase and Redemption
                                                       of Shares; Service and
                                                       Distribution Plans

Item 20. Tax Status...............................     General Information

Item 21. Underwriters.............................     Not Applicable

Item 22. Calculation of Performance Data..........     Performance Calculations

Item 23. Financial Statements.....................     Financial Statements

PART C

Information required to be included in Part C is set forth under the appropriate item so numbered in Part C to this Registration Statement.

                                UAM FUNDS, INC.
                        (FORMERLY THE REGIS FUND, INC.)

                        POST-EFFECTIVE AMENDMENT NO. 50

                                    PART A

The following Prospectuses are included in this Post-Effective Amendment No. 50:


     . Acadian Emerging Markets Portfolio and Acadian International Equity Portfolio Institutional Class Shares
     .    C&B Portfolios Institutional Class Shares
     .    DSI Portfolios Institutional Class Shares
     .    DSI Disciplined Value Portfolio Institutional Service Class Shares
     .    FMA Small Company Portfolio Institutional Class Shares
     .    FMA Small Company Portfolio Institutional Service Class Shares
     .    ICM Fixed Income Portfolio Institutional Class Shares

     .    ICM Small Company and ICM Equity Portfolios Institutional Class Shares

     .    McKee Portfolios Institutional Class Shares

     .    NWQ Portfolios Institutional Class Shares

     .    NWQ Portfolios Institutional Service Class Shares

     . Rice, Hall, James Small Cap Portfolio and Rice, Hall, James Small/Mid Cap Portfolio Institutional Class Shares
     .    SAMI Preferred Stock Income Portfolio Institutional Class Shares
     .    Sirach Portfolios Institutional Class Shares
     .    Sirach Portfolios Institutional Service Class Shares
     .    Sterling Partners' Portfolios Institutional Class Shares
     .    Sterling Partners' Portfolios Institutional Service Class Shares

     .    TS&W Portfolios Institutional Class Shares

  Acadian Emerging
  Markets Portfolio
             &
  Acadian International
  Equity Portfolio

  Institutional
  Class Shares





             P R O S P E C T U S




                    January 22, 1998

                               TABLE OF CONTENTS

Fund Expenses...............................................................   1
Prospectus Summary..........................................................   3
Risk Factors................................................................   4
Financial Highlights........................................................   5
Investment Objectives.......................................................   7
Investment Policies.........................................................   7
Other Investment Policies...................................................  18
Investment Limitations......................................................  23
Purchase of Shares..........................................................  24
Redemption of Shares........................................................  28
Shareholder Services........................................................  30
Valuation of Shares.........................................................  32
Performance Calculations....................................................  32
Dividends, Capital Gains Distributions and Taxes............................  33
Investment Adviser..........................................................  34
Adviser's Historical Performance............................................  36
Administrative Services.....................................................  37
Distributor.................................................................  38
Portfolio Transactions......................................................  38
General Information.........................................................  39
UAM Funds -- Institutional Class Shares.....................................  41

                                   ACADIAN EMERGING MARKETS

                                   PORTFOLIO & ACADIAN

UAM FUNDS                          INTERNATIONAL EQUITY PORTFOLIO

                                   INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------

                      PROSPECTUS -- JANUARY 22, 1998

  UAM Funds, Inc. (the "Fund") is an open-end, management investment company, known as a "mutual fund." The Fund consists of multiple series (known as "Port-folios") each of which has different investment objectives and policies. The Acadian Portfolios currently offer only one class of shares. The securities of-fered in this Prospectus are Institutional Class Shares of two no-load Portfo-lios of the Fund managed by Acadian Asset Management, Inc.: the Acadian Emerg-ing Markets Portfolio, a non-diversified Portfolio and the Acadian Interna-tional Equity Portfolio, a diversified Portfolio.

  ACADIAN EMERGING MARKETS PORTFOLIO. The objective of the Acadian Emerging Markets Portfolio (the "Emerging Markets Portfolio") is to seek long-term capi-tal appreciation by investing primarily in common stocks of emerging country issuers.

  Investment in emerging country and emerging market equity securities involves certain risk considerations which are not normally involved in investment in securities of U.S. companies.

  ACADIAN INTERNATIONAL EQUITY PORTFOLIO. The objective of the Acadian Interna-tional Equity Portfolio (the "International Equity Portfolio") is to provide maximum long-term total return consistent with reasonable risk to principal that is superior over the long term to the performance of the Benchmark Index (Morgan Stanley Capital International Index for Europe, Australia and the Far East or "EAFE") by investing in a diversified portfolio of equity securities of primarily non-United States issuers.

  There can be no assurance that either Portfolio will meet its stated objec-tive.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 22, 1998 and has been incorporated by reference into this Prospectus. For a free copy of the SAI, contact the UAM Funds Service Center at 1-800-638-7983.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

                          ACADIAN INSTITUTIONAL CLASS

  The following table illustrates expenses and fees that a shareholder of the Portfolios will incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PUR-CHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

                                                             EMERGING    INT'L
                                                              MARKETS   EQUITY
                                                             PORTFOLIO PORTFOLIO
                                                             --------- ---------
   Sales Load Imposed on Purchases..........................   NONE      NONE
   Sales Load Imposed on Reinvested Dividends...............   NONE      NONE
   Deferred Sales Load......................................   NONE      NONE
   Redemption Fees..........................................      1%*       1%*
   Exchange Fee.............................................   NONE      NONE

-----------
* A 1% redemption fee is charged on shares held less than 90 days.

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                          EMERGING     INT'L
                                                           MARKETS    EQUITY
                                                          PORTFOLIO  PORTFOLIO
                                                          ---------  ---------
   Investment Advisory Fees (After Fee Waiver)...........   1.00 %     0.01 %*
   12b-l Fees............................................   NONE       NONE
   Other Expenses........................................   0.34 %     0.45 %
    Administrative Fees..................................   0.16 %     0.54 %
                                                            ----       ----
   Total Operating Expenses (After Fee Waiver)...........   1.50 %+    1.00 %*+
                                                            ====       ====

-----------

 * Absent fee waivers by the Adviser, Investment Advisory Fees and Total Oper-ating Expenses of the International Equity Portfolio for the fiscal year ended October 31, 1997 would have been 0.75% and 1.74%, respectively.

 + The Total Operating Expenses includes the effect of expense offsets. If ex-pense offsets were excluded, Total Operating Expenses of the Emerging Mar-kets and International Equity Portfolios would not have differed from the figures shown in the table.

  This table shows the various expenses and fees an investor would bear di-rectly or indirectly. The expenses and fees set forth above are based on the Portfolios' operations during the fiscal year ended October 31, 1997.

  The Adviser has agreed to waive all or part of its advisory fee and to as-sume expenses otherwise payable by the Portfolios to reduce operating expenses for the Emerging Markets Portfolio to keep total annual operating expenses from exceeding 2.5% of average daily net assets. Until further notice, the Ad-viser has voluntarily agreed to waive all or part of its advisory fee and to assume operating expenses to keep the International Equity Portfolio's total annual operating expenses from exceeding 1.00% of its average daily net as-sets. The Fund will not reimburse the Adviser for advisory fees waived or ex-penses that the Adviser may bear on behalf of the Portfolios for a given fis-cal year.

EXAMPLE
  The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Emerging Markets Portfolio...................  $15     $47     $82     $179
   International Equity Portfolio...............  $10     $32     $55     $122

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER

  Acadian Asset Management, Inc. (the "Adviser"), an investment counseling firm founded in 1986, serves as investment adviser to the Fund's Acadian Emerging Markets Portfolio and the Acadian International Equity Portfolio. The Adviser presently manages approximately $4.8 billion in assets for primarily institutional clients. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES

  Shares of the Portfolios are offered through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commis-sion. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment for each Portfolio is $100,000. The minimum for subsequent investments is $1,000. Certain exceptions to the initial and mini-mum investment amounts may be permitted by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income in the form of annual dividends. Any realized net capital gains will also be distributed annually. Distributions will be reinvested in the Portfolios' shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES

  Shares of each Portfolio may be redeemed at any time at the net asset value of the Portfolio next determined after receipt of the redemption request. Shares held 90 days or more may be redeemed without cost. Shares held less than 90 days will be subject to a 1% redemption fee which is retained by the Fund for the benefit of the remaining shareholders and is intended to encour-age long-term investment in the Portfolios, to avoid transaction and other ex-penses caused by early redemption and to facilitate portfolio management. The redemption price may be more or less than the purchase price. Shares of each Portfolio may be exchanged for shares of the same class of any other Portfolio of the UAM Funds. (See "REDEMPTION OF SHARES" and "EXCHANGE PRIVILEGE.")

ADMINISTRATIVE SERVICES
  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministration, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolios' shares will fluctuate in response to changes in market and economic conditions as well as the financial conditions and pros-pects of the issuers in which the Portfolios invest. Prospective investors should consider the following: (1) The Portfolios will invest in foreign secu-rities which may involve greater risks than investing in domestic securities such as foreign currency risks (See "FOREIGN INVESTMENTS"); (2) The Emerging Markets Portfolio may invest in securities rated lower than Baa by Moody's In-vestor Services, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P"). These securities carry a high degree of credit risk, are considered speculative by the major credit rating agencies, and are sometimes referred to as "junk bonds." The International Equity Portfolio may not buy junk bonds but may hold previously higher rated bonds which are downgraded after purchase by the Portfolio, if the Adviser believes it advisable (See "INVESTMENT POLI-CIES"); (3) The Portfolios may engage in various strategies to seek to hedge their investments against movements in the equity markets, interest rates and currency exchange rates by using derivative instruments and transactions, such as foreign currency exchange contracts, options, futures contracts and op-tions, and swap transactions. Such hedging strategies may be unsuccessful. Op-tions and futures transactions in foreign markets are also subject to the risk factors associated with foreign investments generally. There can be no assur-ance that a liquid secondary market for options and futures contracts will ex-ist at any specific time. (See "INVESTMENT POLICIES"); (4) The Emerging Mar-kets Portfolio is "non-diversified" for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), meaning that it may invest more than 5% of its assets in the securities of one or more issuers (See "INVESTMENT POLI-CIES"); (5) In general, the Portfolios will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. High rates of portfolio turnover may result in additional transaction costs and the realization of capital gains (See "INVESTMENT POLI-CIES"); and (6) The Portfolios may use various investment practices that in-volve special considerations, including investing in repurchase agreements, when-issued, forward delivery and delayed settlement securities and lending of securities. (See "OTHER INVESTMENT POLICIES")

                             FINANCIAL HIGHLIGHTS

  The following tables provide selected per share information for a share out-standing throughout the periods presented for the Portfolios. The tables are part of the Portfolios' Financial Statements, which are included in the Port-folios' 1997 Annual Reports to Shareholders. The Financial Statements have been included in the Portfolios' SAI. The Portfolios' Financial Statements have been audited by Price Waterhouse LLP. Their unqualified opinion on the Financial Statements is also included in the Portfolios' SAI. Please read the following information in conjunction with the Portfolios' 1997 Annual Reports to Shareholders.

                          EMERGING MARKETS PORTFOLIO

                                 YEARS ENDED OCTOBER 31,             JUNE 17, 1993**
                              ------------------------------------   TO OCTOBER 31,
                               1997      1996     1995       1994         1993
                              -------   -------  -------    ------   ---------------
NET ASSET VALUE, BEGINNING
 OF PERIOD..................   $12.12   $ 11.23  $ 14.00    $11.34       $10.00
                              -------   -------  -------    ------       ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income
  (Loss)....................     0.16      0.13     0.05     (0.03)       (0.01)
 Net Realized and Unrealized
  Gain (Loss)...............    (0.85)     0.84    (2.82)     2.74         1.35
                              -------   -------  -------    ------       ------
 Total from Investment
  Operations................    (0.69)     0.97    (2.77)     2.71         1.34
                              -------   -------  -------    ------       ------
DISTRIBUTIONS:
 Net Investment Income......    (0.12)    (0.02)     --        --           --
 Net Realized Gain..........    (0.03)    (0.06)     --      (0.05)         --
                              -------   -------  -------    ------       ------
 Total Distributions........    (0.15)    (0.08)     --      (0.05)         --
                              -------   -------  -------    ------       ------
Net Asset Value, End of
 Period.....................   $11.28   $ 12.12  $ 11.23    $14.00       $11.34
                              =======   =======  =======    ======       ======
TOTAL RETURN................    (5.71)%    8.72%  (19.79)%+  23.97%+      13.40%+
                              =======   =======  =======    ======       ======
RATIOS AND SUPPLEMENTAL
 DATA:
 Net Assets, End of Period
  (Thousands)...............  $80,220   $69,649  $33,944    $5,558       $3,927
 Ratio of Expenses to
  Average Net Assets .......     1.50%     1.79%    1.78%     2.07%        2.43%*
 Ratio of Net Investment
  Income (Loss) to Average
  Net Assets ...............     1.31%     1.29%    0.86%    (0.25)%      (0.37)%*
 Portfolio Turnover Rate....       28%       11%      21%        9%           2%
Average Commission Rate # ..  $0.0003   $0.0004      N/A       N/A          N/A
Voluntary Waived Fees and
 Expenses Assumed by the
 Adviser Per Share..........      N/A       N/A  $  0.02    $ 0.12       $ 0.04
Ratio of Expenses to Average
 Net Assets Including
 Expense Offsets............     1.50%     1.79%    1.77%      N/A          N/A

-----------
 * Annualized

** Commencement of operations
 + Total return would have been lower had certain fees not been waived during the periods indicated.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

                        INTERNATIONAL EQUITY PORTFOLIO

                               YEARS ENDED OCTOBER 31,          MARCH 29, 1993**
                            ---------------------------------    TO OCTOBER 31,
                             1997     1996     1995     1994          1993
                            -------  -------  ------   ------   ----------------
NET ASSET VALUE, BEGINNING
 OF PERIOD................  $ 12.94  $ 11.54  $12.37   $11.77        $10.00
                            -------  -------  ------   ------        ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income
  (Loss)..................     0.23     0.17   (0.01)   (0.04)        (0.04)
 Net Realized and
  Unrealized Gain (Loss)..    (0.19)    1.44   (0.56)    0.95          1.81
                            -------  -------  ------   ------        ------
 Total from Investment
  Operations..............     0.04     1.61   (0.57)    0.91          1.77
                            -------  -------  ------   ------        ------
DISTRIBUTIONS:
 Net Investment Income....    (0.31)     --      --       --            --
 Net Realized Gain........    (0.64)   (0.21)  (0.26)   (0.31)          --
                            -------  -------  ------   ------        ------
 Total Distributions......    (0.95)   (0.21)  (0.26)   (0.31)          --
                            -------  -------  ------   ------        ------
 Net Asset Value, End of
  Period..................  $ 12.03  $ 12.94  $11.54   $12.37        $11.77
                            =======  =======  ======   ======        ======
TOTAL RETURN+.............     0.25%   14.13%  (4.58)%   8.02%        17.70%
                            =======  =======  ======   ======        ======
RATIOS AND SUPPLEMENTAL
 DATA:
 Net Assets, End of Period
  (Thousands).............  $19,731  $17,079  $2,475   $2,427        $2,264
 Ratio of Expenses to
  Average Net Assets......     1.00%    1.06%   2.54%    2.50%         2.50%*
 Ratio of Net Investment
  Income (Loss) to Average
  Net Assets..............     1.87%    1.87%  (0.11)%  (0.38)%       (0.76)%*
 Portfolio Turnover Rate..       70%      80%     76%      56%           44%
 Average Commission
  Rate#...................  $0.0033  $0.0043     N/A      N/A           N/A
 Voluntary Waived Fees and
  Expenses Assumed by the
  Adviser Per Share.......  $  0.09  $  0.11  $ 0.46   $ 0.21        $ 0.14
 Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets.................     1.00%    1.05%   2.50%     N/A           N/A

-----------
 * Annualized

** Commencement of operations
 + Total return would have been lower had certain fees not been waived and ex-
   penses assumed by the Adviser during the periods.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

                             INVESTMENT OBJECTIVES

  EMERGING MARKETS PORTFOLIO. The objective of the Emerging Markets Portfolio is to seek long-term capital appreciation by investing primarily in common stocks of emerging country issuers.

  INTERNATIONAL EQUITY PORTFOLIO. The objective of the International Equity Portfolio is to provide maximum long-term total return consistent with reason-able risk to principal that is superior over the long term to the performance of the Benchmark Index (Morgan Stanley Capital International Index for Europe, Australia and the Far East or "EAFE") by investing in a diversified portfolio of equity securities of primarily non-United States issuers.

  THE INVESTMENT OBJECTIVES OF EACH PORTFOLIO ARE FUNDAMENTAL AND MAY NOT BE CHANGED WITHOUT SHAREHOLDER APPROVAL. THERE CAN BE NO ASSURANCE THAT A PORTFO-LIO WILL ACHIEVE ITS STATED OBJECTIVE.

                              INVESTMENT POLICIES

  EMERGING MARKETS PORTFOLIO. The Portfolio seeks to achieve its investment objective by investing primarily in common stocks of emerging country issuers. Common stocks for this purpose include common stock and equivalents, such as securities convertible to common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Under normal conditions, at least 65% of the Portfolio's total assets will be in-vested in emerging country equity securities. As used in this Prospectus, the term "emerging country" applies to any country which, in the opinion of the Adviser, is generally considered to be an emerging or developing country by the international financial community, including the International Bank for Reconstruction and Development (the World Bank) and the International Finance Corporation. There are over 130 countries which, in the opinion of the Advis-er, are generally considered to be emerging or developing countries by the in-ternational financial community, approximately 40 of which currently have stock markets. These countries generally include every nation in the world ex-cept the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging countries is not feasi-ble or may involve unacceptable political risks. The Portfolio will focus its investments on those emerging market countries in which it believes the econo-mies are developing and in which the markets are becoming more sophisticated. The Portfolio intends to invest primarily in some or all of the following countries:

  Argentina                       Ireland                     Philippines
  Botswana                        Israel                      Poland
  Brazil                          Jamaica                     Portugal
  Chile                           Jordan                      Singapore
  China                           Kenya                       South Africa
  Colombia                        Korea                       Sri Lanka
  Czech Republic                  Luxembourg                  Taiwan
  Egypt                           Malaysia                    Thailand
  Greece                          Mexico                      Turkey
  Hungary                         Nigeria                     Venezuela
  India                           Pakistan                    Zimbabwe
  Indonesia                       Peru

  The Portfolio will generally invest in a representative portfolio within each country rather than attempting to predict the relative performance of one security over another within each country. As markets in other countries develop, the Portfolio expects to expand and further diversify the emerging countries in which it invests. The Portfolio does not intend to invest in any security in a country where the currency is not freely convertible to United States dollars, unless the Portfolio has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanc-tioned contractual guarantee to protect such investment against loss of that currency's external value, or the Portfolio has a reasonable expectation at the time the investment is made that such governmental licensing or other ap-propriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Portfolio.

  An emerging country security is one issued by a company that, in the opinion of the Adviser, has one or more of the following characteristics: (i) its principal securities trading market is in an emerging country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from ei-ther goods produced, sales made or services performed in emerging countries, or (iii) it is organized under the laws of, and has a principal office in, an emerging country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies. (See "FOR-EIGN INVESTMENTS").

  To the extent that the Portfolio's assets are not invested in emerging coun-try common stocks, the remainder of the assets may be invested in (i) debt se-curities denominated in the currency of an emerging country or issued or guar-anteed by an emerging country company or the government of an emerging coun-try, (ii) equity or debt securities of corporate or governmental issuers lo-cated in industrialized countries, and (iii) short-term and medium-term debt securities of the type described below under "Temporary Investments."

  The Portfolio's assets may be invested in debt securities when the Adviser believes that such debt securities offer opportunities for long-term capital apprecia-tion. In making such investment decisions, the Adviser considers, generally, the relative potential for capital appreciation of equity securities, interest rate levels, economic trends, currency trends and prospects, and, specifical-ly, the prospects for appreciation of selected debt issues. It is likely that many of the debt securities in which the Portfolio will invest will be unrated, and whether or not rated, such securities may have speculative char-acteristics. When deemed appropriate by the Adviser, the Portfolio may invest up to 10% of its total assets (measured at the time of the investment) in lower quality debt securities. Lower quality debt securities, also known as "junk bonds," are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general eco-nomic difficulty, which may follow periods of rising interest rates. Securi-ties in the lowest quality category may present the risk of default, or may be in default. When economic or market conditions are such that the Adviser deems a temporary defensive position to be appropriate, the Portfolio may invest less than 65% of its total assets in emerging country equity securities in which case the Portfolio may invest in other equity securities without regard to whether they qualify as emerging country or emerging market equity securi-ties or in debt securities of the kind described under "Temporary Investments" below.

  The Portfolio may invest directly in securities of emerging country issuers through sponsored or unsponsored American Depositary Receipts ("ADRs"). ADRs may not necessarily be denominated in the same currency as the underlying se-curities into which they may be converted. In addition, the issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR.

  The Portfolio intends to purchase and hold securities for long-term capital appreciation and normally does not expect to trade for short-term gain. Ac-cordingly, it is anticipated that the annual portfolio turnover rate normally will not exceed 100%, although in any particular year, market conditions could result in portfolio activity at a greater or lesser rate than anticipated. The rate of portfolio turnover will not be a limiting factor when the Portfolio deems it appropriate to purchase or sell securities. However, the U.S. federal tax requirement that the Portfolio derive less than 30% of its gross income from the sale or disposition of securities held less than three months may limit the Portfolio's ability to dispose of its securities.

  Investment Funds. Some emerging countries have laws and regulations that currently preclude direct foreign investment in the securities of their compa-nies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging countries through investment funds which have been specifically authorized. The Portfolio may invest in these investment funds subject to the provisions of the 1940 Act and other applicable law as discussed below under "Investment Restrictions." If the Portfolio invests in such investment funds, the Portfo-lio's shareholders will bear not only their proportionate share of the ex-penses of the Portfolio (including operating expenses and the fees of the Ad-viser), but also will indirectly bear similar expenses of the underlying in-vestment funds.

  Forward Foreign Currency Exchange Contracts. The Portfolio may enter into forward foreign currency exchange contracts. Forward foreign currency exchange contracts provide for the purchase or sale of an amount of a specified foreign currency at a future date. The general purpose of these contracts is both to put currencies in place to settle trades and to generally protect the United States dollar value of securities held by the Portfolio against exchange rate fluctuation. While such forward contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized. The Portfolio will enter into such contracts only to protect against the effects of fluctuating rates of currency exchange and exchange control regulations. (See "Investment Objectives and Policies-- Forward Foreign Currency Exchange Contracts" in the SAI).

  Foreign Currency Futures Contracts and Options. As another means of reducing the risks associated with investing in securities denominated in foreign cur-rencies, the Portfolio may enter into contracts for the future acquisition or delivery of foreign currencies and may purchase foreign currency options. These investment techniques are designed primarily to hedge against antici-pated future changes in currency prices which otherwise might adversely affect the value of the Portfolio's portfolio securities. The Portfolio will incur brokerage fees when it purchases or sells futures contracts or options, and it will be required to maintain margin deposits. As set forth below, futures con-tracts and options entail risks, but the Adviser believes that use of such contracts and options may benefit the Portfolio by diminishing currency risks. The Portfolio will not enter into any futures contract or option if immedi-ately thereafter the value of all the foreign currencies underlying its futures contracts and foreign currency options would exceed 10% of the value of its total assets. In addition, the Portfolio may enter into a futures con-tract only if immediately thereafter not more than 5% of its total assets are required as deposit to secure obligations under such contracts.

  Writing Covered Options. The Portfolio is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Portfolio in return for a premium gives another party a right to buy specified securities owned by the Portfolio at a specified future date and price set at the time of the contract.

  The Portfolio also may write covered put options which give the holder of the option the right to sell the underlying security to the Portfolio at the stated exercise price. The Portfolio maintains liquid securities with its Cus-todian equal to or greater than the exercise price of the underlying security. The Portfolio will receive a premium for writing a put option which increases the Portfolio's return. The Portfolio will not write put options if the aggre-gate value of the obligations underlying the put shall exceed 5% of the Port-folio's net assets.

  Purchasing Options. The Portfolio is authorized to purchase put options to hedge against a decline in the market value of its securities. By buying a put option the Portfolio has a right to sell the underlying security at the exer-cise price, thus limiting the Portfolio's risk of loss through a decline in the market value of the security until the put option expires. The Portfolio will not purchase options on securities (including stock index options dis-cussed below) if as a result of such purchase, the aggregate cost of all out-standing options on securities held by the Portfolio would exceed 5% of the market value of the Portfolio's total assets.

  Stock Index Options and Futures. The Portfolio may engage in transactions in stock index options and futures and related options on such futures. The Port-folio may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Portfolio invests. Options on indices are similar to options on se-curities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified mul-tiple. The Portfolio may invest in stock index options based on a broad market index, or based on a narrow index representing an industry or market segment.

  The Portfolio may also purchase and sell stock index futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities, but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Portfo-lio may effect transactions in stock index futures contracts in connection with equity securities in which it invests.

  The Portfolio may sell futures contracts in anticipation of or during a mar-ket decline to attempt to offset the decrease in market value of the Portfo-lio's securities that might otherwise result. When the Portfolio is not fully invested in the securities markets and anticipates a significant market ad-vance, it may purchase futures in order to gain rapid market exposure that may in part or entirely offset in-creases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. The Adviser does not consider purchases of futures contracts to be a speculative practice under these circumstances. It is anticipated that, in a substantial majority of these transactions, the Portfolio will purchase such securities upon termination of the long futures position, whether the long position is the purchase of a futures contract or the purchase of a call option or the writing of a put option on a future, but under unusual circumstances (e.g., the Portfolio experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

  The Portfolio also has authority to purchase and write call and put options on futures contracts and stock indices in connection with its hedging activi-ties. Generally, these strategies are utilized under the same market and mar-ket sector conditions (i.e., conditions relating to specific types of invest-ments) in which the Portfolio enters into futures transactions. The Portfolio may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Portfolio may purchase call options, or write put options on futures contracts and stock in-dices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Portfolio intends to purchase.

  The Portfolio may engage in options and futures transactions on U.S. and foreign exchanges and in options in the over-the-counter markets ("OTC op-tions"). Exchange-traded contracts are third-party contracts (i.e., perfor-mance of the parties' obligations is guaranteed by an exchange or clearing corporation) which, in general, have standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. (See "Restrictions on OTC Options.")

  Swap Transactions. The Portfolio may enter into interest rate and equity in-dex swaps. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its port-folio or to protect against any increase in the price of securities the Port-folio anticipates purchasing at a later date. The Portfolio intends to use swap transactions as a hedge and not as a speculative investment (See "Invest-ment Objectives and Policies -- Swap Contracts" in the SAI.) The risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

  In a standard equity index swap, one party agrees to pay another party the return on a stock index in return for a specified interest rate, usually a floating rate based on the London Interbank Offered Rate ("LIBOR"). The Portfolio expects to enter into these transactions primarily to gain exposure to markets where there are limitations on direct foreign ownership or to minimize transaction costs in illiquid markets. By entering into an equity swap as the index re-ceiver, the Portfolio can gain exposure to the stocks making up an index of securities in a foreign market without actually purchasing those stocks. An equity index swap involves not only the risk associated with investment in se-curities represented on an index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the inter-est rate that a Portfolio will be committed to pay.

  There is no assurance that swap contract counterparties will be able to meet their obligations pursuant to swap contracts or that, in the event of default, the Portfolio will succeed in pursuing contractual remedies. Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated prior to the maturity date only under limited circumstances, such as upon default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Portfolio bears the risk of loss of the amount ex-pected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolio will enter into swap transactions only with counterparties deemed by the Adviser to be credit-worthy under procedures adopted by the Fund's Board of Directors.

  The use of swaps may involve investment techniques and risks different from those associated with other portfolio transactions. If the Adviser is incor-rect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Portfolio would diminish compared to what it would have been if this investment technique were never used.

  Certain restrictions imposed on the Portfolio by the Internal Revenue Code may limit the Portfolio's ability to use swap agreements. Generally, swap agreements are illiquid. The Portfolio will not invest in swaps, if as a re-sult, the total value of such investments together with that of all other il-liquid assets which the Portfolio owns would exceed 15% of the Portfolio's net assets.

  Non-Publicly Traded Securities, Private Placements and Restricted Securi-ties. The Portfolio may invest in securities that are neither listed on a stock exchange nor traded over-the-counter including privately-placed securi-ties. Such unlisted emerging country equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the ab-sence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices real-ized from these sales could be less than those originally paid by the Portfo-lio or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdic-tions before being resold, the Portfolio may be required to bear the expenses of registration.

  As a general matter, the Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market. Nevertheless, to the extent it can do so, consistent with the foregoing limit, the Portfolio may invest up to 25% of its total assets in non-publicly traded securities, including securities that are not registered under the Securities Act of 1933 but that can be offered and sold to qualified institutional buyers under Rule 144A under that Act. The Fund's Board of Directors may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of 144A securities.

  Restrictions on OTC Options. The Portfolio will engage in OTC options, in-cluding over-the-counter stock index options, over-the-counter foreign cur-rency options and options on foreign currency futures, only with member banks of the Federal Reserve System and primary dealers in United States Government securities or with affiliates of such banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having cap-ital of at least $50 million or any other bank or dealer having capital of at least $150 million or whose obligations are guaranteed by an entity having capital of at least $150 million. The Portfolio will acquire only those OTC options for which the Adviser believes the Portfolio can receive on each busi-ness day at least two independent bids or offers (one of which will be from an entity other than a party to the option) or which can be sold at a formula price provided for in the OTC option agreement.

  The staff of the Securities and Exchange Commission (the "SEC") has taken the position that purchased OTC options and the assets used as cover for writ-ten OTC options are illiquid securities. Therefore, the Portfolio has adopted an investment policy pursuant to which it will not purchase or sell OTC op-tions (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Portfolio, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Port-folio and margin deposits on the Portfolio's existing OTC options on futures contracts exceed 15% of the net assets of the Portfolio, taken at market val-ue, together with all other assets of the Portfolio which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Portfolio will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Portfolio and may be amended by the Directors of the Fund without the approval of the Portfolio's shareholders. However, the Port-folio will not change or modify this policy prior to the change or modifica-tion by the SEC of its position.

  Futures and Options Risk Considerations. The primary risks associated with the use of futures and options are (i) the failure to predict accurately the direction of stock prices, interest rates, currency movements and other eco-nomic factors, (ii) the failure of hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to hedge, (iii) the potentially unlimited loss, which may exceed the amount originally deposited as initial margin, from investing in futures contracts, and (iv) the likeli-hood of the Portfolio being unable to control losses by closing its position where a liquid secondary market does not exist. The risk that the Portfolio will be unable to close out a futures position or options contract will be minimized by the Portfolio only entering into futures contracts or options transactions on national exchanges and for which there appears to be a liquid secondary market. (See "Investment Objectives and Policies" in the SAI.)

  Temporary Investments. During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, the Portfo-lio may for temporary defensive purposes reduce its holdings in equity and other securities and invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt secu-rities or may hold cash. The short-term and medium-term debt securities in which the Portfolio may invest consist of (a) obligations of the United States or emerging country governments, their respective agencies or instrumentali-ties; (b) bank deposits and bank obligations (including certificates of depos-it, time deposits, and bankers' acceptances) of United States or emerging country banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international develop-ment agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of United States and emerging country corporations meeting the Portfolio's credit quality standards; and (e) repur-chase agreements with banks and broker-dealers with respect to such securi-ties. The Portfolio intends to invest only in short-term and medium-term debt securities that the Adviser believes to be of high quality i.e., subject to relatively low risk of loss of interest or principal. There is currently no rating system for debt securities in most emerging countries.

  Non-Diversification. The Portfolio is classified as a "non-diversified" portfolio under the 1940 Act. This means that it will be able to invest more than 5% of its assets in the obligations of a single issuer. Additionally, the Portfolio will be subject to the diversification limits of the Internal Reve-nue Code of 1986, as amended, (the "Internal Revenue Code") which require that, as of the close of each fiscal quarter, (i) no more than 25% of the Portfolio's total assets may be invested in the securities of a single issuer (except for U.S. Government securities) and (ii) with respect to 50% of its total assets, no more than 5% of such assets may be invested in the securities of a single issuer (except for U.S. Government securities) or invested in more than 10% of the outstanding voting securities of a single issuer. Due to its non-diversified status, the Portfolio may invest a greater portion of its as-sets in the securities of a smaller number of issuers, and, as a result, will be subject to greater risk with respect to its portfolio securities. The Port-folio, however, intends to comply with the diversification requirements im-posed by the Internal Revenue Code for qualification as a regulated investment company. (See "FEDERAL TAXES.")

  INTERNATIONAL EQUITY PORTFOLIO. The Portfolio seeks to achieve its invest-ment objective by investing in a diversified portfolio of equity securities of primarily non-United States issuers. Under normal circumstances, the Portfolio will invest at least 65% of its assets in equity securities of foreign compa-nies representing at least three countries other than the United States. The Portfolio will invest in securities of primarily non-U.S. issuers mainly by direct investment in overseas markets and also in, from time to time, the form of sponsored or unsponsored ADRs, European Depositary Receipts or similar se-curities representing interests in the securities of foreign issuers.

  The Adviser's investment process synthesizes a number of key elements, in-cluding proprietary databases, systematic country valuation, disciplined stock selection, portfolio optimization, a careful quality control review and cost-effective trading. The Adviser believes that its investment process will pro-duce incremental returns above the EAFE Benchmark Index over an extended pe-riod of time.

  The Adviser, in managing the Portfolio, may invest in securities and hold-ings within countries that are not included in the Benchmark Index. The allo-cation of the Portfolio's investments among countries may deviate materially from time to time from the allocation reflected in the Benchmark Index with significant underweights or overweights depending on the changing investment outlook. Under certain market conditions, the Portfolio may invest in coun-tries, such as Canada and the United States, as well as emerging equity mar-kets that are not included in the Benchmark Index.

  In selecting securities for the Portfolio, the Adviser will consider many factors, including (i) the country valuation rating, (ii) the ratios between price and (a) earnings, (b) book value and (c) sales, (iii) recent changes in securities analysts' earnings forecasts, (iv) price momentum characteristics and (v) dividend-discount model valuations.

  Although the Portfolio invests primarily in securities denominated in for-eign currencies, the Portfolio values its securities and other assets in U.S. dollars. As a result, the net asset value of the Portfolio's shares will fluc-tuate with U.S. dollar exchange rates as well as with price changes of the Portfolio's securities in the various local markets and currencies. When it is appropriate, the Portfolio intends to hedge against a decline in the U.S. dol-lar value of the currencies of countries in which it has equity investments, and may elect to do so at any time. Hedging against a decline in the value of a currency will not eliminate the risk of fluctuations in the prices of the underlying portfolio securities. The Portfolio may also actively invest in foreign currencies when it believes such investments will be an advantageous way to help achieve its investment objective.

  Generally, the Portfolio will invest in equity securities of established companies listed on U.S. or foreign securities exchanges but may also invest in securities traded over-the-counter. Although larger, more seasoned or es-tablished companies will be emphasized, investments will include companies of varying size as measured by assets, sales or capitalization. The Portfolio may also invest in convertible bonds, convertible preferred stocks, non-convert-ible preferred stock, and fixed income securities of governments, government agencies, supranational agencies and companies. These debt securities include those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or those of equivalent quality as determined by the Adviser. Although bonds rated Baa or BBB may possess speculative characteristics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. The Adviser reserves the right to retain securities which are downgraded by one or both of the rating agencies, if in the Adviser's judg-ment, the retention of securities is warranted. Fixed income securities also may be held for temporary defensive purposes when the Adviser believes market conditions so warrant and for temporary investment. Similarly, the Portfolio may invest in cash equivalents (including foreign money market instruments, such as bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements) for temporary defensive purposes and for liquidity. The Portfolio may invest in closed-end investment companies holding foreign securities. The Portfolio may purchase and sell options on any of these securities.

  The Portfolio seeks to invest in companies the Adviser believes will benefit from global trends, promising business or product developments and specific country opportunities resulting from changing economic, social and political trends. It is expected that investments will be diversified throughout the world and within markets to minimize specific country and currency risks. While invest-ments will be made primarily in securities of companies domiciled in developed countries, investments will also be made in developing countries as well.

  The Portfolio, to a limited extent, may enter into futures contracts and may purchase put options and write covered put and call options on securities in which it may invest, futures contracts and stock indices, including those traded over-the-counter, only for hedging purposes, and only if consistent with its investment objective and policies. The Portfolio will maintain assets sufficient to meet its obligations under such contracts in a segregated ac-count with the Fund's custodian bank. The Portfolio may also enter into for-ward foreign currency exchange contracts for hedging purposes and purchase foreign currencies in the form of bank deposits. The Portfolio may also enter into interest rate and equity index swap transactions. A discussion of these investment policies and respective limitations may be found above under the Emerging Markets Portfolio and in the SAI. For a more complete description of special considerations and risks associated with investments in foreign is-sues, see "FOREIGN INVESTMENTS."

  Temporary and Defensive Strategy. When the Adviser determines that market conditions warrant a defensive position, up to twenty percent (20%) of the Portfolio's assets may be held in cash or short-term securities. However, the Adviser has discretion in extraordinary circumstances to increase such defen-sive position to up to one hundred percent (100%) of the Portfolio's assets. The types of short-term instruments in which the Portfolio may invest for tem-porary defensive purposes include short-term money market securities in vari-ous currencies (such as securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities), repurchase agreements, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions, corporate commercial paper and master demand notes. (See "SHORT-TERM INVESTMENTS and REPURCHASE AGREEMENTS.")

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, each Portfolio may invest a por-tion of its assets in domestic and foreign money market instruments including certificates of deposit, bankers' acceptances, time deposits, U.S. Government obligations, U.S. Government agency securities, short-term corporate debt se-curities, and commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or if unrated, determined by the Adviser to be of comparable qual-ity.

  Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of a Portfolio. Each Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by each Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, a Portfolio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPA-NIES.")

REPURCHASE AGREEMENTS
  Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause a Port-folio to experience a loss or delay in the liquidation of the collateral se-curing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent se-curity selection criteria and careful monitoring procedures. The Fund has re-ceived permission from the SEC to pool daily uninvested cash balances of the Fund's

Portfolios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, a Portfolio may incur lower trans-action costs and earn higher rates of interest on joint repurchase agreements. Each Portfolio's contribution would determine its return from a joint repur-chase agreement. (See "SHORT TERM INVESTMENTS.")

LENDING OF SECURITIES

  Each Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. A Portfolio will not loan securities to the extent that greater than one-third of its total assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is subject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Directors. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered by the Adviser in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Directors. The Portfolios will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  Each Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to any of the above transactions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. Each Portfolio will maintain a separate account of cash or, liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolios may earn income on securities it has deposited in a segregated account.

  Each Portfolio engages in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER

  In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxation.) The Portfolios will not normally engage in short-term trading, but each reserves the right to do so. The tables set forth in "Financial Highlights" present the Portfolios' historical portfolio turnover rates.

INVESTMENT COMPANIES
  Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

FOREIGN INVESTMENTS
  Investment in obligations of foreign issuers and in foreign branches of do-mestic banks involves somewhat different investment risks than those affecting obligations of United States domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many for-eign securities markets have substantially less volume than United States na-tional securities exchanges, and securities of some foreign issuers are less liquid and more volatile then securities of comparable domestic issuers. Bro-kerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income pay-able with respect to foreign securities, and the possible adoption of foreign governmental restrictions such as exchange controls.

  Prior governmental approval for foreign investments may be required under certain circumstances in some emerging countries, and the extent of foreign investment in domestic companies may be subject to limitation in other emerg-ing countries. Foreign ownership limitations also may be imposed by the char-ters of individual companies in emerging countries to prevent, among other concerns, violation of foreign investment limitations.

  Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerg-ing countries. A Portfolio could be adversely affected by delays in or a re-fusal to grant any required governmental registration or approval for such re-patriation. Any investment subject to such repatriation controls will be con-sidered illiquid if it appears reasonably likely that this process will take more than seven days.

  The economies of individual emerging countries may differ favorably or unfa-vorably from the United States economy in such respect as growth of gross do-mestic product, rate of inflation, currency depreciation, capital reinvest-ment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon inter-national trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also may have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

  With respect to any foreign country, there is the possibility of national-ization, expropriation or confiscatory taxation, political changes, governmen-tal regulation, social instability or diplomatic developments (including war) which could adversely affect the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the United States.

  Investments in securities of foreign issuers are frequently denominated in foreign currencies, and since the Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of each Portfolio's assets as measured in United States dollars may be affected favorably or unfa-vorably by changes in currency rates and in exchange control regulations and the Portfolio may incur costs in connection with conversions between various currencies.

  Except as specified above and as described under "Investment Limitations," the foregoing investment policies are not fundamental and the Fund's Directors may change such policies without an affirmative vote of a "majority of the outstanding voting securities of a Portfolio," as defined in the 1940 Act.

                            INVESTMENT LIMITATIONS

  The Emerging Markets Portfolio will not:

  (a) with respect to 50% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 50% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  The International Equity Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  In addition, each Portfolio will not:

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies when the Portfolio adopts a temporary defensive position.

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act and the Rules and Regulations or inter-pretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) a Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

  The investment objectives of the Portfolios are fundamental and with respect to each Portfolio may be changed only with the approval of the holders of a majority of the outstanding shares of such Portfolio. Except for limitations
(a) and (b) with respect to the International Equity Portfolio, and limita-tions (d), (e) and (f)(i), the Portfolios' investment limitations and policies described in this Prospectus and in the SAI are not fundamental and may be changed by the Fund's Board of Directors. If a percentage limitation on in-vestment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolios' assets will not be considered a vi-olation of the restriction.

                              PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the Fund or a designated Service Agent. (See "VALUATION OF SHARES.") The minimum initial investment required for each Portfolio is $100,000. Certain exceptions may be permitted by the officers of the Fund.

  Shares of the Portfolios may be purchased by customers of brokers-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, which would not be imposed if shares of the Portfolio were pur-chased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not available to a share-holder dealing directly with the Fund. A salesperson and any other person en-titled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents, or, if applicable, their designees, that have entered into agreements with the Fund or its agent may enter confirmed purchase or redemp-tion orders on behalf of clients and customers, with payment to follow no later than the Portfolio's pricing on the following business day. If payment is not received by the

Fund's Sub-Transfer Agent, Chase Global Funds Services Company by such time, the Service Agent could be held liable for resulting fees or losses. A Portfo-lio may be deemed to have received a purchase or redemption order when a Serv-ice Agent, or, if applicable, its authorized designee, accepts the order. Or-ders received by the Fund in proper form will be priced at the Portfolio's net asset value next computed after they are accepted by the Service Agent or its authorized designee. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, in-vestment information, documentation and money.

INITIAL INVESTMENT

  BY MAIL
  . Complete and sign an Application, and mail it, together with a check payable to UAM Funds to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined af-ter receipt. Payment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment. The Fund will not accept third-party checks to purchase shares of the Portfolios. If you purchase shares by check, please be sure that your check is made payable to the "UAM Funds."

  BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, the Portfolio selected, the amount being wired and the name of the bank wiring the funds. The call must be received prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) to re-ceive that day's price. An account number and a wire control number will then be provided to you. Next,

  . Instruct your bank to wire the specified amount to:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                          Ref: Portfolio Name
                          Your Account Number
                           Your Account Name
                          Wire Control Number

                (assigned by the UAM Funds Service Center)

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

  . To be sure that a bank wire order is received on the same day it is sent, an investor's bank should wire funds as early in the day as possi-ble. The bank sending funds may charge for this service. The Fund's agent reserves the right to charge investors for receipt of wired funds, but no charge is currently imposed by this service. It is necessary to obtain a new wire control number every time money is wired into an ac-count in the Portfolio. Wire control numbers are effective for one transaction only and cannot be used more than once. Wired money that is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

ADDITIONAL INVESTMENTS
  Additional investments can be made at any time. The minimum additional in-vestment is $1,000. Shares may be purchased at net asset value by mailing a check to UAM Funds Service Center (payable to UAM Funds) at the above address or by wiring monies to the Custodian Bank using the instructions outlined above. When making additional investments, be sure that your account number, account name, and the Portfolio to be purchased are specified on the check or wire. Prior to wiring additional investments, notify the UAM Funds Service Center by calling the telephone number on the cover of this Prospectus. Mail orders should include, when possible, the "Invest by Mail" stub which accompa-nies any Fund confirmation statement.

PURCHASE BY ACH

  If you have made this election, shares of the Portfolio may be purchased via Automated Clearing House ("ACH"). Investors purchasing via ACH should complete the appropriate sections of the Account Application and attach a voided check or deposit slip to the Account Application. This option must be established on your account at least 15 days prior to your initiating an ACH transaction. (See "SHAREHOLDER SERVICES -- AUTOMATIC INVESTMENT PLAN").

OTHER PURCHASE INFORMATION

  Investments received by the close of regular trading on the NYSE (generally 4 p.m. Eastern Time) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole discretion, to suspend the offering of shares of each Portfolio or to reject purchase orders when, in the judgment of man-agement, such suspension or rejection is in the best interests of the Fund. The Portfolios are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculation on short-term market movements. A pat-tern of frequent purchases can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Portfolio's performance and its shareholders. Accordingly, if the Fund's management determines that an in-vestor is engaged in excessive trading, the Fund, with or without prior no-tice, may reject in whole or part any purchase request with respect to such investor's account. Such investors also may be barred from purchasing other Portfolios of the Fund. Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as de-scribed in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by a Portfo-lio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights per-taining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securi-ties acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of secu-rities exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of each Portfolio may be redeemed by mail or telephone at any time, at the net asset value next determined after receipt of the redemption re-quest. Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolios. Shares held 90 days or more may be redeemed without cost. Shares held less than 90 days will be subject to a 1% redemption fee which is re-tained by the Fund for the benefit of the remaining shareholders and is in-tended to encourage long-term investment in the Portfolio, to avoid transac-tion and other expenses caused by early redemption and to facilitate portfolio management.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE

  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed); and

    . redemption of certificated shares by telephone.

  The Fund and the Fund's Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION

  The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the UAM Funds Service Center of a redemption request in proper form. Although the Fund will redeem shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a pe-riod of up to fifteen days after their purchase, pending determination that the check has cleared. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds. The Fund may suspend the right of redemption or post-pone the date at times when either the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the SEC.

  If the Fund's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may in-cur brokerage charges on the sale of portfolio securities so received in pay-ment of redemptions.

  The Portfolio reserves the right to liquidate any account that is below fifty percent of the required minimum initial investment amount for a Portfo-lio as set forth in the Prospectus, where the reduction in value has occurred due to a redemption or exchange out of the account. If at any time your total investment does not have a value of at least fifty percent of the required minimum initial investment amount, you may be notified that the value of your account is below the Portfolio's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the ac-count is liquidated. Retirement accounts and certain other accounts will not be subject to automatic liquidation. Reductions in value that result solely from market activity will not trigger an involuntary redemption.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of each Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio (See the list of Portfo-lios of the UAM Funds at the end of this Prospectus). Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives and policies of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the NYSE (generally 4 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the NYSE will be processed on the next busi-ness day. The Fund may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange re-quest. If the Fund's management determines that an investor is engaged in ex-cessive trading, the Fund, with or without prior notice, may reject in whole or part any exchange request, with respect to such investor's account. Such investors also may be barred from exchanging into other Portfolios of the Fund. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES BY TELE-PHONE". An exchange into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes.

AUTOMATIC INVESTMENT PLAN

  An Automatic Investment Plan permits shareholders of a Portfolio with a min-imum value of $2,500 or more to purchase shares automatically (minimum of $100 per transaction) at regular intervals selected by the shareholder. Provided the shareholder's bank or other financial institution allows automatic with-drawals, shares are purchased by transferring funds via the Automated Clearing House ("ACH"). Investments made through ACH will be automatically transferred from a shareholder's checking, bank money market or NOW account designated by the shareholder. Such withdrawals are made electronically, if the sharehold-er's bank or financial institution so permits, or by pre-authorized checks or drafts drawn on the shareholder's bank or other account. The bank or financial institution must be a member of ACH. At the shareholder's option, the account designated will be debited in the specified amount, and shares will be pur-chased monthly or quarterly.

  To establish an Automatic Investment Plan, a shareholder must complete the appropriate sections of the Account Application and mail it to Chase Global Funds Services Company. A shareholder may cancel his/her participation or change the amount of purchase at any time by mailing written notification to Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798 and notification generally will be effective three business days following re-ceipt. The Fund may modify or terminate this privilege at any time, or may charge a service fee, although no such fee currently is contemplated.

SYSTEMATIC WITHDRAWAL PLAN

  Any shareholder whose account balance totals at least $10,000 may establish a Systematic Withdrawal Plan under which an amount pre-determined by the shareholder (but at least $100) is automatically redeemed from the sharehold-er's account either monthly or quarterly. A shareholder may participate in the Systematic Withdrawal Plan by using ACH. Redemption made through ACH will be automatically transferred to the shareholder's bank or other similar financial institution account or a properly designated third party. The bank or finan-cial institution must be a member of ACH. Redemptions ordinarily are made on the third business day of the month and payments ordinarily will be transmitted within five business days after the redemption date. Because the prices of Fund shares fluctuate, the number of shares redeemed to finance sys-tematic withdrawal payments of a given amount will vary from payment to pay-ment. If a shareholder owns shares in more than one Portfolio, the shareholder must designate the Portfolio from which the redemptions under a Systematic Withdrawal Plan should be made. A Systematic Withdrawal Plan may be terminated or suspended at any time by the Fund. A shareholder may elect at any time, in writing, to terminate participation in the Systematic Withdrawal Plan. Such written election must be sent to and received by the Fund before a termination becomes effective. There is currently no charge to the shareholder for a Systematic Withdrawal Plan.

                              VALUATION OF SHARES

  The net asset value of each class of each Portfolio is determined by divid-ing the value of a Portfolio's assets attributable to the class, less any lia-bilities attributable to the class, by the total number of shares outstanding of the Portfolio attributable to the class. The net asset value per share of each class of each Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, when the Board of Directors determines that it reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolios measure performance by calculating total return. Total return figures are based on historical earnings and are not intended to indicate fu-ture performance. Yield and total return are calculated separately for each class of a Portfolio.

  Total return is the change in value of an investment in a Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Portfolios' performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolios' SAI. This information may also be included in sales literature and advertising.

  The Portfolios' Annual Reports to Shareholders for the most recent fiscal year end contain additional performance information that includes comparisons with appropriate indices. The Annual Reports are available without charge. To receive an Annual Report, contact the UAM Funds Service Center at the address or phone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in annual dividends. If any net capital gains are realized, each Portfolio will normally distribute them annu-ally.

  All dividends and capital gains distributions will be automatically rein-vested in additional shares unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES

  Each Portfolio intends to qualify each year as a "regulated investment com-pany" under subchapter M of the Internal Revenue Code, as amended, for federal income tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt generally from federal taxes on in-come and gains paid to shareholders in the form of dividends. To do this, each Portfolio must, among other things, distribute substantially all of its ordi-nary income and net capital gains on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by a Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income.

  Short-term capital gains will be taxed as ordinary income. Long-term or mid-term capital gains distributions are taxed as long-term or mid-term capital gains, as the case may be. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of record in such a month and paid in January of the following year will be treated as if they had been paid by the Fund and received by the shareholders on December 31.

  The Fund is required by federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS taxpayer identification regulations. To avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number provided is correct and that either you are not currently subject to backup withholding, or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by each Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce each Portfolio's dividends but are included in the taxable income reported on your tax statement if each Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

                              INVESTMENT ADVISER

  Acadian Asset Management, Inc. is a Massachusetts corporation formed in 1986 and is located at Two International Place, Boston, Massachusetts 02110. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), a holding company, and provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals. As of September 30, 1997, the Adviser had approximately $4.8 billion in assets under management. For further information on Acadian Asset Management Inc.'s investment servic-es, please call (617) 946-3500.

  Acadian Asset Management, Inc.'s team of investment professionals is as fol-lows:

  DR. GARY L. BERGSTROM -- President -- Purdue University, B.S., M.S., 1963; M.I.T. (Sloan School of Management), Ph.D, 1968; founder of Acadian Asset Man-agement, Inc. in 1977.

  RONALD D. FRASHURE -- Executive Vice President -- Massachusetts Institute of Technology (Sloan School of Management), B.S., 1964; Harvard University, M.B.A., 1970; Portfolio Manager and Investment Officer, Acadian Asset Manage-ment, Inc., 1988 -- Present.

  CHURCHILL G. FRANKLIN -- Senior Vice President -- Middlebury College, B.A., 1971; Primary Client Liaison and Marketing Officer, Acadian Asset Management, Inc., 1986 -- Present.

  RICHARD O. MICHAUD -- Senior Vice President -- Northeastern University, B.A., 1963; University of Pennsylvania, M.A., 1966; Boston University, M.A., 1969; Boston University, Ph.D, 1971; Quantitative Strategist, Acadian Asset Management, Inc., 1991 -- Present.

  JOHN R. CHISHOLM -- Senior Vice President -- Massachusetts Institute of Technology, B.S., 1984 and M.S., Business Administration, 1987; Portfolio Man-ager and Quantitative Research Analyst, Acadian Asset Management, Inc.,
1984 --Present.

  STELLA M. HAMMOND -- Senior Vice President -- Stanford University, B.S., 1966; Yale University, M. Phil., 1972; Portfolio Manager, Acadian Asset Man-agement, Inc., 1989 -- Present.

  MATTHEW V. PIERCE -- Senior Vice President -- Harvard University, B.A., 1983, Chief Financial Officer, Acadian Asset Management, Inc., 1990 -- Pres-ent.

  BRIAN K. WOLAHAN -- Senior Vice President -- Lehigh University, B.S., 1980; M.I.T. (Sloan School of Management), M.S., Business Administration, 1987; Portfolio Manager and Quantitative Research Analyst, Acadian Asset Management, Inc. 1990 -- Present.

  The investment professionals of the Adviser who are primarily responsible for the day-to-day operations of the Portfolios are: Ronald Frashure, Richard Michaud, John Chisholm, Stella Hammond and Brian Wolahan.

  Under Investment Advisory Agreements (the "Agreements") with the Fund, dated as of February 19, 1993, the Adviser manages the investment and reinvestment of each Portfolio's assets. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Fund's Board of Directors.

  As compensation for the services rendered by the Adviser under the Agree-ments, the Portfolios pay the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to each of the Portfolio's average daily net assets for the month:

                                                                  RATE
                                                                  ----
   Emerging Markets Portfolio........................... 1.00%
   International Equity Portfolio....................... 0.75% first $50 million
                                                         0.65% next $50 million
                                                         0.50% next $100 million
                                                         0.40% over $200 million

  The Adviser has agreed to waive all or part of its advisory fee and to as-sume operating expenses otherwise payable by the Emerging Markets Portfolio to keep total annual operating expenses from exceeding 2.5% of its average daily net assets. Until further notice, the Adviser has voluntarily agreed to waive all or part of its advisory fee and to assume operating expenses otherwise payable by the International Equity Portfolio, if necessary, in order to keep total annual operating expenses from exceeding 1.00% of its average daily net as-sets. The Fund will not reimburse the Adviser for advisory fees waived or ex-penses that the Adviser may bear on behalf of the Portfolios for a given fis-cal year.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Distributor, UAM, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. Payments made for any of these purposes may be made from its revenues, its profits or any other source available to it. When such service arrangements are in effect, they are made generally available to all qualified service providers.

  The Distributor, the Adviser, and certain of their affiliates also partici-pate, at the date of this prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and shareholder services of its Consulting Group and receives .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's el-igible customer accounts in addition to amounts payable to all selling deal-ers. The Fund also compensates Smith Barney for services it provides to cer-tain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

                       ADVISER'S HISTORICAL PERFORMANCE

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the International Equity Portfolio. The per-formance data for the managed accounts is net of all fees and expenses. The investment returns of the International Equity Portfolio may differ from those of the separately managed accounts may have fees and expenses that differ from those of the International Equity Portfolio. Further, the separately managed accounts are not subject to investment limitations, diversification require-ments and other restrictions imposed by the 1940 Act and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for sepa-rately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an in-vestor might achieve by investing in the International Equity Portfolio.

        ACADIAN ASSET MANAGEMENT, INC.  -- INTERNATIONAL CORE STRATEGY
                (Percentage returns of Net of Management Fees)

                                                         MORGAN STANLEY CAPITAL
                                           ACADIAN ASSET     INTERNATIONAL
TIME PERIODS AND CALENDAR YEARS             MANAGEMENT            EAFE
-------------------------------            ------------- ----------------------
9 months to 12/31/88......................      11.10%            11.30%
1989......................................      11.80%            10.50%
1990......................................     (24.40)%          (23.50)%
1991......................................       4.90%            12.10%
1992......................................     (15.00)%          (12.30)%
1993......................................      36.50%            32.60%
1994......................................       6.20%             7.80%
1995......................................      13.60%            11.20%
1996......................................       11.5%              6.1%
Year to Date through 9/30/97..............        5.1%             10.4%
Annualized................................        5.2%              5.9%
Cumulative................................      61.40%             72.4%
Seven-Year Mean (1/1/90-12/31/96).........      16.70%            17.10%
Value of $1 invested during 9 1/2 years
  (4/1/88-9/30/97)........................    $  1.61           $  1.73

Notes:

1. The cumulative return means that $1 invested in the composite account on April 1, 1988 had grown to $1.61 by September 30, 1997.

2. The seven-year mean is the arithmetic average of the annual returns for the calendar years listed.

3. The Morgan Stanley Capital International EAFE Index is an unmanaged index which assumes reinvestment of dividends and is generally considered repre-sentative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth above.

4. The Adviser's average annual management fee over the nine and a half-year period (4/1/88-9/30/97) was .60% or 60 basis points. During the period, fees on the Adviser's individual accounts ranged from .45% to .75% (45 ba-sis points to 75 basis points). Net returns vary depending on the manage-ment fee.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc., ("UAMFSI"), a wholly-owned subsidiary of UAM, is responsible for performing and overseeing administrative, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its portfolios. UAMFSI's principal office is located at 211 Congress Street, Bos-ton, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  The Portfolio pays UAMFSI a two part monthly fee: a Portfolio specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio specific fees are calculated from the aggregate net assets of each Portfolio:

                                                                           RATE
                                                                           ----
   Emerging Markets Portfolio............................................. 0.06%
   International Equity Portfolio......................................... 0.06%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined UAM Funds net assets;

  0.11 of 1% of the next $800 million of combined UAM Funds net assets;

  0.07 of 1% of combined UAM Funds net assets in excess of $1 billion but less than $3 billion;

  0.05 of 1% of combined UAM Funds net assets in excess of $3 billion.

  Fees are allocated among each Portfolio of the Fund on the basis of its rel-ative assets and are subject to a graduated minimum fee schedule per Portfo-lio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, MA 02110, distributes shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole dis-tributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Institutional Class Shares offered in this Prospectus. The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Directors. Those approving the Agreement must include a majority of Directors who are neither parties to the Agreement nor interested persons of any such party. The Agree-ment provides that the Fund will bear costs of registration of its shares with the SEC as well as the printing of its prospectuses, its SAIs and its reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements authorize the Adviser to select the brokers or deal-ers that will execute the purchases and sales of investment securities for the Fund's Acadian Portfolios and direct the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Adviser may, however, consistent with the interests of the Portfo-lios, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolios. Information and research received from such brokers will be in addition to, and not in lieu of, the services re-quired to be performed by the Adviser under the Investment Advisory Agree-ments. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, pro-vided that such commissions are paid in compliance with the Securities Ex-change Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients.

  Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reason-able by the Adviser. Although there is no specified formula for allocating such transactions, such allocations are subject to periodic review by the Fund's Board of Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc." On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Board of Directors to issue three billion shares of common stock, with an $.001 par value. The Directors have the power to designate one or more series ("Portfolios") or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. The Board of Directors may create ad-ditional Portfolios and Classes of shares of the Fund in the future at its discretion.

  The shares of each Portfolio and Class of the Fund are fully paid and nonas-sessable and have no preference as to conversion, exchange, dividends, retire-ment or other features and have no pre-emptive rights. The shares of each Portfolio and Class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. In addition to the Insti-tutional Class Shares offered by this Prospectus, the Board of Directors of the Fund has authorized Institutional Service Class Shares and Advisor Class Shares, which are not currently being offered by these Portfolios.

  As of December 24, 1997, UNISYS, Blue Bell, PA held of record 60.4% of the outstanding shares of the Emerging Markets Portfolio Institutional Class Shares. Also, as of December 24, 1997, Bankers Trust Company, as Trustee for Premark International Master Pension Trust, Jersey City, NJ held of record 69.1% of the outstanding shares of the International Equity Portfolio Institu-tional Class Shares, for which beneficial ownership is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters, to the extent required in the undertaking.

CUSTODIAN
  The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS
  Price Waterhouse LLP serves as the independent accountants for the Fund.

REPORTS
  Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number listed on the cover of this Prospectus.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RE-LIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CON-STITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

  Acadian Emerging Markets Portfolio
  Acadian International Equity Portfolio
  BHM&S Total Return Bond Portfolio
  Chicago Asset Management Intermediate Bond Portfolio
  Chicago Asset Management Value/Contrarian Portfolio
  C&B Balanced Portfolio
  C&B Equity Portfolio
  C&B Equity Portfolio for Taxable Investors
  C&B Mid Cap Equity Portfolio
  DSI Balanced Portfolio
  DSI Disciplined Value Portfolio
  DSI Limited Maturity Bond Portfolio
  DSI Money Market Portfolio
  FMA Small Company Portfolio
  FPA Crescent Portfolio
  Hanson Equity Portfolio
  ICM Equity Portfolio
  ICM Fixed Income Portfolio
  ICM Small Company Portfolio
  IRC Enhanced Index Portfolio
  Jacobs International Octagon Portfolio
  McKee Domestic Equity Portfolio
  McKee International Equity Portfolio

  McKee Small Cap Equity Portfolio
  McKee U.S. Government Portfolio

  MJI International Equity Portfolio

  NWQ Balanced Portfolio

  NWQ Small Cap Value Portfolio

  NWQ Special Equity Portfolio

  NWQ Value Equity Portfolio
  Rice, Hall James Small Cap Portfolio
  Rice, Hall James Small/Mid Cap Portfolio

  SAMI Preferred Stock Income Portfolio

  Sirach Bond Portfolio
  Sirach Equity Portfolio

  Sirach Growth Portfolio

  Sirach Special Equity Portfolio
  Sirach Strategic Balanced Portfolio


  Sterling Partners' Balanced Portfolio
  Sterling Partners' Equity Portfolio

  Sterling Partners' Small Cap Value Portfolio

  TS&W Balanced Portfolio
  TS&W Equity Portfolio
  TS&W Fixed Income Portfolio
  TS&W International Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Acadian Asset Management, Inc.
  Two International Place, 26th Floor
  Boston, MA 02110
  (617) 946-3500

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110



  PROSPECTUS

  January 22, 1998

  UAM Funds

  The C & B Portfolios
  Institutional Class Shares



             P R O S P E C T U S



                    January 22, 1998

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objectives......................................................   8
Investment Policies........................................................   8
Other Investment Policies..................................................  11
Purchase of Shares.........................................................  17
Redemption of Shares.......................................................  20
Shareholder Services.......................................................  23
Valuation of Shares........................................................  25
Performance Calculations...................................................  25
Dividends, Capital Gains Distributions and Taxes...........................  26
Investment Adviser.........................................................  27
Administrative Services....................................................  29
Distributor................................................................  30
Portfolio Transactions.....................................................  30
General Information........................................................  31
UAM Funds -- Institutional Class Shares....................................  33

UAM FUNDS                                     THE C & B PORTFOLIOS

                                              INSTITUTIONAL CLASS SHARES

--------------------------------------------------------------------------------

                      PROSPECTUS -- JANUARY 22, 1998

  UAM Funds, Inc. (the "Fund") is an open-end, management investment company known as a "mutual fund." The Fund consists of multiple series of shares (known as "Portfolios") each of which has different investment objectives and poli-cies. The C&B Portfolios currently offer only one class of shares. The securi-ties offered in this Prospectus are Institutional Class Shares of four diversi-fied, no-load Portfolios of the Fund managed by Cooke & Bieler, Inc.

  C & B EQUITY PORTFOLIO. The objective of the C & B Equity Portfolio (the "Eq-uity Portfolio") is to provide maximum long-term total return with minimal risk to principal by investing in common stocks which have a consistency and pre-dictability in their earnings growth. Research by Cooke & Bieler's internal se-curities analysts will be relied upon to identify these companies.

  C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS. The objective of the C & B Eq-uity Portfolio for Taxable Investors (the "Taxable Equity Portfolio") is maxi-mum long-term, after-tax total return, consistent with minimizing risk to prin-cipal. The Portfolio seeks this objective by investing in common stocks of com-panies which have a consistency and predictability in their earnings growth. Research by Cooke & Bieler's internal securities analysts will be relied upon to identify such companies. The Adviser will employ investment techniques de-signed to minimize tax consequences within the Portfolio, such as the manage-ment of portfolio turnover to minimize the distribution of realized gains to investors. The Portfolio may be appropriate for investors who seek total return and whose tax status under federal and state regulations increase the impor-tance of such strategies.

  C & B MID CAP EQUITY PORTFOLIO. The objective of the C & B Mid Cap Equity Portfolio (the "Mid Cap Portfolio") is maximum long-term total return, consis-tent with minimizing risk to principal. The Portfolio seeks this objective by investing in common stocks of companies which have a consistency and predict-ability in their earnings growth. The anticipated range of market capitaliza-tions for the holdings in this Portfolio is between $500 million and $5 bil-lion, with an anticipated average market capitalization of $3 billion or less. Research by Cooke & Bieler's internal securities analysts will be relied upon to identify these companies.

  C & B BALANCED PORTFOLIO. The objective of the C & B Balanced Portfolio (the "Balanced Portfolio") is to provide maximum long-term total return with minimal risk to principal by investing in a combined portfolio of common stocks which have a consistency and predictability in their earnings growth and investment grade fixed income securities.

  There can be no assurance that the Portfolios will achieve their stated ob-jective.

  Keep this Prospectus for future reference. It contains information you should know before you invest. A "Statement of Additional Information" ("SAI") con-taining additional information about the Fund has been filed with the Securi-ties and Exchange Commission. The SAI is dated January 22, 1998 and has been incorporated by reference into this Prospectus. For a free copy of the SAI, contact the UAM Funds Service Center at 1-800-638-7983.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table illustrates the expenses and fees that a shareholder of the Portfolios will incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PUR-CHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

                                                            TAXABLE
                                        EQUITY   BALANCED   EQUITY    MID CAP
                                       PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO
                                       --------- --------- --------- ---------
Sales Load Imposed on Purchases.......   NONE      NONE      NONE      NONE
Sales Load Imposed on Reinvested
  Dividends...........................   NONE      NONE      NONE      NONE
Deferred Sales Load...................   NONE      NONE      NONE      NONE
Redemption Fees.......................   NONE      NONE         1%*    NONE
Exchange Fees.........................   NONE      NONE      NONE      NONE

-----------
* A 1% redemption fee is charged on shares held less than one year.

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Investment Advisory Fees (After Fee
  Waiver).................................. 0.625%   0.388%   0.472%** 0.472%**
12b-1 Fees.................................  NONE     NONE     NONE     NONE
Other Expenses............................. 0.068%   0.220%   0.332%** 0.332%**
  Administrative Fees...................... 0.137%   0.392%   0.196%** 0.196%**
                                            -----    -----    -----    -----
Total Operating Expenses (After Fee
  Waiver).................................. 0.830%**  1.00%**  1.00%**  1.00%**
                                            =====    =====    =====    =====

-----------
** Absent the Adviser's fee waiver, Investment Advisory Fees and Total Operat-ing Expenses of the Balanced Portfolio for the fiscal year ended October 31, 1997 would have been 0.625% and 1.24%, respectively. The Total Operat-ing Expenses includes the effect of expense offsets. If expense offsets were excluded, other expenses and Total Operating Expenses of the Equity Portfolio and of the Balanced Portfolio would not have differed from the figures shown in the table. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume as the Adviser's own expense op-erating expenses otherwise payable by the Portfolios, if necessary, in or-der to keep each Portfolio's total annual operating expenses from exceeding 1.00% of its average daily net assets. Absent the Adviser's fee waiver, In-vestment Advisory Fees and Total Operating Expenses would be 0.625% and 1.153%, respectively for the Taxable Equity Portfolio and 0.625% and 1.153%, respectively for the MidCap Portfolio. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of the Portfolios for a given fiscal year.

  The table above shows the expenses that an investor in the Portfolios would bear directly or indirectly. For the Equity, Balanced and Taxable Equity Port-folios, the expenses and fees listed are based on the Fund's operations during the fiscal year ended October 31, 1997. As the Mid Cap Portfolio had not yet begun operations, the expenses are based on estimates. For purposes of calcu-lating the fees set forth above, the table assumes the Mid Cap Portfolio's av-erage daily assets will be $25 million. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume as the Adviser's own ex-pense operating expenses otherwise payable by the Portfolios, if necessary, in order to keep each Portfolio's total annual operating expenses from exceeding 1.00% of its average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of the Portfolios for a given fiscal year.

EXAMPLE
  The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Fund charges no redemption fees of any kind.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Equity Portfolio.............................  $ 8     $26     $46     $103
   Balanced Portfolio...........................  $10     $32     $55     $122
   Taxable Equity Portfolio.....................  $10     $32     $55     $122
   Mid Cap Portfolio............................  $10     $32       *        *

-----------
 * As the Mid Cap Portfolio had not yet begun operations, the Fund has not projected expenses beyond the three-year period shown.

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER

  Cooke & Bieler, Inc. (the "Adviser"), an investment counseling firm founded in 1951, serves as investment adviser to four of the Fund's Portfolios. The Adviser presently manages over $5.5 billion in assets for institutional cli-ents and high net worth individuals. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES
  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor") at net asset value without a sales commission. Share pur-chases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500. The minimum for subsequent investments is $100. The minimum initial investment for IRA accounts is $500. Minimum initial in-vestment for spousal IRA accounts is $250. Certain exceptions to the initial or minimum investment amounts may be permitted by officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. Each Portfolio will distribute any real-ized net capital gains annually. Distributions will automatically be rein-vested in Portfolio shares unless an investor elects to receive cash distribu-tions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES

  Shares of each Portfolio may be redeemed by mail or telephone, at any time, at the net asset value of the Portfolio next determined after the receipt of the redemption request. No charge is made for the redemption of shares of the Equity, Mid Cap and Balanced Portfolios. Shares of the Taxable Equity Portfo-lio held for less than one year will be subject to a 1% redemption fee to be retained by the Fund for the benefit of the Portfolio's remaining sharehold-ers. This fee is designed to encourage long-term investment in the Taxable Eq-uity Portfolio, to offset transaction and other expenses caused by early re-demptions and to facilitate portfolio management. Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio. Shares of the Portfolios may be exchanged for shares of the same class of any Portfolio of the UAM Funds. (See "REDEMPTION OF SHARES" and "EXCHANGE PRIVILEGE.")

ADMINISTRATIVE SERVICES
  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministration, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of each Portfolio's shares can be expected to fluctuate in re-sponse to changes in market and economic conditions as well as the financial conditions and prospects of the issuers in which the Portfolio invests. Pro-spective investors should consider the following: (1) The Balanced Portfolio may invest in securities rated lower than Baa by Moody's Investors Services, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S & P"). These securities carry a high degree of credit risk, and are considered speculative by the major credit rating agencies and are sometimes referred to as "junk bonds" (See "INVESTMENT POLICIES"); (2) The fixed income securities held by the Balanced Portfolio will be affected by general changes in interest rates that result in increases or decreases in their value. The value of securities held by the Portfolio can be expected to vary inversely with changes in inter-est rates; as interest rates decline, market value tends to increase and vice versa; (3) Each Portfolio may invest a portion of its assets in derivatives including futures contracts and options (See "FUTURES CONTRACTS AND OPTIONS");
(4) Each Portfolio may use various investment practices, including investing in repurchase agreements, when-issued, forward delivery and delayed settlement securities and lending of securities (See "OTHER INVESTMENT POLICIES"); and
(5) Common stocks of companies which have smaller or medium-sized market capi-talizations may exhibit greater market volatility than common stock of compa-nies which have larger capitalizations.

                             FINANCIAL HIGHLIGHTS

  The following tables show selected per share information for a share out-standing throughout each period presented for the Equity and Balanced Portfo-lios. These tables are part of the Portfolios' Financial Statements, which are included in the Portfolios' 1997 Annual Reports to Shareholders. The Financial Statements are included in the Portfolios' SAI. The Portfolios' Financial Statements have been audited by Price Waterhouse LLP. Their unqualified opin-ion on the Financial Statements is also included in the SAI. Please read the following information in conjunction with the Portfolios' 1997 Annual Reports to Shareholders.

                             C&B EQUITY PORTFOLIO

                                                                                                 MAY 15,**
                                            YEARS ENDED OCTOBER 31,                               1990 TO
                         -------------------------------------------------------------------    OCTOBER 31,
                           1997      1996      1995      1994      1993      1992     1991         1990
                         --------  --------  --------  --------  --------  --------  -------    -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD.... $  17.89  $  15.68  $  13.13  $  13.06  $  13.29  $  12.33  $  9.13      $10.00
                         --------  --------  --------  --------  --------  --------  -------      ------
INCOME FROM INVESTMENT
 OPERATIONS.............
 Net Investment
  Income................     0.25      0.36      0.34      0.31      0.28      0.29     0.25        0.08
 Net Realized &
  Unrealized Gain
  (Loss) on
  Investments...........     3.82      2.94      2.55      0.28      0.24      1.02     3.20       (0.89)
                         --------  --------  --------  --------  --------  --------  -------      ------
   TOTAL FROM INVESTMENT
    OPERATIONS..........     4.07      3.30      2.89      0.59      0.52      1.31     3.45       (0.81)
                         --------  --------  --------  --------  --------  --------  -------      ------
DISTRIBUTIONS
 Net Investment
  Income................    (0.26)    (0.35)    (0.34)    (0.30)    (0.26)    (0.30)   (0.25)      (0.06)
 Net Realized Gain......    (4.99)    (0.74)      --      (0.18)    (0.49)    (0.05)     --          --
 In Excess of Net
  Realized Gain.........      --        --        --      (0.04)      --        --       --          --
                         --------  --------  --------  --------  --------  --------  -------      ------
   Total Distributions..    (5.25)    (1.09)    (0.34)    (0.52)    (0.75)    (0.35)   (0.25)      (0.06)
                         --------  --------  --------  --------  --------  --------  -------      ------
NET ASSET VALUE, END OF
 PERIOD................. $  16.71  $  17.89  $  15.68  $  13.13  $  13.06  $  13.29  $ 12.33      $ 9.13
                         ========  ========  ========  ========  ========  ========  =======      ======
TOTAL RETURN............    30.43%    21.99%    22.28%     4.67%     4.05%    10.68%   38.04%++    (8.17)%++
                         ========  ========  ========  ========  ========  ========  =======      ======
RATIOS AND SUPPLEMENTAL
 DATA:
 Net Assets, End of
  Period (Thousands).... $149,848  $169,044  $245,813  $208,937  $209,153  $112,763  $50,321      $4,582
 Ratio of Expenses to
  Average Net Assets+...     0.83%     0.81%     0.79%     0.82%     0.82%     0.83%    1.00%       1.00%*
 Ratio of Net
  Investment Income to
  Average Net Assets....     1.47%     1.92%     2.35%     2.39%     2.28%     2.27%    2.65%       3.21%*
 Portfolio Turnover
  Rate..................       55%       29%       42%       46%       21%       45%       7%          0%
 Average Commission
  Rate#................. $ 0.0509  $ 0.0508       N/A       N/A       N/A       N/A      N/A         N/A
 Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets...............     0.83%     0.80%     0.78%      N/A       N/A       N/A      N/A         N/A

-----------
 *  Annualized.

**  Commencement of operations.
 + Net of voluntarily waived fees of $.01 and $.001 per share for the period ended October 31, 1990 and the year ended October 31, 1991, respectively.
++ Total return would have been lower if certain fees and expenses had not been waived during the period indicated.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

                            C&B BALANCED PORTFOLIO

                                                                                                    DECEMBER 29,**
                                              YEARS ENDED OCTOBER 31,                                  1989 TO
                              -------------------------------------------------------------------    OCTOBER 31,
                               1997      1996      1995      1994      1993      1992      1991          1990
                              -------   -------   -------   -------   -------   -------   -------   --------------
 NET ASSET VALUE, BEGINNING
  OF PERIOD.................  $ 12.94   $ 13.13   $ 11.86   $ 12.68   $ 12.57   $ 11.88   $  9.44       $10.00
                              -------   -------   -------   -------   -------   -------   -------       ------
 INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income.....     0.42      0.45      0.52      0.48      0.45      0.46      0.40         0.34
  Net Realized & Unrealized
   Gain (Loss) on
   Investments..............     1.98      1.29      1.51     (0.39)     0.40      0.79      2.45        (0.59)
                              -------   -------   -------   -------   -------   -------   -------       ------
    TOTAL FROM INVESTMENT
     OPERATIONS.............     2.40      1.74      2.03      0.09      0.85      1.25      2.85        (0.25)
                              -------   -------   -------   -------   -------   -------   -------       ------
 DISTRIBUTIONS
  Net Investment Income.....    (0.44)    (0.45)    (0.52)    (0.47)    (0.44)    (0.46)    (0.40)       (0.31)
  Net Realized Gain.........    (1.15)    (1.48)    (0.24)    (0.44)    (0.30)    (0.10)    (0.01)         --
                              -------   -------   -------   -------   -------   -------   -------       ------
    Total Distributions.....    (1.59)    (1.93)    (0.76)    (0.91)    (0.74)    (0.56)    (0.41)       (0.31)
                              =======   =======   =======   =======   =======   =======   =======       ======
 NET ASSET VALUE, END OF
  PERIOD....................  $ 13.75   $ 12.94   $ 13.13   $ 11.86   $ 12.68   $ 12.57   $ 11.88       $ 9.44
                              =======   =======   =======   =======   =======   =======   =======       ======
 TOTAL RETURN...............    20.39%+   14.70%+   17.83%+    0.74%+    7.01%    10.72%    30.50%+      (2.62)%+
                              =======   =======   =======   =======   =======   =======   =======       ======
 RATIOS AND SUPPLEMENTAL
  DATA:
  Net Assets, End of Period
   (Thousands)..............  $24,066   $22,629   $24,146   $32,077   $42,974   $35,326   $26,346       $8,634
  Ratio of Expenses to
   Average Net Assets.......     1.00 %    1.00 %    1.00 %    1.00 %    0.90 %    0.91 %    1.00 %       1.00 %*
  Ratio of Net Investment
   Income to Average Net
   Assets...................     3.20 %    3.51 %    3.80 %    3.84 %    3.65 %    3.78 %    4.07 %       4.61 %*
  Portfolio Turnover Rate...       35 %      21 %      22 %      24 %      22 %      12 %      11 %          2 %
  Average Commission
   Rate #...................  $0.0510   $0.0511       N/A       N/A       N/A       N/A       N/A          N/A
  Voluntary Waived Fees and
   Expenses Assumed by the
   Adviser Per Share........  $ 0.031   $ 0.037   $ 0.004   $ 0.001       N/A       N/A   $  0.01       $ 0.03
  Ratio of Expenses to
   Average Net Assets
   Including Expense
   Offsets..................     1.00 %    1.00 %    1.00 %     N/A       N/A       N/A       N/A          N/A

-----------
 * Annualized.

**Commencement of operations.
 + Total return would have been lower had certain fees not been waived during the periods indicated.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

               C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS

                                                           FEBRUARY 12, 1997***
                                                                    TO
                                                             OCTOBER 31, 1997
                                                           --------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................        $ 10.00
                                                                 -------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...................................           0.11
 Net Realized and Unrealized Gain........................           1.44
                                                                 -------
  Total From Investment Operations.......................           1.55
                                                                 -------
DISTRIBUTIONS
 Net Investment Income...................................          (0.10)
                                                                 -------
NET ASSET VALUE, END OF PERIOD...........................        $ 11.45
                                                                 =======
TOTAL RETURN.............................................          15.54%+**
                                                                 =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)....................        $   993
Ratio of Expenses to Average Net Assets..................           1.00%*
Ratio of Net Investment Income to Average Net Assets.....           1.57%*
Portfolio Turnover Rate..................................              3%
Average Commission Rate..................................        $0.0502
Voluntarily Waived Fees and Expenses Assumed by the
  Adviser Per Share......................................        $  1.27
Ratio of Expenses to Average Net Assets Including Expense
  Offsets................................................           1.00%*

  *  Annualized

 **  Not annualized

***  Commencement of operations
  + Total return would have been lower had certain fees not been waived and assumed during the period.

                          INVESTMENT OBJECTIVES

  The Portfolios maintain different investment policies while pursuing similar investment objectives. There can be no assurance that a Portfolio will achieve its stated objective.

  C & B EQUITY PORTFOLIO. The objective of the Equity Portfolio is to provide maximum long-term total return with minimal risk to principal by investing in common stocks which have a consistency and predictability in their earnings growth.

  C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS. The objective of the Taxable Equity Portfolio is maximum long-term, after-tax total return, consistent with minimizing risk to principal. The Portfolio seeks this objective by investing in common stocks of companies which have a consistency and predictability in their earnings growth. The Adviser will employ investment techniques designed to minimize tax consequences within the Portfolio, such as the management of portfolio turnover to minimize the distribution of realized gains to invest-ors. The Portfolio may be appropriate for investors who seek total return and whose tax status under federal and state regulations increase the importance of such strategies.

  C & B MID CAP EQUITY PORTFOLIO. The objective of the Mid Cap Portfolio is maximum long-term total return, consistent with minimizing risk to principal. The Portfolio seeks this objective by investing in common stocks of companies which have a consistency and predictability in their earnings growth and by investing in companies which have market capitalizations generally between $500 million and $5 billion, with an anticipated average market capitalization of $3 billion or less.

  C & B BALANCED PORTFOLIO. The objective of the Balanced Portfolio is to pro-vide maximum long-term total return with minimal risk to principal by invest-ing in a combined portfolio of common stocks which have a consistency and pre-dictability in their earnings growth and investment grade fixed income securi-ties. The proportion of the Portfolio's assets invested in fixed income secu-rities or common stocks will vary as market conditions warrant. A typical as-set mix for the Portfolio is expected to be 60% common stocks and 40% fixed income securities. The Portfolio's total return will consist of both income and capital return, the relative proportions of which will vary according to the Portfolio's mix of underlying investments.

  The Portfolios have distinct investment policies as set forth below.

                              INVESTMENT POLICIES

  C & B EQUITY PORTFOLIO. The Equity Portfolio seeks to achieve its objective by investing primarily in common stocks of companies with strong financial po-sitions, consistent and predictable earnings growth and in the Adviser's opin-ion, are undervalued at the time of purchase. It may also invest in convertible bonds or convertible preferred stocks.

  Security selection for the Equity Portfolio is based on analysis of a company's financial characteristics, an assessment of the quality of a company's management, and the implementation of valuation discipline. Compa-nies acceptable for investment in the Portfolio are determined by screening criteria such as high return on equity, strong balance sheets, and consistency and predictability in the growth of earnings and dividends. Intensive on-site research, including interviews with top management, is undertaken by the Ad-viser to identify companies with strong management, further narrowing the uni-verse of acceptable investments. Dividend discount analysis is utilized to de-termine those stocks with the most attractive returns from this universe. A stock is sold when a more attractive alternative is discovered.

  Cash reserves may be held from time to time in the Portfolio when stocks are sold due to the unattractiveness of their returns, compared to risk free in-vestment alternatives. Market timing is not a part of the Adviser's investment strategy.

  C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS. The Taxable Equity Portfolio may invest in companies with any size of market capitalization from very small companies to very large companies. In addition, the Taxable Equity Portfolio attempts to minimize portfolio turnover. The portfolio turnover rate reflects the frequency with which securities are purchased and sold within the portfo-lio. A rate of turnover of 100% could occur, for example, if all the securi-ties held by a Portfolio are replaced within a period of one year. When a Portfolio sells securities realizing gain, tax laws require that such gains be distributed to investors every year. As a result, such investors are taxed on their pro-rata shares of the gains. By attempting to minimize portfolio turn-over, the Taxable Equity Portfolio will generally have a low turnover rate. It is impossible to predict the impact of such a strategy on the realization of gains or losses for the Taxable Equity Portfolio. For example, the Taxable Eq-uity Portfolio may forego the opportunity to realize gains or reduce losses as a result of this policy. The Adviser intends to balance these tax considera-tions with portfolio trading needs and reserves the right to engage in short-term trading if market conditions warrant such trading.

  C & B MID CAP EQUITY PORTFOLIO. The Mid Cap Portfolio invests in midcap com-panies, that is, companies having market capitalizations between $500 million and $5 billion, with an anticipated average market capitalization of $3 bil-lion or less. Investments in small and medium capitalization stocks may in-volve greater risks than investing in large capitalization stocks, since smaller companies can be subject to more abrupt, dramatic market and competi-tive pressures, which can impact their stock prices in erratic, abrupt or more volatile ways. Generally, the smaller the market capitalization of a company the greater the potential for volatility. The Mid Cap Portfolio will not be managed to minimize portfolio turnover.

  Security selection for the Taxable Equity and Mid Cap Portfolios is similar to the selection process utilized for the Equity Portfolio. Security selection for both Portfolios is also based on analysis of a company's financial charac-teristics, an assessment of the quality of a company's internal research capa-bilities, the implementation of a valuation discipline and adherence to a low risk philosophy. Companies acceptable for investment in the Portfolios are de-termined by screening criteria such as high return on equity, strong balance sheets, ability to generate excess cash flow, excellent fixed cost coverage ratios, industry leadership position and a dividend and/or share repurchase policy which will enable investors to benefit from consistent, above average earnings and dividend growth. Intensive on-site research, including interviews with top management, is undertaken by the Adviser to identify companies with strong management, further narrowing the universe of acceptable investments.

  The Adviser bases a common stock's value on the payment of a future stream of anticipated dividends. A dividend discount analysis is utilized to deter-mine those stocks with the most attractive returns from this universe. The ex-pected internal rate of return for each company is then compared to the rate of return from a relatively riskless asset (intermediate term--U.S. Treasury notes). To purchase a company's stock, the expected rate of return generally must exceed the riskless rate by 600 basis points. Generally, existing stock holdings will be sold, if the internal rate of return based on the dividend discount model has narrowed to less than 200 basis points over the riskless rate.

  The companies which survive the Adviser's rigorous evaluation process are high-quality, well-managed companies. In difficult economic environments, the stocks of high quality companies likely will be far less volatile than the stock market. Generally, the Adviser prefers to hold a smaller number of secu-rities in the Portfolios, e.g., stocks of 25 to 40 companies. In this manner, the Adviser seeks to provide adequate diversification while still allowing for the opportunity to have the Portfolios' composition and performance behave differently than the overall market. Adherence to this philosophy has resulted in a pattern of results quite different than that of the market. The Adviser's emphasis on quality and low risk has protected assets in down markets, while insistence on stability of earnings and dividends growth, financial strength, leadership position and strong cash flow has produced competitive results in all but the most speculative markets. Over the long term, the Adviser believes that these factors should result in superior returns with reduced risk. The Adviser's goal generally is to be fully invested for both Portfolios, but cash can accumulate when attractive new investments are scarce and/or market condi-tions warrant such action.

  C & B BALANCED PORTFOLIO. The Balanced Portfolio is designed to provide shareholders a single vehicle with which to participate in the Adviser's eq-uity and fixed income strategies, combined with the Adviser's asset allocation decisions.

The Portfolio seeks to achieve its objective by investing in a mix of stocks, bonds, and cash equivalents. A typical asset mix for the Portfolio is 60% stocks and 40% bonds. Depending on market conditions, this mix will vary. How-ever, at least 25% of the Portfolio's total assets will always be invested in fixed income senior securities. Cash equivalent investments will be maintained when deemed appropriate by the Adviser. Equity securities are selected using approaches identical to those described under "Investment Policies" for the Equity Portfolio.

  Fixed income securities in the Portfolio will consist primarily of (1) in-vestment grade securities of varying maturities, including securities of or guaranteed by the U.S. Government and its agencies or instrumentalities, cor-porate bonds, mortgage-backed securities, variable rate debt securities, as-set-backed securities, and various short-term instruments such as commercial paper, Treasury bills, and certificates of deposit, and (2) any other publicly or privately placed unrated security which, in the Adviser's opinion, is equivalent in quality to securities having one of the four highest grades as-signed by Moody's or S&P.

  Investment grade bonds are generally considered to be those bonds having one of the four highest grades assigned by Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A, or BBB). Bonds rated Baa or BBB may possess speculative charac-teristics and may be more sensitive to changes in the economy and the finan-cial condition of issuers than higher rated bonds. Mortgage-backed securities in which the Portfolio will invest either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest or are sufficiently seasoned to be considered by the Adviser to be of investment grade quality.

  The Adviser intends to limit the Portfolio's fixed income investments to in-vestment grade securities. However, as described above, the Adviser reserves the right to retain securities which are downgraded by one or both of the rat-ing agencies or buy securities rated Ba or B by Moody's or BB or B by S&P if, in the Adviser's judgment, maintaining a position in the securities is war-ranted. Securities rated less than Baa by Moody's or BBB by S&P, which are commonly known as "junk bonds," are classified as carrying a high degree of risk and are considered speculative by the major credit rating agencies. In addition, the Adviser may invest in preferred stocks and convertible securi-ties. In the case of convertible securities, the conversion privilege may be exercised, but the common stocks received will be sold.


                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, each Portfolio may invest a por-tion of its assets in domestic and foreign money market instruments including certificates of deposit, bankers' acceptances, time deposits, U.S. Government obligations, U.S. Government agency securities, short-term corporate debt securities, and commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or if unrated, determined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio. Each Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by each Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, a Portfolio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPANIES.")

REPURCHASE AGREEMENTS
  Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause a Port-folio to experience a loss or delay in the liquidation of the collateral se-curing the repurchase agreement. The Portfolio might also incur dispo-sition costs in liquidating the collateral. While the Fund's management ac-knowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures. The Fund has received permission from the SEC to pool daily uninvested cash bal-ances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, a Portfolio may incur lower transaction costs and earn higher rates of interest on joint re-purchase agreements. Each Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT TERM INVESTMENTS.")

LENDING OF SECURITIES
  Each Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. A Portfolio will not loan securities to the extent that greater than one-third of its total assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is subject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Directors. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered by the Adviser in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Directors. The Portfolios will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED AND FORWARD DELIVERY SECURITIES
  Each Portfolio may purchase and sell securities on a "when-issued" or "for-ward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When-issued or forward deliv-ery transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to the transaction. A Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Such segregated securi-ties will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed deliv-ery basis prior to the time delivery is made, although a Portfolio may earn income on securities it has deposited in a segregated account.

  The Portfolio engages in these types of purchases in order to buy securities that fit with its investment objectives at attractive prices--not to increase its investment leverage.

PORTFOLIO TURNOVER
  Portfolio turnover for the Mid Cap Portfolio is not anticipated to exceed 50%. In addition to Portfolio trading costs, higher rates of portfolio turn-over may result in the realization of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxation.) The Portfo-lios will not normally engage in short-term trading, but each reserves the right to do so. The tables set forth in "Financial Highlights" present the Eq-uity, Balanced and Taxable Equity Portfolios' historical portfolio turnover rates.

INVESTMENT COMPANIES
  Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios, for cash management purposes, to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

FOREIGN SECURITIES (ADRS)
  Each Portfolio may invest up to 10% of its assets, under normal circumstanc-es, in securities of foreign issuers through use of American Depositary Re-ceipts ("ADRs"). These types of investments entail risks in addition to those involved in investments in securities of domestic issues. Investing in foreign securities through ADRs may represent a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations, possible exchange controls, less publicly-available information, more volatile markets, less securities regulation, less favorable tax provisions (including possible withholding taxes), war, expropriation or the inability or difficulty of en-forcing judgments against foreign issuers. In particular, the dollar value of portfolio securities of non-U.S. issuers fluctuates with changes in market and economic conditions abroad and with changes in relative currency values.

  ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or pool of se-curities issued by a foreign issuer (the "underlying issuer") and deposited with the deposita-ry. ADRs may be "sponsored" or "unsponsored". Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying is-suer. Holders of an unsponsored ADR generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited security or pool of securities. For additional information regarding foreign securities, please see the State-ment of Additional Information.

FUTURES CONTRACTS AND OPTIONS
  In order to remain fully invested, and to reduce transaction costs, the Bal-anced Portfolio may invest in stock and bond futures and options and interest rate futures contracts and the Equity, Taxable Equity and Mid Cap Portfolios may invest in stock futures and options. Because transaction costs associated with futures and options may be lower than the costs of investing in stocks and bonds directly, the use of index futures and options to facilitate cash flows may reduce a Portfolio's overall transactions costs.

  Each Portfolio may enter into futures contracts provided that not more than 5% of the Portfolio's assets are required as margin deposit to secure obliga-tions under such contracts. The Portfolios will engage in futures and options transactions for hedging purposes only and not for speculative purposes.

  Futures and options can be volatile and involve various degrees and types of risk. If the Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with its investments, use of futures and options contracts could result in a potentially unlimited loss that could ex-ceed the amount originally deposited as initial margin. The Portfolio could also suffer losses if it is unable to liquidate its position due to an illiq-uid secondary market. In the opinion of the Fund's Directors, the risk that a Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transac-tions traded on national exchanges and for which there appears to be a liquid secondary market.

RESTRICTED SECURITIES
  Each Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Directors, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Portfolio's investment limitations. Each Portfo-lio will invest no more than 10% of its net assets in illiquid securities. The prices realized from the sales of these securities could be more or less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities.

  Except as specified above and as described under "Investment Limitations," the foregoing investment policies are not fundamental and the Fund's Directors may change such policies without an affirmative vote of a majority of the out-standing voting securities of each Portfolio, as defined in the 1940 Act.

INVESTMENT LIMITATIONS
  A Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies when the Portfolio adopts a temporary defensive position.

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act and the Rules and Regulations or inter-pretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) a Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

  The investment limitations described here and in the SAI are fundamental policies and may be changed only with the approval of the holders of a major-ity of the outstanding shares of each Portfolio of the Fund. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of a Portfolio's assets will not be consid-ered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the Fund or a designated Service Agent. (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500. The minimum ini-tial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions may be permitted by the offi-cers of the Fund.

  Shares of the Portfolios may be purchased by customers of brokers-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, which would not be imposed if shares of the Portfolio were pur-chased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not available to a share-holder dealing directly with the Fund. A salesperson and any other person en-titled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents, or if applicable, their designees, that have entered into agreements with the Fund or its agent may enter confirmed purchase or redemp-tion orders on behalf of clients and customers, with payment to follow no later than a Portfolio's pricing on the following business day. If payment is not received by the Fund's Sub-Transfer Agent, Chase Global Funds Services Company by such time, the Service Agent could be held liable for resulting fees or losses. A Portfolio may be deemed to have received a purchase or re-demption order when a Service Agent, or, if applicable, its authorized desig-nee, accepts the order. Orders received by the Fund in proper form will be priced at the Portfolio's net asset value next computed after they are ac-cepted by the Service Agent or its authorized designee. Service Agents are re-sponsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documenta-tion and money.

INITIAL INVESTMENTS

  BY MAIL

  . Complete and sign an Application, and mail it together with a check payable to "UAM Funds" to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined af-ter receipt. Payment does not need to be converted into Federal Funds (moneys credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment. The Fund will not accept third-party checks to purchase shares of a Portfolio. If you purchase shares by check, please be sure that your check is made payable to the "UAM Funds."

  BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. The call must be received prior to the close of regu-lar trading on the NYSE (generally 4:00 p.m. Eastern Time) to receive that day's price. An account number and a wire control number will then be provided to you, in addition to wiring instructions. Next,

  . Instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                          Ref: Portfolio Name
                                               ----------------------
                          Your Account Number
                                               ----------------------
                           Your Account Name
                                               ----------------------
                          Wire Control Number
                                               ----------------------

                  (assigned by the UAM Funds Service Center)

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

  . To be sure that a bank wire order is received on the same day it is sent, an investor's bank should wire funds as early in the day as possi-ble. The bank sending funds may charge for this service. The Fund's agent reserves the right to charge investors for receipt of wired funds, but no charge is currently imposed by this service. It is necessary to obtain a new wire control number every time money is wired into an ac-count in a Portfolio. Wire control numbers are effective for one trans-action only and cannot be used more than once. Wired money that is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

ADDITIONAL INVESTMENTS
  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds") or by wiring money to the Custodian Bank using the instructions outlined above. When making additional investments, be sure that the account number, account name, and the Portfolio to be purchased are specified on the check or wire. Prior to wiring additional investments, notify the Fund by calling the number on the cover of this Prospectus. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

PURCHASE BY ACH

  If you have made this election, shares of a Portfolio may be purchased via Automated Clearing House ("ACH"). Investors purchasing via ACH should complete the appropriate sections of the Account Application and attach a voided check or deposit slip to the Account Application. This option must be established on your account at least 15 days prior to your initiating an ACH transaction. (See "SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN.")

OTHER PURCHASE INFORMATION
  Investments received by the close of regular trading on the NYSE (generally 4 p.m. Eastern Time) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole discretion, to suspend the offering of shares of each Portfolio or to reject purchase orders when, in the judgment of man-agement, such suspension or rejection is in the best interests of the Fund. The Portfolios are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Portfolio's performance and their shareholders. Accordingly, if the Fund's management de-termines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any purchase request, with respect to such investor's account. Such in-vestors also may be barred from purchasing other Portfolios of the Fund. Pur-chases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as de-scribed in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by a Portfo-lio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights per-taining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securi-ties acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of each Portfolio may be redeemed by mail or telephone, at any time, at the net asset value of the Portfolio next determined after the receipt of the redemption request. No charge is made for the redemption of shares of the Equity, Mid Cap and Balanced Portfolios. Shares of the Taxable Equity Portfolio held for less than one year will be subject to a 1% redemption fee to be retained by the Fund for the benefit of the Portfolio's remaining shareholders. This fee is designed to encourage long-term investment in the Taxable Equity Portfolio, to offset transaction and other expenses caused by early redemptions and to facilitate portfolio management. Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed); and

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the UAM Funds Service Center of a redemption request in proper form. Although the Fund will redeem shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a pe-riod of up to fifteen days after their purchase, pending determination that the check has cleared. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds. The Fund may suspend the right of redemption or post-pone the date at times when either the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the SEC.

  If the Fund's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

  The Portfolios reserve the right to liquidate any account that is below fifty percent of the required minimum initial investment amount for a Portfo-lio as set forth in the Prospectus, where the reduction in value has occurred due to a redemption or exchange out of the account. If at any time your total investment does not have a value of at least fifty percent of the required minimum initial invest-ment amount, you may be notified that the value of your account is below the Portfolio's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Re-tirement accounts and certain other accounts will not be subject to automatic liquidation. Reductions in value that result solely from market activity will not trigger an involuntary redemption.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of each C & B Portfolio may be exchanged for In-stitutional Class Shares of other C & B Portfolios. In addition, Institutional Class Shares of each Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the Fund or UAM Funds Trust. (See the list of Portfolios of the UAM Funds--Institutional Class Shares at the end of this Prospectus.) Exchange requests should be made by calling the Fund or writing to the UAM Funds Service Center.

  Any exchange will be based on the net asset values of the shares involved. There is no sales commission or charge of any kind for an exchange, except that a 1% redemption fee will be charged on exchanges of Taxable Equity Port-folio shares, if such shares have been held for less than one year prior to the exchange date. (See "FUND EXPENSES.") Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the invest-ment objectives and policies of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s). Ex-changes can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the NYSE will be processed on the next business day.

  The Fund may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request. If the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any exchange request, with respect to such investor's account. Such investors also may be barred from exchanging into other Portfolios of the Fund.

  For additional information regarding responsibility for the authenticity of telecopied instructions, see "REDEMPTION OF SHARES--BY TELEPHONE" above. An exchange into another UAM Funds Portfolio may result in a capital gain or loss for income tax purposes. The Fund may modify or terminate the exchange privi-lege at any time.

AUTOMATIC INVESTMENT PLAN
  An Automatic Investment Plan permits shareholders of a Portfolio with a min-imum value of $2,500 or more to purchase shares automatically (minimum of $100 per transaction) at regular intervals selected by the shareholder. Provided the shareholder's bank or other financial institution allows automatic with-drawals, shares are purchased by transferring funds via the Automated Clearing House ("ACH"). Investments made through ACH will be automatically transferred from a shareholder's checking, bank money market or NOW account designated by the shareholder. Such withdrawals are made electronically, if the sharehold-er's bank or financial institution so permits, or by pre-authorized checks or drafts drawn on the shareholder's bank or other account. The bank or financial institution must be a member of ACH. At the shareholder's option, the account designated will be debited in the specified amount, and shares will be pur-chased monthly or quarterly.

  To establish an Automatic Investment Plan, a shareholder must complete the appropriate sections of the Account Application and mail it to Chase Global Funds Services Company. A shareholder may cancel his/her participation or change the amount of purchase at any time by mailing written notification to Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798 and notification generally will be effective three business days following re-ceipt. The Fund may modify or terminate this privilege at any time, or may charge a service fee, although no such fee currently is contemplated.

SYSTEMATIC WITHDRAWAL PLAN

  Any shareholder whose account balance totals at least $10,000 may establish a Systematic Withdrawal Plan under which an amount pre-determined by the shareholder (but at least $100) is automatically redeemed from the sharehold-er's account either monthly or quarterly. A shareholder may participate in the Systematic Withdrawal Plan by using ACH. Redemptions made through ACH will be automatically transferred to the shareholder's bank or other similar financial institution account or a properly designated third party. The bank or finan-cial institution must be a member of ACH. Redemptions ordinarily are made on the third business day of the month and payments ordinarily will be transmit-ted within five business days after the redemption date. Because the prices of Fund shares fluctuate, the number of shares redeemed to finance systematic withdrawal payments of a given amount will vary from payment to payment. If a shareholder owns shares in more than one Portfolio, the shareholder must des-ignate the Portfolio from which the redemptions under a Systematic Withdrawal Plan should be made. A Systematic Withdrawal

Plan may be terminated or suspended at any time by the Fund. A shareholder may elect at any time, in writing, to terminate participation in the Systematic Withdrawal Plan. Such written election must be sent to and received by the Fund before a termination becomes effective. There is currently no charge to the shareholder for a Systematic Withdrawal Plan.

                              VALUATION OF SHARES

  The net asset value of each class of each Portfolio is determined by divid-ing the value of the Portfolio's assets attributable to the class, less any liabilities attributable to the class, by the number of shares outstanding at-tributable to the class. The net asset value per share of each class of each Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolios measure performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Yield and total return are calcu-lated separately for each class of a Portfolio.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Portfolios' performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolios' SAI. This information may also be included in sales literature and advertising.

  The Portfolios' Annual Reports to Shareholders for the most recent fiscal year end contain additional performance information that include comparisons with appropriate indices. The Annual Reports are available without charge. Contact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolios will normally distribute them annually.

  All dividends and capital gains distributions will be automatically rein-vested in additional shares of each Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  Each Portfolio intends to qualify as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt generally from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, each Portfolio must, among other things, distribute substantially all of its ordi-nary income and net capital gains on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term or mid-term capital gains distributions are taxed as long-term or mid-term capital gains, as the case may be. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month and paid in January of the following year will be treated as if they had been paid by the Fund and received by the shareholders on De-cember 31.

  The Fund is required by federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by each Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce each Portfolio's dividends but are included in the taxable income reported on your tax statement if each Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

                              INVESTMENT ADVISER

  Cooke & Bieler, Inc. is a Pennsylvania corporation formed in 1951 and is lo-cated at 1700 Market Street, Philadelphia, PA 19103. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), a holding company, and provides investment management services to corporations, founda-tions, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals. As of December 31, 1997, the Adviser had over $5.5 billion in assets under management. For further information on Cooke & Bieler's investment services, please call (215) 567-1101.

  The investment professionals of the Adviser who are primarily responsible for the day-to-day operations of the Portfolios and a description of their business experience during the past five years are as follows:

JOHN J. MEDVECKIS, Partner and Director.

  A.B., University of Cincinnati.
  He has been a member of the firm since 1973 and has managed the Portfolios since inception.

R. JAMES O'NEIL, Vice President.

  B.A., cum laude, Colby College.
  M.B.A., Harvard University.
  He is a Chartered Financial Analyst and has been a member of the firm since 1988 and has managed the Portfolios since inception.

PETER A. THOMPSON, Vice President.

  B.A., Princeton University.
  M.B.A., Colgate Darden School of Business Administration.
  He has been a member of the firm since 1989 and has managed the Portfolios since inception.

MICHAEL M. MEYER, Associate.

  B.A., cum laude, Davidson College.
  M.B.A., The Wharton School of Finance, University of Pennsylvania. He has been a member of the firm since 1993.

KERMIT S. ECK, Vice President.

  B.S., Montana State University.
  M.B.A., Stanford University.
  He is a Chartered Financial Analyst and has been a member of the firm since 1993.

  Under Investment Advisory Agreements with the Fund, the Adviser manages the investment and reinvestment of the assets of the Equity and Balanced Portfo-lios, and the Taxable Equity and the Mid Cap Portfolios pursuant to agreements dated as of July 3, 1989 and September 30, 1996, respectively. The Adviser must adhere to the stated investment objectives and policies of the Portfo-lios, and is subject to the control and supervision of the Fund's Board of Di-rectors.

  As compensation for its services as an Adviser, each Portfolio pays the Ad-viser an annual fee, in monthly installments, calculated by applying the fol-lowing annual percentage rates to each Portfolios' average daily net assets for the month:

                                                                          RATE
                                                                          -----
   Equity Portfolio...................................................... 0.625%
   Balanced Portfolio.................................................... 0.625%
   Taxable Equity Portfolio.............................................. 0.625%
   Mid Cap Portfolio..................................................... 0.625%

  The Adviser has voluntarily agreed to maintain each Portfolio's total annual operating expenses from exceeding 1.00% of its average daily net assets. Ab-sent the fees waived and expenses assumed by the Adviser, estimated annualized total operating expenses, including administrative fees as discussed below, would be 1.153% for the Taxable Equity Portfolio and 1.153% for the Mid Cap Portfolio. The Fund will not reimburse the Adviser for any advisory fees which are waived or Portfolio expenses which the Adviser may bear on behalf of the Portfolios for a given fiscal year.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with re-spect to the Fund, a Portfolio or any Class of Shares of a Portfolio. Payments made for any of these purposes may be made from the paying entity's revenues, its profits or any other source available to it. When such services arrange-ments are in effect, they are made generally available to all qualified serv-ice providers.

  The Distributor, the Adviser, and certain of their affiliates also partici-pate, at the date of this prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and shareholder services of its Consulting Group and receives 0.15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts payable to all selling deal-ers. The Fund also compensates Smith Barney for services it provides to cer-tain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  The Portfolio pays UAMFSI a two part monthly fee: a Portfolio specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio specific fees are calculated from the aggregate net assets of each Portfolio:

                                                                           RATE
                                                                           ----
   Equity Portfolio....................................................... 0.04%
   Balanced Portfolio..................................................... 0.06%
   Taxable Equity Portfolio............................................... 0.04%
   Mid Cap Portfolio...................................................... 0.04%

CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined UAM Funds net assets;

  0.11 of 1% of the next $800 million of combined UAM Funds net assets;

  0.07 of 1% of combined UAM Funds net assets in excess of $1 billionbut less than $3 billion;

  0.05 of 1% of combined UAM Funds net assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent for the Fund, agrees to use its best efforts as sole distributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Portfo-lios included in this Prospectus. The Agreement continues in effect so long as it is approved at least annually by a vote of the Fund's Board of Directors. Those approving the agreements must include a majority of Directors who are neither parties to such Agreement nor interested persons of any such party. The Agreement provides that the Fund will bear costs of registration of its shares with the SEC as well as the printing of its prospectuses, its state-ments of additional information and its reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements authorize the Adviser to select the brokers or deal-ers that will execute the purchase and sale of investment securities for the Portfolios and direct the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transactions of the Port-folios. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to each Portfolio in addition to required broker services. Such brokers may be paid a higher commission than that which another qualified bro-ker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the such com-mission is reasonable in terms either of the transaction or the overall re-sponsibility of the Adviser to a Portfolio and the Adviser's other clients. Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reason-able by the Adviser. Although there is no specified formula for allocating such transactions, such allocations are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc." On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc.". The Fund's Articles of Incorporation permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Directors have the power to designate one or more series or classes of shares of common stock and to classify or reclassify any unissued shares without further action by shareholders. At its discretion, the Board of Direc-tors may create additional Portfolios and classes of shares of the Fund in the future.

  The shares of each Portfolio are fully paid and nonassessable, have no pref-erence as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. They have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Di-rectors can elect 100% of the Directors. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. In addition to the Institutional Class Shares offered by this Prospectus, the Board of Directors of the Fund has authorized Institutional Service Class Shares and Advisor Class Shares, which are not currently being offering by these Portfolios.

  As of December 24, 1997, UFCW Local 56 & Ford Independent Employees MPP Trust held of record 29.2% of the outstanding shares of the Balanced Portfo-lio. The persons owning 25% or more of the outstanding shares of a Portfolio may be presumed to "Control" (as that term is defined in the Investment Com-pany Act of 1940) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring approval of shareholders of such Portfolio.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters to the extent required in the undertaking.

CUSTODIAN
  The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS
  Price Waterhouse LLP serves as the independent accountants for the Fund.

REPORTS
  Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RE-LIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CON-STITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio
 BHM&S Total Return Bond Portfolio
 Chicago Asset Management Intermediate Bond Portfolio
 Chicago Asset Management Value/Contrarian Portfolio
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio
 DSI Balanced Portfolio
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio
 FMA Small Company Portfolio
 FPA Crescent Portfolio
 Hanson Equity Portfolio
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio
 IRC Enhanced Index Portfolio
 Jacobs International Equity Portfolio
 McKee U.S. Government Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio
 McKee Small Cap Equity Portfolio
 MJI International Equity Portfolio
 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio
 NWQ Small Cap Equity Portfolio
 NWQ Special Equity Portfolio
 Rice, Hall James Small Cap Portfolio
 Rice, Hall James Small/Mid Cap Portfolio
 Sirach Equity Portfolio
 Sirach Growth Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio
 Sirach Bond Portfolio
 SAMI Preferred Stock Income Portfolio
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Small Cap Value Portfolio
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio
 TS&W Balanced Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Cooke & Bieler, Inc.
  1700 Market Street
  Philadelphia, PA 19103
  (215) 567-1101

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110



  PROSPECTUS

  January 22, 1998

  UAM Funds

  The DSI Portfolios

  Institutional
  Class Shares







             P R O S P E C T U S








                    January 22, 1998

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objectives......................................................   8
Investment Policies........................................................   8
Other Investment Policies..................................................  13
Investment Limitations.....................................................  17
Purchase of Shares.........................................................  18
Redemption of Shares.......................................................  22
Shareholder Services.......................................................  25
Valuation of Shares........................................................  27
Performance Calculations...................................................  28
Dividends, Capital Gains Distributions and Taxes...........................  29
Investment Adviser.........................................................  30
Administrative Services....................................................  35
Distributor................................................................  35
Portfolio Transactions.....................................................  36
General Information........................................................  36
UAM Funds -- Institutional Class Shares....................................  39

UAM FUNDS                                             THE DSI PORTFOLIOS

                                                      INSTITUTIONAL CLASS SHARES



--------------------------------------------------------------------------------

                      PROSPECTUS -- JANUARY 22, 1998

  UAM Funds, Inc. (the "Fund") is an open-end, management investment company known as a "mutual fund." The Fund consists of multiple series (known as "Port-folios") each of which has different investment objectives and policies. The DSI Disciplined Value Portfolio currently offers two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). The DSI Limited Maturity Bond, DSI Money Market and DSI Balanced Portfolios currently offer only one class of shares: Institutional Class Shares. The securities offered in this Prospectus are Institutional Class Shares of four diversified, no-load Portfolios of the Fund managed by Dewey Square Investors Corporation.

  DSI DISCIPLINED VALUE PORTFOLIO. The objective of the DSI Disciplined Value Portfolio (the "Disciplined Value Portfolio") is to achieve maximum long-term total return consistent with reasonable risk to principal through diversified equity investments.

  DSI LIMITED MATURITY BOND PORTFOLIO. The objective of the DSI Limited Matu-rity Bond Portfolio (the "Limited Maturity Bond Portfolio") is to provide maxi-mum total return consistent with reasonable risk to principal by investing in investment grade fixed income securities. The Portfolio will ordinarily main-tain an average weighted maturity of less than six years.

  DSI MONEY MARKET PORTFOLIO. The objective of the DSI Money Market Portfolio (the "Money Market Portfolio") is to provide maximum current income consistent with the preservation of capital and liquidity by investing in short-term in-vestment grade money market obligations issued or guaranteed by financial in-stitutions, nonfinancial corporations, and the United States Government, as well as repurchase agreements collateralized by such securities. It is antici-pated that the Portfolio will maintain a constant net asset value of $1.00 and an average weighted maturity of 90 days or less. THE PORTFOLIO'S SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSUR-ANCE THAT A CONSTANT NET ASSET VALUE OF $1.00 WILL BE MAINTAINED.

  DSI BALANCED PORTFOLIO. The objective of the DSI Balanced Portfolio (the "Balanced Portfolio") is to provide maximum long-term capital growth consistent with reasonable risk to principal by investing in a diversified portfolio of equity, primarily investment grade fixed income and money market securities.

  There can be no assurance that the Portfolios will achieve their stated objective.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 22, 1998 and has been incorporated by reference into this Prospectus. For a free copy of the SAI, contact the UAM Funds Service Center at 1-800-638-7983.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES
                            DSI INSTITUTIONAL CLASS

  The following table illustrates the expenses and fees that a shareholder of the Portfolios' Institutional Class Shares will incur. The Fund does not charge shareholder transaction fees. However, transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

                          DISCIPLINED VALUE LIMITED MATURITY MONEY MARKET    BALANCED
                              PORTFOLIO      BOND PORTFOLIO    PORTFOLIO     PORTFOLIO
                            INSTITUTIONAL    INSTITUTIONAL   INSTITUTIONAL INSTITUTIONAL
                            CLASS SHARES      CLASS SHARES   CLASS SHARES  CLASS SHARES
                          ----------------- ---------------- ------------- -------------
Sales Load Imposed on
  Purchases.............        NONE              NONE           NONE          NONE
Sales Load Imposed on
  Reinvested Dividends..        NONE              NONE           NONE          NONE
Deferred Sales Load.....        NONE              NONE           NONE          NONE
Redemption Fees.........        NONE              NONE           NONE          NONE
Exchange Fee............        NONE              NONE           NONE          NONE

                        ANNUAL FUND OPERATING EXPENSES

                 (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                          DISCIPLINED VALUE LIMITED MATURITY MONEY MARKET    BALANCED
                              PORTFOLIO      BOND PORTFOLIO    PORTFOLIO     PORTFOLIO
                            INSTITUTIONAL    INSTITUTIONAL   INSTITUTIONAL INSTITUTIONAL
                            CLASS SHARES      CLASS SHARES   CLASS SHARES  CLASS SHARES
                          ----------------- ---------------- ------------- -------------
Investment Advisory Fees
  (After Fee Waiver)....        0.75%             0.45%          0.18%         0.36%**
12b-1 Fees..............        NONE              NONE           NONE          NONE
Other Expenses..........        0.13%             0.19%          0.07%         0.29%
  Administrative Fees...        0.17%             0.30%          0.12%         0.22%
                                ----              ----           ----          ----
Total Operating Expenses
  (After Fee Waiver)....        1.05%+            0.94%+         0.37%*+       0.87%+
                                ====              ====           ====          ====

-----------

 * Absent the Adviser's fee waiver, Investment Advisory Fees and Total Oper-ating Expenses of the Money Market Portfolio Institutional Class Shares for the fiscal year ended October 31, 1997 would have been 0.40% and 0.59%, respectively. Until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory fees in order to keep the advi-sory fees at 0.18% of the Portfolio's average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived on behalf of the Portfolio.

 + The Total Operating Expenses include the effect of expense offsets. If ex-pense offsets were excluded, Total Operating Expenses of the Limited Matu-rity Bond Portfolio Institutional Class Shares would be 0.95%. If expense offsets were excluded, Total Operating Expenses of the Disciplined Value and Money Market Portfolios Institutional Class Shares would not differ. The Balanced Portfolio commenced operations on December 19, 1997.

** The Adviser's fee is as follows: 0.45% for the first twelve months of op-erations, 0.55% for the next twelve months of operations and 0.65% there-after. The Adviser has voluntarily agreed to waive a portion of its advi-sory fees in order to keep the advisory fees at 0.36% of the Portfolio's average daily net assets for the first twelve months of operations. Absent the Adviser's fee waiver, Investment Advisory Fees would be 0.45% and To-tal Operating Expenses would be 0.96% for the Balanced Portfolio.

  This table shows the various fees and expenses that a shareholder of the Portfolios of the Fund would bear directly or indirectly. The expenses and fees set forth above are based on the Disciplined Value, Limited Maturity Bond and Money Market Portfolios' operations during the fiscal year ended October 31, 1997. The fees and expenses with respect to the Balanced Portfolio are based on estimated amounts for its first year of operations, based upon as-sumed average daily net assets of $25 million. As of the date of this Prospec-tus, the Balanced Portfolio Institutional Class Shares had not commenced oper-ations.

EXAMPLE

  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Fund charges no redemption fees of any kind.

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
Disciplined Value Portfolio Institutional
  Class Shares................................  $11     $33     $58     $128
Limited Maturity Bond Portfolio Institutional
  Class Shares................................  $10     $30     $52     $115
Money Market Portfolio Institutional Class
  Shares......................................  $ 4     $12     $21     $ 47
Balanced Portfolio Institutional Class
  Shares......................................  $ 9     $28       *        *

-----------

* As the Balanced Portfolio commenced operations as of December 19, 1997, the Fund has not projected expenses beyond the 3 year period shown.

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER

  Dewey Square Investors Corporation (the "Adviser"), an investment counseling firm founded in 1989, serves as investment adviser to the Fund's four DSI Portfolios. The Adviser was formed as the successor to the business of The Dewey Square Investors Division of The First National Bank of Boston, which division was established in 1984. The Adviser presently manages over $3.4 bil-lion in assets for institutional clients and high net worth individuals. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commis-sion. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment for each Portfolio is $2,500. The minimum for subsequent investments is $100. Certain exceptions to the initial or minimum amounts may be permitted by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Money Market Portfolio declares dividends daily and distributes substan-tially all of its net investment income monthly. Each of the other three Port-folios will normally distribute substantially all of its net investment income in quarterly dividends. Each Portfolio will distribute any realized net capi-tal gains annually. Distributions will be reinvested in Portfolio shares auto-matically unless an investor elects to receive cash distributions. (See "DIVI-DENDS AND DISTRIBUTIONS.")

REDEMPTION AND EXCHANGES

  Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value per share of the Portfolio next determined after receipt of the redemption request. The redemption price may be more or less than the pur-chase price. Shares of each Portfolio may be exchanged for shares of the same class of any other Portfolio of the UAM Funds. (See "REDEMPTION OF SHARES" and "EXCHANGE PRIVILEGE.")

ADMINISTRATIVE SERVICES
  UAM Fund Services Inc. ("UAMFSI"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing adminis-tration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  Except for the Money Market Portfolio, the value of the Portfolios' shares can be expected to fluctuate in response to changes in market and economic conditions, as well as the financial conditions and prospects of the issuers in which the Portfolios invest. Prospective investors in the Fund should con-sider the following: (1) The Limited Maturity Bond and the Balanced Portfolios may invest in securities rated lower than Baa by Moody's Investors Services, Inc. or BBB by Standard & Poor's Corporation. These securities carry a high degree of credit risk, and are considered speculative by the major credit rat-ing agencies and are sometimes referred to as "junk bonds" (See "INVESTMENT POLICIES"); (2) Each Portfolio (except the Money Market Portfolio) may invest a portion of its assets in derivatives including futures contracts and options (See "FUTURES CONTRACTS AND OPTIONS"); (3) Each Portfolio (except the Money Market Portfolio) may invest in foreign securities, which may involve greater risks than investments in domestic securities, such as foreign currency risk (See "FOREIGN INVESTMENTS"); (4) The fixed income securities held by the Lim-ited Maturity Bond and the Money Market Portfolios will be affected by general changes in interest rates resulting in an increase or decrease in the value of obligations held by each Portfolio. The value of securities held by such Port-folio can be expected to vary inversely with changes in the interest rates; as interest rates decline, market value tends to increase and vice versa; (5) In general, the Portfolios will not trade for short-term profits, however, when circumstances warrant, investments may be sold without regard to the length of time held. High rates of turnover may result in additional cost and the reali-zation of capital gains (See "PORTFOLIO TURNOVER"); and (6) Each Portfolio may use various investment practices that involve special consideration, including investing in repurchase agreements, when-issued, forward delivery and delayed settlement securities and lending of securities. (See "OTHER INVESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS
                          INSTITUTIONAL CLASS SHARES

  The following tables provide selected per share information for a share out-standing throughout each of the respective periods presented for the Disci-plined Value, Limited Maturity Bond and Money Market Portfolios' Institutional Class Shares. These tables are part of the Portfolios' Financial Statements, which are included in the Portfolios' 1997 Annual Report to Shareholders. The Financial Statements are included in the Portfolios' SAI. The Portfolios' Fi-nancial Statements have been audited by Price Waterhouse LLP. Their unquali-fied opinion on the Financial Statements is also included in the SAI. Please read the following information in conjunction with the Portfolios' 1997 Annual Report to Shareholders. The Balanced Portfolio Institutional Class Shares had not commenced operations as of the date of this Prospectus.

                          DISCIPLINED VALUE PORTFOLIO

                                                                                           DECEMBER
                                          YEARS ENDED OCTOBER 31,                        12, 1989** TO
                          -------------------------------------------------------------     OCTOBER
                           1997     1996     1995     1994     1993     1992     1991      31, 1990
                          -------  -------  -------  -------  -------  -------  -------  -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $ 12.99  $ 11.76  $ 11.11  $ 12.72  $ 10.62  $ 10.17  $  7.86     $ 10.00
                          -------  -------  -------  -------  -------  -------  -------     -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..     0.19     0.23     0.25     0.22     0.22     0.26     0.26        0.27
 Net Realized and
  Unrealized Gain
  (Loss)................     3.10     2.26     1.70     0.17     2.09     0.46     2.31       (2.16)
                          -------  -------  -------  -------  -------  -------  -------     -------
  Total from Investment
   Operations...........     3.29     2.49     1.95     0.39     2.31     0.72     2.57       (1.89)
                          -------  -------  -------  -------  -------  -------  -------     -------
DISTRIBUTIONS
 Net Investment Income..    (0.20)   (0.22)   (0.25)   (0.22)   (0.21)   (0.27)   (0.26)      (0.25)
 Net Realized Gain......    (1.81)   (1.04)   (1.05)   (1.78)     --       --       --          --
                          -------  -------  -------  -------  -------  -------  -------     -------
  Total Distributions...    (2.01)   (1.26)   (1.30)   (2.00)   (0.21)   (0.27)   (0.26)      (0.25)
                          -------  -------  -------  -------  -------  -------  -------     -------
NET ASSET VALUE, END OF
 PERIOD.................  $ 14.27  $ 12.99  $ 11.76  $ 11.11  $ 12.72  $ 10.62  $ 10.17     $  7.86
                          =======  =======  =======  =======  =======  =======  =======     =======
TOTAL RETURN............    28.99%   22.92%   20.12%    3.48%   21.92%    7.15%   32.95%     (19.26)%
                          =======  =======  =======  =======  =======  =======  =======     =======
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....  $78,545  $63,596  $47,938  $49,002  $42,170  $37,202  $41,558     $33,388
Ratio of Expenses to
 Average Net Assets.....     1.05%    1.04%    1.00%    1.09%    1.04%    0.99%    1.05%       1.01%*
Ratio of Net Investment
 Income to Average Net
 Assets.................     1.42%    1.89%    2.26%    2.02%    1.88%    2.44%    2.60%       3.16%*
Portfolio Turnover
 Rate...................      126%     135%     121%     184%     149%      74%      62%         75%
Average Commission
 Rate#..................  $0.0594  $0.0588      N/A      N/A      N/A      N/A      N/A         N/A
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................     1.05%    1.04%    0.99%     N/A      N/A      N/A      N/A         N/A

---------
 * Annualized

** Commencement of operations.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

                        LIMITED MATURITY BOND PORTFOLIO

                                                                                           DECEMBER
                                         YEARS ENDED OCTOBER 31,                         18, 1989** TO
                         --------------------------------------------------------------     OCTOBER
                          1997     1996     1995     1994      1993     1992     1991      31, 1990
                         -------  -------  -------  -------   -------  -------  -------  -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.... $  9.40  $  9.51  $  9.31  $  9.95   $ 10.56  $ 10.40  $  9.87     $ 10.00
                         -------  -------  -------  -------   -------  -------  -------     -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment
  Income................    0.58     0.62     0.69     0.56      0.68     0.66     0.77        0.66
 Net Realized and
  Unrealized Gain
  (Loss)................    0.05    (0.13)    0.17    (0.70)    (0.16)    0.35     0.53       (0.19)
                         -------  -------  -------  -------   -------  -------  -------     -------
   Total from Investment
    Operations..........    0.63     0.49     0.86    (0.14)     0.52     1.01     1.30        0.47
                         -------  -------  -------  -------   -------  -------  -------     -------
DISTRIBUTIONS
 Net Investment
  Income................   (0.57)   (0.60)   (0.66)   (0.50)    (0.70)   (0.67)   (0.77)      (0.60)
 Net Realized Gain......     --       --       --       --      (0.43)   (0.18)     --          --
                         -------  -------  -------  -------   -------  -------  -------     -------
   Total Distributions..   (0.57)   (0.60)   (0.66)   (0.50)    (1.13)   (0.85)   (0.77)      (0.60)
                         -------  -------  -------  -------   -------  -------  -------     -------
NET ASSET VALUE, END OF
 PERIOD................. $  9.46  $  9.40  $  9.51  $  9.31   $  9.95  $ 10.56  $ 10.40     $  9.87
                         -------  -------  -------  -------   -------  -------  -------     -------
TOTAL RETURN............    6.93%    5.34%    9.58%   (1.39)%    5.22%   10.03%   13.72%       4.89%
                         =======  =======  =======  =======   =======  =======  =======     =======
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands)..... $32,712  $30,433  $29,294  $30,220   $33,724  $33,206  $34,896     $35,583
Ratio of Expenses to
 Average Net Assets.....    0.95%    1.00%    0.88%    0.88%     0.79%    0.72%    0.75%       0.72%*
Ratio of Net Investment
 Income to Average Net
 Assets.................    6.17%    6.55%    7.12%    5.68%     6.50%    6.19%    7.39%       8.39%*
Portfolio Turnover
 Rate...................      51%     121%     126%     274%      167%     238%     306%        192%
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................    0.94%    0.99%    0.87%     N/A       N/A      N/A      N/A         N/A

----------
 *  Annualized

**  Commencement of operations

                             MONEY MARKET PORTFOLIO

                                                                                                     DECEMBER
                                             YEARS ENDED OCTOBER 31,                               28, 1989** TO
                          -----------------------------------------------------------------------     OCTOBER
                            1997       1996       1995       1994      1993      1992      1991      31, 1990
                          --------   --------   --------   --------  --------  --------  --------  -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $  1.000   $  1.000   $  1.000   $  1.000  $  1.000  $  1.000  $  1.000    $  1.000
                          --------   --------   --------   --------  --------  --------  --------    --------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment
  Income+...............     0.051      0.051      0.053      0.033     0.026     0.035     0.059       0.064
 Total from Investment
  Operations............     0.051      0.051      0.053      0.033     0.026     0.035     0.059       0.064
                          --------   --------   --------   --------  --------  --------  --------    --------
DISTRIBUTIONS
 Net Investment Income..    (0.051)    (0.051)    (0.053)    (0.033)   (0.026)   (0.035)   (0.059)     (0.064)
 Total Distributions....    (0.051)    (0.051)    (0.053)    (0.033)   (0.026)   (0.035)   (0.059)     (0.064)
                          --------   --------   --------   --------  --------  --------  --------    --------
NET ASSET VALUE, END OF
 PERIOD.................  $  1.000   $  1.000   $  1.000   $  1.000  $  1.000  $  1.000  $  1.000    $  1.000
                          --------   --------   --------   --------  --------  --------  --------    --------
TOTAL RETURN............      5.26%+     5.26%+     5.48%+     3.30%     2.63%     3.66%     6.10%       6.59%
                          ========   ========   ========   ========  ========  ========  ========    ========
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....  $152,216   $220,124   $124,147   $112,085  $188,419  $182,807  $168,490    $258,574
Ratio of Expenses to
 Average Net Assets.....      0.37%      0.38%      0.50%      0.56%     0.58%     0.64%     0.68%       0.63%*
Ratio of Net Investment
 Income to Average Net
 Assets.................      5.14%      5.14%      5.35%      3.07%     2.60%     3.65%     5.98%       7.62%*
Voluntary Waived Fees
 and Expenses Assumed by
 the Adviser Per Share..  $  0.002   $  0.002   $  0.001        N/A       N/A       N/A       N/A         N/A
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................      0.37%      0.38%      0.49%       N/A       N/A       N/A       N/A         N/A

----------
 *  Annualized

**  Commencement of operations
+ Total return would have been lower had certain expenses not been waived for the period indicated.

                             INVESTMENT OBJECTIVES

  DISCIPLINED VALUE PORTFOLIO -- The objective of the Disciplined Value Port-folio is to achieve maximum long-term total return consistent with reasonable risk to principal through diversified equity investments. The Portfolio's in-vestment strategy is value-oriented with a disciplined approach to stock se-lection.

  LIMITED MATURITY BOND PORTFOLIO -- The objective of the Limited Maturity Bond Portfolio is to provide maximum total return consistent with reasonable risk to principal by investing in investment grade fixed income securities. These consist of securities of the U.S. Government and its agencies, corporate bonds, mortgage-backed securities, and various short-term instruments such as commercial paper, Treasury bills, and certificates of deposit. Income return is expected to be a predominant portion of the Portfolio's total return. Any capital return on the Portfolio is dependent upon interest rate movements. The capital return from the Portfolio will vary according to, among other factors, interest rate changes and the average weighted maturity (duration) of the Portfolio. The Portfolio will ordinarily maintain an average weighted maturity of less than six years.

  MONEY MARKET PORTFOLIO -- The objective of the Money Market Portfolio is to provide maximum current income consistent with the preservation of capital and liquidity by investing in short-term investment grade money market obligations issued or guaranteed by financial institutions, nonfinancial corporations, and the United States Government, as well as repurchase agreements collateralized by such securities. The Portfolio also invests in U.S. dollar-denominated short-term obligations of foreign banks, foreign branches of domestic banks and foreign non-financial corporations. It is anticipated that the Portfolio will maintain a constant net asset value of $1.00 and an average weighted ma-turity of 90 days or less. There can be no assurance, however, that a constant net asset value of $1.00 will be maintained.

  BALANCED PORTFOLIO -- The objective of the Balanced Portfolio is to provide maximum long-term capital growth consistent with reasonable risk to principal by investing in a diversified portfolio of equity, primarily investment grade fixed income and money market securities. At least 25% of the Portfolio's to-tal assets will always be invested in fixed income senior securities including debt securities and preferred stock.

                              INVESTMENT POLICIES

  DISCIPLINED VALUE PORTFOLIO -- The Disciplined Value Portfolio seeks to achieve its objective by investing primarily in common stocks of mid to large market capitalization companies. The selection process for the Portfolio fo-cuses upon the stocks of statistically undervalued yet sound companies that are likely to show improving fundamentals with identifiable catalysts for change.

  Using screening parameters such as relative price to earnings ratios, rela-tive dividend yields, relative price to book ratios, debt adjusted price to sales ratios, and other financial ratios, the Adviser screens over one thou-sand stocks to identify potentially undervalued securities. Stocks are also screened by an "earnings per share" revision screen, which measures the change in earnings estimate expectations of each stock. The list of potential invest-ments is narrowed further by the use of traditional fundamental security anal-ysis. The Adviser interviews company management and reviews the assessments and opinions of outside analysts and consultants as well as monitors industry trends and technical accumulation/distribution patterns before making the fi-nal stock selection.

  The Portfolio maintains a high degree of diversification generally with a representation in all of the Standard & Poor's 500 Composite Price Stock Index economic sectors. As market timing is not an important part of the Adviser's investment strategy, cash reserves will normally represent a small portion of the Portfolio's assets (under 20%). It is the policy of the Portfolio to in-vest, under normal circumstances, at least 80% of its assets in equity securi-ties. For temporary defensive purposes, however, the Portfolio may reduce its holdings of equity securities and invest up to 100% of its holdings in short-term investments.

  The Adviser anticipates that the majority of the investments in the Portfo-lio will be in United States-based companies; however, from time to time shares of foreign-based companies may be purchased if they pass the selection process outlined above. Under normal circumstances, foreign securities will not comprise more than 20% of the Portfolio's assets.

  LIMITED MATURITY BOND PORTFOLIO -- The Limited Maturity Bond Portfolio seeks to achieve its objective by investing primarily in investment grade fixed in-come securities. These consist of securities of the U.S. Government and its agencies or instrumentalities, corporate bonds, municipal bonds, Yankee bonds, mortgage-backed securities, asset-backed securities, commercial paper, vari-able rate and fixed rate debt securities, which are deemed by the Adviser and the rating agencies cited below to be of investment grade quality. Investment grade bonds are generally considered to be those bonds having one of the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Services ("S&P") (AAA, AA, A or
BBB). The Portfolio will only invest in municipal bonds when the expected re-turn is higher than or equivalent to a taxable investment.

  Mortgage-backed securities in which the Portfolio may invest will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest or are sufficiently seasoned to be considered by the Adviser to be of investment grade quality. Mortgage-backed securities differ from bonds in that the principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at ma-turity. Mortgage-backed secu-rities are called "pass-through" securities because both interest and princi-pal payments (including pre-payments) are passed through to the holder of the security. When prevailing interest rates rise, the value of a mortgage-backed security may decrease as do other types of debt securities. When prevailing interest rates decline, however, the value of mortgage-backed securities may not rise on a comparable basis with other debt securities because of the pre-payment feature. When interest rates decline, additional mortgage prepayments must be reinvested at lower interest rates. Additionally, if a mortgage-backed security is purchased at a premium above its principal value because its fixed rate of interest exceeds the prevailing level of yields, the decline in price to par may result in a loss of the premium in the event of prepayment. Certain mortgage-backed securities are referred to as""derivatives."

  It is the Adviser's intention that the Portfolio's investments will be lim-ited to the investment grades described above. However, the Adviser reserves the right to retain securities which are downgraded by one or both of the rat-ing agencies if, in the Adviser's judgment, the retention of the securities is warranted. In addition, the Adviser may invest up to 10% of the Portfolio's assets in fixed income securities rated Ba or B by Moody's or BB or B by S&P (or which, if unrated, are in the Adviser's opinion of comparable quality or better), preferred stocks and convertible securities. In the case of convert-ible securities, the conversion privilege may be exercised, but the common stocks received will be sold. Securities which are rated Baa or lower by Moody's or BBB or lower by S&P are considered to be more speculative with re-gard to the payment of interest and principal (according to the terms of the indenture) than securities in the three highest rating categories. Such secu-rities normally carry with them a greater degree of investment risk than secu-rities with higher ratings. Securities rated lower than Baa by Moody's or BBB by S&P can carry a high degree of credit risk and are considered speculative by the major credit rating agencies. They are sometimes referred to as "junk bonds."

  The Adviser expects to actively manage the Portfolio in order to meet the investment objective. This will be accomplished by identifying sectors or se-curities in the market which are inefficiently valued. The Portfolio will maintain an average weighted maturity of less than six years.

  While the Adviser anticipates that the majority of the assets in the Portfo-lio will be U.S. dollar-denominated securities, it reserves the right to pur-chase debt obligations of foreign governments, agencies, or corporations de-nominated either in U.S. dollars or foreign currencies and forward contracts for such currencies. The credit quality standards applied to foreign obliga-tions are the same as those applied to the selection of U.S. based securities. For a more complete description of the special considerations and risks asso-ciated with investments in foreign issuers, see "FOREIGN INVESTMENTS."

  While the Adviser does not currently intend to, the Portfolio may enter into forward foreign currency exchange contracts ("forward contracts") when, in the Adviser's judgment, the specific foreign currency covered by a forward con-tract is likely to appreciate against the U.S. dollar. However, unanticipated changes in currency prices may result in a loss to the Portfolio. In addition, forward contracts are traded over-the-counter and typically not in organized markets. As a result, the Portfolio may be unable to liquidate a forward con-tract prior to its stated maturity date or it may be required to enter into an offsetting contract (which it may be unable to do). In addition, the other party to a forward contract may require the Portfolio to deposit collateral upon entering into a forward contract and to deposit additional collateral if exchange rates move adversely to the Portfolio's position. For additional in-formation regarding forward contracts, see the SAI.

  It is the policy of the Portfolio to invest, under normal circumstances, at least 80% of its assets in fixed income securities. For temporary defensive purposes, however, the Portfolio may reduce its holdings of fixed income secu-rities and increase, up to 100%, its holdings in short-term investments.

  MONEY MARKET PORTFOLIO -- The Money Market Portfolio seeks to achieve its objective by investing in money market instruments which mature in 397 days or less. The Portfolio will maintain an average weighted maturity of 90 days or less.

  The Portfolio will invest in the following U.S. dollar-denominated securi-ties:

    . Negotiable certificates of deposit and bankers' acceptances of U.S.
      banks having total assets in excess of $1 billion;

    .  Commercial paper (including variable amount master demand notes);

    . Short-term corporate obligations;

    . Eurodollar certificates of deposit of approved U.S. Banks, Yankee obligations of foreign-owned U.S. banks and U.S. regulated branches of foreign banks;

    . United States Treasury obligations including bills, notes, bonds, and other debt obligations issued by the United States Treasury. These securities are backed by the full faith and credit of the U.S. Government;

    . Securities issued or guaranteed by agencies and instrumentalities of the U.S. Government. Such "agency" securities may not be backed by the full faith and credit of the U.S. Government;

    . Money Market obligations issued by domestic and foreign corpora-tions; and

    . Repurchase agreements that are collateralized by certain securities described under "Short-Term Investments."

  Rated securities purchased by the Portfolio will be rated within the two highest rating categories for short-term debt obligations by at least two na-tionally recognized statistical rating organizations ("NRSROs") assigning a rating to the security or the issuer or, in some cases, the guarantor of the security, or if only on NRSRO has assigned a rating, by that NRSRO. Unrated securities will be determined to be of comparable quality by the Adviser. The Portfolio will not invest more than 5% of its total assets in securities so rated (or comparable to securities so rated) in the second highest rating cat-egory.

  In addition, up to 10% of the Portfolio's assets may be invested in illiquid money market securities, which include securities that are not freely market-able or which are subject to restrictions on disposition under the Securities Act of 1933.

  BALANCED PORTFOLIO--The Balanced Portfolio seeks to achieve its objective by investing in a diversified portfolio of equity, primarily investment grade fixed income and money market securities.

  It is designed to provide shareholders with a single vehicle with which to participate in the Adviser's equity and fixed income strategies combined with the Adviser's asset allocation decisions.

  The Portfolio's equity portion will consist of common, preferred and con-vertible preferred stocks, convertible bonds, and rights and warrants.

  The fixed income portion of the Portfolio will consist of securities of the U.S. government and its agencies, corporate bonds, yankees, municipal bonds, and mortgage-backed and asset-backed securities. Bonds will also include medi-um-term notes, debentures and equipment trust certificates. The Portfolio will invest primarily in investment grade fixed income securities which are those securities rated no lower than investment grade by Moody's (Aaa, Aa, A or Baa) or by S&P (AAA, AA, A or BBB). Bonds rated Baa or BBB possess speculative characteristics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. The Adviser reserves the right to retain securities which are downgraded by one or both of the rat-ing agencies, if in the Adviser's judgment, the retention of securities is warranted. The Adviser may invest up to 10% of the Portfolio's assets in fixed income securities rated Ba or B by Moody's or BB or B by S&P or which, if unrated, are in the Adviser's opinion of comparable quality or better. Securi-ties rated less than Baa by Moody's or BBB by S&P are classified as non-in-vestment grade securities, carry a high degree of risk and are considered speculative by the major credit rating agencies. They are sometimes referred to as "junk bonds."

  While the Adviser anticipates that the majority of the assets in the Portfo-lio will be U.S. dollar-denominated securities, it reserves the right to pur-chase debt obligations of foreign governments, agencies, or corporations de-nominated either in U.S. dollars or foreign currencies. The credit quality standards applied to foreign obligations are the same as those applied to the selection of U.S. based secu-rities. The Portfolio may enter into forward contracts when, in the Adviser's judgment, the specific foreign currency covered by a forward contract is likely to appreciate against the U.S. dollar. However, unanticipated changes in currency prices may result in a loss to the Portfolio. A discussion of for-ward contracts may be found above under the DSI Limited Maturity Bond Portfo-lio and in the SAI For a more complete description of the special considera-tions and risks associated with investments in foreign issuers, see "FOREIGN INVESTMENTS."

  The proportion of the Portfolio's assets invested in equity or fixed income securities will vary as market conditions warrant. Under normal investing con-ditions, the typical asset mix for the Portfolio is expected to be 60% equi-ties and 40% fixed income securities. However, the percentage of the Portfo-lio's assets committed to different asset classes may range as follows: 40% to 75% in equities, 25% to 60% in fixed income securities, and 0% to 25% in cash and cash equivalents. The Portfolio will always invest at least 25% of its to-tal assets in fixed income senior securities. The fixed income portion of the Portfolio will ordinarily maintain an average weighted maturity of between 3 and 10 years and average duration of between 4 and 7 years.

  Equity, fixed income and money market securities are selected using ap-proaches identical to those set forth above under "Investment Policies--Disci-plined Value, Limited Maturity Bond and Money Market Portfolios," respective-ly.

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, each Portfolio may invest a por-tion of its assets in domestic and foreign money market instruments including certificates of deposit, bankers' acceptances, time deposits, U.S. Government obligations, U.S. Government agency securities, short-term corporate debt se-curities, and commercial paper rated within the two highest rating categories for short-term debt obligations by a nationally recognized statistical rating organization assigning a rating to the security and the issuer, or, in some cases, the guarantor of the security. Unrated securities will be determined to be of comparable quality by the Adviser.

  Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% (15% for the Balanced Portfolio) of the to-tal assets of a Portfolio. Each Portfolio will not invest in any security is-sued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S.

banks, the security is, in the opinion of the Adviser, of an investment qual-ity comparable with other debt securities which may be purchased by each Port-folio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, a Portfolio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPA-NIES.")

REPURCHASE AGREEMENTS
  Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause a Port-folio to experience a loss or delay in the liquidation of the collateral se-curing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent se-curity selection criteria and careful monitoring procedures. The Fund has re-ceived permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint ba-sis. By entering into joint repurchase agreements, a Portfolio may incur lower transactions costs and earn higher rates of interest on joint repurchase agreements. Each Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT-TERM INVESTMENTS.")

LENDING OF SECURITIES

  Each Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. A Portfolio will not loan securities to the extent that greater than one-third of its total assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is subject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Directors. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered by the Adviser in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Directors. The Portfolios will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  Each Portfolio may purchase and sell securities on a "when-issued," "forward delivery" or "delayed settlement" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. "Delayed settlement" is a term used to describe the set-tlement of a security transaction in the secondary market which will occur sometime in the future. However, no payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to the transaction. A Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or be-fore the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made, although a Portfolio may earn income on securities it has deposited in a segregated ac-count.

  Each Portfolio may engage in these types of purchases in order to buy secu-rities that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER

  The Money Market Portfolio is expected to have a high portfolio turnover rate due to the short maturities of the securities purchased. Higher rates (100% or more) of portfolio turnover may result in realization of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more infor-mation on taxation.) The tables set forth in "Financial Highlights" present the Disci-plined Value and Limited Maturity Bond Portfolios' historical portfolio turn-over rates. It is expected that the annual portfolio turnover rate for the eq-uity portion of the Balanced Portfolio will be approximately 65%. The annual portfolio turnover rate for its fixed income portion will not exceed 150%. The Portfolios will not normally engage in short-term trading but reserve the right to do so.

INVESTMENT COMPANIES
  Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Money Market Portfolio provided that the invest-ment is consistent with the Portfolio's investment policies and restrictions. Based upon the Portfolio's assets invested in the Money Market Portfolio, the investing Portfolio's adviser will waive its investment advisory fee and any other fees earned as a result of the Portfolio's investment in the Money Mar-ket Portfolio. The investing Portfolio will bear expenses of the Money Market Portfolio on the same basis as all of its other shareholders.

FOREIGN INVESTMENTS
  Investing in foreign companies may involve additional risks and considera-tions which are not typically associated with investing in U.S. companies. Since stocks of foreign companies are normally denominated in foreign curren-cies, the Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

  As non-U.S. companies are not generally subject to uniform accounting, au-diting and financial reporting standards and practices comparable to those ap-plicable to U.S. companies, comparable information may not be readily avail-able about certain foreign companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. compa-nies. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those coun-tries.

FUTURES CONTRACTS AND OPTIONS

  In order to remain fully invested, and to reduce transaction costs, each Portfolio, except the Money Market Portfolio, may invest in futures and op-tions and interest rate futures contracts. Because transaction costs associ-ated with futures and options may be lower than the costs of investing in the securities directly, it is expected that use of index futures and options to facilitate cash flows may reduce a Portfolio's overall transaction costs. The Portfolio may enter into futures contracts provided that not more than 5% of its total assets are at the time of acquisition required as margin deposit to secure obligations under such contracts. The Portfolio will engage in futures and options transactions for hedging purposes only and not for speculative purposes.

  Futures and options can be volatile and involve various degrees and types of risk. If a Portfolio judges market conditions incorrectly or employs a strat-egy that does not correlate well with its investments, use of futures and op-tions contracts could result in a loss. A Portfolio could also suffer losses if it is unable to liquidate its position due to an illiquid secondary market. In the opinion of the Directors of the Fund, the risk that a Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions traded on na-tional exchanges and for which there appears to be a liquid secondary market.

  Except as specified above and as described under "Investment Limitations," the foregoing investment policies are not fundamental and the Directors may change such policies without an affirmative vote of a majority of the out-standing voting securities of each Portfolio, as defined in the 1940 Act.

                            INVESTMENT LIMITATIONS

  Each Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. government or any agency or instrumentality there-
       of);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the se-curities of companies that have (with predecessors) a continuous op-erating history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single in-dustry; however, there are no limitations on investments made in in-struments issued or guaranteed by the U.S. Government and its agen-cies when the Portfolio adopts a temporary defensive position.

  (e) make loans except (i) by purchasing bonds, debentures or similar ob-ligations which are publicly distributed, (including repurchase agreements provided, that repurchase agreements maturing in more than seven days, together with securities which are not readily market-able, will not exceed 10% (15% for the Balanced Portfolio) of a Port-folio's total assets), and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

  (f) borrow, except from banks and as a temporary measure for extraordi-nary or emergency purposes and then, in no event, in excess of 10% (33 1/3% for the Balanced Portfolio) of the Portfolio's gross assets valued at the lower of market or cost. A Portfolio may not purchase additional securities when borrowings exceed 5% of total gross as-sets; and

  (g) pledge, mortgage or hypothecate more than 10% (33 1/3% for the Bal-anced Portfolio) of its total assets.

  The investment limitations described here and in the SAI are fundamental policies of the Disciplined Value, Limited Maturity Bond and Money Market Portfolios and may be changed only with the approval of the holders of a ma-jority of the outstanding shares of each Portfolio of the Fund. Only invest-ment limitations (a), (b), (d), (e) and (f) are classified as fundamental pol-icies of the Balanced Portfolio. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an invest-ment is made, a later change in percentage resulting from changes in the value or total cost of a Portfolio's assets will not be considered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value per share next determined after an order is received by the Fund or its designated Service Agent. (See "VALUATION OF SHARES.") The minimum initial investment re-quired is $2,500 for each Portfolio. Certain exceptions may be permitted by the officers of the Fund.

  Shares of the Portfolios may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or differ-ent purchase and redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and condi-tions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and which would not be imposed if shares of the Portfolio were pur-chased directly from the Fund or the Distributor. The Service Agents may pro-vide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents, or if applicable, their designees, that have entered into agreements with the Fund or its agent may enter confirmed purchase or redemp-tion orders on behalf of clients and customers, with payment to follow no later than the Portfolio's pricing on the following business day. If payment is not received by the Fund's Sub-Transfer Agent, Chase Global Funds Services Company by such time, the Service Agent could be held liable for resulting fees or losses. The Portfolio may be deemed to have received a purchase or re-demption order when a Service Agent, or, if applicable, its authorized desig-nee, accepts the order. Orders received by the Fund in proper form will be priced at the Portfolio's net asset value next computed after they are ac-cepted by the Service Agent or its authorized designee. Service Agents are re-sponsible to their customers and the Fund for timely transmission of all sub-scription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

BY MAIL

  . Complete and sign an Application, and mail it, together with a check payable to "UAM Funds" to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment. The Fund will not accept third-party checks to purchase shares of the Portfolio. If you purchase shares by check, please be sure that your check is made payable to the "UAM Funds."

BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. The call must be received prior to the close of regu-lar trading on the NYSE (generally 4:00 p.m. Eastern Time) to receive that day's price. An account number and a wire control number will then be provided to you in addition to wiring instructions. Next,

  . Instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                          Ref: Portfolio Name
                                                ----------------
                          Your Account Number
                                                ----------------
                           Your Account Name
                                                ----------------
                          Wire Control Number
                                                ----------------

                (assigned by the UAM Funds Service Center)

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

  . To be sure that a bank wire order is received on the same day it is sent, an investor's bank should wire funds as early in the day as possi-ble. The bank sending funds may charge for this service. The Fund's agent reserves the right to charge investors for receipt of wired funds, but no charge is currently imposed by this service. It is necessary to obtain a new wire control number every time money is wired into an ac-count in a Portfolio. Wire control numbers are effective for one trans-action only and cannot be used more than once. Wired money that is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

ADDITIONAL INVESTMENTS

  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check made payable to "UAM Funds" to the above address or by wiring money to the Custodian Bank using the instructions outlined above. When making addi-tional investments, be sure that the account number, account name and the Portfolio to be purchased are identified on the check or wire. Prior to wiring additional investments, notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.


PURCHASE BY ACH

  If you have made this election, shares of the Portfolio may be purchased via Automated Clearing House ("ACH"). Investors purchasing via ACH should complete the appropriate sections of the Account Application and attach a voided check or deposit slip to the Account Application. This option must be established on your account at least 15 days prior to your initiating an ACH transaction. (See "SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN.")

OTHER PURCHASE INFORMATION

  Investments received by 12:00 noon (Eastern Time) in the case of the DSI Money Market Portfolio, and the close of regular trading on the NYSE (gener-ally 4 p.m. Eastern Time in the case of the other DSI Portfolios will be in-vested at the share price calculated after the NYSE closes on that day. In-vestments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole discretion, to suspend the offering of shares of each Portfolio or to re-ject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Portfolios are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculation on short-term market movements. A pattern of fre-quent purchases can be disruptive to efficient portfolio management and, con-sequently, can be detrimental to a Portfolio's performance and its sharehold-ers. Accordingly, if the Fund's management determines that an investor is en-gaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any purchase request, with respect to such investor's ac-count. Such investors also may be barred from purchasing other Portfolios of the Fund. Purchases of a Portfolio's shares will be made in full and frac-tional shares of the Portfolio calculated to three decimal places. Certifi-cates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as de-scribed in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by a Portfo-lio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights per-taining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of each Portfolio of the Fund may be redeemed by mail or telephone at any time without cost, at the net asset value per share of the Portfolio next determined after receipt of the redemption request. No charge is made for re-demptions. Any redemption may be more or less than the purchase price depend-ing on the market value of the investment securities held by the Portfolio.

  In addition to redeeming shares by mail or telephone, a shareholder of the Money Market Portfolio may redeem shares by check at any time, without cost, at the net asset value per share of the Portfolio next determined after re-ceipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed); and

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened as well as prior to effecting each transaction requested by telephone. All telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or Sub-Transfer Agent do not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it rea-sonably believes to be genuine.

BY CHECK
  Shares of the Money Market Portfolio may be redeemed by checks drawn on your Fund account. Checks must be for amounts of $500 or more. The shares to be re-deemed by check will continue to earn dividends until the check clears at The Chase Manhattan Bank.

  Checks are supplied free of charge, and additional checks are mailed upon request. Checks will be mailed only to the registered owner at the address on record. To redeem shares by check:

    . fill out the appropriate section of the Account Application; and

    . submit a signature card with the required signature guarantees (see
      "SIGNATURE GUARANTEES").

  To arrange for redemption by check after an account has been opened, submit a written request and a signature card with the required signature guarantees to the UAM Funds Service Center.

  Stop payment instructions with respect to checks may be given to the UAM Funds Service Center. If there are insufficient shares in the account to cover the amount of the redemption by check, the redemption check will be returned marked "insufficient funds," and the account will be charged a fee of $25.00. Checks may not be used to close an account.

  If any portion of the shares to be redeemed represents an investment made by personal check, the Fund reserves the right not to honor the redemption until it is reasonably satisfied that the check has been collected in accordance with the applicable banking regulations, which may take up to 15 days. If a purchase check is not collected, the purchase will be canceled and the account will be charged $25.00. Purchase of shares using federal funds or bank wires, certified checks or cashier's checks allows more immediate access to an in-vestment. Banks normally impose a charge in connection with the use of bank wires, certified checks, cashier's checks and federal funds.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION

  The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the UAM Funds Service Center of a redemption request in proper form. Although the Fund will redeem shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending determination that the check has cleared. Investors should consider purchasing shares using a certi-fied or bank check or money order if they anticipate an immediate need for re-demption proceeds. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the SEC.

  If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may in-cur brokerage charges on the sale of portfolio securities so received in pay-ment of redemptions.

  The Portfolio reserves the right to liquidate any account that is below fifty percent of the required minimum initial investment amount for a Portfo-lio as set forth in the Prospectus, where the reduction in value has occurred due to a redemption or exchange out of the account. If at any time your total investment does not have a value of at least fifty percent of the required minimum initial investment amount, you may be notified that the value of your account is below the Portfolio's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the ac-count is liquidated. Retirement accounts and certain other accounts will not be subject to automatic liquidation. Reductions in value that result solely from market activity will not trigger an involuntary redemption.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of each Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio. (See the list of Portfo-lios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives and policies of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 12:00 noon (East-ern Time) for the DSI Money Market Portfolio, and the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) for the other DSI Portfolios will be processed as of the close of business on the same day. Requests re-ceived after the close of regular trading of the NYSE will be processed on the next business day. The Fund may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any ex-change request. If the Fund's management determines that an investor is en-gaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any exchange request, with respect to such investor's ac-count. Such investors also may be barred from exchanging into other Portfolios of the Fund. For additional information regarding responsibility for the au-thenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELE-PHONE." An exchange into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes.

AUTOMATIC INVESTMENT PLAN

  An Automatic Investment Plan permits shareholders of a Portfolio with a min-imum value of $2,500 or more to purchase shares automatically (minimum of $100 per transaction) at regular intervals selected by the shareholder. Provided the shareholder's bank or other financial institution allows automatic with-drawals, shares are purchased by transferring funds via the Automated Clearing House ("ACH"). Investments made through ACH will be automatically transferred from a shareholder's checking, bank money market or NOW account designated by the shareholder. Such withdrawals are made electronically, if the sharehold-er's bank or financial institution so permits, or by pre-authorized checks or drafts drawn on the shareholder's bank or other account. The bank or financial institution must be a member of ACH. At the shareholder's option, the account designated will be debited in the specified amount, and shares will be pur-chased monthly or quarterly.

  To establish an Automatic Investment Plan, a shareholder must complete the appropriate section of the Account Application. A shareholder may cancel his/her participation or change the amount of purchase at any time by mailing written notification to Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798 and notification generally will be effective three busi-ness days following receipt. The Fund may modify or terminate this privilege at any time, or may charge a service fee, although no such fee currently is contemplated.

SYSTEMATIC WITHDRAWAL PLAN

  Any shareholder whose account balance totals at least $10,000 may establish a Systematic Withdrawal Plan under which an amount pre-determined by the shareholder (but at least $100) is automatically redeemed from the sharehold-er's account either monthly or quarterly. A shareholder may participate in the Systematic Withdrawal Plan by using ACH. Redemptions made through ACH will be automatically transferred to the shareholder's bank or other similar financial institution account or a properly designated third party. The bank or financial institu-tion must be a member of ACH. Redemptions ordinarily are made on the third business day of the month and payments ordinarily will be transmitted within five business days after the redemption date. Because the prices of Fund shares fluctuate, the number of shares redeemed to finance systematic with-drawal payments of a given amount will vary from payment to payment. If a shareholder owns shares in more than one Portfolio, the shareholder must des-ignate the Portfolio from which the redemptions under a Systematic Withdrawal Plan should be made. A Systematic Withdrawal Plan may be terminated or sus-pended at any time by the Fund. A shareholder may elect at any time, in writ-ing, to terminate participation in the Systematic Withdrawal Plan. Such writ-ten election must be sent to and received by the Fund before a termination be-comes effective. There is currently no charge to the shareholder for a System-atic Withdrawal Plan.

                              VALUATION OF SHARES

  The net asset value of each class of a Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class, less any lia-bilities attributable to the class, by the number of shares outstanding at-tributable to the class. The net asset value per share of each class of a Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

  The Money Market Portfolio values its assets at amortized cost while also monitoring the available market bid prices, or yield equivalents. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. The net asset value per share of the Port-folio will ordinarily remain at $1.00 and the Portfolio's daily dividends will vary in amount. There can be no assurance, however, that the Portfolio will maintain a constant net asset value per share of $1.00.

  The use of amortized cost and the maintenance of the Portfolio's per share net asset value at $1.00 is based on its election to operate under the provi-sions of Rule 2a-7 under the Investment Company Act of 1940. As a condition of operating under that rule, the Portfolio must maintain an average weighted ma-turity of 90 days or less, purchase only instruments deemed to have remaining maturities of one year or less, and invest only in securities which are deter-mined by the Adviser to present minimal credit risks and which are of high quality as determined by any major rating service, or in the case of any in-strument not so rated, considered by the Adviser to be of comparable quality.

  The Directors have established procedures designed to stabilize the net as-set value per share for sales and redemptions at $1.00. These procedures in-clude periodic review at intervals the Directors deem appropriate and reason-able.

  In the event of a deviation of over 1/2 of 1% between the Portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Directors will promptly consider what action, if any, should be taken. Redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average weighted maturity, exercising puts, withholding dividends, paying distribu-tions from capital or capital gains or utilizing a net asset value per share as determined by using available market quotations are all actions the Direc-tors may take in response to such a deviation.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolios measure performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Yield and total return are calcu-lated separately for each class of a Portfolio.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  From time to time the Money Market Portfolio may advertise or quote its "yield" and "effective yield." The "yield" of the Money Market Portfolio re-fers to the income generated by an investment in the Portfolio over a seven day pe-riod (which period will be stated in the advertisement or quote). This income is then "annualized." That is, the amount of income generated by the invest-ment during that week is assumed to be generated each week over a 52-week pe-riod and is shown as a percentage of the investment. The "effective-yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this as-sumed reinvestment.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by the Portfolio with respect to Institu-tional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service and distribution fees relating to Service Class Shares will be borne exclusively by that class.

  The Portfolios' performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolios' Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. To receive an Annual Report, contact the UAM Funds Service Center at the address or phone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Money Market Portfolio declares dividends daily and distributes substan-tially all of its net investment income monthly. The other Portfolios will normally distribute substantially all of their net investment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolios will normally distribute them annually.

  All dividend and capital gains distributions will be automatically rein-vested in additional shares of that Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES

  Each Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt generally from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, each Portfolio must, among other things, distribute substantially all of its ordi-nary income and net capital gains on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term or mid-term capital gains distributions are taxed as long-term or mid-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes, as the case may be.

  Dividends declared in October, November, or December to shareholders of rec-ord in such month and paid in January of the following year will be deemed to have been paid by the Fund and received by the shareholders on December 31.

  The Fund is required by federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number provided is correct and that either you are not currently subject to backup withholding, or you are exempt from backup withholding. This certification must be made on the Application or on a sepa-rate form supplied by the Fund.

  Dividends and interest received by each Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce each Portfolio's dividends but are included in the taxable income reported on your tax statement if each Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

                              INVESTMENT ADVISER

  Dewey Square Investors Corporation, a Delaware corporation formed in 1989 as the successor to the business of the Dewey Square Investors Division of the First National Bank of Boston (which division was established in 1984), is lo-cated at One Financial Center, Boston, MA 02111. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), a holding company, and provides investment management services to corporations, foundations, endow-ments, pension and profit sharing plans, trusts, estates and other institu-tions and individuals. As of December 31, 1997 of this Prospectus, the Adviser had over $3.4 billion in assets under management.

  The investment professionals of the Adviser who are primarily responsible for the day-to-day operations of the Portfolios and a description of their business experience during the past five years are as follows:

  RONALD L. MCCULLOUGH, CFA, MANAGING DIRECTOR -- EQUITY INVESTING, is the se-nior equity strategist and is responsible for all equity investments. He has 28 years of investment experience. Prior to joining Dewey Square, Mr. McCullough was Senior Portfolio Manager and a member of the Trust Investment Committee at Bank of Boston's Institutional Investment Division. He has a BA from Harvard College and is a member of the Boston Security Analysts Society and the Institute of Chartered Financial Analysts (CFA). Mr. McCullough cur-rently manages the DSI Disciplined Value Portfolio. Mr. McCullough managed the Disciplined Value Portfolio since its inception and currently he co-manages it with Mr. Stephenson. In addition, Mr. McCullough co-manages the equity portion of the Balanced Portfolio with Ms. Dewitz.

  ROBERT S. STEPHENSON, CPA, SENIOR PORTFOLIO MANAGER, EQUITY, has 25 years of experience in the investment business and joined Dewey Square in 1991. He was most recently at The Putnam Management Company from 1978 to 1990 where he man-aged the Putnam Option Trust. He graduated from Rochester Institute of Tech-nology with a BS and earned an MBA from Columbia University. Mr. Stephenson currently co-manages the Disciplined Value portfolio which he assumed in April, 1993.

  G.A. DAVID GRAY, MANAGING DIRECTOR -- FIXED INCOME INVESTING, has 31 years of investment experience. Mr. Gray joined Dewey Square in 1994. Previously, he was Senior Vice President and Director of Fixed Income management at The Bos-ton Company which he joined in 1986. Prior to his tenure at The Boston Compa-ny, he was Managing Director of Fixed Income at Greenspan O'Neil Associates in New York and in charge of fixed income management at Manufacturers Hanover Trust Company. Mr. Gray is a graduate of Wilfred Laurier University, Waterloo, Ontario, Canada. He has authored several articles on various aspects of bond management. Mr. Gray manages the Limited Maturity Bond, Money Market and the Balanced Portfolios. He has managed the Limited Maturity Bond and the Money Market Portfolio since 1994. He currently co-manages the Limited Maturity Bond Portfolio with Mr. Meltzer, the Money Market Portfolio with Mr. Thompson, and the fixed income portion of the Balanced Portfolio.

  FREDERICK C. MELTZER, PH.D. SENIOR PORTFOLIO MANAGER, FIXED INCOME, joined Dewey Square in 1995. Prior to that he was Managing Director of Fixed

Income at World Asset Management. Previously, he held positions as Senior Man-ager of Fixed income at PanAgora Asset Management and Senior Fixed Income Portfolio Manager at The Boston Company. He has also held positions as Direc-tor of Research for the Farm Credit Banks Funding Corporation, Fixed Income Strategist at Chase Investors, and a staff economist at the Federal Reserve Bank of New York. He has 23 years of investment experience. Mr. Meltzer holds a MA in Economics from John Hopkins University and a Ph.D. in Economics from the University of Virginia. Mr. Meltzer currently co-manages the Limited Matu-rity Bond Portfolio with Mr. Gray.

DAVID J. THOMPSON, CFA, PORTFOLIO MANAGER, FIXED INCOME. David joined Dewey Square in 1997. Prior to joining DSI, David was a member of Lord Abbett & Company's High Grade Fixed Income Department. In his role as a Fixed Income Manager there, David was responsible for managing $800 million of assets for a variety of institutional clients including a 2(a)7 money market mutual fund. Earlier in his career, David spent three years at Brown Brothers Harriman & Company as an Assistant Portfolio Manager in the Global Fixed Income Depart-ment. David has seven years of investment experience. David earned a B.S. de-gree in finance and economics from Manhattan College. David earned his CFA in 1995. Mr. Thompson currently co-manages the Money Market Portfolio with Mr. Gray.

  Additional members of Dewey Square's team of professionals are:

  PETER M. WHITMAN, JR., PRESIDENT & CHIEF INVESTMENT OFFICER, is part of the team that founded Dewey Square in 1984. He was appointed President in 1988 and was previously Managing Director of Fixed Income, a position he held for seven years. Prior to the formation of Dewey Square, he served as Head of Fixed In-come for the Bank of Boston's Institutional Investment Division. He joined the Bank of Boston in 1971 as a Credit Analyst and was appointed head of Fixed In-come Research in 1975. He has 29 years of investment experience. Mr. Whitman holds a BA from Harvard College and an MBA from the New York University Gradu-ate School of Business. Mr. Whitman also serves as a Director/Trustee of the UAM Funds, which are mutual funds managed by various United Asset Management affiliates. He is a member and former Director of the Boston Security Analysts Society and a member and former President of the Boston Economics Club.

  RICHARD M. KANE, CFA, SENIOR PORTFOLIO MANAGER, EQUITY, is part of the team that founded Dewey Square in 1984. Prior to the formation of Dewey Square, he was a Portfolio Manager and a Research Analyst for the Bank of Boston's Insti-tutional Investment Division, which he joined in 1981. He has 17 years of in-vestment experience. He is a member of the Institute of Chartered Financial Analysts and the Boston Security Analysts Society. He holds a BS and an MBA in Finance from the State University of New York at Buffalo.

  EVA S. DEWITZ, SENIOR PORTFOLIO MANAGER, EQUITY, is part of the team that founded Dewey Square in 1984. Prior to the formation of Dewey Square, she was a Portfolio Manager and Research Analyst for the Bank of Boston's Institu-tional Investment Division, which she joined in 1970. She has 27 years of in-vestment experience. Ms. Dewitz is a member of the Boston Security Analysts Society. She holds a BA from Smith College and an MBA from Northeastern Uni-versity.

  LAUREL A. GORMLEY, CFA, PORTFOLIO MANAGER, EQUITY, joined Dewey Square in 1985. In addition to her current responsibilities, she has served as Treasurer and Compliance Officer for Dewey Square. Previously, she was employed at the Bank of Boston in the Loan Officer Training Program. She has 12 years of in-vestment experience. She is a member of the Institute of Chartered Financial Analysts and the Boston Security Analysts Society. She holds a BS from Boston College and an MBA from Babson College.

  SCOTT D. PITZ, CFA, SENIOR QUANTITATIVE ANALYST & PORTFOLIO MANAGER, EQUITY, joined Dewey Square in 1985. He is responsible for Dewey Square's quantitative research. Prior to his current responsibilities, he was in charge of all the operational/systems functions at Dewey Square. He has 12 years of investment experience. Mr. Pitz is a member of the Institute of Chartered Financial Ana-lysts and the Boston Security Analysts Society. He holds a BS from Middlebury College and an MBA from Northeastern University.

  ROBERT P. CLANCY, SENIOR PORTFOLIO MANAGER, FIXED INCOME, joined Dewey Square in 1994. Prior to that, he was a Vice President at Standish, Ayer & Wood responsible for the management of institutional bond portfolios, syn-thetic GIC's and quantitative research. Previously, he worked as a Vice Presi-dent at First Boston Company working primarily with insurance company and structured bond portfolios. Prior to that, Mr. Clancy worked for State Street Bank and John Hancock Mutual Life Insurance Company. He has 18 years of in-vestment experience and is a Fellow of the Society of Actuaries and a recipi-ent of the Halmstad Prize for his research paper on options on bonds. Mr. Clancy holds a BS from Brown University.



  WILLIAM M. SLOAN, SENIOR PORTFOLIO MANAGER, EQUITY. Bill joined Dewey Square Investors in 1995 after the consolidation of HT Investors with Dewey Square. Bill was President of HT Investors from 1988 through 1995. From 1985 through 1988 he managed the U.S. Equity Portfolio for Sun Life of Canada. Prior to that he held positions as a Portfolio Manager for HT Investors and Rhode Is-land Hospital Trust National Bank. He has 28 years of investment experience. Bill holds a BA from Princeton University.

  Under Investment Advisory Agreements with the Fund, dated as of September 27, 1989 and February 22, 1995, the Adviser manages the investment and rein-vestment of the assets of each Portfolio. The Adviser must adhere to the stated invest-ment objectives and policies of the Portfolios, and is subject to the control and supervision of the Fund's Board of Directors.

  As compensation for its services as an Adviser each Portfolio pays the Ad-viser an annual fee, in monthly installments, calculated by applying the fol-lowing annual percentage rates to each Portfolios' average daily net assets for the month:


   Disciplined Value Portfolio... 0.75% of the first $500 million.
                                  0.65% in excess of $500 million.
   Limited Maturity Bond
     Portfolio................... 0.45% of the first $500 million.
                                  0.40% of the next $500 million.
                                  0.35% in excess of $1 billion.

   Money Market Portfolio........ 0.40% of the first $500 million.
                                  0.35% in excess of $500 million.

   Balanced Portfolio............ 0.45% for the first 12 months of operations.
                                  0.55% for the next 12 months of operations.
                                  0.65% thereafter.

  Until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory fees to maintain the advisory fees at 0.18% of the Money Mar-ket Portfolio's average daily net assets and 0.36%, for the first 12 months of operations, of the Balanced Portfolio's average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived on behalf of the Portfolio for a given fiscal year.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, a Portfolio or any Class of Shares of a Port-folio. Payments made for any of these purposes may be made from its profits or any other source available to it. When such service arrangement are in effect, they are made generally available to all qualified service providers.

  The Distributor, the Adviser, and certain of their affiliates also partici-pate, at the date of this prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and shareholder services of its Consulting Group and receives .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's el-igible customer accounts in addition to amounts payable to all selling deal-ers. The Fund also compensates Smith Barney for services it provides to cer-tain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee, which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of each Portfolio:

                                                                           RATE
                                                                           ----
   Disciplined Value Portfolio............................................ 0.06%
   Limited Maturity Bond Portfolio........................................ 0.04%
   Money Market Portfolio................................................. 0.02%
   Balanced Portfolio..................................................... 0.06%

CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined UAM Funds net assets;

  0.11 of 1% of the next $800 million of combined UAM Funds net assets;

  0.07 of 1% of combined UAM Funds net assets in excess of $1 billion but less than $3 billion;

  0.05 of 1% of combined UAM Funds net assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM with its prin-cipal office located at 211 Congress Street, Boston, Massachusetts 02110, dis-tributes the shares of the Fund. Under the Distribution Agreement (the "Agree-ment"), the Distributor, as agent for the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the DSI Portfo-lios Institutional Class Shares in this Prospectus. The Agreement continues in effect so long as it is approved at least annually by the Fund's Board of Di-rectors. Those approving the

Agreement must include a majority of Directors who are neither parties to such Agreement nor interested persons of any such party. The Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, its SAIs and its reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements authorize the Adviser to select the brokers or deal-ers that will execute the purchases and sales of investment securities for each Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transac-tions of the Portfolios. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of research, statistical and pric-ing services these brokers provide to the Portfolios in addition to required Adviser services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transac-tion, provided that such commissions are paid in compliance with the Securi-ties Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients. Although not a typical practice, the Adviser may place portfo-lio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securi-ties will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for al-locating such transactions, allocations are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

  The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc." On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Directors have the power to designate one or more series or classes of shares of common stock and to classify or reclassify any unissued shares without further action by shareholders. At its discretion, the Board of Directors may create additional Portfolios and classes of the Fund.

  The shares of each Portfolio and Class are fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. They have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A share-holder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Both Institutional and Service Class Shares represent interests in the same assets of a Portfolio. Service Class Shares bear certain expenses related to shareholder servicing and may bear expenses related to the distri-bution of such shares. Service Class Shares have exclusive voting rights with respect to matters relating to such distribution expenditures. The Board of Directors of the Fund has authorized a third class of shares, Advisor Class Shares, which is not currently being offered by these Portfolios. For informa-tion about the Service Class Shares of the Portfolios, contact the UAM Funds Service Center.

  As of December 24, 1997, Bank of Boston & Co., Boston, MA, held of record 61.6% of the outstanding shares of the Disciplined Value Portfolio Institu-tional Class Shares, 75.4% of the outstanding shares of the Limited Maturity Bond Portfolio Institutional Class Shares and 59.7% of the outstanding shares of the Money Market Portfolio Institutional Class Shares for which beneficial ownership is disclaimed or presumed disclaimed. As of the same date, Wilming-ton Trust Company held of record 44.7% of the outstanding shares of the Disci-plined Value Portfolio Institutional Service Class Shares for which beneficial ownership is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the Investment Company Act of 1940) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS
  Price Waterhouse LLP serves as the independent accountants for the Fund.

REPORTS
  Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RE-LIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CON-STITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio
 BHM&S Total Return Bond Portfolio
 Chicago Asset Management Intermediate Bond Portfolio
 Chicago Asset Management Value/Contrarian Portfolio
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio
 DSI Balanced Portfolio
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio
 FMA Small Company Portfolio
 FPA Crescent Portfolio
 Hanson Equity Portfolio
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio
 IRC Enhanced Index Portfolio
 Jacobs International Octagon Portfolio

 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio

 McKee Small Cap Equity Portfolio

 McKee U.S. Government Portfolio
 MJI International Equity Portfolio

 NWQ Balanced Portfolio

 NWQ Small Cap Value Portfolio

 NWQ Special Equity Portfolio
 NWQ Value Equity Portfolio
 Rice, Hall James Small Cap Portfolio
 Rice, Hall James Small/Mid Cap Portfolio

 SAMI Preferred Stock Income Portfolio

 Sirach Bond Portfolio
 Sirach Equity Portfolio

 Sirach Growth Portfolio

 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio

 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio

 Sterling Partners' Small Cap Value Portfolio

 TS&W Balanced Portfolio
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Dewey Square Investors Corporation
  One Financial Center
  Boston, MA 02111
  (617) 526-1300

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110





  PROSPECTUS

  January 22, 1998

  UAM Funds

  DSI Disciplined Value
  Portfolio

  Institutional Service
  Class Shares






             P R O S P E C T U S







                    January 22, 1998

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objective.......................................................   6
Investment Policies........................................................   6
Other Investment Policies..................................................   6
Investment Limitations.....................................................  10
Purchase of Shares.........................................................  11
Redemption of Shares.......................................................  15
Service and Distribution Plans.............................................  17
Shareholder Services.......................................................  19
Valuation of Shares........................................................  21
Performance Calculations...................................................  21
Dividends, Capital Gains Distributions and Taxes...........................  22
Investment Adviser.........................................................  23
Distributor................................................................  26
Portfolio Transactions.....................................................  27
General Information........................................................  27
UAM Funds -- Institutional Service Class Shares............................  30

UAM FUNDS                                DSI DISCIPLINED VALUE PORTFOLIO

                                         INSTITUTIONAL SERVICE CLASS SHARES

--------------------------------------------------------------------------------

                      PROSPECTUS -- JANUARY 22, 1998

INVESTMENT OBJECTIVE

  UAM Funds, Inc. (the "Fund") is an open-end, management investment company known as a "mutual fund." The Fund consists of multiple series (known as "Port-folios"), each of which has different investment objectives and policies. The Portfolio offered by this Prospectus presently offers two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro rata inter-ests in the Portfolio and accrue dividends in the same manner, except that Service Class Shares bear fees payable by the class (at the rate of .25% per annum) to financial institutions for services they provide to the owners of such shares. The securities offered hereby are shares of the Service Class Shares of the diversified DSI Disciplined Value Portfolio which is managed by Dewey Square Investors Corporation.

  DSI DISCIPLINED VALUE PORTFOLIO. The objective of the DSI Disciplined Value Portfolio is to achieve maximum long-term total return, consistent with reason-able risk to principal, through diversified equity investments.

  There can be no assurance that the Portfolio will meet its stated objective.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 22, 1998 and has been incorporated by reference into this Prospectus. For a free copy of the SAI, contact the UAM Funds Service Center at 1-800-638-7583.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table illustrates the expenses and fees that a Service Class shareholder of the DSI Disciplined Value Portfolio will incur. The Fund does not charge shareholder transaction fees. However, transaction fees may be charged if you are a customer of a broker-dealer or other financial intermedi-ary who has established a shareholder servicing relationship with the Fund on behalf of its customers. Please see "PURCHASE OF SHARES" for further informa-tion.

                       SHAREHOLDER TRANSACTION EXPENSES

                                                                 DSI DISCIPLINED
                                                                 VALUE PORTFOLIO
                                                                  SERVICE CLASS
                                                                     SHARES
                                                                 ---------------
   Sales Load Imposed on Purchases..............................      NONE
   Sales Load Imposed on Reinvested Dividends...................      NONE
   Deferred Sales Load..........................................      NONE
   Redemption Fees..............................................      NONE
   Exchange Fee.................................................      NONE

    ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                 DSI DISCIPLINED
                                                                 VALUE PORTFOLIO
                                                                  SERVICE CLASS
                                                                     SHARES
                                                                 ---------------
   Investment Advisory Fees.....................................      0.75%
   12b-1 Fees (Including Shareholder Servicing Fees)*...........      0.25%
   Other Expenses...............................................      0.13%
    Administrative Fee..........................................      0.17%
                                                                      ----
   Total Operating Expenses.....................................      1.30%+
                                                                      ====

-----------

* Long-term Shareholders may pay more than the economic equivalent of the max-imum front-end sales charge permitted by the National Association of Securi-ties Dealers, Inc. (See "SERVICE AND DISTRIBUTION PLANS.")

+ The annualized Total Operating Expenses include the effect of expense offsets. If expense offsets were excluded, annualized Total Operating Expenses of the DSI Disciplined Value Portfolio Service Class Shares would not differ from the figures shown in the table.

  This table shows the various fees and expenses that a shareholder in the Service Class Shares of the DSI Disciplined Value Portfolio would bear di-rectly or indirectly. See "Service and Distribution Plans" for a more complete description of the various costs and expenses of the Portfolio. The expenses and fees set forth above are based on the operations of the DSI Disciplined Value Portfolio Service Class Shares during the fiscal period ended October 31, 1997.

EXAMPLE

  The following example illustrates the expenses that a Service Class share-holder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Portfolio charges no redemption fees of any kind.

                                              1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                              ------ ------- ------- --------
   DSI Disciplined Value Portfolio Service
   Class Shares..............................  $13     $41     $71     $157

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

NOTE TO EXPENSE TABLE

  The information set forth in the foregoing table and example relates only to Service Class Shares of the Portfolio, which Shares are subject to different total fees and expenses than Institutional Class Shares. Service Agents may charge other fees to their customers who are beneficial owners of Service Class Shares in connection with their customer accounts. (See "SERVICE AND DISTRIBUTION PLANS.")

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER

  Dewey Square Investors Corporation (the "Adviser"), an investment counseling firm founded in 1989, serves as investment adviser to the Fund's four DSI Portfolios including the DSI Disciplined Value Portfolio. The Adviser was formed as the successor to the business of The Dewey Square Investors Division of The First National Bank of Boston, which division was established in 1984. The Adviser presently manages over $3.4 billion in assets for institutional clients and high net worth individuals. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor") at net asset value without a sales commission. Share pur-chases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500. The minimum for subsequent investments is $100. Certain exceptions to the initial or minimum amounts may be permitted by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS

  The Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. The Portfolio will also distribute any re-alized net capital gains annually. Distributions will be reinvested in Portfo-lio shares automatically unless an investor elects to receive cash distribu-tions. (See "DIVIDENDS, CAPITAL GAINS, DISTRIBUTIONS AND TAXES.")

REDEMPTION AND EXCHANGES

  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value per share of the Portfolio next determined after receipt of the redemption request. The redemption price may be more or less than the pur-chase price. Shares of the Portfolio may be exchanged for shares of the same class of any other Portfolio of the UAM Funds. (See "REDEMPTION OF SHARES" and "EXCHANGE PRIVILEGES.")

ADMINISTRATIVE SERVICES

  UAM Fund Services Inc. ("UAMFSI"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), is responsible for performing and overseeing administration, fund accounting, dividend disbursing and transfer agency serv-ices provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolio's shares can be expected to fluctuate in response to changes in market and economic conditions, as well as the financial condi-tions and prospects of the issuers in which the Portfolio invests. Prospective investors in the Fund should consider the following: (1) The Portfolio may in-vest a portion of its assets in derivatives including futures contracts and options; (See "FUTURES CONTRACTS AND OPTIONS") (2) The Portfolio may invest in foreign securities, which may involve greater risks than investments in domes-tic securities, such as foreign currency risks; (See "FOREIGN INVESTMENTS");
(3) In general the Portfolio will not trade for short-term profits, however, when circumstances warrant, investments may be sold without regard to the length of time held. High rates of portfolio turnover may result in additional cost and the realization of capital gains (See "OTHER INVESTMENT POLICIES --
 PORTFOLIO TURNOVER"); and (4) In addition, the Portfolio may use various in-vestment practices that involve special consideration, including investing in repurchase agreements, when-issued, forward delivery and delayed settlement securities and lending of securities, each of which involves special risks. (See "OTHER INVESTMENT POLICIES.")

                           FINANCIAL HIGHLIGHTS

  The following table provides selected per share information for a share out-standing throughout the respective periods presented for the DSI Disciplined Value Portfolio's Service Class Shares. This table is part of the Portfolio's Financial Statements, which are included in the Portfolio's October 31, 1997 Annual Report to Shareholders. The Financial Statements are included in the Portfolio's SAI. The Portfolio's October 31, 1997 Financial Statements have been audited by Price Waterhouse LLP. Their unqualified opinion on the Finan-cial Statements is also included in the Portfolio's SAI. The following infor-mation should be read in conjunction with the Portfolio's October 31, 1997 An-nual Report to Shareholders.

                     DSI DISCIPLINED VALUE PORTFOLIO

                                                               MAY 23, 1997**
                                                                     TO
                                                              OCTOBER 31, 1997
                                                              ----------------
NET ASSET VALUE, BEGINNING OF PERIOD.........................     $ 13.10
                                                                  -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income......................................        0.07
  Net Realized and Unrealized Gain...........................        1.15
                                                                  -------
    Total from Investment Operations.........................        1.22
                                                                  -------
DISTRIBUTIONS
  Net Investment Income......................................       (0.07)
  Net Realized Gain..........................................         --
    Total Distributions......................................       (0.07)
                                                                  -------
NET ASSET VALUE, END OF PERIOD...............................     $ 14.25
                                                                  =======
TOTAL RETURN.................................................        9.31%++
                                                                  =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)........................     $13,444
Ratio of Expenses to Average Net Assets......................        1.30%*
Ratio of Net Investment Income to Average Net Assets.........        0.68%*
Portfolio Turnover Rate......................................         126%
Average Commission Rate#.....................................     $0.0594
Ratio of Expenses to Average Net Assets Including Expense
  Offsets....................................................        1.30%*

-----------

 *  Annualized

**  Initial offering of Institutional Service Class Shares.

++  Not annualized

 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

                             INVESTMENT OBJECTIVE

  DSI DISCIPLINED VALUE PORTFOLIO -- The objective of the DSI Disciplined Value Portfolio is to achieve maximum long-term total return consistent with reasonable risk to principal through diversified equity investments. The Port-folio's investment strategy is value oriented, with a disciplined approach to stock selection.

                              INVESTMENT POLICIES

  The DSI Disciplined Value Portfolio seeks to achieve its objective by in-vesting primarily in common stocks of mid to large market capitalization com-panies. The selection process for the Portfolio focuses upon the stocks of statistically undervalued yet sound companies, that are likely to show improv-ing fundamentals with identifiable catalysts for change.

  Using screening parameters such as relative price/earning ratios, relative dividend yields, relative price to book ratios, debt adjusted price to sales ratios, and other financial ratios, the Adviser screens over one thousand stocks to identify potentially undervalued securities. Stocks are also screened by an "earnings per share" revision screen, which measures the change in earnings estimate expectations of each stock. The list of potential invest-ments is narrowed further by the use of traditional fundamental security anal-ysis. The Adviser interviews company management and reviews the assessments and opinions of outside analysts and consultants as well as monitors industry trends and technical accumulation/distribution patterns before making the fi-nal stock selection.

  The Portfolio maintains a high degree of diversification generally with a representation in all of the Standard & Poor's 500 Composite Price Stock Index economic sectors. As market timing is not an important part of the Adviser's investment strategy, cash reserves will normally represent a small portion of the Portfolio's assets (under 20%). It is the policy of the Portfolio to in-vest, under normal circumstances, at least 80% of its assets in equity securi-ties. For temporary defensive purposes, however, the Portfolio may reduce its holdings of equity securities and invest up to 100% of its holdings in short-term investments.

  The Adviser anticipates that the majority of the investments in the Portfo-lio will be in United States-based companies; however, from time to time shares of foreign-based companies may be purchased if they pass the selection process outlined above. Under normal circumstances, foreign securities will not comprise more than 20% of the Portfolio's assets.

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including certificates of de-posit, bankers' acceptances, time deposits, U.S. Government obligations, U.S. Government agency securities, short-term corporate debt securities, and com-mercial paper rated A-1 or A-2 by Standard & Poor's Ratings Services or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, determined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by the Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, a Portfolio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPA-NIES.")

REPURCHASE AGREEMENTS
  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, the Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause the Portfolio to experience a loss or delay in the liqui-dation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitor-ing procedures. The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repur-chase agreements on a joint basis. By entering into joint repurchase agree-ments, a Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agreements. Each Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT-TERM IN-VESTMENTS.")

LENDING OF SECURITIES

  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan securities to the extent that greater than one-third of its total assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is subject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Directors. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered by the Adviser in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Directors. The Portfolio will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  The Portfolio may purchase and sell securities on a "when-issued," "forward delivery" or "delayed settlement" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. "Delayed settlement" is a term used to describe the set-tlement of a security transaction in the secondary market which will occur sometime in the future. However, no payment or delivery is made by the Portfo-lio until it receives payment or delivery from the other party to the transac-tion. The Portfolio will maintain a separate account of cash or liquid securi-ties at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made, although a Portfolio may earn income on securities it has deposited in a segregated account.

  The Portfolio may engage in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER

  The Portfolio will not normally engage in short-term trading but reserves the right to do so. In addition to portfolio trading costs, higher rates of portfolio turnover (100% or more) may result in realization of capital gains (See "Dividends, Capital Gains, Distribution and Taxes" for more information on taxation.) The table set forth in "Financial Highlights" presents the Port-folio's historical portfolio turnover rates.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the Portfolio's total as-sets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment com-pany. The Portfolio will indirectly bear its proportionate share of any man-agement fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Money Market Portfolio provided that the invest-ment is consistent with the Portfolio's investment policies and restrictions. Based upon the Portfolio's assets invested in the Money Market Portfolio, the investing Portfolio's adviser will waive its investment advisory fee and any other fees earned as a result of the Portfolio's investment in the Money Mar-ket Portfolio. The investing Portfolio will bear expenses of the Money Market Portfolio on the same basis as all of its other shareholders.

FOREIGN INVESTMENTS
  Investing in foreign companies may involve additional risks and considera-tions which are not typically associated with investing in U.S. companies. Since stocks of foreign companies are normally denominated in foreign curren-cies, the Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

  As non-U.S. companies are not generally subject to uniform accounting, au-diting and financial reporting standards and practices comparable to those ap-plicable to U.S. companies, comparable information may not be readily avail-able about certain foreign companies. Some non-U.S. securities of foreign com-panies may be less liquid and more volatile than securities of comparable U.S. companies. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those coun-tries.

FUTURES CONTRACTS AND OPTIONS

  In order to remain fully invested, and to reduce transaction costs, the Portfolio may invest in futures and options and interest rate futures con-tracts. Because transaction costs associated with futures and options may be lower than the costs of investing in the securities directly, it is expected that the use of index futures and options to facilitate cash flows may reduce the Portfolio's overall transaction costs. The Portfolio may enter into futures contracts provided that not more than 5% of its total assets are at the time of acquisition required as margin deposit to secure obligations under such contracts. The Portfolio will engage in futures and options transactions for hedging purposes only and not for speculative purposes.

  Futures and options can be volatile and involve various degrees and types of risk. If the Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with its investments, use of futures and options contracts could result in a loss. The Portfolio could also suffer losses if it is unable to liquidate its position due to an illiquid secondary market. In the opinion of the Directors of the Fund, the risk that the Portfo-lio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions traded on national exchanges and for which there appears to be a liquid sec-ondary market.

  Except as specified above and as described under "Investment Limitations," the foregoing investment policies are not fundamental and the Directors may change such policies without an affirmative vote of a majority of the out-standing voting securities of the Portfolio as defined in the 1940 Act.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any agency or instrumentality there-
      of);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies when the Portfolio adopts a temporary defensive position.

  (e) make loans except (i) by purchasing bonds, debentures or similar obli-gations which are publicly distributed, (including repurchase agree-ments provided, however, that repurchase agreements maturing in more than seven days, together with securities which are not readily mar-ketable, will not exceed 10% of the Portfolio's total assets), and
      (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not incon-sistent with the 1940 Act or the rules and regulations or interpreta-tions of the Commission thereunder;

  (f) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and the Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets; and

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

  The investment limitations described here and in the SAI are fundamental policies and may be changed only with the approval of the holders of a major-ity of the outstanding shares of the Portfolio. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be con-sidered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares may be purchased through UAM Fund Distributors, Inc. (the "Distribu-tor") without a sales commission, at the net asset value per share next deter-mined after an order is received by the Fund or the designated Service Agent. (See "SERVICE AND DISTRIBUTION PLANS" and "VALUATION OF SHARES.") The minimum initial investment required is $2,500. Certain exceptions may be permitted by the officers of the Fund. The Portfolio issues two classes of shares: Institu-tional Class and Service Class. The two classes of shares each represent in-terests in the same portfolio of investments, have the same rights and are identical in all respects, except that the Service Class Shares offered by this Prospectus bear shareholder servicing expenses, may in the future bear distribution plan expenses, and have exclusive voting rights with respect to the Rule 12b-1 Distribution Plan pursuant to which the distribution fee may be paid. The net income attributable to Service Class Shares and the dividends payable on Serv-ice Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Service Class Shares will be reduced by such amount to the extent the Portfolio has undis-tributed net income.

  Some Service Agents may also impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares, which are not subject to the Rule 12b-1 Service and Distribution Plans. These may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent and would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. Serv-ice Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. A salesperson and any other person entitled to receive compensa-tion for selling or servicing Portfolio shares may receive different compensa-tion with respect to one particular class of shares over another in the Fund.

  Service Agents, or if applicable, their designees, that have entered into agreements with the Fund or its agent may enter confirmed purchase or redemp-tion orders on behalf of clients and customers, with payment to follow no later than the Portfolio's pricing on the following business day. If payment is not received by the Fund's Sub-Transfer Agent, Chase Global Funds Services Company by such time, the Service Agent could be held liable for resulting fees or losses. The Portfolio may be deemed to have received a purchase or re-demption order when a Service Agent, or, if applicable, its authorized desig-nee, accepts the order. Orders received by the Fund in proper form will be priced at the Portfolio's net asset value next computed after they are ac-cepted by the Service Agent or its authorized designee. Service Agents are re-sponsible to their customers and the Fund for timely transmission of all sub-scription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

BY MAIL

  . Complete and sign an Application and mail it, together with a check pay-able to "UAM Funds" to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment. The Fund will not accept third-party checks to purchase shares of the Portfolio. If you purchase shares by check, please be sure that your check is made payable to the "UAM Funds."

BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. The call must be received prior to the close of regu-lar trading on the NYSE (generally 4:00 p.m. Eastern Time) to receive that day's price. An account number and a wire control number will then be provided to you in addition to wiring instructions. Next,

  . Instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #02100-0021
                                   UAM Funds
                             DDA Acct. #9102772952
                          Ref: Portfolio Name___________________________
                          Your Account Number___________________________
                           Your Account Name____________________________
                          Wire Control Number___________________________

                (assigned by the UAM Funds Service Center)

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

  . To be sure that a bank wire order is received on the same day it is sent, an investor's bank should wire funds as early in the day as possi-ble. The bank sending funds may charge for this service. The Fund's agent reserves the right to charge investors for receipt of wired funds, but no charge is currently imposed by this service. It is necessary to obtain a new wire control number every time money is wired into an ac-count in a Portfolio. Wire control numbers are effective for one trans-action only and cannot be used more than once. Wired money that is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

ADDITIONAL INVESTMENTS
  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check made payable to "UAM Funds" to the above address or by wiring money to the Custodian Bank using the instructions outlined above. When making additional investments, be sure that the account number, account name and the Portfolio to be purchased are identified on the check or wire. Prior to wiring addi-tional investments, notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.


PURCHASE BY ACH

  If you have made this election, shares of the Portfolio may be purchased via Automated Clearing House ("ACH"). Investors purchasing via ACH should complete the appropriate sections of the Account Application and attach a voided check or deposit slip to the Account Application. This option must be established on your account at least 15 days prior to your initiating an ACH transaction. (See "SHAREHOLDER SERVICES -- AUTOMATIC INVESTMENT PLAN.")

OTHER PURCHASE INFORMATION

  Investments received by the close of regular trading on the NYSE (generally 4 p.m. Eastern Time) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject purchase orders when, in the judgment of manage-ment, such suspension or rejection is in the best interests of the Fund. The Portfolios are intended to be long-term investment vehicles and are not de-signed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Portfolio's performance and its shareholders. Accordingly, if the Fund's management deter-mines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any purchase request, with respect to such investor's account. Such investors also may be barred from purchasing other Portfolios of the Fund. Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by the Port-folio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securi-ties shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate re-sale.

  The Fund will not accept securities in exchange for shares of the Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of secu-rities exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone at any time without cost, at the net asset value per share of the Portfolio next deter-mined after receipt of the redemption request. No charge is made for redemp-tions. Any redemption may be more or less than the purchase price depending on the market value of the investment securities held by the Portfolio.

  No charge is made for redemptions. Any redemption may be more or less than the purchase price of your shares depending on the market value of the invest-ment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed); and

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened as well as prior to effecting each transaction requested by telephone. All telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or Sub-Transfer Agent do not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it rea-sonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION

  The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the UAM Funds Service Center of a redemption request in proper form. Although the Fund will redeem shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a pe-riod of up to fifteen days after their purchase, pending determination that the check has cleared. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds. The Fund may suspend the right of redemption or post-pone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the SEC.

  If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may in-cur brokerage charges on the sale of portfolio securities so received in pay-ment of redemptions.

  The Portfolio reserves the right to liquidate any account that is below fifty percent of the required minimum initial investment amount for a Portfo-lio as set forth in the Prospectus, where the reduction in value has occurred due to a redemption or exchange out of the account. If at any time your total investment does not have a value of at least fifty percent of the required minimum initial investment amount, you may be notified that the value of your account is below the Portfolio's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the ac-count is liquidated. Retirement accounts and certain other accounts will not be subject to automatic liquidation. Reductions in value that result solely from market activity will not trigger an involuntary redemption.

                        SERVICE AND DISTRIBUTION PLANS

  Under the Service Plan for Service Class Shares, the Fund may enter into service agreements with Service Agents (broker-dealers or other financial in-stitutions) who receive fees with respect to the Fund's Service Class Shares owned by shareholders for whom the Service Agent is the dealer or holder of record, or for whom the Service Agent performs personal services and/or shareholder account maintenance. These fees are paid out of the assets allocable to Service Class Shares to the Distributor, to the Service Agent directly or through the Dis-tributor. The Fund reimburses the Distributor or a Service Agent, as the case may be, for payments made at an annual rate of up to .25 of 1% of the average daily value of such Service Class Shares. Each item for which a payment may be made under the Service Plan constitutes personal service and/or shareholder account maintenance and may constitute an expense of distributing Fund Service Class Shares as the Commission construes such term under Rule 12b-1. The fees payable for servicing reflect actual expenses incurred up to the limit de-scribed herein.

  Banks are engaged to act as Service Agents only to perform administrative and shareholder servicing functions, including transaction-related agency services for their customers. If a bank is prohibited from so acting, its shareholder clients would be permitted to remain Fund shareholders and alter-native means for continuing the servicing of such shareholders would be sought and the shareholder clients of the bank would remain Fund shareholders.

  The Distribution and Service Plans (the "Plans") provide generally that a Portfolio may incur distribution and service costs under the Plans which may not exceed 0.75% per annum of that Portfolio's net assets. The Board has cur-rently limited payments under the Plans to 0.50% per annum of a Portfolio's net assets. The Service Class Shares offered by this Prospectus currently are not making any payments under the Distribution Plan. Upon implementation, the Distribution Plan would permit payments to the Distributor, broker-dealers, other financial institutions, sales representatives or other third parties who render promotional and distribution services, for items such as sales compen-sation and marketing and overhead expenses.

  The Plans were adopted pursuant to Rule 12b-1 under the 1940 Act.

  Although the Plans may be amended by the Board of Directors, any change in the Plans which would materially increase the amounts authorized to be paid under the Plans must be approved by shareholders of the Class involved. The Plans may be terminated by the Board of Directors or Service Class sharehold-ers. The amounts and purposes of expenditures under the Plans are reported to the Board of Directors quarterly. The amounts allowable under the Plans for each Class of Shares of the Portfolios are limited by the terms of such Plan and under certain rules of the National Association of Securities Dealers, Inc.

  In addition to payments by the Fund under the Plans, the Distributor, United Asset Management Corporation, the parent company of UAMFSI and of the Adviser, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services ar-rangements, when in effect, are made generally available to all qualified service providers. The Adviser may compensate its affiliated companies for re-ferring investors to the Portfolios.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and shareholder services and receives from such entities an amount equal to up to 33.3% of the portion of the investment advisory fees attributable to the invested assets of Smith Barney's eligible customer accounts without regard to any expense limitation in addition to amounts payable to all selling dealers. The Fund also compen-sates Smith Barney for services it provides to certain defined contribution plan shareholders that are not otherwise provided by the Administrator.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Service Class Shares of the Portfolio may be exchanged for Service Class Shares of any other UAM Funds Portfolio. (For those Portfolios currently of-fering Service Class Shares, please call the UAM Funds Service Center.) Ex-change requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives and policies of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 12:00 noon (Eastern Time) for the DSI Money Market Portfolio, and prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) for the other DSI Portfolios will be processed as of the close of business on the same day. Requests received after the close of regular trading on the NYSE will be processed on the next business day. The Fund may modify or terminate the ex-change program at any time upon 60 days' written notice to shareholders, and may reject any exchange request. If the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior no-tice, may reject in whole or part any exchange request, with respect to such
investor's account. Such invest     -
ors also may be barred from exchanging into other Portfolios of the Fund. For additional information regarding responsibility for the authenticity of tele-phoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE." An exchange into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at anytime.

AUTOMATIC INVESTMENT PLAN

  An Automatic Investment Plan permits shareholders of a Portfolio with a min-imum value of $2,500 or more to purchase shares automatically (minimum of $100 per transaction) at regular intervals selected by the shareholder. Provided the shareholder's bank or other financial institution allows automatic with-drawals, shares are purchased by transferring funds via the Automated Clearing House ("ACH"). Investments made through ACH will be automatically transferred from a shareholder's checking, bank money market or NOW account designated by the shareholder. Such withdrawals are made electronically, if the sharehold-er's bank or financial institution so permits, or by pre-authorized checks or drafts drawn on the shareholder's bank or other account. The bank or financial institution must be a member of ACH. At the shareholder's option, the account designated will be debited in the specified amount, and shares will be pur-chased monthly or quarterly.

  To establish an Automatic Investment Plan, a shareholder must complete the appropriate sections of the Account Application and mail it to Chase Global Funds Services Company. A shareholder may cancel his/her participation or change the amount of purchase at any time by mailing written notification to Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798 and notification generally will be effective three business days following re-ceipt. The Fund may modify or terminate this privilege at any time, or may charge a service fee, although no such fee currently is contemplated.

SYSTEMATIC WITHDRAWAL PLAN

  Any shareholder whose account balance totals at least $10,000 may establish a Systematic Withdrawal Plan under which an amount pre-determined by the shareholder (but at least $100) is automatically redeemed from the sharehold-er's account either monthly or quarterly. A shareholder may participate in the Systematic Withdrawal Plan by using ACH. Redemptions made through ACH will be automatically transferred to the shareholder's bank or other similar financial institution account or a properly designated third party. The bank or finan-cial institution must be a member of ACH. Redemptions ordinarily are made on the third business day of the month and payments ordinarily will be transmit-ted within five business days after the redemption date. Because the prices of Fund shares fluctuate, the number of shares redeemed to finance systematic withdrawal payments of a given amount will vary from payment to payment. If a shareholder owns shares in more than one

Portfolio, the shareholder must designate the Portfolio from which the redemp-tions under a Systematic Withdrawal Plan should be made. A Systematic With-drawal Plan may be terminated or suspended at any time by the Fund. A share-holder may elect at any time, in writing, to terminate participation in the Systematic Withdrawal Plan. Such written election must be sent to and received by the Fund before a termination becomes effective. There is currently no charge to the shareholder for a systematic Withdrawal Plan.

                              VALUATION OF SHARES

  The net asset value of each class of Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class, less any liabili-ties attributable to the class, by the number of shares outstanding attribut-able to the class. Net asset value per share of each class of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Yield and total return are calcu-lated separately for each class of a Portfolio.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all bond funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by the Portfolio with respect to Institu-tional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service and distribution fees relating to Service Class Shares will be borne exclusively by that class.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. To receive an Annual Report, contact the UAM Funds Service Center at the address or phone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolio will normally distribute them annually.

  All dividend and capital gains distributions will be automatically rein-vested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term or mid-term capital gains distributions are taxed as long-term or mid-term capital gains, as the case may be. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November, or December to shareholders of rec-ord in such month and paid in January of the following year will be deemed to have been paid by the Fund and received by the shareholders on December 31.

  The Fund is required by federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number provided is correct and that either you are not currently subject to backup withholding, or you are exempt from backup withholding. This certification must be made on the Application or on a sepa-rate form supplied by the Fund.

  Dividends and interest received by each Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce each Portfolio's dividends but are included in the taxable income reported on your tax statement if each Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

                              INVESTMENT ADVISER

  Dewey Square Investors Corporation, a Delaware corporation formed in 1989 as the successor to the business of the Dewey Square Investors Division of the First National Bank of Boston (which division was established in 1984), is lo-cated at One Financial Center, Boston, MA 02111. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), a holding company, and provides investment management services to corporations, foundations, en-dowments, pension and profit sharing plans, trusts, estates and other institu-tions and individuals. As of December 31, 1997, the Adviser had over $3.4 bil-lion in assets under management.

  The investment professionals of the Adviser who are primarily responsible for the day-to-day operations of the Portfolio and a description of their business experience are as follows:

  RONALD L. MCCULLOUGH, CFA, MANAGING DIRECTOR -- EQUITY INVESTING, is the se-nior equity strategist and is responsible for all equity investments. He has 28 years of investment experience. Prior to joining Dewey Square, Mr. McCullough was Senior Portfolio Manager and a member of the Trust Investment Committee at Bank of Boston's Institutional Investment Division. He has a BA from Harvard College and is a member of the Boston Security Analysts Society and the Institute of Chartered Financial Analysts (CFA). Mr. McCullough man-aged the Portfolio since its inception and currently co-manages it with Mr. Stephenson. In addition, Mr. McCullough co-manages the equity portion of the DSI Balanced Portfolio with Ms. Dewitz.

  ROBERT S. STEPHENSON, CPA, SENIOR PORTFOLIO MANAGER, EQUITY, has 25 years of experience in the investment business and joined Dewey Square in 1991. He was most recently at The Putnam Management Company from 1978 to 1990 where he man-aged the Putnam Option Trust. He graduated from Rochester Institute of Tech-nology with a BS and earned an MBA from Columbia University. Mr. Stephenson currently co-manages the Disciplined Value portfolio which he assumed in April, 1993.

  Additional members of Dewey Square Investors Corporation team of equity pro-fessionals are:

  EVA S. DEWITZ, SENIOR PORTFOLIO MANAGER, EQUITY, is part of the team that founded Dewey Square in 1984. Prior to the formation of Dewey Square, she was a Portfolio Manager and Research Analyst for the Bank of Boston's Institu-tional Investment Division, which she joined in 1970. She has 27 years of in-vestment experience. Ms. Dewitz is a member of the Boston Security Analysts Society. She holds a BA from Smith College and an MBA from Northeastern Uni-versity Graduate School of Business Administration.

  RICHARD M. KANE, CFA, SENIOR PORTFOLIO MANAGER, EQUITY, is part of the team that founded Dewey Square in 1984. Prior to the formation of Dewey Square, he was a Portfolio Manager and a Research Analyst for the Bank of Boston's Insti-tutional Investment Division, which he joined in 1981. He has 17 years of in-vestment experience. Richard is a member of the Institute of Chartered Finan-cial Analysts and the Boston Security Analysts Society. He holds a BS and an MBA in Finance from the State University of New York at Buffalo.

  LAUREL A. GORMLEY, CFA, PORTFOLIO MANAGER, EQUITY, joined Dewey Square in 1985. In addition to her current responsibilities, she has served as Treasurer and Compliance Officer for Dewey Square. Previously she was employed at the Bank of Boston in the Loan Officer Training Program. She has 12 years of in-vestment experience. Ms. Gormley is a member of the Institute of Chartered

Financial Analysts and the Boston Security Analyst Society. She holds a BS from Boston College and an MBA from Babson College.

  SCOTT D. PITZ, CFA, SENIOR QUANTITATIVE ANALYST & PORTFOLIO MANAGER, EQUITY, joined Dewey Square in 1985. He is responsible for Dewey Square's quantitative research. Prior to his current responsibilities, he was in charge of all the operational/systems functions at Dewey Square. He has 12 years of investment experience. Mr. Pitz is a member of the Institute of Chartered Financial Ana-lysts and the Boston Security Analysts Society. He holds a BS from Middlebury College and an MBA from Northeastern University.

  WILLIAM M. SLOAN, SENIOR PORTFOLIO MANAGER, EQUITY. Bill joined Dewey Square Investors in 1995 after the consolidation of HT Investors with Dewey Square. Bill was President of HT Investors from 1988 through 1995. From 1985 through 1988 he managed the U.S. Equity Portfolio for Sun Life of Canada. Prior to that he held positions as a Portfolio Manager for HT Investors and Rhode Is-land Hospital Trust National Bank. He has 28 years of investment experience. Bill holds a BA from Princeton University.

  DAVID J. THOMPSON, CFA, PORTFOLIO MANAGER, FIXED INCOME. David joined Dewey Square in 1997. Prior to joining DSI, David was a member of Lord Abbett & Company's High Grade Fixed Income Department. In his role as a Fixed Income Manager there, David was responsible for managing $800 million of assets for a variety of institutional clients including a 2(a)7 money market mutual fund. Earlier in his career, David spent three years at Brown Brothers Harriman & Company as an Assistant Portfolio Manager in the Global Fixed Income Depart-ment. David has seven years of investment experience. David earned a B.S. de-gree in finance and economics from Manhattan College. David earned his CFA in 1995. Mr. Thompson currently co-manages the DSI Money Market Portfolio.

  Under an Investment Advisory Agreement (the "Advisory Agreement") with the Fund, dated as of September 27, 1989, the Adviser, manages the investment and reinvestment of the assets of the Fund. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Fund's Board of Directors.

  As compensation for its services as an Adviser, the Portfolio pays the Ad-viser an annual fee, in monthly installments, calculated by applying the fol-lowing annual percentage rates to the Portfolio's average daily net assets for the month:

DSI Disciplined Value Portfolio............................... .75% of the first
                                                               $500 million.
                                                               .65% in excess of
                                                               $500 million.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and other shareholder services and receives from such entities .15 of 1% of the daily net asset value of Institutional Service Class Shares held by Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it pro-vides to certain defined contribution plan shareholders that are not otherwise provided by the Administrator.

                         ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  The Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee, which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fee is calculated from the ag-gregate net assets of the Portfolio:

                                                                           RATE
                                                                           ----
   Disciplined Value Portfolio............................................ 0.06%

CFGSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined UAM Funds net assets;

  0.11 of 1% of the next $800 million of combined UAM Funds net assets;

  0.07 of 1% of combined UAM Funds net assets in excess of $1 billion but less than $3 billion;

  0.05 of 1% of combined UAM Funds net assets in excess of $3 billion.

  Fees are allocated among each Portfolio of the Fund on the basis of its rel-ative assets and are subject to a graduated minimum fee schedule per Portfo-lio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM with its prin-cipal office at 211 Congress Street, Boston, MA 02110, distributes the shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distribu
    -
tor, as agent for the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other com-pensation under the Agreement (except as described under "SERVICE AND DISTRI-BUTION PLANS" above). The Agreement continues in effect so long as such con-tinuance is approved at least annually by the Fund's Board of Directors. Those approving the Agreement must include a majority of Directors who are neither parties to such Agreement, nor interested persons of any such party. The Agreement provides that the Fund will bear the costs of the registration of its shares with the Commission and various states and the printing of its pro-spectuses, SAIs and reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreement authorizes the Adviser to select the brokers or deal-ers that will execute the purchases and sales of investment securities for the Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transactions of the Portfolios. If consistent with the interests of the Portfolios, the Ad-viser may select brokers on the basis of research, statistical and pricing services these brokers provide to the Portfolio in addition to required Ad-viser services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transac-tion, provided that such commissions are paid in compliance with the Securi-ties Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients. Although not a typical practice, the Adviser may place portfo-lio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of the Portfolio and one or more other clients served by the Adviser is considering the purchase at or about the same time, transactions in such secu-rities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, allocations are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc." On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Directors have the power to designate one or more series or classes of shares of common stock and to classify or reclassify any unissued shares without further action by shareholders. At its discretion, the Board of Directors may create additional Portfolios and classes of the Fund.

  The shares of each Portfolio and Class are fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. They have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Both Institutional and Service Class Shares represent interests in the same assets of the Portfolio. Service Class Shares bear certain expenses related to shareholder servicing and may bear expenses related to the distribution of such shares. Service Class Shares have exclu-sive voting rights with respect to matters relating to such distribution ex-penditures. The Board of Directors of the Fund has authorized a third class of shares, Advisor Class Shares, which is not currently being offered by this Portfolio. For information about the Institutional Class Shares of the Portfo-lios, contact the UAM Funds Service Center.

  As of December 24, 1997, Bank of Boston & Co., Boston, MA, held of record 61.6% of the outstanding shares of the Disciplined Value Portfolio Institu-tional Class Shares, 75.4% of the outstanding shares of the Limited Maturity Bond Portfolio Institutional Class Shares and 59.7% of the outstanding shares of the Money Market Portfolio Institutional Class Shares for which beneficial ownership is disclaimed or presumed disclaimed. As of the same date, Wilming-ton Trust Company, held of record 44.7% of the outstanding shares of the Dis-ciplined Value Portfolio Institutional Service Class Shares for which benefi-cial ownership is disclaimed or presumed disclaimed. The persons or organiza-tions owning 25% or more of the outstanding shares of a Portfolio may be pre-sumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS
  Price Waterhouse LLP serves as the independent accountants for the Fund.

REPORTS
  Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RE-LIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CON-STITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

              UAM FUNDS -- INSTITUTIONAL SERVICE CLASS SHARES

 BHM&S Total Return Bond Portfolio
 DSI Disciplined Value Portfolio

 FMA Small Company Portfolio
 FPA Crescent Portfolio
 MJI International Equity Portfolio

 NWQ Balanced Portfolio

 NWQ Small Cap Value Portfolio

 NWQ Special Equity Portfolio

 NWQ Value Equity Portfolio

 Sirach Bond Portfolio
 Sirach Equity Portfolio
 Sirach Growth Portfolio
 Sirach Special Equity Portfolio

 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio

 Sterling Partners' Small Cap Value Portfolio
 TJ Core Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Dewey Square Investors Corporation
  One Financial Center
  Boston, MA 02111
  (617) 526-1300

  Distributor
  UAM Fund Distributors, Inc.
  211 Congress Street
  Boston, MA 02110



  PROSPECTUS

  January 22, 1998

  UAM Funds

  FMA Small Company Portfolio

  Institutional
  Class Shares

                    January 22, 1998
             P R O S P E C T U S

                               TABLE OF CONTENTS

Fund Expenses...............................................................   1
Prospectus Summary..........................................................   3
Risk Factors................................................................   4
Financial Highlights........................................................   5
Investment Objective........................................................   6
Investment Policies.........................................................   6
Other Investment Policies...................................................   6
Investment Limitations......................................................  10
Purchase of Shares..........................................................  11
Redemption of Shares........................................................  15
Shareholder Services........................................................  17
Valuation of Shares.........................................................  19
Performance Calculations....................................................  19
Dividends, Capital Gains Distributions and Taxes............................  20
Investment Adviser..........................................................  21
Administrative Services.....................................................  23
Distributor.................................................................  24
Portfolio Transactions......................................................  24
General Information.........................................................  25
UAM Funds -- Institutional Class Shares.....................................  27

UAM FUNDS                                  FMA SMALL COMPANY PORTFOLIO

                                           INSTITUTIONAL CLASS SHARES

-------------------------------------------------------------------------------



                      PROSPECTUS -- JANUARY 22, 1998

  UAM Funds, Inc. (the "Fund") is an open-end, management investment company known as a "mutual fund." The Fund consists of multiple series of shares (known as "Portfolios"), each of which has different investment objectives and policies. The FMA Small Company Portfolio currently offers two separate clas-ses of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro rata interests in a Portfolio and accrue dividends in the same manner except that Service Class Shares bear fees payable by the class to financial institu-tions for services they provide to the owners of such shares. The securities offered in this Prospectus are Institutional Class Shares of one diversified, no-load Portfolio of the Fund managed by Fiduciary Management Associates, Inc.

  FMA SMALL COMPANY PORTFOLIO. The objective of the FMA Small Company Portfo-lio (the "Portfolio") is to provide maximum, long-term total return, consis-tent with reasonable risk to principal, by investing primarily in common stocks of smaller companies in terms of revenues and/or market capitalization.

  There can be no assurance that the Portfolio will achieve its stated objec-tive.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 22, 1998, and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at 1-800-638-7983.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRE-SENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table illustrates the expenses and fees that a shareholder of the Portfolio will incur. The Fund does not charge shareholder transaction fees. However, transaction fees may be charged if a broker-dealer or other fi-nancial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

   Sales Load Imposed on Purchases......................................... NONE
   Sales Load Imposed on Reinvested Dividends.............................. NONE
   Deferred Sales Load..................................................... NONE
   Redemption Fees......................................................... NONE
   Exchange Fee............................................................ NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

   Investment Advisory Fees (After Fee Waiver)........................... 0.46%
   12b-1 Fees............................................................ NONE
   Other Expenses........................................................ 0.27%
     Administrative Fees................................................. 0.30%
                                                                          ----
   Total Operating Expenses (After Fee Waiver)........................... 1.03%*
                                                                          ====

-----------

* Absent the Adviser's fee waiver, Investment Advisory Fees would be 0.75% and Total Operating Expenses of the Institutional Class Shares of the Portfolio for the fiscal year ended October 31, 1997 would have been 1.32%. The Total Operating Expenses includes the effect of expense offsets. If expense off-sets were excluded, the Total Operating Expenses would not have differed from the figures shown in the table.

  The table above shows various fees and expenses an investor would bear di-rectly or indirectly.

  The expenses and fees listed above are based on the Portfolio's operations during the fiscal year ended October 31, 1997. The Adviser has voluntarily agreed to waive a portion of its advisory fees to maintain the Portfolio's to-tal annual operating expenses from exceeding 1.03% of its average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of the Port-folio for a given fiscal year.

EXAMPLE
  The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Portfolio charges no redemption fees of any kind.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   FMA Small Company Portfolio..................  $11     $33     $57     $126

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER

  Fiduciary Management Associates, Inc. (the "Adviser"), an investment coun-seling firm founded in 1980, serves as investment adviser to the Fund's FMA Small Company Portfolio (the "Portfolio"). The Adviser presently manages over $1.5 billion in assets for institutional clients and high net worth individu-als. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES
  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $25,000. The minimum for subsequent investments is $1,000. Certain exceptions to the initial or minimum investment amounts may be made by the officers of the Fund (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. The Portfolio will distribute any realized net capital gains annually. Distributions will be reinvested in Portfolio shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTION AND EXCHANGE

  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. Shares of each Portfolio may be exchanged for shares of the same class of any other Portfolio of the UAM Funds. (See "REDEMPTION OF SHARES" and "EX-CHANGE PRIVILEGE.")

ADMINISTRATIVE SERVICES
  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministration, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolio's shares can be expected to fluctuate in response to changes in market and economic conditions as well as the financial condi-tions and prospects of the issuers in which the Portfolio invests. Prospective investors in the Fund should consider the following: (1) Common stocks of com-panies which have small market capitalization may exhibit greater market vola-tility than common stock of companies which have larger market capitalization;
(2) The Portfolio may invest in foreign securities which may involve greater risks than investments in domestic securities, such as foreign currency risks (See "FOREIGN INVESTMENTS"); and (3) The Portfolio may use various investment practices that involve special consideration, including investing in repur-chase agreements, when-issued, forward delivery and delayed settlement securi-ties and lending of securities, each of which involves special risks. (See "OTHER INVESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS

  The following table shows selected per share information for a share out-standing throughout the periods presented for the Portfolio's Institutional Class. It is part of the Portfolio's Financial Statements, which are included in the Portfolio's 1997 Annual Report to Shareholders. The Financial State-ments are included in the Portfolio's SAI. The Portfolio's Financial State-ments have been audited by Price Waterhouse LLP. Their unqualified opinion is also included in the SAI. The following information should be read in conjunc-tion with the Portfolio's 1997 Annual Report to Shareholders.

                                                                                  JULY 31,
                                      YEARS ENDED OCTOBER 31,                     1991** TO
                          ----------------------------------------------------   OCTOBER 31,
                           1997     1996     1995     1994     1993     1992        1991
                          -------  -------  -------  -------  -------  -------   -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $ 14.11  $ 13.19  $ 12.13  $ 14.24  $ 10.36  $ 10.54     $10.00
                          -------  -------  -------  -------  -------  -------     ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income
  (Loss)+...............     0.06     0.09     0.08     0.01     0.02    (0.01)      0.04
 Net Realized &
  Unrealized Gain (Loss)
  on Investments........     4.97     2.46     1.47     0.50     3.88    (0.14)      0.53
                          -------  -------  -------  -------  -------  -------     ------
 Total from Investment
  Operations............     5.03     2.55     1.55     0.51     3.90    (0.15)      0.57
                          -------  -------  -------  -------  -------  -------     ------
DISTRIBUTIONS
 Net Investment Income..    (0.13)   (0.09)   (0.08)     --     (0.02)   (0.01)     (0.03)
 Net Realized Gain......    (2.41)   (1.60)   (0.41)   (2.62)     --     (0.01)       --
 Return of Capital......      --       --       --       --       --     (0.01)       --
                          -------  -------  -------  -------  -------  -------     ------
 Total Distributions....    (2.54)   (1.69)   (0.49)   (2.62)   (0.02)   (0.03)     (0.03)
                          -------  -------  -------  -------  -------  -------     ------
CAPITAL CONTRIBUTION....      --      0.06      --       --       --       --         --
NET ASSET VALUE, END OF
 PERIOD.................  $ 16.60  $ 14.11  $ 13.19  $ 12.13  $ 14.24  $ 10.36     $10.54
                          =======  =======  =======  =======  =======  =======     ======
TOTAL RETURN+...........    42.33%   22.51%   13.57%    4.54%   37.65%   (1.48)%    5.71%
                          =======  =======  =======  =======  =======  =======     ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of
 Period (Thousands).....  $45,060  $20,953  $20,847  $19,561  $18,569  $18,071     $9,834
Ratio of Expenses to
 Average Net Assets.....     1.03%    1.03%    1.03%    1.03%    1.03%    1.03%      1.03%*
Ratio of Net Investment
 Income (Loss) to
 Average Net Assets.....     0.50%    0.75%    0.66%    0.06%    0.14%   (0.07%)     2.14%*
Portfolio Turnover
 Rate...................       86%     106%     170%     121%     163%     134%         7%
Average Commission Rate
 #......................  $0.0583  $0.0600      N/A      N/A      N/A      N/A        N/A
Voluntary Waived Fees
 and Expenses Assumed by
 the Adviser Per Share..  $  0.04  $  0.06  $  0.04  $  0.03  $  0.03  $ 0.003     $ 0.04
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................     1.03%    1.03%    1.03%     N/A      N/A      N/A        N/A

-----------
 * Annualized

** Commencement of operations
 + Total return would have been lower if certain fees and expenses had not been waived or assumed by the Adviser.
 # For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose the average commission rate per share it paid for Portfolio trades on which commissions were charged.

                             INVESTMENT OBJECTIVE

  The objective of the FMA Small Company Portfolio is to provide maximum, long-term total return, consistent with reasonable risk to principal, by in-vesting primarily in common stocks of smaller companies in terms of revenues and/or market capitalization. Market capitalization of companies in the Port-folio will generally be in the $50 million to $1 billion range. Capital return is likely to be the predominant component of the Portfolio's total return.

                              INVESTMENT POLICIES

  The Portfolio seeks to achieve its objective by investing primarily in com-mon stocks of smaller, less established companies in terms of revenues, assets and market capitalization. The Portfolio may invest in both stock exchange listed and over-the-counter securities. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in small companies (companies whose stock market capitalizations range from $50 million to $1 billion).

  In analyzing and selecting investments, the Adviser looks for market themes and changes that signal opportunity. At any given time, the Portfolio will be invested in a diversified group of stocks in several industries. The Portfolio will invest primarily in U.S. companies. The Adviser seeks out companies with lower price to earnings ratios, strong cash flow, good credit lines and clean or improving balance sheets. To minimize risk and volatility, the Adviser uses initial public offerings sparingly, concentrating instead on companies with seasoned management or a track record as part of a larger company.

  The Adviser follows all stocks owned or being considered for purchase. The Adviser's sell discipline calls for re-evaluation of the fundamentals of stocks that:

  . meet initial targets of revenue or stock market value growth

  . decline an absolute 15% in stock market value

  . grow by 25% in stock market value in a short time.

  Cash reserves will represent a relatively small percentage of the Portfo-lio's assets. For temporary defensive purposes, the Portfolio may reduce its holdings of equity securities and increase its holdings of short-term invest-ments.

  The Portfolio may also, under normal circumstances, invest up to 35% of its assets, unless restricted by additional limitations described below or in the Portfolio's SAI, in the following securities or investment techniques.

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including certificates of de-posit, bankers' acceptances, time deposits, U.S. Government obligations, U.S. Government agency securities, short-term corporate debt securities, and com-mercial paper rated A-1 or A-2 by Standard & Poor's Ratings Services or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or, if unrated, determined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio. The Portfolio will not invest in any debt security issued by a commercial bank un-less (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be pur-chased by the Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, a Portfolio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPA-NIES.")

REPURCHASE AGREEMENTS
  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, the Portfolio buys a security and simultaneously commits to sell it back at an agreed upon price plus an agreed upon market rate of in-terest. Under a repurchase agreement, the seller is also required to maintain the value of the securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily and the Adviser will, if necessary, require the seller to maintain addi-tional securities to ensure that the value is in compliance with the previous sentence.

  The use of repurchase agreements involves certain risks. For example, a de-fault by the seller under an agreement may cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is ex-pected that they can be controlled through stringent security selection crite-ria and careful monitoring procedures.

  The Fund has been granted permission by the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agree-ments on a joint basis. By entering into joint repurchase agreements, a Port-folio may incur lower transactions costs and earn higher rates of interest on such repurchase agreements. Each Portfolio's contribution will determine its return from a joint repurchase agreement. (See "SHORT-TERM INVESTMENTS")

LENDING OF SECURITIES

  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan securities to the extent that greater than one-third of its total assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is subject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Directors. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered by the Adviser in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Directors. The Portfolio will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it re-ceives payment or delivery from the other party to any of the above transac-tions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income ac-crues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  The Portfolio engages in these types of purchases in order to buy securities that fit with its investment objectives at attractive prices -- not to in-crease its investment leverage.

PORTFOLIO TURNOVER
  The Portfolio will not normally engage in short-term trading but reserves the right to do so. In addition to portfolio trading costs, higher rates of portfolio turnover may result in realization of capital gains. (See "DIVI-DENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for information on taxation.) The table set forth in "Financial Highlights" presents the Portfolio's histor-ical portfolio turnover rates.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

FOREIGN INVESTMENTS
  The Portfolio may invest up to 10% of its assets in the equity securities of foreign issuers of developed countries. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, comparable infor-mation may not be readily available about certain foreign companies. Some non-U.S. Securities of some foreign companies may be less liquid and more volatile than securities of comparable U.S. companies. In addition, in certain foreign coun-tries, there is the possibility of expropriation or confiscatory taxation, po-litical or social instability, or diplomatic developments which could affect U.S. investments in those countries.

  Investments in securities of foreign issuers are frequently denominated in foreign currencies, and since the Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of the Portfolio's assets as measured in United States dollars may be affected favorably or unfa-vorably by changes in currency rates and in exchange control regulations and the Portfolio may incur costs in connection with conversions between various currencies.

  Except as specified above and as described under "Investment Limitations," the foregoing investment policies are not fundamental and the Directors may change such policies without an affirmative vote of a majority of the out-standing voting securities of the Portfolio.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies when the Portfolio adopts a temporary defensive position.

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

  The investment limitations described here and in the SAI are fundamental policies and may be changed only with the approval of the holders of a major-ity of the outstanding shares of the Portfolio. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be con-sidered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Funds Distributor, Inc. (the "Distributor"), without a sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the Fund or its designated Service Agent. (See "VALUATION OF SHARES.") The minimum initial investment required is $25,000. Certain exceptions may be per-mitted by the officers of the Fund.

  Shares of the Portfolio may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or differ-ent purchase and redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transac-tion fees and/or service fees paid by the Fund from the Fund assets attribut-able to the Service Agent, and which would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not avail-able to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfo-lio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents, or if applicable, their designees, that have entered into agreements with the Fund or its agent may enter confirmed purchase or redemp-tion orders on behalf of clients and customers, with payment to follow no later than the

Portfolio's pricing on the following business day. If payment is not received by the Fund's Sub-Transfer Agent, Chase Global Funds Services Company by such time, the Service Agent could be held liable for resulting fees or losses. The Portfolio may be deemed to have received a purchase or redemption order when a Service Agent, or, if applicable, its authorized designee, accepts the order. Orders received by the Fund in proper form will be priced at the Portfolio's net asset value next computed after they are accepted by the Service Agent or its authorized designee. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

  BY MAIL

  . Complete and sign an Application, and mail it, together with a check payable to "UAM Funds" to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined af-ter receipt. Payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment. The Fund will not accept third-party checks to pur-chase shares of the Portfolio. If you purchase shares by check, please be sure that your check is made payable to the "UAM Funds."

  BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. The call must be received prior to the close of regu-lar trading on the NYSE (generally 4:00 p.m. Eastern Time) to receive that day's price. An account number and wire control number will then be provided to you in addition to wiring instructions. Next,

  . Instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952

                          Ref: Portfolio Name_____________
                          Your Account Number_____________
                           Your Account Name______________
                          Wire Control Number_____________

                (assigned by the UAM Funds Service Center)

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

  . To be sure that a bank wire order is received on the same day it is sent, an investor's bank should wire funds as early in the day as possi-ble. The bank sending funds may charge for this service. The Fund's agent reserves the right to charge investors for receipt of wired funds, but no charge is currently imposed by this service. It is necessary to obtain a new wire control number every time money is wired into an ac-count in the Portfolio. Wire control numbers are effective for one transaction only and cannot be used more than once. Wired money that is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

ADDITIONAL INVESTMENTS
  Additional investments can by made at any time. The minimum additional in-vestment is $1,000. Shares can be purchased at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds") or by wiring money to the Custodian Bank using the instructions outlined above. When making additional investments, be sure that your account number, account name, and the Portfolio to be purchased are specified on the check or wire. Prior to wiring additional investments, notify the Fund by calling the number on the cover of this Prospectus. Mail orders should include, when possible, the "In-vest by Mail" stub which accompanies any Fund confirmation statement.



PURCHASE BY ACH

  If you have made this election, shares of the Portfolio may be purchased via Automated Clearing House ("ACH"). Investors purchasing via ACH should complete the appropriate sections of the Account Application and attach a voided check or deposit slip to the Account Application. This option must be established on your account at least 15 days prior to your initiating an ACH transaction. (See "SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN.")

OTHER PURCHASE INFORMATION

  Investments received prior to the close of regular trading on the NYSE (gen-erally 4 p.m. Eastern Time) will be invested at the price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open.

  The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund.

  The Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Portfolio's performance and its shareholders. Accordingly, if the Fund's management deter-mines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any purchase request, with respect to such investor's account. Such investors also may be barred from purchasing other Portfolios of the Fund.

  Purchases of shares will be made in full and fractional shares of the Port-folio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as detailed under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by a Portfo-lio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights per-taining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securi-ties acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

  . at the time of the exchange such securities are eligible to be included in the Portfolio (current market quotations must be readily available for such securities);

  . the investor represents and agrees that all securities offered to be ex-changed are not subject to any restrictions upon their sale by the Port-folio under the Securities Act of 1933, or otherwise; and

  . the value of any such security (except U.S. Government Securities) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immedi-ately after the transaction.

  Investors who are subject to federal taxation upon exchange may realize a loss or gain for federal income tax purposes depending upon the cost of secu-rities exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone, at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of the shares depending on the market value of investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documentation, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed); and

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requir-ing the investor to provide certain personal identification at the time an ac-count is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION

  The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the UAM Funds Service Center of a redemption request in proper form. Although the Fund will redeem shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a pe-riod of up to fifteen days after their purchase, pending determination that the check has cleared. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds. The Fund may suspend the right of redemption or post-pone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the SEC.

  If the Board of Directors determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distri-bution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemp-tions.

  The Portfolios reserve the right to liquidate any account that is below fifty percent of the required minimum initial investment amount for a Portfo-lio as set forth in the Prospectus, where the reduction in value has occurred due to a redemption or exchange out of the account. If at any time your total investment does not have a value of at least fifty percent of the required minimum initial investment amount, you may be notified that the value of your account is below the Portfolio's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the ac-count is liquidated. Retirement accounts and certain other accounts will not be subject to automatic liquidation. Reductions in value that result solely from market activity will not trigger an involuntary redemption.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of the Portfolio may be exchanged for any other Institutional Class Shares of any other UAM Funds Portfolio. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset values of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives and policies of the Portfolio to be purchased. Call the UAM Funds Service Center for a free copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in the shareholder's state of res-idence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the NYSE (generally 4 p.m. ET) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the NYSE will be processed on the next business day. The Fund may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request. If the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any ex-change request, with respect to such investor's account. Such investors also may be barred from exchanging into other Portfo-lios of the Fund. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELE-PHONE" above.

  An exchange into another UAM Funds Portfolio is a sale of shares and may re-sult in a gain or loss for income tax purposes. The Fund may modify or termi-nate the exchange privilege at any time.

AUTOMATIC INVESTMENT PLAN

  An Automatic Investment Plan permits shareholders of a Portfolio with a min-imum value of $2,500 or more to purchase shares automatically (minimum of $100 per transaction) at regular intervals selected by the shareholder. Provided the shareholder's bank or other financial institution allows automatic with-drawals, shares are purchased by transferring funds via the Automated Clearing House ("ACH"). Investments made through ACH will be automatically transferred from a shareholder's checking, bank money market or NOW account designated by the shareholder. Such withdrawals are made electronically, if the sharehold-er's bank or financial institution so permits, or by pre-authorized checks or drafts drawn on the shareholder's bank or other account. The bank or financial institution must be a member of ACH. At the shareholder's option, the account designated will be debited in the specified amount, and shares will be pur-chased monthly or quarterly.

  To establish an Automatic Investment Plan, a shareholder must complete the appropriate sections of the Account Application and mail it to Chase Global Funds Services Company. A shareholder may cancel his/her participation or change the amount of purchase at any time by mailing written notification to Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798 and notification generally will be effective three business days following re-ceipt. The Fund may modify or terminate this privilege at any time, or may charge a service fee, although no such fee currently is contemplated.

SYSTEMATIC WITHDRAWAL PLAN

  Any shareholder whose account balance totals at least $10,000 may establish a Systematic Withdrawal Plan under which an amount pre-determined by the shareholder (but at least $100) is automatically redeemed from the sharehold-er's account either monthly or quarterly. A shareholder may participate in the Systematic Withdrawal Plan by using ACH. Redemptions made through ACH will be automatically transferred to the shareholder's bank or other similar financial institution account or a properly designated third party. The bank or finan-cial institution must be a member of ACH. Redemptions ordinarily are made on the third business day of the month and payments ordinarily will be transmit-ted within five business days after the redemption date. Because the prices of Fund shares fluctuate, the number of shares redeemed to finance systematic withdrawal payments of a given amount will vary from payment to payment. If a shareholder owns shares in more than one Portfolio, the shareholder must designate the Portfolio from which the re-demptions under a Systematic Withdrawal Plan should be made. A Systematic Withdrawal Plan may be terminated or suspended at any time by the Fund. A shareholder may elect at any time, in writing, to terminate participation in the Systematic Withdrawal Plan. Such written election must be sent to and re-ceived by the Fund before a termination becomes effective. There is currently no charge to the shareholder for a Systematic Withdrawal Plan.

                              VALUATION OF SHARES

  The net asset value of each class of the Portfolio is determined by dividing the value of the Portfolio's assets, less any liabilities, by the number of shares outstanding. Net asset value per share of each class of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sales prices of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Yield and total return are calculated sepa-rately for each class of a Portfolio.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. To receive an Annual Report, contact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholder in quarterly dividends. If any net capital gains are realized, the Portfolio will normally distribute them annually.

  All dividends and capital gains distributions will be automatically rein-vested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES

  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt generally from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Port-folio must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term and mid-term capital gains distributions are taxed as long-term and mid-term capital gains, as the case may be. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month and paid in January of the following year will be treated as if they had been paid by the Fund and received by the shareholders on De-cember 31.

  The Portfolio is required by federal law to withhold 31% of reportable pay-ments paid to shareholders who have not complied with IRS identification regu-lations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number provided is correct and that either you are not currently subject to backup withholding, or you are exempt from backup withholding. This certification must be made either on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  Fiduciary Management Associates, Inc. is an Illinois corporation formed in 1980 and is located at 55 West Monroe Street, Suite #2550, Chicago, Illinois 60603. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), a holding company, and provides investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals. As of November 30, 1997, the Adviser had over $1.5 billion in assets under manage-ment.

  The investment professional of the Adviser primarily responsible for the day-to-day management of the Portfolio and a description of her business expe-rience is as follows:

PATRICIA A. FALKOWSKI
PRESIDENT AND CHIEF INVESTMENT OFFICER

 1993-present Fiduciary Management Associates, Inc., President and Chief
              Investment Officer
 1992-1993    Fiduciary Management Associates, Inc., Executive Vice President
              and Chief Investment Officer
 1991-1992    Vice President, Portfolio Manager
 1989-1991    STR Analysis, Inc., President
 1983-1989    Kemper Financial Services, Associate Director of Equity Research
 1981-1983    Harris Trust & Savings, Sector Head, Equity Research
 1979-1981    Kemper Financial Services, Inc., Research Analyst
 1970-1979    Federal government positions, Financial Analyst
 1980         M.B.A., University of Chicago
 1969         B.S., Rider College

  Ms. Falkowski began managing the FMA Small Company Portfolio in July of
1992.



  Under an Investment Advisory Agreement with the Fund, dated as of October 8, 1990, the Adviser manages the investment and reinvestment of the assets of the Portfolio. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Fund's Board of Directors.

  As compensation for its services as an Adviser, the Portfolio pays the Ad-viser an annual fee, in monthly installments, calculated by applying the fol-lowing annual percentage rate to the Portfolio's average daily net assets for the month:

                                                                           RATE
                                                                           ----
   FMA Small Company Portfolio............................................ 0.75%

  In cases where a shareholder of the Portfolio has an investment counseling relationship with the Adviser, the Adviser may, at its discretion, reduce the investment counseling fees paid by the client directly to the Adviser. This procedure will be utilized with clients having contractual relationships based on total assets managed by Fiduciary Management Associates, Inc. to avoid sit-uations where excess advisory fees might be paid to the Adviser. In no event will a client pay higher total advisory fees as a result of the client's in-vestment in the Portfolio. The Adviser is currently waiving its advisory fees to keep the Portfolio's Institutional Class total annual operating expenses from exceeding 1.03% of its average daily net assets. The Fund will not reim-burse the Adviser for any advisory fees which are waived or Portfolio expenses which the Adviser may bear on behalf of the Portfolio for a given fiscal year.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with re-spect to the Fund, a Portfolio or any Class of Shares of a Portfolio. Payments made for any of these purposes may be made from the paying entity's revenues, its profits or any other source available to it. When in effect, such services arrangements are made generally available to all qualified service providers.

  The Distributor, the Adviser, and certain of their affiliates also partici-pate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and shareholder services of its Consulting Group and receives .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's el-igible customer accounts in addition to amounts payable to all selling deal-ers.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  The Portfolio pays UAMFSI a two part monthly fee: a Portfolio specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The Portfolio specific fee is the following percentage of ag-gregate net assets:

                                                                          ANNUAL
                                                                           RATE
                                                                          ------
   FMA Small Company Portfolio...........................................  0.04%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined UAM Funds net assets;

  0.11 of 1% of the next $800 million of combined UAM Funds net assets;

  0.07 of 1% of combined UAM Funds net assets in excess of $1 billion but less than $3 billion;

  0.05 of 1% of combined UAM Funds net assets in excess of $3 billion.

  Fees are allocated among each of the Portfolios on the basis of its relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum an-nual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM with its prin-cipal office located at 211 Congress Street, Boston, Massachusetts 02110, dis-tributes the shares of the Fund. Under the Distribution Agreement (the "Agree-ment"), the Distributor, as agent for the Fund, agrees to use its best efforts as sole distributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the FMA Small Com-pany Portfolio Institutional Class Shares offered in this Prospectus. The Agreement continues in effect so long as it is approved at least annually by the Fund's Board of Directors. Those approving the agreements must include a majority of Directors who are neither parties to the Agreement, nor interested persons of any such party. The Agreement provides that the Fund will bear costs of the registration of its shares with the SEC, and the printing of its prospectuses, statements of additional information and reports to stockhold-ers.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreement authorizes the Adviser to select the brokers or deal-ers that will execute the purchases and sales of investment securities for the Portfolio. The Agreement directs the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transactions of the Portfolio. The Adviser may, however, consistent with the interests of the Portfolio, select brokers on the basis of the research, statistical and pric-ing services they or their affiliates provide to the Portfolio in addition to required broker services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the trans-action or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.

  Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities consistent with the investment policies of the Portfolio and one or more other clients served by the Adviser is con-sidered at or about the same time, transactions in such securities will be al-located among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, allocations are subject to periodic review by the Fund's Direc-tors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

  The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc." On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Directors have the power to designate one or more series or classes of shares of common stock and to classify or reclassify any unissued shares without further action by shareholders. At its discretion, the Board of Direc-tors may create additional Portfolios and classes of shares of the Fund.

  The shares of each Portfolio are fully paid and nonassessable, have no pref-erence as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. They have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Both Institutional Class and Institutional Service Class Shares represent interests in the same assets of a Portfolio. Service Class Shares bear certain expenses related to shareholder servicing, may bear expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. The Board of Directors of the Fund has autho-rized a third class of shares, Advisor Class Shares, which is not currently being offered by this Portfolio. Information about the Service Class Shares of the Portfolios is available upon request by contacting the UAM Funds Service Center.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters, to the extent required in the undertaking.

CUSTODIAN
  The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS

  Price Waterhouse LLP serves as the independent accountants for the Fund.

REPORTS
  Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the telephone number or address listed on the cover of this Prospectus.


  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RE-LIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CON-STITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio
 BHM&S Total Return Bond Portfolio
 Chicago Asset Management Intermediate Bond Portfolio
 Chicago Asset Management Value/Contrarian Portfolio
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio
 DSI Balanced Portfolio
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio
 FMA Small Company Portfolio
 FPA Crescent Portfolio
 Hanson Equity Portfolio
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio
 IRC Enhanced Index Portfolio
 Jacobs International Octagon Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio
 McKee U.S. Government Portfolio

 McKee Small Cap Equity Portfolio
 MJI International Equity Portfolio

 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio

 NWQ Small Cap Value Portfolio

 NWQ Special Equity Portfolio
 Rice, Hall James Small Cap Portfolio
 Rice, Hall James Small/Mid Cap Portfolio
 Sirach Equity Portfolio

 Sirach Growth Portfolio

 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio

 Sirach Bond Portfolio
 SAMI Preferred Stock Income Portfolio
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio

 Sterling Partners' Small Cap Value Portfolio
 TS&W Balanced Portfolio
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Fiduciary Management Associates, Inc.
  55 West Monroe Street
  Suite 2550
  Chicago, IL 60603-5093
  (312) 930-6850

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110




  PROSPECTUS

  January 22, 1998

  UAM Funds

  FMA Small Company Portfolio

  Institutional Service
  Class Shares


             P R O S P E C T U S



                    January 22, 1998

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objective.......................................................   6
Investment Policies........................................................   6
Other Investment Policies..................................................   7
Investment Limitations.....................................................  10
Purchase of Shares.........................................................  11
Redemption of Shares.......................................................  15
Service and Distribution Plans.............................................  17
Shareholder Services.......................................................  19
Valuation of Shares........................................................  20
Performance Calculations...................................................  21
Dividends, Capital Gains Distributions and Taxes...........................  22
Investment Adviser.........................................................  23
Administrative Services....................................................  24
Distributor................................................................  25
Portfolio Transactions.....................................................  25
General Information........................................................  26
UAM Funds --  Service Class Shares.........................................  28

                                                     FMA SMALL COMPANY PORTFOLIO
UAM FUNDS

                                  INSTITUTIONAL SERVICE CLASS SHARES

--------------------------------------------------------------------------------

                      PROSPECTUS -- JANUARY 22, 1998


  UAM Funds, Inc. (the "Fund") is an open-end, management investment company known as a "mutual fund." The Fund consists of multiple series (known as "Port-folios"), each of which has different investment objectives and policies. The Portfolio offered by this Prospectus presently offers two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro rata inter-ests in the Portfolio and accrue dividends in the same manner, except that Service Class Shares bear fees payable by that class (at a rate of 0.40% per annum) to financial institutions for services they provide to owners of such shares. The securities offered hereby are Service Class Shares of one diversi-fied, no-load Portfolio of the Fund managed by Fiduciary Management Associates, Inc.

  FMA SMALL COMPANY PORTFOLIO. The objective of the FMA Small Company Portfolio is to provide maximum, long-term total return, consistent with reasonable risk to principal, by investing primarily in common stocks of smaller companies in terms of revenues and/or market capitalization.

  There can be no assurance that the Portfolio will meet its stated objective.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 22, 1998, and has been incorporated by reference into this Prospectus. For a free copy of the SAI, contact the UAM Funds Service Center at 1-800-638-7983.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRE-SENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table illustrates the expenses and fees that a Service Class shareholder of the FMA Small Company Portfolio will incur. The Fund does not charge shareholder transaction fees. However, transaction fees may be charged if you are a customer of a broker-dealer or other financial intermediary who has established a shareholder servicing relationship with the Fund on behalf of its customers. Please see "PURCHASE OF SHARES" for further information.

                       SHAREHOLDER TRANSACTION EXPENSES

                                                                          FMA
                                                                         SMALL
                                                                        COMPANY
                                                                       PORTFOLIO
                                                                        SERVICE
                                                                         CLASS
                                                                        SHARES
                                                                       ---------
   Sales Load Imposed on Purchases....................................   NONE
   Sales Load Imposed on Reinvested Dividends.........................   NONE
   Deferred Sales Load................................................   NONE
   Redemption Fees....................................................   NONE
   Exchange Fee.......................................................   NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                         FMA
                                                                        SMALL
                                                                       COMPANY
                                                                      PORTFOLIO
                                                                       SERVICE
                                                                        CLASS
                                                                       SHARES
                                                                      ---------
   Investment Advisory Fees (After Fee Waiver).......................   0.46 %
   12b-1 Fees (Including Shareholder Servicing Fees)*................   0.40 %
   Other Expenses....................................................   0.27 %
    Administrative Fees..............................................   0.30 %
                                                                        ----
   Total Operating Expenses (After Fee Waiver).......................   1.43 %+
                                                                        ====

-----------

+ Absent the Adviser's fee waiver, Investment Advisory fees would be 0.75% and Total Operating Expenses of the Service Class Shares would be 1.72%. The To-tal Operating Expenses includes the effect of expense offsets. If expense offsets were excluded, Total Operating Expenses would not have differed from the figures shown in the table.

* Service Class Shares may bear service fees of 0.25% and distribution fees and expenses of up to 0.15%. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. See "SERVICE AND DISTRIBUTION PLANS."

  This table shows the various fees and expenses that a shareholder in the FMA Small Company Portfolio's Service Class Shares would bear directly or indi-rectly. See "Service and Distribution Plans" for a more complete description of various costs and expenses of the Portfolio.

  The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume as the Adviser's own expense operating expenses otherwise pay-able by the Portfolio, if necessary, in order to keep the Portfolio's Service Class Shares total annual operating expenses from exceeding 1.43% of average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of the Portfolio.

EXAMPLE

  The following example illustrates the expenses that a Service Class share-holder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table on the previous page, the Portfolio charges no redemp-tion fees of any kind.

                                              1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                              ------ ------- ------- --------
   FMA Small Company Portfolio Service Class
     Shares..................................  $15     $45     $78     $171

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

NOTE TO EXPENSE TABLE

  The information set forth in the foregoing table and example relates only to Service Class Shares of the Portfolio, which shares are subject to different total fees and expenses than Institutional Class Shares. Service Agents may charge other fees to their customers who are beneficial owners of Service Class Shares in connection with their customer accounts. See "SERVICE AND DIS-TRIBUTION PLANS."

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER

  Fiduciary Management Associates, Inc. (the "Adviser"), an investment coun-seling firm founded in 1980, serves as investment adviser to the Fund's FMA Small Company Portfolio (the "Portfolio"). The Adviser presently manages over $1.5 billion in assets for institutional clients and high net worth individu-als. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES
  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $25,000. The minimum for subsequent investments is $1,000. Certain exceptions to the initial or minimum investment amounts may be made by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. The Portfolio will distribute any realized net capital gains annually. Distributions will be reinvested in Portfolio shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTION AND EXCHANGE

  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. Shares of each Portfolio may be exchanged for shares of the same class of any other portfolio of the UAM Funds. (See "REDEMPTION OF SHARES" and "EX-CHANGE PRIVILEGE.")

ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation is responsible for performing and overseeing admin-istration, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolio's shares can be expected to fluctuate in response to changes in market and economic conditions, as well as the financial condi-tions and prospects of the issuers in which the Portfolio invests. Prospective investors in the Fund should consider the following: (1) Common stocks of com-panies which have small market capitalization may exhibit greater market vola-tility than common stock of companies which have larger market capitalization;
(2) The Portfolio may invest in foreign securities which may involve greater risks than investments in domestic securities, such as foreign currency risks (See "Foreign Investments"); and (3) In addition, the Portfolio may use vari-ous investment practices that involve special consideration, including invest-ing in repurchase agreements, when-issued, forward delivery and delayed set-tlement securities and lending of securities, each of which involves special risks. (See "Other Investment Policies").

                           FINANCIAL HIGHLIGHTS

  The following table provides selected per share information for a share out-standing throughout the period presented for the FMA Small Company Portfolio's Service Class Shares. This Table is part of the Portfolio's Financial State-ments, which are included in the Portfolio's October 31, 1997 Annual Report to Shareholders. The Financial Statements are included in the Portfolio's SAI. The Portfolio's October 31, 1997 Financial Statements have been audited by Price Waterhouse LLP. Their unqualified opinion on the Financial Statements is also included in the Portfolio's SAI. The following information should be read in conjunction with the Portfolio's October 31, 1997 Annual Report to Share-holders.

                       FMA SMALL COMPANY PORTFOLIO

                                                             AUGUST 1, 1997***
                                                                    TO
                                                             OCTOBER 31, 1997
                                                             -----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................      $ 14.95
                                                                  -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.....................................         0.01
  Net Realized and Unrealized Gain..........................         1.64
                                                                  -------
   Total From Investment Operations.........................         1.65
                                                                  -------
DISTRIBUTIONS
  Net Investment Income.....................................        (0.01)
  Net Realized Gain.........................................          --
                                                                  -------
   Total Distributions......................................        (0.01)
                                                                  -------
NET ASSET VALUE, END OF PERIOD..............................      $ 16.59
                                                                  =======
TOTAL RETURN+...............................................        11.04%**
                                                                  =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands).......................      $ 4,314
Ratio of Expenses to Average Net Assets.....................         1.43%*
Ratio of Net Investment Income to Average Net Assets........         0.24%*
Portfolio Turnover Rate.....................................         0.86%
Average Commission Rate.....................................      $0.0583
Voluntary Waived Fees and Expenses Assumed by the Adviser
  Per Share ................................................      $  0.01
Ratio of Expenses to Average Net Assets Including Expense
  Offsets...................................................         1.43%*

-----------

 *  Annualized

**  Not annualized

*** Initial offering of Institutional Service Class Shares.

  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser.

                             INVESTMENT OBJECTIVE

  The objective of the FMA Small Company Portfolio is to provide maximum, long-term total return, consistent with reasonable risk to principal, by in-vesting primarily in common stocks of smaller companies in terms of revenues and/or market capitalization. Market capitalization of companies in the Port-folio will generally be in the $50 million to $1 billion range. Capital return is likely to be the predominant component of the Portfolio's total return.

                              INVESTMENT POLICIES

  The Portfolio seeks to achieve its objective by investing primarily in com-mon stocks of smaller, less established companies in terms of revenues, assets and market capitalization. The Portfolio may invest in both stock exchange listed and over-the-counter securities. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in small companies, i.e., companies whose stock market capitalizations (total market value of out-standing shares) range from $50 million to $1 billion.

  In analyzing and selecting investments, the Adviser looks for market themes and changes that signal opportunity. At any given time, the Portfolio will be invested in a diversified group of stocks in several industries. Primarily, the Portfolio will invest in U.S. companies. The Adviser seeks out companies with lower price to earnings ratios, strong cash flow, good credit lines and clean or improving balance sheets. To minimize risk and volatility, the Ad-viser uses initial public offerings sparingly, concentrating instead on compa-nies with seasoned management or a track record as part of a larger company.

  The Adviser follows all stocks owned or being considered for purchase. The Adviser's sell discipline calls for re-evaluation of the fundamentals of stocks that:

  .meet initial targets of revenue or stock market value growth

  .decline an absolute 15% in stock market value

  .grow by 25% in stock market value in a short time.

  Cash reserves will represent a relatively small percentage of the Portfo-lio's assets. For temporary defensive purposes, the Portfolio may reduce its holdings of equity securities and increase its holdings of short-term invest-ments.

  The Portfolio may also, under normal circumstances, invest up to 35% of its assets, unless restricted by additional limitations described below or in the Portfolio's SAI, in the following securities or investment techniques.

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by Standard & Poor's Ratings Services or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, determined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio. Each Portfolio will not invest in any debt security issued by a commercial bank un-less (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be pur-chased by each Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, a Portfolio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPA-NIES.")

REPURCHASE AGREEMENTS
  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repur-chase agreement, the Portfolio buys a security and simultaneously commits to sell it back at an agreed upon price plus an agreed upon market rate of inter-est. Under a repurchase agreement, the seller is also required to maintain the value of the securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated dai-ly, and the Adviser will, if necessary, require the seller to maintain addi-tional securities to ensure that the value is in compliance with the previous sentence.

  The use of repurchase agreements involves certain risks. For example, a de-fault by the seller under an agreement may cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is ex-pected that they can be controlled through stringent security selection crite-ria and careful monitoring procedures.

  The Fund has been granted permission by the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agree-ments on a joint basis. By entering into joint repurchase agreements, a Port-folio may incur lower transaction costs and earn higher rates of interest on such repurchase agreements. Each Portfolio's contribution will determine its return from a joint repurchase agreement. (See "SHORT-TERM INVESTMENTS.")

LENDING OF SECURITIES

  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan securities to the extent that greater than one-third of its total assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is subject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Directors. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered by the Adviser in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Directors. The Portfolio will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it re-ceives payment or delivery from the other party to any of the above transac-tions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Such segregated securi-ties will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed deliv-ery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  The Portfolio engages in these types of purchases in order to buy securities that fit with its investment objectives at attractive prices -- not to in-crease its investment leverage.

PORTFOLIO TURNOVER
  The Portfolio will not normally engage in short-term trading but reserves the right to do so. In addition to portfolio trading costs, higher rates of portfolio turnover may result in realization of capital gains. (See "DIVI-DENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for information on taxation.) The table set forth in "Financial Highlights" presents the Portfolio's histor-ical portfolio turnover rates.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

FOREIGN INVESTMENTS

  The Portfolio may invest up to 10% of its assets in the equity securities of foreign issuers of developed countries. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, comparable infor-mation may not be readily available about certain foreign companies. Some non-U.S. securities of foreign companies may be less liquid and more volatile than securities of comparable U.S. companies. In addition, in certain foreign coun-tries, there is the possibility of expropriation or confiscatory taxation, po-litical or social instability, or diplomatic developments which could affect U.S. investments in those countries.

  Investments in securities of foreign issuers are frequently denominated in foreign currencies, and since the Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of the Portfolio's assets as measured in United States dollars may be affected favorably or unfa-vorably by changes in currency rates and in exchange control regulations and the Portfolio may incur costs in connection with conversions between various currencies.

  Except as specified above and as described under "Investment Limitations," the foregoing investment policies are not fundamental and the Directors may change such policies without an affirmative vote of a majority of the out-standing voting securities of the Portfolio.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the government of the U.S. or any agency or instrumentality thereof);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in Companies within a single indus-try; however, there are no limitations on investments made in invest-ments issued or guaranteed by the U.S. Government and its agencies when the Portfolio adopts a Temporary defensive position;

  (e) make loans except (i) by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements or by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as the loans are made in compli-ance with the 1940 Act, or the Rules and Regulations or interpreta-tions of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

  The investment limitations described here and in the SAI are fundamental policies and may be changed only with the approval of the holders of a major-ity of the outstanding shares of the Portfolio. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be con-sidered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares of the portfolio may be purchased through UAM Fund Distributors, Inc. (the "Distributor") without a sales commission, at the net asset value per share next determined after an order is received by the Fund or the designated Service Agent. (See "SERVICE AND DISTRIBUTION PLANS" and "VALUATION OF SHARES.") The required minimum initial investment for the Portfolio is $25,000 certain exceptions may be permitted by the officers of the Fund. The Portfolio issues two classes of shares: Institutional Class and Service Class. The two classes of shares each represent interests in the same portfolio of invest-ments, have the same rights and are identical in all respects, except that the Service Class Shares offered by this Prospectus bear shareholder servicing ex-penses and distribution plan expenses, and have exclusive voting rights with respect to the Rule 12b-1 Distribution Plan pursuant to which the distribution fee may be paid. (See "SERVICE AND DISTRIBUTION PLANS.") The net income at-tributable to Service Class Shares and the dividends payable on Service Class Shares will be reduced by the amount of the shareholder servicing and distri-bution fees; accordingly, the net asset value of the Service Class Shares will be reduced by such amount to the extent the Portfolio has undistributed net income.

  Some Service Agents may also impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares, which are not subject to the Rule 12b-1 Service and Distribution Plans. These may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent and which would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and re-demptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents, or if applicable, their designees, that have entered into agreements with the Fund or its agent may enter confirmed purchase or redemp-tion orders on behalf of clients and customers, with payment to follow no later than the Portfolio's pricing on the following business day. If payment is not received by the Fund's Sub-Transfer Agent, Chase Global Funds Services Company by such time, the Service Agent could be held liable for resulting fees or losses. The Portfolio may be deemed to have received a purchase or re-demption order when a Service Agent, or, if applicable, its authorized desig-nee, accepts the order. Orders received by the Fund in proper form will be priced at the Portfolio's net asset value next computed after they are ac-cepted by the Service Agent or its authorized designee. Service Agents are re-sponsible to their customers and the Fund for timely transmission of all sub-scription and redemption requests, investment information, documentation and money.

                              INITIAL INVESTMENTS

  BY MAIL

  . Complete and sign an Application, and mail it, together with a check payable to "UAM Funds" to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined af-ter receipt. Payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

  The Fund will not accept third-party checks to purchase shares of the Port-folio. If you purchase shares by check, please be sure that your check is made payable to the "UAM Funds."

  BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. The call must be received prior to the close of regu-lar trading on the NYSE (generally 4:00 p.m. Eastern Time) to receive that day's price. An account number and wire control number will then be provided to you in addition to wiring instructions. Next,

  . Instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952

                          Ref: Portfolio Name
                                              ---------------------
                          Your Account Number
                                              ---------------------
                           Your Account Name
                                              ---------------------
                          Wire Control Number
                                              ---------------------

                (assigned by the UAM Funds Service Center)

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

  . To be sure that a bank wire order is received on the same day it is sent, an investor's bank should wire funds as early in the day as possi-ble. The bank sending funds may charge for this service. The Fund's agent reserves the right to charge investors for receipt of wired funds, but no charge is currently imposed by this service. It is necessary to obtain a new wire control number every time money is wired into an ac-count in the Portfolio. Wire control numbers are effective for one transaction only and cannot be used more than once. Wired money that is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

ADDITIONAL INVESTMENTS
  Additional investments can by made at any time. The minimum additional in-vestment is $1,000. Shares can be purchased at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds") or by wiring money to the Custodian Bank using the instructions outlined above. When making additional investments, be sure that your account number, account name, and the Portfolio to be purchased are specified on the check or wire. Prior to wiring additional investments, notify the Fund by calling the number on the cover of this Prospectus. Mail orders should include, when possible, the "In-vest by Mail" stub which accompanies any Fund confirmation statement.

PURCHASE BY ACH

  If you have made this election, shares of the Portfolio may be purchased via Automated Clearing House ("ACH"). Investors purchasing via ACH should complete the appropriate sections of the Account Application and attach a voided check or deposit slip to the Account Application. This option must be established on your account at least 15 days prior to your initiating an ACH transaction. See ("SHAREHOLDER SERVICES -- AUTOMATIC INVESTMENT PLAN.")

OTHER PURCHASE INFORMATION

  Investments received prior to the close of regular trading on the NYSE (gen-erally 4 p.m. Eastern Time) (the close of the NYSE) will be invested at the price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open.

  The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Portfolio is intended to be a long-term investment vehicle and is not de-signed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Portfolio's performance and its shareholders. Accordingly, if the Fund's management deter-mines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or in part any purchase request, with respect to such investor's account. Such investors also may be barred from purchasing other Portfolios of the Fund.

  Purchases of shares will be made in full and fractional shares of the Port-folio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as detailed under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by a Portfo-lio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights per-taining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securi-ties acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

  . at the time of the exchange such securities are eligible to be included in the Portfolio (current market quotations must be readily available for such securities);

  . the investor represents and agrees that all securities offered to be ex-changed are not subject to any restrictions upon their sale by the Port-folio under the Securities Act of 1933, or otherwise; and

  . the value of any such security (except U.S. Government Securities) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immedi-ately after the transaction.

  Investors who are subject to federal taxation upon exchange may realize a loss or gain for federal income tax purposes depending upon the cost of secu-rities exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone, at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of the shares depending on the market value of investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documentation, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed); and

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION

  The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the UAM Funds Service Center of a redemption request in proper form. Although the Fund will redeem shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending determination that the check has cleared. Investors should consider purchasing shares using a certi-fied or bank check or money order if they anticipate an immediate need for re-demption proceeds. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the SEC.

  If the Board of Directors determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur bro-kerage charges on the sale of portfolio securities received in payment of re-demptions.

  The Portfolios reserve the right to liquidate any account that is below fifty percent of the required minimum initial investment amount for a Portfo-lio as set forth in the Prospectus, where the reduction in value has occurred due to a redemption or exchange out of the account. If at any time your total investment does not have a value of at least fifty percent of the required minimum initial investment amount, you may be notified that the value of your account is below the Portfolio's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the ac-count is liquidated. Retirement accounts and certain other accounts will not be subject to automatic liquidation. Reductions in value that result solely from market activity will not trigger an involuntary redemption.

                        SERVICE AND DISTRIBUTION PLANS

  Under the Service Plan for Service Class Shares, the Fund may enter into service agreements with Service Agents (broker-dealers or other financial in-stitutions) who receive fees with respect to the Fund's Service Class Shares owned by shareholders for whom the Service Agent is the dealer or holder of record, or for whom the Service Agent performs personal services and/or share-holder account maintenance. These fees are paid out of the assets allocable to Service Class Shares to the Distributor, to the Service Agent directly or through the Distributor. The Fund reimburses the Distributor or the Service Agent, as the case may be, for payments made at an annual rate of up to .25 of 1% of the average daily value of such Service Class Shares. Each item for which a payment may be made under the Service Plan constitutes personal serv-ice and/or shareholder account maintenance and may constitute an expense of distributing Fund shares as the Commission construes such term under Rule 12b-
1. The fees payable for Servicing reflect actual expenses incurred up to the limit described herein.

  Banks are engaged to act as Service Agents only to perform administrative and shareholder servicing functions, including transaction-related agency services for their customers. If a bank is prohibited from so acting, its shareholder clients would be permitted to remain Fund shareholders and alter-native means for continuing the Servicing of such shareholders would be sought and the shareholder clients of the bank would remain Fund shareholders.

  The Distribution Plan and Service Plan (the "Plans") provide generally that a Portfolio may incur distribution and service costs under the Plans which may not exceed in the aggregate 0.75% per annum of that Portfolio's net assets. The Board has currently limited aggregate payments under the Plans to 0.50% per annum of a Portfolio's net assets. Under the Plans, as implemented for the FMA Small Company Portfolio Service Class Shares, Distribution Plan expenses may be no more than 0.15% and Service Plan expenses may be no more than 0.25%, although the maximum limit may be paid following appropriate Board approval. Upon implementation, the Distribution Plan would permit payments to the Dis-tributor, broker-dealers, other financial institutions, sales representatives or other third parties who render promotional and distribution services, for items such as sales compensation and marketing and overhead expenses.

   The Plans were adopted pursuant to Rule 12b-1 under the 1940 Act. Although the Plans may be amended by the Board of Directors, any changes in the Plans which would materially increase the amounts authorized to be paid under the Plans must be approved by shareholders of the Class involved. The Plans may be terminated by the Board of Directors or Service Class shareholders. The amounts and purposes of expenditures under the Plans are reported to the Board of Directors quarterly. The amounts allowable under the Plans for each Class of Shares of the Portfolio are limited under certain rules of the National As-sociation of Securities Dealers, Inc.

  In addition to payments by the Fund under the Plans, the Distributor, United Asset Management Corporation ("UAM"), the parent company of UAMFSI and of the Adviser, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servic-ing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such pay-ments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally avail-able to all qualified service providers. The Adviser may compensate its affil-iated companies by referring investors to the Portfolios.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and shareholder services and receives from such entities an amount equal to up to 33.3% of the portion of the investment advisory fees attributable to the invested assets of Smith Barney's eligible customer accounts without regard to any expense limitation in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it provides to certain defined contribution plan shareholders that are not otherwise provided by the Administrator.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

  Service Class Shares of the Portfolio may be exchanged for any other Service Class Shares of any other UAM Funds Portfolio. (See the list of Portfolios of the UAM Funds -- Service Class Shares at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset values of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives and policies of the Portfolio to be purchased. Call the UAM Funds Service Center for a free copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in the shareholder's state of res-idence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the NYSE (generally 4 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of trading on the NYSE will be processed on the next business day. The Fund may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request. If the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any exchange request, with respect to such investor's account. Such investors also may be barred from exchanging into other Portfolios of the Fund. For ad-ditional information regarding responsibility for the authenticity of tele-phoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE" above. An ex-change into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes.

AUTOMATIC INVESTMENT PLAN

  An Automatic Investment Plan permits shareholders of a Portfolio with a min-imum value of $2,500 or more to purchase shares automatically (minimum of

$100 per transaction) at regular intervals selected by the shareholder. Pro-vided the shareholder's bank or other financial institution allows automatic withdrawals, shares are purchased by transferring funds via the Automated Clearing House ("ACH"). Investments made through ACH will be automatically transferred from a shareholder's checking, bank money market or NOW account designated by the shareholder. Such withdrawals are made electronically, if the shareholder's bank or financial institution so permits, or by pre-autho-rized checks or drafts drawn on the shareholder's bank or other account. The bank or financial institution must be a member of ACH. At the shareholder's option, the account designated will be debited in the specified amount, and shares will be purchased monthly or quarterly.

  To establish an Automatic Investment Plan, a shareholder must complete the appropriate sections of the Account Application and mail it to Chase Global Funds Services Company. A shareholder may cancel his/her participation or change the amount of purchase at any time by mailing written notification to Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798 and notification generally will be effective three business days following re-ceipt. The Fund may modify or terminate this privilege at any time, or may charge a service fee, although no such fee is contemplated.

SYSTEMATIC WITHDRAWAL PLAN

  Any shareholder whose account balance totals at least $10,000 may establish a Systematic Withdrawal Plan under which an amount pre-determined by the shareholder (but at least $100) is automatically redeemed from the sharehold-er's account either monthly or quarterly. A shareholder may participate in the Systematic Withdrawal Plan by using ACH. Redemptions made through ACH will be automatically transferred to the shareholder's bank or other similar financial institution account or a properly designated third party. The bank or finan-cial institution must be a member of ACH. Redemptions ordinarily are made on the third business day of the month and payments ordinarily will be transmit-ted within five business days after the redemption date. Because the prices of Fund shares fluctuate, the number of shares redeemed to finance systematic withdrawal payments of a given amount will vary from payment to payment. If a shareholder owns shares in more than one Portfolio, the shareholder must des-ignate the Portfolio from which the redemptions under a Systematic Withdrawal Plan should be made. A Systematic Withdrawal Plan may be terminated or sus-pended at any time by the Fund. A shareholder may elect at any time, in writ-ing, to terminate participation in the Systematic Withdrawal Plan. Such writ-ten election must be sent to and received by the Fund before a termination be-comes effective. There is currently no charge to the shareholder for a System-atic Withdrawal Plan.

                              VALUATION OF SHARES

  The net asset value of each class of the Portfolio is determined by dividing the value of the Portfolio's assets, less any liabilities, by the number of shares outstanding. Net asset value per share of each class of the Portfolio is de-termined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sales prices of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Yield and total return are calculated sepa-rately for each class of a Portfolio.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. To receive an Annual Report, contact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolio will normally distribute them annually.

  All dividends and capital gains distributions will be automatically rein-vested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES

  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt generally from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Port-folio must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term or mid-term capital gains distributions are taxed as long-term or mid-term capital gains, as the case may be. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month and paid in January of the following year will be treated as if they had been paid by the Fund and received by the shareholders on De-cember 31.

  The Portfolio is required by federal law to withhold 31% of reportable pay-ments paid to shareholders who have not complied with IRS identification regu-lations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number provided is correct and that either you are not currently subject to backup withholding, or you are exempt from backup withholding. This certification must be made either on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  Fiduciary Management Associates, Inc. is an Illinois corporation formed in 1980 and is located at 55 West Monroe Street, Suite #2550, Chicago, Illinois 60603. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), a holding Company, and provides investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals. As of November 30, 1997 the Adviser had over $1.5 billion in assets under manage-ment.

  The investment professional of the Adviser primarily responsible for the day-to-day management of the Portfolio and a description of her business expe-rience is as follows:

PATRICIA A. FALKOWSKI
PRESIDENT AND CHIEF
INVESTMENT OFFICER

1993-present   Fiduciary Management Associates, Inc., President and Chief In-
               vestment Officer

1992-1993      Fiduciary Management Associates, Inc., Executive Vice President
               and Chief Investment Officer
1991-1992      Vice President, Portfolio Manager

1989-1991      STR Analysis, Inc., President

1983-1989      Kemper Financial Services, Associate-Director of Equity Re-
               search

1981-1983      Harris Trust & Savings, Sector Head, Equity Research

1979-1981      Kemper Financial Services, Inc., Research Analyst

1970-1979      Federal government positions, Financial Analyst
1980           M.B.A., University of Chicago

1969           B.S., Rider College

  Ms. Falkowski began managing the FMA Small Company Portfolio in July of
1992.


  Under an Investment Advisory Agreement (the "Agreement") with the Fund, dated as of October 8, 1990, the Adviser manages the investment and reinvest-ment of the assets of the Portfolio. The Adviser must adhere to the stated in-vestment objectives and policies of the Portfolios, and is subject to the con-trol and supervision of the Fund's Board of Directors.

  As compensation for its services rendered as an Adviser, the Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rate to the Portfolio's average daily net assets for the month:

                                                                           RATE
                                                                           ----
   FMA Small Company Portfolio............................................ 0.75%

  In cases where a shareholder of the Portfolio has an investment counseling relationship with the Adviser, the Adviser may, at its discretion, reduce the investment counseling fees paid by the client directly to the Adviser. This procedure will be utilized with clients having contractual relationships based on total assets managed by Fiduciary Management Associates, Inc. to avoid sit-uations where excess advisory fees might be paid to the Adviser. In no event will a client pay higher total advisory fees as a result of the client's in-vestment in the Portfolio. The Adviser is currently waiving its advisory fees to keep the Portfolio's Service Class total annual operating expenses from ex-ceeding 1.43% of its average daily net assets. The Fund will not reimburse the Adviser for any advisory fees which are waived or Portfolio expenses which the Adviser may bear on behalf of the Portfolio for a given fiscal year.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  The Portfolio pays UAMFSI a two part monthly fee: a Portfolio specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The Portfolio specific fees are the following percentages of aggregate net assets:

                                                                          ANNUAL
                                                                           RATE
                                                                          ------
   FMA Small Company Portfolio...........................................  0.04%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined UAM Funds net assets;

  0.11 of 1% of the next $800 million of combined UAM Funds net assets;

  0.07 of 1% of combined UAM Funds net assets in excess of $1 billion but less than $3 billion;

  0.05 of 1% of combined UAM Funds net assets in excess of $3 billion.

  Fees are allocated among each of the Portfolios of the Fund on the basis of its relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent for the Fund, agrees to use its best efforts as sole distributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement (except as described under "Service and Distribution Plans" above). The Agreement continues in effect so long as it is approved at least annually by the Fund's Board of Directors. Those approving the agreements must include a majority of Directors who are neither parties to such Agreement, nor interested persons of any such party. The Agreement provides that the Fund will bear costs of the registration of its shares with the SEC and various states, and the printing of its prospec-tuses, statements of additional information and reports to stockholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreement authorizes the Adviser to select the brokers or deal-ers that will execute the purchases and sales of investment securities for the Portfolio. The Agreement directs the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transactions of the Portfolio. The Adviser may, however, consistent with the interests of the Portfolio, select brokers on the basis of the research, statistical and pric-ing services they or their affiliates provide to the Portfolio in addition to required broker services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the com-mission is reasonable in terms either of the transaction or the overall re-sponsibility of the Adviser to the Portfolio and the Adviser's other clients.

  Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities consistent with the investment policies of the Portfolio and one or more other clients served by the Adviser is con-sidered at or about the same time, transactions in such securities will be al-located among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, allocations are subject to periodic review by the Fund's Direc-tors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

  The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc." On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation permit the Directors to issue three billion shares of common stock, with a $0.001 par value. The Directors have the power to designate one or more series or classes of shares of common stock and to classify or reclassify any unissued shares without further action by shareholders. At its discretion, the Board of Direc-tors may create additional Portfolios and classes of shares of the Fund.

  The shares of each Portfolio are fully paid and nonassessable, have no pref-erence as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. They have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Both Institutional and Service Class Shares represent interests in the same assets of a Portfo-lio. Service Class Shares bear certain expenses related to shareholder servic-ing and may bear expenses related to the distribution of such shares. Service Class Shares have exclusive voting rights with respect to matters relating to such distribution expenditures. The Board of Directors of the Fund has autho-rized a third class of shares, Advisor Class Shares, which is not currently being offered by this Portfolio. For information about the Institutional Class Shares of the Portfolios, contact the UAM Funds Service Center.

  As of December 24, 1997, Ironworkers Local 498, Matteson, IL held of record 94.0% of the outstanding shares of the FMA Small Company Portfolio Institu-tional Service Class Shares. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfo-lio.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters, to the extent required in the undertaking.

CUSTODIAN
  The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS

  Price Waterhouse LLP serves as the independent accountants for the Fund.

REPORTS
  Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the telephone number or address listed on the cover of this Prospectus.


  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RE-LIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CON-STITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

              UAM FUNDS -- INSTITUTIONAL SERVICE CLASS SHARES

BHM&S Total Return Bond Portfolio

DSI Disciplined Value Portfolio
FMA Small Company Portfolio
FPA Crescent Portfolio

MJI International Equity Portfolio
NWQ Balanced Portfolio

NWQ Small Cap Value Portfolio

NWQ Special Equity Portfolio

NWQ Value Equity Portfolio

Sirach Bond Portfolio

Sirach Equity Portfolio
Sirach Growth Portfolio
Sirach Special Equity Portfolio

Sirach Strategic Balanced Portfolio

Sterling Partners' Balanced Portfolio

Sterling Partners' Equity Portfolio

Sterling Partners' Small Cap Value Portfolio
TJ Core Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Fiduciary Management Associates, Inc.
  55 West Monroe Street
  Suite 2550
  Chicago, IL 60603-5093
  (312) 930-6850

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110



  PROSPECTUS

  January 22, 1998

  UAM Funds

  ICM Fixed Income
  Portfolio

  Institutional
  Class Shares







             P R O S P E C T U S








                    January 22, 1998

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objective.......................................................   6
Investment Policies........................................................   6
Other Investment Policies..................................................   8
Investment Limitations.....................................................  15
Purchase of Shares.........................................................  16
Redemption of Shares.......................................................  19
Shareholder Services.......................................................  22
Valuation of Shares........................................................  23
Performance Calculations...................................................  24
Dividends, Capital Gains Distributions and Taxes...........................  25
Investment Adviser.........................................................  26
Administrative Services....................................................  28
Distributor................................................................  29
Portfolio Transactions.....................................................  29
General Information........................................................  30
UAM Funds -- Institutional Class Shares....................................  32

UAM FUNDS                            ICM FIXED INCOME PORTFOLIO

                                     INSTITUTIONAL CLASS SHARES
-------------------------------------------------------------------------------

                      PROSPECTUS -- JANUARY 22, 1998

  UAM Funds, Inc. (the "Fund") is an open-end, management investment company known as a "mutual fund." The Fund consists of multiple series of shares (known as "Portfolios") each of which has different investment objectives and policies. The ICM Fixed Income Portfolio currently offers only one class of shares. The securities offered in this Prospectus are Institutional Class Shares of one diversified, no-load Portfolio of the Fund managed by Investment Counselors of Maryland, Inc.

  ICM FIXED INCOME PORTFOLIO. The objective of the ICM Fixed Income Portfolio (the "Portfolio") is to provide maximum, long-term total return consistent with reasonable risk to principal by investing primarily in investment grade fixed income securities of varying maturities.

  There can be no assurance that the Portfolio will achieve its stated objec-tive.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 22, 1998 and has been incorporated by reference into this Prospectus. For a free copy of the SAI, contact the UAM Funds Service Center at 1-800-638-7983.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRE-SENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolio will incur. The Fund does not charge transaction fees. However, transaction fees may be charged if a broker-dealer or other financial interme-diary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

   Sales Load Imposed on Purchases......................................... NONE
   Sales Load Imposed on Reinvested Dividends.............................. NONE
   Deferred Sales Load..................................................... NONE
   Redemption Fees......................................................... NONE
   Exchange Fee............................................................ NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

   Investment Advisory Fees (After Fee Waiver).......................... 0.00 %
   12b-1 Fees........................................................... NONE
   Other Expenses (After Expenses Assumed).............................. 0.17 %*
     Administrative Fees................................................ 0.33 %
                                                                         ----
   Total Operating Expenses (After Fee Waiver and Expenses Assumed)..... 0.50 %*
                                                                         ====

-----------

* Absent fee waivers and expenses assumed by the Adviser, Investment Advisory Fees, Other Expenses and Total Operating Expenses of the Portfolio for the fiscal year ended October 31, 1997 would have been 0.50%, 0.23% and 1.06%, respectively. The Total Operating Expenses includes the effect of expense offsets. If expense offsets were excluded, the Total Operating Expenses of the Portfolio would not differ from the figures shown in the table.

  The table above shows the various fees and expenses that an investor would bear directly or indirectly. The expenses and fees listed above are based on the Portfolio's operations during the fiscal year ended October 31, 1997.

  Until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses otherwise payable by the Portfolio to keep the Portfolio's total annual operating expenses from exceeding 0.50% of its average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of the Portfolio for a given fiscal year.

EXAMPLE
  The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Portfolio charges no redemption fees of any kind.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   ICM Fixed Income Portfolio...................  $ 5     $16     $28     $63

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                               PROSPECTUS SUMMARY

INVESTMENT ADVISER

  Investment Counselors of Maryland, Inc. (the "Adviser"), an investment coun-seling firm founded in 1972, serves as investment adviser to three of the Fund's Portfolios. In addition to the Portfolio, the Adviser serves as invest-ment adviser to the ICM Small Company Portfolio and the ICM Equity Portfolio. The Adviser presently manages over $4.4 billion in assets for institutional clients and high net worth individuals. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $100,000. The minimum for subsequent investment is $1,000. Certain exceptions to the initial or minimum investment amounts may be permitted by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. The Portfolio will distribute any realized net capital gains annually. Distributions will be reinvested in Portfolio shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES

  Shares of the Portfolio may be redeemed, without cost, at any time at the net asset value of the Portfolio next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. Shares of the Portfolio may be exchanged for shares of the same class of any other Portfolio of the UAM Funds. (See "REDEMPTION OF SHARES" and "EXCHANGE PRIVILEGE.")

ADMINISTRATIVE SERVICES
  UAM Fund Services Inc. ("UAMFSI"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing adminis-tration, fund accounting, dividend disbursing and transfer agency services pro-vided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolio's shares will fluctuate in response to changes in market and economic conditions as well as the financial conditions and pros-pects of the issuers in which the Portfolio invests. Prospective investors should consider the following: (1) The fixed income securities held by the Portfolio will be affected by general changes in interest rates that result in increases or decreases in their value; the value of the securities held by the Portfolio can be expected to vary inversely with changes in interest rates; as interest rates decline, market value tends to increase and vice versa; (2) The Portfolio may invest in the securities of foreign issuers (See "INVESTMENT POLICIES"); (3) The Portfolio may engage in various portfolio strategies to seek to hedge its portfolio against movements in interest rates and exchange rates between currencies by the use of derivatives including options, futures and options on futures. Utilization of options and futures transactions in-volves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities, interest rates or currencies which are the subject of the hedge. Options and futures transac-tions in foreign markets are also subject to the risk factors associated with foreign investments generally. There can be no assurance that a liquid second-ary market for options and futures contracts will exist at any specific time (See "FUTURES CONTRACTS AND OPTIONS"); and (4) The Portfolio may use various investment practices including investing in repurchase agreements, when-is-sued, forward delivery and delayed settlement securities and lending of secu-rities. (See "OTHER INVESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS

  The following table provides selected per share information for a share out-standing throughout the periods presented and is part of the Portfolio's Fi-nancial Statements, which are included in the Portfolio's 1997 Annual Report to Shareholders. The Financial Statements are included in the Portfolio's SAI. Please read the following information in conjunction with the Portfolio's Fi-nancial Statements as of October 31, 1997. The Financial Statements have been audited by Price Waterhouse LLP. Their unqualified opinion on the Financial Statements is also included in the SAI.

                                         YEARS ENDED                NOVEMBER 3,
                                         OCTOBER 31,                 1992** TO
                               ----------------------------------   OCTOBER 31,
                                1997     1996     1995     1994        1993
                               -------  -------  -------  -------   -----------
NET ASSET VALUE, BEGINNING OF
 PERIOD......................  $ 10.36  $ 10.43  $  9.55  $ 10.58     $ 10.00
                               -------  -------  -------  -------     -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income+......     0.62     0.59     0.59     0.52        0.51
                               -------  -------  -------  -------     -------
 Net Realized and Unrealized
  Gain (Loss)................     0.21    (0.07)    0.82    (0.98)       0.51
                               -------  -------  -------  -------     -------
 Total from Investment
  Operations.................     0.83     0.52     1.41    (0.46)       1.02
DISTRIBUTIONS
 Net Investment Income.......    (0.63)   (0.59)   (0.53)   (0.48)      (0.44)
 Net Realized Gain...........      --       --       --     (0.09)        --
                               -------  -------  -------  -------     -------
 Total Distributions.........    (0.63)   (0.59)   (0.53)   (0.57)      (0.44)
                               -------  -------  -------  -------     -------
NET ASSET VALUE, END OF
 PERIOD......................  $ 10.56  $ 10.36  $ 10.43  $  9.55     $ 10.58
                               =======  =======  =======  =======     =======
TOTAL RETURN+................     8.31%    5.17%   15.11%   (4.43)%     10.38%
                               =======  =======  =======  =======     =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
 (Thousands).................  $31,119  $24,358  $16,765  $12,601     $12,465
Ratio of Expenses to Average
 Net Assets..................     0.50%    0.50%    0.63%    0.84%       0.84%*
Ratio of Net Investment
 Income to Average Net
 Assets......................     6.03%    5.98%    6.04%    5.26%       5.41%*
Portfolio Turnover Rate......       34%      46%      49%      82%         65%
Voluntary Waived Fees and
 Expenses Assumed by the
 Adviser Per Share...........  $  0.06  $  0.08  $  0.08  $  0.04     $  0.03
Ratio of Expenses to Average
 Net Assets Including
 Expenses Offsets............     0.50%    0.50%    0.61%     N/A         N/A

-----------
 * Annualized.

** Commencement of operations.
 + Total return would have been lower had certain expenses not been waived and expenses assumed by the Adviser during the period.

                             INVESTMENT OBJECTIVE

  The objective of the Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal. The Adviser intends to pursue this objective by investing the Portfolio's assets primarily in investment grade fixed income securities of varying maturities. These include securities of the U.S. Government and its agencies, corporate bonds, mortgage-backed se-curities, asset-backed securities, and various short-term instruments such as commercial paper, Treasury bills, and certificates of deposit. Income return is expected to be a predominant portion of the Portfolio's total return. Any capital return on the Portfolio is dependent upon interest rate movements. The capital return from the Portfolio will vary according to, among other factors, interest rate changes and the average weighted maturity (duration) of the Portfolio.

                              INVESTMENT POLICIES

  The Adviser employs a conservative fixed income investment strategy. This strategy seeks to provide superior, risk-adjusted returns with an emphasis on consistently outperforming the broad intermediate-term market as interest rates climb and participating in market rallies as rates fall. The Adviser's investment process is largely driven by independent research on relative value along the yield curve and by a view on interest rate trends. The Adviser con-siders events affecting both the U.S. and international capital markets in its analysis. Market models developed in-house and other internal systems quantify and monitor a broad set of risk measures used to identify relative value be-tween sectors and within security groups. The Adviser has found that relative value generally exists when a security or sector offers the prospect of supe-rior rewards for a given amount of risk.

  The Portfolio seeks to achieve its objective by investing primarily in in-vestment grade fixed income securities of varying maturities. These include securities of the U.S. Government and its agencies, corporate bonds, mortgage-backed securities, asset-backed securities, and various short-term instruments such as commercial paper, Treasury bills, and certificates of deposit.

  The Portfolio will invest in investment grade bonds having one of the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A, Baa) or Standard & Poor's Ratings Services ("S&P") (AAA, AA, A, BBB). The Adviser will seek to achieve the Portfolio's objective by investing in the following securities: mortgage-backed securities including collateralized mortgage obligations ("CMOs") and asset-backed securities, which are deemed by the Adviser and the rating agencies cited above to be of investment grade quality; variable rate and fixed rate debt securities which at the time of purchase are rated as "investment grade"; short-term securities deemed by the Adviser to have comparable ratings; and securities of, or guaranteed by, the U.S. Government, its agencies or instrumentalities.

  It is the Adviser's intention that the Portfolio's investments will be lim-ited to the investment grade securities described above. However, the Adviser reserves the right to retain securities which are downgraded by one or both of the rating agencies if, in the Adviser's judgment, the retention of the secu-rities is warranted. In addition, the Adviser may invest up to 10% of the Portfolio's assets in fixed income securities rated Baa/BBB by both Moody's and by S&P (or which, if unrated, are in the Adviser's opinion of comparable quality or better), preferred stocks and convertible securities. In the case of convertible securities, the conversion privilege may be exercised, but the common stocks received will be sold. Securities which are rated Baa or lower by Moody's or BBB or lower by S&P are considered to be more speculative with regard to the payment of interest and principal (according to the terms of the indenture) than securities in the three highest rating categories. Such secu-rities normally carry with them a greater degree of investment risk than secu-rities with higher ratings.

  It is the Adviser's intention that the Portfolio's investments will be lim-ited to the investment grade securities described above. However, the Adviser reserves the right to retain securities for 30 days which are downgraded below investment grade by both of the rating agencies if, in the Adviser's judge-ment, the retention of the securities is warranted.

  While the Adviser anticipates that the majority of the assets in the Portfo-lio will be U.S. dollar-denominated securities, it reserves the right to pur-chase obligations of foreign governments, agencies, or corporations denomi-nated either in U.S. dollars or foreign currencies. The credit quality stan-dards applied to foreign obligations are the same as those applied to the se-lection of U.S. based securities.

  Investors should recognize that investing in foreign companies involves spe-cial considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denomi-nated in foreign currencies and the Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolio will be af-fected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

  As non-U.S. companies are not generally subject to uniform accounting, au-diting and financial reporting standards and practices comparable to those ap-plicable to U.S. companies, there may be less publicly available information about certain foreign companies than about U.S. companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S. Many foreign securities markets have substantially less volume than United States national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domes-tic issuers. Brokerage commissions and other transactions costs on foreign se-curities exchanges are generally higher than in the United States. In addition, with respect to certain foreign coun-tries, there is the possibility of expropriation or confiscatory taxation, po-litical or social instability, diplomatic developments or the possible adop-tion of foreign governmental restrictions such as exchange controls which could affect U.S. investments in those countries.

  It is the policy of the Portfolio to invest, under normal circumstances, at least 80% of its assets in fixed income securities. For temporary defensive purposes, the Portfolio may reduce its holdings of fixed income securities and increase, up to 100%, its holdings in short-term investments. The Adviser may employ a defensive investment posture either when it anticipates that prevail-ing interest rates will rise or that the spread between treasuries and other fixed income securities will widen. When the Portfolio is in a defensive mode, it is not pursuing long-term total return.

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or if unrated, determined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by each Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, a Portfolio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPANIES.")

REPURCHASE AGREEMENTS
  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, the Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent se-curity selection criteria and careful monitoring procedures. The Fund has re-ceived permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint ba-sis. By entering into joint repurchase agreements, the Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agreements. The Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT TERM INVESTMENTS.")

LENDING OF SECURITIES

  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan securities to the extent that greater than one-third of its total assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is subject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Directors. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered by the Adviser in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Directors. The Portfolio will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it re-ceives payment or delivery from the other party to any of the above transac-tions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income ac-crues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  The Portfolio may engage in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER

  In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxation). The Portfolio will not normally engage in short-term trading, but each reserves the right to do so. The table set forth in "Financial Highlights" presents the Portfolio's historical portfolio turnover rates.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advisory and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders.

FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS

  Futures Contracts and Options on Futures. To hedge its portfolio against ad-verse movements of the market, remain fully invested and reduce transaction costs or implement its investment strategies, the Portfolio may purchase and sell futures and related options on such futures in connection with the secu-rities in which it invests (such as bond futures and options, interest rate futures and options and foreign currency futures and options) traded on either U.S. or foreign exchanges or boards of trade, similar entities, or quoted on an automated quotation system. Such futures contracts are third-party con-tracts (i.e., performance of the parties' obligations is guaranteed by an ex-change or clearing corporation) which, in general, have standardized strike prices and expiration dates. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Transactions by the Portfolio in futures are subject to limitation as described below under "Restrictions on the Use of Futures Transactions."

  The Portfolio may use futures contracts and options to simulate or replicate other types of investments according to its investment strategies.

  Because the Portfolio will engage in options and futures transactions gener-ally only for hedging purposes, the Adviser believes that the options and futures portfolio strategies of the Portfolio will not subject it to the risks frequently associated with the speculative use of options and futures transac-tions. There can be no assurance that the Portfolio's hedging transactions will be effective. Also, the Portfolio may not necessarily be engaging in hedging activities when movements in any particular market occur.

  The Portfolio may sell futures contracts in anticipation of or during a mar-ket decline to attempt to offset the decrease in market value of its securi-ties portfolio that might otherwise result. When the Portfolio is not fully invested in the securities markets and anticipates a significant market ad-vance, it may purchase futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that the Port-folio intends to purchase. The Adviser does not consider purchases of futures contracts to be a speculative practice under these circumstances.

  The Portfolio also has authority to purchase call and put options on futures contracts in connection with its hedging activities. Generally, these strate-gies are utilized under the same market and market sector conditions in which the Port-folio enters into futures transactions. The Portfolio may purchase put options on futures contracts rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Portfolio may purchase call options on futures contracts as a substitute for the purchase of futures to hedge against increased cost resulting from an increase in the market value of securities which the Portfolio intends to pur-chase.

  As a means of reducing the risks associated with investing in securities de-nominated in foreign currencies, the Portfolio may enter into contracts for the future acquisition or delivery of foreign currencies and may purchase for-eign currency options. The Portfolio will incur brokerage fees when it pur-chases or sells futures contracts or options, and it will be required to main-tain margin deposits.

  Restrictions on the Use of Futures Transactions. The Portfolio will only en-ter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Portfolio uses futures contracts and related options for "bona fide hedging" purposes, as such term is defined by the Commodity Futures Trading Commission ("CFTC"). Positions in financial futures and related options that do not qualify as "bona fide hedging" posi-tions, will enter such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option posi-tions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Portfolio's total net assets.

  Risk Factors in Futures and Options Transactions. Futures and options can be volatile and involve various degrees and types of risk. If the Portfolio judges market conditions incorrectly or employs a strategy that does not cor-relate well with its investments, use of futures and options contracts could result in a loss. Although the Portfolio intends to enter into options and futures transactions only if there appears to be a liquid secondary market, it could also suffer losses if it is unable to liquidate its position due to an illiquid secondary market. Options and futures transactions in foreign markets are subject to the risk factors associated with foreign investments generally. (See "INVESTMENT POLICIES.")

  The Portfolio intends to enter into options and futures transactions, only if there appears to be a liquid secondary market for such options or futures. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Portfolio's ability to hedge effectively. There is also the risk of loss by the Portfolio of margin deposits or collat-eral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or related option.

  Forward Foreign Currency Exchange Contracts. The Portfolio may enter into forward foreign currency exchange contracts, which provide for the purchase or sale of an amount of a specified foreign currency at a future date. The gen-eral purpose of these contracts is both to put currencies in place to settle trades and generally to protect the United States dollar value of securities held by the Portfolio against exchange rate fluctuation. While such forward contracts may limit losses to the Portfolio as a result of exchange rate fluc-tuation, they will also limit any gains that may otherwise have been realized. The Portfolio will enter into such contracts only to protect against the ef-fects of fluctuating rates of currency exchange and exchange control regula-tions. (See "Investment Objectives and Policies -- Forward Foreign Currency Exchange Contracts" in the SAI.)

  Options on Securities and Currencies. The Portfolio may also purchase put and call options on securities. The Portfolio may sell ("write") put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Portfolio may write a put or call option only if the option is "cov-ered" by the Portfolio holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Portfolio's obli-gation as a writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

  The purchase and writing of options involves certain risks. During the op-tion period, the covered call writer has, in return for the premium on an op-tion, given up the opportunity to profit from an increase above the exercise price in the underlying securities, and has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. If a put or call option purchased by the Portfolio is not sold when it has remaining value, the Portfolio will lose its entire in-vestment in the option. Also, where a put or call option on a particular secu-rity is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Portfolio may be unable to close out a position.

  The Portfolio may buy or sell put and call options on foreign currencies. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolio to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated be-tween buyer and seller and generally do not have as much market liquidity as exchange-traded options. The Portfolio may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
  Mortgage-backed securities in which the Portfolio will invest either carry a guaranty from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest or are sufficiently seasoned to be considered by the Adviser to be of investment grade quality. Mortgage-backed securities differ from bonds in that the principal is paid back by the bor-rower over the length of the loan rather than returned in a lump sum at matu-rity. Mortgage-backed securities are called "pass-through" securities because both interest and principal payments (including pre-payments) are passed through to the holder of the security. When prevailing interest rates rise, the value of a mortgage-backed security may decrease as do other types of debt securities. When prevailing interest rates decline, however, the value of mortgage-backed securities may not rise on a comparable basis with other debt securities because of the prepayment feature. Additionally, if a mortgage-backed security is purchased at a premium above its principal value because its fixed rate of interest exceeds the prevailing level of yields, the decline in price to par may result in a loss of the premium in the event of prepay-ment.

  CMOs are securities which are collateralized by mortgage pass-through secu-rities. Cash flows from the mortgage pass-through are allocated to various tranches in a predetermined, specified order. Each tranch has a "stated matu-rity" -- the latest date by which the tranch can be completely repaid, assum-ing no prepayments -- and has an "average life" -- the average time to receipt of a principal payment weighted by the size of the principal payment.

  Asset-backed securities are collateralized by shorter term loans such as au-tomobile loans, computer leases, or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral be-hind asset-backed securities tends to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level.

  Risks: Due to the possibility that prepayments (on home mortgages, automo-bile loans and other collateral) will alter the cash flow on CMOs and asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life, and slower prepayments will lengthen it. However, it is possible to de-termine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser looks for those securities that offer a higher yield to compensate for any variation in average maturity.

DURATION

  Duration is a measure of the expected timing of the cash flows (principal and interest) of a fixed income security. It was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Most debt obligations provide interest ("coupon") payments in ad-dition to a final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments, the market values of debt obligations may respond differently to changes in the level and structure of interest rates.

  Except as specified above and as described under "INVESTMENT LIMITATIONS," the foregoing investment policies are not fundamental and the Fund's Directors may change such policies without an affirmative vote of a majority of the out-standing voting securities of the Portfolio, as defined in the 1940 Act.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies when the Portfolio adopts a temporary defensive position.

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

  The investment objective of the Portfolio is fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of the Portfolio. Except for investment limitations (a) and (b) above, the Portfolio's investment limitations and policies described in this Prospectus and in the SAI are not fundamental and may be changed by the Fund's Board of Directors.

                              PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the Fund or a designated Service Agent. (See "VALUATION OF SHARES.") The minimum initial investment required is $100,000. Certain exceptions may be permitted by the officers of the Fund.

  Shares of the Portfolio may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or differ-ent purchase and redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transac-tion fees and/or service fees paid by the Fund from the Fund assets attribut-able to the Service Agent, and which would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not avail-able to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfo-lio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents, or, if applicable, their designees, that have entered into agreements with the Fund or its agent may enter confirmed purchase or redemp-tion orders on behalf of clients and customers, with payment to follow no later than the Portfolio's pricing on the following business day. If payment is not received by the Fund's Sub-Transfer Agent, Chase Global Funds Services Company by such time, the Service Agent could be held liable for resulting fees or losses. The Portfolio may be deemed to have received a purchase or re-demption order when a Service Agent, or, if applicable, its authorized desig-nee, accepts the order. Orders received by the Fund in proper form will be priced at the Portfolio's net asset value next computed after they are ac-cepted by the Service Agent or its authorized designee.

Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment informa-tion, documentation and money.

INITIAL INVESTMENTS

  BY MAIL

  . Complete and sign an Application and mail it, together with a check pay-able to "UAM Funds" to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined af-ter receipt. Payment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment. The Fund will not accept third-party checks to purchase shares of the Portfolio. If you purchase shares by check, please be sure that your check is made payable to the "UAM Funds."

  BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. The call must be received prior to the close of regu-lar trading on the NYSE (generally 4:00 p.m. Eastern Time) to receive that day's price. An account number and wire control number will then be provided to you in addition to wiring instructions. Next,

  . instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                          Ref: Portfolio Name
                          Your Account Number
                           Your Account Name
                          Wire Control Number

                (assigned by the UAM Funds Service Center)

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

  . To be sure that a bank wire order is received on the same day it is sent, an investor's bank should wire funds as early in the day as possi-ble. The bank sending funds may charge for this service. The Fund's agent reserves the right to charge investors for receipt of wired funds, but no charge is currently imposed by this service. It is necessary to obtain a new wire control number every time money is wired into an ac-count in the Portfolio. Wire control numbers are effective for one transaction only and cannot be used more than once. Wired money that is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

ADDITIONAL INVESTMENTS
  Additional investments can be made at any time. The minimum additional in-vestment is $1,000. Shares can be purchased at net asset value by mailing a check made payable to "UAM Funds" to the above address or by wiring money to the Custodian Bank using the instructions outlined above. When making addi-tional investments, be sure that the account number, account name and the Portfolio to be purchased is identified on the check or wire. Prior to wiring additional investments, notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when pos-sible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.



PURCHASE BY ACH

  If you have this election, shares of the Portfolio may be purchased via Au-tomated Clearing House ("ACH"). Investors purchasing via ACH should complete the appropriate sections of the Account Application and attach a voided check or deposit slip to the Account Application. This option must be established on your account at least 15 days prior to your initiating an ACH transaction. (See "SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN.")

OTHER PURCHASE INFORMATION

  Investments received by the closing of regular trading on the NYSE (gener-ally 4 p.m. Eastern Time) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole discretion, to suspend the offering of shares of each Portfolio or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Portfolio is intended to be a long-term investment vehicle and is not de-signed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases can be disruptive to efficient portfolio management and, consequently, can be detrimental to the portfolio's performance and its shareholders. Accordingly, if the Fund's management deter-mines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any purchase request, with respect to such investor's account. Such investors also may be barred from purchasing other Portfolios of the Fund. Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as set forth under "Valuation of Shares" at the time of the next determination of net asset value after such acceptance. Shares is-sued by a Portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase are acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

    . at the time of the exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933 or otherwise; and

    . the value of any such security (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to federal taxation may realize a gain or loss for federal income tax purposes upon the exchange, depending upon the cost of the securities exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.


BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed); and

    . redemption of certificated shares by telephone.

  The Fund and the Fund's Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION

  The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the UAM Funds Service Center of a redemption request in proper form. Although the Fund will redeem shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a pe-riod of up to fifteen days after their purchase, pending determination that the check has cleared. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds. The Fund may suspend the right of redemption or post-pone the date at times when either the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the SEC.

  If the Fund's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

  The Portfolios reserve the right to liquidate any account that is below fifty percent of the required minimum initial investment amount for a Portfo-lio as set forth in the Prospectus, where the reduction in value has occurred due to a redemption or exchange out of the account. If at any time your total investment does not have a value of at least fifty percent of the required minimum initial investment amount, you may be notified that the value of your account is below the Portfolio's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the ac-count is liquidated. Retirement accounts and certain other accounts will not be subject to automatic liquidation.

Reductions in value that result solely from market activity will not trigger an involuntary redemption.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of the Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio (See the list of Portfo-lios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by calling or writing to the UAM Funds Service Center.

  Any such exchange will be based on the respective net assets of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and con-sider the investment objectives and policies of the Portfolio to be purchased. Call the UAM Funds Service Center to obtain a Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made for Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued and if the registration of the two accounts will be identical. Requests for exchange received prior to the close of regular trading on the NYSE (generally 4 p.m. Eastern Time) will be processed as of the close of business on the same day. The Fund may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request. If the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior no-tice, may reject in whole or part any exchange request, with respect to such investor's account. Such investors also may be barred from exchanging into other Portfolios of the Fund. For additional information regarding responsi-bility for the authenticity of telecopied instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE." An exchange into another UAM Funds Portfolio may re-sult in a capital gain or loss for income tax purposes.

AUTOMATIC INVESTMENT PLAN

  An Automatic Investment Plan permits shareholders of a Portfolio with a min-imum value of $2,500 or more to purchase shares automatically (minimum of $100 per transaction) at regular intervals selected by the shareholder. Provided the shareholder's bank or other financial institution allows automatic with-drawals, shares are purchased by transferring funds via the Automated Clearing House ("ACH"). Investments made through ACH will be automatically transferred from a shareholder's checking, bank money market or NOW account designated by the shareholder. Such withdrawals are made electronically, if the sharehold-er's bank or financial institution so permits, or by pre-authorized checks or drafts drawn on the shareholder's bank or other account. The bank or financial institution must be a member of ACH. At the shareholder's option, the account designated will be debited in the specified amount, and shares will be purchased monthly or quarterly.

  To establish an Automatic Investment Plan, a shareholder must complete the appropriate sections of the Account Application and mail it to Chase Global Funds Services Company. A shareholder may cancel his/her participation or change the amount of purchase at any time by mailing written notification to Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798 and notification generally will be effective three business days following re-ceipt. The Fund may modify or terminate this privilege at any time, or may charge a service fee, although no such fee currently is contemplated.

SYSTEMATIC WITHDRAWAL PLAN

  Any shareholder whose account balance totals at least $10,000 may establish a Systematic Withdrawal Plan under which an amount pre-determined by the shareholder (but at least $100) is automatically redeemed from the sharehold-er's account either monthly or quarterly. A shareholder may participate in the Systematic Withdrawal Plan by using ACH. Redemptions made through ACH will be automatically transferred to the shareholder's bank or other similar financial institution account or a properly designated third party. The bank or finan-cial institution must be a member of ACH. Redemptions ordinarily are made on the third business day of the month and payments ordinarily will be transmit-ted within five business days after the redemption date. Because the prices of Fund shares fluctuate, the number of shares redeemed to finance systematic withdrawal payments of a given amount will vary from payment to payment. If a shareholder owns shares in more than one Portfolio, the shareholder must des-ignate the Portfolio from which the redemptions under a Systematic Withdrawal Plan should be made. A Systematic Withdrawal Plan may be terminated or sus-pended at any time by the Fund. A shareholder may elect at any time, in writ-ing, to terminate participation in the Systematic Withdrawal Plan. Such writ-ten election must be sent to and received by the Fund before a termination be-comes effective. There is currently no charge to the shareholder for a System-atic Withdrawal Plan.

                              VALUATION OF SHARES

  The net asset value of the Portfolio is determined by dividing the value of the Portfolio's assets, less any liabilities, by the total number of shares outstanding. Net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Securities purchased with remaining maturities of 60 days or less are valued at amortized cost if the Board of Directors determines that amortized cost re-flects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Yield and total return are calcu-lated separately for each class of a Portfolio.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Con-tact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolio will normally distribute them annually.

  All dividends and capital gains distributions will be automatically rein-vested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES

  The Portfolio intends to qualify each year as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal income tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt generally from fed-eral taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and main-tain a portfolio of investments which satisfies certain diversification crite-ria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term or mid-term capital gains distributions are taxed as long-term or mid-term capital gains, as the case may be. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month and paid in January of the following year will be treated as if they had been paid by the Fund and received by the shareholders on De-cember 31.

  The Fund is required by federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  Investment Counselors of Maryland, Inc. is a Maryland corporation formed in 1972 and is located at 803 Cathedral Street, Baltimore, MD 21201. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), a holding company, and provides investment management services to corporations, pension and profit sharing plans, trusts, estates and other institutions and individuals. As of November 30, 1997, the Adviser had over $4.4 billion in as-sets under management.

  The investment professionals of the Adviser who are primarily responsible for the day-to-day operations of the Portfolios and a description of their business experience during the past five years are as follows:

  LINDA W. MCCLEARY -- PRINCIPAL. Ms. McCleary is responsible for the organi-zation and administration of the Fixed Income Group at the Adviser and manages fixed income portfolios. She joined the Adviser in 1978 having worked previ-ously as a Trust Investment Officer at Equitable Trust Company. She is a cum laude graduate of Smith College and holds an M.B.A. from Loyola College. Ms. McCleary has managed the ICM Fixed Income Portfolio since its inception.

  DANIEL O. SHACKELFORD -- SENIOR VICE PRESIDENT. Mr. Shackelford joined the Adviser in November, 1993 as a fixed income portfolio manager. He has 16 years of fixed income experience, including as a portfolio manager for the Univer-sity of North Carolina at Chapel Hill ("UNC") from 1991 through 1993. Mr. Shackelford is a graduate of UNC and received his M.B.A. from the Fuqua School of Business at Duke University, which he attended from 1989 to 1991. Mr. Shackelford is a Chartered Financial Analyst. Prior to 1989, Mr. Shackelford held the position of portfolio manager at UNC. Mr. Shackelford has managed the ICM Fixed Income Portfolio since November, 1993.

  Additional members of the Adviser's team of professionals are as follows:

  CRAIG LEWIS -- PRINCIPAL AND CHIEF INVESTMENT OFFICER. Prior to founding the Adviser in 1972, Mr. Lewis was Vice President of Investments at First National Bank of Maryland. Before that, he served as Vice President and Director of Re-search at Robert Garrett & Sons, Inc., a NYSE member firm. Mr. Lewis is a Chartered Financial Analyst and past President of the Baltimore Security Ana-lysts Society. He is a graduate of Princeton University.

  PAUL L. BORSSUCK -- PRINCIPAL. Mr. Borssuck heads the Individual Capital Management Division at ICM. Prior to joining the Adviser, he served as Chair-man of the Investment Policy Committee at Mercantile Safe-Deposit and Trust Company where he managed the portfolios of high net worth clients. Prior to that, he headed the institutional funds management section at American Secu-rity and Trust

Company in Washington, D.C. Mr. Borssuck earned his B.S. degree and M.B.A. from Lehigh University. He is a Chartered Financial Analyst.

  ROBERT D. MCDORMAN, JR. -- PRINCIPAL. Mr. McDorman joined the Adviser in June, 1985. His primary responsibilities are the management of the ICM Small Company Portfolio and related separate accounts and equity security analysis. Prior to joining the Adviser, Mr. McDorman managed the Financial Industrial Income Fund. Mr. McDorman earned his B.A. degree at Trinity College and his law degree at the University of Baltimore. He is a Chartered Financial Ana-lyst.

  DAVID E. NELSON -- PRINCIPAL AND DIRECTOR OF EQUITY RESEARCH. Mr. Nelson joined the Adviser in October, 1989. Prior to that, he was Senior Vice Presi-dent, Director of Research for Legg Mason. Mr. Nelson is an honors graduate of Wesleyan University and received his M.B.A. in Finance from Washington Univer-sity in 1976. He is a Chartered Financial Analyst.

  ROBERT F. BOYD -- EXECUTIVE VICE PRESIDENT. Mr. Boyd joined the Adviser in December, 1995 as a Senior Security and Quantitative Analyst and Portfolio Manager. Prior to joining the Adviser, he was a Managing Director and Portfo-lio Manager at Brandywine Asset Management. Prior to that he was Director of Equity and Quantitative Research at Mercantile Safe Deposit & Trust Company for 15 years. Mr. Boyd earned his B.S. degree from the University of Virginia and his M.B.A. from Columbia University. He is a Chartered Financial Analyst.

  CHARLES W. NEUHAUSER -- SENIOR VICE PRESIDENT. Mr. Neuhauser joined the Ad-viser in August, 1991 as a security analyst in the Equity Research Department. Prior to that, he served as a security analyst at Bear, Stearns & Company, Inc. in New York and then Legg Mason in Baltimore. He began in the investment business as an analyst with Ruane, Cunniff & Company, managers of the Sequoia Fund. Mr. Neuhauser is a graduate of Columbia University. He is a Chartered Financial Analyst.

  Under the Investment Advisory Agreement with the Fund dated March 20, 1989, as amended June 2, 1992, (the "Agreement"), the Adviser, subject to the con-trol and supervision of the Fund's Board of Directors and in conformance with the stated investment objective and policies of the Portfolio, manages the in-vestment and reinvestment of the assets of the Portfolio. In this regard, it is the responsibility of the Adviser to make investment decisions for the Portfolio and to place purchase and sales orders for the Portfolio.

  As compensation for the services rendered by the Adviser under the Agree-ment, the Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying an annual percentage rate of 0.50% to the Portfolio's average daily net assets for the month:

  The Adviser has voluntarily agreed to keep the Portfolio's total annual op-erating expenses from exceeding 0.50% of its average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of the Portfolio for a given fiscal year.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, a Portfolio or any class of shares of a Port-folio. Payments made for any of these purposes may be made from the paying entity's revenues, its profits or any other source available to it. When serv-ice arrangements are in effect, they are made generally available to all qual-ified service providers.

  The Distributor, the Adviser, and certain of their affiliates also partici-pate, at the date of this prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and shareholder services of its Consulting Group and receives .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's el-igible customer accounts in addition to amounts payable to all selling deal-ers. The Fund also compensates Smith Barney for services it provides to cer-tain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  The Portfolio pays UAMFSI a two part monthly fee: a Portfolio specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The Portfolio specific annual fee is .04% calculated from the aggregate net assets of the Portfolio. CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined UAM Funds net assets;

  0.11 of 1% of the next $800 million of combined UAM Funds net assets;

  0.07 of 1% of combined UAM Funds net assets in excess of $1 billion but less than $3 billion;

  0.05 of 1% of combined UAM Funds net assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent for the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not re-ceive any fee or other compensation under the Agreement with the Portfolio. The Agreement continues in effect so long as it is approved at least annually by the Fund's Board of Directors. Those approving the agreements must include a majority of Directors who are neither parties to the Agreement nor inter-ested persons of any such party. The Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and the printing of its prospectuses, SAIs and reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements for the Fund's Portfolios authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of in-vestment securities for each Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable ex-ecution for all transactions of the Portfolios. If consistent with the inter-ests of the Portfolios, the Adviser may select brokers on the basis of re-search, statistical and pricing services these brokers provide to the Portfo-lios in addition to required broker services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients. Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securi-ties will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for al-locating such transactions, allocations are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc." On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Directors have the power to designate one or more series or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders.

  At its discretion, the Board of Directors may create additional Portfolios and Classes of shares of the Fund. The shares of each Portfolio and Class are fully paid and nonassessable and have no preference as to conversion, ex-change, dividends, retirement or other features and no pre-emptive rights. They have non-cumulative voting rights which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund.

  Both Institutional Class and Institutional Service Class Shares represent interests in the same assets of a Portfolio. Service Class Shares bear certain expenses related to shareholder servicing, and may bear expenses related to distribution. Service Class shares have exclusive voting rights for matters relating to such distribution expenditures. The Board of Directors of the Fund has authorized a third class of shares, Advisor Class Shares, which is not currently being offered by the Portfolio. Information about the Service Class Shares of the Portfolio is available upon request by contacting the UAM Funds Service Center.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters, to the extent required in the undertaking.

CUSTODIAN
  The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS

  Price Waterhouse LLP services the independent accountants for the Fund.

REPORTS
  Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.


  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RE-LIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CON-STITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio
 BHM&S Total Return Bond Portfolio
 Chicago Asset Management Intermediate Bond Portfolio
 Chicago Asset Management Value/Contrarian Portfolio
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio
 DSI Balanced Portfolio
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio
 FMA Small Company Portfolio
 FPA Crescent Portfolio
 Hanson Equity Portfolio
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio
 IRC Enhanced Index Portfolio
 Jacobs International Octagon Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio

 McKee Small Cap Equity Portfolio
 McKee U.S. Government Portfolio

 MJI International Equity Portfolio

 NWQ Balanced Portfolio

 NWQ Small Cap Value Portfolio

 NWQ Special Equity Portfolio

 NWQ Value Equity Portfolio
 Rice, Hall James Small Cap Portfolio
 Rice, Hall James Small/Mid Cap Portfolio

 SAMI Preferred Stock Income Portfolio

 Sirach Bond Portfolio
 Sirach Equity Portfolio

 Sirach Growth Portfolio

 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio


 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio

 Sterling Partners' Small Cap Value Portfolio
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Investment Counselors of Maryland, Inc.
  803 Cathedral Street
  Baltimore, Maryland 21201
  (410) 539-3838

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110






  PROSPECTUS

  January 22, 1998

  UAM Funds

  ICM Small Company Portfolio
                 &
  ICM Equity Portfolio

  Institutional
  Class Shares



             P R O S P E C T U S




                    January 22, 1998

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objectives......................................................   7
Investment Policies........................................................   7
Other Investment Policies..................................................   9
Investment Limitations.....................................................  13
Purchase of Shares.........................................................  14
Redemption of Shares.......................................................  17
Shareholder Services.......................................................  20
Valuation of Shares........................................................  21
Performance Calculations...................................................  22
Dividends, Capital Gains Distributions and Taxes...........................  23
Investment Adviser.........................................................  24
Administrative Services....................................................  27
Distributor................................................................  28
Portfolio Transactions.....................................................  28
General Information........................................................  29
UAM Funds -- Institutional Class Shares....................................  31

                                ICM SMALL COMPANY PORTFOLIO &
UAM FUNDS
                                ICM EQUITY PORTFOLIO

                                INSTITUTIONAL CLASS SHARES
-------------------------------------------------------------------------------

                      PROSPECTUS -- JANUARY 22, 1998

  UAM Funds, Inc. (the "Fund") is an open-end, management investment company known as a "mutual fund." The Fund consists of multiple series of shares (known as "Portfolios") each of which has different investment objectives and policies. The ICM Portfolios currently offer only one class of shares. The se-curities offered in this Prospectus are Institutional Class Shares of two di-versified, no-load Portfolios of the Fund managed by Investment Counselors of Maryland, Inc.

  ICM SMALL COMPANY PORTFOLIO. The objective of the ICM Small Company Portfo-lio ("Small Company Portfolio") is to provide maximum, long-term total return consistent with reasonable risk to principal, by investing primarily in the common stocks of smaller companies in terms of revenues and assets and, more importantly, in terms of market capitalization.

  ICM EQUITY PORTFOLIO. The objective of the ICM Equity Portfolio ("Equity Portfolio") is to provide maximum long-term total return, consistent with rea-sonable risk to principal, by investing primarily in common stocks of rela-tively large companies measured in terms of revenues, assets and market capi-talization. It is anticipated that nearly all the companies represented in the Portfolio will have a market capitalization exceeding the median market capi-talization of the stocks listed on the New York Stock Exchange.

  There can be no assurance that either of the Portfolios will achieve its stated objective.

  Keep this Prospectus for future reference. It contains information you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 22, 1998 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at 1-800-638-7983.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table shows the expenses and fees that a shareholder of the Portfolios will incur. The Fund does not charge transaction fees. However, transaction fees may be charged if a broker-dealer or other financial interme-diary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

                                                               SMALL
                                                              COMPANY   EQUITY
                                                             PORTFOLIO PORTFOLIO
                                                             --------- ---------
   Sales Load Imposed on Purchases..........................   NONE      NONE
   Sales Load Imposed on Reinvested Dividends...............   NONE      NONE
   Deferred Sales Load......................................   NONE      NONE
   Redemption Fees..........................................   NONE      NONE
   Exchange Fee.............................................   NONE      NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                               SMALL
                                                              COMPANY   EQUITY
                                                             PORTFOLIO PORTFOLIO
                                                             --------- ---------
   Investment Advisory Fees (After Fee Waiver)..............   0.70%     0.255%
   12b-1 Fees...............................................   NONE       NONE
   Other Expenses...........................................   0.04%     0.265%
     Administrative Fees....................................   0.14%     0.380%
                                                               ----      -----
   Total Operating Expenses (After Fee Waiver)..............   0.88%*    0.90%*
                                                               ====      =====

-----------

* Absent the fee waiver and expenses assumed by the Adviser, Investment Advi-sory Fees and Total Operating Expenses of the Equity Portfolio for the fis-cal year ended October 31, 1997 would have been 0.625% and 1.27%, respec-tively. The Total Operating Expenses includes the effect of expense offsets. If expense offsets were excluded, Total Operating Expenses of the Small Com-pany Portfolio would have been 0.89% and the Equity Portfolio would not have differed from the figures shown in the table.

  The table above shows various fees and expenses that an investor in the Portfolio would bear directly or indirectly. The expenses and fees listed are based on the Portfolios' operations during the fiscal year ended October 31, 1997.

  The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume operating expenses otherwise payable by the Portfolio, if neces-sary, in order to keep the Equity Portfolio's total annual operating expenses from exceeding 0.90% of its average daily net assets. The Fund will not reim-burse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of the Portfolio for a given fiscal year.

EXAMPLE

  The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Fund charges no redemption fees of any kind.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Small Company Portfolio.........................  $ 9     $28     $49     $108
Equity Portfolio................................  $ 9     $29     $50     $111

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER

  Investment Counselors of Maryland, Inc. (the "Adviser"), an investment coun-seling firm founded in 1972, serves as investment adviser to three of the Fund's Portfolios. In addition to the Portfolios, the Adviser serves as in-vestment adviser to the ICM Fixed Income Portfolio. The Adviser presently man-ages over $4.4 billion in assets for institutional clients and high net worth individuals. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor") to investors at net asset value without a sales commis-sion. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment for the ICM Small Company Portfolio is $5,000,000. The minimum initial investment for the ICM Equity Portfolio is $2,500. The minimum for subsequent investments for the ICM Small Company and ICM Equity Portfolios are $1,000 and $100, respectively. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. (See "PURCHASE OF SHARES.") Certain exceptions to the initial or minimum investment amounts may be permitted by the officers of the Fund.

DIVIDENDS AND DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. Each Portfolio will distribute any real-ized net capital gains annually. Distributions will be reinvested in Portfolio shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES

  Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. Shares of each Portfolio may be exchanged for shares of the same class of any other Portfolio of the UAM Funds. (See "REDEMPTION OF SHARES" AND "EX-CHANGE PRIVILEGE.")

ADMINISTRATIVE SERVICES
  UAM Fund Services Inc. ("UAMFSI"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing adminis-tration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolios' shares can be expected to fluctuate in response to changes in market and economic conditions as well as the financial condi-tions and prospects of the issuers in which the Portfolios invest. Prospective investors should consider the following: (1) Common stocks of companies which have small market capitalization may exhibit greater market volatility than common stock of companies which have larger market capitalization; (2) Each Portfolio may invest a portion of its assets in derivatives including futures contracts and options (See "FUTURES CONTRACTS AND OPTIONS"); and (3) Each Portfolio may use various investment practices that involve special considera-tion, including investing in repurchase agreements, when-issued, forward de-livery and delayed settlement securities and lending of securities. (See "OTHER INVESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS

  The following tables show selected per share information for a share out-standing throughout each of the periods presented. The tables are part of the Portfolios' Financial Statements included in each Portfolio's 1997 Annual Re-port to Shareholders. The Financial Statements are included in the Portfolios' SAI. The Portfolios' Financial Statements for the period ended October 31, 1997 have been audited by Price Waterhouse LLP. Their unqualified opinions on the Financial Statements are also included in the SAI. Please read the follow-ing information in conjunction with the Portfolios' 1997 Annual Reports to Shareholders.

                          ICM SMALL COMPANY PORTFOLIO

                                                                                                                APRIL 19***
                                                   YEARS ENDED OCTOBER 31,                                          TO
                             --------------------------------------------------------------------------------     OCTOBER
                               1997       1996      1995       1994      1993      1992      1991      1990      31, 1989
                             --------   --------  --------   --------   -------   -------   -------   -------   -----------
 NET ASSET VALUE, BEGINNING
  OF PERIOD................  $  20.71   $  19.04  $  17.05   $  18.75   $ 14.96   $ 12.50   $  7.78   $  9.92     $10.00
                             --------   --------  --------   --------   -------   -------   -------   -------     ------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net Investment Income.....      0.23       0.24      0.16       0.09      0.08      0.11      0.14      0.13       0.08
 Net Realized and
  Unrealized Gain (Loss)
  on Investments...........      8.27       2.59      2.70       0.64      4.94      2.81      4.73     (2.05)     (0.09)
                             --------   --------  --------   --------   -------   -------   -------   -------     ------
   Total from Investment
    Operation..............      8.50       2.83      2.86       0.73      5.02      2.92      4.87     (1.92)     (0.01)
                             --------   --------  --------   --------   -------   -------   -------   -------     ------
 DISTRIBUTIONS
 Net Investment Income.....     (0.20)     (0.24)    (0.14)     (0.09)    (0.07)    (0.10)    (0.15)    (0.14)     (0.07)
 Net Realized Gain.........     (1.19)     (0.92)    (0.73)     (2.34)    (1.16)    (0.36)      --      (0.08)       --
                             --------   --------  --------   --------   -------   -------   -------   -------     ------
   Total Distributions.....     (1.39)     (1.16)    (0.87)     (2.43)    (1.23)    (0.46)    (0.15)    (0.22)     (0.07)
                             --------   --------  --------   --------   -------   -------   -------   -------     ------
 NET ASSET VALUE, END OF
  PERIOD...................  $  27.82   $  20.71  $  19.04   $  17.05   $ 18.75   $ 14.96   $ 12.50   $  7.78     $ 9.92
                             ========   ========  ========   ========   =======   =======   =======   =======     ======
 TOTAL RETURN..............     43.28 %   15.62 %    17.73 %     4.59 %   35.20 %   23.96 %   62.79 %  (19.77)%     (.13)%**
                             ========   ========  ========   ========   =======   =======   =======   =======     ======
 RATIOS AND SUPPLEMENTAL
  DATA:
 Net Assets, End of Period
  (Thousands)..............  $518,377   $320,982  $250,798   $115,761   $81,870   $58,483   $43,559   $18,732     $9,487
 Ratio of Expenses to
  Average Net Assets.......      0.89 %    0.88 %     0.87 %     0.93 %    0.95 %    0.95 %    1.02 %    1.14 %     2.43 %*
 Ratio of Net Investment
  Income to Average Net
  Assets...................      0.97 %    1.20 %     1.02 %     0.58 %    0.46 %    0.77 %    1.32 %    1.52 %     1.81 %*
 Portfolio Turnover Rate...        23 %      23 %       20 %       21 %      47 %      34 %      49 %      40 %       18 %
 Average Commission
  Rate #...................  $ 0.0588   $ 0.0595       N/A        N/A       N/A       N/A       N/A       N/A        N/A
 Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets..................      0.88 %    0.88 %     0.86 %      N/A       N/A       N/A       N/A       N/A        N/A

----------

  * Annualized

 ** Not annualized

*** Commencement of operations

  # For fiscal years beginning on or after September 30, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

                             ICM EQUITY PORTFOLIO

                                        YEARS ENDED               OCTOBER 1,
                                        OCTOBER 31,               1993*** TO
                               ---------------------------------  OCTOBER 31,
                                1997     1996     1995     1994      1993
                               -------  -------  ------   ------  -----------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $ 14.49   $12.14  $10.41   $ 9.94    $10.00
                               -------  -------  ------   ------    ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net Investment Income........    0.28     0.30    0.26     0.20      0.01
 Net Realized and Unrealized
  Gain (Loss) on
  Investments.................    4.74     2.76    1.75     0.45     (0.07)
                               -------  -------  ------   ------    ------
   Total from Investment
    Operations................    5.02     3.06    2.01     0.65     (0.06)
                               -------  -------  ------   ------    ------
DISTRIBUTIONS
 Net Investment Income........   (0.25)   (0.28)  (0.26)   (0.18)      --
 Net Realized Gain............   (0.99)   (0.43)  (0.02)     --        --
                               -------  -------  ------   ------    ------
   Total Distributions........   (1.24)   (0.71)  (0.28)   (0.18)      --
                               -------  -------  ------   ------    ------
NET ASSET VALUE, END OF
 PERIOD....................... $ 18.27   $14.49  $12.14   $10.41    $ 9.94
                               =======  =======  ======   ======    ======
TOTAL RETURN+.................   36.98%   26.23%  19.62%    6.63%    (0.60)%**
                               =======  =======  ======   ======    ======
RATIOS AND SUPPLEMENTAL DATA:
 Net Assets, End of Period
  (Thousands)................. $46,598   $7,868  $6,865   $3,659    $1,977
 Ratio of Expenses to Average
  Net Assets..................    0.90%    0.90%   0.92%#   0.90%     0.90%*
 Ratio of Net Investment
  Income to Average Net
  Assets......................    1.91%    2.30%   2.44%    2.15%     1.06%*
PORTFOLIO TURNOVER RATE.......      31%      57%     37%      17%       11%
Average Commission Rate#...... $0.0599  $0.0661     N/A      N/A       N/A
Voluntary Waived Fees and
 Expenses Assumed by the
 Adviser Per Share............ $  0.05    $0.24   $0.16    $0.21     $0.04
Ratio of Expenses to Average
 Net Assets Including Expense
 Offers.......................    0.90%    0.90%   0.90%     N/A       N/A

-----------
  * Annualized

 ** Not annualized

*** Commencement of operations.
  + Total return would have been lower had certain expenses not been waived and expenses assumed by the Adviser during the period.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

                             INVESTMENT OBJECTIVES

  ICM SMALL COMPANY PORTFOLIO. The objective of the Small Company Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal, by investing primarily in common stocks of smaller companies mea-sured in terms of revenues and assets and, more importantly, in terms of mar-ket capitalization. The Adviser will select common stocks which it believes are undervalued at the time of purchase. Capital return is likely to be the predominant component of the Portfolio's total return.

  ICM EQUITY PORTFOLIO. The objective of the Equity Portfolio is to provide maximum long-term return consistent with reasonable risk to principal, by in-vesting primarily in common stocks of relatively large companies measured in terms of revenues, assets and market capitalization. The Adviser will select common stocks which it believes are undervalued at the time of purchase. The Adviser anticipates that at least 80% of all the companies represented in the Portfolio will have a market capitalization exceeding the median market capi-talization of the stocks listed on the New York Stock Exchange. Capital return is likely to be the predominant component of the Portfolio's total return.

  There can be no assurance that either of the Portfolios will achieve its stated objective.

                              INVESTMENT POLICIES

  ICM SMALL COMPANY PORTFOLIO. The Small Company Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of its assets in common stocks of smaller, less established companies in terms of revenues and assets and, more importantly, market capitalization. In addition, the Portfolio may, to a limited extent, invest in convertible bonds or con-vertible preferred stocks. Securities selected for the Portfolio will be cho-sen from the New York and American Stock Exchanges or from the over-the-counter markets operated by the National Association of Securities Dealers, Inc. For a company's securities to be considered for purchase, the company's stock market capitalization (the total market value of its outstanding shares) generally must range from $50 million to $700 million.

  The security selection process for the Portfolio focuses on those companies within the market capitalization range outlined above and which also sell at a price-earnings (P/E) ratio less than the P/E ratio of the Standard & Poor's 500 Index. The Adviser believes that shares in companies with relatively small market capitalizations and low P/E ratios are likely to provide superior rates of return over an extended period of time relative to both the stock market in general and larger companies with high P/E ratios. Using screening parameters such as relative P/E ratio, relative return on equity, and other financial ra-tios, the Adviser screens a universe of several thousand small capitalization companies to identify poten-tially undervalued securities. The list of potential investments is narrowed further by the use of traditional fundamental security analysis. In addition, the Adviser tends to focus on those companies whose earnings momentum is ac-celerating and/or recent earnings have exceeded general expectations.

  It is anticipated that cash reserves will represent a relatively small per-centage of the Portfolio's assets (less than 20% under normal circumstances) as market timing is not a part of the Adviser's investment strategy. For tem-porary defensive purposes, the Portfolio may reduce its holdings of equity se-curities and increase its holdings in short-term investments.

  The Adviser anticipates that the majority of the investments in the Portfo-lio will be in United States based companies. However, from time to time, shares of foreign based companies may be purchased if they pass the selection process outlined above. In addition, if shares of a foreign company are pur-chased, they must be traded in the United States as sponsored American Deposi-tary Receipts ("ADRs"), which are U.S. domestic securities representing owner-ship rights in foreign companies. Under normal circumstances ADRs will not comprise more than 20% of the Portfolio's assets.

  ICM EQUITY PORTFOLIO. The Equity Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of its assets in common stocks of relatively large companies in terms of revenues, assets, and market capitalization. The Portfolio may also invest in convertible bonds or convert-ible preferred stocks to a limited extent. The Portfolio's securities will be chosen primarily from the New York and American Stock Exchanges or from the over-the-counter markets operated by the National Association of Securities Dealers, Inc.

  The security selection process for the Portfolio focuses upon those stocks with low price-earnings (P/E) ratios relative to the price-earnings ratio of the Standard & Poor's 500 Index ("S&P 500 Index"). In the Adviser's opinion, stocks with low P/E ratios have been shown to provide superior rates of return to investors when compared to high P/E stocks over extended periods of time and through a variety of economic and market cycles. Using screening parame-ters such as relative P/E ratio, relative return on equity, and other finan-cial ratios, the Adviser screens several thousand stocks to identify poten-tially undervalued securities. The list of potential investments is narrowed further by the use of traditional fundamental security analysis. The Adviser conducts interviews with company managements and reviews the assessments and opinions of outside analysts and consultants. Typically, the Adviser invests in companies that have an above-average return on equity, are financially strong, and yet are selling at a P/E ratio below that of the S&P 500 Index. Securities are sold when, in the Adviser's opinion, the shares become rela-tively overvalued or more attractive alternatives are found.

  It is anticipated that cash reserves will represent a relatively small per-centage of the Portfolio's assets (less than 20% under normal circumstances) as market timing is not a part of the Adviser's investment strategy. For tem-porary defensive purposes, the Portfolio may reduce its holdings or equity se-curities and increase its holdings in short-term investments.

  The Adviser anticipates that the majority of the investments in the Portfo-lio will be in United States based companies. However, from time to time, shares of foreign based companies may be purchased, if they pass the selection process outlined above. In addition, if shares of a foreign company are pur-chased, they must be traded in the United States as sponsored American Deposi-tary Receipts which are U.S. domestic securities representing ownership rights in foreign companies. Under normal circumstances, foreign securities will not comprise more than 20% of the Portfolio's assets.

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by Standard & Poor's Ratings Services or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, determined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio. Each Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by each Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these in-vestments on a joint basis, a Portfolio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPANIES.")

REPURCHASE AGREEMENTS
  Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause a Port-folio to experience a loss or delay in the liquidation of the collateral se-curing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent se-curity selection criteria and careful monitoring procedures. The Fund has re-ceived permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint ba-sis. By entering into joint repurchase agreements, a Portfolio may incur lower transactions costs and earn higher rates of interest on joint repurchase agreements. Each Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT TERM INVESTMENTS.")

LENDING OF SECURITIES

  Each Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. A Portfolio will not loan securities to the extent that greater than one-third of its total assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is subject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Directors. All relevant facts and circumstances by the Ad-viser, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Directors. The Portfolios will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES

  Each Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When-issued forward delivery transactions may be expected to occur a month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to any of the above transactions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. Each Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made although a Portfolio may earn income on securities it has deposited in a segregated account.

  Each Portfolio engages in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER

  In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxation). The Portfolios will not normally engage in short-term trading, but each reserves the right to do so. The tables set forth in "Financial Highlights" present the Portfolios' historical portfolio turnover rates.

INVESTMENT COMPANIES
  Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or

$2.5 million in the Fund's DSI Money Market Portfolio provided that the in-vestment is consistent with the Portfolio's investment policies and restric-tions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

FUTURES CONTRACTS AND OPTIONS
  In order to remain fully invested, and to reduce transaction costs, each Portfolio is authorized to invest in stock futures and options. Because trans-action costs associated with futures and options may be lower than the costs of investing in stocks and bonds directly, it is expected that the use of in-dex futures and options to facilitate cash flows may reduce a Portfolio's overall transaction costs.

  Each Portfolio may enter into futures contracts provided that not more than 5% of the Portfolio's assets are required as margin deposit to secure obliga-tions under such contracts. The Portfolios will engage in futures and options transactions for hedging purposes only and not for speculative purposes. A Portfolio will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the Fund's custodian bank.

  Futures and options can be volatile and involve various degrees and types of risk. If the Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with its investments, use of futures and options contracts could result in a loss. The Portfolio could also suffer losses if it is unable to liquidate its position due to an illiquid secondary market. In the opinion of the Fund's Directors, the risk that a Portfolio will be unable to close out a futures position or options contract will be mini-mized by only entering into futures contracts or options transactions traded on national exchanges and for which there appears to be a liquid secondary market.

RESTRICTED SECURITIES
  Each Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Directors, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Portfolio's investment limitations. Each Portfolio will invest no more than 10% of its net assets in illiquid securities. The prices realized from the sales of these securities could be more or less than those originally paid by the Portfolio or less than what may be considered the fair value of such secu-rities.

  Except as specified above and as described under "INVESTMENT LIMITATIONS," the foregoing investment policies are not fundamental and the Fund's Directors may change such policies without an affirmative vote of a majority of the out-standing voting securities of the Portfolio, as defined in the 1940 Act.

                            INVESTMENT LIMITATIONS

  Each Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies when the Portfolio has adopted a temporary defensive position;

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets (10% for the ICM Small Company Portfolio) valued at the lower of market or cost, and (ii) a Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

  The investment objective of each Portfolio is fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of that Portfolio. Except with respect to limitations (a), (b), (d), (e) and
(f)(i), the Equity Portfolio's investment limitations and policies described in this Prospectus and in the SAI are not fundamental and may be changed by the Fund's Board of Directors upon reasonable notice to investors. All of the above limitations are fundamental for the Small Company Portfolio and may be changed only with the approval of the holders of a majority of the outstanding shares of the Portfolio. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the Fund or a designated Service Agent. (See "VALUATION OF SHARES.") The minimum initial investment required for the Small Company Port-folio is $5,000,000. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. The minimum initial investment required for the Equity Portfolio is $2,500. Certain excep-tions may be permitted by the officers of the Fund.

  Shares of the Portfolios may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or differ-ent purchase and redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transac-tion fees and/or service fees paid by the Fund from the Fund assets attribut-able to the Service Agent, and which would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not avail-able to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfo-lio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents, or if applicable, their designees, that have entered into agreements with the Fund or its agent may enter confirmed purchase or redemp-tion orders on behalf of clients and customers, with payment to follow no later than a Portfolio's pricing on the following business day. If payment is not received by the Fund's Sub-Transfer Agent, Chase Global Funds Services Company by such time, the Service Agent could be held liable for resulting fees or losses. A Portfolio may be deemed to have received a purchase or re-demption order when a Service Agent, or, if applicable, its authorized designee, accepts the order. Orders received by the Fund in proper form will be priced at the Portfolio's net asset value next computed after they are accepted by the Service Agent or its authorized designee. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

 BY MAIL

  . Complete and sign an Application and mail it, together with a check pay-able to "UAM Funds" to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined af-ter receipt. Payment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept if for investment. The Fund will not accept third-party checks to purchase shares of a Portfolio. If you purchase shares by check, please be sure that your check is made payable to the "UAM Funds."

 BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. The call must be received prior to the close of regu-lar trading on the NYSE (generally 4:00 p.m. Eastern Time) to receive that day's price. An account number and wire control number will then be provided to you, in addition to wiring instructions. Next,

  . instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                          Ref: Portfolio Name
                                              ------------------
                          Your Account Number
                                              ------------------
                           Your Account Name
                                              ------------------
                          Wire Control Number
                                              ------------------

                (assigned by the UAM Funds Service Center)

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

  . To be sure that a bank wire order is received on the same day it is sent, an investor's bank should wire funds as early in the day as possi-ble. The bank sending funds may charge for this service. The Fund's agent reserves the right to charge investors for receipt of wired funds, but no charge is currently imposed by this service. It is necessary to obtain a new wire control number every time money is wired into an ac-count in a Portfolio. Wire control numbers are effective for one trans-action only and cannot be used more than once. Wired money that is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

ADDITIONAL INVESTMENTS
  Additional investments can be made at any time. The minimum additional in-vestment is $1,000 for the Small Company Portfolio and $100 for the Equity Portfolio. Shares can be purchased at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds") or by wiring monies to the Custodian Bank as outlined above. When making additional investments, be sure that the account number, account name, and the Portfolio to be purchased are specified on the check or wire. Prior to wiring additional investments, notify the UAM Funds Service Center. Mail orders should include, when possi-ble, the "Invest by Mail" stub which accompanies any Fund confirmation state-ment.

PURCHASE BY ACH

  If you have made this election, shares of a Portfolio may be purchased via Automated Clearing House ("ACH"). Investors purchasing via ACH should complete the appropriate sections of the Account Application and attach a voided check or deposit slip to the Account Application. This option must be established on your account at least 15 days prior to your initiating an ACH transaction. (See "SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN.")

OTHER PURCHASE INFORMATION

  Investments received by the close of regular trading on the NYSE (generally 4 p.m. Eastern Time) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole discretion, to suspend the offering of shares of each Portfolio or to reject purchase orders when, in the judgment of man-agement, such suspension or rejection is in the best interests of the Fund. The Portfolios are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases can be disruptive to efficient portfolio management and, consequently, can be detri-mental to a Portfolio's performance and their shareholders. Accordingly, if the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any purchase request, with respect to such investor's account. Such investors also may be barred from purchasing other Portfolios of the Fund. Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfo-lio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolios may be purchased in ex-change for securities which are eligible for acquisition by the Portfolios as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. Shares is-sued by a Portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of a Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

    . at the time of the exchange such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such security (except U.S. Government Securities) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of the securities exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of each Portfolio may be redeemed by mail or telephone, at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No change is made for redemptions. Any re-demption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed); and

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer

Agent will be responsible for any loss, liability, cost or expense for follow-ing instructions received by telephone that it reasonably believes to be genu-ine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION

  The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the UAM Funds Service Center of a redemption request in proper form. Although the Fund will redeem shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a pe-riod of up to fifteen days after their purchase, pending determination that the check has cleared. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds. The Fund may suspend the right of redemption or post-pone the date at times when either the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the SEC.

  If the Fund's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

  The Portfolios reserve the right to liquidate any account that is below fifty percent of the required minimum initial investment amount for a Portfo-lio as set forth in the Prospectus, where the reduction in value has occurred due to a redemption or exchange out of the account. If at any time your total investment does not have a value of at least fifty percent of the required minimum initial investment amount, you may be notified that the value of your account is below the Portfolio's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Retirement accounts and certain other accounts will not be subject to automated liquidation. Re-ductions in value that result solely from market activity will not trigger an involuntary redemption.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of each ICM Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the Fund or UAM Funds Trust. (See the list of Portfolios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives and policies of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the NYSE (generally 4 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the NYSE will be processed on the next busi-ness day. The Fund may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange re-quest. If the Fund's management determines that an investor is engaged in ex-cessive trading, the Fund, with or without prior notice, may reject in whole or part any exchange request, with respect to such investor's account. Such investors also may be barred from exchanging into other Portfolios of the Fund. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES BY TELEPHONE." An ex-change into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

AUTOMATIC INVESTMENT PLAN

  An Automatic Investment Plan permits shareholders of a Portfolio with a min-imum value of $2,500 or more to purchase shares automatically (minimum of $100 per transaction) at regular intervals selected by the shareholder. Provided the shareholder's bank or other financial institution allows automatic with-drawals, shares are purchased by transferring funds via the Automated Clearing House ("ACH"). Investments made through ACH will be automatically transferred from a shareholder's checking, bank money market or NOW account designated by the shareholder. Such withdrawals are made electronically, if the shareholder's bank or financial institution so permits, or by pre-authorized checks or drafts drawn on the shareholder's bank or other account. The bank or financial institution must be a member of ACH. At the shareholder's option, the account designated will be debited in the specified amount, and shares will be pur-chased monthly or quarterly.

  To establish an Automatic Investment Plan, a shareholder must complete the appropriate sections of the Account Application and mail it to Chase Global Funds Services Company. A shareholder may cancel his/her participation or change the amount of purchase at any time by mailing written notification to Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798 and notification generally will be effective three business days following re-ceipt. The Fund may modify or terminate this privilege at any time, or may charge a service fee, although no such fee currently is contemplated.

SYSTEMATIC WITHDRAWAL PLAN

  Any shareholder whose account balance totals at least $10,000 may establish a Systematic Withdrawal Plan under which an amount pre-determined by the shareholder (but at least $100) is automatically redeemed from the sharehold-er's account either monthly or quarterly. A shareholder may participate in the Systematic Withdrawal Plan by using ACH. Redemptions made through ACH will be automatically transferred to the shareholder's bank or other similar financial institution account or a properly designated third party. The bank or finan-cial institution must be a member of ACH. Redemptions ordinarily are made on the third business day of the month and payments ordinarily will be transmit-ted within five business days after the redemption date. Because the prices of Fund shares fluctuate, the number of shares redeemed to finance systematic withdrawal payments of a given amount will vary from payment to payment. If a shareholder owns shares in more than one Portfolio, the shareholder must des-ignate the Portfolio from which the redemptions under a Systematic Withdrawal Plan should be made. A Systematic Withdrawal Plan may be terminated or sus-pended at any time by the Fund. A shareholder may elect at any time, in writ-ing, to terminate participation in the Systematic Withdrawal Plan. Such writ-ten election must be sent to and received by the Fund before a termination be-comes effective. There is currently no charge to the shareholder for a System-atic Withdrawal Plan.

                              VALUATION OF SHARES

  The net asset value of each class of a Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class, less any lia-
bilities attribut     -
able to the class, by the total number of shares outstanding attributable to the class. Net asset value per share is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity se-curities and listed securities not traded on the valuation date for which mar-ket quotations are readily available are valued not exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Securities purchased with remaining maturities of 60 days or less are valued at amortized cost using methods approved by the Fund's Directors.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods approved by the Fund's Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolios measure performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Yield and total return are calcu-lated separately for each class of a Portfolio.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolios over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  Each Portfolios' performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolios' SAI. This information may also be included in sales literature and advertising.

  The Portfolios' Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. To receive an Annual Report, contact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolios will normally distribute them annually.

  All dividend and capital gains distributions made by a Portfolio will be au-tomatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES

  Each Portfolio intends to qualify each year as a "regulated investment com-pany" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal income tax purposes and to meet all other requirements that are neces-sary for it (but not its shareholders) to be exempt generally from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, each Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term or mid-term capital gains distributions are taxed as long-term or mid-term capital gains, as the case may be. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November, or December to shareholders of rec-ord in such month and paid in January of the following year will be deemed to have been paid by the Fund and received by the shareholders on December 31.

  The Fund is required by federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made either on the Application or on a separate form supplied by the Fund.

                              INVESTMENT ADVISER

  Investment Counselors of Maryland, Inc. is a Maryland corporation formed in 1972 and is located at 803 Cathedral Street, Baltimore, MD 21201. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), a holding company, and provides investment management services to corporations, pension and profit sharing plans, trusts, estates and other institutions and individuals. As of November 30, 1997, the Adviser had over $4.4 billion in as-sets under management.

  The investment professionals of the Adviser who are primarily responsible for the day-to-day operations of the Portfolios and a description of their business experience during the past five years are as follows:

  Small Company Portfolio -- Robert D. McDorman, Jr.
  Equity Portfolio -- David E. Nelson

  ROBERT D. MCDORMAN, JR. -- Principal. Mr. McDorman joined ICM in June, 1985. His primary responsibilities are the management of the ICM Small Company Port-folio and related separate accounts and equity security analysis. Prior to joining ICM, Mr. McDorman managed the Financial Industrial Income Fund. Mr. McDorman earned his B.A. degree at Trinity College and his law degree at the University of Baltimore. He is a Chartered Financial Analyst. Mr. McDorman has managed the ICM Small Company Portfolio since its inception.

  DAVID E. NELSON -- Principal and Director of Equity Research. Mr. Nelson joined ICM in October, 1989. Prior to that, he was Senior Vice President, Di-rector of Research for Legg Mason. Mr. Nelson is an honors graduate of Wes-leyan University and received his M.B.A. in Finance from Washington University in 1976. He is a Chartered Financial Analyst. Mr. Nelson has managed the ICM Equity Portfolio since its inception.

  Additional members of the Investment Counselors of Maryland ("ICM") team of professionals are as follows:

  CRAIG LEWIS -- Principal and Chief Investment Officer. Prior to founding ICM in 1972, he was Vice President of Investments at First National Bank of Mary-land. Before that, he served as Vice President and Director of Research at Robert Garrett & Sons, Inc., a NYSE member firm. Mr. Lewis is a Chartered Fi-nancial Analyst and past President of the Baltimore Security Analysts Society. He is a graduate of Princeton University.

  PAUL L. BORSSUCK -- Principal. Mr. Borssuck heads the Individual Capital Management Division at ICM. Prior to joining ICM, he served as Chairman of the Investment Policy Committee at Mercantile Safe-Deposit and Trust Company where he managed the portfolios of high net worth clients. Prior to that, he headed the institutional funds management section at American Security and Trust Com-pany in Washington, D.C. Mr. Borssuck earned his B.S. degree and M.B.A. from Lehigh University. He is a Chartered Financial Analyst.

  LINDA W. MCCLEARY -- Principal. Ms. McCleary is responsible for the organi-zation and administration of the Fixed Income Group at ICM and manages fixed income portfolios. She joined ICM in 1978 having worked previously as a Trust Investment Officer at Equitable Trust Company. She is a cum laude graduate of Smith College and holds an M.B.A. from Loyola College.

  STEPHEN T. SCOTT -- Principal. Mr. Scott specializes in the management of private foundations and endowments. He joined ICM in 1973 after having served as portfolio manager at Chase Manhattan Bank and Mercantile Safe-Deposit and Trust Company. He is a graduate of Randolph-Macon College and Columbia Univer-sity Graduate School of Business.

  ROBERT F. BOYD -- Executive Vice President. Mr. Boyd joined ICM in December, 1995 as a Senior Security and Quantitative Analyst and Portfolio Manager. Prior to joining ICM, he was a Managing Director and Portfolio Manager at Brandywine Asset Management. Prior to that he was Director of Equity and Quan-titative Research at Mercantile Safe Deposit & Trust Company for 15 years. Mr. Boyd earned his B.S. degree from the University of Virginia, and his M.B.A. degree from Columbia University. He is a Chartered Financial Analyst.

  CHARLES W. NEUHAUSER -- Senior Vice President. Mr. Neuhauser joined ICM in August, 1991 as a security analyst in the equity research department. Prior to that, he served as a security analyst at Bear, Stearns & Company, Inc. in New York and then Legg Mason in Baltimore. He began in the investment business as an analyst with Ruane, Cunniff & Company, managers of the Sequoia Fund.
Mr. Neuhauser is a graduate of Columbia University. He is a Chartered Finan-cial Analyst.

  DANIEL O. SHACKELFORD -- Senior Vice President. Mr. Shackelford joined ICM in November, 1993 as a fixed income portfolio manager. He has 16 years of fixed income experience, including as a portfolio manager for the University of North Carolina at Chapel Hill ("UNC") from 1991 through 1993. Mr. Shackel-ford is a graduate of UNC and received his M.B.A. from the Fuqua School of Business at Duke University, which he attended from 1989 to 1991. Mr. Shackel-ford is a Chartered Financial Analyst. Prior to 1989, Mr. Shackelford held the position of portfolio manager at UNC.

  Under the Investment Advisory Agreements with the Fund, dated as of March 20, 1989 and June 28, 1993, the Adviser manages the investment and reinvest-ment of the assets of the Portfolios. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Fund's Board of Directors.

  As compensation for the services rendered by the Adviser under the Agree-ments, each Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to the Portfo-lio's average daily net assets for the month:

                                                                          RATE
                                                                          -----
   Small Company Portfolio............................................... 0.700%
   Equity Portfolio...................................................... 0.625%

  The Adviser has voluntarily agreed to keep the total annual operating ex-penses of the Equity Portfolio from exceeding 0.90% of its average daily net assets. The Fund will not reimburse the Adviser for any advisory fees which are waived or Portfolio expenses which the Adviser may bear on behalf of the Portfolio for a given fiscal year.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, a Portfolio or any Class of Shares of a Port-folio. Payments made for any of these purposes may be made from the paying entity's revenues, its profits or any other source available to it. When such services arrangements, are in effect, they are made generally available to all qualified service providers.

  The Distributor, the Adviser, and certain of their affiliates also partici-pate, at the date of this prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and shareholder services of its Consulting Group and receives .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's el-igible customer accounts in addition to amounts payable to all selling deal-ers. The Fund also compensates Smith Barney for services it provides to cer-tain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

                     ADVISER'S HISTORICAL PERFORMANCE

  Below are certain performance data provided by the Adviser pertaining to the portion of a separately managed account of the Adviser that was managed with substantially similar (although not necessarily identical) objective, policies and strategies as those of the Equity Portfolio. The investment returns of the Equity Portfolio may differ from those of the separately managed account be-cause such separately managed account may have had fees and expenses that dif-fer from those of the Equity Portfolio. Further, the separately managed ac-count was not subject to investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and In-ternal Revenue Code; such conditions, if applicable, may have lowered the re-turns for the separately managed account. The results presented are not in-tended to predict or suggest the return to be experienced by the Equity Port-folio or the return an investor might achieve by investing in the Equity Port-folio.

          INVESTMENT COUNSELORS OF MARYLAND (ICM) VALUE EQUITY*

              (PERCENTAGE RETURNS -- NET OF MANAGEMENT FEES)

                                                                           S&P
CALENDAR YEARS                                                      ICM    500
--------------                                                     -----  -----
11/1/90-12/31/90.................................................. 14.34%  9.43%
1991.............................................................. 29.11% 30.47%
1992.............................................................. 19.79%  7.62%
1/1/93-10/31/93................................................... 11.79%  9.81%
36 Months ended 10/31/93
  Annualized...................................................... 25.51% 19.05%
  Cumulative...................................................... 97.69% 68.72%
36 Month Mean.....................................................  1.97%  1.51%
Two-Year Calendar Mean............................................ 24.45% 19.05%
  Value of $1 invested during 3 years (11/1/90-10/31/93).......... $1.98  $1.69

Notes:

1. The ANNUALIZED RETURN is calculated from monthly data, allowing for com-pounding. Market Value of the account was the sum of the account's total assets, including cash, cash equivalents, short-term investments, and secu-rities valued at current market prices.

2. The CUMULATIVE RETURN means that $1 invested in the separately managed ac-count on 11/1/90 had grown to $1.98 by 10/31/93.

3. The TWO-YEAR MEAN is the arithmetic average of the annual calendar year re-turns for the years listed. The 36-month mean is the arithmetic average of the monthly returns for the period 11/1/90-10/31/93.

4. The S&P 500 is an unmanaged index which assumes reinvestment of dividends and is generally considered representative of securities similar to those invested in by the Adviser for the purpose of the performance numbers set forth above.

5. The Adviser's average annual management fee over the three-year period (11/1/90-10/31/93) was 0.625% or 62.5 basis points.

* As of the inception date of the Equity Portfolio, ICM stopped separately managing this portion of the account. The tax advantaged retirement plan assets comprising such account were transferred to the ICM Equity Portfo-lio, which began operations on 10/1/93 and utilizes a substantially similar value equity style.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110.

UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  The Portfolio pays UAMFSI a two part monthly fee: a Portfolio specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio specific fees are calculated from the aggregate net assets of each Portfolio:

                                                                           RATE
                                                                           ----
   Small Company Portfolio................................................ 0.04%
   Equity Portfolio....................................................... 0.06%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined UAM Funds net assets;

  0.11 of 1% of the next $800 million of combined UAM Funds net assets;

  0.07 of 1% of combined UAM Funds net assets in excess of $1 billion but less than $3 billion;

  0.05 of 1% of combined UAM Funds net assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent for the Fund, agrees to use its best efforts as sole distributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Portfo-lios included in this Prospectus. The Agreement continues in effect so long as it is approved at least annually by the Fund's Board of Directors. Those ap-proving the agreements must include a majority of Directors who are neither parties to such Agreement nor interested persons of any such party. The Agree-ment provides that the Fund will bear costs of registration of its shares with the SEC and the printing of its prospectuses, its SAIs and its reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements authorize the Adviser to select the brokers or deal-ers that will execute the purchases and sales of investment securities for each

Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transactions of the Portfolios. If consistent with the interests of the Portfolios, the Ad-viser may select brokers on the basis of research, statistical and pricing services these brokers provide to the Portfolios in addition to required bro-ker services. Such brokers may be paid a higher commission than that which an-other qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Ex-change Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients. Although not a typical practice, the Adviser may place portfo-lio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securi-ties will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Advisor. Although there is no specified formula for al-locating such transactions, allocations are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc." On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Board of Directors has the power to designate one or more series or classes of shares of common stock and to classify or reclas-sify any unissued shares. At its discretion, the Board of Directors may create additional Portfolios and Classes of shares of the Fund.

  The shares of each Portfolio and Class are fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. They have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund.


  In addition to the Institutional Class Shares offered by this Prospectus, the Board of Directors of the Fund has authorized Institutional Service Class Shares and Advisor Class Shares, which are not currently being offered by these Portfolios.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters, to the extent required in the undertaking.

CUSTODIAN
  The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS

  Price Waterhouse LLP serves as the independent accountants for the Fund.

REPORTS
  Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTI-TUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio
 BHM&S Total Return Bond Portfolio
 Chicago Asset Management Intermediate Bond Portfolio
 Chicago Asset Management Value/Contrarian Portfolio
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio
 DSI Balanced Portfolio
 FMA Small Company Portfolio
 FPA Crescent Portfolio
 Hanson Equity Portfolio
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio
 IRC Enhanced Index Portfolio
 Jacobs International Octagon Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio
 McKee U.S. Government Portfolio

 McKee Small Cap Equity Portfolio
 MJI International Equity Portfolio

 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio

 NWQ Small Cap Value Portfolio

 NWQ Special Equity Portfolio
 Rice, Hall James Small Cap Portfolio
 Rice, Hall James Small/Mid Cap Portfolio
 Sirach Equity Portfolio

 Sirach Growth Portfolio

 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio

 Sirach Bond Portfolio
 SAMI Preferred Stock Income Portfolio
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio

 Sterling Partners' Small Cap Value Portfolio
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

 TS&W Balanced Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Investment Counselors of Maryland, Inc.
  803 Cathedral Street
  Baltimore, Maryland 21201
  (410) 539-3838

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110




  PROSPECTUS

  January 22, 1998

  UAM Funds

  The McKee Portfolios

  Institutional
  Class Shares



  P R O S P E C T U S



                    January 22, 1998

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objectives......................................................   8
Investment Policies........................................................   8
Other Investment Policies..................................................  12
Investment Limitations.....................................................  16
Purchase of Shares.........................................................  17
Redemption of Shares.......................................................  21
Shareholder Services.......................................................  23
Valuation of Shares........................................................  25
Performance Calculations...................................................  25
Dividends, Capital Gains Distributions and Taxes...........................  26
Investment Adviser.........................................................  27
Administrative Services....................................................  28
Distributor................................................................  29
Portfolio Transactions.....................................................  30
General Information........................................................  30
UAM Funds -- Institutional Class Shares....................................  32

UAM FUNDS                                             THE MCKEE PORTFOLIOS
                                                      INSTITUTIONAL CLASS SHARES

-------------------------------------------------------------------------------

                       PROSPECTUS--JANUARY 22, 1998

  UAM Funds, Inc. (the "Fund") is an open-end, management investment company known as a "mutual fund." The Fund consists of multiple series, (known as "Portfolios") each of which has different investment objectives and investment policies. The McKee Portfolios currently offer only one class of shares. The securities offered in this Prospectus are Institutional Class Shares of four no-load Portfolios of the Fund managed by C.S. McKee & Co., Inc.: McKee U.S. Government Portfolio, McKee Domestic Equity Portfolio, McKee International Eq-uity Portfolio, each a non-diversified Portfolio, and McKee Small Cap Equity Portfolio, a diversified Portfolio.

  MCKEE U.S. GOVERNMENT PORTFOLIO. The objective of the McKee U.S. Government Portfolio (the "U.S. Government Portfolio") is to achieve a high level of cur-rent income consistent with preservation of capital by investing primarily in U.S. Treasury and Government agency securities.

  MCKEE DOMESTIC EQUITY PORTFOLIO. The objective of the McKee Domestic Equity Portfolio (the "Domestic Equity Portfolio") is to achieve a superior long-term total return over a market cycle by investing primarily in equity securities of U.S. issuers.

  MCKEE INTERNATIONAL EQUITY PORTFOLIO. The objective of the McKee Interna-tional Equity Portfolio (the "International Equity Portfolio") is to achieve a superior long-term total return over a market cycle by investing primarily in the equity securities of non-U.S. issuers.

  MCKEE SMALL CAP EQUITY PORTFOLIO. The objective of the McKee Small Cap Eq-uity Portfolio (the "Small Cap Equity Portfolio") is to achieve a superior long-term total return by investing primarily in the equity securities of small companies.

  There can be no assurance that any of the Portfolios will achieve its stated objective.

  Keep this Prospectus for future reference. It contains information you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 22, 1998 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Center at 1-800-638-7983.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table illustrates the expenses and fees which shareholders of the Portfolios will incur. The Fund does not charge shareholder transaction expenses. However, transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

                                      U.S.    DOMESTIC  INTERNATIONAL SMALL CAP
                                   GOVERNMENT  EQUITY      EQUITY      EQUITY
                                   PORTFOLIO  PORTFOLIO   PORTFOLIO   PORTFOLIO
                                   ---------- --------- ------------- ---------
Sales Load Imposed on Purchases..     NONE      NONE        NONE        NONE
Sales Load Imposed on Reinvested
  Dividends......................     NONE      NONE        NONE        NONE
Deferred Sales Load..............     NONE      NONE        NONE        NONE
Redemption Fees..................     NONE      NONE        NONE        NONE
Exchange Fee.....................     NONE      NONE        NONE        NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                      U.S.    DOMESTIC  INTERNATIONAL SMALL CAP
                                   GOVERNMENT  EQUITY      EQUITY      EQUITY
                                   PORTFOLIO  PORTFOLIO   PORTFOLIO   PORTFOLIO
                                   ---------- --------- ------------- ---------
Investment Advisory Fees..........   0.45%      0.65%       0.70%       1.00%
12b-1 Fees........................    NONE       NONE        NONE        NONE
Other Expenses....................   0.24%      0.15%       0.11%       0.12%
 Administrative Fees..............   0.25%      0.14%       0.17%       0.10%
                                     -----      -----       -----       -----
Total Operating Expenses+.........   0.94%      0.94%       0.98%       1.22%
                                     =====      =====       =====       =====

-----------

+ The Total Operating Expenses includes the effect of expense offsets. If ex-pense offsets were excluded, Total Operating Expenses of the Portfolios would not differ from the figures shown in the table.

  The above table shows the various fees and expenses an investor in the Port-folios would bear directly or indirectly. The fees and expenses are based on the U.S. Government, Domestic Equity and International Equity Portfolios' op-erations during the fiscal year ended October 31, 1997. The fees and expenses for the Small Cap Equity Portfolio are based on estimated amounts for its first year of operations assuming average daily net assets of $65 million. The Portfolio commenced operations on November 4, 1997.

  The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume as the Adviser's own expense operating expenses otherwise pay-able by the Small Cap Equity Portfolio, if necessary, in order to reduce the Portfolio's expense ratio. As of the date of this Prospectus, the Adviser has agreed to keep the annual total operating expenses of the Small Cap Equity Portfolio from exceeding 1.75% of average daily net assets. The Fund will not reimburse the Adviser for any advisory fees waived or expenses that the Ad-viser may bear on behalf of the Portfolio.

EXAMPLE

  The following example illustrates the expenses which a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Portfolios charge no redemption fees of any kind.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   U.S. Government Portfolio....................  $10     $30     $52     $115
   Domestic Equity Portfolio....................  $10     $30     $52     $115
   International Equity Portfolio...............  $10     $31     $54     $120
   Small Cap Equity Portfolio...................  $12     $39       *        *

-----------

* As the Small Cap Equity Portfolio began operations on November 4, 1997, the Fund has not projected expenses beyond the three year period shown.

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER

  C.S. McKee & Co., Inc. (the "Adviser"), an investment counseling firm estab-lished in 1931, serves as investment adviser to the Portfolios. The Adviser presently manages over $3.5 billion in assets for institutional clients. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor") to investors at net asset value without a sales commis-sion. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment for each Portfolio is $2,500; the minimum for subsequent investments is $100. The minimum initial investment for IRA ac-counts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions to the initial and minimum investment amounts may be permitted by officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS

  Each Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. Each Portfolio will distribute any real-ized net capital gains annually. Distributions will be reinvested in Portfolio shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES

  Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. Shares of the Portfolios may be exchanged for shares of the same class of any other Portfolio of the UAM Funds. (See "REDEMPTION OF SHARES" and "EX-CHANGE PRIVILEGE.")

ADMINISTRATIVE SERVICES

  UAM Fund Services Inc. ("UAMFSI"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing adminis-tration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolios' shares can be expected to fluctuate in response to changes in market and economic conditions as well as the financial condi-tions and prospects of the issuers in which the Portfolios invest. Prospective investors should consider the following: (1) The Domestic Equity Portfolio, International Equity Portfolio and Small Cap Equity Portfolio may each invest in securities of foreign issuers, which may involve greater risks than invest-ments in domestic securities, such as foreign currency risks. In addition, since the International Equity Portfolio may invest in the securities of for-eign issuers of developing countries, the Portfolio may be subject to addi-tional risks (See "INVESTMENT POLICIES"); (2) Common stocks of companies which have small market capitalization may exhibit greater market volatility than common stocks of companies which have larger capitalization; (3) Fixed income securities in which the Portfolios may invest will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by the Portfolios. The value of fixed income securities held by a Portfolio can be expected to vary inversely with changes in interest rates; as interest rates decline, the market value of fixed income securities tends to increase and vice versa; (4) The U.S. Government, Domestic Equity and International Equity Portfolios are classified as non-diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). These Portfolios may invest a greater proportion of their total assets in the securities of a smaller number of issuers and, as a result, will be subject to a greater risk with respect to their securities; and (5) Each Portfolio may use investment practices such as repurchase agreements, when-issued, forward delivery and de-layed settlement securities and lending of securities. (See "OTHER INVESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS

  The following tables provide selected per share information for a share out-standing throughout each of the respective periods presented for the Interna-tional Equity, Domestic Equity and U.S. Government Portfolios' Institutional Class Shares. These tables are part of the Portfolios' Financial Statements, which are included in the Portfolios' 1997 Annual Report to Shareholders. The Financial Statements have been included in the Portfolios' SAI. The Portfo-lios' Financial Statements have been audited by Price Waterhouse LLP. Their unqualified opinion on the Financial Statements is also included in the SAI. Please read the following information in conjunction with the Portfolios' 1997 Annual Report to Shareholders. The Small Cap Equity Portfolio had not com-menced operations as of the end of the fiscal year ended October 31, 1997.

                        INTERNATIONAL EQUITY PORTFOLIO

                                         YEAR ENDED
                             ----------------------------------- MAY 26, 1994**
                             OCTOBER 31, OCTOBER 31, OCTOBER 31, TO OCTOBER 31,
                                1997        1996        1995          1994
                             ----------- ----------- ----------- --------------
Net Asset Value, Beginning
 of Period.................   $  10.55     $ 10.03     $ 10.40      $ 10.00
Income From Investment
 Operations
Net Investment Income......       0.11        0.09        0.11         0.04
Net Realized and Unrealized
 Gain (Loss)...............       2.01        0.73       (0.39)        0.39
                              --------     -------     -------      -------
Total From Investment
 Operations................       2.12        0.82       (0.28)        0.43
                              --------     -------     -------      -------
Distributions:
Net Investment Income......      (0.11)      (0.09)      (0.09)       (0.03)
Net Realized Gain..........      (0.14)      (0.21)        --           --
                              --------     -------     -------      -------
Total Distributions........     (0.25)       (0.30)      (0.09)       (0.03)
                              --------     -------     -------      -------
Net Asset Value, End of
 Period....................   $  12.42     $ 10.55     $ 10.03      $ 10.40
                              ========     =======     =======      =======
Total Return...............      20.31%       8.29%      (2.69)%       4.31%***
                              ========     =======     =======      =======
Ratios and Supplemental
 Data
Net Assets, End of Period
 (Thousands)...............   $103,050     $91,224     $74,893      $37,257
Ratio of Expenses to
 Average Net Assets........       0.98%       1.01%       0.97%        1.12%*
Ratio of Net Investment
 Income to
Average Net Assets.........       0.95%       0.92%       1.16%        0.97%*
Portfolio Turnover Rate....         29%          9%          7%          11%
Average Commission Rate
 Paid#.....................   $ 0.0428     $0.0560         N/A          N/A
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets...................       0.98%       1.01%       0.96%         N/A

-----------

  *  Annualized

 **  Commencement of operations

***  Not annualized

  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

                           DOMESTIC EQUITY PORTFOLIO

                                                  YEAR ENDED       MARCH 2,
                                                  OCTOBER 31       1995** TO
                                               -----------------  OCTOBER 31,
                                                 1997     1996       1995
                                               --------  -------  -----------
Net Asset Value, Beginning of Period.......... $  13.38  $ 11.44    $10.00
Income From Investment Operations
Net Investment Income.........................     0.10     0.10      0.08
Net Realized and Unrealized Gain..............     3.92     2.08      1.43
                                               --------  -------    ------
Total From Investment Operations..............     4.02     2.18      1.51
                                               --------  -------    ------
Distributions:
Net Investment Income.........................    (0.10)   (0.09)    (0.07)
Net Realized Gain.............................    (0.44)   (0.15)      --
                                               --------  -------    ------
Total Distributions...........................    (0.54)   (0.24)    (0.07)
                                               --------  -------    ------
Net Asset Value, End of Period................ $  16.86  $ 13.38    $11.44
                                               ========  =======    ======
Total Return+.................................    30.96%   19.31%    15.13%***
                                               ========  =======    ======
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)......... $107,389  $62,170    $6,427
Ratio of Expenses to Average Net Assets+......     0.94%    0.99%     1.08%*
Ratio of Net Investment Income to Average Net
  Assets+.....................................     0.64%    0.93%     1.12%*
Portfolio Turnover Rate.......................       47%      42%       27%
Average Commission Rate Paid#.................  $0.0497  $0.0482       N/A
Voluntary Waived Fees and Expenses Assumed by
  the Adviser Per Share.......................      N/A  $  0.00    $ 0.11
Ratio of Expenses to Average Net Assets
  Including Expense Offsets...................     0.94     0.99%     1.00%

-----------

   * Annualized

 **  Commencement of operations

***  Not annualized

  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.

  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

                           U.S. GOVERNMENT PORTFOLIO

                                              YEAR ENDED
                                              OCTOBER 31,       MARCH 2, 1995**
                                            ----------------    TO OCTOBER 31,
                                             1997     1996           1995
                                            -------  -------    ---------------
Net Asset Value, Beginning of Period......  $ 10.58  $ 10.76        $10.00
Income From Investment Operations
Net Investment Income.....................     0.54     0.46          0.28
Net Realized and Unrealized Gain (Loss)...     0.25    (0.07)++       0.71
                                            -------  -------        ------
Total From Investment Operations..........     0.79     0.39          0.99
                                            -------  -------        ------
Distributions:
Net Investment Income.....................    (0.53)   (0.44)        (0.23)
Net Realized Gain.........................      --     (0.13)          --
                                            -------  -------        ------
Total Distributions.......................    (0.53)   (0.57)        (0.23)
                                            -------  -------        ------
Net Asset Value, End of Period............  $ 10.84  $ 10.58        $10.76
                                            =======  =======        ======
Total Return..............................     7.73%    3.77%+        9.96%***+
                                            =======  =======        ======
Ratios and Supplemental Data
Net Assets, End of Period (Thousands).....  $57,527  $23,118        $6,069
Ratio of Expenses to Average Net Assets...     0.94%    1.13%         0.89%*
Ratio of Net Investment Income to Average
  Net Assets..............................     5.67%    5.39%         5.39%*
Portfolio Turnover Rate...................      124%      83%          104%
Voluntary Waived Fees and Expenses Assumed
  by the Adviser Per Share................      N/A  $  0.01        $ 0.10
Ratio of Expenses to Average Net Assets
  Including Expense Offsets...............     0.94%    1.13%         0.85%*

-----------

  *  Annualized

 **  Commencement of operations

***  Not annualized

  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.

 ++ The amount shown for the year ended October 31, 1996 for a share outstand- ing throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.

                             INVESTMENT OBJECTIVES

  The objective of the U.S. GOVERNMENT PORTFOLIO is to achieve a high level of current income consistent with preservation of capital by investing primarily in U.S. Treasury and Government agency securities.

  The objective of the DOMESTIC EQUITY PORTFOLIO is to achieve a superior long-term total return over a market cycle by investing primarily in equity securities of U.S. issuers.

  The objective of the INTERNATIONAL EQUITY PORTFOLIO is to achieve a superior long-term total return over a market cycle by investing primarily in the eq-uity securities of non-U.S. issuers.

  The objective of the SMALL CAP EQUITY PORTFOLIO is to achieve a superior long-term total return by investing primarily in the equity securities of small companies.

  There can be no assurance that any of the Portfolios will achieve its stated objective.

                              INVESTMENT POLICIES

  U.S. GOVERNMENT PORTFOLIO. The U.S. Government Portfolio intends to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in securities issued by the U.S. Treasury and U.S. Government agencies and instrumentalities. Because the Adviser will actively manage the Portfolio, investments in U.S. Government and agency securities will reflect the Adviser's outlook for the direction of interest rates. Based on this out-look, the average weighted maturity of the Portfolio is expected to fluctuate between 5 years and 15 years.

  U.S. Government Securities in which the Portfolio will invest are U.S. Trea-sury securities consisting of Treasury Bills, Treasury Notes and Treasury Bonds. Some other government securities in which the Portfolio may invest are securities of the Federal Housing Administration, the Government National Mortgage Association, the Department of Housing and Urban Development, the Ex-port-Import Bank, the Farmers Home Administration, the General Services Admin-istration, the Maritime Administration and the Small Business Administration.

  The balance of the Portfolio's assets may be invested in repurchase agree-ments collateralized by such securities mentioned above, investment grade cor-porate asset-backed securities and agency mortgage-backed securities. The Portfolio will invest in corporate bonds rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Rating Serv-ices ("S&P") at the time of their purchase. Securities rated Baa by Moody's or BBB by S&P may possess speculative characteristics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. It is the Adviser's intention that the Portfolio's investments will be limited to investment grade securities. However, the Adviser reserves the right to retain securities which are downgraded by one or both of the rating agencies if, in the Adviser's judgment, the retention of the securities is warranted. The SAI for the Portfolios contains a description of corporate bond ratings. The Portfolio will invest in asset-backed securities rated no lower than the top two rating categories by Moody's and S&P at the time of their purchase. The Portfolio may also invest up to 25% of its assets in short-term securities and cash equivalents. (See "SHORT-TERM INVESTMENTS.")

  DOMESTIC EQUITY PORTFOLIO. The Domestic Equity Portfolio intends to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of U.S. companies with medium to large mar-ket capitalizations. These issuers will be listed on a national exchange or traded over the counter. The stock selection process begins with an initial screening of over 1,600 stocks by price/earnings ratios, earnings momentum and earnings surprise to identify potentially undervalued securities. Through the use of fundamental security analysis, company management interviews and as-sessment of opinions of street analysts and consultants, a portfolio of stocks is selected that demonstrates the best combination of value and earnings mo-mentum. Broad diversification is achieved by maintaining exposure to most ma-jor economic sectors and industries. The Adviser plans to maintain a fully in-vested posture, holding limited cash reserves only when the market appears vulnerable to decline.

  The Portfolio intends to invest primarily in U.S.-based companies. In addi-tion, the Portfolio may purchase shares of foreign-based companies in the form of American Depositary Receipts ("ADRs"). Investments in ADRs, which are domes- tic securities representing ownership rights in foreign companies, gen-erally will not exceed 10% of the Portfolio's assets. ADRs may be sponsored or unsponsored. Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established without partic-ipation by the underlying issuer. Holders of an unsponsored ADR generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder commu-nications received from the underlying issuer or to pass through to the hold-ers of the unsponsored ADR voting rights with respect to the deposited securi-ties or pool of securities.

  The Portfolio may also purchase U.S. Treasury and Government agency securi-ties, short-term securities and cash equivalents. (See "SHORT-TERM INVEST-MENTS.")

  INTERNATIONAL EQUITY PORTFOLIO. The International Equity Portfolio intends to achieve its objective by investing at least 65% of its total assets in the equity securities of at least three countries other than the U.S. The invest-ment process employed by the Adviser begins with an initial screening of over 4,000 stocks which are generally traded on a national exchange and selected from the investable non-U.S. markets. These securities are ranked by their price- /earnings ratios, price/cash flow ratios, price/book value ratios and earnings momentum. Stock selection is then based on identifying the most fundamentally attractive securities as defined by the screening process.

  The Portfolio will attempt to minimize risk through systematic country and economic sector diversification. The Portfolio will be managed in a manner which will maintain deliberate allocations to most major markets and indus-tries within the Morgan Stanley Capital International EAFE Index (the "In-dex"). However, stocks may be purchased which are not included in countries and industries comprising the Index. Based on this strategy the Portfolio will generally hold more than 50 stocks selected from at least 15 countries.

  Investments in securities of foreign issuers involve somewhat different in-vestment risks from those affecting securities of domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those of domestic compa-nies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than United States securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Bro-kerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic companies. Additional risks include future po-litical and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, the possible adoption of foreign governmental restrictions such as exchange controls, and in the event of a default on a foreign debt ob-ligation, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the obligation.

  Prior governmental approval for foreign investments may be required under certain circumstances in some emerging countries, and the extent of foreign investment in domestic companies may be subject to limitation in other emerg-ing countries. Foreign ownership limitations also may be imposed by the char-ters of individual companies in emerging countries to prevent, among other concerns, violation of foreign investment limitations.

  The Portfolio may invest a portion of its assets in securities of issuers in developing countries. Investing in the foreign securities of developing coun-tries presents additional considerations. The economies of individual developing countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, cur-rency depreciation, capital reinvestment, resource self-sufficiency and bal-ance of payments position. Further, the economies of developing countries gen-erally are heavily dependent upon international trade and accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies also may have been, and may continue to be, adversely af-fected by economic conditions in the countries with which they trade.

  With respect to any developing country, there is a possibility of national-ization, or confiscatory taxation, repatriation of investment income, capital and the proceeds of sales by foreign investors, political changes, governmen-tal regulation, social instability or diplomatic developments (including war) which could adversely affect the economies of such countries or the value of the Portfolio's investment in those countries. In addition, it may be diffi-cult to obtain and enforce a judgment in a court outside the United States.

  The Portfolio may also invest in ADRs, which are discussed above, and may purchase short-term collective investment funds and money market funds. The Portfolio's investment policy provides for it to be fully invested in common stocks and stock equivalents. However, the Portfolio may hold a portion of its assets in cash to meet day-to-day operating needs and for other appropriate purposes. The Portfolio may also invest a portion of its assets in short-term securities and cash equivalents. (See "SHORT-TERM INVESTMENTS.")

  The Portfolio may also enter into forward foreign currency exchange con-tracts. Forward foreign currency exchange contracts provide for the purchase or sale of an amount of a specified foreign currency at a future date. The general purpose of these contracts is both to put currencies in place to set-tle trades and to generally protect the United States dollar value of securi-ties held by the Portfolio against exchange rate fluctuation. While such for-ward contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been real-ized. The Portfolio will enter into such contracts only to protect against the effects of fluctuating rates of currency exchange and exchange control regula-tions. (See "Investment Objectives And Policies--Forward Foreign Currency Ex-change Contracts" in the SAI.)

  SMALL CAP EQUITY PORTFOLIO. The Small Cap Equity Portfolio intends to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of companies with market capitaliza-tions of less than $1 billion at the time of initial purchase. The equity se-curities in which the Portfolio will invest will consist of common stock, pre-ferred stock, convertible preferred stock, convertible bonds, rights and warrants. However, under normal circumstances, at least 75% of the Portfolio will be invested in common stock.

  The stock selection process begins with an initial screening of 800 stocks to identify companies with the best combination of 1) low price-earnings ra-tios, 2) strong current earnings momentum, 3) positive earnings surprises and
4) superior future earnings growth. Stocks in the top 25% of each economic sector, as determined by the above screens, will form the Adviser's focus list of 200 companies. Using fundamental analysis, the Adviser will choose stocks that will comprise the Portfolio from that list. Broad allocation is achieved by maintaining exposure to most major economic sectors and industries. The Ad-viser will use adjusted Russell 2000 economic sector weights as guidelines around which exposure can vary by plus or minus 50%. A strict selling disci-pline will be applied when stocks, under normal circumstances, decline signif-icantly in ranking within 50% of their sector universes. Stocks will also be sold when they reach the price objectives set for them by the Adviser.

  The Portfolio intends to invest primarily in U.S.-based companies. In addi-tion, the Portfolio may purchase shares of foreign-based companies in the form of ADRs, which are discussed above. (See "DOMESTIC EQUITY PORTFOLIO.") Invest-ments in ADRs usually will not exceed 10% of the Portfolio's assets.

  The Portfolio may also purchase U.S. Treasury and Government agency securi-ties, short-term securities and cash equivalents. (See "SHORT-TERM INVEST-MENTS.")

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, each Portfolio may invest a por-tion of its assets in domestic and foreign money market instruments including certificates of deposit, bankers' acceptances, time deposits, U.S. Government obligations, U.S. Government agency securities, short-term corporate debt se-curities, and commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or if unrated, determined by the Adviser to be of comparable quali-ty.

  Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of a Portfolio. Each Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by each Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, a Portfolio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPA-NIES.")

REPURCHASE AGREEMENTS
  Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause a Port-folio to experience a loss or delay in the liquidation of the collateral se-curing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent se-curity selection criteria and careful monitoring procedures. The Fund has re-ceived permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint ba-sis. By entering into joint repurchase agreements, a Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agree-ments. Each Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT-TERM INVESTMENTS.")

LENDING OF SECURITIES

  Each Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. A Portfolio will not loan securities to the extent that greater than one-third of its total assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is subject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Directors. All relevant facts and circumstances, including the cred-itworthiness of the broker, dealer or institution, will be considered by the Adviser in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Directors. The Portfolios will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES
  Each Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. Such transactions will be limited to 20% of the Portfolios' assets. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available and for which a market ex-ists, but which are not available for immediate delivery. When-issued and for-ward de-livery transactions may be expected to occur a month or more before delivery is due. Delayed settlement is a term used to describe settlement of securities transactions in the secondary market, which will occur sometime in the future. No payment or delivery is made by the Portfolio until it receives payment or delivery from the other party to any of the above transactions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. Each Portfolio will maintain cash or liquid securities at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. A Portfolio receives no income from "when-issued," "delayed settlement," or "forward-delivery" securi-ties prior to delivery of such securities although it may earn income on secu-rities it has deposited in a segregated account.

  Each Portfolio engages in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices--not to in-crease its investment leverage.

PORTFOLIO TURNOVER

  The portfolio turnover rate for the Small Cap Equity Portfolio is not ex-pected to exceed 75%. In addition to Portfolio trading costs, higher rates (100% or more) of portfolio turnover may result in the realization of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more infor-mation on taxation). The Portfolios will not normally engage in short-term trading, but each reserves the right to do so. The tables set forth in "Finan-cial Highlights" present the U.S. Government, Domestic Equity and International Equity Portfo-lios' historical portfolio turnover rates.

INVESTMENT COMPANIES
  Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the investing Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its in-vestment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders.

RESTRICTED SECURITIES
  Each Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Directors, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Portfolio's investment limitations. A Portfolio will invest no more than 15% of its net assets in illiquid securities. The prices realized from the sales of these securities could be less than those originally paid by the Portfolio or less than what would be considered fair value of such securities.

FUTURES CONTRACTS AND OPTIONS

  In order to remain fully invested, and to reduce transaction costs, each Portfolio may invest in futures and options and interest rate futures con-tracts. Because transaction costs associated with futures and options may be lower than the costs of investing in the securities directly, the use of index futures and options to facilitate cash flows may reduce a Portfolio's overall transaction costs. Each Portfolio may enter into futures contracts provided that not more than 5% of its total assets are at the time of acquisition re-quired as margin deposit to secure obligations under such contracts. A Portfolio will engage in futures and options transac-tions for hedging purposes only and not for speculative purposes.

  Futures and options can be volatile and involve various degrees and types of risk. If a Portfolio judges market conditions incorrectly or employs a strat-egy that does not correlate well with its investments, use of futures and op-tions contracts could result in a loss. A Portfolio could also suffer losses if it is unable to liquidate its position due to an illiquid secondary market. In the opinion of the Directors of the Fund, the risk that a Portfolio will be unable to close out a futures position or options contract will be minimized only by entering into futures contracts or options transactions traded on na-tional exchanges and for which there appears to be a liquid secondary market.

  Except as specified above and as described under "INVESTMENT LIMITATIONS," the foregoing investment policies are not fundamental and the Fund's Directors may change such policies without an affirmative vote of a majority of the out-standing voting securities of a Portfolio, as defined in the 1940 Act.

                            INVESTMENT LIMITATIONS

  The U.S. Government, Domestic Equity and International Equity Portfolios will not:
  (a) with respect to 50% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the government of the U.S. or any agency or instrumentality thereof);
  (b) with respect to 50% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  The Small Cap Equity Portfolio will not:
  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the government of the U.S. or any agency or instrumentality thereof);
  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  In addition, each Portfolio will not:
  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;
  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies when the Portfolio adopts a temporary defensive position;

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act and the Rules and Regulations or inter-pretations of the SEC;
  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or
  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

  The Portfolios' investment objectives and investment limitations (a), (b),
(d), (e) and (f)(i) are fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of each Portfolio. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in per-centage resulting from changes in the value or total cost of a Portfolio's as-sets will not be considered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the Fund or a designated Service Agent. (See "VALUATION OF SHARES.") The required minimum initial investment for each Portfolio is $2,500. For all the Portfolios, the minimum initial investment for IRA ac-counts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions may be permitted by the officers of the Fund.

  Shares of the Portfolios may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of Portfolio shares and may charge transaction or other account fees on purchases and redemptions. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information re-garding any additional or different purchase and redemption conditions. Share-holders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the

Service Agent, and which would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. Service Agents may pro-vide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents, or if applicable, their designees, that have entered into agreements with the Fund or its agent may enter confirmed purchase or redemp-tion orders on behalf of clients and customers, with payment to follow no later than the Portfolio's pricing on the following business day. If payment is not received by the Fund's Sub-Transfer Agent, Chase Global Funds Services Company by such time, the Service Agent could be held liable for resulting fees or losses. A Portfolio may be deemed to have received a purchase or re-demption order when a Service Agent, or, if applicable, its authorized desig-nee, accepts the order. Orders received by the Fund in proper form will be priced at the Portfolio's net asset value next computed after they are ac-cepted by the Service Agent or its authorized designee. Service Agents are re-sponsible to their customers and the Fund for timely transmission of all sub-scription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

BY MAIL

  Complete and sign an Application, and mail it, together with a check payable to "UAM Funds" to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined after receipt. Payment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment. The Fund will not accept third-party checks to purchase shares of the Portfolios. If you purchase shares by check, please be sure that your check is made payable to the "UAM Funds."

BY WIRE

   . Telephone the UAM Funds Service Center and provide the account name, address, telephone number, social security or taxpayer identification number, Portfolio selected, amount being wired and the name of the bank wiring the funds. The call must be received prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) to re-ceive that day's price. An account number and a wire control number will then be provided to you in addition to wiring instructions. Next,

   . Instruct your bank to wire the specified amount to the Fund's Custodi-an:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                     Ref: Portfolio Name _____________
                    Your Account Number ______________
                     Your Account Name _______________
                    Wire Control Number ______________

                    (assigned by the UAM Funds Service Center)

   . Forward a completed Application to the Fund. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custo-dian Bank are open for business.

   . To be sure that a bank wire order is received on the same day it is sent, an investor's bank should wire funds as early in the day as pos-sible. The bank sending funds may charge for this service. The Fund's agent reserves the right to charge investors for receipt of wired funds, but no charge is currently imposed by this service. It is nec-essary to obtain a new wire control number every time money is wired into an account in the Portfolio. Wire control numbers are effective for one transaction only and cannot be used more than once. Wired money that is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

ADDITIONAL INVESTMENTS
  Additional investments can be made at any time. The minimum additional in-vestment for each Portfolio is $100. Shares may be purchased at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds") at the above address or by wiring monies to the Custodian Bank using the instructions outlined above. When making additional investments, be sure that the account number, account name, and the Portfolio to be purchased are specified on the check or wire. Prior to wiring additional investments, notify the UAM Funds Service Center at the telephone number on the cover of this Pro-spectus. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

PURCHASE BY ACH

  If you have made this election, shares of the Portfolio may be purchased via
Automated Clearing House ("ACH"). Investors purchasing via ACH should com     -
plete the appropriate sections of the Account Application and attach a voided check or deposit slip to the Account Application. This option must be estab-lished on your account at least 15 days prior to your initiating an ACH trans-action. (See "SHAREHOLDER SERVICES -- AUTOMATIC INVESTMENT PLAN.")

OTHER PURCHASE INFORMATION

  Investments received by the close of regular trading on the NYSE (generally 4 p.m. Eastern Time) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole discretion, to suspend the offering of shares of each Portfolio or to reject purchase orders when, in the judgment of man-agement, such suspension or rejection is in the best interests of the Fund. The Portfolios are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Portfolio's performance and its shareholders. Accordingly, if the Fund's man-agement determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any purchase request with respect to such investor's account. Such investors also may be barred from purchasing other Portfolios of the Fund. Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be is-sued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of each Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as detailed under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. Shares issued in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertain-ing to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:
   . at the time of the exchange, such securities are eligible for invest-ment by the Portfolio (current market quotations must be readily available for such securities);

   . the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise and
   . the value of any such securities (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to federal taxation may realize a gain or loss for federal income tax purposes upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of any Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value next determined after receipt of the re-demption request. No charge is made for redemptions. Any redemption may be more or less than the purchase price of shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:
   . share certificates, if issued;
   . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered own-ers of the shares in the exact names in which they are registered;
   . any required signature guarantees (see "SIGNATURE GUARANTEES"); and . any other necessary legal documents, if required, in the case of es-
     tates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:
   . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and
   . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

   . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a writ-ten request signed by each shareholder, with each signature guaran-
     teed); and
   . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instruction if the Fund or Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:
   . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);
   . redemptions where the proceeds are to be sent to someplace other than the registered address; or
   . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION

   The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the UAM Funds Service Center of a redemption request in proper form. Although the Fund will redeem shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a pe-riod of up to fifteen days after their purchase, pending determination that the check has cleared. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds. The

Fund may suspend the right of redemption or postpone the date at times when either the NYSE and Custodian Bank are closed, or under any emergency circum-stances as determined by the SEC.

  If the Fund's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may in-cur brokerage charges on the sale of portfolio securities received in payment of redemptions.

  The Portfolios reserve the right to liquidate any account that is below fifty percent of the required minimum initial investment amount for a Portfo-lio as set forth in the Prospectus, where the reduction in value has occurred due to a redemption or exchange out of the account. If at any time your total investment does not have a value of at least fifty percent of the required minimum initial investment amount, you may be notified that the value of your account is below the Portfolio's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the ac-count is liquidated. Retirement accounts and certain other accounts will not be subject to automatic liquidation. Reductions in value that result solely from market activity will not trigger an involuntary redemption.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of each Portfolio may be exchanged for any other Institutional Class Shares of any other UAM Funds Portfolio. (See the list of Portfolios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any such exchange will be based on the net asset value of the shares in-volved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Pro-spectus and consider the investment objectives and policies of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospec-tus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued and if the registration of the two accounts will be identical. Requests for exchange received prior to the close of regular trading on the NYSE (generally 4:00 Eastern Time) will be processed as of the close of business on the same day. The Fund may modify or terminate the ex-change program at any time upon 60 days' written notice to shareholders, and may reject any exchange re-quest. If the Fund's management determines that an investor is engaged in ex-cessive trading, the Fund, with or without prior notice, may reject in whole or part any exchange request, with respect to such investor's account. Such investors also may be barred from exchanging into other Portfolios of the Fund. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE" above. An exchange into another UAM Funds Portfolio may result in a capital gain or loss for income tax purposes.

AUTOMATIC INVESTMENT PLAN

  An Automatic Investment Plan permits shareholders of a Portfolio with a min-imum value of $2,500 or more to purchase shares automatically (minimum of $100 per transaction) at regular intervals selected by the shareholder. Provided the shareholder's bank or other financial institution allows automatic with-drawals, shares are purchased by transferring funds via the Automated Clearing House ("ACH"). Investments made through ACH will be automatically transferred from a shareholders's checking, bank money market or NOW account designated by the shareholder. Such withdrawals are made electronically, if the sharehold-er's bank or financial institution so permits, or by pre-authorized checks or drafts drawn on the shareholder's bank or other account. The bank or financial institution must be a member of ACH. At the shareholder's option, the account designated will be debited in the specified amount, and shares will be pur-chased monthly or quarterly.

  To establish an Automatic Investment Plan, a shareholder must complete the appropriate sections of the Account Application and mail it to Chase Global Funds Services Company. A shareholder may cancel his/her participation or change the amount of purchase at any time by mailing written notification to Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798 and notification generally will be effective three business days following re-ceipt. The Fund may modify or terminate this privilege at any time, or may charge a service fee, although no such fee currently is contemplated.

SYSTEMATIC WITHDRAWAL PLAN

  Any shareholder whose account balance totals at least $10,000 may establish a Systematic Withdrawal Plan under which an amount pre-determined by the shareholder (but at least $100) is automatically redeemed from the sharehold-er's account either monthly or quarterly. A shareholder may participate in the Systematic Withdrawal Plan by using ACH. Redemptions made through ACH will be automatically transferred to the shareholder's bank or other similar financial institution account or a properly designated third party. The bank or finan-cial institution must be a member of ACH. Redemptions ordinarily are made on the third business day of the month and payments ordinarily will be transmit-ted within five business days after the redemption date. Because the prices of Fund shares fluctuate, the number of shares redeemed to finance systematic withdrawal payments of a given amount will vary from payment to payment. If a shareholder owns shares in more than one Portfolio, the shareholder must designate the Portfolio from which the redemptions under a Systematic Withdrawal Plan should be made. A System-atic Withdrawal Plan may be terminated or suspended at any time by the Fund. A shareholder may elect at any time, in writing, to terminate participation in the Systematic Withdrawal Plan. Such written election must be sent to and re-ceived by the Fund before a termination becomes effective. There is currently no charge to the shareholder for a Systematic Withdrawal Plan.

                              VALUATION OF SHARES

  The net asset value of each class of each Portfolio is determined by divid-ing the value of the Portfolio's assets attributable to the class, less any liabilities attributable to the class, by the number of shares outstanding at-tributable to the class. The net asset value per share of each class of each Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a U.S. securities exchange for which market quo-tations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity se-curities and listed securities not traded on the valuation date for which mar-ket quotations are readily available are valued not exceeding the current asked prices nor less than the current bid prices. Quotations of foreign secu-rities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are be-lieved to reflect the fair market value of such securities. Securities pur-chased with remaining maturities of 60 days or less are valued at amortized cost using methods approved by the Fund's Board of Directors.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods approved by the Fund's Board of Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolios measure performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Yield and total return are calcu-lated separately for each Portfolio.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolios over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Portfolios' performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolios' SAI. This information may also be included in sales literature and advertising.

  The Portfolios' Annual Report to shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. For a free copy of the Annual Report, contact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolios will normally distribute them annually.

  All dividends and capital gains distributions will be automatically rein-vested in additional shares unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES

  Each Portfolio intends to qualify each year as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal income tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt generally from fed-eral taxes on income and gains paid to shareholders in the form of dividends. To do this, each Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and main-tain a portfolio of investments which satisfies certain diversification crite-ria.

  Dividends paid by a Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term or mid-term capital gains distributions are taxed as long-term or mid-term capital gains, as the case may be. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month and paid in January of the following year will be deemed to have been paid by the Fund and received by the shareholders on December 31.

  The Fund is required by federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS taxpayer identification regulations. To avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by each Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce each Portfolio's dividends but are included in the taxable income reported on your tax statement if each Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

                              INVESTMENT ADVISER

  C.S. McKee & Co., Inc. was founded in 1931 and is located at One Gateway Center, Pittsburgh, PA 15222. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), a holding company, and provides investment management services to pension and profit sharing plans, trusts and endowments, 401(k) and thrift plans, corporations and other institutions and individuals. As of November 4, 1997, the Adviser has over $3.5 billion in as-sets under management.

  Under Investment Advisory Agreements (the "Advisory Agreements") dated as of January 24, 1994 and April 9, 1997, C.S. McKee & Co., Inc. manages the invest-ment and reinvestment of the assets of the Portfolios. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Fund's Board of Directors.

  JOSEPH F. BONOMO, JR. is responsible for the management of the McKee U.S. Government Portfolio. Mr. Bonomo is Director of Fixed Income and Chief Econo-mist with the Adviser and has 31 years of investment experience. He joined the Adviser as Senior Vice President and Director of Fixed Income in 1994 and was previously Senior Vice President of Paul Revere Insurance Company. He is a graduate of Temple University from which he received his B.S. and M.B.A., in Finance and Insurance, and a Ph.D. in Economics.

  WALTER C. BEAN is responsible for the management of the McKee Domestic Equi-ty, McKee International Equity and McKee Small Cap Equity Portfolios. Mr. Bean is Director of Equities with the Adviser and has 28 years of investment expe-rience. He joined the Adviser as Senior Vice President and Director of Equi-ties in 1987 and became an Executive Vice President in 1995. He was previously Managing Director of First Chicago Investment Advisers. He is a graduate of Ohio University (BA) and Penn State University (MBA) and is a Chartered Finan-cial Analyst.

  As compensation for its services as an Adviser, the Portfolios pay the Ad-viser annual fees, in monthly installments, calculated by applying the follow-ing annual percentage rates to the Portfolios' average daily net assets for the month:

   U.S. Government Portfolio.............................................. 0.45%
   Domestic Equity Portfolio.............................................. 0.65%
   International Equity Portfolio......................................... 0.70%
   Small Cap Equity Portfolio............................................. 1.00%

  The Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, a Portfolio or any Class of Shares of a Port-folio. Payments made for any of these purposes may be made from its revenues, its profits or any other source available to it. When such service arrange-ments are in effect, they are made generally available to all qualified serv-ice providers.

  The Distributor, the Adviser, and certain of their affiliates also partici-pate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and shareholder services of its Consulting Group and receives .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's el-igible customer accounts in addition to amounts payable to all selling deal-ers. The Fund also compensates Smith Barney for services it provides to cer-tain contribution plan shareholders that are not otherwise provided by UAMFSI.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios.

  UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mu-tual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  The Portfolio pays UAMFSI a two part monthly fee: a Portfolio specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio specific fees are the calculated from the aggregate net assets of each Portfolio:

                                                                           RATE
                                                                           ----
   U.S. Government Portfolio.............................................. 0.04%
   Domestic Equity Portfolio.............................................. 0.04%
   International Equity Portfolio......................................... 0.06%
   Small Cap Equity Portfolio............................................. 0.04%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

    0.19 of 1% of the first $200 million of combined UAM Funds net assets;

    0.11 of 1% of the next $800 million of combined UAM Funds net assets;

    0.07 of 1% of combined UAM Funds net assets in excess of $1 billion but less than $3 billion;

    0.05 of 1% of combined UAM Funds net assets in excess of $3 billion.

  Fees are allocated among each Portfolio of the Fund on the basis of its rel-ative assets and are subject to a graduated minimum fee schedule per Portfo-lio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent for the Fund, agrees to use its best efforts as sole distributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the McKee Portfolios included in this Prospectus. The Agreement continues in effect so long as it is approved at least annually by the Fund's Board of Directors. Those approving the Agreement must include a majority of Directors who are neither parties to such Agreement nor interested persons of any such party. The Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospec-tuses, its SAIs and its reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements authorize the Adviser to select the brokers or deal-ers that will execute the purchases and sales of investment securities for each Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transac-tions of the Portfolios. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of research, statistical and pric-ing services these brokers provide to the Portfolios in addition to required broker services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transac-tion, provided that such commissions are paid in compliance with the Securi-ties Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients. Although not a typical practice, the Adviser may place portfo-lio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securi-ties will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for al-locating such transactions, allocations are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc." On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Board of Directors to issue three billion shares of common stock, with a $.001 par value. The Directors have the power to designate one or more series or classes of shares of common stock and to classify or reclas-sify any unissued shares with respect to such Portfolios, without further ac-tion by shareholders. The Board of Directors may create additional Portfolios and Classes of shares of the Fund at its discretion.

  The shares of each Portfolio and Class are fully paid and nonassessable and have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. The shares of each Portfolio and Class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. In addition to the Institutional Class Shares offered by this Prospectus, the Board of Directors of the Fund has authorized Institutional Service Class Shares and Advisor Class Shares, which are not currently being offered by these Portfolios.

  As of December 24, 1997, Chase Manhattan Bank, Trustee for Servistar Corp. Profit Sharing Plan Trust, New York, NY held of record 43.8% of the outstand-ing shares of the Domestic Equity Portfolio for which ownership is disclaimed or presumed disclaimed. As of the same date, Chase Manhattan Bank, as Custo-dian for IBEW Local 317 Electrical Pension Fund, New York, NY held of record 28.2% of the outstanding shares of the U.S. Government Portfolio for which ownership is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a re-sult, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of share-holders of such Portfolio.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS

  Price Waterhouse LLP serves as the independent accountants for the Fund.

REPORTS
  Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.


  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RE-LIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CON-STITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

Acadian Emerging Markets Portfolio
Acadian International Equity Portfolio
BHM&S Total Return Bond Portfolio
Chicago Asset Management Intermediate Bond Portfolio
Chicago Asset Management Value/Contrarian Portfolio
C&B Balanced Portfolio
C&B Equity Portfolio
C&B Equity Portfolio for Taxable Investors
C&B Mid Cap Equity Portfolio
DSI Balanced Portfolio
DSI Disciplined Value Portfolio
DSI Limited Maturity Bond Portfolio
DSI Money Market Portfolio
FMA Small Company Portfolio
FPA Crescent Portfolio
Hanson Equity Portfolio
ICM Equity Portfolio
ICM Fixed Income Portfolio
ICM Small Company Portfolio
IRC Enhanced Index Portfolio
Jacobs International Octagon Portfolio
McKee Domestic Equity Portfolio
McKee International Equity Portfolio

McKee Small Cap Equity Portfolio
McKee U.S. Government Portfolio

MJI International Equity Portfolio

NWQ Balanced Portfolio
NWQ Value Equity Portfolio

NWQ Small Cap Value Portfolio

NWQ Special Equity Portfolio
Rice, Hall James Small Cap Portfolio
Rice, Hall James Small/Mid Cap Portfolio
SAMI Preferred Stock Income Portfolio

Sirach Bond Portfolio
Sirach Equity Portfolio

Sirach Growth Portfolio

Sirach Special Equity Portfolio
Sirach Strategic Balanced Portfolio

Sterling Partners' Balanced Portfolio
Sterling Partners' Equity Portfolio

Sterling Partners' Small Cap Value Portfolio

TS&W Balanced Portfolio
TS&W Equity Portfolio
TS&W Fixed Income Portfolio
TS&W International Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  C.S. McKee & Co., Inc.
  One Gateway Center
  Pittsburgh, PA 15222
  (412) 566-1234

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110





  PROSPECTUS

  January 22, 1998

  UAM Funds

  The NWQ Portfolios

  Institutional
  Class Shares

                      January 22, 1998
P R O S P E C T U S

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   4
Investment Objectives......................................................   6
Investment Policies........................................................   6
Other Investment Policies..................................................  11
Investment Limitations.....................................................  16
Purchase of Shares.........................................................  17
Redemption of Shares.......................................................  20
Shareholder Services.......................................................  23
Valuation of Shares........................................................  24
Performance Calculations...................................................  25
Dividends, Capital Gains Distributions and Taxes...........................  26
Investment Adviser.........................................................  27
Adviser's Historical Performance...........................................  28
Administrative Services....................................................  35
Distributor................................................................  36
Portfolio Transactions.....................................................  36
General Information........................................................  36
UAM Funds -- Institutional Class Shares....................................  39

UAM FUNDS                                        THE NWQ PORTFOLIOS

                                                 INSTITUTIONAL CLASS SHARES

-------------------------------------------------------------------------------

                       PROSPECTUS--JANUARY 22, 1998

  UAM Funds, Inc. (the "Fund") is an open-end, management investment company known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios") each of which has different investment objectives and policies. The Portfolios offered by this Prospectus presently offer two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro rata in-terests in their respective Portfolios and accrue dividends in the same manner except that Service Class Shares bear fees payable by that class to financial institutions for services they provide to shareholders of such shares. The se-curities offered hereby are shares of the Institutional Class Shares of four diversified, no-load Portfolios of the Fund managed by NWQ Investment Manage-ment Company.

  NWQ BALANCED PORTFOLIO. The objective of the NWQ Balanced Portfolio (the "Balanced Portfolio") is to achieve consistent, above-average returns with minimum risk to principal by investing primarily in a combination of invest-ment grade fixed income securities and common stocks of companies with above-average statistical value which are in fundamentally attractive industries and which, in the Adviser's opinion, are undervalued at the time of purchase.

  NWQ SMALL CAP VALUE PORTFOLIO. The objective of the NWQ Small Cap Value Portfolio (the "Small Cap Value Portfolio") is to achieve long-term capital appreciation by investing primarily in small capitalization common stocks and other equity securities which, in the Adviser's opinion, are undervalued at the time of purchase.

  NWQ SPECIAL EQUITY PORTFOLIO. The objective of the NWQ Special Equity Port-folio (the "Special Equity Portfolio") is to achieve long-term capital appre-ciation by investing primarily in the common stock and other equity securities of companies which, in the Adviser's opinion, are undervalued at the time of purchase and offer the potential for above-average capital appreciation.

  NWQ VALUE EQUITY PORTFOLIO. The objective of the NWQ Value Equity Portfolio (the "Value Equity Portfolio") is to achieve consistent, superior total return with minimum risk to principal by investing primarily in common stocks with above-average statistical value which are in fundamentally attractive indus-tries and which, in the Adviser's opinion, are undervalued at the time of pur-chase.

  There can be no assurance that any of the Portfolios will achieve its stated objective.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission (the "SEC"). The SAI is dated January 22, 1998 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at 1-800-638-7983.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table illustrates the expenses and fees that shareholders of the Portfolios' Institutional Class Shares will incur. The Fund does not charge shareholder transaction fees. However, transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

                   BALANCED       SMALL CAP    SPECIAL EQUITY VALUE EQUITY
                   PORTFOLIO   VALUE PORTFOLIO   PORTFOLIO      PORTFOLIO
                 INSTITUTIONAL  INSTITUTIONAL  INSTITUTIONAL  INSTITUTIONAL
                 CLASS SHARES   CLASS SHARES    CLASS SHARES  CLASS SHARES
                 ------------- --------------- -------------- -------------
Sales Load
  Imposed on
  Purchases.....     NONE           NONE            NONE          NONE
Sales Load
  Imposed on
  Reinvested
  Dividends.....     NONE           NONE            NONE          NONE
Deferred Sales
  Load..........     NONE           NONE            NONE          NONE
Redemption
  Fees..........     NONE           NONE            NONE          NONE
Exchange Fee....     NONE           NONE            NONE          NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                            BALANCED       SMALL CAP    SPECIAL EQUITY VALUE EQUITY
                            PORTFOLIO   VALUE PORTFOLIO   PORTFOLIO      PORTFOLIO
                          INSTITUTIONAL  INSTITUTIONAL  INSTITUTIONAL  INSTITUTIONAL
                          CLASS SHARES   CLASS SHARES    CLASS SHARES  CLASS SHARES
                          ------------- --------------- -------------- -------------
Investment Advisory Fees
  (After Fee Waivers)...      0.48%+         0.83%+          0.78%+        0.00%+
12b-1 Fees..............      NONE           NONE            NONE          NONE
Other Expenses..........      0.25%          0.22%           0.22%         0.00%
  Administrative Fees...      0.27%          0.15%           0.15%         1.00%
                              ----           ----            ----          ----
Total Operating Expenses
  (After Fee Waivers)...      1.00%+*        1.20%+*         1.15%+*       1.00%+*
                              ====           ====            ====          ====

-----------

+ Until February 28, 1999, the Adviser has voluntarily agreed to waive all or part of its advisory fee for each Portfolio and to assume operating expenses otherwise payable by the Portfolios, if necessary, in order to keep the to-tal annual operating expenses for the Balanced and Value Equity Portfolios' Institutional Class Shares from exceeding 1.00% of average daily net assets. Without waiving fees, Investment Advisory Fees and Total Annual Operating Expenses for the Balanced and Value Equity Portfolios' Institutional Class Shares for the fiscal year ended October 31, 1997 would have been 0.70% and 1.22% and 0.70% and 3.83%, respectively, of average daily net assets. The Fund will not reimburse the

  Adviser for advisory fees waived or for expenses that the Adviser may bear on behalf of the Portfolios for a given fiscal year. It is estimated that without waiving fees the Investment Advisory Fees and Total Operating Ex-penses of the Small Cap Value and Special Equity Portfolios' Institutional Class Shares would be 1.00% and 1.37% and 0.85% and 1.22%, respectively, of average daily net assets.

* The Total Operating Expenses includes the effect of expense offsets. If ex-pense offsets were excluded, the Total Operating Expenses of the Balanced and Value Equity Portfolios' Institutional Class Shares would not have dif-fered from the figures shown in the table. The Small Cap Value and Special Equity Portfolios' Institutional Class Shares were not yet operational as of October 31, 1997.

  The above table shows various fees and expenses that an investor in the Portfolios would bear directly or indirectly. The expenses and fees listed are based on the Balanced and Value Equity Portfolios' operations during the fis-cal year ended October 31, 1997. The fees and expenses for the Small Cap Value and Special Equity Portfolios' Institutional Class Shares are estimates based on the assumption that each Portfolio's Institutional Class Shares will have average net assets of $25 million.

EXAMPLE
  The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Portfolios charge no redemption fees of any kind.

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
   Balanced Portfolio Institutional Class
     Shares...................................  $10     $32     $55     $122
   Small Cap Value Portfolio Institutional
     Class Shares.............................  $12     $38       *        *
   Special Equity Portfolio Institutional
     Class Shares.............................  $12     $37       *        *
   Value Equity Portfolio Institutional Class
     Shares...................................  $10     $32     $55     $122

-----------

* As the Small Cap Value and Special Equity Portfolios' Institutional Class Shares commenced operations as of November 4, 1997, the Fund has not pro-jected expenses beyond the three year period shown.

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER

  NWQ Investment Management Company (the "Adviser"), an investment counseling firm established in 1982, serves as investment adviser to the NWQ Portfolios. The Adviser presently manages $8 billion in assets for institutions and high net worth individuals. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commis-sion. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment for each Portfolio is $2,500. The minimum for subsequent investments is $100. Certain exceptions to the initial minimum in-vestment amounts may be permitted by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. Each Portfolio will also distribute any realized net capital gains annually. Distributions will be reinvested in each Portfolio's shares unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES

  Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. Shares of the Portfolio may be exchanged for shares of the same class of any other Portfolio of the UAM Funds. (See "REDEMPTION OF SHARES" and "EX-CHANGE PRIVILEGE.")

ADMINISTRATIVE SERVICES
  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministration, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolios' shares can be expected to fluctuate in response to changes in market and economic conditions as well as the financial condi-tions and prospects of the issuers in which the Portfolios invest. Prospective investors should consider the following: (1) The Balanced and Special Equity Portfolios may each invest in securities rated lower than Baa by Moody's In-vestors Services, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Serv-ices ("S&P"). These securities carry a high degree of credit risk, and are considered speculative by the major credit rating agencies and are sometimes referred to as "junk bonds" (See "INVESTMENT POLICIES"); (2) The fixed income securities held by the Balanced and Special Equity Portfolios will be affected by general changes in interest rates that may result in an increase or de-crease in the value of the obligations held by the Portfolios. The value of the securities held by the Portfolios can be expected to vary inversely with the changes in interest rates; as interest rates decline, market value tends to increase and vice versa; (3) Each Portfolio may invest in securities of foreign issuers which may involve greater risks than investments in domestic securities, such as foreign currency risks. (See "INVESTMENT POLICIES" and "FOREIGN INVESTMENTS"); (4) Common stock of companies which have small market capitalization, in which the Small Cap Value Portfolio will invest, may ex-hibit greater market volatility than common stock of companies with larger capitalization; (5) The Special Equity Portfolio may invest a portion of its assets in derivatives including futures contracts and options (See "FUTURES CONTRACTS AND OPTIONS"); and (6) Each Portfolio may use various investment practices including investing in repurchase agreements, when-issued, forward delivery and delayed settlement securities and lending of securities. (See "OTHER INVESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS
                          INSTITUTIONAL CLASS SHARES

  The following tables provide selected per share information for a share out-standing throughout each period presented of the Balanced and Value Equity Portfolios' Institutional Class Shares and are part of the Portfolios' Finan-cial Statements, which are included in the Portfolios' 1997 Annual Report to Shareholders. The Financial Statements are included in the Fund's SAI. The Portfolios' Financial Statements have been audited by Price Waterhouse LLP and their unqualified opinion on the Financial Statements is also included in the SAI. Please read the following information in conjunction with the Portfolios' 1997 Annual Report to Shareholders. The Small Cap Value and Special Equity Portfolios' Institutional Class Shares were not operational as of October 31, 1997.

                                                                                                 VALUE
                                       BALANCED PORTFOLIO                                  EQUITY PORTFOLIO
                                   INSTITUTIONAL CLASS SHARES                         INSTITUTIONAL CLASS SHARES
                         -----------------------------------------------   -------------------------------------------------
                            YEAR        YEAR        YEAR      AUGUST 2,       YEAR        YEAR        YEAR     SEPTEMBER 21,
                            ENDED       ENDED       ENDED     1994** TO       ENDED       ENDED       ENDED      1994** TO
                         OCTOBER 31, OCTOBER 31, OCTOBER 31, OCTOBER 31,   OCTOBER 31, OCTOBER 31, OCTOBER 31,  OCTOBER 31,
                            1997        1996        1995        1994          1997        1996        1995         1994
                         ----------- ----------- ----------- -----------   ----------- ----------- ----------- -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD...    $ 12.39     $ 11.24     $ 9.84      $10.00        $ 14.13     $ 11.65     $ 9.98       $10.00
                           -------     -------     ------      ------        -------     -------     ------       ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment
  Income...............       0.31        0.31       0.32        0.06           0.11        0.14       0.12         0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments..........       2.47        1.21       1.40       (0.19)          4.76        2.49       1.65        (0.03)
                           -------     -------     ------      ------        -------     -------     ------       ------
  Total from Investment
   Operations..........       2.78        1.52       1.72       (0.13)          4.87        2.63       1.77        (0.02)
                           -------     -------     ------      ------        -------     -------     ------       ------
DISTRIBUTIONS
 Net Investment
  Income...............      (0.31)      (0.30)     (0.32)      (0.03)         (0.12)      (0.14)     (0.10)         --
 Net Realized Gain.....      (0.05)      (0.07)       --          --           (0.50)      (0.01)       --           --
                           -------     -------     ------      ------        -------     -------     ------       ------
  Total Distributions..      (0.36)      (0.37)     (0.32)      (0.03)          0.62       (0.15)     (0.10)         --
                           -------     -------     ------      ------        -------     -------     ------       ------
NET ASSET VALUE,
 END OF PERIOD.........    $ 14.81     $ 12.39     $11.24      $ 9.84        $ 18.38     $ 14.13     $11.65       $ 9.98
                           =======     =======     ======      ======        =======     =======     ======       ======
TOTAL RETURN+..........      22.82%      13.68%     17.80%      (1.30)%++      35.77%      22.69%     17.84%       (0.20)%++
                           =======     =======     ======      ======        =======     =======     ======       ======
RATIOS AND
 SUPPLEMENTAL DATA
 Net Assets, End of
  Period (Thousands)...    $12,697     $ 8,624     $5,334      $1,584        $ 5,097     $ 3,283     $2,464       $  253
 Ratio of Expenses to
  Average Net Assets...       1.00%       1.01%      1.04%       1.00%*         1.00%       1.03%      1.21%        1.00%*
 Ratio of Net
  Investment Income to
  Average Net Assets+..       2.29%       2.79%      3.30%       3.59%*         0.66%       1.11%      1.39%        1.36%*
 Portfolio Turnover
  Rate.................         20%         31%        31%          1%            31%         25%         4%           0%
 Average Commission
  Rate#................    $0.0619     $0.0717        N/A         N/A        $0.0627     $0.0705        N/A          N/A
 Voluntary Waived Fees
  and Expenses Assumed
  by the Adviser Per
  Share................    $  0.03     $  0.14     $ 0.26      $ 0.21        $  0.46     $  0.52     $ 0.82       $ 1.06
 Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets..............       1.00%       1.00%      1.00%        N/A           1.00%       1.00%      1.00%         N/A

-----------

 * Annualized.

** Commencement of operations.

 + Total return would have been lower had the Adviser not waived and assumed certain expenses during the periods.

++ Not annualized.

 # For fiscal years beginning on or after September 1, 1995, a portfolio is re-quired to disclose the average commission rate per share it paid for portfo-lio trades on which commissions were charged.

                             INVESTMENT OBJECTIVES

  The objective of the BALANCED PORTFOLIO is to achieve consistent, above-av-erage returns with minimum risk to principal by investing primarily in a com-bination of investment grade fixed income securities and common stocks of com-panies with above-average statistical value in fundamentally attractive indus-tries and which, in the Adviser's opinion, are undervalued at the time of pur-chase.

  The objective of the SMALL CAP VALUE PORTFOLIO is to achieve long-term capi-tal appreciation by investing primarily in small capitalization common stocks and other equity securities which, in the Adviser's opinion, are undervalued at the time of purchase.

  The objective of the SPECIAL EQUITY PORTFOLIO is to achieve long-term capi-tal appreciation by investing primarily in the common stock and other equity securities of companies which, in the Adviser's opinion, are undervalued at the time of purchase and offer the potential for above-average capital appre-ciation.

  The objective of the VALUE EQUITY PORTFOLIO is to achieve consistent, supe-rior total return with minimum risk to principal by investing primarily in common stocks with above-average statistical value which are in fundamentally attractive industries and which, in the Adviser's opinion, are undervalued at the time of purchase.

                              INVESTMENT POLICIES

  THE BALANCED PORTFOLIO is designed to provide shareholders with a single in-vestment portfolio which combines the Adviser's equity strategy, fixed income strategy and active asset allocation decisions. The Adviser's asset allocation discipline recognizes the advantage of varying the asset mix among asset clas-ses and is neither limited to the return, nor subject to the risks, of a sin-gle asset class. The allocation process focuses on expected returns of each asset class relative to the other asset classes, monetary conditions, and the economic outlook. The Adviser actively adjusts the mix of common stocks, bonds and cash equivalents in a disciplined manner designed to maximize the Portfo-lio's return and limit the volatility of that return.

  The Portfolio intends to achieve its objective by investing in a diversified portfolio of common stocks and investment grade fixed income securities. The proportion of the Portfolio's assets invested in fixed income or common stocks will vary as market conditions warrant. A typical asset mix for the Portfolio, however, is expected to be 60% in common stocks, 30% in fixed income securi-ties and 10% in cash and cash equivalents. However, the percentage of the Portfolio's assets committed to different securities may range as follows: 30% to 75% in common stocks, 25% to 50% in fixed income securities, and 0% to 45% in cash and cash equivalents. The Portfolio will invest at least 25% of its assets in fixed in-come senior securities.

  The Adviser's selection process of common stocks for the Portfolio is de-signed to identify securities which are undervalued and are within fundamen-tally attractive industries. The Portfolio will invest in individual common stocks, either listed on a national exchange or traded over-the-counter, of companies with medium to large market capitalizations. However, up to 10% of the total assets of the Portfolio may be invested in common stocks of compa-nies with market capitalizations of less than $500 million. Additionally, the Portfolio may invest up to 20% of its total assets in shares of foreign compa-nies traded on U.S. exchanges or through sponsored and unsponsored American Depositary Receipts ("ADRs") which are U.S. domestic securities representing ownership rights in foreign companies. (See "FOREIGN INVESTMENTS" for a de-scription of the risks involved.) Common stocks are selected using approaches identical to those implemented for the Value Equity Portfolio described below.

  The Adviser uses an active fixed income strategy seeking to benefit during periods of declining interest rates by increasing investment exposure and ex-tending security maturities. During a rising rate environment, maturities are shortened and exposure decreased to avoid capital loss. Value is added through actively adjusting portfolio duration. Average duration may range from one to ten years and maturities may range from one to thirty years.

  The Portfolio will invest in fixed income securities of primarily investment grade which include securities of or guaranteed by the U.S. Government and its agencies or instrumentalities, corporate bonds, mortgage-backed securities, variable rate debt securities, asset-backed securities and various short-term instruments as described under "OTHER INVESTMENT POLICIES." Investment grade securities are considered to be those rated either Aaa, Aa, A or Baa by Moody's, or AAA, AA, A or BBB by S&P. The Portfolio may purchase any other publicly or privately placed unrated security which in the Adviser's opinion, is of equivalent quality to securities rated investment grade. Securities rated Baa by Moody's or BBB by S&P may possess speculative characteristics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. Mortgage-backed securities in which the Port-folio may invest will either carry a guarantee from an agency of the U.S. Gov-ernment or a private issuer for the timely payment of principal. The Portfolio may also invest up to 10% of its total assets in securities rated less than BBB by S&P or Baa by Moody's. Securities rated below Baa by Moody's or BBB by S&P are commonly referred to as "junk bonds."

  It is the Adviser's intention that the Portfolio's fixed income investments will be limited to the ratings categories described above. However, the Ad-viser reserves the right to retain securities which are downgraded by one or both of the rating agencies if, in the Adviser's judgment, the retention of the securities is warranted. The SAI for the Portfolios contains a description of corporate bond ratings.

  THE SMALL CAP VALUE PORTFOLIO seeks to achieve its objective by investing at least 65% of its total assets, under normal circumstances, in common stocks and other equity securities of companies with market capitalizations of $50 million to $1 billion. The Portfolio may also invest in convertible bonds, convertible preferred stock, rights and warrants to purchase common stocks, and ADRs.

  The Adviser utilizes top-down or macroeconomic analysis to identify indus-tries which should benefit from major economic trends that ideally last five to seven years. A combination of this top-down discipline with rigorous funda-mental or bottom-up company analysis is used to seek to achieve the Portfo-lio's objective. The Adviser's small cap stock selection process combines qualitative and quantitative valuation criteria. On a qualitative and funda-mental basis, the Adviser analyzes such factors as management quality, re-structuring opportunities, improving industry fundamentals, insider stock own-ership, "franchise" strength, and competitive position. On a quantitative ba-sis, valuation of stocks is based on statistical measures such as current and normalized earnings power, price-to-book value, dividend yield, price-to-sales, and price-to-cash flow. The Adviser extensively analyzes companies' fi-nancial statements for signs of eroding quality of earnings, in order to avoid securities of companies with deteriorating financial prospects. In addition to quantitative evaluation, the Adviser uses company visits, as well as inter-views with management and analysts.

  The Adviser anticipates that the majority of the investments in the Portfo-lio will be in United States based companies. However, from time to time, se-curities of foreign based companies may be purchased, if they pass the selec-tion process outlined above. The Portfolio may invest up to 20% of its total assets in shares of foreign companies traded on U.S. exchanges or through sponsored or unsponsored ADRs which are U.S. domestic securities representing ownership rights in foreign companies. (See "FOREIGN INVESTMENTS" for a de-scription of the risks involved.)

  The Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in short-term money market instruments when market or eco-nomic conditions warrant it. See "SHORT-TERM INVESTMENTS" for a description of the types of short-term instruments in which the Portfolio may invest. When the Portfolio is in a temporary defensive position, it may not necessarily be pursuing its stated investment objective.

  THE SPECIAL EQUITY PORTFOLIO seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in equity securi-ties. The Portfolio will invest primarily in common stock, but it also may in-vest in preferred stock, securities convertible or exchangeable into common stock, ADRs and for-eign securities, and rights and warrants to purchase common stocks. The Port-folio may also invest in fixed income securities. The fixed income securities in which the Portfolio may, under normal circumstances, invest up to 35% of its total assets are selected using the criteria and ratings discussed above with respect to the Balanced Portfolio except that the Portfolio may invest up to 15% of its total assets in securities rated less than BBB by S&P or Baa by Moody's which are commonly referred to as "junk bonds." The Portfolio may en-ter into futures contracts and options. (See "OTHER INVESTMENT POLICIES" for a discussion of these instruments.)


  The portfolio is value oriented and seeks to identify statistically under-valued companies where a catalyst exists to recognize value or improve a company's profitability. These catalysts can be new management, industry con-solidation, company restructuring or a turn in the company's fundamentals. The stock selection process is driven by strong bottom up fundamental research. The research team focuses on both quantitative and qualitative valuation mea-sures. A broad range of quantitative screens is applied such as price to cash flow, low price to sales, low price to earnings, low price to book value and quality of earnings. On a qualitative basis we focus on management strength, competitive position, industry fundamentals and corporate strategy.

  As a result of our broader definition of value, NWQ's valuation framework will include companies valued by traditional statistical measures as well as relative value, discount to asset break up value and special situations.

  The universe from which the Adviser selects securities includes those issued by companies of varying capitalization. The Adviser invests in large, mid and small cap companies on an opportunistic basis and does not attempt to time the market cap cycles. The Portfolio is constructed with companies that possess the most favorable risk/return characteristics.

  While the Adviser anticipates that the majority of the assets in the Portfo-lio will be U.S. dollar-denominated securities, it may also invest 35% of its total assets in equity securities and fixed income obligations of foreign gov-ernments, agencies, or corporations denominated either in U.S. dollars or for-eign currencies. Such investments may be made directly in foreign securities or through sponsored and unsponsored ADRs which are U.S. domestic securities representing ownership rights in foreign companies. The credit quality stan-dards applied to foreign obligations are the same as those applied to the se-lection of U.S. fixed income securities as those noted above. (See "FOREIGN INVESTMENTS" for a description of the risks involved.)

  The Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in short-term money market instruments when market or eco-nomic conditions warrant it. See "SHORT-TERM INVESTMENTS" for a description of the types of short-term instruments in which the Portfolio may invest. When the Portfolio is in a temporary defensive position, it may not necessarily be pursuing its stated investment objective.

  THE VALUE EQUITY PORTFOLIO seeks to achieve its objective by investing, un-der normal circumstances, at least 65% of its total assets in common stocks of companies with above-average statistical value which are in fundamentally at-tractive industries and which in the Adviser's opinion are undervalued at the time of purchase. The Portfolio may also invest in other equity-related secu-rities consisting of convertible bonds, convertible preferred stocks, rights and warrants. The Adviser will select from a universe of 1100 companies of me-dium to large capitalization. Companies with market capitalization under $500 million will be limited to 10% of the Portfolio's total assets. Statistical measures are applied to screen for the companies with the best value charac-teristics such as below average price-to-earnings and price-to-book ratios, above-average dividend yield and strong financial stability. The process is differentiated from other value-oriented investment managers in the following ways: the use of normalized earnings to value cyclical companies, a focus on quality of earnings, investment in relative value, and concentration in industries/sectors having strong long-term fundamentals.

  As part of the multi-disciplined approach to capturing value, the Adviser strives to identify market sectors early in their cycle of fundamental im-provement, investor recognition and market exploitation. Industry fundamentals used in the decision making process are business trend analysis to analyze in-dustry and company fundamentals for the impact of changing worldwide product demand/supply, direction of inflation and interest rates, and expansion/contraction of business cycles. Following this phase, approximately 200 companies that have above-average statistical value and are in a sector identified as having positive fundamentals on a secular basis will be actively followed by the Adviser. Company visits and interviews with management provide the fundamental research to verify the value in these potential investments. The Adviser utilizes in-house research capabilities in addition to Wall Street and numerous independent firms for economic, industry and securities research. The Portfolio will be concentrated in those industries with positive fundamen-tals and likewise will minimize risk by avoiding industries with deteriorating secular fundamentals.

  The Adviser anticipates that the majority of the investments in the Portfo-lio will be in United States based companies. However, from time to time, shares of foreign based companies may be purchased if they pass the selection process outlined above. The Portfolio may invest up to 20% of its total assets in shares of foreign companies traded on U.S. exchanges or through sponsored and unsponsored ADRs which are U.S. domestic securities representing ownership rights in foreign companies. (See "FOREIGN INVESTMENTS" for a description of the risks involved.)

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, each Portfolio may invest a por-tion of its assets in domestic and foreign money market instruments including certificates of deposit, bankers' acceptances, time deposits, U.S. Government obligations, U.S. Government agency securities, short-term corporate debt se-curities, and commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or if unrated, determined by the Adviser to be of comparable quali-ty.

  Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of a Portfolio. Each Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by each Portfolio.

  The Fund has received permission from the SEC to deposit the daily uninvested cash balances of the Fund's Portfolios, as well as cash for invest-ment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collater-alized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By entering into these investments on a joint basis, a Portfolio may earn a higher rate of return on investments rela-tive to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPA-NIES.")

REPURCHASE AGREEMENTS

  Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securi-ties to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause a Portfolio to experience a loss or de-lay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collater-al. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and care-ful monitoring procedures. The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to in-vest in repurchase agreements on a joint basis. By entering into joint repur-chase agreements, a Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agreements. Each Portfolio's con-tribution would determine its return from a joint repurchase agreement. (See "SHORT-TERM INVESTMENTS.")

LENDING OF SECURITIES

  Each Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. A Portfolio will not loan securities to the extent that greater than one-third of its total assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is subject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Directors. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered by the Adviser in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Directors. The Portfolios will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES
  Each Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. Such transactions will be limited to no more than 10% of the equity portion of each Portfolio's assets. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be ex-pected to occur a month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the second-ary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it receives delivery or payment from the other party to any of the above transactions. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securi-ties purchased on a delayed delivery basis prior to the time delivery is made, although a Portfolio may earn income on securities it has deposited in a seg-regated account.

  Each Portfolio engages in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices--not to in-crease its investment leverage.

PORTFOLIO TURNOVER

  Portfolio turnover for the Small Cap Value and Special Equity Portfolios will be approximately 75% and 100%, respectively. In addition to Portfolio trading costs, higher rates (100% or more) of portfolio turnover may result in the realization of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxation). The Portfolios will not normally engage in short-term trading, but each reserves the right to do so. The tables set forth in "Financial Highlights" present the Balanced and Value Equity Portfolios' historical portfolio turnover rates.

INVESTMENT COMPANIES
  Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

FOREIGN INVESTMENTS
  Investing in foreign securities, including ADRs, may involve additional risks and considerations which are not typically associated with investing in securities issued by U.S. companies. Since stocks of foreign companies are normally de-nominated in foreign currencies, a Portfolio may be affected favorably or un-favorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

  As non-U.S. companies are not generally subject to uniform accounting, au-diting and financial reporting standards and practices comparable to those ap-plicable to U.S. companies, comparable information may not be readily avail-able about certain foreign companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. compa-nies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, in cer-tain foreign countries, there is the possibility of expropriation or confisca-tory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign is-suers.

  ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or pool of se-curities by a foreign issuer (the "underlying issuer") and deposited with the depositary. While ADRs are U.S. dollar-denominated, the underlying companies are still subject to the risks above.

  ADRs may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying is-suer. Holders of an unsponsored ADR generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited security or pool of securities.

FUTURES CONTRACTS AND OPTIONS
  In order to remain fully invested and to reduce transaction costs, the Spe-cial Equity Portfolio may invest in stock index, interest rate and currency futures contracts; related options on such futures contracts; and options on equity securities. These instruments are commonly referred to as "deriva-tives." Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, instrument or bas-ket thereof, at a specific future date and at a specified price. An option on a futures contract is a legal contract that gives the holder the right to buy or sell a specified amount of futures contracts at a fixed or determinable price upon the exercise of the option. The Portfolio may use these instruments to hedge against changes in securities prices, interest rates, or foreign cur-rency exchange rates or as part of its overall investment strategy. Because transaction costs associated with futures and options may be lower than the costs of investing in stocks and bonds directly, the use of futures and options to fa-cilitate cash flows may reduce the Portfolio's overall transaction costs.

  The Portfolio may buy or sell futures contracts and options and write cov-ered call and put options on a security, index or currency including futures and options traded on foreign exchanges and options not traded on exchanges. Over-the-counter options differ from exchange-traded options in that they are two party contracts negotiated between buyer and seller and generally do not have as much market liquidity as traded options. The Portfolio may be required to treat over-the-counter options purchased as illiquid as well as securities being used to cover certain written over-the-counter options. The Portfolio's SAI contains further information on each of these instruments and the risks associated with them.

  The Portfolio may enter into futures contracts and options for bona fide hedging purposes only and for other purposes (but not speculative) so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the Portfolio's total assets. The Portfolio will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the Fund's custodian bank consisting of cash, cash equivalents or liquid securities equal to the market value of the obligation under the futures contract or option.

  Futures and options can be volatile and involve various degrees and types of risk. If the Adviser judges market conditions incorrectly or employs a strat-egy that does not correlate well with the Portfolio's investments, use of futures contracts and options could result in a potentially unlimited loss that could exceed the amount originally deposited as initial margin. The Port-folio intends to enter into futures and options transactions only if there ap-pears to be a liquid secondary market for such futures or options. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Therefore, the Portfolio could suffer a loss if it is unable to liquidate its position. Futures and options transactions in foreign markets are subject to the risk factors associated with foreign investments generally. (See "FOREIGN INVESTMENTS" for a description of the risks involved.)

RESTRICTED SECURITIES
  Each Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Directors, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Portfolio's investment limitations. Each of the Portfolios may invest up to 15% of its net assets in illiquid securities. The prices realized from the sales of these securities could be more or less than those origi-nally paid by the Portfolio or less than what may be considered the fair value of such securities.

  Except as specified above and as described under "INVESTMENT LIMITATIONS," the foregoing investment policies are not fundamental and the Fund's Directors may change such policies without an affirmative vote of a majority of the out-standing voting securities of a Portfolio, as defined in the 1940 Act.

                            INVESTMENT LIMITATIONS

  Each Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of a single issuer (other than obligations issued by or guaranteed as to principal and interest by the U.S. government or any agency or instrumentality thereof);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies when the Portfolio adopts a temporary defensive position;

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act and the Rules and Regulations or inter-pretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 10% (33 1/3% for the Small Cap Value and Special Equity Portfolios) of the Portfolio's gross assets valued at the lower of market or cost, and
      (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% (33 1/3% for the Small Cap Value and Special Equity Portfo-lios) of its total assets at fair market value.

  The Portfolios' investment objectives and investment limitations (a), (b),
(d), (e) and (f)(i), set forth above, are fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of each Port-folio. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of a Portfolio's assets will not be considered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares of the Portfolios are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "VALUATION OF SHARES.") The required minimum initial investment for each Portfolio is $2,500. Certain exceptions may be permitted by the officers of the Fund.

  Shares of the Portfolios may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or differ-ent purchase and redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transac-tion fees and/or service fees paid by the Fund from the Fund assets attribut-able to the Service Agent, and which would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not avail-able to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfo-lio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents, or if applicable, their designees, that have entered into agreements with the Fund or its agent may enter confirmed purchase or redemp-tion orders on behalf of clients and customers, with payment to follow no later than a Portfolio's pricing on the following business day. If payment is not received by the Fund's sub-Transfer Agent, Chase Global Funds Services Company by such time, the Service Agent could be held liable for resulting fees or losses. A Portfolio may be deemed to have received a purchase or re-demption order when a Service Agent, or, if applicable, its authorized desig-nee, accepts the order. Orders received by the Fund in proper form will be priced at the Portfolio's net asset value next computed after they are ac-cepted by the Service Agent or its authorized designee. Service Agents are re-sponsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documenta-tion and money.

INITIAL INVESTMENTS

  BY MAIL

  . Complete and sign an Application and mail it, together with a check pay-able to "UAM Funds" to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined af-ter receipt. Payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment. The Fund will not accept third-party checks to pur-chase shares of a Portfolio. If you purchase shares by check, please be sure that your check is made payable to the "UAM Funds."

  BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. The call must be received prior to the close of regu-lar trading on the NYSE (generally 4:00 p.m. Eastern Time) to receive that day's price. An account number and a wire control number will then be provided to you. Next,

  . instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                          Ref: Portfolio Name
                                             -------------
                          Your Account Number
                                             -------------
                           Your Account Name
                                            -------------
                          Wire Control Number
                                             -------------

                (assigned by the UAM Funds Service Center)

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

  . To be sure that a bank wire order is received on the same day it is sent, an investor's bank should wire funds as early in the day as possi-ble. The bank sending funds may charge for this service. The Fund's agent reserves the right to charge investors for receipt of wired funds, but no charge is currently imposed by this service. It is necessary to obtain a new wire control number every time money is wired into an ac-count in a Portfolio. Wire control numbers are effective for one trans-action only and cannot be used more than once. Wired money that is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

ADDITIONAL INVESTMENTS
  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds") or by wiring monies to the Custodian Bank using the instructions outlined above. When mak-ing additional investments, be sure that your account number, account name, and the name of the Portfolio to be purchased are specified on the check or wire. Prior to wiring additional investments, notify the Fund by calling the number on the cover of this Prospectus. Mail orders should include, when pos-sible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

PURCHASE BY ACH

  If you have made this election, shares of a Portfolio may be purchased via Automated Clearing House ("ACH"). Investors purchasing via ACH should complete the appropriate sections of the Account Application and attach a voided check or deposit slip to the Account Application. This option must be established on your account at least 15 days prior to your initiating an ACH transaction. (See "SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN.")

OTHER PURCHASE INFORMATION

  Investments received by the close of trading on the NYSE (generally 4 p.m. Eastern Time) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund re-serves the right, in its sole discretion, to suspend the offering of shares of each Portfolio or to reject purchase orders when, in the judgment of manage-ment, such suspension or rejection is in the best interests of the Fund. The Portfolios are intended to be long-term investment vehicles and are not de-signed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Portfolio's performance and their shareholders. Accordingly, if the Fund's management de-termines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or in part any purchase re-quest, with request to such investor's account. Such investors also may be barred from purchasing other Portfolios of the Fund. Purchases of a Portfo-lio's shares will be made in full and fractional shares of the Portfolio cal-culated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as de-scribed in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. Shares is-sued in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for invest-ment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

    . at the time of the exchange, such securities are eligible for in-vestment by the Portfolio (current market quotations must be read-ily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of the securities exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolios may be redeemed by mail or telephone at any time at the net asset value next determined after receipt of the redemption request. No charge is made for redemptions. Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed); and

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instruction if the Fund or Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION

  The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the UAM Funds Service Center of a redemption request in proper form. Although the Fund will redeem shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a pe-riod of up to fifteen days after their purchase, pending determination that the check has cleared. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds. The Fund may suspend the right of redemption or post-pone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the SEC.

  If the Fund's Board of Directors determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may in-cur brokerage charges on the sale of portfolio securities so received in pay-ment of redemptions.

  The Portfolios reserve the right to liquidate any account that is below fifty percent of the required minimum initial investment amount for a Portfo-lio as set forth in the Prospectus, where the reduction in value has occurred due to a redemption or exchange out of the account. If at any time your total investment does not have a value of at least fifty percent of the required minimum initial investment amount, you may be notified that the value of your account is below the Portfolio's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the ac-
count is liquidated. Retirement ac     -
counts and certain other accounts will not be subject to automatic liquidation. Reductions in value that result solely from market activity will not trigger an involuntary redemption.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of each Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio. (See the list of Portfo-lios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives and policies of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading of the NYSE (generally 4:00 p.m.Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading will be processed on the next business day. The Fund may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request. If the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any ex-change request, with respect to such investor's account. Such investors also may be barred from exchanging into other Portfolios of the Fund. For addi-tional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE." An exchange into an-other UAM Funds' Portfolio is a sale of shares and may result in a gain or loss for income tax purposes.

AUTOMATIC INVESTMENT PLAN

  An Automatic Investment Plan permits shareholders of a Portfolio with a min-imum value of $2,500 or more to purchase shares automatically (minimum of $100 per transaction) at regular intervals selected by the shareholder. Provided the shareholder's bank or other financial institution allows automatic with-drawals, shares are purchased by transferring funds via the Automated Clearing House ("ACH"). Investments made through ACH will be automatically transferred from a shareholder's checking, bank money market or NOW account designated by the shareholder. Such withdrawals are made electronically, if the shareholder's bank or financial institution so permits, or by pre-authorized checks or drafts drawn on the shareholder's bank or other account. The bank or financial institution must be a member of ACH. At the shareholder's option, the account designated will be debited in the specified amount, and shares will be pur-chased monthly or quarterly.

  To establish an Automatic Investment Plan, a shareholder must complete the appropriate sections of the Account Application and mail it to Chase Global Funds Services Company. A shareholder may cancel his/her participation or change the amount of purchase at any time by mailing written notification to Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798 and notification generally will be effective three business days following re-ceipt. The Fund may modify or terminate this privilege at any time, or may charge a service fee, although no such fee currently is contemplated.

SYSTEMATIC WITHDRAWAL PLAN

  Any shareholder whose account balance totals at least $10,000 may establish a Systematic Withdrawal Plan under which an amount pre-determined by the shareholder (but at least $100) is automatically redeemed from the sharehold-er's account either monthly or quarterly. A shareholder may participate in the Systematic Withdrawal Plan by using ACH. Redemptions made through ACH will be automatically transferred to the shareholder's bank or other similar financial institution account or a properly designated third party. The bank or finan-cial institution must be a member of ACH. Redemptions ordinarily are made on the third business day of the month and payments ordinarily will be transmit-ted within five business days after the redemption date. Because the prices of Fund shares fluctuate, the number of shares redeemed to finance systematic withdrawal payments of a given amount will vary from payment to payment. If a shareholder owns shares in more than one Portfolio, the shareholder must des-ignate the Portfolio from which the redemptions under a Systematic Withdrawal Plan should be made. A Systematic Withdrawal Plan may be terminated or sus-pended at any time by the Fund. A shareholder may elect at any time, in writ-ing, to terminate participation in the Systematic Withdrawal Plan. Such writ-ten election must be sent to and received by the Fund before a termination be-comes effective. There is currently no charge to the shareholder for a System-atic Withdrawal Plan.

                              VALUATION OF SHARES

  The net asset value of each class of a Portfolio is determined by dividing the value of the Portfolio's assets attributable to the Class, less any lia-bilities attributable to the Class, by the total number of shares outstanding attributable to the Class. The net asset value per share of each class of each Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a U.S. securities exchange for which market quo-tations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a foreign exchange are valued at their closing price. Unlisted equity securi-ties and listed securities not traded on the valuation date for which market quotations are readily available are valued not exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolios measure performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Yield and total return are calcu-lated separately for each class of a Portfolio.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by a Portfolio with respect to Institutional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service, distribution fees and any additional transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

  Each Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolios' SAI. This information may also be included in sales literature and advertising.

  The Portfolios' Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. To receive an Annual Report, contact the UAM Funds Service Center at the address or phone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolios will normally distribute them annually.

  All dividends and capital gains distributions will be automatically rein-vested in additional shares of a Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES

  Each Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt generally from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, each Portfolio must, among other things, distribute substantially all of its ordi-nary income and net capital gains on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by a Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term or mid-term capital gains distributions are taxed as long-term or mid-term capital gains, as the case may be. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month and paid in January of the following year will be treated as if they had been paid by the Fund and received by the shareholders on De-cember 31.

  The Fund is required by federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by each Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce each Portfolio's dividends but are included in the taxable income reported on your tax statement if each Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

                              INVESTMENT ADVISER

  NWQ Investment Management Company was founded in 1982 and is located at 2049 Century Park East, 4th Floor, Los Angeles, California 90067. The Adviser is a wholly-owned subsidiary of UAM and provides investment management services to institutional and high net worth individuals. As of the date of this Prospec-tus, the Adviser had over $8 billion in assets under management.

  Under Investment Advisory Agreements dated as of January 24, 1994 and August 18, 1997, the Adviser manages the investment and reinvestment of the assets of the Portfolios. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Fund's Board of Directors.

  An Investment Committee of the Adviser is responsible for the day-to-day management of the Balanced, Small Cap Value and Value Equity Portfolios.

  JON D. BOSSE, CFA, Portfolio Manager of the Special Equity Portfolio, has been a Managing Director of NWQ Investment Management Company since 1996. From 1986 to 1996, Mr. Bosse was a Portfolio Manager and Director of Equity Re-search at ARCO Investment Management Company.

  As compensation for its services as an Adviser each Portfolio pays the Ad-viser an annual fee in monthly installments, calculated by applying the fol-lowing annual percentage rates to each Portfolio's average daily net assets for the month:

   Balanced Portfolio..................................................... 0.70%
   Small Cap Value Portfolio.............................................. 1.00%
   Special Equity Portfolio............................................... 0.85%
   Value Equity Portfolio................................................. 0.70%

  The Adviser may waive its advisory fees or assume operating expenses other-wise payable by a Portfolio in order to reduce the Portfolio's expense ratio. Until February 28, 1999, the Adviser has agreed to keep the total annual oper-ating expenses of the Balanced, Small Cap Value, Special Equity, and Value Eq-uity Portfolios' Institutional Class Shares from exceeding 1.00%, 1.20%, 1.15%, and 1.00%, respectively of average daily net assets. The Fund will not reimburse the Adviser for any advisory fees which are waived or Portfolio ex-penses which the Adviser may bear on behalf of the Portfolios for a given fis-cal year.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, a Portfolio or any Class of Shares of a Port-folio. Payments made for any of these purposes may be made from the paying entity's revenues, its profits or any other source available to it. When such service arrangements are in effect, they are made generally available to all qualified service providers.

  The Distributor, the Adviser, and certain of their affiliates also partici-pate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and shareholder services of its Consulting Group and receives .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's el-igible customer accounts in addition to amounts payable to all selling deal-ers. The Fund also compensates Smith Barney for services it provides to cer-tain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

                       ADVISER'S HISTORICAL PERFORMANCE

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Balanced Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment re-turns of the Balanced Portfolio may differ from those of the separately man-aged accounts because such separately managed accounts may have fees and ex-penses that differ from those of the Balanced Portfolio. Further, the sepa-rately managed accounts are not subject to investment limitations, diversifi-cation requirements and other restrictions imposed by the 1940 Act and Inter-nal Revenue Code; such conditions, if applicable, may have lowered the returns for the separately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an investor might achieve by investing in the Balanced Portfolio.

             NWQ INVESTMENT MANAGEMENT COMPANY--BALANCED STRATEGY
                  (PERCENTAGE RETURNS NET OF MANAGEMENT FEES)

                                                               NWQ
                                                            INVESTMENT
                                                            MANAGEMENT 60/30/10
YEARS THROUGH:                                               COMPANY    INDEX
--------------                                              ---------- --------
1982.......................................................    33.61%    23.62%
1983.......................................................    16.65%    16.72%
1984.......................................................     7.29%     9.43%
1985.......................................................    24.50%    26.14%
1986.......................................................    25.17%    16.78%
1987.......................................................     5.57%     5.80%
1988.......................................................    11.76%    12.91%
1989.......................................................    22.05%    24.01%
1990.......................................................     0.89%     1.56%
1991.......................................................    23.07%    23.68%
1992.......................................................     3.74%     7.26%
1993.......................................................    16.75%     9.70%
1994.......................................................    (3.25)%    0.21%
1995.......................................................    27.77%    28.46%
1996.......................................................    14.68%    14.92%
Year to Date through 9/30/97...............................    21.19%    19.77%
Annualized.................................................    15.51%    14.99%
Cumulative*................................................   869.50%   802.48%
Fifteen-Year Mean (1/1/82-12/31/96)........................    15.35%    14.75%
Value of $1 invested since inception (1/1/82-9/30/97)......    $9.69     $9.02

-----------
* Since inception 1/1/82.

Notes:
1. The ANNUALIZED RETURN is calculated from monthly data, allowing for com-pounding. The formula used is in accordance with the acceptable methods set forth by the Association for Investment Management Research, the Bank Ad-ministration Institute, and the Investment Counsel Association of America. Market value of the account was the sum of the account's total assets, in-cluding cash, cash equivalents, short term investments, and securities val-ued at current market prices.

2. The CUMULATIVE RETURN means that $1 invested in the composite account on January 1, 1982 had grown to $9.69 by September 30, 1997.
3. The FIFTEEN-YEAR MEAN is the arithmetic average of the annual returns for the calendar years listed.
4. The 60/30/10 INDEX is a weighted index comprised of 60% S&P 500 Index, 30% Lehman Brothers Government Corporate Index, 10% 3 Month Treasury Bills and is an unmanaged index which assumes reinvestment of dividends and is gener-ally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth above.

5. The Adviser's average annual management fee over the period shown (1/1/82-9/30/97) was .76% or 76 basis points. During the period, fees on the Advis-er's individual accounts ranged from .30% to 1.0% (30 basis points to 100 basis points). Net returns to investors vary depending on the management fee.

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Small Cap Value Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment returns of the Small Cap Value Portfolio may differ from those of the sepa-rately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Small Cap Value Portfolio. Further, the separately managed accounts are not subject to investment limitations, di-versification requirements and other restrictions imposed by the 1940 Act and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for the separately managed accounts. The results presented are not in-tended to predict or suggest the return to be experienced by the Portfolio or the return an investor might achieve by investing in the Small Cap Value Port-folio.

          NWQ INVESTMENT MANAGEMENT COMPANY--SMALL CAP VALUE STRATEGY
                  (PERCENTAGE RETURNS NET OF MANAGEMENT FEES)

                                             NWQ INVESTMENT RUSSELL    LIPPER
                                               MANAGEMENT    2000     SMALL CAP
QUARTERS THROUGH:                               COMPANY      INDEX   FUNDS INDEX
-----------------                            -------------- -------  -----------
3rd Qtr. '96................................      4.94%       0.34 %     1.26 %
4th Qtr. '96................................     11.19%       5.20 %    (0.95)%
1st Qtr. '97................................      3.57%      (5.17)%    (9.42)%
2nd Qtr. '97................................     18.02%      16.22 %    17.06 %
3rd Qtr. '97................................     20.68%      14.88 %    15.25 %
Cumulative*.................................     71.98%      33.64 %    22.57 %
Value of $1 invested during
  7/1/96-9/30/97............................     $1.72       $1.34      $1.23

-----------
* Since inception 7/1/96.

Notes:

1. The CUMULATIVE RETURN means that $1 invested in the composite account on July 1, 1996 had grown to $1.72 by September 30, 1997.
2. The RUSSELL 2000 INDEX consists of the 2,000 smallest of the 3,000 largest stocks. The list is rebalanced each year on June 30. If a stock is taken over or goes bankrupt, it is not replaced until rebalancing. Therefore, there can be fewer than 2,000 stocks in the Russell 2000 Index. The index is an equity market capitalization weighted index available from Frank Rus-sell & Co. on a monthly basis and is generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers above.
3. LIPPER SMALL CAP FUNDS INDEX--An index which by prospectus or portfolio practice invests primarily in companies with market capitalizations less than $1 billion at the time of purchase and is generally considered repre-sentative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers above.

4. The Adviser's average annual management fee over the period shown (7/1/96-9/30/97) was 1.0% or 100 basis points based on the maximum fee schedule for NWQ's equity accounts of 1.00% per annum. Net returns to investors vary de-pending on the management fee.

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, policies and strategies as those of the Special Equity Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment re-turns of the Special Equity Portfolio may differ from those of the separately managed accounts because such separately managed accounts may have fees and ex-penses that differ from those of the Special Equity Portfolio. Further, the separately managed accounts are not subject to investment limitations, diversi-fication requirements and other restrictions imposed by the 1940 Act and Inter-nal Revenue Code; such conditions, if applicable, may have lowered the returns for the separately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an investor might achieve by investing in the Special Equity Portfolio.

           NWQ INVESTMENT MANAGEMENT COMPANY--SPECIAL EQUITY STRATEGY
                  (PERCENTAGE RETURNS NET OF MANAGEMENT FEES)

                                           NWQ                         LIPPER
                                        INVESTMENT         S&P 400    CAPITAL
                                        MANAGEMENT S&P 500 MID CAP  APPRECIATION
QUARTERS THROUGH:                        COMPANY    INDEX   INDEX   FUNDS INDEX
-----------------                       ---------- ------- -------  ------------
4th Qtr. '96...........................   13.57%     8.34%   6.06 %     3.89%
1st Qtr. '97...........................    0.75%     2.68%  (1.49)%     0.74%
2nd Qtr. '97...........................   16.46%    17.37%  14.69 %    15.87%
3rd Qtr. '97...........................   16.88%     7.61%  16.08 %    14.12%
Cumulative*............................   55.76%    40.44%  39.10 %    38.39%
Value of $1 invested during
  10/1/96-9/30/97......................   $1.56     $1.40   $1.39      $1.38

-----------
* Since inception 10/1/96.

Notes:

1. The CUMULATIVE RETURN means that $1 invested in the composite account on October 1, 1996 had grown to $1.56 by September 30, 1997.
2. The S&P 500 INDEX is an unmanaged index which assumes reinvestment of divi-dends and is generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite perfor-mance numbers set forth above.
3. S&P 400 MID CAP INDEX consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.
4. LIPPER CAPITAL APPRECIATION FUNDS INDEX--An index which aims at maximum capital appreciation, frequently by means of 100% or more portfolio turn-over, leveraging, purchasing unregistered securities, purchasing options, etc.

5. The Adviser's imputed average annual management fee over the period shown (10/1/96-9/30/97) was 0.57% or 57 basis points, based on the fees paid by NWQ's special equity accounts. Net returns to investors vary depending on the management fee, which may be a maximum of 0.85% or 85 basis points.

  Below are certain performance data provided by the Adviser pertaining to a separately managed account that was managed by Mr. Bosse at ARCO Investment Management Company with substantially similar (although not necessarily iden-tical) objectives, policies and strategies as those of the Special Equity Portfolio. The investment returns of the Special Equity Portfolio may differ from those of the separately managed account because such separately managed account may have had fees and expenses that differ from those of the Special Equity Portfolio. Further, the separately managed account was not subject to investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for the separately managed account. During Mr. Bosse's tenure as the portfolio manager of the separately managed account, he was primarily responsible for the day-to-day management of the assets, and no other person had a significant role in achieving the separately managed account's performance. The Special Equity Portfolio and the separately managed account are separate investment vehicles. The results presented are not intended to predict or suggest the return to be experienced by the Special Equity Portfolio or the return an investor might achieve by investing in the Special Equity Portfolio.

                        ARCO VALUE EQUITY FUND RETURNS
                  (PERCENTAGE RETURNS NET OF MANAGEMENT FEES)

                                         ARCO                          LIPPER
                                        VALUE             S&P 400     CAPITAL
CALENDAR YEARS                          EQUITY  S&P 500   MID CAP   APPRECIATION
  THROUGH:                               FUND    INDEX     INDEX    FUNDS INDEX
--------------                          ------  -------   -------   ------------
1990...................................   0.74%  (3.10)%   (5.13)%      (4.36)%
1991...................................  53.57%  30.47 %   50.10 %      24.07 %
1992...................................  30.25%   7.62 %   11.91 %      14.41 %
1993...................................  19.71%  10.08 %   13.95 %      14.84 %
1994...................................   8.59%   1.32 %   (3.58)%      (3.65)%
1995...................................  38.54%  37.58 %   30.94 %      21.07 %
1996*..................................  12.56%  13.50 %   12.39 %      10.37 %
Annualized.............................  23.18%  13.63 %   15.05 %      10.88 %
Cumulative**........................... 308.50% 136.93 %  157.67 %     100.74 %
Value of $1 invested during
  1/1/90-9/30/96.......................  $4.08   $2.37     $2.58        $2.01

-----------
* Three quarters through 9/30/96. Mr. Bosse was a Portfolio Manager and Di-rector of Equity Research at ARCO Investment Management Company until Sep-tember 30, 1996.
** Inception 1/1/90 thru 9/30/96.

Notes:
1. The separately managed account managed by Mr. Bosse was for ARCO Investment Management Company. Mr. Bosse was the portfolio manager for the entire pe-riod indicated.

2. The CUMULATIVE RETURN means that $1 invested in the composite account on January 1, 1990 had grown to $4.08 by September 30, 1996.

3. The S&P 500 INDEX is an unmanaged index which assumes reinvestment of divi-dends and is generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite perfor-mance numbers set forth above.

4. S&P 400 MID CAP INDEX consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

5. LIPPER CAPITAL APPRECIATION FUNDS INDEX--An index which aims at maximum capital appreciation, frequently by means of 100% or more portfolio turn-over, leveraging, purchasing unregistered securities, purchasing options, etc.
7. The imputed average annual management fee over the period shown (1/1/90-9/30/96) was 1.00% or 100 basis points, based on the maximum fee schedule for NWQ's equity accounts of 1.00% per annum. Net returns to investors vary depending on the management fee.

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Value Equity Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment returns of the Value Equity Portfolio may differ from those of the separately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Value Equity Portfolio. Further, the separately managed accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and Internal Reve-nue Code; such conditions, if applicable, may have lowered the returns for separately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an in-vestor might achieve by investing in the Value Equity Portfolio.

           NWQ INVESTMENT MANAGEMENT COMPANY--VALUE EQUITY STRATEGY
                  (PERCENTAGE RETURNS NET OF MANAGEMENT FEES)

                                                           NWQ
                                                        INVESTMENT
                                                        MANAGEMENT  S&P 500
YEARS THROUGH:                                           COMPANY     INDEX
--------------                                          ----------  --------
1982...................................................     45.24%     21.54%
1983...................................................     22.06%     22.55%
1984...................................................      7.05%      6.27%
1985...................................................     29.70%     31.73%
1986...................................................     26.59%     18.66%
1987...................................................     (0.24)%     5.25%
1988...................................................     19.51%     16.61%
1989...................................................     33.33%     31.69%
1990...................................................     (2.21)%    (3.10)%
1991...................................................     29.54%     30.47%
1992...................................................      1.31%      7.62%
1993...................................................     17.50%     10.08%
1994...................................................      (.79)%     1.32%
1995...................................................     30.91%     37.58%
1996...................................................     22.26%     22.96%
Year to Date through 9/30/97...........................     30.60%     29.93%
Annualized.............................................     19.00%     17.86%
Cumulative*............................................  1,448.88%  1,230.72%
Fifteen-Year Mean (1/1/82-12/31/96)....................     18.78%     17.42%
Value of $1 invested since inception during fifteen
  years (1/1/82-9/30/97)...............................    $15.49     $13.31

-----------
* Since inception 1/1/82.

Notes:

1. The CUMULATIVE RETURN means that $1 invested in the composite account on January 1, 1982 had grown to $18.78 by September 30, 1997.

2. The FIFTEEN-YEAR MEAN is the arithmetic average of the annual returns for the calendar years listed.

3. The S&P 500 INDEX is an unmanaged index which assumes reinvestment of divi-dends and is generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite perfor-mance numbers set forth above.

4. The Adviser's average annual management fee over the period shown (1/1/82-9/30/97) was 1.0% or 100 basis points. Based on the maximum fee schedule for NWQ's equity and balanced accounts of 1.0% per annum. Net returns to investors vary depending on the management fee.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated June 30, 1997. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio specific fees are calculated from the aggregate net assets of each Portfolio:

                                                                           RATE
                                                                           ----
   Balanced Portfolio..................................................... 0.06%
   Small Cap Value Portfolio.............................................. 0.04%
   Special Equity Portfolio............................................... 0.04%
   Value Equity Portfolio................................................. 0.04%

CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined UAM Funds net assets;

  0.11 of 1% of the next $800 million of combined UAM Funds net assets;

  0.07 of 1% of combined UAM Funds net assets in excess of $1 billion but less than $3 billion;

  0.05 of 1% of combined UAM Funds net assets in excess of $3 billion.

  Fees are allocated among each Portfolio of the Fund on the basis of its rel-ative assets and are subject to a graduated minimum fee schedule per Portfo-lio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Portfo-lios' Institutional Class Shares offered in this Prospectus. The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Directors. Those approving the Agreement must include a majority of Directors who are not parties to the Agreement or interested persons of any such party. The Agreement provides that the Fund will bear costs of registra-tion of its shares with the SEC as well as the printing of its Prospectuses, its SAIs and its reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements authorize the Adviser to select the brokers or deal-ers that will execute the purchases and sales of investment securities for the Portfolios. These Agreements direct the Adviser to use its best efforts to ob-tain the best available price and most favorable execution for all transac-tions of the Portfolios. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Portfolios in addition to required broker services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, pro-vided that such commissions are paid in compliance with the Securities Ex-change Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients.

  Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securi-ties will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for al-locating such transactions, allocations are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc." On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Board of Directors to issue three billion shares of common stock, with a $.001 par value. The Directors have the power to designate one or more series ("Portfolios") or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. The Board of Directors may create ad-ditional Portfolios and Classes of shares of the Fund in the future at its discretion.

  The shares of each Portfolio and Class of the Fund are fully paid and nonas-sessable and have no preference as to conversion, exchange, dividends, retire-ment or other features and have no pre-emptive rights. The shares of each Portfolio and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund.


  Both Institutional Class and Institutional Service Class Shares represent interests in the same assets of a Portfolio. Service Class Shares bear certain expenses related to shareholder servicing, and may bear expenses related to distribution. Service Class shares have exclusive voting rights for matters relating to such distribution expenditures. The Board of Directors of the Fund has authorized a third class of shares, Advisor Class Shares, which is not currently being offered by these Portfolios. Information about the Service Class Shares of the Portfolios is available upon request by contacting the UAM Funds Service Center.

  As of December 24, 1997, CNA Trust Corporation, Costa Mesa, CA, held of rec-ord 92.4% of the outstanding shares of the NWQ Small Cap Value Portfolio, and 99.5% of the outstanding shares of the NWQ Special Equity Portfolio, for which ownership is disclaimed or presumed disclaimed; and Chase Manhattan Bank, New York, NY held of record 100% of the outstanding shares of the NWQ Value Equity Portfolio, for which ownership is disclaimed or presumed disclaimed. The per-sons or organizations owning 25% or more of the outstanding shares of a Port-folio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter re-quiring the approval of shareholders of such Portfolio. Both Institutional Class and Institutional Service Class Shares represent an interest in the same assets of a Portfolio. Service Class Shares which bear certain expenses re-lated to shareholder servicing, may bear expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relat-ing to such distribution expenditures. Information about the Service Class Shares of the Portfolios is available upon request by contacting the UAM Funds Service Center.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS
  Price Waterhouse LLP serves as the independent accountants for the Fund.

REPORTS
  Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or phone number listed on the cover of this Prospectus.


  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RE-LIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CON-STITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio
 BHM&S Total Return Bond Portfolio
 Chicago Asset Management Intermediate Bond Portfolio
 Chicago Asset Management Value/Contrarian Portfolio
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio
 DSI Balanced Portfolio
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio
 FMA Small Company Portfolio
 FPA Crescent Portfolio
 Hanson Equity Portfolio
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio
 IRC Enhanced Index Portfolio
 Jacobs International Octagon Portfolio

 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio
 McKee Small Cap Equity Portfolio

 McKee U.S. Government Portfolio
 MJI International Equity Portfolio
 NWQ Balanced Portfolio
 NWQ Small Cap Value Portfolio
 NWQ Special Equity Portfolio
 NWQ Value Equity Portfolio
 Rice, Hall, James Small Cap Portfolio
 Rice, Hall, James Small/Mid Cap Portfolio

 Sirach Bond Portfolio
 Sirach Equity Portfolio
 Sirach Growth Portfolio

 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio

 SAMI Preferred Stock Income Portfolio
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Small Cap Value Portfolio

 TS&W Balanced Portfolio
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

                     APPLICATION INSTITUTIONAL CLASS SHARES
UAM FUNDS

REGULAR MAIL: UAM Funds
              P.O. Box 2798
              Boston, MA 02208-2798


Express Mail: UAM Funds
              73 Tremont Street, 9th Floor
              Boston, MA 02108-3913

FOR HELP WITH THIS APPLICATION, OR FOR MORE INFORMATION, CALL US TOLL FREE: 1-800-638-7983.

                   Distributed by UAM Fund Distributors, Inc.

  1   YOUR ACCOUNT REGISTRATION (Check one box.)

 [_]  Individual or Joint Account


      --------------------------------------------------------------------------
      Owner's Name: First, Initial, Last

                                                            -     -
                                                  ------------------------------
                                                  Owner's Social Security Number


      --------------------------------------------------------------------------
      Joint Owner's Name: First, Initial, Last

                                                         -     -
                                            ------------------------------------
                                            Joint Owner's Social Security Number

      Joint accounts will be registered joint tenants with right of survivorship unless otherwise indicated.


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
 [_] Trust         [_] Exempt         [_] Non-Exempt         [_] Qualified Plan


      -------------------------------------------------------------------------
      Trustee(s)' Name


      -------------------------------------------------------------------------
      Name of Trust Agreement


      -------------------------------------------------------------------------
      Beneficiary's Name

           -
      -----------------------                  --------------------------------
      Taxpayer's ID                            Date of Trust Agreement

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

 [_]  Custodial/Gift to Minors


      -------------------------------------------------------------------------
      Custodian's Name: First, Initial, Last


      -------------------------------------------------------------------------
      Minor's Name: First, Initial, Last


      -------------------------------------------------------------------------
      Minor's Social Security Number


      -------------------------------------------------------------------------
      Minor's State of residence

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

 [_]  *Corporation, Partnership or Other Entity

      Type:   [_]    Corp.    [_]     Partnership     [_]     Other


      -------------------------------------------------------------------------
      Name of Corp. or Other Entity


           -                       [_] Exempt      [_] Non-Exempt
      ---------------------
      Taxpayer ID Number

      * Please enclose a corporate resolution which identifies individuals authorized to conduct transactions in this account.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
  2   ADDRESS


      -------------------------------------------------------------------------
      Street or P.O. Box Number


      -------------------------------------------------------------------------
      City                      State                          Zip Code

      (      )                                 (      )
      ------------------------------------     --------------------------------
      Daytime Phone                            Evening Phone


      Citizenship: [_]  U.S.  [_]  Resident-   [_]  Non-
                                   Alien            Resident
                                                    Alien

                          -------------------
                            Specify Country

  3   INVESTMENT

Fill in the name of the Portfolio EXACTLY AS IT APPEARS ON THE FRONT OF THE PROSPECTUS.

                                             Fund Code

__________________________________________   _________   $______________

__________________________________________   _________   $______________

                                    TOTAL                $______________


  4   METHOD OF PAYMENT

 A.[_] Check (payable to UAM Funds) An Account No. will be assigned.
 B.[_] This application confirms my prior wire purchase on (date): _____________ I was assigned the following wire reference control number:____________________

  5   DIVIDEND & CAPITAL GAINS
 Unless otherwise instructed, all distributions will be reinvested in additional shares.

  All dividends are to be         [_] reinvested       [_] paid in cash

  All capital gains are to be     [_] reinvested       [_] paid in cash


  6   ADDITIONAL INFORMATION


--------------------------------------------------------------------------------
Owner's Occupation                                  Owner's Date of Birth


--------------------------------------------------------------------------------
Employer's Name


--------------------------------------------------------------------------------
Employer's Address


--------------------------------------------------------------------------------
Joint Owner's Occupation                          Joint Owner's Date of Birth


--------------------------------------------------------------------------------
Joint Owner's Employer's Name


--------------------------------------------------------------------------------
Joint Owner's Employer's Address



  7   BROKER-DEALER/FINANCIAL PLANNER INFORMATION


-------------------------------------      -------------------------------------
Dealer Name                                Address of office servicing
(as it appears on Selling Group              account
      Agreement)


-------------------------------------      -------------------------------------
Address of home office                     City          State        Zip Code



-------------------------------------      -------------------------------------
City        State       Zip Code           Representative's Name, Number,
                                               Branch Number


-------------------------------------      -------------------------------------
Authorized signature of dealer             Representative's telephone number


  For Internal Use Only

 Source: _________________

 Code: ___________________


  8   INTERESTED PARTY:

 In addition to the account statement sent to your registered address, you may also have a Monthly Consolidated Statement Mailed to up to ten (10) interested parties (tax adviser, 401(k) Plan Administrator, Financial Planner, etc.). Please add a sheet with additional interested party names and addresses.


--------------------------------     ---------------------------------------
            Name                             Firm Name (if applicable)


--------------------------------------------
                Address


--------------------------------------   ----------------   -----------------
                City                           State            Zip Code


  9   AUTOMATIC INVESTMENT PLAN (AIP)

 An account balance of at least $2,500 is required.

 I hereby authorize and direct the agent to draw on my (our) bank account on a periodic basis, as indicated in section 11, for investment in my (our) account. Attached is a voided check of the bank account I/we wish to use (Initial investments may not be made through the Automatic Investment Plan.) Please note this privilege will be effective 15 days after UAM Funds receives this application. If no date is chosen below, your bank account will be debited on the 15th of the month.

 PREFERRED INVESTMENT SCHEDULE (PLEASE CHECK ONE):

 [_]  Monthly     [_]  Quarterly     [_]  Semi-Annually     [_]  Annually

 Begin investment on (Enter month/year):________________________________

 Debit My (Our) Bank Account and Invest as Follows ($100 Minimum Per Account):



                                                         $
 -------------------------------------------------------------------------------
 Fund                                                     Amount


                                                         $
 -------------------------------------------------------------------------------
 Fund                                                     Amount


                                                         $
 -------------------------------------------------------------------------------
 Fund                                                     Amount


              Please be sure to complete the back of this form.


                           UAM Funds Service Center

  10  SYSTEMATIC WITHDRAWAL PLAN (SWP)

 An account balance of at least $10,000 is required.

 PREFERRED WITHDRAWAL SCHEDULE:


 [_]  Monthly     [_]  Quarterly     [_]  Semi-Annually     [_]  Annually

                                                         [_] 1st or [_] 15th
 -------------------------------------------------------------------------------
 BEGIN WITHDRAWALS ON (ENTER MONTH/YEAR)                     DAY OF MONTH

 I Elect to Receive a Periodic Payment of ($100 Minimum per account):


                                                           $
 -------------------------------------------------------------------------------
 Fund                                                      Amount


                                                           $
 -------------------------------------------------------------------------------
 Fund                                                      Amount


                                                           $
 -------------------------------------------------------------------------------
 Fund                                                      Amount



--------------------------------------------------------------------------------
  11  BANK INFORMATION
--------------------------------------------------------------------------------

 FOR ACH, WIRE REDEMPTIONS, AIP AND SWP

 Your bank account information must be on file in order to exercise telephone investment privileges. The account name(s) below must match exactly at least one name in section 1. A blank, voided check is necessary to provide account and bank routing information and must accompany this application.


 -------------------------------------------------------------------------------
 Name of Bank                                                      ABA number

                                                    [_] checking    [_] savings
 -------------------------------------------------------------------------------
 Account Number                                                  Account Type

 -------------------------------------------------------------------------------
 Bank Address   City   State   Zip Code

 Return the following to the address below:

  1.  This completed application.
  2.  Voided bank check or deposit slip if applicable.
  3.  One check made payable to:

      UAM Funds

 Send to: UAM Funds
          P.O. Box 2798
          Boston MA 02208-2798

--------------------------------------------------------------------------------
  12  TELEPHONE REDEMPTION AND EXCHANGE
--------------------------------------------------------------------------------

I/We authorize Chase Global Funds Services Company to honor any request(s) believed to be authentic for the following:

[_] Telephone Exchange             [_] Telephone Redemption

    [_] a. Mail proceeds to name and address in which account is registered.
    [_] b. Wire redemption proceeds to bank indicated below.

               A VOIDED CHECK OR DEPOSIT SLIP MUST BE ATTACHED.

 -------------------------------------------------------------------------------
 Bank Name

 -------------------------------------------------------------------------------
 Bank Address
                                    (    )
 --------------------------------   --------------------------------------------
 Account Number                     Bank Phone

 -------------------------------------------------------------------------------
 Name(s) in which Account is Registered

 -------------------------------------------------------------------------------
 Bank Transit Routing Number (ABA #)

--------------------------------------------------------------------------------

  13  SIGNATURE(S)
--------------------------------------------------------------------------------

 [_] I/We have full authority and legal capacity to purchase Fund shares.

 [_] I/We have received the current Prospectus of the Portfolio(s) and agree to be bound by its (their) terms.

--------------------------------------------------------------------------------
 [_] UNDER PENALTY OF PERJURY, I/WE ALSO CERTIFY THAT --

     A. THE NUMBER SHOWN ON THIS FORM IS A CORRECT TAXPAYER ID NUMBER OR SOCIAL SECURITY NUMBER.

     B. I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (I) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (II) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. (CROSS OUT ITEM "B" IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.)
--------------------------------------------------------------------------------

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

----------------------------------------------------------   -------------------
Signature (Owner, Trustee, etc.)                             Date

----------------------------------------------------------   -------------------
Signature (Joint Owner, Co-trustee, etc.)                    Date




================================================================================
                           APPLICATION INSTRUCTIONS
-------------------------------------------------------------------------------
 IF YOU NEED ASSISTANCE, A REPRESENTATIVE OF UAM FUNDS WILL BE PLEASED TO HELP
                 YOU. OUR TOLL-FREE NUMBER IS 1-800-638-7983.
-------------------------------------------------------------------------------

   NEW ACCOUNT APPLICATION. An account can be registered as only one of the
   -----------------------
   following:

 . individual      Supply the Social Security Number of the registered account
 . joint tenants   owner who is to be taxed.

 . Custodial/Gift  Supply minor's Social Security Number.
  to Minor

 . a trust         Supply the Taxpayer Identification Number of the legal entity
 . a corporation, or organization that will report income and/or capital gains. partnership, organization, fiduciary

Please check the box that corresponds with the type of account you are opening and fill in the required information exactly as you wish it to appear on the account.

Redemption Authorizations. Corporations, other organizations, trusts and fidu-ciaries will be required to furnish additional paperwork to authorize redemp-tions. Call a representative of UAM Funds at 1-800-638-7983 for more informa-tion.


   Your Mailing Address. Please be sure to provide us with the address at
   --------------------
   which you wish to receive your mail.

   Your Investment. Please be sure to indicate the total amount invested. For
   ---------------
   more than two investments, please attach a separate sheet or an additional application.

   Establishing Your Account.
   -------------------------
   A. Section 4A lets you open your account by check. Your check(s) should be made payable to UAM Funds. Be sure to enclose your check(s) with this ap-plication.

   B. If you are confirming a new Fund purchase previously made by wire, be sure to fill in Section 4B and provide the wire reference control number you were assigned at the time of this purchase. A completed application must follow all wire purchases.

   All applications are subject to acceptance by UAM Funds.


   Receiving Your Dividends and Capital Gains. Check the distribution option
   ------------------------------------------
   you prefer. If you do not select an option, all dividends and capital gains will be reinvested in your account.

   Employment Information. It is required by the National Association of Se-
   -------------------------------------------------------------------------
   curities Dealers, Inc. to request this information.
   --------------------------------------------------

   Interested Party/Broker-Dealer. In addition to the account statement sent
   ------------------------------
   to your registered address, you may also have a monthly consolidated statement mailed to up to ten (10) interested parties. You may add a sheet with additional interested party names and addresses. This section should also be completed if you are investing through a Broker-Dealer.

                              --IMPORTANT--

   REGULAR MAIL:  UAM Funds
                  P.O. Box 2798
                  Boston, MA 02208-2798

   EXPRESS MAIL:  UAM Funds
                  73 Tremont Street, 9th Floor
                  Boston, MA 02108-3913

   MORE QUESTIONS? Call a representative of UAM Funds at 1-800-638-7983.

   Telephone Redemption and Exchange. Telephone redemption proceeds mailed to
   ---------------------------------
   a shareholder will be sent only to the address listed on the account. The Funds' bank wire feature is available for redeeming out of your Fund ac-count to your bank account. Be sure to check with your bank for proper wiring instructions. The Funds require the transit/routing number of your bank or its correspondent if your bank is unable to receive wires direct-ly. Please complete Section 11 to add the bank wire feature.

   Telephone exchanges may be made only if a Fund holds all share certifi-cates and if the registration of the two accounts will be identical.


   Your Signature(s). Please be sure to sign this application. If the account is registered in the name of:

   .an individual, the individual should sign

   .joint tenants, both should sign

   .a trust or other fiduciary, the fiduciary or fiduciaries should sign (please indicate capacity)

   .a corporation or other organization, an officer should sign (please indi-cate corporate office or title)

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  NWQ Investment Management Company
  2049 Century Park East, 4th Floor
  Los Angeles, CA 90067
  (310) 712-4000

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110



  PROSPECTUS

  January 22, 1998

  UAM Funds

  The NWQ Portfolios

  Institutional Service
  Class Shares


P R O S P E C T U S



                      January 22, 1998

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   4
Risk Factors...............................................................   5
Financial Highlights.......................................................   6
Investment Objectives......................................................   8
Investment Policies........................................................   8
Other Investment Policies..................................................  12
Investment Limitations.....................................................  18
Purchase of Shares.........................................................  19
Redemption of Shares.......................................................  23
Service and Distribution Plans.............................................  25
Valuation of Shares........................................................  28
Performance Calculations...................................................  29
Dividends, Capital Gains Distributions and Taxes...........................  30
Investment Adviser.........................................................  31
Adviser's Historical Performance...........................................  32
Administrative Services....................................................  39
Distributor................................................................  40
Portfolio Transactions.....................................................  40
General Information........................................................  41
UAM Funds -- Institutional Service Class Shares............................  43

UAM FUNDS                                    THE NWQ PORTFOLIOS

                                             INSTITUTIONAL SERVICE CLASS SHARES

-------------------------------------------------------------------------------

                      PROSPECTUS -- JANUARY 22, 1998

  UAM Funds, Inc. (the "Fund") is an open-end, management investment company, known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios"), each of which has different investment objectives and policies. The Portfolios offered by this Prospectus presently offer two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro rata in-terests in the Portfolios and accrue dividends in the same manner, except that Service Class Shares bear fees payable by that class (at a rate of .40% per annum) to financial institutions for services they provide to the owners of such shares. The securities offered hereby are shares of the Service Class Shares of four diversified Portfolios of the Fund managed by NWQ Investment Management Company.
  NWQ BALANCED PORTFOLIO. The objective of the NWQ Balanced Portfolio (the "Balanced Portfolio") is to achieve consistent, above-average returns with minimum risk to principal by investing primarily in a combination of invest-ment grade fixed income securities and common stocks of companies with above-average statistical value which are in fundamentally attractive industries and which, in the Adviser's opinion, are undervalued at the time of purchase.
  NWQ SMALL CAP VALUE PORTFOLIO. The objective of the NWQ Small Cap Value Portfolio (the " Small Cap Value Portfolio") is to achieve long-term capital appreciation by investing primarily in small capitalization common stocks and other equity securities which, in the Adviser's opinion, are undervalued at the time of purchase.
  NWQ SPECIAL EQUITY PORTFOLIO. The objective of the NWQ Special Equity Port-folio (the "Special Equity Portfolio") is to achieve long-term capital appre-ciation by investing primarily in the common stock and other equity securities of companies which, in the Adviser's opinion, are undervalued at the time of purchase and offer the potential for above-average capital appreciation.
  NWQ VALUE EQUITY PORTFOLIO. The objective of the NWQ Value Equity Portfolio (the "Value Equity Portfolio") is to achieve consistent, superior total return with minimum risk to principal by investing primarily in common stocks with above-average statistical value which are in fundamentally attractive indus-tries and which, in the Adviser's opinion, are undervalued at the time of pur-chase.

  There can be no assurance that any of the Portfolios will achieve its stated objective.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission (the "SEC"). The SAI is dated January 22, 1998 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at 1-800-638-7983.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table illustrates the expenses and fees that shareholders of the Portfolios' Service Class Shares will incur. The Fund does not charge shareholder transaction fees. However, transaction fees may be charged if a broker-dealer or other financial intermediary who has established a Share-holder servicing relationship with the Fund on behalf of its customers. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

                                               SMALL CAP    SPECIAL EQUITY
                              BALANCED      VALUE PORTFOLIO   PORTFOLIO      VALUE EQUITY
                          PORTFOLIO SERVICE  SERVICE CLASS  SERVICE CLASS  PORTFOLIO SERVICE
                            CLASS SHARES        SHARES          SHARES       CLASS SHARES
                          ----------------- --------------- -------------- -----------------
Sales Load Imposed on
  Purchases.............        NONE             NONE            NONE            NONE
Sales Load Imposed on
  Reinvested Dividends..        NONE             NONE            NONE            NONE
Deferred Sales Load.....        NONE             NONE            NONE            NONE
Redemption Fees.........        NONE             NONE            NONE            NONE
Exchange Fee............        NONE             NONE            NONE            NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                               SMALL CAP    SPECIAL EQUITY
                              BALANCED      VALUE PORTFOLIO   PORTFOLIO      VALUE EQUITY
                          PORTFOLIO SERVICE  SERVICE CLASS  SERVICE CLASS  PORTFOLIO SERVICE
                            CLASS SHARES        SHARES          SHARES       CLASS SHARES
                          ----------------- --------------- -------------- -----------------
Investment Advisory Fees
  (After Fee Waivers)...        0.48 %+          0.83 %+         0.78 %+         0.00 %+
12b-1 Fees (Including
  Shareholder
  Servicing Fees)**.....        0.40 %           0.40 %          0.40 %          0.40 %
Other Expenses (After
  Expenses Assumed).....        0.25 %           0.22 %          0.22 %          0.00 %
  Administrative Fees...        0.27 %           0.15 %          0.15 %          1.00 %
                                ----             ----            ----            ----
Total Operating Expenses
  (After Fee Waivers and
  Expenses Assumed).....        1.40 %+*         1.60 %+*        1.55 %+*        1.40 %+*
                                ====             ====            ====            ====

-----------

 + Until February 28, 1999, the Adviser has voluntarily agreed to waive all or part of its advisory fee for each Portfolio and to assume operating ex-penses otherwise payable by the Portfolios, if necessary, in order to keep the total annual operating expenses for the Balanced, Small Cap Value, Spe-cial Equity and Value Equity Portfolios' Service Class Shares from exceed-ing 1.40%, 1.60%, 1.55% and 1.40%, respectively, of average daily net as-sets. It is estimated that without waiving fees and assuming expenses, the Investment Advisory Fees, Other Expenses and Total Annual Operating Ex-penses for the Balanced and Value Equity Portfolios' Service Class Shares for the fiscal year ended October 31, 1997 would have been 0.70%, 0.25% and 1.62%, respectively, and 0.70%, 1.38% and 4.23%, respectively, of average daily net assets. The Small Cap Value and Special Equity Portfolios' Serv-ice Class Shares were not yet operational as of October 31, 1997. The Fund will not reimburse the Adviser for advisory fees waived or for expenses that the Adviser may bear on behalf of the Portfolios for a given fiscal year.

 * The Total Operating Expenses includes the effect of expense offsets. If ex-pense offsets were excluded, the Total Operating Expenses of the Balanced and Value Equity Portfolios' Service Class Shares would not have differed from the figures shown in the table. The Small Cap Value and Special Equity Portfolios' Service Class Shares were not yet operational as of October 31, 1997.
** The Service Class Shares may bear service fees of 0.25% and distribution fees and expenses of up to 0.15%. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. (See "SERVICE AND DISTRIBUTION PLANS.")

  The table above shows various fees and expenses an investor would bear di-rectly or indirectly. The expenses and fees illustrated above are based on the operations of the Balanced and Value Equity Portfolios' Institutional Class Shares during the fiscal year ended October 31, 1997, except that such infor-mation has been restated to reflect 12b-1 fees. The fees and expenses for the Small Cap Value and Special Equity Portfolios' Service Class Shares are esti-mates based on the assumption that each Portfolio's Service Class Shares will have average net assets of $25 million. It is estimated that without waiving fees the Total Operating Expenses of the Small Cap Value and Special Equity Portfolios' Service Class Shares would be 1.77% and 1.62%, respectively, of average daily net assets.

EXAMPLE
  The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Portfolios charge no redemption fees of any kind.

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
   Balanced Portfolio Service Class Shares....  $14     $44     $77     $168
   Small Cap Value Portfolio Service Class
     Shares...................................  $16     $50       *        *
   Special Equity Portfolio Service Class
     Shares...................................  $16     $49       *        *
   Value Equity Portfolio Service Class
     Shares...................................  $14     $44     $77     $168

-----------

* As the Special Equity Portfolio's Service Class Shares commenced operations as of November 7, 1997, the Fund has not projected expenses beyond the three year period shown. As of the date of this prospectus, the Small Cap Value Portfolio has not commenced operations, and therefore has not projected ex-penses beyond the three year period shown.

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

NOTE TO EXPENSE TABLE
  The information set forth in the above table and example relates only to Service Class Shares of the Portfolios, which shares are subject to different total fees and expenses than Institutional Class Shares. Broker-dealers or other financial intermediaries ("Service Agents") may charge other fees to their customers who are beneficial owners of Service Class Shares in connec-tion with their customer accounts. See "SERVICE AND DISTRIBUTION PLANS."

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER

  NWQ Investment Management Company (the "Adviser"), an investment counseling firm established in 1982, serves as investment adviser to the NWQ Portfolios. The Adviser presently manages $8 billion in assets for institutions and high net worth individuals. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commis-sion. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment for each Portfolio is $2,500. The minimum for subsequent investments is $100. Certain exceptions to the initial minimum in-vestment amounts may be permitted by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. Each Portfolio will also distribute any realized net capital gains annually. Distributions will be reinvested in each Portfolio's shares unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES

  Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. Shares of each Portfolio may be exchanged for shares of the same class of any other portfolio of the UAM Funds. (See "REDEMPTION OF SHARES" and "EX-CHANGE PRIVILEGE.")

ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministration, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolios' shares can be expected to fluctuate in response to changes in market and economic conditions as well as the financial condi-tions and prospects of the issuers in which the Portfolios invest. Prospective investors should consider the following: (1) The Balanced and Special Equity Portfolios may each invest in securities rated lower than Baa by Moody's In-vestors Services, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Serv-ices ("S&P"). These securities carry a high degree of credit risk, and are considered speculative by the major credit rating agencies and are sometimes referred to as "junk bonds" (See "INVESTMENT POLICIES"); (2) The fixed income securities held by the Balanced and Special Equity Portfolios will be affected by general changes in interest rates that may result in an increase or de-crease in the value of the obligations held by the Portfolios. The value of the securities held by the Portfolios can be expected to vary inversely with the changes in interest rates; as interest rates decline, market value tends to increase and vice versa; (3) Each Portfolio may invest in securities of foreign issuers which may involve greater risks than investments in domestic securities, such as foreign currency risks (See "INVESTMENT POLICIES" and "FOREIGN INVESTMENTS"); (4) Common stock of companies which have small market capitalization, in which the Small Cap Value Portfolio will invest, may ex-hibit greater market volatility than common stock of companies with larger capitalization; (5) The Special Equity Portfolio may invest a portion of its assets in derivatives including futures contracts and options (See "FUTURES CONTRACTS AND OPTIONS") and (6) Each Portfolio may use various investment practices including investing in repurchase agreements, when-issued, forward delivery and delayed settlement securities and lending of securities. (See "OTHER INVESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS
                             SERVICE CLASS SHARES

  The following tables provide selected per share information for a share out-standing throughout each period presented of the Balanced and Value Equity Portfolios' Service Class Shares and are part of the Portfolios' Financial Statements, which are included in the Portfolio's 1997 Annual Report to Share-holders. The Financial Statements are included in the Portfolio's SAI. The Portfolios' Financial Statements have been audited by Price Waterhouse LLP and their unqualified opinion on the Financial Statements is also included in the SAI. Please read the following information in conjunction with the Portfolio's 1997 Annual Report to Shareholders. The Small Cap Value and Special Equity Portfolios' Service Class Shares were not operational as of October 31, 1997.

                                                    BALANCED PORTFOLIO
                                                          SERVICE
                                                       CLASS SHARES
                                            -----------------------------------
                                                             JANUARY 22, 1996**
                                               YEAR ENDED            TO
                                            OCTOBER 31, 1997  OCTOBER 31, 1996
                                            ---------------- ------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......     $ 12.37           $ 11.57
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income....................        0.26              0.21
  Net Realized and Unrealized Gain (Loss)
    on Investments.........................        2.47              0.78
                                                -------           -------
    Total from Investment Operations.......        2.73              0.99
                                                -------           -------
DISTRIBUTIONS
  Net Investment Income....................       (0.25)            (0.19)
  Net Realized Gain........................       (0.05)              --
                                                -------           -------
    Total Distributions....................       (0.30)            (0.19)
                                                -------           -------
NET ASSET VALUE, END OF PERIOD.............     $ 14.80           $ 12.37
                                                =======           =======
TOTAL RETURN+..............................       22.39%             8.60%#
                                                =======           =======
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (Thousands)....     $41,421           $19,999
  Ratio of Expenses to Average Net Assets..        1.40%             1.41%*
  Ratio of Net Investment Income to Average
    Net Assets.............................        1.89%             2.39%*
  Portfolio Turnover Rate..................          20%               31%
  Average Commission Rate..................     $0.0619           $0.0717
  Voluntary Waived Fees and Expenses
    Assumed by the Advisor Per Share.......     $  0.03             $0.09
  Ratio of Expenses to Average Net Assets
    Including Expense Offsets..............        1.40%             1.40%*

-----------

 *  Annualized.
**  Initial offering of Institutional Service Class shares.

 + Total return would have been lower had the Adviser not waived and assumed certain expenses during the periods.

 #  Not annualized.

                        NWQ VALUE EQUITY PORTFOLIO

                                                               JUNE 16, 1997**
                                                                      TO
                                                               OCTOBER 31, 1997
                                                               ----------------
NET ASSET VALUE, BEGINNING OF PERIOD..........................     $ 17.39
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.......................................        0.01
  Net Realized and Unrealized Gain (Loss) on Investments......        1.00
                                                                   -------
    Total from Investment Operations..........................        1.01
                                                                   -------
DISTRIBUTIONS
  Net Investment Income.......................................       (0.03)
  Net Realized Gain...........................................         --
                                                                   -------
    Total Distributions.......................................       (0.03)
                                                                   -------
NET ASSET VALUE, END OF PERIOD................................     $ 18.37
                                                                   =======
TOTAL RETURN+.................................................        5.81%++
                                                                   =======
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (Thousands).......................     $ 2,485
  Ratio of Expenses to Average Net Assets.....................        1.40%*
  Ratio of Net Investment Income to Average Net Assets........        0.09%*
  Portfolio Turnover Rate.....................................          31%
  Average Commission Rate.....................................     $0.0627
  Voluntarily Waived Fees and Expenses Assumed by the Adviser
    Per Share.................................................     $  0.23
  Ratio of Expenses to Average Net Assets Including Expense
    Offsets...................................................        1.40%*

 *  Annualized

**  Initial offering of Institutional Service Class Shares

 + Total return would have been lower had the Advisor not waived and assumed certain expenses during the period.

++  Not annualized

                             INVESTMENT OBJECTIVES

  The objective of the BALANCED PORTFOLIO is to achieve consistent, above-av-erage returns with minimum risk to principal by investing primarily in a com-bination of investment grade fixed income securities and common stocks of com-panies with above-average statistical value in fundamentally attractive indus-tries and which, in the Adviser's opinion, are undervalued at the time of pur-chase.

  The objective of the SMALL CAP VALUE PORTFOLIO is to achieve long-term capi-tal appreciation by investing primarily in small capitalization common stocks and other equity securities which, in the Adviser's opinion, are undervalued at the time of purchase.

  The objective of the SPECIAL EQUITY PORTFOLIO is to achieve long-term capi-tal appreciation by investing primarily in the common stock and other equity securities of companies which, in the Adviser's opinion, are undervalued at the time of purchase and offer the potential for above-average capital appre-ciation.

  The objective of the VALUE EQUITY PORTFOLIO is to achieve consistent, supe-rior total return with minimum risk to principal by investing primarily in common stocks with above-average statistical value which are in fundamentally attractive industries and which, in the Adviser's opinion, are undervalued at the time of purchase.

                              INVESTMENT POLICIES

  THE BALANCED PORTFOLIO is designed to provide shareholders with a single in-vestment portfolio which combines the Adviser's equity strategy, fixed income strategy and active asset allocation decisions. The Adviser's asset allocation discipline recognizes the advantage of varying the asset mix among asset clas-ses and is neither limited to the return, nor subject to the risks, of a sin-gle asset class. The allocation process focuses on expected returns of each asset class relative to the other asset classes, monetary conditions, and the economic outlook. The Adviser actively adjusts the mix of common stocks, bonds and cash equivalents in a disciplined manner designed to maximize the Portfo-lio's return and limit the volatility of that return.

  The Portfolio intends to achieve its objective by investing in a diversified portfolio of common stocks and investment grade fixed income securities. The proportion of the Portfolio's assets invested in fixed income or common stocks will vary as market conditions warrant. A typical asset mix for the Portfolio, however, is expected to be 60% in common stocks, 30% in fixed income securi-ties and 10% in cash and cash equivalents. However, the percentage of the Portfolio's assets committed to different securities may range as follows: 30% to 75% in common stocks, 25% to 50% in fixed income securities, and 0% to 45% in cash and cash equivalents. The Portfolio will invest at least 25% of its assets in fixed in-come senior securities.

  The Adviser's selection process of common stocks for the Portfolio is de-signed to identify securities which are undervalued and are within fundamen-tally attractive industries. The Portfolio will invest in individual common stocks, either listed on a national exchange or traded over-the-counter, of companies with medium to large market capitalizations. However, up to 10% of the total assets of the Portfolio may be invested in common stocks of compa-nies with market capitalizations of less than $500 million. Additionally, the Portfolio may invest up to 20% of its total assets in shares of foreign compa-nies traded on U.S. exchanges through sponsored and unsponsored American De-positary Receipts ("ADRs") which are U.S. domestic securities representing ownership rights in foreign companies. (See "FOREIGN INVESTMENTS" for a de-scription of the risks involved.) Common stocks are selected using approaches identical to those implemented for the Value Equity Portfolio described below.

  The Adviser uses an active fixed income strategy seeking to benefit during periods of declining interest rates by increasing investment exposure and ex-tending security maturities. During a rising rate environment, maturities are shortened and exposure decreased to avoid capital loss. Value is added through actively adjusting portfolio duration. Average duration may range from one to ten years and maturities may range from one to thirty years.

  The Portfolio will invest in fixed income securities of primarily investment grade which include securities of or guaranteed by the U.S. Government and its agencies or instrumentalities, corporate bonds, mortgage-backed securities, variable rate debt securities, asset-backed securities and various short-term instruments as described under "OTHER INVESTMENT POLICIES." Investment grade securities are considered to be those rated either Aaa, Aa, A or Baa by Moody's, or AAA, AA, A or BBB by S&P. The Portfolio may purchase any other publicly or privately placed unrated security which in the Adviser's opinion, is of equivalent quality to securities rated investment grade. Securities rated Baa by Moody's or BBB by S&P may possess speculative characteristics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. Mortgage-backed securities in which the Port-folio may invest will either carry a guarantee from an agency of the U.S. Gov-ernment or a private issuer for the timely payment of principal. The Portfolio may also invest up to 10% of its total assets in securities rated less than BBB by S&P or Baa by Moody's. Securities rated below Baa by Moody's or BBB by S&P are commonly referred to as "junk bonds."

  It is the Adviser's intention that the Portfolio's fixed income investments will be limited to the ratings categories described above. However, the Ad-viser reserves the right to retain securities which are downgraded by one or both of the rating agencies if, in the Adviser's judgment, the retention of the securities is warranted. The SAI for the Portfolios contains a description of corporate bond ratings.

  THE SMALL CAP VALUE PORTFOLIO seeks to achieve its objective by investing at least 65% of its total assets, under normal circumstances, in common stocks and other equity securities of companies with market capitalizations of $50 million to $1 billion. The Portfolio may also invest in convertible bonds, convertible preferred stock, rights and warrants to purchase common stocks, and ADRs.

  The Adviser utilizes top-down or macroeconomic analysis to identify indus-tries which should benefit from major economic trends that ideally last five to seven years. A combination of this top-down discipline with rigorous funda-mental or bottom-up company analysis is used to seek to achieve the Portfo-lio's objective. The Adviser's small cap stock selection process combines qualitative and quantitative valuation criteria. On a qualitative and funda-mental basis, the Adviser analyzes such factors as management quality, re-structuring opportunities, improving industry fundamentals, insider stock own-ership, "franchise" strength, and competitive position. On a quantitative ba-sis, valuation of stocks is based on statistical measures such as current and normalized earnings power, price-to-book value, dividend yield, price-to sales, and price-to-cash flow. The Adviser extensively analyzes companies' fi-nancial statements for signs of eroding quality of earnings, in order to avoid securities of companies with deteriorating financial prospects. In addition to quantitative evaluation, the Adviser uses company visits, as well as inter-views with management and analysts.

  The Adviser anticipates that the majority of the investments in the Portfo-lio will be in United States based companies. However, from time to time, se-curities of foreign based companies may be purchased, if they pass the selec-tion process outlined above. The Portfolio may invest up to 20% of its total assets in shares of foreign companies traded on U.S. exchanges or through sponsored or unsponsored ADRs which are U.S. domestic securities representing ownership rights in foreign companies. (See "FOREIGN INVESTMENTS" for a de-scription of the risks involved.)

  The Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in short-term money market instruments when market or eco-nomic conditions warrant it. See "SHORT-TERM INVESTMENTS" for a description of the types of short-term instruments in which the Portfolio may invest. When the Portfolio is in a temporary defensive position, it may not necessarily be pursuing its stated investment objective.

  THE SPECIAL EQUITY PORTFOLIO seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in equity securi-ties. The Portfolio will invest primarily in common stock, but it also may in-vest in preferred stock, securities convertible or exchangeable into common stock, ADRs and foreign securities, and rights and warrants to purchase common stocks. The Portfolio may also invest in fixed income securities. The fixed income securities in which the Portfolio may, under normal circumstances, in-vest up to 35% of its total assets are selected using the criteria and ratings discussed above with respect to the Balanced Portfolio except that the Portfolio may invest up to 15% of its total assets in securities rated less than BBB by S&P or Baa by Moody's which are commonly referred to as "junk bonds". The Portfolio may enter into futures contracts and options. (See "OTHER INVESTMENT POLICIES" for a discussion of these instruments.)

  The portfolio is value oriented and seeks to identify statistically under-valued companies where a catalyst exists to recognize value or improve a company's profitability. These catalysts can be new management, industry con-solidation, company restructuring or a turn in the company's fundamentals. The stock selection process is driven by strong bottom up fundamental research. The research team focuses on both quantitative and qualitative valuation mea-sures. A broad range of quantitative screens are applied such as price to cash flow, low price to sales, low price to earnings, low price to book value and quality of earnings. On a qualitative basis we focus on management strength, competitive position, industry fundamentals and corporate strategy.

  As a result of our broader definition of value, NWQ's valuation framework will include companies valued by traditional statistical measures as well as relative value, discount to asset break up value and special situations.

  The universe from which the Adviser selects securities includes those issued by companies of varying capitalization. The Adviser invests in large, mid and small cap companies on an opportunistic basis and does not attempt to time the market cap cycles. The Portfolio is constructed with companies that possess the most favorable risk/return characteristics.

  While the Adviser anticipates that the majority of the assets in the Portfo-lio will be U.S. dollar-denominated securities, it may also invest 35% of its total assets in equity securities and fixed income obligations of foreign gov-ernments, agencies, or corporations denominated either in U.S. dollars or for-eign currencies. Such investments may be made directly in foreign securities or through sponsored and unsponsored ADRs which are U.S. domestic securities representing ownership rights in foreign companies. The credit quality stan-dards applied to foreign obligations are the same as those applied to the se-lection of U.S. fixed income securities as noted above. (See "FOREIGN INVEST-MENTS" for a description of the risks involved.)

  The Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in short-term money market instruments when market or eco-nomic conditions warrant it. See "SHORT-TERM INVESTMENTS" for a description of the types of short-term instruments in which the Portfolio may invest. When the Portfolio is in a temporary defensive position, it may not necessarily be pursuing its stated investment objective.

  THE VALUE EQUITY PORTFOLIO seeks to achieve its objective by investing, un-der normal circumstances, at least 65% of its total assets in common stocks of compa-nies with above-average statistical value which are in fundamentally attrac-tive industries and which in the Adviser's opinion are undervalued at the time of purchase. The Portfolio may also invest in other equity-related securities consisting of convertible bonds, convertible preferred stocks, rights and war-rants. The Adviser will select from a universe of 1100 companies of medium to large capitalization. Companies with market capitalization under $500 million will be limited to 10% of the Portfolio's total assets. Statistical measures are applied to screen for the companies with the best value characteristics such as below average price-to-earnings and price-to-book ratios, above-aver-age dividend yield and strong financial stability. The process is differenti-ated from other value-oriented investment managers in the following ways: the use of normalized earnings to value cyclical companies, a focus on quality of earnings, investment in relative value, and concentration in industries/sectors having strong long-term fundamentals.

  As part of the multi-disciplined approach to capturing value, the Adviser strives to identify market sectors early in their cycle of fundamental im-provement, investor recognition and market exploitation. Industry fundamentals used in the decision making process are business trend analysis to analyze in-dustry and company fundamentals for the impact of changing worldwide product demand/supply, direction of inflation and interest rates, and expansion/contraction of business cycles. Following this phase, approximately 200 companies that have above-average statistical value and are in a sector identified as having positive fundamentals on a secular basis will be actively followed by the Adviser. Company visits and interviews with management provide the fundamental research to verify the value in these potential investments. The Adviser utilizes in-house research capabilities in addition to Wall Street and numerous independent firms for economic, industry and securities research. The Portfolio will be concentrated in those industries with positive fundamen-tals and likewise will minimize risk by avoiding industries with deteriorating secular fundamentals.

  The Adviser anticipates that the majority of the investments in the Portfo-lio will be in United States based companies. However, from time to time, shares of foreign based companies may be purchased if they pass the selection process outlined above. The Portfolio may invest up to 20% of its total assets in shares of foreign companies traded on U.S. exchanges or through sponsored and unsponsored ADRs which are U.S. domestic securities representing ownership rights in foreign companies. (See "FOREIGN INVESTMENTS" for a description of the risks involved.)

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, each Portfolio may invest a por-tion of its assets in domestic and foreign money market instruments including certificates of deposit, bankers' acceptances, time deposits, U.S. Government obligations, U.S. Government agency securities, short-term corporate debt securities, and commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or if unrated, determined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of a Portfolio. Each Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by each Portfolio.

  The Fund has received permission from the SEC to deposit the daily uninvested cash balances of the Fund's Portfolios, as well as cash for invest-ment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collater-alized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPA-NIES.")

REPURCHASE AGREEMENTS
  Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agree-ment may cause a Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also in-cur disposition costs in liquidating the collateral. While the Fund's manage-ment acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring proce-dures. The Fund has been granted permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repur-chase agreements on a joint basis. By entering into joint repurchase agree-ments, a Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agreements. Each Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT-TERM IN-VESTMENTS.")

LENDING OF SECURITIES

  Each Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. A Portfolio will not loan securities to the extent that greater than one-third of its total assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is subject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Directors. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered by the Adviser in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Directors. The Portfolios will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES
  Each Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. Such transactions will be limited to no more than 10% of the equity portion of each Portfolio's assets. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be ex-pected to occur a month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the second-ary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it receives delivery or payment from the other party to any of the above transactions. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Such segregated securities will either ma-ture or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a de-layed delivery basis prior to the time delivery is made, although a Portfolio may earn income on securities it has deposited in a segregated account.

  Each Portfolio engages in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER

  Portfolio turnover for the Small Cap Value and Special Equity Portfolios will be approximately 75% and 100%, respectively. In addition to Portfolio trading costs, higher rates of portfolio turnover (100% or more) may result in the realization of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxation.) The Portfolios will not normally engage in short-term trading, but each reserves the right to do so. The tables set forth in "Financial Highlights" present the Balanced and Value Equity Portfolios' historical portfolio turnover rates.

INVESTMENT COMPANIES
  Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

FOREIGN INVESTMENTS
  Investing in foreign securities, including ADRs, may involve additional risks and considerations which are not typically associated with investing in securities issued by U.S. companies. Since stocks of foreign companies are normally denominated in foreign currencies, a Portfolio may be affected favor-ably or unfavorably by changes in currency rates and in exchange control regulations, and may in-cur costs in connection with conversions between various currencies.

  As non-U.S. companies are not generally subject to uniform accounting, au-diting and financial reporting standards and practices comparable to those ap-plicable to U.S. companies, comparable information may not be readily avail-able about certain foreign companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. compa-nies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, in cer-tain foreign countries, there is the possibility of expropriation or confisca-tory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign is-suers.

  ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or pool of se-curities by a foreign issuer (the "underlying issuer") and deposited with the depositary. While ADRs are U.S. dollar-denominated, the underlying companies are still subject to the risks above.

  ADRs may be "sponsored" or "unsponsored". Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying is-suer. Holders of an unsponsored ADR generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited security or pool of securities.

FUTURES CONTRACTS AND OPTIONS

  In order to remain fully invested and to reduce transaction costs, the Spe-cial Equity Portfolio may invest in stock index, interest rate and currency futures contracts; related options on such futures contracts; and options on equity securities. These instruments are commonly referred to as "deriva-tives." Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, instrument or bas-ket thereof, at a specific future date and at a specified price. An option on a futures contract is a legal contract that gives the holder the right to buy or sell a specified amount of futures contracts at a fixed or determinable price upon the exercise of the option. The Portfolio may use these instruments to hedge against changes in securities prices, interest rates, or foreign cur-rency exchange rates or as part of its overall investment strategy. Because transaction costs associated with futures and options may be lower than the costs of investing in stocks and bonds directly, the use of futures and op-tions to facilitate cash flows may reduce the Portfolio's overall transaction costs.

  The Portfolio may buy or sell futures contracts and options and write cov-ered call and put options on a security, index or currency including futures and options traded on foreign exchanges and options not traded on exchanges. Over-the-counter options differ from exchange-traded options in that they are two party contracts negotiated between buyer and seller and generally do not have as much market liquidity as traded options. The Portfolio may be required to treat over-the-counter options purchased as illiquid as well as securities being used to cover certain written over-the-counter options. The Portfolio's SAI contains further information on each of these instruments and the risks associated with them.

  The Portfolio may enter into futures contracts and options for bona fide hedging purposes only and for other purposes (but not speculative) so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the Portfolio's total assets. The Portfolio will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the Fund's custodian bank consisting of cash, cash equivalents or liquid securities equal to the market value of the obligation under the futures contract or option.

  Futures and options can be volatile and involve various degrees and types of risk. If the Adviser judges market conditions incorrectly or employs a strat-egy that does not correlate well with the Portfolio's investments, use of futures contracts and options could result in a potentially unlimited loss that could exceed the amount originally deposited as initial margin. The Port-folio intends to enter into futures and options transactions only if there ap-pears to be a liquid secondary market for such futures or options. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Therefore, the Portfolio could suffer a loss if it is unable to liquidate its position. Futures and options transactions in foreign markets are subject to the risk factors associated with foreign investments generally. (See "FOREIGN INVESTMENTS" for a description of the risks involved.)

RESTRICTED SECURITIES
  Each Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Directors, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Portfolio's investment limitations. Each of the Portfolios may invest up to 15% of its net assets in illiquid securities. The prices realized from the sales of these securities could be more or less than those originally paid by the Portfolio or less than what may be considered the fair value of such secu-rities.

  Except as specified above and as described under "INVESTMENT LIMITATIONS," the foregoing investment policies are not fundamental and the Fund's Directors may change such policies without an affirmative vote of a majority of the out-standing voting securities of a Portfolio, as defined in the 1940 Act.

                            INVESTMENT LIMITATIONS

  Each Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of a single issuer (other than obligations issued by or guaranteed as to principal and interest by the U.S. government or any agency or instrumentality thereof);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies when the Portfolio adopts a temporary defensive position;

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act and the Rules and Regulations or inter-pretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 10% (33 1/3% for the Small Cap Value and Special Equity Portfolios) of the Portfolio's gross assets valued at the lower of market or cost, and
      (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% (33 1/3% for the Small Cap Value and Special Equity Portfolios) of its total assets at fair market value.

  The Portfolios' investment objectives and investment limitations (a), (b),
(d), (e) and (f)(i), set forth above, are fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of each Portfolio. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in per-centage resulting from changes in the value or total cost of a Portfolio's as-sets will not be considered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares may be purchased through UAM Fund Distributors, Inc. (the "Distribu-tor") without a sales commission, at the net asset value per share next deter-mined after an order is received by the Fund or the designated Service Agent. (See "SERVICE AND DISTRIBUTION PLANS" and "VALUATION OF SHARES.") The required minimum initial investment for each Portfolio is $2,500. Certain exceptions may be permitted by the officers of the Fund.

  The Portfolios issue two classes of shares: Institutional Class and Service Class. The two classes of shares each represent interests in the same portfo-lio of investments, have the same rights and are identical in all respects, except that the Service Class Shares offered by this Prospectus bear share-holder servicing expenses and distribution plan expenses, and have exclusive voting rights with respect to the Rule 12b-1 Distribution Plan pursuant to which the distribution fee may be paid. See SERVICE AND DISTRIBUTION PLANS. The net income attributable to Service Class Shares and the dividends payable on Service Class Shares will be reduced by the amount of the shareholder ser-vicing and distribution fees; accordingly, the net asset value of the Service Class Shares will be reduced by such amount to the extent the Portfolio has undistributed net income.

  Some Service Agents may also impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares, which are not subject to the Rule 12b-1 Service and Distribution Plans. These may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent and would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. Serv-ice Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different purchase and redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding fees and conditions. A salesper-son and any other person entitled to receive compensation for selling or ser-vicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents, or if applicable, their designees, that have entered into agreements with the Fund or its agent may enter confirmed purchase or redemp-tion orders on behalf of clients and customers, with payment to follow no later than the

Portfolio's pricing on the following business day. If payment is not received by the Fund's Sub-Transfer Agent, Chase Global Funds Services Company by such time, the Service Agent could be held liable for resulting fees or losses. The Portfolio may be deemed to have received a purchase or redemption order when a Service Agent, or, if applicable, its authorized designee, accepts the order. Orders received by the Fund in proper form will be priced at the Portfolio's net asset value next computed after they are accepted by the Service Agent or its authorized designee. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS
  BY MAIL

  . Complete and sign an Application and mail it, together with a check pay-able to "UAM Funds" to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined af-ter receipt. Payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment. The Fund will not accept third-party checks to pur-chase shares of the Portfolio. If you purchase shares by check, please be sure that your check is made payable to the "UAM Funds."

  BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. The call must be received prior to the close of regu-lar trading on the NYSE (generally 4:00 p.m. Eastern Time) to receive that day's price. An account number and a wire control number will then be provided to you, in addition to wiring instructions. Next,

  . instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #0210-00021
                                   UAM Funds
                             DDA Acct. #9102772952
                          Ref: Portfolio Name
                                              ---------------------
                          Your Account Number
                                              ---------------------
                           Your Account Name
                                              ---------------------
                          Wire Control Number
                                              ---------------------

                (assigned by the UAM Funds Service Center)

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

  . To be sure that a bank wire order is received on the same day it is sent, an investor's bank should wire funds as early in the day as possi-ble. The bank sending funds may charge for this service. The Fund's agent reserves the right to charge investors for receipt of wired funds, but no charge is currently imposed by this service. It is necessary to obtain a new wire control number every time money is wired into an ac-count in the Portfolio. Wire control numbers are effective for one transaction only and cannot be used more than once. Wired money that is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

ADDITIONAL INVESTMENTS
  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds") or by wiring monies to the Custodian Bank using the instructions outlined above. When mak-ing additional investments, be sure that your account number, account name, and the name of the Portfolio to be purchased are specified on the check or wire. Prior to wiring additional investments, notify the Fund by calling the number on the cover of this Prospectus. Mail orders should include, when pos-sible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.




PURCHASE BY ACH

  If you have made this election, shares of the Portfolio may be purchased via Automated Clearing House ("ACH"). Investors purchasing via ACH should complete the appropriate sections of the Account Application and attach a voided check or deposit slip to the Account Application. This option must be established on your account at least 15 days prior to your initiating an ACH transaction. (See "SHAREHOLDER SERVICES -- AUTOMATIC INVESTMENT PLAN.")

OTHER PURCHASE INFORMATION

  Investments received by the close of regular trading on the NYSE (generally 4 p.m. Eastern Time) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole discretion, to suspend the offering of shares of each Portfolio or to reject purchase orders when, in the judgment of man-agement, such suspension or rejection is in the best interests of the Fund. The Portfolios are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Portfolio's performance and its shareholders. Accordingly, if the Fund's management deter-mines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any purchase request, with respect to such investor's account. Such investors also may be barred from purchasing other Portfolios of the Fund. Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as de-scribed in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. Shares is-sued in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for invest-ment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

    . at the time of the exchange, such securities are eligible for in-vestment by the Portfolio (current market quotations must be read-ily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

Investors who are subject to federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of the securi-ties exchanged. Investors interested in such exchanges should contact the Ad-viser.

                             REDEMPTION OF SHARES

  Shares of the Portfolios may be redeemed by mail or telephone at any time, at the net asset value next determined after receipt of the redemption re-quest. No charge is made for redemptions. Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instruction if the Fund or Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION

  The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the UAM Funds Service Center of a redemption request in proper form. Although the Fund will redeem shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a pe-riod of up to fifteen days after their purchase, pending determination that the check has cleared. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds. The Fund may suspend the right of redemption or post-pone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the SEC.

  If the Fund's Board of Directors determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may in-cur brokerage charges on the sale of portfolio securities so received in pay-ment of redemptions.

  The Portfolios reserve the right to liquidate any account that is below fifty percent of the required minimum initial investment amount for a Portfo-lio as set forth in the Prospectus, where the reduction in value has occurred due to a redemption or exchange out of the account. If at any time your total investment does not have a value of at least fifty percent of the required minimum initial investment amount, you may be notified that the value of your account is below the Portfolio's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the ac-count is liquidated. Retirement accounts and certain other accounts will not be subject to automatic liquidation. Reductions in value that result solely from market activity will not trigger an involuntary redemption.

                        SERVICE AND DISTRIBUTION PLANS

  Under the Service Plan for Service Class Shares, the Fund may enter into service agreements with Service Agents (broker-dealers or other financial in-stitutions) who receive fees with respect to the Fund's Service Class Shares owned by shareholders for whom the Service Agent is the dealer or holder of record, or for whom the Service Agent performs personal services and/or share-holder account maintenance. These fees are paid out of the assets allocable to Service Class Shares to the Distributor, to the Service Agent directly or through the Distributor. The Fund reimburses the Distributor or the Service Agent for payments made at an annual rate of up to 0.25 of 1% of the average daily value of such Service Class Shares. Each item for which a payment may be made under the Service Plan constitutes personal service and/or shareholder account maintenance and may constitute an expense of distributing Fund shares as the SEC construes such term under Rule 12b-1. The fees payable for Servic-ing reflect actual expenses incurred up to the limit described herein.

  Banks are engaged to act as Service Agents only to perform administrative and shareholder servicing functions, including transaction-related agency services for their customers. If a bank is prohibited from acting as a service agent, alternative means for continuing the servicing of its shareholders would be sought and the shareholder clients of the bank would remain Fund shareholders.

  The Distribution Plan and Service Plan (the "Plans") provide generally that a Portfolio may incur distribution and service costs under the Plans which may not exceed in the aggregate 0.75% per annum of that Portfolio's net assets. The Board has currently limited aggregate payments under the Plans to .50% per an-num of a Portfolio's net assets. Under the Plans, as implemented for the Port-folios' Service Class Shares, Distribution Plan expenses may be no more than 0.15% and Service Plan expenses may be no more than 0.25%, although the maxi-mum limit may be paid following appropriate Board approval. The Distribution Plan will permit payments to the Distributor, broker-dealers, other financial institutions, sales representatives or other third parties who render promo-tional and distribution services, for items such as sales compensation and marketing and overhead expenses.

  The Plans were adopted pursuant to Rule 12b-1 under the 1940 Act. Although the Plans may be amended by the Board of Directors, any change in the Plans which would materially increase the amounts authorized to be paid under the Plans must be approved by shareholders of the Class involved. The Plans may be terminated by the Board of Directors or Service Class shareholders. The amounts and purposes of expenditures under the Plans are reported to the Board of Directors quarterly. The amounts allowable under the Plans for each Class of Shares of the Portfolios are limited under certain rules of the National Association of Securities Dealers, Inc.

  In addition to payments by the Fund under the Plans, the Distributor, United Asset Management Corporation, the parent company of UAMFSI and the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, recordkeeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services ar-rangements, when in effect, are made generally available to all qualified service providers. The Adviser may compensate its affiliated companies for re-ferring investors to the Portfolios.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and shareholder services and receives from such entities an amount equal to up to 33.3% of the portion of the investment advisory fees attributable to the invested assets of Smith Barney's eligible customer accounts without regard to any expense limitation in addition to amounts payable to all selling dealers. The Fund also compen-sates Smith Barney for services it provides to certain defined contribution plan shareholders that are not otherwise provided by the Administrator.

EXCHANGE PRIVILEGE
  Service Class Shares of each Portfolio may be exchanged for Service Class Shares of any other UAM Funds Portfolio. (See the list of Portfolios of the UAM

Funds Service Class Shares at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives and policies of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading will be processed on the next business day. The Fund may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request. If the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any exchange request, with respect to such investor's account. Such investors also may be barred from exchanging into other Portfolios of the Fund. For ad-ditional information regarding responsibility for the authenticity of tele-phoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE." An exchange into another UAM Funds' Portfolio is a sale of shares and may result in a gain or loss for income tax purposes.

AUTOMATIC INVESTMENT PLAN

  An Automatic Investment Plan permits shareholders of a Portfolio with a min-imum value of $2,500 or more to purchase shares automatically (minimum of $100 per transaction) at regular intervals selected by the shareholder. Provided the shareholder's bank or other financial institution allows automatic with-drawals, shares are purchased by transferring funds via the Automated Clearing House ("ACH"). Investments made through ACH will be automatically transferred from a shareholder's checking, bank money market or NOW account designated by the shareholder. Such withdrawals are made electronically, if the sharehold-er's bank or financial institution so permits, or by pre-authorized checks or drafts drawn on the shareholder's bank or other account. The bank or financial institution must be a member of ACH. At the shareholder's option, the account designated will be debited in the specified amount, and shares will be pur-chased monthly or quarterly.

  To establish an Automatic Investment Plan, a shareholder must complete the appropriate sections of the Account Application and mail it to Chase Global Funds

Services Company. A shareholder may cancel his/her participation or change the amount of purchase at any time by mailing written notification to Chase Global Funds Services Company, P. O. Box 2798, Boston, MA 02208-2798 and notification generally will be effective three business days following receipt. The Fund may modify or terminate this privilege at any time, or may charge a service fee, although no such fee currently is contemplated.

SYSTEMATIC WITHDRAWAL PLAN

  Any shareholder whose account balance totals at least $10,000 may establish a Systematic Withdrawal Plan under which an amount pre-determined by the shareholder (but at least $100) is automatically redeemed from the sharehold-er's account either monthly or quarterly. A shareholder may participate in the Systematic Withdrawal Plan by using ACH. Redemptions made through ACH will be automatically transferred to the shareholder's bank or other similar financial institution account or a properly designated third party. The bank or finan-cial institution must be a member of ACH. Redemptions ordinarily are made on the third business day of the month and payments ordinarily will be transmit-ted within five business days after the redemption date. Because the prices of Fund shares fluctuate, the number of shares redeemed to finance systematic withdrawal payments of a given amount will vary from payment to payment. If a shareholder owns shares in more than one Portfolio, the shareholder must des-ignate the Portfolio from which the redemptions under a Systematic Withdrawal Plan should be made. A Systematic Withdrawal Plan may be terminated or sus-pended at any time by the Fund. A shareholder may elect at any time, in writ-ing, to terminate participation in the Systematic Withdrawal Plan. Such writ-ten election must be sent to and received by the Fund before a termination be-comes effective. There is currently no charge to the shareholder for a System-atic Withdrawal Plan.

                              VALUATION OF SHARES

  The net asset value per share of each class of a Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class, less any liabilities attributable to the class, by the total number of shares outstanding attributable to the class. The net asset value per share of each class of each Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a U.S. securities exchange for which market quo-tations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a foreign exchange are valued at their closing price. Unlisted equity securi-ties and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the cur-rent bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolios measure performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Yield and total return are calcu-lated separately for each class of a Portfolio.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by the Portfolio with respect to Institu-tional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service distribution fees and any ad-ditional transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

  Each Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolios' SAI. This information may also be included in sales literature and advertising.

  The Portfolios' Annual Report to shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. To receive an Annual Report, contact the UAM Funds Service Center at the address or phone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolios will normally distribute such gains annually.

  All dividends and capital gains distributions will be automatically rein-vested in additional shares of a Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES

  Each Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt generally from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, each Portfolio must, among other things, distribute substantially all of its ordi-nary income and net capital gains on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by a Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term or mid-term capital gains distributions are taxed as long-term or mid-term capital gains, as the case may be. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month and paid in January of the following year will be treated as if they had been paid by the Fund and received by the shareholders on De-cember 31.

  The Fund is required by federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by each Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce each Portfolio's dividends but are included in the taxable income reported on your tax statement if each Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

                              INVESTMENT ADVISER

  NWQ Investment Management Company was founded in 1982 and is located at 2049 Century Park East, 4th Floor, Los Angeles, California 90067. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), a holding company, and provides investment management services to institutional and high net worth individuals. As of December 31, 1997, the Adviser had over $8 billion in assets under management.

  Under Investment Advisory Agreements dated as of January 24, 1994 and August 18, 1997, the Adviser manages the investment and reinvestment of the assets of the Portfolios. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Fund's Board of Directors.

  An Investment Committee of the Adviser is responsible for the day-to-day management of the Balanced, Small Cap Value and Value Equity Portfolios.

  JON D. BOSSE, CFA, Portfolio Manager of the Special Equity Portfolio, has been a Managing Director of NWQ Investment Management Company since 1996. From 1986 to 1996, Mr. Bosse was a Portfolio Manager and Director of Equity Re-search at ARCO Investment Management Company.

  As compensation for its services as Adviser, each Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to each Portfolio's average daily net assets for the month:

   Balanced Portfolio..................................................... 0.70%
   Small Cap Value Portfolio.............................................. 1.00%
   Special Equity Portfolio............................................... 0.85%
   Value Equity Portfolio................................................. 0.70%

  The Adviser may waive advisory fees or assume operating expenses otherwise payable by a Portfolio in order to reduce the Portfolio's expense ratio. Until Febru-ary 28, 1999, the Adviser has agreed to keep the total annual operating ex-penses of the Balanced, Small Cap Value, Special Equity and Value Equity Port-folios' Service Class Shares from exceeding 1.40%, 1.60%, 1.55%, and 1.40%, respectively, of average daily net assets. The Fund will not reimburse the Ad-viser for any advisory fees which are waived or Portfolio expenses which the Adviser may bear on behalf of the Portfolios for a given fiscal year.

                       ADVISER'S HISTORICAL PERFORMANCE

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Balanced Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment re-turns of the Balanced Portfolio may differ from those of the separately man-aged accounts because such separately managed accounts may have fees and ex-penses that differ from those of the Balanced Portfolio. Further, the sepa-rately managed accounts are not subject to investment limitations, diversifi-cation requirements and other restrictions imposed by the 1940 Act and Inter-nal Revenue Code; such conditions, if applicable, may have lowered the returns for the separately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an investor might achieve by investing in the Balanced Portfolio.

            NWQ INVESTMENT MANAGEMENT COMPANY -- BALANCED STRATEGY
                  (Percentage returns Net of Management Fees)

                                                     NWQ INVESTMENT   60/30/10
YEARS THROUGH:                                     MANAGEMENT COMPANY  INDEX
--------------                                     ------------------ --------
1982..............................................        33.61 %       23.62%
1983..............................................        16.65 %       16.72%
1984..............................................         7.29 %        9.43%
1985..............................................        24.50 %       26.14%
1986..............................................        25.17 %       16.78%
1987..............................................         5.57 %        5.80%
1988..............................................        11.76 %       12.91%
1989..............................................        22.05 %       24.01%
1990..............................................         0.89 %        1.56%
1991..............................................        23.07 %       23.68%
1992..............................................         3.74 %        7.26%
1993..............................................        16.75 %        9.70%
1994..............................................        (3.25)%        0.21%
1995..............................................        27.77 %       28.46%
1996..............................................        14.68 %       14.92%
Year to Date through 9/30/97......................        21.19 %       19.77%
Annualized........................................        15.51 %       14.99%
Cumulative*.......................................       869.50 %      802.48%
Fifteen-Year Mean (1/1/82-12/31/96)...............        15.35 %       14.75%
Value of $1 invested since inception (1/1/82-
  9/30/97)........................................        $9.69         $9.02

-----------
* Since inception 1/1/82.

Notes:

1. The CUMULATIVE RETURN means that $1 invested in the composite account on January 1, 1982 had grown to $9.69 by September 30, 1997.

2. The FIFTEEN-YEAR MEAN is the arithmetic average of the annual returns for the calendar years listed.

3. The 60/30/10 INDEX is a weighted index comprised of 60% S&P 500 Index, 30% Lehman Brothers Government Corporate Index, 10% 3 Month Treasury Bills and is an unmanaged index which assumes reinvestment of dividends and is gen-erally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth above.

4. The Adviser's average annual management fee over the period shown (1/1/82-9/30/97) was .76% or 76 basis points. During the period, fees on the Ad-viser's individual accounts ranged from .30% to 1.0% (30 basis points to 100 basis points). Net returns to investors vary depending on the manage-ment fee.

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Small Cap Value Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment returns of the Small Cap Value Portfolio may differ from those of the sepa-rately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Small Cap Value Portfolio. Further, the separately managed accounts are not subject to investment limitations, di-versification requirements and other restrictions imposed by the 1940 Act and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for the separately managed accounts. The results presented are not in-tended to predict or suggest the return to be experienced by the Portfolio or the return an investor might achieve by investing in the Small Cap Value Port-folio.

          NWQ INVESTMENT MANAGEMENT COMPANY--SMALL CAP VALUE STRATEGY
                  (Percentage returns Net of Management Fees)

                                           NWQ INVESTMENT RUSSELL    LIPPER
                                             MANAGEMENT    2000     SMALL CAP
QUARTERS THROUGH:                             COMPANY      INDEX   FUNDS INDEX
-----------------                          -------------- -------  -----------
3rd Qtr. '96..............................      4.94%       0.34%      1.26%
4th Qtr. '96..............................     11.19%       5.20%     (0.95)%
1st Qtr. '97..............................      3.57%      (5.17)%    (9.42)%
2nd Qtr. '97..............................     18.02%      16.22%     17.06%
3rd Qtr. '97..............................     20.68%      14.88%     15.25%
Cumulative*...............................     71.98%      33.64%     22.57%
Value of $1 invested during
  7/1/96-9/30/97..........................     $1.72       $1.34      $1.23

-----------
* Since inception 7/1/96.

Notes:

1. The CUMULATIVE RETURN means that $1 invested in the composite account on July 1, 1996 had grown to $1.72 by September 30, 1997.
2. The RUSSELL 2000 INDEX consists of the 2,000 smallest of the 3,000 largest stocks. The list is rebalanced each year on June 30. If a stock is taken over or goes bankrupt, it is not replaced until rebalancing. Therefore, there can be fewer than 2,000 stocks in the Russell 2000 Index. The index is an equity market capitalization weighted index available from Frank Russell & Co. on a monthly basis and is generally considered representa-tive of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers above.
3. LIPPER SMALL CAP FUNDS INDEX--An index which by prospectus or portfolio practice invests primarily in companies with market capitalizations less than

    $1 billion at the time of purchase and is generally considered representa-tive of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers above.

4. The Adviser's average annual management fee over the period shown (7/1/96-9/30/97) was 1.0% or 100 basis points, based on the maximum fee schedule for NWQ's equity accounts of 1.00% per annum. Net returns to investors vary depending on the management fee.

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Special Equity Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment returns of the Special Equity Portfolio may differ from those of the sepa-rately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Special Equity Portfolio. Further, the separately managed accounts are not subject to investment limitations, di-versification requirements and other restrictions imposed by the 1940 Act and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for the separately managed accounts. The results presented are not in-tended to predict or suggest the return to be experienced by the Portfolio or the return an investor might achieve by investing in the Special Equity Port-folio.

         NWQ INVESTMENT MANAGEMENT COMPANY -- SPECIAL EQUITY STRATEGY
                  (Percentage returns Net of Management Fees)

                                                                     LIPPER
                                         NWQ                        CAPITAL
                                      INVESTMENT         S&P 400  APPRECIATION
                                      MANAGEMENT S&P 500 MID CAP     FUNDS
QUARTERS THROUGH:                      COMPANY    INDEX   INDEX      INDEX
-----------------                     ---------- ------- -------  ------------
4th Qtr. '96.........................   13.57%     8.34%   6.06%      3.89%
1st Qtr. '97.........................    0.75%     2.68%  (1.49)%     0.74%
2nd Qtr. '97.........................   16.46%    17.37%  14.69%     15.87%
3rd Qtr. '97.........................   16.88%     7.61%  16.08%     14.12%
Cumulative*..........................   55.76%    40.44%  39.10%     38.39%
Value of $1 invested during
  10/1/96-9/30/97....................   $1.56     $1.40   $1.39      $1.38

----------
* Since inception 10/1/96.

Notes:

1. The CUMULATIVE RETURN means that $1 invested in the composite account on October 1, 1996 had grown to $1.56 by September 30, 1997.
2. The S&P 500 INDEX is an unmanaged index which assumes reinvestment of div-idends and is generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite perfor-mance numbers set forth above.
3. S&P 400 MID CAP INDEX consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.
4. LIPPER CAPITAL APPRECIATION FUNDS INDEX--An index which aims at maximum capital appreciation, frequently by means of 100% or more portfolio turn-over, leveraging, purchasing unregistered securities, purchasing options, etc.

5. The Adviser's average annual management fee over the period shown (10/1/96-9/30/97) was 0.57% or 57 basis points, based on the fees paid by NWQ's special equity accounts. Net returns to investors vary depending on the management fee, which may be a maximum of 0.85% or 85 basis points.

  Below are certain performance data provided by the Adviser pertaining to a separately managed account that was managed by Mr. Bosse at ARCO Investment Management Company with substantially similar (although not necessarily iden-tical) objectives, policies and strategies as those of the Special Equity Portfolio. The investment returns of the Special Equity Portfolio may differ from those of the separately managed account because such separately managed account may have had fees and expenses that differ from those of the Special Equity Portfolio. Further, the separately managed account was not subject to investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for the separately managed account. During Mr. Bosse's tenure as the portfolio manager of the separately managed account, he was primarily responsible for the day-to-day management of the assets, and no other person had a significant role in achieving the separately managed account's performance. The Special Equity Portfolio and the separately managed account are separate investment vehicles. The results presented are not intended to predict or suggest the return to be experienced by the Special Equity Portfolio or the return or investor might achieve by investing in the Special Equity Portfolio.

                        ARCO VALUE EQUITY FUND RETURNS
                  (Percentage returns Net of Management Fees)

                                        ARCO                         LIPPER
                                       VALUE    S&P     S&P 400     CAPITAL
CALENDAR YEARS                         EQUITY   500     MID CAP   APPRECIATION
  THROUGH:                              FUND   INDEX     INDEX    FUNDS INDEX
--------------                         ------  ------   -------   ------------
1990..................................   0.74%  (3.10)%  (5.13)%      (4.36)%
1991..................................  53.57%  30.47 %  50.10 %      24.07 %
1992..................................  30.25%   7.62 %  11.91 %      14.41 %
1993..................................  19.71%  10.08 %  13.95 %      14.84 %
1994..................................   8.59%   1.32 %  (3.58)%      (3.65)%
1995..................................  38.54%  37.58 %  30.94 %      21.07 %
1996*.................................  12.56%  13.50 %  12.39 %      10.37 %
Annualized............................  23.18%  13.63 %  15.05 %      10.88 %
Cumulative**.......................... 308.50% 136.93 % 157.67 %     100.74 %
Value of $1 invested during 1/1/90-
  9/30/96.............................  $4.08   $2.37    $2.58        $2.01

-----------

 * Three quarters through 9/30/96. Mr. Bosse was a Portfolio Manager and Di-rector of Equity Research at ARCO Investment Management Company until Sep-tember 30, 1996.

** Inception 1/1/90 thru 9/30/96.

Notes:
1. The separately managed account managed by Mr. Bosse was for ARCO Invest-ment Management Company. Mr. Bosse was the portfolio manager for the en-tire period indicated.

2. The CUMULATIVE RETURN means that $1 invested in the composite account on January 1, 1990 had grown to $4.08 by September 30, 1996.

3. The S&P 500 INDEX is an unmanaged index which assumes reinvestment of div-idends and is generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite perfor-mance numbers set forth above.

4. S&P 400 MID CAP INDEX consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

5. LIPPER CAPITAL APPRECIATION FUNDS INDEX -- An index which aims at maximum capital appreciation, frequently by means of 100% or more portfolio turn-over, leveraging, purchasing unregistered securities, purchasing options, etc.

6. The imputed average annual management fee over the period shown (1/1/90-9/30/96) was 1.00% or 100 basis points, based on the maximum fee schedule for NWQ's equity accounts of 1.00% per annum. Net returns to investors vary depending on the management fee.

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Value Equity Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment returns of the Value Equity Portfolio may differ from those of the separately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Value Equity Portfolio. Further, the separately managed accounts are not subject to investment limitations, diver-sification requirements and other restrictions imposed by the 1940 Act and In-ternal Revenue Code; such conditions, if applicable, may have lowered the re-turns for separately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the re-turn an investor might achieve by investing in the Value Equity Portfolio.

          NWQ INVESTMENT MANAGEMENT COMPANY -- VALUE EQUITY STRATEGY
                  (Percentage returns Net of Management Fees)

                                                   NWO INVESTMENT   S&P 500
YEARS THROUGH:                                   MANAGEMENT COMPANY  INDEX
--------------                                   ------------------ --------
1982............................................         45.24 %       21.54 %
1983............................................         22.06 %       22.55 %
1984............................................          7.05 %        6.27 %
1985............................................         29.70 %       31.73 %
1986............................................         26.59 %       18.66 %
1987............................................         (0.24)%        5.25 %
1988............................................         19.51 %       16.61 %
1989............................................         33.33 %       31.69 %
1990............................................         (2.21)%       (3.10)%
1991............................................         29.54 %       30.47 %
1992............................................          1.31 %        7.62 %
1993............................................         17.50 %       10.08 %
1994............................................          (.79)%        1.32 %
1995............................................         30.91 %       37.58 %
1996............................................         22.26 %       22.96 %
Year to Date through 9/30/97....................         30.60 %       29.93 %
Annualized......................................         19.00 %       17.86 %
Cumulative*.....................................      1,448.88 %    1,230.72 %
Fifteen-Year Mean (1/1/82-12/31/96).............         18.78 %       17.42 %
Value of $1 invested since inception (1/1/82-
  9/30/97)......................................      $  15.49      $  13.31

-----------
* Since inception 1/1/82.

Notes:
1. The ANNUALIZED RETURN is calculated from monthly data, allowing for com-pounding. The formula used is in accordance with the acceptable methods set forth by the Association for Investment Management Research, the Bank Administration Institute, and the Investment Counsel Association of Ameri-ca. Market value of the account was the sum of the account's total assets, including cash, cash equivalents, short term investments, and securities valued at current market prices.

2. The CUMULATIVE RETURN means that $1 invested in the composite account on January 1, 1982 had grown to $18.78 by September 30, 1997.
3. The FIFTEEN-YEAR MEAN is the arithmetic average of the annual returns for the calendar years listed.
4. The S&P 500 INDEX is an unmanaged index which assumes reinvestment of div-idends and is generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite perfor-mance numbers set forth above.

5. The Adviser's average annual management fee over the period shown (1/1/82-9/30/97) was 1.0% or 100 basis points. Based on the maximum fee schedule for NWQ's equity and balanced accounts of 1.0% per annum. Net returns to investors vary depending on the management fee.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated June 30, 1997. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The Portfolio specific fees are the following percentages of aggregate net assets:

                                                                     ANNUAL RATE
                                                                     -----------
   Balanced Portfolio...............................................    0.06%
   Small Cap Value Portfolio........................................    0.04%
   Special Equity Portfolio.........................................    0.04%
   Value Equity Portfolio...........................................    0.04%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined UAM Funds net assets,

  0.11 of 1% of the next $800 million of combined UAM Funds net assets,

  0.07 of 1% of combined UAM Funds net assets in excess of $1 billion but less than $3 billion;

  0.05 of 1% of combined UAM Funds net assets in excess of $3 billion.

  Fees are allocated among each Portfolio of the Fund on the basis of its rel-ative assets and are subject to a graduated minimum fee schedule per Portfo-lio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Shares offered in this Prospectus except as described under "SERVICE AND DISTRIBUTION PLANS." The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Directors. Those approving the Agreement must include a majority of Directors who are neither parties to the Agreement, nor interested persons of any such party. The Agreement provides that the Fund will bear costs of registration of its shares with the SEC and various states as well as the printing of its prospectuses, its SAIs and its reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements authorize the Adviser to select the brokers or deal-ers that will execute the purchases and sales of investment securities for the Portfolios. These Agreements direct the Adviser to use its best efforts to ob-tain the best available price and most favorable execution for all transac-tions of the Portfolios. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Portfolios in addition to required Ad-viser services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transac-tion, provided that such commissions are paid in compliance with the Securi-ties Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients.

  Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securi-ties will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for al-locating such transactions, allocations are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

  The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc." On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Board of Directors to issue three billion shares of common stock, with a $.001 par value. The Directors have the power to designate one or more series ("Portfolios") or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. The Board of Directors may create ad-ditional Portfolios and Classes of shares of the Fund.

  The shares of each Portfolio are fully paid and nonassessable and have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. They have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund.

  As of December 24, 1997, CNA Trust Corporation, Costa Mesa, CA held of rec-ord 92.4% of the outstanding shares of the NWQ Small Cap Value Portfolio, for which ownership is disclaimed or presumed disclaimed; Chase Manhattan Bank, New York, NY held of record 100% of the outstanding shares of the NWQ Value Equity Portfolio, for which ownership is disclaimed or presumed disclaimed;
and Linn Family Partnership, Montgomery, TX held of record 62% of the out-standing shares of the NWQ Special Equity Portfolio. The persons or organiza-tions owning 25% or more of the outstanding shares of a Portfolio may be pre-sumed to "control" (as that term is defined in the 1940 Act) such Portfolio.
As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio. Both Institutional Class and Institutional Service Class Shares rep-resent an interest in the same assets of a Portfolio. Service Class Shares, which bear certain expenses related to shareholder servicing, may bear expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. The Board of Directors of the Fund has authorized a third class of shares, Advisor Class Shares, which is not currently being offered by these Portfolios.

  Information about the Institutional Class Shares of the Portfolios is avail-able upon request by contacting the UAM Funds Service Center. Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder commu-nications in such matters, to the extent required in the undertaking.

CUSTODIAN
  The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS
  Price Waterhouse LLP serves as the independent accountants for the Fund.

REPORTS
  Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or phone number listed on the cover of this Prospectus.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RE-LIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CON-STITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

              UAM FUNDS -- INSTITUTIONAL SERVICE CLASS SHARES

 BHM&S Total Return Bond Portfolio
 DSI Disciplined Value Portfolio
 FMA Small Company Portfolio
 FPA Crescent Portfolio
 MJI International Equity Portfolio
 NWQ Balanced Portfolio
 NWQ Small Cap Value Portfolio
 NWQ Special Equity Portfolio
 NWQ Value Equity Portfolio

 Sirach Bond Portfolio

 Sirach Equity Portfolio
 Sirach Growth Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio


 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Small Cap Value Portfolio
 TJ Core Equity Portfolio

                    ------------------------------------
                                 APPLICATION
                     INSTITUTIONAL SERVICE CLASS SHARES
                    ------------------------------------

UAM FUNDS
REGULAR MAIL: UAM Funds
              P.O. Box 2798
              Boston, MA 02208-2798

Express Mail: UAM Funds
              73 Tremont Street, 9th Floor
              Boston, MA 02108-3913

FOR HELP WITH THIS APPLICATION, OR FOR MORE
INFORMATION, CALL US TOLL FREE: 1-800-638-7983.

                  Distributed by UAM Fund Distributors, Inc.

 1      YOUR ACCOUNT REGISTRATION (Check one box.)
 [_]    Individual or Joint Account

        ----------------------------------------------------------
        Owner's Name: First, Initial, Last

                              -     -
                        ------------------
                   Owner's Social Security Number

        ----------------------------------------------------------
        Joint Owner's Name: First, Initial, Last

                              -     -
                         ------------------
                   Joint Owner's Social Security Number

   Joint accounts will be registered joint tenants with right of survivorship unless otherwise indicated.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
 [_] Trust         [_] Exempt         [_] Non-Exempt         [_] Qualified Plan


        ----------------------------------------------------------
           Trustee(s)' Name

        ----------------------------------------------------------
           Name of Trust Agreement

        ----------------------------------------------------------
           Beneficiary's Name

           -
       ---------------    ----------------
        Taxpayer's ID      Date of Trust Agreement


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

 [_]   Custodial/Gift to Minors

        ----------------------------------------------------------
           Custodian's Name: First, Initial, Last

        ----------------------------------------------------------
           Minor's Name: First, Initial, Last

        ----------------------------------------------------------
           Minor's Social Security Number

        ----------------------------------------------------------
           Minor's State of residence

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
 [_]    *Corporation, Partnership or Other Entity
         Type:   [_] Corp.   [_] Partnership [_] Other

        ----------------------------------------------------------
           Name of Corp. or Other Entity

           -                       [_] Exempt       [_] Non-Exempt
        ---------------
        Taxpayer ID Number

   * Please enclose a corporate resolution which identifies individuals authorized to conduct transactions in this account.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
2  ADDRESS

        ----------------------------------------------------------
           Street or P.O. Box Number

        ----------------------------------------------------------
           City      State      Zip Code

           (  )                     (  )
        ----------------------------------------------------------
           Daytime Phone                  Evening Phone

Citizenship:   [_] U.S. [_] Resident- Alien [_] Non-Resident Alien
                                                   Specify Country
                                                                   ----------
3  INVESTMENT

Fill in the name of the Portfolio EXACTLY AS IT APPEARS ON

THE FRONT OF THE PROSPECTUS.    Fund Code
                                            $
-----------------------------   --------    --------
                                            $
-----------------------------   --------    --------
                                TOTAL       $
                                            --------
4 METHOD OF PAYMENT

 A.[_] Check (payable to UAM Funds) An Account No. will be assigned.
 B.[_] This application confirms my prior wire purchase on (date): _____________ I was assigned the following wire reference control number:____________________

5 DIVIDEND & CAPITAL GAINS
 Unless otherwise instructed, all distributions will be reinvested in additional shares.

 All dividends are to be        [_] reinvested [_] paid in cash
 All capital gains are to be    [_] reinvested [_] paid in cash

6 ADDITIONAL INFORMATION

-------------------------------------------------------------------------------
Owner's Occupation Owner's                      Date of Birth

-------------------------------------------------------------------------------
Employer's Name

--------------------------------------------------------------------------------
Employer's Address

--------------------------------------------------------------------------------
Joint Owner's Occupation                        Joint Owner's Date of Birth

--------------------------------------------------------------------------------
Joint Owner's Employer's Name

--------------------------------------------------------------------------------
Joint Owner's Employer's Address

--------------------------------------------------------------------------------

7  BROKER-DEALER/FINANCIAL PLANNER INFORMATION

------------------------------        ---------------------------------
Dealer Name                           Address of office servicing account
(as it appears on Selling Group
 Agreement)

------------------------------        ---------------------------------
Address of home office                    City     State    ZipCode

------------------------------        ----------------------------------
City     State        Zip               Representative's Name, Number,
                                        Branch Number

------------------------------        ----------------------------------
Authorized signature of                 Representative's telephone number
 dealer

--------------------------
  For Internal Use Only

  Source:
           -----------
  Code:
           -----------
--------------------------
8 INTERESTED PARTY:

 In addition to the account statement sent to your registered address, you may also have a Monthly Consolidated Statement Mailed to up to ten (10) interested parties (tax adviser, 401(k) Plan Administrator, Financial Planner, etc.). Please add a sheet with additional interested party names and addresses.

---------------------------------       ---------------------------------
    Name                                    Firm Name (if applicable)

---------------------------------
      Address

------------------------------------- ------------  -----------
       City                            State         Zip Code

9 AUTOMATIC INVESTMENT PLAN (AIP)

 An account balance of at least $2,500 is required.

 I hereby authorize and direct the agent to draw on my (our) bank account on a periodic basis, as indicated in section 11, for investment in my (our) account. Attached is a voided check of the bank account I/we wish to use (Initial investments may not be made through the Automatic Investment Plan.) Please note this privilege will be effective 15 days after UAM Funds receives this application. If no date is chosen below, your bank account will be debited on the 15th of the month.

 PREFERRED INVESTMENT SCHEDULE (PLEASE CHECK ONE):

 [_] Monthly  [_] Quarterly  [_] Semi- Annually  [_] Annually


 Begin investment on (Enter month/year):
                                         --------------------
 Debit My (Our) Bank Account and Invest as Follows ($100 Minimum Per Account):

                                             $
 -----------------------------------------------------------------
 Fund                                           Amount

                                             $
 -----------------------------------------------------------------
 Fund                                           Amount

                                             $
 -----------------------------------------------------------------
 Fund                                           Amount



             Please be sure to complete the back of this form.


                                                        UAM Funds Service Center

10 SYSTEMATIC WITHDRAWAL PLAN (SWP)

 An account balance of at least $10,000 is required.

 PREFERRED WITHDRAWAL SCHEDULE:

 [_] Monthly  [_] Quarterly  [_] Semi- Annually  [_] Annually

                                                [_] 1st or [_] 15th
---------------------------------------         -----------------------
 BEGIN WITHDRAWALS ON (ENTER MONTH/YEAR)_____   DAY OF MONTH

 I ELECT TO RECEIVE A PERIODIC PAYMENT OF ($100 MINIMUM PER ACCOUNT):

                                             $
 -----------------------------------------------------------------
 Fund                                           Amount

                                             $
 -----------------------------------------------------------------
 Fund                                           Amount

                                             $
 -----------------------------------------------------------------
 Fund                                           Amount


  11  BANK INFORMATION

FOR ACH, WIRE REDEMPTIONS, AIP AND SWP

Your bank account information must be on file in order to exercise telephone investment privileges. The account name(s) below must match exactly at least one name in section 1. A blank, voided check is necessary to provide account and bank routing information and must accompany this application.



--------------------------------------------------------------------------------
NAME OF BANK                                         ABA NUMBER


                                                [_] CHECKING  [_] SAVINGS
--------------------------------------------------------------------------------
ACCOUNT NUMBER                                             ACCOUNT TYPE


--------------------------------------------------------------------------------
BANK ADDRESS   CITY    STATE    ZIP CODE

Return the following to the address below:

 1. This completed application.

 2. Voided bank check or deposit slip if applicable.

 3. One check made payable to:

     UAM Funds

Send to: UAM Funds
     P.O. Box 2798
     Boston MA 02208-2798

  12  TELEPHONE REDEMPTION AND EXCHANGE

I/We authorize Chase Global Funds Services Company to honor any request(s) believed to be authentic for the following:

[_] Telephone Exchange                   [_] Telephone Redemption

    [_] a. Mail proceeds to name and address in which account is registered.

    [_] b. Wire redemption proceeds to bank indicated below.

             A VOIDED CHECK OR DEPOSIT SLIP MUST BE ATTACHED.


--------------------------------------------------------------------------------
Bank Name


--------------------------------------------------------------------------------
Bank Address


                                     (      )
-------------------------------     --------------------------------------------
Account Number                      Bank Phone


--------------------------------------------------------------------------------
Name(s) in which Account is Registered



--------------------------------------------------------------------------------
Bank Transit Routing Number (ABA #)


  13  SIGNATURE(S)

[ ] I/We have full authority and legal capacity to purchase Fund shares.

[ ] I/We have received the current Prospectus of the Portfolio(s) and agree to be bound by its (their) terms.


[ ] Under penalty of perjury, I/We also certify that --

    a. The number shown on this form is a correct Taxpayer ID Number or Social Security Number.

    B. I am not subject to backup withholding because (i) i have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (ii) the IRS has notified me that i am no longer subject to backup withholding. (Cross out item "b" if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.)


The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.


------------------------------------------    ----------------
Signature (Owner, Trustee, etc.)              Date


------------------------------------------    ----------------
Signature (Joint Owner, Co-trustee, etc.)     Date



================================================================================
                           APPLICATION INSTRUCTIONS
-------------------------------------------------------------------------------
 If you need assistance, a representative of UAM Funds will be pleased to help you. Our toll-free number is 1-800-638-7983.
-------------------------------------------------------------------------------

   New Account Application. An account can be registered as only one of the following:


 . individual          }  Supply the Social Security Number of the registered
 . joint tenants       }  account owner who is to be taxed.


 . Custodial/Gift      }  Supply minor's Social Security Number.
  to Minor


 . a trust             }  Supply the Taxpayer Identification Number of the legal
 . a corporation,      }  entity or organization that will report income and/or
partnership, organi-  }  capital gains.
zation, fiduciary     }


Please check the box that corresponds with the type of account you are opening and fill in the required information exactly as you wish it to appear on the account.

Redemption Authorizations. Corporations, other organizations, trusts and fidu-ciaries will be required to furnish additional paperwork to authorize redemp-tions. Call a representative of UAM Funds at 1-800-638-7983 for more informa-tion.


   Your Mailing Address. Please be sure to provide us with the address at which you wish to receive your mail.


   Your Investment. Please be sure to indicate the total amount invested. For more than two investments, please attach a separate sheet or an additional application.


   Establishing Your Account.
   A. Section 4A lets you open your account by check. Your check(s) should be made payable to UAM Funds. Be sure to enclose your check(s) with this ap-plication.

   B. If you are confirming a new Fund purchase previously made by wire, be sure to fill in Section 4B and provide the wire reference control number you were assigned at the time of this purchase. A completed application must follow all wire purchases.

   All applications are subject to acceptance by UAM Funds.


   Receiving Your Dividends and Capital Gains . Check the distribution option you prefer. If you do not select an option, all dividends and capital gains will be reinvested in your account.

   Employment Information. It is required by the National Association of Se-curities Dealers, Inc. to request this information.

   Interested Party/Broker-Dealer. In addition to the account statement sent to your registered address, you may also have a monthly consolidated statement mailed to up to ten (10) interested parties. You may add a sheet with additional interested party names and addresses. This section should also be completed if you are investing through a Broker-Dealer.

                              --IMPORTANT--

   REGULAR MAIL:   UAM Funds
                   P.O. Box 2798
                   Boston, MA 02208-2798

   EXPRESS MAIL:   UAM Funds
                   73 Tremont Street, 9th Floor
                   Boston, MA 02108-3913

   MORE QUESTIONS? Call a representative of UAM Funds at 1-800-638-7983.

   Telephone Redemption and Exchange. Telephone redemption proceeds mailed to a shareholder will be sent only to the address listed on the account. The Funds' bank wire feature is available for redeeming out of your Fund ac-count to your bank account. Be sure to check with your bank for proper wiring instructions. The Funds require the transit/routing number of your bank or its correspondent if your bank is unable to receive wires direct-ly. Please complete Section 6 to add the bank wire feature.

   Telephone exchanges may be made only if a Fund holds all share certifi-cates and if the registration of the two accounts will be identical.


   Your Signature(s). Please be sure to sign this application. If the account is registered in the name of:

   .an individual, the individual should sign

   .joint tenants, both should sign

   .a trust or other fiduciary, the fiduciary or fiduciaries should sign (please indicate capacity)

   .a corporation or other organization, an officer should sign (please indi-cate corporate office or title)

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  NWQ Investment Management Company
  2049 Century Park East, 4th Floor
  Los Angeles, CA 90067
  (310) 712-4000

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110



  PROSPECTUS

  January 22, 1998

  UAM Funds

  Rice, Hall, James Small Cap Portfolio
                          &
  Rice, Hall, James Small/Mid Cap Portfolio

  Institutional
  Class Shares








             P R O S P E C T U S








                    January 22, 1998

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objectives......................................................   6
Investment Policies........................................................   6
Other Investment Policies..................................................   9
Investment Limitations.....................................................  13
Purchase of Shares.........................................................  14
Redemption of Shares.......................................................  17
Shareholder Services.......................................................  20
Valuation of Shares........................................................  21
Performance Calculations...................................................  22
Dividends, Capital Gains Distributions and Taxes...........................  23
Investment Adviser.........................................................  24
Administrative Services....................................................  26
Distributor................................................................  26
Portfolio Transactions.....................................................  27
General Information........................................................  27
UAM Funds -- Institutional Class Shares....................................  29

                                   RICE, HALL, JAMES SMALL CAP

                                   PORTFOLIO & RICE, HALL, JAMES

UAM FUNDS                          SMALL/MID CAP PORTFOLIO
                                   INSTITUTIONAL CLASS SHARES

--------------------------------------------------------------------------------

                      PROSPECTUS -- JANUARY 22, 1998

  UAM Funds, Inc. ("UAM Funds") is an open-end, management investment company, known as a "mutual fund." The Fund consists of multiple series of shares (known as "Portfolios"), each of which has different investment objectives and poli-cies. The Rice, Hall, James Portfolios currently offer one class of shares. The securities offered in this Prospectus are Institutional Class Shares of two diversified, no-load Portfolios of the Fund managed by Rice, Hall, James & As-sociates.

  RICE, HALL, JAMES SMALL CAP PORTFOLIO. The objective of the Rice, Hall, James Small Cap Portfolio (the "Small Cap Portfolio") is to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primar-ily in small market capitalization companies.

  RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO. The objective of the Rice, Hall, James Small/Mid Cap Portfolio (the "Small/Mid Cap Portfolio") is to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small/mid market capitalization (small/mid cap) compa-nies.

  There can be no assurance that either Portfolio will meet its stated objec-tive.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 22, 1998 and has been incorporated by reference into this Prospectus. For a free copy of the SAI, contact the UAM Funds Service Center at 1-800-638-7983.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolios' Institutional Class Shares will incur. The Fund does not charge shareholder transaction expenses. However, transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

                                           RICE, HALL, JAMES RICE, HALL, JAMES
                                               SMALL CAP       SMALL/MID CAP
                                               PORTFOLIO         PORTFOLIO
                                           ----------------- -----------------
   Sales Load Imposed on Purchases........       NONE              NONE
   Sales Load Imposed on Reinvested
     Dividends............................       NONE              NONE
   Deferred Sales Load....................       NONE              NONE
   Redemption Fees........................       NONE              NONE
   Exchange Fee...........................       NONE              NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                            RICE, HALL, JAMES RICE, HALL, JAMES
                                                SMALL CAP       SMALL/MID CAP
                                                PORTFOLIO         PORTFOLIO
                                            ----------------- -----------------
   Investment Advisory Fees
     (After Fee Waiver)....................       0.75%             0.00%
   12b-1 Fees..............................        NONE             NONE
   Other Expenses (After Expenses
     Assumed)*.............................       0.24%             0.55%
     Administrative Fees...................       0.22%             0.70%
                                                  -----             -----
   Total Operating Expenses
     (After Fee Waiver and Expenses
     Assumed)*.............................       1.21%             1.25%
                                                  =====             =====

-----------

* Without waiving fees and assuming expenses, Investment Advisory Fees, Other Expenses and Total Operating Expenses of the Small/Mid Cap Portfolio for the fiscal year ended October 31, 1997 would have been 0.80%, 1.04% and 2.54%, respectively. The Total Operating Expenses includes the effect of expense offsets. If expense offsets were excluded, the Total Operating Expenses for the Portfolios would not significantly differ from the fig-ures shown in the table.

  The table above shows various expenses and fees an investor would bear di-rectly or indirectly.

  The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume as the Adviser's own expense operating expenses otherwise pay-able by the Portfolios to reduce the Portfolios' expense ratios. As of the date of this Prospectus, the Adviser has agreed to keep the expense ratios of the Small Cap and the Small/Mid Cap Portfolios Institutional Class Shares from exceeding 1.40% and 1.25%, of average daily net assets, respectively. The Fund will not reimburse the Adviser for any advisory fees waived or expenses that the Adviser may bear on behalf of the Portfolios for a given fiscal year.

EXAMPLE
  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Portfolios charge no redemption fees of any kind.

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
Rice, Hall, James Small Cap Portfolio..........  $12     $38     $66     $147
Rice, Hall, James Small/Mid Cap Portfolio......  $13     $40     $69     $151

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER

  Rice, Hall, James & Associates (the "Adviser"), a registered investment ad-viser founded in 1974, serves as investment adviser to the Portfolios. The Ad-viser presently manages over $1.1 billion in assets, primarily on behalf of institutional and individual investors. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor") to investors at net asset value without a sales commis-sion. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500. The minimum for subsequent invest-ments is $100. Certain exceptions to the initial or minimum investment amounts may be permitted by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. Each Portfolio will distribute any real-ized net capital gains annually. Distributions will be reinvested in the Port-folio's shares automatically unless an investor elects to receive cash distri-butions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES

  Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. Shares of each Portfolio may be exchanged for shares of the same class of any other Portfolio of the UAM Funds. (See "REDEMPTION OF SHARES" and "EX-CHANGE PRIVILEGE.")

ADMINISTRATIVE SERVICES
  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministration, fund accounting, dividend disbursing and transfer agency serv-ices provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of a Portfolio's shares will fluctuate in response to changes in market and economic conditions as well as the financial conditions and pros-pects of the issuers in which a Portfolio invests. Prospective investors should consider the following: (1) The small and mid-sized capitalization cor-porations in which the Portfolios will invest are more vulnerable to financial and other risks than larger corporations and the securities of such small and mid-sized capitalization corporations may involve a higher degree of risk and price volatility than investments in the general equity markets; (2) Both Portfolios may invest a portion of their assets in derivatives including futures contracts and options (See "OTHER INVESTMENT POLICIES"); (3) Both Portfolios may invest in securities of foreign issuers, which may involve greater risks than investments in domestic securities, such as foreign cur-rency risks (See "OTHER INVESTMENT POLICIES"); (4) In general, a Portfolio will not trade for short-term profits, but when circumstances warrant, invest-ments may be sold without regard to the length of time held. High rates of portfolio turnover may result in additional cost and the realization of capi-tal gains (See "OTHER INVESTMENT POLICIES"); and (5) In addition, both Portfo-lios may use various investment practices that involve special consideration, including investing in repurchase agreements, when-issued, forward delivery and delayed settlement securities and lending of securities. (See "OTHER IN-VESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS

  The following tables provide selected per share information for a share out-standing throughout the respective periods presented for the Portfolios' In-stitutional Class Shares. This table is part of the Portfolios' Financial Statements, which are included in the Portfolio's October 31, 1997 Annual Re-port to Shareholders. The Financial Statements have been included in the Port-folios' SAI. The Portfolio's October 31, 1997 Financial Statements have been audited by Price Waterhouse LLP. Their unqualified opinion on the Financial Statements is also incorporated into the Portfolio's SAI. The following infor-mation should be read in conjunction with the Portfolio's October 31, 1997 An-nual Report to Shareholders.

                     RICE, HALL, JAMES SMALL CAP PORTFOLIO

                         YEAR ENDED  YEAR ENDED  YEAR ENDED
                         OCTOBER 31, OCTOBER 31, OCTOBER 31, JULY 1, 1994** TO
                            1997        1996        1995     OCTOBER 31, 1994
                         ----------- ----------- ----------- -----------------
NET ASSET VALUE,
  BEGINNING OF PERIOD...    $15.73      $15.87      $11.14        $10.00
                           -------     -------     -------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income
    (loss)..............     (0.08)      (0.10)      (0.07)         0.01
  Net realized and
    unrealized gain on
    investments.........      4.59        2.73        4.81          1.13
                           -------     -------     -------        ------
    Total from
      investment
      operations........      4.51        2.63        4.74          1.14
                           -------     -------     -------        ------
DISTRIBUTIONS
  Net investment
    income..............       --          --        (0.01)          --
  In excess of net
    investment income...       --          --        (0.00)#         --
  Net realized gain.....     (1.48)      (2.77)        --            --
                           -------     -------     -------        ------
    Total
      distributions.....     (1.48)      (2.77)      (0.01)          --
                           -------     -------     -------        ------
NET ASSET VALUE, END OF
  PERIOD................    $18.76      $15.73      $15.87        $11.14
                           =======     =======     =======        ======
TOTAL RETURN............     31.44%      19.43%      42.59%+       11.40%+***
                           =======     =======     =======        ======
RATIOS AND SUPPLEMENTAL
  DATA
Net assets, end of
  period (thousands)....   $51,772     $33,488     $18,910        $8,287
Ratio of expenses to
  average net assets....      1.21%       1.37%       1.40%         1.40%*
Ratio of net investment
  income (loss) to
  average net assets....     (0.53)%     (0.78)%     (0.63)%        0.30%*
Portfolio turnover
  rate..................       158%        181%        180%            5%
Average commission
  rate##................   $0.0498     $0.0509         N/A           N/A
Voluntary waived fees
  and expenses assumed
  by the adviser per
  share.................       N/A         N/A     $  0.01        $ 0.05
Ratio of expenses to
  average net assets
  including expense
  offsets...............      1.21%       1.37%       1.40%          N/A

-----------
*   Annualized.

**  Commencement of operations.

*** Not annualized.
+ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
#   Value is less than 0.01 per share.
## For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

                RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO

                                                           NOVEMBER 1, 1996* TO
                                                             OCTOBER 31, 1997
                                                           --------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................         $10.00
                                                                 -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................           0.03
  Net realized and unrealized gain.......................           2.64
                                                                 -------
    Total from investment operations.....................           2.67
                                                                 -------
DISTRIBUTIONS
  Net investment income..................................          (0.03)
                                                                 -------
    Total distributions..................................          (0.03)
                                                                 -------
NET ASSET VALUE, END OF PERIOD...........................         $12.64
                                                                 =======
TOTAL RETURN.............................................          26.76%+
                                                                 =======
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)....................        $12,957
Ratio of expenses to average net assets..................           1.25%
Ratio of net investment income to average net assets.....           0.24%
Portfolio turnover rate..................................             56%
Average commission rate..................................        $0.0732
Voluntary waived fees and expenses assumed by the adviser
  per share..............................................        $  0.18
Ratio of expenses to average net assets including expense
  offsets................................................           1.25%

-----------

*   Commencement of operations.

+ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.

                             INVESTMENT OBJECTIVES

  The objective of the Small Cap Portfolio is to provide maximum capital ap-preciation, consistent with reasonable risk to principal by investing primar-ily in small market capitalization companies. The Adviser intends to pursue this objective through investment primarily in common stocks of companies whose market capitalizations range between $40 million and $500 million.

  The objective of the Small/Mid Cap Portfolio is to provide maximum capital appreciation, consistent with reasonable risk to principal by investing pri-marily in small/mid market capitalization ("Small/Mid Cap") companies. The Ad-viser intends to pursue this objective through investment primarily in common stocks of companies whose market capitalizations range between $300 million and $2.5 billion.

  There can be no assurance that the Portfolios will achieve their stated objectives.

                              INVESTMENT POLICIES

  THE SMALL CAP PORTFOLIO will invest, under normal circumstances, at least 65% of its total assets in equity securities of companies with market capital-izations of $40 million to $500 million, at the time of initial purchase. The equity securities in which the Portfolio will invest will consist of common stocks and securities convertible into common stocks, including convertible preferred stocks and convertible bonds. The Adviser will strive to accomplish its in-vestment objective with broad diversification. The Adviser believes that the Portfolio will provide a level of diversification and investment opportunity that may be difficult for individual investors to accomplish on their own.

  The Adviser will use a selection process that emphasizes smaller, emerging companies which have the potential to become market leaders in their indus-tries. The Adviser will focus on securities of companies with:

    . strong management

    . leading products or services

    . distribution to a large marketplace or growing niche market

    . anticipated above-average revenue and earnings growth rates

    . potential for improvement in profit margins

    . strong cash flow and/or improving financial position

  The list of potential investments is further filtered by the use of tradi-tional fundamental security analysis and valuation methods including, but not limited to, analysis of relative returns on capital and equity, reward to risk ratios and earnings per share growth rates relative to price earnings ratios. The Adviser believes that many companies with smaller capitalizations have greater potential than their larger counterparts to deliver above-average rev-enue and earnings growth rates that have not yet been recognized by investors.

  The Adviser expects that a majority of investments in the Small Cap Portfo-lio will be in U.S.-based companies, however, from time to time shares of for-eign based companies may be purchased if they meet the Small Cap Portfolio's investment criteria. Under normal circumstances, investments in foreign based companies will comprise no more than 15% of portfolio assets.

  It is anticipated that cash reserves will represent a relatively small per-centage of portfolio assets (less than 20% under most circumstances). In unu-sual circumstances, or for temporary defensive purposes when market or eco-nomic conditions may warrant, the Small Cap Portfolio may invest all or a por-tion of its assets in short-term investments, cash and cash equivalents. When the Small Cap Portfolio is in a defensive position, it may not be pursuing its investment objective.

  THE SMALL/MID CAP PORTFOLIO will invest, under normal circumstances, at least 65% of its total assets in equity securities of companies with market capitalizations of $300 million to $2.5 billion at the time of initial pur-chase. The equity securities in which the Small/Mid Cap Portfolio will invest will consist of common stock and securities convertible into common stocks, including convertible preferred stocks and convertible bonds.

  The small/mid cap area of the market, defined by the Adviser as companies with market capitalizations of less than $2.5 billion but greater than $300 million, has more than three times the number of securities than the market comprised of companies with market capitalizations greater than $2.5 billion. The Adviser believes that the small/mid cap market has less analyst coverage which means there is greater pricing inefficiency for such securities than for more closely followed, usually larger capitalization companies. The Adviser's investment selections for the Small/Mid Cap Portfolio will tend to be from relatively underfollowed securities.

  The Adviser practices a fundamentally driven bottom up research approach. This approach focuses on identifying stocks of growth companies that are sell-ing at a discount to the companies' projected earnings growth rates. Specifi-cally, the Adviser requires that equity securities in which the Small/Mid Cap Portfolio invests have price/earnings ratios that are lower than the 3 to 5 year projected earnings growth rate. In addition, the stocks must possess cat-alysts, which are defined by the Adviser as fundamental events that ultimately lead to increases in revenue growth rates, expanding profit margins and/or in-creases in earnings growth rates that are generally not anticipated by the market. Such events can include new product introductions or applications, discovery of niche markets, new management, corporate or industry restruc-tures, regulatory change and end market expansion. Most importantly, the Ad-viser must be convinced that such change will lead to greater investor recog-nition and a subsequent rise in the stock prices within a 12 to 24 month peri-od. The key is discovering undervalued companies where fundamental changes are occurring that are temporarily going unnoticed by investors.

  The Adviser expects that a majority of investments in the Small/Mid Cap Portfolio will be in U.S.-based companies, however, from time to time, shares of foreign based companies may be purchased if they meet the Small/Mid Cap Portfolio's investment criteria. Under normal circumstances, investments in foreign based companies will comprise no more than 15% of portfolio assets.

  It is anticipated that cash reserves will represent a relatively small per-centage of portfolio assets (no more than 20% under most circumstances). In unusual circumstances, or for temporary defensive purposes when market or eco-nomic conditions may warrant, the Small/Mid Cap Portfolio may invest all or a portion of its assets in short-term investments, cash and cash equivalents. When the Small/Mid Cap Portfolio is in a defensive position, it may not be pursuing its investment objective.

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, each Portfolio may invest a por-tion of its assets in domestic and foreign money market instruments including certificates of deposit, bankers' acceptances, time deposits, U.S. Government obligations, U.S. Government agency securities, short-term corporate debt se-curities, and commercial paper rated A-1 or A-2 by Standard & Poor's Ratings Services or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, determined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of a Portfolio. Each Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by each Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, a Portfolio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPA-NIES.")

REPURCHASE AGREEMENTS
  Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securi-ties to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause a Portfolio to experience a loss or de-lay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collater-al. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and care-ful monitoring procedures. The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to in-vest in repurchase agreements on a joint basis. By entering into joint repur-chase agreements, a Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agreements. Each Portfolio's con-tribution would determine its return from a joint repurchase agreement. (See "SHORT TERM INVESTMENTS.")

LENDING OF SECURITIES

  Each Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. A Portfolio will not loan securities to the extent that greater than one-third of its total assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is subject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Directors. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered by the Adviser in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Directors. The Portfolios will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  Each Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a Portfolio until it receives pay-ment or delivery from the other party to any of the above transactions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. Each Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  Each Portfolio may engage in these types of purchases in order to buy secu-rities that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER

  In addition to Portfolio trading costs, higher rates (100% or more) of port-folio turnover may result in the realization of capital gains. (See "DIVI-DENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxa-
tion). The Portfolios will not normally engage in short-term trading, but each reserves the right to do so. The tables set forth in "Financial Highlights" present the Portfolios' historical portfolio turnover rates.

INVESTMENT COMPANIES
  Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon a Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

FOREIGN INVESTMENTS
  Investing in foreign companies, may involve additional risks and considera-tions which are not typically associated with investing in U.S. companies. Since securities of foreign companies are normally denominated in foreign cur-rencies, each Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

  As non-U.S. companies are not generally subject to uniform accounting, au-diting and financial reporting standards and practices comparable to those ap-plicable to U.S. companies, comparable information may not be readily avail-able about certain foreign companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. compa-nies. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those coun-tries. Additionally, there may be difficulty in obtaining and enforcing judg-ments against foreign issuers.

FUTURES CONTRACTS AND OPTIONS

  In order to remain fully invested, and to reduce transaction costs, each Portfolio may invest in futures and options and interest rate futures con-tracts. Because transaction costs associated with futures and options may be lower than the costs of investing in the securities directly, the use of index futures and options to facilitate cash flows may reduce the Portfolio's over-all transaction costs. Each Portfolio may enter into futures contracts pro-vided that not more than 5% of its total assets are at the time of acquisition required as margin deposit to secure obligations under such contracts. Each Portfolio will engage in futures and options transactions for hedging purposes only and not for speculative purposes.

  Futures and options can be volatile and involve various degrees and types of risk. If each Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with its investments, use of futures and options contracts could result in a loss. A Portfolio could also suffer losses if it is unable to liquidate its position due to an illiquid secondary market. In the opinion of the Directors of the Fund, the risk that a Portfolio will be unable to close out a futures position or options contract will be minimized only by entering into futures contracts or options transactions traded on na-tional exchanges and for which there appears to be a liquid secondary market.

RESTRICTED SECURITIES
  Each Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Directors, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Portfolio's investment limitations. A Portfolio will invest no more than 15% of its net assets in illiquid securities. The prices realized from the sales of these securities could be less than those origi-nally paid by the Portfolio or less than what would be considered fair value of such securities.

  Except as specified above and as described under "Investment Limitations," the foregoing investment policies are not fundamental and the Fund's Directors may change such policies without an affirmative vote of a "majority of the outstanding voting securities of the Portfolio," as defined in the 1940 Act.

                            INVESTMENT LIMITATIONS

  Each Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies when the portfolio adopts a temporary position;

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act and the Rules and Regulations or inter-pretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) a Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

  The Portfolios' investment objectives and investment limitations (a), (b),
(d), (e), and (f)(i), set forth above, are fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of each Portfolio of the Fund. If a percentage limitation on investment or utili-zation of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfo-lio's assets will not be considered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value per share next determined after an order is received by the Fund and payment is received by the Fund or a designated Service Agent. (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500. Certain excep-tions may be permitted by the officers of the Fund.

  Shares of the Portfolios may be purchased by customers of brokers-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, which would not be imposed if shares of the Portfolio were pur-chased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not available to a share-holder dealing directly with the Fund. A salesperson and any other person en-titled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents, or, if applicable, their designees, that have entered into agreements with the Fund or its agent may enter confirmed purchase or redemp-tion orders on behalf of clients and customers, with payment to follow no later than the Portfolio's pricing on the following business day. If payment is not received by the Fund's Sub-Transfer Agent, Chase Global Funds Services Company by such time, the Service Agent could be held liable for resulting fees or losses. A Portfolio may be deemed to have received a purchase or re-demption order when a Service Agent, or, if applicable, its authorized desig-nee, accepts the order. Orders received by the Fund in proper form will be priced at the Portfolio's net asset value next computed after they are ac-cepted by the Service Agent or its authorized designee. Service Agents are re-sponsible to their customers and the Fund for timely transmission of all sub-scription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

 BY MAIL

  . Complete and sign an Application and mail it together with a check made payable to "UAM Funds" to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment. The Fund will not accept third-party checks to purchase shares of the Portfolios. If you purchase shares by check, please be sure that your check is made payable to the "UAM Funds."

BY WIRE

 . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wir-ing the funds. The call must be received prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) to receive that day's price. An account number and a wire control number will then be pro-vided to you in addition to wiring instructions. Next,

 . Instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                      Ref: Portfolio Name ______________
                      Your Account Number ______________
                      Your Account Name ________________
                      Wire Control Number ______________

                          (assigned by the UAM Funds
                             Service Center)

 . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

 . To be sure that a bank wire order is received on the same day it is sent, an investor's bank should wire funds as early in the day as possible. The bank sending funds may charge for this service. The Fund's agent reserves the right to charge investors for receipt of wired funds, but no charge is currently imposed by this service. It is necessary to obtain a new wire control number every time money is wired into an account in a Portfolio. Wire control numbers are effective for one transaction only and cannot be used more than once. Wired money that is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

ADDITIONAL INVESTMENTS
  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check made payable to "UAM Funds" to the above address or by wiring money to the Custodian Bank using the instructions outlined above. When making addi-tional investments, be sure that the account number, account name and the Portfolio to be purchased are identified on the check or wire. Prior to wiring additional investments, notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when pos-sible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

PURCHASE BY ACH

  If you have made this election, shares of the Portfolio may be purchased via Automated Clearing House ("ACH"). Investors purchasing via ACH should complete the appropriate sections of the Account Application and attach a voided check or deposit slip to the Account Application. This option must be established on your account at least 15 days prior to your initiating an ACH transaction. (See "SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN".)

OTHER PURCHASE INFORMATION

  Investments received by the close of regular trading on the NYSE (generally 4 p.m. Eastern Time) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole discretion, to suspend the offering of shares of each Portfolio or to reject purchase orders when, in the judgment of man-agement, such suspension or rejection is in the best interests of the Fund. The Portfolios are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Portfolio's performance and its shareholders. Accordingly, if the Fund's management deter-mines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any purchase request with respect to such investor's account. Such in-vestors also may be barred from purchasing other Portfolios of the Fund. Pur-chases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolios may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after acceptance. Shares issued by a Portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of each Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value next determined after receipt of the re-demption request. No charge is made for redemptions. Any redemption may be more or less than the purchase price of the shares depending on the market value of the investment securities held by the Portfolios.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed); and

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent do not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION

  The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the UAM Funds Service Center of a redemption request in proper form. Although the Fund will redeem shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a pe-riod of up to fifteen days after their purchase, pending determination that the check has cleared. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds. The Fund may suspend the right of redemption or post-pone the date at times when either the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  If the Board of Directors determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemp-tions.

  The Portfolios reserve the right to liquidate any account that is below fifty percent of the required minimum initial investment amount for a Portfo-lio as set forth in the Prospectus, where the reduction in value has occurred due to a redemption or exchange out of the account. If at any time your total investment does not have a value of at least fifty percent of the required minimum initial investment amount, you may be notified that the value of your account is below the Portfolio's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the ac-
count is liquidated. Retirement ac     -
counts and certain other accounts will not be subject to automatic liquida-tion. Reductions in value that result solely from market activity will not trigger an involuntary redemption.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of each Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio. (See the list of Portfo-lios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives and policies of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the NYSE (generally 4 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading of the NYSE will be processed on the next busi-ness day. The Fund may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange re-quest. If the Fund's management determines that an investor is engaged in ex-cessive trading, the Fund, with or without prior notice, may reject in whole or part any exchange request, with respect to such investor's account. Such investors also may be barred from exchanging into other Portfolios of the Fund. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE". An ex-change into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes.

AUTOMATIC INVESTMENT PLAN

  An Automatic Investment Plan permits shareholders of a Portfolio with a min-imum value of $2,500 or more to purchase shares automatically (minimum of $100 per transaction) at regular intervals selected by the shareholder. Provided the shareholder's bank or financial institution allows automatic withdrawals, shares are purchased by transferring funds via the Automatic Clearing House ("ACH"). Investments made through ACH will be automatically transferred from a shareholder's checking, bank money market or NOW account designated by the shareholder.

Such withdrawals are made electronically, if the shareholder's bank or finan-cial institution so permits, or by pre-authorized checks or drafts drawn on the shareholder's bank or other account. The bank or financial institution must be a member of ACH. At the shareholder's option, the account designated will be debited in the specified amount, and shares will be purchased monthly or quarterly.

  To establish an Automatic Investment Plan, a shareholder must complete the appropriate sections of the Account Application and mail it to Chase Global Funds Services Company. A shareholder may cancel his/her participation or change the amount of purchase at any time by mailing written notification to Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798 and notification generally will be effective three business days following re-ceipt. The Fund may modify or terminate this privilege at any time, or may charge a service fee, although no such fee currently is contemplated.

SYSTEMATIC WITHDRAWAL PLAN

  Any shareholder whose account balance totals at least $10,000 may establish a Systematic Withdrawal Plan under which an amount pre-determined by the shareholder (but at least $100) is automatically redeemed from the sharehold-er's account either monthly or quarterly. A shareholder may participate in the Systematic Withdrawal Plan by using ACH. Redemptions made through ACH will be automatically transferred to the shareholder's bank or other financial insti-tution account or a properly designated third party. The bank or financial in-stitution must be a member of ACH. Redemptions ordinarily are made on the third business day of the month and payments ordinarily will be transmitted within five business days after the redemption date. Because the prices of Fund shares fluctuate, the number of shares redeemed to finance systematic withdrawal payments of a given amount will vary from payment to payment. If a shareholder owns shares in more than one Portfolio, the shareholder must des-ignate the Portfolio from which the redemptions under a Systematic Withdrawal Plan should be made. A Systematic Withdrawal Plan may be terminated or sus-pended at any time by the Fund. A shareholder may elect at any time, in writ-ing, to terminate participation in the Systematic Withdrawal Plan. Such writ-ten election must be sent to and received by the Fund before a termination be-comes effective. There is currently no charge to the shareholder for a System-atic Withdrawal Plan.

                              VALUATION OF SHARES

  The net asset value of each class of each Portfolio is determined by divid-ing the value of the Portfolio's assets attributable to the class, less any liabilities attributable to the class, by the number of shares outstanding at-tributable to the class. The net asset value per share of each class of each Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolios measure performance by calculating total return. Total return figures are based on historical earnings and are not intended to indicate fu-ture performance. Yield and total return are calculated separately for each class of a Portfolio.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Portfolios' performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolios' SAI. This information may also be included in sales literature and advertising.

  The Portfolios' Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. To receive an Annual Report contact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolios will normally distribute them annually.

  All dividends and capital gains distributions will be automatically rein-vested in additional shares of each Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES

  Each Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt generally from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, each Portfolio must, among other things, distribute substantially all of its ordi-nary income and net capital gains on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term and mid-term capital gains distributions are taxed as long-term and mid-term capital gains, as the case may be. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month and paid in January of the following year, will be treated as if they had been paid by the Fund and received by the shareholders on De-cember 31.

  The Fund is required by federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by each Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce each Portfolio's dividends but are included in the taxable income reported on your tax statement if each Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

                              INVESTMENT ADVISER

  Rice, Hall, James & Associates was founded in 1974 and is located at 600 West Broadway, Suite 1000, San Diego, CA 92101. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), a holding company, and provides investment management services to individual and institutional investors. As of November 30, 1997, the Adviser had over $1.1 billion in as-sets under management.

  Under Investment Advisory Agreements (the "Agreements") with the Fund, dated as of January 24, 1994 for the Small Cap Portfolio and September 16, 1996 for the Small/Mid Cap Portfolio, the Adviser, subject to the control and supervi-sion of the Fund's Board of Directors and in conformance with the stated in-vestment objective and policies of each Portfolio, manages the investment and reinvestment of the assets of the Portfolios. In this regard, it is the re-sponsibility of the Adviser to make investment decisions for each Portfolio and to place purchase and sale orders for each Portfolio's investments.

  The investment professionals responsible for the day-to-day management of the Portfolios are as follows:

  SAMUEL R. TROZZO is Chairman of the Adviser with over thirty-six years' in-vestment experience. Prior to founding Rice, Hall, James & Associates in 1974, Mr. Trozzo was Vice President and Senior Investment Officer of Southern Cali-fornia First National Bank. He is a former member of the State of California Board of Administration/Investment Committee Public Employees Retirement Sys-tem. He is a graduate of Kent State University.

  THOMAS W. MCDOWELL, JR. is President and Chief Executive Officer of the Ad-viser with over fifteen years' investment experience. Mr. McDowell joined Rice, Hall, James in 1984. Prior to that time, he was Investment Officer, Se-curity Analyst and Portfolio Manager at California First Bank. He earned his B.A. degree from the University of California, Los Angeles and his M.B.A. from San Diego State University.

  DAVID P. TESSMER is Partner and Co-Director of Research of the Adviser with thirty years' investment experience. Prior to joining Rice, Hall, James in 1986, Mr. Tessmer was Vice President and Senior Portfolio Manager at The Pa-cific Century Group, San Diego. He earned his B.S. degree in Investment Man-agement at Northwestern University and his M.B.A. in Finance at Columbia Grad-uate School of Business.

  TIMOTHY A. TODARO is Partner and Co-Director of Research of the Adviser with sixteen years' investment experience. Mr. Todaro joined Rice, Hall, James in 1983. Prior to that time, he was Senior Investment Analyst at Comerica Bank, Detroit, Michigan. Mr. Todaro earned his B.A. in Economics at the University of

California, San Diego and his M.B.A. degree in Finance/International Business at the University of Wisconsin, Madison. He is a Chartered Financial Analyst.

  GARY S. RICE is Partner of the Adviser with thirteen years' investment expe-rience. Mr. Rice was an Account Administrator with the Trust Division at Fed-erated Investors, Inc., Pittsburgh, Pennsylvania prior to joining Rice, Hall, James in 1983. He earned his B.A. degree in Economics/Business Administration at Vanderbilt University.

  MICHELLE P. CONNELL is Partner of the Adviser with twelve years' investment experience. Prior to joining Rice, Hall, James in 1995, she was Senior Invest-ment Analyst with Linsco/Private Ledger. Previously, she was the director of Finance and Operations at the San Diego Natural History Museum. Ms. Connell has a B.A. degree in accounting from Seattle University and her M.B.A. from San Diego State University. She is a Chartered Financial Analyst.

  As compensation for the services rendered by the Adviser under the Agree-ments, the Portfolios pay the Adviser annual fees, in monthly installments, calculated by applying the following annual percentage rates to the Portfo-lios' average daily net assets for the month:

   Rice, Hall, James Small Cap Portfolio.................................. 0.75%
   Rice, Hall, James Small/Mid Cap Portfolio.............................. 0.80%

  The Adviser has voluntarily agreed to waive all or part of its advisory fees and to assume as the Adviser's own expense operating expenses otherwise pay-able by the Small Cap Portfolio and the Small/Mid Cap Portfolio to keep their respective total annual operating expenses from exceeding 1.40% and 1.25%, re-spectively of their average daily net assets. The Fund will not reimburse the Adviser for advisory fees waived or expenses that the Adviser may bear on be-half of the Portfolios for a given fiscal year.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, a Portfolio or any Class of Shares. Payments made for any of these purposes may be made from its revenues, its profits or any other source available to it. When such service arrangements are in ef-fect, they are made generally available to all qualified service providers.

  The Distributor, the Adviser, and certain of their affiliates also partici-pate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and shareholder services of its Consulting Group and receives .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's el-igible customer accounts in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it provides to certain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio specific fees are calculated from the aggregate net assets of each Portfolio:

                                                                           RATE
                                                                           ----
   Rice, Hall, James Small Cap Portfolio.................................. 0.04%
   Rice, Hall, James Small/Mid Cap Portfolio.............................. 0.04%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined UAM Funds net assets;

  0.11% of 1% of the next $800 million of combined UAM Funds net assets;

  0.07 of 1% of combined UAM Funds net assets in excess of $1 billion but less than $3 billion;

  0.05 of 1% of combined UAM Funds net assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Distributors, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distrib-utes the shares of the Fund. Under the Distribution Agreement (the "Agree-ment"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the shares offered in this Prospectus. The Agreement continues in effect so long as such continuance is approved at least annually by the Fund's Board of Directors. Those approving the Agreement must include a majority of Directors who are neither parties to the Agreement nor interested persons of any such party. The Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and the printing of its prospectuses, SAIs and reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements authorize the Adviser to select the brokers or deal-ers that will execute the purchases and sales of investment securities for each Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transac-tions of the Portfolios. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of research, statistical and pric-ing services these brokers provide to the Portfolios in addition to required broker services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transac-tion, provided that such commissions are paid in compliance with the Securi-ties Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients. Although not a typical practice, the Adviser may place portfo-lio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securi-ties will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for al-locating such transactions, allocations are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

  The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc." On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Directors have the power to designate one or more series or classes of shares of common stock and to classify or reclassify any unissued shares without further action by shareholders. The Board of Directors may create additional Portfolios and Classes of shares of the Fund in the fu-ture at its discretion.

  The shares of each Portfolio are fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Directors can elect 100% of the Directors. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund.

  In addition to the Institutional Class Shares offered by this Prospectus, the Board of Directors of the Fund has authorized Institutional Service Class Shares and Advisor Class Shares, which are not currently being offered by these Portfolios.

  As of December 24, 1997, Hartnat & Co., Rochester N.Y., held of record 26.7% of the outstanding shares of the Rice, Hall, James Small/Mid Cap Portfolio for which beneficial ownership is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters to the extent required by the undertaking.

CUSTODIAN
  The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS

  Price Waterhouse LLP serves as the independent accountants for the Fund.

REPORTS
  Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RE-LIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CON-STITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio
 BHM&S Total Return Bond Portfolio
 Chicago Asset Management Intermediate Bond Portfolio
 Chicago Asset Management Value/Contrarian Portfolio
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio
 DSI Balanced Portfolio
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio
 FMA Small Company Portfolio
 FPA Crescent Portfolio
 Hanson Equity Portfolio
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio
 IRC Enhanced Index Portfolio
 Jacobs International Octagon Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio

 McKee Small Cap Equity Portfolio
 McKee U.S. Government Portfolio

 MJI International Equity Portfolio

 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio

 NWQ Small Cap Value Portfolio

 NWQ Special Equity Portfolio
 Rice, Hall James Small Cap Portfolio
 Rice, Hall James Small/Mid Cap Portfolio

 Sirach Bond Portfolio
 Sirach Equity Portfolio

 Sirach Growth Portfolio

 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio

 SAMI Preferred Stock Income Portfolio
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio

 Sterling Partners' Small Cap Value Portfolio

 TS&W Balanced Portfolio
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Rice, Hall, James & Associates
  600 West Broadway, Suite 1000
  San Diego, CA 92101
  (619) 239-9005

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110









  PROSPECTUS

  January 22, 1998

  UAM Funds

  SAMI Preferred Stock Income Portfolio

  Institutional
  Class Shares








             P R O S P E C T U S






                    January 22, 1998

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objective.......................................................   6
Investment Policies........................................................   6
Other Investment Policies..................................................  10
Investment Limitations.....................................................  12
Purchase of Shares.........................................................  13
Redemption of Shares.......................................................  17
Shareholder Services.......................................................  20
Valuation of Shares........................................................  21
Performance Calculations...................................................  22
Dividends, Capital Gains Distributions and Taxes...........................  23
Investment Adviser.........................................................  24
Administrative Services....................................................  27
Distributor................................................................  27
Portfolio Transactions.....................................................  28
General Information........................................................  28
UAM Funds -- Institutional Class Shares....................................  30

                                               SAMI PREFERRED STOCK
UAM FUNDS                                      INCOME PORTFOLIO

                                               INSTITUTIONAL CLASS SHARES

-------------------------------------------------------------------------------

                      PROSPECTUS -- JANUARY 22, 1998

  UAM Funds, Inc. (the "Fund") is an open-end, management investment company known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios"), each of which has different investment objectives and invest-ment policies. The SAMI Preferred Stock Income Portfolio currently offers only one class of shares. The securities offered in this Prospectus are Institu-tional Class Shares of one diversified, no-load Portfolio of the Fund managed by Spectrum Asset Management, Inc.

  SAMI PREFERRED STOCK INCOME PORTFOLIO. The objective of the Portfolio is to provide a high level of dividend income consistent with capital preservation. To achieve its objective, the Portfolio will invest primarily in a diversified portfolio of utility preferred securities combined with a constant cross-hedge using U.S. Government securities futures. The Portfolio also expects to invest significantly in bank preferred securities. In addition, the Portfolio's In-vestment Adviser intends to manage the Portfolio to maximize income qualifying for the dividends received deduction under the Internal Revenue Code of 1986.


  There can be no assurance that the Portfolio will meet its stated objective.


  Keep this Prospectus for future reference. It contains information you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 22, 1998 and has been incorporated by reference into this Prospectus. For a free copy of the SAI, contact the UAM Funds Service Center at 1-800-638-7983.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolio will incur. The Fund does not charge shareholder transaction ex-penses. However, transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

                                                              SAMI PREFERRED
                                                          STOCK INCOME PORTFOLIO
                                                          ----------------------
   Sales Load Imposed on Purchases.......................          NONE
   Sales Load Imposed on Reinvested Dividends............          NONE
   Deferred Sales Load...................................          NONE
   Redemption Fees.......................................          NONE
   Exchange Fee..........................................          NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                              SAMI PREFERRED
                                                          STOCK INCOME PORTFOLIO
                                                          ----------------------
   Investment Advisory Fees (After Fee Waiver)...........          0.52%
   12b-1 Fees............................................          NONE
   Other Expenses........................................          0.18%
    Administrative Fees..................................          0.29%
                                                                   ----
   Total Operating Expenses (After Fee Waiver)...........          0.99%*
                                                                   ====

-----------

* Absent fee waivers by the Adviser, Investment Advisory Fees and Total Oper-ating Expenses of the Portfolio for the fiscal year ended October 31, 1997 would have been 0.70% and 1.17%, respectively. The Total Operating Expenses includes the effect of expense offsets. If expense offsets were excluded, the Total Operating Expenses would not have differed from the figure shown in the table.

  The table above shows the various fees and expenses that an investor would bear directly or indirectly. The expenses and fees listed above are based on the Portfolio's operations during the fiscal year ended October 31, 1997, ex-cept that Administrative Fees have been restated to reflect current fees. See "ADMINISTRATIVE SERVICES" herein and in the SAI.

  The Adviser has voluntarily agreed to waive its advisory fees and to assume expenses otherwise payable by the Portfolio, in order to reduce the Portfo-lio's expense ratio. As of the date of this Prospectus, the Adviser has agreed to keep the Portfolio's total annual operating expenses, after the effect of expense offset ar-rangements, from exceeding 0.99% of its average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Port-folio expenses that the Adviser may bear on behalf of the Portfolio for a given fiscal year.

EXAMPLE
  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the ta-ble above, the Portfolio charges no redemption fees of any kind.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
SAMI Preferred Stock Income Portfolio...........  $10     $32     $55     $121

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER

  Spectrum Asset Management, Inc. (the "Adviser"), is an investment counseling firm founded in 1987. The Adviser presently manages over $1.1 billion in as-sets for institutions, pension plans and endowments. (See "INVESTMENT ADVIS-ER.")

PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500. The minimum for subsequent investments is $100. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions to the initial or minimum investment amounts may be permitted by the officers of the Fund. (See "PURCHASE OF SHARES.").

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in monthly dividends. Any realized net capital gains will also be distributed with the last dividend distribution for the fiscal year. Distribu-tions will be reinvested in each Portfolio's shares unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES

  Shares may be redeemed without cost at any time, at the Portfolio's net as-set value next determined after receipt of the redemption request. The redemp-tion price may be more or less than the purchase price. Shares of each Portfo-lio may be exchanged for shares of the same class of any other Portfolio of the UAM Funds. (See "REDEMPTION OF SHARES" and "EXCHANGE PRIVILEGE.")

ADMINISTRATIVE SERVICES
  UAM Fund Services Inc. ("UAMFSI"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing adminis-tration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The Portfolio's Adviser intends to hedge a major portion of the Portfolio's preferred and fixed income securities investments through the use of deriva-tives including futures contracts, options on futures contracts and options on U.S. Government securities to substantially reduce the price volatility of the Portfolio generally due to interest rate changes.

  The Adviser has successfully operated an investment program similar to the Portfolio's for its individual institutional clients since its inception in 1987. A portfolio of preferred stocks hedged with U.S. Government securities futures and options is a "cross" hedge and not a "perfect" hedge, and, there-fore, an absolute correlation does not exist between the price volatility of the portfolio of preferred securities and the hedging instruments. Preferred securities prices may change more or less rapidly than bond or note futures prices causing a distortion in the price relationship. The Adviser will con-tinuously analyze a variety of factors including average investment rates, premium and discount prices of the preferred stocks, the underlying credits of the issuer, as well as market volatility and basis risk. The use of futures and options might result in a poorer overall performance for the Portfolio than if it had not engaged in such transactions.

  Prospective investors should consider two other factors that could affect the rate of return of the Portfolio. By concentrating its investments in the utilities industry, the Portfolio is exposed to changes in and possible ad-verse economic and industry conditions over time, including e.g., changes in government regulations, resource depletion, changing technologies, and credit market constraints.

  Prospective investors should consider the following factors: (1) The Portfo-lio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction (See "REPURCHASE AGREEMENTS"); (2) The Port-folio may purchase securities on a when-issued basis. Securities purchased on a when-issued basis may decline or appreciate in market value prior to their actual delivery to the Portfolio (See "WHEN-ISSUED, FORWARD DELIVERY AND DE-LAYED SETTLEMENT SECURITIES"); and (3) The Portfolio may lend its investment securities which entails a risk of loss should the borrower fail financially. (See " LENDING OF SECURITIES.")

                             FINANCIAL HIGHLIGHTS

  The following table provides selected per share information for a share of the SAMI Preferred Stock Income Portfolio outstanding throughout the periods presented. It is part of the Portfolio's Financial Statements which are in-cluded in the Portfolio's 1997 Annual Report to Shareholders. The Financial Statements are included in the Portfolio's SAI. The Portfolio's Financial Statements have been audited by Price Waterhouse LLP. Their unqualified opin-ion on the Financial Statements is also included in the Portfolio's SAI. Please read the following information in conjunction with the Portfolio's 1997 Annual Report to Shareholders.

                                  YEARS ENDED OCTOBER 31,                   JUNE 23**, 1992
                          ----------------------------------------------    TO OCTOBER 31,
                           1997      1996      1995      1994     1993            1992
                          -------   -------   -------   -------  -------    ---------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $  9.34   $  9.21   $  9.29   $  9.98  $ 10.09        $ 10.00
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment
  Income................     0.55      0.58      0.67      0.60     0.60           0.14
 Net Realized and
  Unrealized Gain
  (Loss)................     0.15      0.14     (0.08)    (0.71)   (0.07)          0.03
                          -------   -------   -------   -------  -------        -------
   Total from Investment
    Operations..........     0.70      0.72      0.59     (0.11)    0.53           0.17
                          -------   -------   -------   -------  -------        -------
DISTRIBUTIONS
 Net Investment
  Income................    (0.57)    (0.59)    (0.67)    (0.58)   (0.61)         (0.08)
 In Excess of Net
  Realized Gain.........      --        --        --        --     (0.03)           --
                          -------   -------   -------   -------  -------        -------
   Total Distributions..    (0.57)    (0.59)    (0.67)    (0.58)   (0.64)         (0.08)
                          -------   -------   -------   -------  -------        -------
NET ASSET VALUE, END OF
 PERIOD.................  $  9.47   $  9.34   $  9.21   $  9.29  $  9.98        $ 10.09
                          =======   =======   =======   =======  =======        =======
TOTAL RETURN............     7.73%+    8.17%+    6.67 %  (1.15)%    5.47 %+        1.70 %+
                          =======   =======   =======   =======  =======        =======
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....  $32,552   $27,528   $33,789   $91,221  $49,671        $23,904
Ratio of Expenses to
 Average Net Assets.....     0.99%     0.99%     0.98%     0.89%    0.82%          0.97%*
Ratio of Net Investment
 Income to Average Net
 Assets.................     5.83%     6.26%     7.03%     6.45%    6.10%          6.36%*
Portfolio Turnover
 Rate...................       59%       77%       44%       65%     144%            16%
Average Commission Rate
 #......................  $0.0339   $0.0302       N/A       N/A      N/A            N/A
Voluntary Waived Fees
 and Expenses Assumed by
 the Adviser Per Share..  $  0.02   $  0.02       N/A       N/A  $  0.01        $  0.02
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................     0.99%     0.99%     0.98%      N/A      N/A            N/A

-----------
*   Annualized

**  Commencement of operations
+ Total return would have been lower had certain expenses not been waived and expenses assumed during the periods indicated.
# For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

                             INVESTMENT OBJECTIVE

  The objective of the Portfolio is to provide a high level of dividend income consistent with capital preservation. The Portfolio will invest primarily in a professionally managed, diversified portfolio of investment grade, utility preferred securities which will be hedged with U.S. Government securities futures to minimize capital fluctuations of the Portfolio caused by interest rate movements. The Portfolio's Adviser also expects to invest a significant portion of the Portfolio's assets in bank preferred securities. The Portfo-lio's objective is fundamental and may be changed only upon approval by vote of the holders of the majority of the Portfolio's shares. There can be no as-surance that the Portfolio will achieve its objective.

                              INVESTMENT POLICIES

  The Adviser seeks to achieve the Portfolio's objective by investing primar-ily in investment grade, utility preferred securities of varying maturities. The Adviser also expects to invest a significant portion of the Portfolio's assets in bank preferred securities. Investment grade preferred stocks are generally considered to be those having a rating of at least "Baa" or higher by Moody's Investors Service, Inc. ("Moody's") or "BBB-" by Standard & Poor's Ratings Services ("S&P"). Bonds rated Baa or BBB- may possess speculative characteristics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. As a matter of operat-ing policy, the Adviser will invest at least 60% of the Portfolio's assets in securities rated A or better by at least one rating agency. In the event of a downgrade of the rating to below investment grade of a stock held in the Port-folio, the Adviser will attempt to liquidate the particular issue within a 90 day period. The Portfolio will not invest in securities of companies that have a bond rating below investment grade, convertible preferred securities, or any type of common stock.

  When selecting specific preferred stock issues, the Adviser considers not only current yield but all variables that would affect the value of a security (i.e., sinking fund provisions, call features, redemption characteristics and credit quality). The Adviser also carefully analyzes the underlying fundamen-tals of the issuer, with particular emphasis (for utility securities) on in-terest and dividend coverage, the utility customer mix, regulatory climate, energy sources, quality of management, non-utility diversification, if any, and construction expenditures relative to internal cash generation. While the investment philosophy of the Adviser is primarily one of buy and hold, the Ad-viser will seek to optimize total returns by trading the Portfolio when it be-lieves market, economic or other conditions make it advantageous to do so, for example, by taking advantage of market or pricing inefficiencies of certain securities to improve dividend income without eroding capital. The Adviser has attempted to structure the Portfolio to take maximum advantage of potential spread tightening due to the increasing scarcity value of dividend received deduction ("DRD") qualifying preferred stock. As new preferred types of secu-rities have been developed, the supply of traditional DRD preferred securities has decreased. In addition, the Adviser is focusing on issues either trading at a discount with strong call protection or with attractive yields to call. Changes in the DRD and preferred securities markets may require modification of the Portfolio's investment policies from time to time. Investors will re-ceive advance notice of significant policy changes.

  The Adviser will invest at least 65% of the Portfolio's total assets in utility preferred stocks. As a result, the Portfolio is legally deemed to be "concentrating" its investments in utility securities, meaning that normally, under applicable law, at least 25% of the Portfolio's total assets must be in-vested in utility securities. The Adviser also invests a significant portion of the Portfolio's assets in bank preferred securities. However, investments in bank securities will be limited to less than 25% of the Portfolio's total assets. The utilities industry includes companies engaged in the manufacture, production, generation, transmission and sale of gas and electric energy. It also includes issuers engaged in the communications field, including entities such as telephone, telegraph, satellite, microwave and other companies provid-ing communication facilities for the public benefit. The bank industry in-cludes companies that provide financial services to consumers and industry. Examples of companies in the banking field include commercial banks, savings and loan associations, and companies that span across these segments. Under applicable regulations, the Portfolio may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

  Preferred securities. The Adviser may invest the Portfolio's assets in all types of preferred securities including fixed-dividend, adjustable-rate pre-ferred stocks, perpetual preferred stock and private placement fixed-dividend sinking fund preferred stock. Adjustable rate preferred stock is preferred stock that has a dividend rate which is adjusted periodically, typically every three months, to reflect changes in the general level of interest rates. The dividend rate on an adjustable rate preferred stock is determined by applying an adjustment formula, established at the time the stock is issued, which gen-erally involves a fixed relationship to rates on specific classes of debt se-curities issued by the U.S. Treasury, with limits on the minimum and maximum dividend rates that may be paid. Sinking fund preferred stock provides for the issuer to redeem the outstanding preferred stock according to a predetermined schedule. Perpetual preferred securities have no sinking fund or maturity fea-tures, but include a call feature. In order to maintain liquidity of the Port-folio, the Adviser, at its discretion, may from time to time invest a portion of the Portfolio's assets in U.S. Treasury bills or similar short-term instru-ments. (See "SHORT-TERM INVESTMENTS.") Under normal conditions, short-term in-vestments may comprise up to 35% of the Portfolio's total assets. For tempo-rary defensive purposes, when economic, market or other conditions so warrant, the Ad-viser may invest up to all of the Portfolio's total assets in short-term in-vestments. In such a situation, income dividends paid by the Portfolio quali-fying for the dividends received deduction would be greatly reduced.

  Preferred stock has a preference over common stock in liquidation (and gen-erally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt se-curities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield character-istics.

  Cross-hedging strategy. The Adviser does not make interest rate projections and seeks to preserve capital by implementing and maintaining a constant cross-hedge. The Portfolio's preferred and fixed income securities investments are subject to market fluctuation based largely, but not exclusively on the securities' sensitivity to changes in interest rates. By maintaining a hedge consisting of U.S. Government futures contracts, options on such futures con-tracts, and options, the Adviser seeks to reduce interest rate related risk. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a security or financial instrument, at a speci-fied future time and price. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security or futures contract at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy and a put option conveys the right to sell a specified quantity of the underlying security or futures con-tract.

  The Adviser implements the cross-hedge strategy by monitoring the correla-tion between the preferred and fixed income securities and the U.S. Government futures and options markets. Depending upon the Adviser's analysis, futures and options can be used in a variety of ways. A typical use is to establish a short position in Government futures contracts or options to offset the prin-cipal fluctuations of the preferred stock portfolio caused by interest rate movements. This strategy enables the Adviser to invest across the yield curve, realizing higher dividend yields, while managing interest rate volatility. The formula used by the Adviser to analyze and guide its hedging investments is derived by evaluating the history of price movements in both the preferred stock, fixed income and U.S. Government securities, futures and options mar-kets. The Adviser uses sophisticated quantitative analytical techniques, in-cluding regression analyses and price volatility analyses, to create the nec-essary statistical data to monitor and adjust the hedging investments. Natu-rally, historical price movements may bear no relationship to future price movements.

  The Portfolio's preferred and fixed income securities portfolio and its futures and options positions are intended to produce offsetting capital gains and losses as interest rates change. As the goal is to achieve a netting ef-fect of capital gains and losses, the Portfolio's rate of return should re-flect primarily the dividend and interest income it receives. The hedging po-sitions that the Portfolio expects to hold normally appreciate in value when interest rates rise. If any gain on these instruments were realized and used by the Portfolio to acquire additional preferred stocks, an increase in the Portfolio's dividend income would result. Conversely, should interest rates decline, these hedging positions would be expected to decline in value and, if necessary, the sale of some of the Portfolio's holdings of preferred stocks to finance hedge losses would cause a decrease in the Portfolio's dividend in-come. Thus, the successful use of hedging transactions, combined with the fact that dividend rates on fixed rate preferred stocks do not change in response to changes in interest rates, should make the Portfolio's income from the Portfolio's fixed rate preferred stocks increase in rising interest rate envi-ronments while being relatively resistant to the impact of significant de-clines in interest rates. The Portfolio's use of hedging instruments and the availability of gains for investment in additional shares of preferred stock may be limited by the restrictions and distribution requirements imposed on the Portfolio in connection with its qualification as a regulated investment company under the Code. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX-ES.") The Adviser does not believe that these restrictions and requirements will materially adversely affect the management of the Portfolio or the abil-ity of the Portfolio to achieve its investment objective.

  The Portfolio may enter into futures and options contracts provided that not more than 5% of the Portfolio's assets are at the time of acquisition required as margin deposits or premiums to secure obligations under such contracts. The primary risks associated with the use of futures and options are (1) imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures and options relating to the stocks or bonds purchased or sold by the Portfolio; and (2) possible lack of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position which could have an adverse impact on the Portfo-lio's ability to hedge. In such instance, the Portfolio could suffer poten-tially unlimited loss, which may exceed the amount originally deposited as initial margin. In the opinion of the Directors, the risk that the Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions traded on national exchanges and for which there appears to be a liquid sec-ondary market. For additional information regarding futures and options con-tracts, see the SAI.

  The development of hedging techniques and the management of individual port-folios for institutions have given the Adviser substantial experience in car-rying out this investment strategy.

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or if unrated, determined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio. Each Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by each Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, a Portfolio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPA-NIES.")

REPURCHASE AGREEMENTS
  Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securi-ties to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause a Portfolio to experience a loss or de-lay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collater-al. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and care-ful monitoring procedures. The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to in-vest in repurchase agreements on a joint basis. By entering into joint repur-chase agreements, a Portfolio may incur lower transactions costs and earn higher rates of interest on joint repurchase agreements. Each Portfolio's con-tribution would determine its return from a joint repurchase agreement. (See "SHORT TERM INVESTMENTS.")

LENDING OF SECURITIES

  Each Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. A Portfolio will not loan securities to the extent that greater than one-third of its total assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is subject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Directors. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered by the Adviser in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Directors. The Portfolios will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe the set-tlement of a securities transaction in the secondary market, which will occur sometime in the future. No payment or delivery is made by the Portfolio until it receives payment or delivery from the other party to any of the above transactions. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Such segregated securi-ties will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed deliv-ery basis prior to the time delivery is made, although the Portfolio may earn income on securities it has deposited in a segregated account. The Portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction; however, the Portfolio does not receive income on such investments until actual issuance of the securities.

  The Portfolio engages in these types of purchases in order to buy securities that fit with its investment objectives at attractive prices--not to increase its investment leverage.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has been granted permission by the SEC to allow each of its Portfo-lios, for cash management purposes, to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

PORTFOLIO TURNOVER

  Higher rates (100% or more) of portfolio turnover may result in the realiza-tion of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxation). The Portfolio will normally not engage in short-term trading, but reserves the right to do so. The table set forth in "Financial Highlights" presents the Portfolio's historical portfolio turnover rates.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors or parent companies) a continuous operating history of less than 3 years;

  (d) make loans except (i) by purchasing bonds, debentures or similar obli-gations which are publicly distributed, (including repurchase agree-ments provided, however, that repurchase agreements maturing in more than seven days, together with securities which are not readily mar-ketable, will not exceed 10% of a Portfolio's total assets), and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsis-tent with the 1940 Act and the rules and regulations or interpreta-tions of the SEC thereunder;

  (e) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and purchase additional securities when the Portfolio's borrowings exceed 5% of its total gross assets; and

  (f) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

  Except as specified above and as described under "INVESTMENT POLICIES" and "OTHER INVESTMENT POLICIES," the Portfolio's investment policies are not fun-damental and the Fund's Directors may change such policies without an affirma-tive vote of a "majority of the outstanding voting securities of the Portfo-lio," as defined in the 1940 Act.

                              PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Funds Distributors, Inc. (the "Distributor"), without a sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the Fund or a designated Service Agent. (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500. The minimum ini-tial investment for IRA accounts is $500. Minimum initial investment for spousal IRA accounts is $250. Certain exceptions may be permitted by the offi-cers of the Fund.

  Shares of the Portfolio may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service

Agents may impose additional or different conditions on the purchase or re-demption of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different pur-chase or redemption conditions. Shareholders who are customers of Service Agents should consult their service agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and which would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. Service Agents may pro-vide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents, or if applicable, their designees, that have entered into agreements with the Fund or its agent may enter confirmed purchase or redemp-tion orders on behalf of clients and customers, with payment to follow no later than the Portfolio's pricing on the following business day. If payment is not received by the Fund's Sub-Transfer Agent, Chase Global Funds Services Company by such time, the Service Agent could be held liable for resulting fees or losses. The Portfolio may be deemed to have received a purchase or re-demption order when a Service Agent, or, if applicable, its authorized desig-nee, accepts the order. Orders received by the Fund in proper form will be priced at the Portfolio's net asset value next computed after they are ac-cepted by the Service Agent or its authorized designee. Service Agents are re-sponsible to their customers and the Fund for timely transmission of all sub-scription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

  BY MAIL

    . Complete and sign an Application and mail it, together with a check payable to "UAM Funds" to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined af-ter receipt. Payment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment. The Fund will not accept third-party checks to pur-chase shares of the Portfolio. If you purchase shares by check, please be sure that your check is made payable to the "UAM Funds."

  BY WIRE

    . Telephone the UAM Funds Service Center and provide the account name, address, telephone number, social security or taxpayer iden-tification number, the Portfolio selected, the amount being wired and the name of the bank wiring the funds. The call must be re-ceived prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) to receive that day's price. An account number and a wire control number will then be provided to you. Next

    . Instruct your bank to wire the specified amount to the Fund's Cus-todian;

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                  Ref: SAMI Preferred Stock Income Portfolio
                          Your Account Number_______________
                           Your Account Name________________
                          Wire Control Number_______________

                (assigned by the UAM Funds Service Center)

    . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

    . To be sure that a bank wire order is received on the same day it is sent, an investor's bank should wire funds as early in the day as possible. The bank sending funds may charge for this service. The Fund's agent reserves the right to charge investors for receipt of wired funds, but no charge is currently imposed by this service. It is necessary to obtain a new wire control number every time money is wired into an account in the Portfolio. Wire control numbers are effective for one transaction only and cannot be used more than once. Wired money that is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

    . For wire purchases arranged through Spectrum Asset Management,
      Inc., properly completed Applications may be submitted through Spectrum. Federal Funds purchases will be accepted only on a day on which the New York Stock Exchange and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS
  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares may be purchased at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds") at the above address or by wiring monies to the Custodian Bank using the instructions out-lined above. When making additional investments, be sure that your account number, account name, and the Portfolio to be purchased are specified on the check or wire.

  Prior to wiring additional investments, notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should in-clude, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.


PURCHASE BY ACH

  If you have made this election, shares of the Portfolio may be purchased via Automated Clearing House ("ACH"). Investors purchasing via ACH should complete the appropriate sections of the Account Application and attach a voided check or deposit slip to the Account Application. This option must be established on your account at least 15 days prior to your initiating an ACH transaction. (See "SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN.")

OTHER PURCHASE INFORMATION

  Investments received by the close of regular trading on the NYSE (generally 4 p.m. Eastern time) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole discretion, to suspend the offering of shares of each Portfolio or to reject purchase orders when, in the judgment of man-agement, such suspension or rejection is in the best interests of the Fund. The Portfolio is intended to be a long-term investment vehicle and is not de-signed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Portfolio's performance and its shareholders. Accordingly, if the Fund's man-agement determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any purchase re-quest, with respect to such investor's account. Such investors also may be barred from purchasing other Portfolios of the Fund. Purchases of a Portfo-lio's shares will be made in full and fractional shares of the Portfolio cal-culated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as de-scribed in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by a Portfo-lio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights per-taining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securi-ties acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone at any time at the net asset value of the Portfolio next determined after receipt of the re-demption request. No charge is made for redemptions. Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed); and

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associa-tions, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION

  The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the UAM Funds Service Center of a redemption request in proper form. Although the Fund will redeem shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a pe-riod of up to fifteen days after their purchase, pending determination that the check has cleared. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds. The Fund may suspend the right of redemption or post-pone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the SEC.

  If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

  The Portfolio reserves the right to liquidate any account that is below fifty percent of the required minimum initial investment amount for a Portfo-lio as set forth in the Prospectus, where the reduction in value has occurred due to a redemption or exchange out of the account. If at any time your total investment does not have a value of at least fifty percent of the required minimum initial investment amount, you may be notified that the value of your account is below the Portfolio's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the ac-count is liquidated. Retirement accounts and certain other accounts will not be subject to automatic liquidation. Reductions in value that result solely from market activity will not trigger an involuntary redemption.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of each Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio. (See the list of Portfo-lios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives and policies of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the NYSE (generally 4 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the NYSE will be processed on the next busi-ness day. The Fund may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange re-quest. If the Fund's management determines that an investor is engaged in ex-cessive trading, the Fund, with or without prior notice, may reject in whole or part any exchange request, with respect to such investor's account. Such investors also may be barred from exchanging into other Portfolios of the Fund. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE." An ex-change into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes.

AUTOMATIC INVESTMENT PLAN

  An Automatic Investment Plan permits shareholders of a Portfolio with a min-imum value of $2,500 or more to purchase shares automatically (minimum of $100 per transaction) at regular intervals selected by the shareholder. Provided the shareholder's bank or other financial institution allows automatic with-drawals, shares are purchased by transferring funds via the Automated Clearing House ("ACH"). Investments made through ACH will be automatically transferred from a shareholder's checking, bank money market or NOW account designated by the shareholder. Such withdrawals are made electronically, if the sharehold-er's bank or financial institution so permits, or by pre-authorized checks or drafts drawn on the shareholder's bank or other account. The bank or financial institution must be a member of ACH. At the shareholder's option, the account designated will be debited in the specified amount, and shares will be purchased monthly or quar-terly.

  To establish an Automatic Investment Plan, a shareholder must complete the appropriate sections of the Account Application and mail it to Chase Global Funds Services Company. A shareholder may cancel his/her participation or change the amount of purchase at any time by mailing written notification to Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798 and notification generally will be effective three business days following re-ceipt. The Fund may modify or terminate this privilege at any time, or may charge a service fee, although no such fee currently is contemplated.

SYSTEMATIC WITHDRAWAL PLAN

  Any shareholder whose account balance totals at least $10,000 may establish a Systematic Withdrawal Plan under which an amount pre-determined by the shareholder (but at least $100) is automatically redeemed from the sharehold-er's account either monthly or quarterly. A shareholder may participate in the Systematic Withdrawal Plan by using ACH. Redemptions made through ACH will be automatically transferred to the shareholder's bank or other similar financial institution account or a properly designated third party. The bank or finan-cial institution must be a member of ACH. Redemptions ordinarily are made on the third business day of the month and payments ordinarily will be transmit-ted within five business days after the redemption date. Because the prices of Fund shares fluctuate, the number of shares redeemed to finance systematic withdrawal payments of a given amount will vary from payment to payment. If a shareholder owns shares in more than one Portfolio, the shareholder must des-ignate the Portfolio from which the redemptions under a Systematic Withdrawal Plan should be made. A Systematic Withdrawal Plan may be terminated or sus-pended at any time by the Fund. A shareholder may elect at any time, in writ-ing, to terminate participation in the Systematic Withdrawal Plan. Such writ-ten election must be sent to and received by the Fund before a termination be-comes effective. There is currently no charge to the shareholder for a System-atic Withdrawal Plan.

                              VALUATION OF SHARES

  The net asset value of each class of each Portfolio is determined by divid-ing the value of the Portfolio's assets attributable to the class, less any liabilities attributable to the class, by the number of shares outstanding at-tributable to the class. The net asset value per share of each class of each Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the current bid pric-es. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds, other fixed income securities and fixed dividends are valued accord-ing to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

  Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, using methods approved by the Board of Directors.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Yield and total return are calcu-lated separately for each class of a Portfolio.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. To receive an Annual Report, contact the UAM Funds Service Center at the address or phone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in monthly dividends. If any net capital gains are realized, each Portfolio will normally distribute them annually. All dividends and capital gains distributions will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES

  The Portfolio intends to qualify each year as a "regulated investment compa-ny" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal income tax purposes and to meet all other requirements that are neces-sary for it (but not its shareholders) to be exempt generally from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term or mid-term capital gains distributions are taxed as long-term or mid-term capital gains, as the case may be. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month and paid in January of the following year will be treated as if they had been paid by the Fund and received by the shareholders on De-cember 31.

  The Fund is required by federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax state-ment if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  Spectrum Asset Management, Inc. (the "Adviser") is a Connecticut corporation formed in 1987 and is located at Four High Ridge Park, Stamford, CT 06905. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), a holding company, and provides investment management services to corporations, pension plans, and endowments. As of December 31, 1997, the Ad-viser had in excess of $1.1 billion in assets under management. Since its in-ception, the Adviser has concentrated its advisory services in the management of diversified portfolios of fixed-dividend, preferred stocks for its clients. Most portfolios have been hedged with U.S. Government securities futures and options to minimize principal fluctuations of the portfolios caused by inter-est rate changes.

  The Adviser is registered as a broker-dealer and investment adviser with the SEC and is a member firm of the National Association of Securities Dealers, Inc. The Adviser is also registered with the Commodity Futures Trading Commis-sion and the National Futures Association and operates as a commodity trading adviser and introducing broker.

  Under an Investment Advisory Agreement dated as of May 18, 1992, the Adviser manages the investment and reinvestment of the assets of the Portfolio. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Fund's Board of Directors.

  As compensation for the services rendered by the Adviser under the Agree-ment, the Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rate to the Portfolio's average daily net assets for the month: 0.70%.

  The Adviser may assume expenses otherwise payable by the Portfolio, to re-duce the Portfolio's expense ratio. As of the date of this Prospectus, the Ad-viser has voluntarily agreed to keep the Portfolio's total annual operating expenses from exceeding 0.99% of its average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of the Portfolio for a given fis-cal year.

  In addition, the Adviser may compensate its affiliated companies for refer-ring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other serv-ices performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. Payments made for any of these purposes may be made from its revenues, its profits or any other source available to it. When such service arrangements are in effect, they are made generally available to all qualified service providers.

  The Distributor, the Adviser, and certain of their affiliates also partici-pate, at the date of this prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and shareholder services of its Consulting Group and receives .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's el-igible customer accounts in addition to amounts payable to all selling deal-ers. The Fund also compensates Smith Barney for services it provides to cer-tain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

  All members of the Adviser's Professional Staff must have at minimum a bach-elor's degree from a duly accredited institution of higher education and must receive passing grades on the following exams:

  1. General Securities Representative (Series 7);

  2. Commodity Futures Associated Person-NFA (Series 3); and

  3. Uniform Securities Agent Exam (Blue Sky Law, Series 63).

  Below is a list of the professional staff of the Adviser.

  SCOTT T. FLEMING -- Principal of Spectrum Asset Management, Inc. Mr. Fleming was a Director and Principal of DBL Preferred Management, Inc., a wholly-owned subsidiary of Drexel Burnham Lambert, Inc. Prior to joining DBL, Mr. Fleming was a financial analyst with EG&G, Inc., where he was responsible for all out-side money managers as well as managing a significant Adjustable Rate Pre-ferred Stock portfolio. He is currently licensed as a Financial/Operations Principal (Series 27), a General Securities Principal (Series 24), Securities Registered Representative (Series 7), Blue Sky Law (Series 63), and registered with the NFA as an Associated Person (Series 3) with Spectrum Asset Manage-ment, Inc., CTA. M.B.A. Finance, Babson College, B.S. Accounting, Bentley Col-lege.

  MARK A. LIEB -- Principal of Spectrum Asset Management, Inc. Director of the parent company, United Asset Management Corporation. Mr. Lieb was a Founder, Director and Partner of DBL Preferred Management, Inc., a wholly owned corpo-rate cash management subsidiary of Drexel Burnham Lambert, Inc. He was instru-mental in the formation, continual development and execution of all aspects of the subsidiary including portfolio management. Mr. Lieb's prior employment in-cluded the development of the preferred stock trading desk at Mosley Hallgar-ten & Estabrook. He is a licensed Securities Representative (Series 7), Blue Sky Law (Series 63), General Securities Principal (Series 24), and registered with the NFA as an Associated Person (Series 3) with Spectrum Asset Manage-ment, Inc., CTA.

M.B.A. Finance, University of Hartford; B.A. Economics, Central Connecticut State College.

  BERNARD M. SUSSMAN -- Principal of Spectrum Asset Management, Inc. Prior to joining Spectrum, Mr. Sussman was with Goldman Sachs & Co. for over 17 years. Mr. Sussman was a General Partner from 1990 to 1994, and managed their Pre-ferred Stock Department. He was responsible for all sales and trading of fixed and adjustable rate preferred stocks, auction preferreds, and all other pre-ferred products. Mr. Sussman coordinated Goldman Sachs & Co.'s effort through preferred specialists, including the general sales force. Additionally, Mr. Sussman interacted with the corporate finance department in developing and marketing new issues. He is a licensed Securities Representative (Series 7), Blue Sky Law (Series 63), General Securities Principal (Series 24), General Securities Sales Supervisor, Branch Office Manager (Series 8), and registered with the NFA as an Associated Person (Series 3) with Spectrum Asset Manage-ment, Inc., CTA. M.B.A. Finance and B.S. Industrial Relations, Cornell Univer-sity.

  L. PHILIP JACOBY, IV -- Vice President -- Portfolio Management of Spectrum Asset Management, Inc. Prior to joining Spectrum, Mr. Jacoby was a Senior In-vestment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corpo-ration) and was a co-manager of a $600 million preferred stock portfolio and Vice President, Institutional Sales at E.F. Hutton, Inc. He is currently li-censed as a General Securities Representative (Series 7), Blue Sky Law (Series
63), a General Securities Principal (Series 24), a Municipal Securities Prin-cipal (Series 53) and registered with the NFA as an Associated Person (Series
3) with Spectrum Asset Management, Inc., CTA. B.S, B.A., Finance, Boston Uni-versity.

  PATRICK G. HURLEY -- Hedge Manager. Mr. Hurley came to Spectrum Asset Man-agement, Inc. from James Money Management, Inc. where he served as a Govern-ment Securities Trader and Computer Specialist. Prior to joining James,
Mr. Hurley was with Oppenheimer & Co., Inc. where he held positions as an As-sistant Trader Fixed -- Income and Programmer/Analyst. In both positions at Oppenheimer, he was an integral part of the fixed income arbitrage group which concentrated on the hedged trading of U.S. Treasury Bond and Note Futures. He is currently a licensed General Securities Representative (Series 7), Blue Sky Law (Series 63), and registered with the NFA as an Associated Person (Series
3) with Spectrum Asset Management, Inc., CTA. B.S. Electrical Engineering (Computer Concentration), University of Notre Dame.


  Scott Fleming, Mark Lieb, Bernard Sussman, L. Phillip Jacoby, IV and Patrick Hurley are primarily responsible for the day-to-day investment management of the Portfolio. Scott Fleming and Mark Lieb have been primarily responsible since its commencement of operations. Bernard Sussman, L. Phillip Jacoby, IV and Patrick Hurley have been responsible since April 1995, January 1995 and May 1994, respectively.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  The Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The Portfolio-specific fee for the Portfolio is 0.06% of aggre-gate net assets.

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined UAM Funds net assets;

  0.11 of 1% of the next $800 million of combined UAM Funds net assets;

  0.07 of 1% of combined UAM Funds net assets in excess of $1 billion but less than $3 billion;

  0.05 of 1% of combined UAM Funds net assets in excess of $3 billion.

  Fees are allocated among each Portfolio of the Fund on the basis of its rel-ative assets and are subject to a graduated minimum fee schedule per Portfo-lio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee can increase by up to $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent for the Fund, agrees to use its best efforts as sole distributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the SAMI Preferred Stock Income Portfolio. The Agreement continues in effect so long as such continuance is approved at least annually by the Fund's Board of Direc-tors. Those approving the Agreement must include a majority of Directors who are neither parties to such Agreement nor interested persons of any such par-ty. The Agreement provides that the Fund will bear the costs of the registra-tion of its shares with the SEC and various states and the printing of its prospectuses, its SAI's and its reports to stockholders. Shares of the Portfo-lio are also sold through the Adviser's brokerage division pursuant to a sell-ing-dealer agreement with the Distributor.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreement authorizes the Adviser to select the brokers or deal-ers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transactions of the Port-folio. The Adviser may use its own brokerage facilities under procedures de-signed to ensure that the charges for the transactions do not exceed usual and customary levels. Such transactions and the procedures are supervised by the Fund's Board of Directors.

  If consistent with the interests of the Portfolio, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio in addition to required broker services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, provided that such commis-sions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.

  Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Portfolio or who act as agents in the purchase of shares of the Portfolio for their clients.

  If a purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and rea-sonable by the Adviser. Although there is no specified formula for allocating such transactions, allocations are subject to periodic review by the Direc-tors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

  The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc." On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Directors have the power to designate one or more series or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. The Board of Directors may create additional Portfolios and classes of shares of the Fund in the future at its discretion.

  The shares of each Portfolio and Class are fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. They have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. In addition to the Institutional Class Shares offered by this Prospectus, the Board of Directors of the Fund has authorized Institutional Service Class Shares and Advisor Class Shares, which are not currently being offered by this Portfolio.

  As of December 24, 1997, Kansas City Power & Light Company, Kansas City, MO held of record 34.8% of the outstanding shares of the Portfolio. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters to the extent required in the undertaking.

CUSTODIAN
  The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS
  Price Waterhouse LLP serves as the independent accountants for the Fund.

REPORTS
  Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number listed on the cover of this Prospectus.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RE-LIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CON-STITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES
 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio
 BHM&S Total Return Bond Portfolio
 Chicago Asset Management Intermediate Bond Portfolio
 Chicago Asset Management Value/Contrarian Portfolio
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio
 DSI Balanced Portfolio
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio
 FMA Small Company Portfolio
 FPA Crescent Portfolio
 Hanson Equity Portfolio
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio
 IRC Enhanced Index Portfolio
 Jacobs International Octagon Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio

 McKee Small Cap Equity Portfolio
 McKee U.S. Government Portfolio

 MJI International Equity Portfolio

 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio

 NWQ Small Cap Value Portfolio

 NWQ Special Equity Portfolio
 Rice, Hall James Small Cap Portfolio
 Rice, Hall James Small/Mid Cap Portfolio

 Sirach Bond Portfolio
 Sirach Equity Portfolio

 Sirach Growth Portfolio

 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio

 SAMI Preferred Stock Income Portfolio
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio

 Sterling Partners' Small Cap Value Portfolio
 TS&W Balanced Portfolio
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser

  Spectrum Asset Management, Inc.
  Four High Ridge Park
  Stamford, CT 06905
  (203) 322-0189

  Distributor
  UAM Fund Distributors, Inc.
  211 Congress Street
  Boston, MA 02710



  PROSPECTUS

  January 22, 1998

  UAM Funds

  The Sirach Portfolios
  Institutional Class Shares


             P R O S P E C T U S




                    January 22, 1998

                             TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objectives......................................................   9
Investment Policies........................................................   9
Other Investment Policies..................................................  13
Investment Limitations.....................................................  19
Purchase of Shares.........................................................  20
Redemption of Shares.......................................................  24
Shareholder Services.......................................................  26
Valuation of Shares........................................................  28
Performance Calculations...................................................  29
Dividends, Capital Gains Distributions and Taxes...........................  30
Investment Adviser.........................................................  31
Adviser's Historical Performance...........................................  34
Administrative Services....................................................  37
Distributor................................................................  37
Portfolio Transactions.....................................................  38
General Information........................................................  38
UAM Funds -- Institutional Class Shares....................................  41

UAM FUNDS                                        THE SIRACH PORTFOLIOS

                                                 INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------

                      PROSPECTUS -- JANUARY 22, 1998

  UAM Funds, Inc. (the "Fund") is an open-end, management investment company known as a "mutual fund." The Fund consists of multiple series (known as "Port-folios"), each of which has different investment objectives and policies. The Sirach Growth, Special Equity, Strategic Balanced, Bond and Equity Portfolios currently offer two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro rata interests in a Portfolio and accrue dividends in the same manner except that Service Class Shares bear fees payable by the class to financial institutions for services they provide to the owners of such shares. The securities offered in this Prospectus are Institutional Class Shares of five diversified, no-load Portfolios of the Fund managed by Sirach Capital Management, Inc.

  SIRACH GROWTH PORTFOLIO. The objective of the Sirach Growth Portfolio (the "Growth Portfolio") is to provide long-term capital growth consistent with rea-sonable risk to principal, by investing primarily in common stocks of companies that offer long-term growth potential.

  SIRACH SPECIAL EQUITY PORTFOLIO. The objective of the Sirach Special Equity Portfolio (the "Special Equity Portfolio") is to provide maximum long-term growth of capital consistent with reasonable risk to principal, by investing in small to medium capitalized companies with particularly attractive financial characteristics.

  SIRACH STRATEGIC BALANCED PORTFOLIO. The objective of the Sirach Strategic Balanced Portfolio (the "Strategic Balanced Portfolio") is to provide long-term growth of capital consistent with reasonable risk to principal, by investing in a diversified portfolio of common stock and fixed income securities.

  SIRACH EQUITY PORTFOLIO. The objective of the Sirach Equity Portfolio (the "Equity Portfolio") is to provide long-term capital growth consistent with rea-sonable risk to principal, by investing, under normal circumstances, at least 90% of its total assets in common stocks of companies that offer long-term growth potential.

  SIRACH BOND PORTFOLIO. The objective of the Sirach Bond Portfolio (the "Bond Portfolio") is to achieve above-average total return consistent with reasonable risk to principal, by investing primarily in dollar-denominated, investment grade fixed income securities.

  There can be no assurance that the Portfolios will achieve their stated objectives.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 22, 1998 and has been incorporated by reference into this Prospectus. For a free copy of the SAI con-tact the UAM Funds Service Center at 1-800-638-7983.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          SIRACH INSTITUTIONAL CLASS
                                 FUND EXPENSES

  The following table illustrates expenses and fees which shareholders of the Portfolios' Institutional Class Shares will incur. The Fund does not charge transaction expenses. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PUR-CHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

                                           SPECIAL      STRATEGIC
                             GROWTH        EQUITY       BALANCED       EQUITY         BOND
                            PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                          INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL
                          CLASS SHARES  CLASS SHARES  CLASS SHARES  CLASS SHARES  CLASS SHARES
                          ------------- ------------- ------------- ------------- -------------
Sales Load Imposed on
  Purchases.............      NONE          NONE          NONE          NONE          NONE
Sales Load Imposed on
  Reinvested Dividends..      NONE          NONE          NONE          NONE          NONE
Deferred Sales Load.....      NONE          NONE          NONE          NONE          NONE
Redemption Fees.........      NONE          NONE          NONE          NONE          NONE
Exchange Fee............      NONE          NONE          NONE          NONE          NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                             SPECIAL      STRATEGIC
                               GROWTH        EQUITY       BALANCED       EQUITY          BOND
                              PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
                            INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL  INSTITUTIONAL
                            CLASS SHARES  CLASS SHARES  CLASS SHARES  CLASS SHARES   CLASS SHARES
                            ------------- ------------- ------------- -------------  -------------
Investment Advisory Fees
  (After Fee Waiver).......     0.65%         0.70%         0.65%         0.00%**        0.21%**
12b-1 Fees.................     NONE          NONE          NONE          NONE           NONE
Other Expenses.............     0.11%         0.05%         0.14%         0.37%          0.16%
 Administrative Fees.......     0.14%         0.14%         0.18%         0.53%          0.13%
                                ----          ----          ----          ----           ----
Total Operating Expenses
  (After Fee Waiver)..........  0.90%*        0.89%*        0.97%*        0.90%*,**      0.50%**
                                ====          ====          ====          ====           ====

-----------

 * The Total Operating Expenses includes the effect of expense offsets. If ex-pense offsets were excluded, Total Operating Expenses of the Strategic Bal-anced, Growth, Special Equity and Equity Portfolios' Institutional Class Shares would not differ from the figures shown in the table.
** Absent the Adviser's fee waiver, Investment Advisory Fees and Total Operat-ing Expenses for the fiscal year ended October 31, 1997 of the Equity Port-folio would have been 0.65% and 1.43%, respectively, and would have been 0.35% and 0.64%, respectively, for the Bond Portfolio.

  The above table shows various fees and expenses an investor would bear di-rectly or indirectly. With the exception of the Bond Portfolio, the expenses and fees for the Portfolios set forth above are based on operations during the fiscal year ended October 31, 1997. The expenses and fees set forth above for the Bond Portfolio are based on estimates. For purposes of calculating the fees set forth above, the table assumes that the Bond Portfolio's average daily assets will be $100 million.

  The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses otherwise payable by the Equity and Bond Portfolios to reduce expense ratios. As of the date of this Prospectus, the Adviser has agreed to keep the Equity and Bond Portfolios Institutional Class Shares from exceeding 0.90% and 0.50% respectively, of average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Port-folio expenses that the Adviser may bear on behalf of a Portfolio for a given fiscal year.

EXAMPLE

  The following example illustrates expenses an Institutional Class share-holder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Portfolios charge no redemption fees of any kind.

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
   Growth Portfolio Institutional Class
     Shares...................................   $ 9     $29     $50     $111
   Special Equity Portfolio Institutional
     Class Shares.............................   $ 9     $28     $49     $110
   Strategic Balanced Portfolio Institutional
     Class Shares.............................   $10     $31     $54     $119
   Equity Portfolio Institutional Class
     Shares...................................   $ 9     $29     $50     $111
   Bond Portfolio Institutional Class Shares..   $ 5     $16       *        *

-----------

* As the Bond Portfolio commenced operations on November 3, 1997, the Fund has not projected expenses beyond the three year period shown.

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER

  Sirach Capital Management, Inc. (the "Adviser"), an investment counseling firm founded in 1970, serves as investment adviser to the Portfolios. The Ad-viser presently manages approximately $7 billion in assets for institutional clients and high net worth individuals. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commis-sion. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500. The minimum for subsequent invest-ments is $100. The minimum initial investment for IRA accounts is $500. Mini-mum initial investment for spousal IRA accounts is $250. Certain exceptions to the initial or minimum investment amounts may be permitted by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS

  Each Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. Each Portfolio will distribute any real-ized net capital gains annually. Distributions will be reinvested in Portfolio shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES

  Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. Shares of the Portfolio may be exchanged for shares of the same class of any other Portfolio of the UAM Funds. (See "REDEMPTION OF SHARES" and "EX-CHANGE PRIVILEGE.")

ADMINISTRATIVE SERVICES

  UAM Fund Services Inc. ("UAMFSI"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing adminis-tration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of each Portfolio's shares will fluctuate in response to changes in market and economic conditions, as well as the financial conditions and prospects of the issuers in which a Portfolio invests. Prospective investors should consider the following: (1) The Strategic Balanced Portfolio and Bond Portfolio may invest a portion of their assets in derivatives including futures contracts and options (See "FUTURES CONTRACTS AND OPTIONS"); (2) The Special Equity Portfolio invests primarily in small and medium capitalization companies, some of which may be foreign based (See "INVESTMENT POLICIES" and "FOREIGN INVESTMENTS"); (3) In general, the Portfolios will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. High rates of portfolio turnover may result in additional transaction costs and the realization of capital gains (See "PORTFOLIO TURNOVER"); and (4) In addition, each Portfolio may use various investment practices, including investing in repurchase agreements, when issued, forward delivery and delayed settlement securities and lending of securities (See "OTHER INVESTMENT POLICIES").

                             FINANCIAL HIGHLIGHTS
                          INSTITUTIONAL CLASS SHARES

  The following tables provide selected per share information for a share out-standing throughout each of the respective periods presented for the Special Equity, Growth, Strategic Balanced and Equity Institutional Class Shares. These tables are part of the Portfolios' Financial Statements, which are in-cluded in the Portfolios' October 31, 1997 Annual Report to Shareholders. The Financial Statements are included in the Portfolios' SAI. The Portfolios' Fi-nancial Statements have been audited by Price Waterhouse LLP. Their unquali-fied opinion on the Financial Statements is also included into the SAI. Please read the following information in conjunction with the Portfolios' October 31, 1997 Annual Report to Shareholders. The Bond Portfolio's Institutional Class Shares had not commenced operations during the fiscal year ended October 31, 1997 and no financial highlight table is included for it.

                     SIRACH SPECIAL EQUITY PORTFOLIO

                                                                                                             OCTOBER 2,**
                                                YEARS ENDED OCTOBER 31,                                        1989 TO
                         ---------------------------------------------------------------------------------   OCTOBER 31,
                           1997       1996       1995      1994       1993       1992      1991     1990         1989
                         --------   --------   --------  --------   --------   --------  --------  -------   ------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.... $  17.98   $  18.80   $  16.10  $  19.10   $  15.03   $  13.90  $   8.58  $  9.67     $ 10.00
                         --------   --------   --------  --------   --------   --------  --------  -------     -------
INCOME FROM INVESTMENT
 OPERATIONS.............
 Net Investment Income
  (Loss)................    (0.09)     (0.06)      0.11      0.04      (0.01)      0.05      0.07     0.15        0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments...........     0.98       3.51       3.65     (0.90)      4.68       1.13      5.33    (1.08)      (0.35)
                         --------   --------   --------  --------   --------   --------  --------  -------     -------
  TOTAL FROM INVESTMENT
   OPERATIONS...........     0.89       3.45       3.76     (0.86)      4.67       1.18      5.40    (0.93)      (0.33)
                         --------   --------   --------  --------   --------   --------  --------  -------     -------
DISTRIBUTIONS
 Net Investment
  Income................      --       (0.03)     (0.11)    (0.02)     (0.01)     (0.05)    (0.08)   (0.16)        --
 Net Realized Gain......    (3.92)     (4.24)     (0.95)    (2.12)     (0.59)       --        --       --          --
                         --------   --------   --------  --------   --------   --------  --------  -------     -------
  Total Distributions...    (3.92)     (4.27)     (1.06)    (2.14)     (0.60)     (0.05)    (0.08)   (0.16)        --
                         --------   --------   --------  --------   --------   --------  --------  -------     -------
NET ASSET VALUE, END OF
 PERIOD................. $  14.95   $  17.98   $  18.80  $  16.10   $  19.10   $  15.03  $  13.90  $  8.58     $  9.67
                         ========   ========   ========  ========   ========   ========  ========  =======     =======
TOTAL RETURN............     8.11%     23.62%     25.31%    (4.68)%    31.81%      8.50%    63.13%   (9.78)%     (3.30)%
                         ========   ========   ========  ========   ========   ========  ========  =======     =======
RATIOS AND SUPPLEMENTAL
 DATA
 Net Assets, End of
  Period (Thousands).... $368,430   $441,326   $498,026  $513,468   $528,078   $358,714  $255,118  $73,098     $25,679
 Ratio of Expenses to
  Average Net Assets....     0.89%      0.87%      0.85%     0.88%      0.89%      0.90%     0.92%    0.98%       1.90%*
 Ratio of Net
  Investment Income
  (Loss) to Average Net
  Assets................    (0.53)%    (0.29)%     0.64%     0.27%     (0.03)%     0.38%     0.61%    1.71%       2.64%*
 Portfolio Turnover
  Rate..................      114%       129%       137%      107%       102%       122%       85%     108%          7%
 Average Commission
  Rate#................. $ 0.0571   $ 0.0590        N/A       N/A        N/A        N/A       N/A      N/A         N/A
 Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets...............     0.89%      0.87%      0.85       N/A        N/A        N/A       N/A      N/A         N/A

-----------

 * Annualized.

** Commencement of operations.

 # For fiscal years on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged during the period.

                         SIRACH GROWTH PORTFOLIO

                                                                   DECEMBER 1,
                                      YEARS ENDED OCTOBER 31,       1993+ TO
                                     ----------------------------  OCTOBER 31,
                                       1997      1996      1995       1994
                                     --------  --------  --------  -----------
NET ASSET VALUE, BEGINNING OF
 PERIOD............................  $  14.01  $  11.35  $   9.66    $ 10.00
                                     --------  --------  --------    -------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income.............      0.12      0.12      0.15       0.10
 Net Realized and Unrealized Gain
  (Loss) on Investments............      3.55      2.65      1.70      (0.36)
                                     --------  --------  --------    -------
  TOTAL FROM INVESTMENT
   OPERATIONS......................      3.67      2.77      1.85      (0.26)
                                     --------  --------  --------    -------
DISTRIBUTIONS
 Net Investment Income.............     (0.13)    (0.11)    (0.16)     (0.08)
 Realized Net Gain.................     (2.11)      --        --         --
                                     --------  --------  --------    -------
  Total Distributions..............     (2.24)    (0.11)    (0.16)     (0.08)
                                     --------  --------  --------    -------
NET ASSET VALUE, END OF PERIOD.....  $  15.44  $  14.01  $  11.35    $  9.66
                                     ========  ========  ========    =======
TOTAL RETURN.......................     30.86%    24.52%    19.33%     (2.58)%**
                                     ========  ========  ========    =======
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period
  (Thousands)......................  $132,530  $128,982  $114,787    $80,944
 Ratio of Expenses to Average Net
  Assets...........................      0.90%     0.87%     0.86%      0.92%*
 Ratio of Net Investment Income to
  Average Net Assets...............      0.84%     0.97%     1.48%      1.13%*
 Portfolio Turnover Rate...........       138%      151%      119%       141%
 Average Commission Rate#..........  $ 0.0600  $ 0.0600       N/A        N/A
 Ratio of Expenses to Average Net
  Assets Including Expense
  Offsets..........................      0.90%     0.86%     0.84%       N/A

-----------

 * Annualized.

** Not annualized.

 + Commencement of operations.

 # For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged during the period.

                   SIRACH STRATEGIC BALANCED PORTFOLIO

                                                                   DECEMBER 1,
                                        YEARS ENDED OCTOBER 31,     1993+ TO
                                        -------------------------  OCTOBER 31,
                                         1997     1996     1995       1994
                                        -------  -------  -------  -----------
NET ASSET VALUE, BEGINNING OF PERIOD..  $ 11.99  $ 10.75  $  9.35    $ 10.00
                                        -------  -------  -------    -------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income................     0.37     0.36     0.36       0.27
 Net Realized and Unrealized Gain
  (Loss) on Investments...............     1.81     1.24     1.39      (0.69)
                                        -------  -------  -------    -------
  TOTAL FROM INVESTMENT OPERATIONS....     2.18     1.60     1.75      (0.42)
                                        -------  -------  -------    -------
DISTRIBUTIONS
 Net Investment Income................    (0.37)   (0.36)   (0.35)     (0.23)
 Realized Net Gain....................    (1.36)     --       --         --
                                        -------  -------  -------    -------
  Total Distributions.................    (1.73)   (0.36)   (0.35)     (0.23)
                                        -------  -------  -------    -------
NET ASSET VALUE, END OF PERIOD........  $ 12.44  $ 11.99  $ 10.75    $  9.35
                                        =======  =======  =======    =======
TOTAL RETURN..........................    20.78%   15.13%   19.10%     (4.19)%**
                                        =======  =======  =======    =======
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period
  (Thousands).........................  $86,204  $83,430  $95,834    $99,564
 Ratio of Expenses to Average Net
  Assets..............................     0.97%    0.93%    0.87%      0.90%*
 Ratio of Net Investment Income to
  Average Net Assets..................     3.06%    3.04%    3.49%      3.05%*
 Portfolio Turnover Rate..............      128%     172%     158%       158%
 Average Commission Rate#.............  $0.0598  $0.0600      N/A        N/A
 Ratio of Expenses to Average Net
  Assets Including Expense Offsets....     0.97%    0.92%    0.86%       N/A

-----------

 * Annualized.

** Not annualized.

 + Commencement of operations.

 # For fiscal years on or after September 1, 1995, a Portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged during the period.

                          SIRACH EQUITY PORTFOLIO

                                                                 JULY 1, 1996+
                                                  YEAR ENDED           TO
                                               OCTOBER 31, 1997 OCTOBER 31, 1996
                                               ---------------- ----------------
NET ASSET VALUE, BEGINNING OF PERIOD.........      $ 10.97          $ 10.00
                                                   -------          -------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income.......................         0.03             0.01
 Net Realized and Unrealized Gain............         3.06             0.97
                                                   -------          -------
  TOTAL FROM INVESTMENT OPERATIONS...........         3.09             0.98
                                                   -------          -------
DISTRIBUTIONS
 Net Investment Income.......................        (0.02)           (0.01)
 Net Realized Gain...........................        (0.06)             --
                                                   -------          -------
  Total Distributions........................        (0.08)           (0.01)
                                                   -------          -------
NET ASSET VALUE, END OF PERIOD...............      $ 13.98          $ 10.97
                                                   =======          =======
TOTAL RETURN++...............................        28.34%            9.80%**
                                                   =======          =======
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period (Thousands).......      $26,169          $ 6,410
 Ratio of Expenses to Average Net Assets.....         0.90%            1.03%*
 Ratio of Net Investment Income to Average
  Net Assets.................................         0.30%            0.39%*
 Portfolio Turnover Rate.....................           89%              34%
 Average Commission Rate.....................      $0.0599          $0.0600
 Voluntary Waived Fees and Expenses Assumed
  by the Adviser Per Share...................      $  0.05          $  0.14
 Ratio of Expenses to Average Net Assets
  Including Expense Offsets..................         0.90%            0.90%*

-----------

 * Annualized.

** Not annualized.

 + Commencement of operations.
++ Total Return would have been lower had certain fees not been waived and ex-penses assumed by the Adviser during the period indicated.

                             INVESTMENT OBJECTIVES

  GROWTH PORTFOLIO. The objective of the Growth Portfolio is to provide long-term capital growth consistent with reasonable risk to principal, by investing primarily in common stocks of companies that offer long-term growth potential.

  SPECIAL EQUITY PORTFOLIO. The objective of the Special Equity Portfolio is to provide maximum long-term growth of capital consistent with reasonable risk to principal, by investing in small to medium capitalized companies with par-ticularly attractive financial characteristics. Attractive financial charac-teristics are measured by the Adviser's ranking system as described below.

  STRATEGIC BALANCED PORTFOLIO. The objective of the Strategic Balanced Port-folio is to provide long-term growth of capital consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks and fixed income securities. The proportion of the Portfolio's assets invested in fixed income or common stocks will vary as market conditions warrant. A typical asset mix for the Portfolio, however, is expected to be 50% common stocks and 50% fixed income securities. Cash equivalent investments will be maintained when deemed appropriate by the Adviser.

  EQUITY PORTFOLIO. The objective of the Equity Portfolio is to provide long-term capital growth consistent with reasonable risk to principal, by invest-ing, under normal circumstances, at least 90% of its total assets in common stocks of companies that offer long-term growth potential. Growth potential is measured by the Adviser's ranking system described below.

  BOND PORTFOLIO. The objective of the Sirach Bond Portfolio is to achieve above-average total return consistent with reasonable risk to principal by in-vesting primarily in dollar-denominated, investment grade fixed income securi-ties of varying maturities. Income return is expected to be a predominant por-tion of the Portfolio's total return. Any capital return on the Portfolio is dependent upon interest rate movements. The capital return from the Portfolio will vary according to, among other factors, interest rate changes and the av-erage maturity (duration) of the Portfolio.

  There can be no assurance that the Portfolios will achieve their stated ob-jectives.

                              INVESTMENT POLICIES

  GROWTH PORTFOLIO. The Growth Portfolio seeks to achieve its objective by in-vesting in common stocks of companies that are small, medium and large growth companies deemed by the Adviser to offer long-term growth potential. The secu-rities selected will be from a universe of approximately 4,000 companies listed on the New York and American Stock Exchanges and on the National Asso-ciation of

Securities Dealers Automated Quotation system ("NASDAQ"). The Portfolio may also invest in convertible bonds or convertible preferred stocks.

  The Adviser's security selection process for the Portfolio will focus on those companies that rank high on the Adviser's proprietary ranking system. The ranking system consists of five buying tests that are ranked according to decile. The Adviser believes that companies that possess a higher "ranking score" are likely to provide superior rates of return over an extended period of time relative to the stock market in general. The components of the ranking system include past earnings per share growth rates, earnings acceleration, prospective earnings "surprise" probabilities, relative price strength, and cash reinvestment rates. The Adviser screens the approximately 4,000 companies referred to above to identify potentially attractive securities. The list of potential investments is narrowed further by the use of traditional fundamen-tal security analysis. The Adviser focuses particular attention on those com-panies whose recent earnings have exceeded consensus expectations.

  Under normal circumstances, it is anticipated that cash reserves will repre-sent less than 20% of the Portfolio's assets. (See "SHORT-TERM INVESTMENTS.")

  The Adviser anticipates that the majority of the investments in the Portfo-lio will be in United States based companies. However, from time to time, shares of foreign based companies may be purchased, if they pass the selection process outlined above. The Portfolio may invest up to 20% of its assets in shares of foreign based companies. In addition, if shares of a foreign company are purchased, they must be traded in the United States as sponsored American Depository Receipts ("ADRs"), which are U.S. domestic securities representing ownership rights in foreign companies. (See "FOREIGN INVESTMENTS.")

  SPECIAL EQUITY PORTFOLIO. The Portfolio seeks to achieve its objective by investing primarily in the common stocks of companies with market capitaliza-tions of $100 million to $2 billion dollars. Securities selected for the Port-folio will be chosen from the New York Stock Exchange and American Stock Ex-change or from the over the counter markets operated by the National Associa-tion of Securities Dealers, Inc.

  The security selection process for the Portfolio focuses on those companies within the market capitalization specified above and that rank above average on the Adviser's proprietary "ranking system." The "ranking system" consists of five buying tests that are ranked according to decile. The Adviser believes that companies with smaller capitalizations that possess a higher "ranking score" are likely to provide superior rates of return over an extended period of time relative to the stock market in general. The components of the ranking system include past earnings per share growth rates, earnings acceleration, prospective earnings "surprise" probabilities, relative price strength, and cash reinvestment rates. The Ad-viser screens a universe of several thousand smaller to medium capitalized companies to identify potentially attractive securities. The list of potential investments is narrowed further by the use of traditional fundamental security analysis. In addition, the Adviser focuses particular attention on those com-panies whose earnings momentum are accelerating and/or whose recent earnings have exceeded the Adviser's expectations.

  It is anticipated that under normal circumstances cash reserves will repre-sent less than 20% of the Portfolio's assets.

  The Adviser anticipates that the majority of the investments in the Portfo-lio will be in United States based companies. However, from time to time, shares of foreign based companies may be purchased if they pass the selection process outlined above. In addition, if shares of a foreign company are pur-chased, they must be traded in the United States as ADRs described under "GROWTH PORTFOLIO." Under normal circumstances, ADRs will not comprise more than 20% of the Portfolio's assets. (See "FOREIGN INVESTMENTS.")

  STRATEGIC BALANCED PORTFOLIO. The Strategic Balanced Portfolio is designed to provide a single vehicle with which to participate in the Adviser's equity and fixed income strategies, combined with the Adviser's asset allocation de-cisions. The Portfolio seeks to achieve its objective by investing in a combi-nation of stocks, bonds and short-term cash equivalents. A typical asset mix of the Portfolio is expected to be 50% equities and 50% fixed income securi-ties. Depending upon market conditions, the mix may vary, and cash equivalent investments will be maintained when deemed appropriate by the Adviser. Under normal conditions, the range of exposure to fixed income securities is ex-pected to be 25% to 50% of the Portfolio, and the range of exposure to equity securities is expected to be 35% to 70%. However, at least 25% of the Portfo-lio's total assets will always be invested in fixed income senior securities including debt securities and preferred stock.

  Equity and fixed income securities are selected using approaches identical to those for the Growth Portfolio set forth above and the Bond Portfolio as set forth below.

  EQUITY PORTFOLIO. The Portfolio seeks to achieve its objective by investing primarily in common stocks of companies that are small, medium and large capi-talization growth companies deemed by the Adviser to offer long-term poten-tial.

  The security selection process for the Portfolio will focus on companies that rank high on the Adviser's proprietary ranking system. The ranking system consists of five buying tests that are ranked according to decile. The Adviser believes that companies that possess a higher "ranking score" are likely to provide superior rates of return over an extended period of time relative to the stock market in general. The components of the ranking system include past earnings per share growth rates, earnings acceleration, prospective earnings "surprise" probabilities, relative price strength and cash reinvestment rates. The Ad-viser screens a universe of approximately 4,000 companies to identify poten-tially attractive securities. The list of potential investments is narrowed further by the use of traditional fundamental security analysis. The Adviser focuses particular attention on those companies whose recent earnings have ex-ceeded consensus expectations.

  In seeking to fulfill its investment objective, the Portfolio, under normal circumstances, will invest at least 90% of its assets in equity securities, consisting primarily of common stock; however, the Portfolio may also invest in convertible bonds or convertible preferred stocks. The Portfolio may invest a portion of its assets in shares of foreign based companies. If shares of a foreign company are purchased, they must be traded in the United States as sponsored ADRs. (See "FOREIGN INVESTMENTS.")

  BOND PORTFOLIO. The Portfolio seeks to achieve its objective by investing at least 75% of its total assets, under normal circumstances, in a diversified mix of dollar-denominated, investment grade fixed income securities of varying maturities including securities of the U.S. Government and its agencies, cor-porate bonds, mortgage-backed securities including CMOs, asset-backed securi-ties, Yankee bonds and various short-term instruments. (See "OTHER INVESTMENT POLICIES.")

  It is the Adviser's intention that the Portfolio's investments will be lim-ited to those bonds having one of the four highest grades assigned by Moody's Investors Services, Inc. ("Moody's") (Aaa, Aa, A or Baa ) or Standard and Poor's Ratings Services ("S&P") (AAA, AA, A or BBB). Securities rated Baa by Moody's or BBB by S&P may have speculative characteristics and could be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. However, the Adviser reserves the right to retain se-curities which are down-graded by one or both of the rating agencies if, in its judgment, retention is warranted. Mortgage-backed securities in which the Portfolio may invest will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest or will otherwise be investment grade quality, as determined by the Adviser. The Portfolio's SAI contains a more detailed description of corporate bond ratings.

  Regardless of the rating category, the credit quality of bonds can change unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular security. It is the Portfolio's policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the Adviser's own independent and on-going review of credit quality.

  The Adviser attempts to be risk averse, believing that preserving principal in periods of rising interest rates should lead to above-average returns over the long run. The maturity structure of the Portfolio will be largely deter-mined by the Adviser's assessment of current economic conditions and trends, the Federal Reserve Board's management of monetary policy, fiscal policy, in-flation expectations, government and private credit demands and global condi-tions. Once these factors have been carefully analyzed, the average maturity/duration of the Portfolio will be adjusted to reflect the Adviser's outlook. Under normal market conditions, the weighted average maturity will range between eight and twelve years, and the weighted average duration will range between four and six years. Over a complete market cycle, the average portfolio maturity and duration will ordinarily approximate the average matu-rity and duration of the general market.

  Additionally, the Adviser attempts to emphasize relative values within se-lected maturity ranges. Interest rate spreads between different quality rang-es, by types of issues and within coupon areas are monitored, and the Portfo-lio will be structured to take advantage of relative values within these areas. Marketability of individual issues and diversification within the Port-folio will be emphasized. The Portfolio will hold, under normal circumstances, no more than 10% of its assets in any single non-governmental issue.

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, each Portfolio may invest a por-tion of its assets in domestic and foreign money market instruments including certificates of deposit, bankers' acceptances, time deposits, U.S. Government obligations, U.S. Government agency securities, short-term corporate debt se-curities, and commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or if unrated, determined by the Adviser to be of comparable quali-ty.

  Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% (15% of the Bond Portfolio) of the total as-sets of a Portfolio. No Portfolio will invest in any security issued by a com-mercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Advis-er, of an investment quality comparable with other debt securities which may be purchased by each Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, a Portfolio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPA-NIES.")

REPURCHASE AGREEMENTS
  Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence.

  The use of repurchase agreements involves certain risks. For example, a de-fault by the seller of the agreement may cause a Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is ex-pected that they can be controlled through stringent security selection crite-ria and careful monitoring procedures.

  The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, a Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agreements. Each Portfolio's contribution would determine its re-turn from a joint repurchase agreement. (See "SHORT TERM INVESTMENTS.")

LENDING OF SECURITIES

  Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transac-tions.

A Portfolio will not loan portfolio securities to the extent that greater than one-third of its total assets at fair market value, would be committed to loans. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. A Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended (the "1940 Act"). All relevant facts and cir-cumstances, including the creditworthiness of the broker, dealer or institu-tion, will be considered by the Adviser in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.

  At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. A Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs af-fecting an investment on loan, the loan must be called and the securities vot-ed.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  Each Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to any of the above transactions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. Each Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  Each Portfolio engages in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices--not to in-crease its investment leverage.

PORTFOLIO TURNOVER

  It is expected that the annual portfolio turnover for the Bond Portfolio will not exceed 200%. In addition to Portfolio trading costs, higher rates (100% or more) of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary gains for income tax purposes. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxation.) The Portfolios will not normally engage in short-term trading, but each reserves the right to do so. Except for the Bond Portfolio, the tables set forth in "Financial Highlights" present the Portfolios' historical portfo-lio turnover rates.

INVESTMENT COMPANIES
  Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

FOREIGN INVESTMENTS
  Investing in foreign companies may involve additional risks and considera-tions which are not typically associated with investing in U.S. companies. Since stocks of foreign companies are normally denominated in foreign curren-cies, the Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

  As non-U.S. companies are not generally subject to uniform accounting, au-diting and financial reporting standards and practices comparable to those ap-plicable to U.S. companies, comparable information may not be readily avail-able about certain foreign companies. Some non-U.S. securities of foreign com-panies may be less liquid and more volatile than securities of comparable U.S. companies. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those coun-tries.

FUTURES CONTRACTS AND OPTIONS

  In order to remain fully invested, and to reduce transaction costs, the Strategic Balanced and Bond Portfolios may invest in bond futures and options and interest rate futures contracts. Because transaction costs associated with futures and options may be lower than the costs of investing in bonds direct-ly, it is expected that use of index futures and options to facilitate cash flows may reduce the Portfolios' overall transaction costs. The Portfolios may enter into futures contracts provided that not more than 5% of its total as-sets are at the time of acquisition required as margin deposit to secure obli-gations under such contracts. The Portfolios will engage in futures and op-tions transactions for hedging purposes only and not for speculative purposes.

  Futures and options can be volatile and involve various degrees and types of risk. If a Portfolio judges market conditions incorrectly or employs a strat-egy that does not correlate well with its investments, use of futures and op-tions contracts could result in a loss. A Portfolio could also suffer losses if it is unable to liquidate its position due to an illiquid secondary market. In the opinion of the Directors of the Fund, the risk that a Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions traded on na-tional exchanges and for which there appears to be a liquid secondary market.

RESTRICTED SECURITIES
  Each Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Directors, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Portfolio's investment limitations. Each of the Portfolios may also invest up to 15% of its net assets (except the Special Equity Portfolio which may invest up to 10% of its net assets) in illiquid securities. Prices realized from sales of these securities could be more or less than those originally paid by the Portfolio or less than what may be considered the fair value of such secu-rities.

MORTGAGE-BACKED SECURITIES

  The Strategic Balanced and Bond Portfolios may invest in mortgage-backed se-curities. Mortgage-backed securities are collateralized by pools of mortgages assembled for subsequent sale to investors by various governmental agencies and sponsored organizations as well as by private issuers. The underlying as-sets collateralizing the mortgage-backed securities may include single-family, multifamily and commercial properties. The two fundamental forms of mortgage-backed securities are pass-throughs and collateralized mortgage obligations ("CMOs").

Pass-throughs produce monthly payments of principal and interest from the un-derlying mortgages. CMOs divide the cash flows generated from the underlying mortgages or mortgage pass-through securities into different segments known as "tranches," which are then retired sequentially over time in order of priori-ty. The market value and yield of mortgage-backed securities will fluctuate due to market interest rate change and prepayment variability of the under-lying mortgages. As prepayment rates on mortgages vary widely, it is difficult to accurately predict the average maturity of a particular pool of mortgages or tranches of CMOs. Although mortgage-backed securities may offer higher yields than those available from other types of securities, they may be less effective than other types of securities as a means of "locking in" an attrac-tive rate for an extended period because of the prepayment feature. Prepayment risk has two important effects. First, like bonds in general, mortgage-backed securities will generally decline in price when interest rates rise. Second, when interest rates fall and additional mortgage prepayments must be rein-vested at lower interest rates, a Portfolio's rate of dividend income may be reduced. Mortgage-backed securities in which the Portfolios may invest will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest or are suitably struc-tured to be considered by the Adviser to be of investment grade quality.

ASSET-BACKED SECURITIES

  The Strategic Balanced and Bond Portfolios may invest in asset-backed secu-rities. Asset-backed securities are collateralized by short maturity loans such as automobile receivables, credit card receivables, or other types of re-ceivables or assets, the payments from which are passed through to the secu-rity holder. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third par-ty. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subor-dinated structures and over-collateralization. The value of these securities may be significantly affected by changes in interest rates, the market's per-ceptions of the issuers and the creditworthiness of the parties involved.

YANKEE BONDS

  The Strategic Balanced and Bond Portfolios may invest in Yankee bonds. Yan-kee bonds are dollar-denominated bonds issued inside the United States by for-eign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. Non-U.S.-based issuers are not subject to the same accounting, auditing and financial report-ing standards as are domestic issuers. There may be less publicly-available information about non-U.S.-based issuers which may make it difficult to make investment decisions. Political factors may have an impact in the form of con-fiscatory taxation, expropriation or political instability in international markets. Some foreign governments also levy withholding taxes against dividend and interest income. Although in some countries a portion of the taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income each Portfolio receives from the companies comprising its investments.

  Except as specified above and as described under "INVESTMENT LIMITATIONS," the foregoing investment policies are not fundamental and the Directors may change such policies without an affirmative vote of a "majority of the out-standing voting securities" of a Portfolio, as defined in the 1940 Act.

                            INVESTMENT LIMITATIONS
  Each Portfolio will not:

    (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities);

    (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

    (c) invest more than 5% of its assets at the time of purchase in the se-curities of companies that have (with predecessors) a continuous operating history of less than 3 years;

    (d) invest more than 25% of its assets in companies within a single in-dustry; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies when the portfolio adopts a temporary defensive position;

    (e) make loans except (i) by purchasing bonds, debentures or similar ob-ligations which are publicly distributed, (including repurchase agreements provided, however, that repurchase agreements maturing in more than seven days, together with securities which are not readily marketable, will not exceed 10% (15% of the Bond Portfolio's total assets) of each of the Port-folio's total assets), and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act and the Rules and Regulations or interpretations of the SEC thereunder;

    (f)(i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% (10% for the Special Equity Portfolio) of each Portfolio's gross assets valued at the lower of market or cost, and (ii) a Portfolio may not pur-chase additional securities when borrowings exceed 5% of total assets; or

    (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% (33 1/3% for the Bond Fund) of its total assets at fair market value.

  The investment objectives of the Portfolios are fundamental and with respect to each Portfolio may be changed only with the approval of the holders of a majority of the outstanding shares of such Portfolio. Except for limitations
(a), (b), (d), (e), and (f)(i), the Growth, Strategic Balanced, Equity and Bond Portfolios' investment limitations and policies described in this Pro-spectus and in the SAI are not fundamental and may be changed by the Fund's Board of Directors upon reasonable notice to investors. The investment limita-tions of the Special Equity Portfolio described here and in the SAI are funda-mental policies and may be changed only with the approval of the holders of a majority of the outstanding shares of the Portfolio. If a percentage limita-tion on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolios' assets will not he con-sidered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value per share next determined after an order is received by the Fund and payment is received by the Fund or its designated Service Agent. (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500. The minimum ini-tial investment for 401(k) plans is $500. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions may be permitted by the officers of the Fund.

  Shares of the Portfolios may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") that have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, which would not be imposed if shares of the Portfolio were pur-chased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not available to a share-holder dealing directly with the Fund. A salesperson and any other person en-titled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents, or if applicable, their designees, that have entered into agreements with the Fund or its agent may enter confirmed purchase or redemp-tion orders on behalf of clients and customers, with payment to follow no later than a Portfolio's pricing on the following business day. If payment is not received by the Fund's Sub-Transfer Agent, Chase Global Funds Services Company ("CGFSC") by such time, the Service Agent could be held liable for re-sulting fees or losses. A Portfolio may be deemed to have received a purchase or redemption order when a Service Agent, or, if applicable, its authorized designee, accepts the order. Orders received by the Fund in proper form will be priced at a Portfolio's net asset value next computed after they are ac-cepted by the Service Agent or its authorized designee. Service Agents are re-sponsible to their customers and the Fund for timely transmission of all sub-scription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

  BY MAIL

  . Complete and sign an Application and mail it together with a check made payable to "UAM Funds" to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. (See "OTHER PURCHASE INFORMATION.") Payment does not need to be converted into Fed-eral Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve
Bank) before the Fund will accept it for investment. The Fund will not accept third-party checks to purchase shares of the Portfolios. If you purchase shares by check, please be sure that your check is made payable to the "UAM Funds."

  BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. The call must be received prior to the close of regu-lar trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) to receive that day's price. An account number and a wire control number will then be provided to you, in addition to wiring in-structions. Next,

  . Instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank

                             ABA # 02100-0021
                                   UAM Funds
                             DDA Acct. #9102772952
                          Ref: Portfolio Name
                                              -------------------
                          Your Account Number
                                              -------------------
                           Your Account Name
                                              -------------------
                          Wire Control Number
                                              -------------------

                (assigned by the UAM Funds Service Center)

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

  . To be sure that a bank wire order is received on the same day it is sent, an investor's bank should wire funds as early in the day as possi-ble. The bank sending funds may charge for this service. The Fund's agent reserves the right to charge investors for receipt of wired funds, but no charge is currently imposed for this service. It is necessary to obtain a new wire control number every time money is wired into an ac-count in the Portfolio. Wire control numbers are effective for one transaction only and cannot be used more than once. Wired money that is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

ADDITIONAL INVESTMENTS
  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check made payable to "UAM Funds" to the above address or by wiring money to the Custodian Bank using the instructions outlined above. When making addi-tional investments, be sure that the account number, account name and the Portfolio to be purchased is identified on the check or wire.

  Prior to wiring additional investments, please notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.




PURCHASE BY ACH

  If you have made this election, shares of the Portfolio may be purchased via Automated Clearing House ("ACH"). Investors purchasing via ACH should complete the appropriate sections of the Account Application and attach a voided check or deposit slip to the Account Application. This option must be established on your account at least 15 days prior to your initiating an ACH transaction. (SEE "SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN")

OTHER PURCHASE INFORMATION

  Investments received by the close of regular trading on the NYSE (generally 4 p.m. Eastern Time) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open.

  The Fund reserves the right, in its sole discretion, to suspend the offering of shares of each Portfolio or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Portfolios are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases can be disruptive to effi-cient portfolio management and, consequently, can be detrimental to a Portfo-lio's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any purchase request, with respect to such investor's account. Such investors also may be barred from purchasing other Portfolios of the Fund.

  Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for frac-tional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as de-scribed in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by a Portfo-lio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights per-taining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securi-ties acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of secu-rities exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of each Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of the shares depending on the market value of investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

  . share certificates, if issued;

  . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

  . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

  . any other necessary legal documents, if required, in the case of es-tates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

  . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Applica-tion; and

  . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

  . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed); and

  . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. All telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liabili-ty, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

  . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

  . redemptions where the proceeds are to be sent to someplace other than the registered address; or

  . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION

  The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the UAM Funds Service Center of a redemption request in proper form. Although the Fund will redeem shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a pe-riod of up to fifteen days after their purchase, pending determination that the check has cleared. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency cir-cumstances determined by the SEC.

  If the Board of Directors determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemp-tions.

  The Portfolios reserve the right to liquidate any account that is below fifty percent of the required minimum initial investment amount for a Portfo-lio as set forth in the Prospectus, where the reduction in value has occurred due to a redemption or exchange out of the account. If at any time your total investment does not have a value of at least fifty percent of the required minimum initial investment amount, you may be notified that the value of your account is below the Portfolio's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the ac-count is liquidated. Retirement accounts and certain other accounts will not be subject to automatic liquidation. Reductions in value that result solely from market activity will not trigger an involuntary redemption.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

  Institutional Class Shares of each Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio. (See the list of Portfo-lios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the Fund or by writing to the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives and policies of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the NYSE (generally 4 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the NYSE will be processed on the next business day. The Fund may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request. If the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any exchange request, with respect to such investor's account. Such investors also may be barred from ex-changing into other Portfolios of the Fund.

  For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES--BY TELEPHONE."

  An exchange into another UAM Funds Portfolio is a sale of shares and may re-sult in a gain or loss for income tax purposes.

AUTOMATIC INVESTMENT PLAN

  An Automatic Investment Plan permits shareholders of a Portfolio with a min-imum value of $2,500 or more to purchase shares automatically (minimum of $100 per transaction) at regular intervals selected by the shareholder. Provided the shareholder's bank or other financial institution allows automatic with-drawals, shares are purchased by transferring funds via the Automated Clearing House ("ACH"). Investments made through ACH will be automatically transferred from a shareholder's checking, bank money market or NOW account designated by the shareholder. Such withdrawals are made electronically, if the sharehold-er's bank or financial institution so permits, or by pre-authorized checks or drafts drawn on the shareholder's bank or other account. The bank or financial institution must be a member of ACH. At the shareholder's option, the account designated will be debited in the specified amount, and shares will be pur-chased monthly or quarterly.

  To establish an Automatic Investment Plan, a shareholder must complete the appropriate sections of the Account Application and mail it to Chase Global Funds Services Company. A shareholder may cancel his/her participation or change the amount of purchase at any time by mailing written notification to Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798 and notification generally will be effective three business days following re-ceipt. The Fund may modify or terminate this privilege at any time, or may charge a service fee, although no such fee currently is contemplated.

SYSTEMATIC WITHDRAWAL PLAN

  Any shareholder whose account balance totals at least $10,000 may establish a Systematic Withdrawal Plan under which an amount pre-determined by the shareholder (but at least $100) is automatically redeemed from the sharehold-er's account either monthly or quarterly. A shareholder may participate in the Systematic Withdrawal Plan by using ACH. Redemptions made through ACH will be automatically transferred to the shareholder's bank or other similar financial institution account or a properly designated third party. The bank or financial institu-tion must be a member of ACH. Redemptions ordinarily are made on the third business day of the month and payments ordinarily will be transmitted within five business days after the redemption date. Because the prices of Fund shares fluctuate, the number of shares redeemed to finance systematic with-drawal payments of a given amount will vary from payment to payment. If a shareholder owns shares in more than one Portfolio, the shareholder must des-ignate the Portfolio from which the redemptions under a Systematic Withdrawal Plan should be made. A Systematic Withdrawal Plan may be terminated or sus-pended at any time by the Fund. A shareholder may elect at any time, in writ-ing, to terminate participation in the Systematic Withdrawal Plan. Such writ-ten election must be sent to and received by the Fund before a termination be-comes effective. There is currently no charge to the shareholder for a System-atic Withdrawal Plan.

                              VALUATION OF SHARES

  The net asset value of each class of the Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class, less any lia-bilities attributable to the class, by the number of shares outstanding at-tributable to the class. The net asset value per share of each class of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolios measure performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Yield and total return are calcu-lated separately for each class of a Portfolio.

  Yield refers to the income generated by an investment in a Portfolio over a given period of time, expressed as an annual percentage rate. Yields are cal-culated according to a standard that is required for all funds. As this dif-fers from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

  Total return is the change in value of an investment in a Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by a Portfolio with respect to Institutional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incre-mental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

  The Portfolios' performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolios' SAIs. This information may also be included in sales literature and advertising.

  The Portfolios' Annual Report to Shareholders for the most recent fiscal year contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Since the Bond Portfolio is a new Portfolio, we can offer no information about past portfolio investment performance. When this information becomes available, you will find it, together with comparisons to appropriate indices, in the Portfo-lios' Annual Report. To receive an Annual Report, contact the Fund at the ad-dress on the cover of this Prospectus or call the UAM Funds Service Center at the address or phone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  Each Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, each Portfolio will normally distribute them annually.

  All dividends and capital gains distributions will be automatically rein-vested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES

  Each Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) generally to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, each Portfolio must, among other things, distribute substantially all of its ordi-nary income and net capital gains on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term or mid-term capital gains distributions are taxed as long-term or mid-term capital gains, as the case may be. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month and paid in January of the following year will be treated as if they had been paid by the Fund and received by the shareholders on De-cember 31.

  The Fund is required by federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by each Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce each Portfolio's dividends but are included in the taxable income reported on your tax statement if each Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

                              INVESTMENT ADVISER

  Sirach Capital Management, Inc. is a Washington corporation whose predeces-sor was formed in 1970 and is located at 3323 One Union Square, Seattle, Wash-ington 98101. The Adviser is a wholly-owned subsidiary of United Asset Manage-ment Corporation ("UAM"), a holding company, and provides investment manage-ment services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals. As of December 31, 1997, the Adviser had approximately $7 billion in assets under management. For further information on Sirach Capital Management, Inc.'s in-vestment services, please call (206) 624-3800.

  The investment professionals of the Adviser who are primarily responsible for the day-to-day management of the Portfolios and a description of their business experience during the past five years are as follows:


  EQUITY MANAGEMENT TEAM

  The Growth Portfolio, Equity Portfolio and the equity portion of the Stra-tegic Balanced Portfolio are managed by the Equity Management Team of Sirach Capital Management. Members of the team are George B. Kauffman, Harvey G. Bateman, Linda E. MacGeorge and Karin L. Giboney.

    . George B. Kauffman, CFA, CIC--Principal. Mr. Kauffman joined the
      Adviser in 1981. He has managed balanced and growth funds for the Adviser since 1981. Mr. Kauffman has been primarily responsible for the day-to-day management of the Growth Portfolio and Strategic Balanced Portfolio since their inception.

    . Harvey G. Bateman, CFA, CIC--Principal. Mr. Bateman joined the Ad-viser in 1988. He has managed equity funds for the Adviser since 1989. Mr. Bateman has been primarily responsible for the day-to-day management of the Equity Portfolio since its inception.

    . Linda E. MacGeorge--Principal. Ms. MacGeorge joined the Adviser in
      1987. She has managed equity funds for the Adviser since 1988. Ms. MacGeorge has been involved in the day-to-day management of the Eq-uity Portfolio since its inception.

    . Karin L. Giboney--Principal. Ms. Giboney joined the Adviser in
      1990. She has managed equity and balanced funds for the Adviser since 1991. Ms. Giboney has been involved in the day-to-day manage-ment of the Growth Portfolio and Strategic Balanced Portfolio since their inception.

  SMALL CAP EQUITY MANAGEMENT TEAM

  The Special Equity Portfolio is managed by the Small Cap Equity Management Team of Sirach Capital Management. Members of the team are Harvey G. Bate-man, Stefan W. Cobb and James P. Kieburtz.

    . Harvey G. Bateman, CFA, CIC--Principal. Mr. Bateman joined the Ad-viser in 1988. He has managed equity funds for the Adviser since 1989. Mr. Bateman has been involved in the day-to-day management of the Special Equity Portfolio since its inception.

    . Stefan W. Cobb, CFA, CIC--Principal. Mr. Cobb joined the Adviser in
      1994. Prior to that, he was a Vice President at the investment banking firm of Robertson, Stephens & Company where he was engaged in institutional sales. Mr. Cobb has been involved in the day-to-day management of the Special Equity Portfolio since 1994.

    . James P. Kieburtz--Principal. Mr. Kieburtz joined the Adviser in
      1994. Prior to that, he was a Systems Engineer specializing in Fi-nancial Applications at the accounting firm of Hagen, Kurth & Perman. Mr. Kieburtz has been involved in the day-to-day management of the Special Equity Portfolio since 1994.

  FIXED INCOME MANAGEMENT TEAM

  The Bond Portfolio and the fixed income portion of the Strategic Balanced Portfolio are managed by the Fixed Income Management Team of Sirach Capi-tal Management. Members of the team are Craig F. Hintze, John F. Dagres, Stephen J. Romano and Larry J. Katz.

    . Craig F. Hintze, CFA--Principal. Mr. Hintze joined the Adviser in
      1996 when Olympic Capital Management merged with Sirach Capital Management. Prior to the merger he was a Principal at Olympic Capi-tal Management where he had managed fixed income portfolios for in-stitutional clients since 1982. Mr. Hintze has been involved with the day-to-day management of the Strategic Balanced Portfolio since 1996 and the Bond Portfolio since its inception.

    . John F. Dagres--Principal. Mr. Dagres joined the Adviser in 1996 when Olympic Capital Management merged with Sirach Capital Manage-ment. Prior to the merger he was a Principal at Olympic Capital Management where he had managed fixed income portfolios for insti-tutional clients since 1982. Mr. Dagres has been involved with the day-to-day management of the Strategic Balanced Portfolio since 1996 and the Bond Portfolio since its inception.

    . Stephen J. Romano, CFA, CIC--Principal. Mr. Romano joined the Ad-viser in 1991. Prior to that, he was a Senior Investment Officer at Seattle-First National Bank where he managed equity and fixed in-come portfolios for private banking clients. Mr. Romano has managed fixed income funds for the Adviser since 1991. He has been involved with the day-to-day management of the Strategic Balanced Portfolio and Bond Portfolio since their inception.

    . Larry J. Katz, CFA--Principal. Mr. Katz joined the Adviser in 1996.
      Prior to that, he was a Senior Analyst at Frank Russell Company from 1994 through 1996, an independent consultant during 1993 and a Senior Portfolio Manager at Puget Sound Savings Bank from 1984 un-til 1992. Mr. Katz has been involved with the day-to-day management of the Strategic Balanced Portfolio since 1996 and the Bond Portfo-lio since its inception.

  Under Investment Advisory Agreements dated as of September 27, 1989, October 29, 1993, June 26, 1996 and October 23, 1997, the Adviser manages the invest-ment and reinvestment of the assets of the Portfolios. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is sub-ject to the control and supervision of the Fund's Board of Directors.

  As compensation for its services as an Adviser, each Portfolio pays the Ad-viser an annual fee, in monthly installments, calculated by applying the fol-lowing annual percentage rates to each Portfolio's average daily net assets for the month:

   Growth Portfolio....................................................... 0.65%
   Special Equity Portfolio............................................... 0.70%
   Strategic Balanced Portfolio........................................... 0.65%
   Equity Portfolio....................................................... 0.65%
   Bond Portfolio......................................................... 0.35%

  The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses otherwise payable by the Portfolios to reduce expense ratios. As of the date of this Prospectus, the Adviser has agreed to keep the Equity and Bond Institutional Class Shares from exceeding 0.90% and 0.50% re-spectively, of average daily net assets. The Fund will not reimburse the Ad-viser for any advisory fees that are waived or Portfolio expenses that the Ad-viser may bear on behalf of a Portfolio for a given fiscal year.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, a Portfolio or any Class of Shares. Payments made for any of these purposes may be made from its revenues, its profits or any other source available to it. When such service arrangements are in effect, they are made generally available to all qualified service providers.

  The Distributor, the Adviser, and certain of their affiliates also partici-pate, at the date of this prospectus, in an arrangement with Smith Barney Inc. under which

Smith Barney provides certain defined contribution plan marketing and share-holder services of its Consulting Group and receives .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it provides to certain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

                       ADVISER'S HISTORICAL PERFORMANCE

  Set forth below are certain performance data provided by the Adviser relat-ing to the composite of equity accounts of clients of the Adviser. These ac-counts have the same investment objective as the Equity Portfolio, and were managed using substantially similar, though not in all cases identical, in-vestment strategies and techniques as those in use by the Adviser in managing the Equity Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment returns of the Portfolio may differ from those of the separately managed accounts because such separately managed ac-counts may have fees and expenses that differ from those of the Equity Portfo-lio. Further, the separately managed accounts are not subject to investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code; such conditions, if applicable, may have lowered the returns for the separately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an investor might achieve by investing in the Portfolio.

 SIRACH CAPITAL MANAGEMENT, INC. -- EQUITY COMPOSITE RETURNS TOTAL ANNUALIZED
            RETURN FOR VARIOUS PERIODS ENDED DECEMBER 31, 1997
                                  (UNAUDITED)

                                                        INSTITUTIONAL     S&P
                                                       EQUITY ACCOUNTS 500 INDEX
                                                       --------------- ---------
One-year period.......................................      30.29%       33.37%
Five-year period......................................      17.54%       20.25%
Ten-year..............................................      19.25%       18.04%
Sixteen-year period*..................................      20.72%       17.74%

-----------
*  Inception of performance record

1. Equity performance results reflect a blending of 95% of the actual return from the equity only portion of Sirach Capital Management's Equity Compos-ite with 5% of the return of the Salomon Brothers 3-Month Treasury Bill rate. Results are based on the actual performance of an asset weighted com-posite of fully discretionary, non-restricted, unleveraged accounts. The composite totaled $1.381 billion as of 12/31/97.
2. The S&P 500 is an unmanaged index composite of 400 industrial, 40 finan-cial, 40 utilities and 20 transportation stocks, which assumes reinvestment of dividends and is generally considered representative of U.S. large capi-talization stocks.

  Below are certain performance data provided by the Adviser relating to the composite of separately managed fixed income accounts of clients of the Advis-er. These accounts have the same investment objective as the Bond Portfolio, and were managed using substantially similar, though not in all cases identi-cal, investment strategies, techniques and policies as those in use by the Ad-viser in managing the Bond Portfolio. The performance data for the managed ac-counts is net of all fees and expenses. The investment returns of the Portfo-lio may differ from those of the separately managed accounts because such sep-arately managed accounts may have fees and expenses that differ from those of the Bond Portfolio. Further, the separately managed accounts are not subject to investment limitations, diversification requirements, and other restric-tions imposed by the 1940 Act and the Internal Revenue Code; such conditions, if applicable, may have lowered the returns for the separately managed ac-counts. The results presented are not intended to predict or suggest the re-turn to be experienced by the Portfolio or the return an investor might achieve by investing in the Portfolio.

    SIRACH CAPITAL MANAGEMENT, INC. -- FIXED INCOME COMPOSITE RETURNS

                  FOR INDIVIDUAL YEARS ENDED DECEMBER 31

               (PERCENTAGE RETURNS NET OF MANAGEMENT FEES)

                  AGGREGATE                    SIRACH CAPITAL  LEHMAN BROTHERS
               CALENDAR YEARS                 MANAGEMENT, INC.   BOND INDEX
               --------------                 ---------------- ---------------
1980.........................................        6.23 %          2.70 %
1981.........................................       13.27 %          6.25 %
1982.........................................       33.31 %         32.62 %
1983.........................................        6.63 %          8.35 %
1984.........................................       14.68 %         15.15 %
1985.........................................       21.21 %         22.10 %
1986.........................................       14.38 %         15.26 %
1987.........................................        3.20 %          2.76 %
1988.........................................        9.80 %          7.89 %
1989.........................................       13.94 %         14.53 %
1990.........................................        7.62 %          8.96 %
1991.........................................       18.54 %         16.00 %
1992.........................................        8.13 %          7.40 %
1993.........................................       11.65 %          9.75 %
1994.........................................       (1.90)%         (2.92)%
1995.........................................       18.71 %         18.47 %
1996.........................................        4.81 %          3.63 %
1997.........................................        9.90 %          9.65 %
6 Months ended 12/31/97......................        6.15 %          6.36 %
Annualized through 12/31/97..................       11.64 %         10.75 %
Cumulative through 12/31/97..................      625.36 %        528.35 %
1-year period ended 12/31/97
  (average annual)...........................        9.90 %          9.65 %
5-year period ended 12/31/97
  (average annual)...........................        8.41 %          7.48 %
10-year period ended 12/31/97
  (average annual)...........................        9.96 %          9.18 %
18-Year Mean (1/1/80-12/31/97)...............       11.90 %         11.03 %
Value of $1 invested during
  (1/1/80-12/31/97)..........................      $ 7.25          $ 6.28

-----------

Notes:

1. The cumulative return means that $1 invested in the account on January 1, 1980 had grown to $7.25 by December 31, 1997.

2. The 17-year mean is the arithmetic average of the annual returns for the calendar years listed.

3. The Lehman Brothers Aggregate Bond Index is an unmanaged index which as-sumes reinvestment of dividends and is generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth above.

4. The Adviser's average annual management fee over the period shown (1/1/80-12/31/97) was 0.30% or 30 basis points. During the period shown, fees on the Adviser's individual accounts ranged from 0.20% to 0.30% (20 basis points to 30 basis points). Net returns to investors vary depending on the management fee.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of each Portfolio:

                                                                           RATE
                                                                           ----
   Growth Portfolio....................................................... 0.04%
   Special Equity Portfolio............................................... 0.04%
   Strategic Balanced Portfolio........................................... 0.06%
   Sirach Bond Portfolio.................................................. 0.04%
   Sirach Equity Portfolio................................................ 0.04%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined UAM Funds net assets;

  0.11 of 1% of the next $800 million of combined UAM Funds net assets;

  0.07 of 1% of combined UAM Funds net assets in excess of $1 billion but less than $3 billion;

  0.05 of 1% of combined UAM Funds net assets in excess of $3 billion.

  Fees are allocated among each of the Portfolios of the Fund on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, MA 02110, distributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agree-ment"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Institu-tional Class Shares offered in this Prospectus. The Agreement continues in effect as long as such continuance is approved at least annually by the Fund's Board of Directors. Those approv-ing the Agreement must include a majority of Directors who are neither parties to the Agreement nor interested persons of any such party. The Agreement pro-vides that the Fund will bear costs of registration of its shares with the SEC as well as the printing of its prospectuses, its SAIs and its reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements authorize the Adviser to select the brokers or deal-ers that will execute the purchases and sales of investment securities for each Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transac-tions of the Portfolios. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of research, statistical and pric-ing services these brokers provide to the Portfolios in addition to required Adviser services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transac-tion, provided that such commissions are paid in compliance with the Securi-ties Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients.

  Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securi-ties will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for al-locating such transactions, allocations are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc." On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc."

  The Fund's Articles of Incorporation, as amended, permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Di-rectors have the power to designate one or more series or classes of shares of common stock and to classify or reclassify any unissued shares without further action by shareholders. At its discretion, the Board of Directors may create additional Portfolios and classes of shares.

  The shares of each Portfolio are fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features and no pre-emptive rights. They have non-cumulative voting rights, which means that holders of more than 50% of shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is en-titled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

  As of December 24, 1997, UMBSC & Co. held of record 45.6% of the outstanding shares of the Bond Portfolio Institutional Class Shares for which beneficial ownership is disclaimed or presumed disclaimed. Persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) that Portfolio. As a result, these persons or organizations could have the ability to vote a majority on any matter requiring approval by shareholders of the Portfolio.

  Both Institutional Class and Institutional Service Class Shares represent interests in the same assets of a Portfolio. Service Class Shares bear certain expenses related to shareholder servicing, and may bear expenses related to distribution of such Shares. Service Class shares have exclusive voting rights for matters relating to such distribution expenditures. The Board of Directors of the Fund has authorized a third class of shares, Advisor Class Shares, which is not currently being offered by these Portfolios. Information about the Service Class Shares of the Portfolios is available upon request by con-tacting the UAM Funds Service Center.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters to the extent required by the undertaking.

CUSTODIAN
  The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS

  Price Waterhouse LLP serves as the independent accountant for the Fund.

REPORTS
  Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTI-TUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

Acadian Emerging Markets Portfolio
Acadian International Equity Portfolio
BHM&S Total Return Bond Portfolio
Chicago Asset Management Intermediate Bond Portfolio
Chicago Asset Management Value/Contrarian Portfolio
C&B Balanced Portfolio
C&B Equity Portfolio
C&B Equity Portfolio for Taxable Investors
C&B Mid Cap Equity Portfolio
DSI Balanced Portfolio
DSI Disciplined Value Portfolio
DSI Limited Maturity Bond Portfolio
DSI Money Market Portfolio
FMA Small Company Portfolio
FPA Crescent Portfolio
Hanson Equity Portfolio
ICM Equity Portfolio
ICM Fixed Income Portfolio
ICM Small Company Portfolio
IRC Enhanced Index Portfolio
Jacobs International Octagon Portfolio

McKee Domestic Equity Portfolio
McKee International Equity Portfolio

McKee Small Cap Equity Portfolio
McKee U.S. Government Portfolio

MJI International Equity Portfolio
NWQ Balanced Portfolio

NWQ Small Cap Value Equity Portfolio

NWQ Special Equity Portfolio

NWQ Value Equity Portfolio
Rice, Hall James Small Cap Portfolio
Rice, Hall James Small/Mid Cap Portfolio

Sirach Bond Portfolio
Sirach Equity Portfolio

Sirach Growth Portfolio

Sirach Special Equity Portfolio
Sirach Strategic Balanced Portfolio

SAMI Preferred Stock Income Portfolio
Sterling Partners' Balanced Portfolio
Sterling Partners' Equity Portfolio

Sterling Partners' Small Cap Value Portfolio

TS&W Balanced Portfolio
TS&W Equity Portfolio
TS&W Fixed Income Portfolio
TS&W International Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798

  Investment Adviser
  Sirach Capital Management, Inc.
  3323 One Union Square Seattle, WA 98101 (206) 624-3800

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street Boston, MA 02110




  PROSPECTUS

  January 22, 1998

  UAM Funds

  The Sirach Portfolios
  Institutional Service Class Shares

                    January 22, 1998
             P R O S P E C T U S

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   4
Risk Factors...............................................................   5
Financial Highlights.......................................................   6
Investment Objectives......................................................   9
Investment Policies........................................................   9
Other Investment Policies..................................................  13
Investment Limitations.....................................................  19
Purchase of Shares.........................................................  20
Redemption of Shares.......................................................  24
Shareholder Services.......................................................  28
Valuation of Shares........................................................  30
Performance Calculations...................................................  30
Dividends, Capital Gains Distributions and Taxes...........................  31
Adviser's Historical Performance...........................................  35
Administrative Services....................................................  38
Distributor................................................................  38
Portfolio Transactions.....................................................  39
General Information........................................................  39
UAM Funds -- Service Class Shares..........................................  42

                                                THE SIRACH PORTFOLIOS
UAM FUNDS


                                                INSTITUTIONAL SERVICE CLASS
                                                SHARES
--------------------------------------------------------------------------------

                      PROSPECTUS -- JANUARY 22, 1998

  UAM Funds, Inc. (the "Fund") is an open-end management investment company, known as a "mutual fund." The Funds consist of multiple series of shares (known as "Portfolios"), each of which has different investment objectives and poli-cies. The Sirach Growth, Special Equity, Strategic Balanced, Equity and Bond Portfolios currently offer two separate classes of shares: Institutional Class Shares and Institutional Service Class shares ("Service Class Shares"). Shares of each class represent equal, pro rata interests in a Portfolio and accrue dividends in the same manner except that Service Class Shares bear fees payable by the class (at the rate of .25% per annum) to financial institutions for services they provide to the owners of such shares. (See "SERVICE AND DISTRIBU-TION PLANS.") The securities offered in this Prospectus are shares of the Serv-ice Class of five diversified Portfolios of the Fund managed by Sirach Capital Management, Inc.

  SIRACH GROWTH PORTFOLIO. The objective of the Sirach Growth Portfolio (the "Growth Portfolio") is to provide long-term capital growth consistent with rea-sonable risk to principal, by investing primarily in common stocks of companies that offer long-term growth potential.

  SIRACH SPECIAL EQUITY PORTFOLIO. The objective of the Sirach Special Equity Portfolio (the "Special Equity Portfolio") is to provide maximum long-term growth of capital consistent with reasonable risk to principal, by investing in small to medium capitalized companies with particularly attractive financial characteristics.

  SIRACH STRATEGIC BALANCED PORTFOLIO. The objective of the Sirach Strategic Balanced Portfolio (the "Balanced Portfolio") is to provide long-term growth of capital consistent with reasonable risk to principal, by investing in a diver-sified portfolio of common stocks and fixed income securities.

  SIRACH EQUITY PORTFOLIO. The objective of the Sirach Equity Portfolio (the "Equity Portfolio") is to provide long-term capital growth consistent with rea-sonable risk to principal, by investing, under normal circumstances, at least 90% of its total assets in common stocks of companies that offer long-term growth potential.

  SIRACH BOND PORTFOLIO. The objective of the Sirach Bond Portfolio (the "Bond Portfolio") is to achieve above-average total return consistent with reasonable risk to principal, by investing primarily in dollar-denominated, investment grade fixed income securities.

  There can be no assurance that the Portfolios will achieve their stated ob-jectives.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 22, 1998 and has been incorporated by reference into this Prospectus. For a free copy of the SAI con-tact the UAM Funds Service Center at 1-800-638-7983.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             SIRACH SERVICE CLASS

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolios' Service Class Shares will incur. The Fund does not charge transac-tion fees. However, transaction fees may be charged if you are a customer of a broker-dealer or other financial intermediary who has established a share-holder servicing relationship with the Fund on behalf of its customers. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

                                                        STRATEGIC
                            GROWTH     SPECIAL EQUITY   BALANCED       EQUITY         BOND
                           PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
                         SERVICE CLASS SERVICE CLASS  SERVICE CLASS SERVICE CLASS SERVICE CLASS
                            SHARES         SHARES        SHARES        SHARES        SHARES
                         ------------- -------------- ------------- ------------- -------------
Sales Load Imposed on
 Purchases..............     NONE           NONE          NONE          NONE          NONE
Sales Load Imposed on
 Reinvested Dividends...     NONE           NONE          NONE          NONE          NONE
Deferred Sales Load.....     NONE           NONE          NONE          NONE          NONE
Redemption Fees.........     NONE           NONE          NONE          NONE          NONE
Exchange Fee............     NONE           NONE          NONE          NONE          NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                          STRATEGIC            SPECIAL
                          BALANCED   GROWTH    EQUITY    EQUITY        BOND
                          PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO    PORTFOLIO
                           SERVICE   SERVICE   SERVICE   SERVICE      SERVICE
                            CLASS     CLASS     CLASS     CLASS        CLASS
                           SHARES    SHARES    SHARES    SHARES       SHARES
                          --------- --------- --------- ---------    ---------
Investment Advisory Fees
 (After Fee Waiver)......   0.65%     0.65%     0.70%     0.00%**      0.21%**
12b-1 Fees (Including
 Shareholder Servicing
 Fees)+..................   0.25%     0.25%     0.25%     0.25%        0.25%
Other Expenses...........   0.14%     0.11%*    0.05%     0.37%**      0.16%
Administrative Fees......   0.18%     0.14%     0.14%     0.53%        0.13%
                            ----      ----      ----      ----         ----
Total Operating Expenses
 (After Fee Waiver)......   1.22%*    1.15%*    1.14%*    1.15%*,**    0.75%**
                            ====      ====      ====      ====         ====

-----------

 * The Total Operating Expenses includes the effect of expense offsets. If expense offsets were excluded, Total Operating Expenses of the Strategic Balanced, Special Equity and Growth Portfolio Service Class Shares would not differ from the figures shown in the table. The Equity Institutional Service Class Portfolio is not yet operational.
** Absent the Adviser's fee waiver, Investment Advisory Fees and Total Oper-ating Expenses of the Equity and Bond Portfolios' Institutional Service Class Shares for the fiscal year ended October 31, 1997 would be 0.65% and 1.68%, respectively, and 0.35% and 0.89%, respectively.
 + The Service Class Shares may bear service fees of 0.25%. (See "SERVICE AND DISTRIBUTION PLANS.")

  The table above shows various fees and expenses an investor would bear di-rectly or indirectly. The fees and expenses listed above are based on the Growth and Special Equity's Portfolios' operations during the fiscal year ended October 31, 1997 and the Strategic Balanced Portfolio's operations dur-ing the period March 7, 1997 (commencement of operations) to October 31, 1997. The fees and expenses listed above are based on the Equity Portfolio's Insti-tutional Class Shares during the fiscal year ended October 31, 1997, except that such information has been restated to include 12b-1 fees. The expenses and fees set forth above for the Bond Portfolio are based on estimates. For purposes of calculating the fees set forth above, the table assumes that the Bond Portfolio's average daily assets will be $100 million.

  The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume at the Adviser's own expense, operating expenses otherwise pay-able by the Equity and Bond Portfolios, if necessary, in order to reduce ex-pense ratios. As of the date of this Prospectus, the Adviser has agreed to keep the Equity and Bond Portfolios' Institutional Service Class Shares from exceeding 1.15% and 0.75%, respectively, of their respective average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of the Equity Portfolio and Bond Portfolio for a given fiscal year.

EXAMPLE
  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the ta-ble above, the Portfolios charge no redemption fees of any kind.

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
Strategic Balanced Portfolio Service Class
  Shares......................................  $12     $39     $67     $148
Growth Portfolio Service Class Shares.........  $12     $37     $63     $140
Special Equity Portfolio Service Class
  Shares......................................  $12     $36     $63     $139
Equity Portfolio Service Class Shares.........  $12     $37       *        *
Bond Portfolio Service Class Shares...........  $ 8     $24       *        *

-----------

* As the Equity Portfolio's Service Class is not yet operational and the Bond Fund commenced operations on November 10, 1997, the Fund has not projected expenses beyond the three year period shown.

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

  Long-term shareholders may pay more than the economic equivalent of the max-imum front end sales charge permitted by the National Association of Securi-ties Dealers, Inc. See "SERVICE AND DISTRIBUTION PLANS."

                               PROSPECTUS SUMMARY

INVESTMENT ADVISER

  Sirach Capital Management, Inc. (the "Adviser"), an investment counseling firm founded in 1970, serves as investment adviser to the Portfolios. The Ad-viser presently manages approximately $7 billion in assets for institutional clients and high net worth individuals. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500. The minimum for subsequent investments is $100. The minimum initial investment for IRA accounts is $500. Minimum initial investment for spousal IRA accounts is $250. Certain exceptions to the initial or minimum investment amounts may be permitted by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. Each Portfolio will distribute any realized net capital gains annually. Distributions will be reinvested in Portfolio shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES
  Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. Shares of the Portfolios may be exchanged for shares of the same class of any other Portfolio of the UAM Funds. (See "REDEMPTION OF SHARES" and "EXCHANGE PRIVILEGE.")

ADMINISTRATIVE SERVICES

  UAM Fund Services Inc. ("UAMFSI"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing adminis-tration, fund accounting, dividend disbursing and transfer agency services pro-vided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of each Portfolio's shares will fluctuate in response to changes in market and economic conditions, as well as the financial conditions and prospects of the issuers in which a Portfolio invests. Prospective investors should consider the following: (1) The Strategic Balanced Portfolio and Bond Portfolio may invest a portion of their respective assets in derivatives in-cluding futures contracts and options (see "FUTURES CONTRACTS AND OPTIONS");
(2) The Special Equity Portfolio invests primarily in small and medium capi-talization companies, some of which may be foreign based (see "INVESTMENT POL-ICIES" and "FOREIGN INVESTMENTS"); (3) In general, the Portfolios will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. High rates of portfolio turnover may result in additional transaction costs and the realization of capital gains (see "PORTFOLIO TURNOVER"); and (4) In addition, each Portfolio may use various investment practices, including investing in repurchase agree-ments, when issued, forward delivery and delayed settlement securities and lending of securities. (See "OTHER INVESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS

  The following tables provide selected per share information for a share out-standing throughout the respective periods presented for the Growth, Special Equity and Strategic Balanced Portfolios' Service Class Shares. This table is part of the Portfolios' Financial Statements, which are included in the Port-folios' October 31, 1997 Annual Report to Shareholders. The Financial State-ments are included in the Portfolios' SAI. The Portfolios' Financial State-ments have been audited by Price Waterhouse LLP. Their unqualified opinion on the Financial Statements is also included in the Portfolios' SAI. The follow-ing information should be read in conjunction with the Portfolios' October 31, 1997 Annual Report to Shareholders.

                               GROWTH PORTFOLIO

                                                   YEAR ENDED  MARCH 22, 1996+
                                                   OCTOBER 31,        TO
                                                      1997     OCTOBER 31, 1996
                                                   ----------- ----------------
NET ASSET VALUE, BEGINNING OF PERIOD..............   $ 14.00       $ 12.80
                                                     -------       -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income...........................      0.07          0.07
  Net Realized and Unrealized Gain (Loss).........      3.56          1.19
                                                     -------       -------
    Total from Investment Operations..............      3.63          1.26
                                                     -------       -------
DISTRIBUTIONS
  Net Investment Income...........................     (0.09)        (0.06)
  Realized Net Gain...............................     (2.11)          --
                                                     -------       -------
    Total Distributions...........................     (2.20)        (0.06)
                                                     -------       -------
NET ASSET VALUE, END OF PERIOD....................   $ 15.43       $ 14.00
                                                     =======       =======
TOTAL RETURN......................................     30.53%         9.87%**
                                                     =======       =======
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (Thousands)...........   $25,528       $14,437
  Ratio of Expenses to Average Net Assets.........      1.15%         1.12%*
  Ratio of Net Investment Income to Average Net
    Assets........................................      0.57%         0.72%*
  Portfolio Turnover Rate.........................       138%          151%
  Average Commission Rate.........................   $0.0600       $0.0600
  Ratio of Expenses to Average Net Assets
    Including Expense Offsets.....................      1.15%         1.11%*

-----------
 *  Annualized.

**  Not annualized.
 +  Initial offering of Institutional Service Class Shares.

                            SPECIAL EQUITY PORTFOLIO

                                                   YEAR ENDED  MARCH 22, 1996+
                                                   OCTOBER 31,        TO
                                                      1997     OCTOBER 31, 1996
                                                   ----------- ----------------
NET ASSET VALUE, BEGINNING OF PERIOD..............   $ 17.97       $ 16.54
                                                     -------       -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income...........................     (0.11)        (0.01)
  Net Realized and Unrealized Gain (Loss).........      0.97          1.44
                                                     -------       -------
    Total from Investment Operations..............      0.86          1.43
                                                     -------       -------
DISTRIBUTIONS
  Net Investment Income...........................       --            --
  Realized Net Gain...............................     (3.92)          --
                                                     -------       -------
    Total Distributions...........................     (3.92)          --
                                                     -------       -------
NET ASSET VALUE, END OF PERIOD....................   $ 14.91       $ 17.97
                                                     =======       =======
TOTAL RETURN......................................      7.91%         8.65%**
                                                     =======       =======
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (Thousands)...........   $ 1,977       $ 1,007
  Ratio of Expenses to Average Net Assets.........      1.14%         1.12%*
  Ratio of Net Investment Income to Average Net
    Assets........................................     (0.78)%       (0.64)%*
  Portfolio Turnover Rate.........................       114%          129%
  Average Commission Rate.........................   $0.0571       $0.0590
  Ratio of Expenses to Average Net Assets
    Including Expense Offsets.....................      1.14%         1.12%*

-----------
 *  Annualized.

**Not annualized.
 +Initial offering of Service Class Shares.

                          STRATEGIC BALANCED PORTFOLIO

                                                                MARCH 7, 1997+
                                                                      TO
                                                               OCTOBER 31, 1997
                                                               ----------------
NET ASSET VALUE, BEGINNING OF PERIOD..........................     $ 11.26
                                                                   -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.......................................        0.19
  Net Realized and Unrealized Gain (Loss).....................        1.21
                                                                   -------
    Total from Investment Operations..........................        1.40
                                                                   -------
DISTRIBUTIONS
  Net Investment Income.......................................       (0.22)
  Realized Net Gain...........................................         --
                                                                   -------
    Total Distributions.......................................       (0.22)
                                                                   -------
NET ASSET VALUE, END OF PERIOD................................     $ 12.44
                                                                   =======
TOTAL RETURN..................................................       12.57%**
                                                                   =======
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (Thousands).......................     $   378
  Ratio of Expenses to Average Net Assets.....................        1.22%*
  Ratio of Net Investment Income to Average Net Assets........        2.71%*
  Portfolio Turnover Rate.....................................         128%
  Average Commission Rate.....................................     $0.0598
  Ratio of Expenses to Average Net Assets Including Expense
    Offsets...................................................        1.22%*

-----------
 *  Annualized.

**  Not annualized.
 +  Initial offering of Institutional Service Class Shares.

                             INVESTMENT OBJECTIVES

  GROWTH PORTFOLIO. The objective of the Growth Portfolio is to provide long-term capital growth consistent with reasonable risk to principal, by investing primarily in common stocks of companies that offer long-term growth potential.

  SPECIAL EQUITY PORTFOLIO. The objective of the Special Equity Portfolio is to provide maximum long-term growth of capital consistent with reasonable risk to principal, by investing in small to medium capitalized companies with par-ticularly attractive financial characteristics. Attractive financial charac-teristics are measured by the Adviser's ranking system as described below.

  STRATEGIC BALANCED PORTFOLIO. The objective of the Strategic Balanced Port-folio is to provide long-term growth of capital consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks and fixed income securities. The proportion of the Portfolio's assets invested in fixed income or common stocks will vary as market conditions warrant. A typical asset mix for the Portfolio, however, is expected to be 50% common stocks and 50% fixed income securities. Cash equivalent investments will be maintained when deemed appropriate by the Adviser.

  EQUITY PORTFOLIO. The objective of the Equity Portfolio is to provide long-term capital growth consistent with reasonable risk to principal by investing, under normal circumstances, at least 90% of its total assets in common stocks of companies that offer long-term growth potential. Growth potential is mea-sured by the Adviser's ranking system described below.

  BOND PORTFOLIO. The objective of the Sirach Bond Portfolio is to achieve above average total return consistent with reasonable risk to principal, by investing primarily in dollar-denominated, investment grade fixed income secu-rities of varying maturities. Income return is expected to be a predominant portion of the Portfolio's total return. Any capital return on the Portfolio is dependent upon interest rate movements. The capital return from the Portfo-lio will vary according to, among other factors, interest rate changes and the average maturity (duration) of the Portfolio.

  There can be no assurance that the Portfolios will achieve their stated ob-jectives.

                              INVESTMENT POLICIES

  GROWTH PORTFOLIO. The Growth Portfolio seeks to achieve its objective by in-vesting in common stocks of companies that are small, medium and large growth companies deemed by the Adviser to offer long-term growth potential. The secu-rities selected will be from a universe of approximately 4,000 companies listed on the New York and American Stock Exchanges and on the National Asso-ciation of

Securities Dealers Automated Quotation system ("NASDAQ"). The Portfolio may also invest in convertible bonds or convertible preferred stocks.

  The Adviser's security selection process for the Portfolio will focus on those companies that rank high on the Adviser's proprietary ranking system. The ranking system consists of five buying tests that are ranked according to decile. The Adviser believes that companies that possess a higher "ranking score" are likely to provide superior rates of return over an extended period of time relative to the stock market in general. The components of the ranking system include past earnings per share growth rates, earnings acceleration, prospective earnings "surprise" probabilities, relative price strength, and cash reinvestment rates. The Adviser screens the approximately 4,000 companies referred to above to identify potentially attractive securities. The list of potential investments is narrowed further by the use of traditional fundamen-tal security analysis. The Adviser focuses particular attention on those com-panies whose recent earnings have exceeded consensus expectations.

  Under normal circumstances, it is anticipated that cash reserves will repre-sent less than 20% of the Portfolio's assets. (See "SHORT-TERM INVESTMENTS.")

  The Adviser anticipates that the majority of the investments in the Portfo-lio will be in United States based companies. However, from time to time, shares of foreign based companies may be purchased, if they pass the selection process outlined above. The Portfolio may invest up to 20% of its assets in shares of foreign based companies. In addition, if shares of a foreign company are purchased, they must be traded in the United States as sponsored American Depository Receipts ("ADRs"), which are U.S. domestic securities representing ownership rights in foreign companies. (See "FOREIGN INVESTMENTS.")

  SPECIAL EQUITY PORTFOLIO. The Portfolio seeks to achieve its objective by investing primarily in the common stocks of companies with market capitaliza-tions of $100 million to $2 billion dollars. Securities selected for the Port-folio will be chosen from the New York Stock Exchange and American Stock Ex-change or from the over the counter markets operated by the National Associa-tion of Securities Dealers, Inc.

  The security selection process for the Portfolio focuses on those companies within the market capitalization specified above and that rank above average on the Adviser's proprietary "ranking system." The "ranking system" consists of five buying tests that are ranked according to decile. The Adviser believes that companies with smaller capitalizations that possess a higher "ranking score" are likely to provide superior rates of return over an extended period of time relative to the stock market in general. The components of the ranking system include past earnings per share growth rates, earnings acceleration, prospective earnings "surprise" probabilities, relative price strength, and cash reinvestment rates. The Adviser screens a universe of several thousand smaller to medium capitalized companies to identify potentially attractive securities. The list of potential investments is narrowed further by the use of traditional fundamental security analysis. In addition, the Adviser focuses particular attention on those companies whose earnings momentum are accelerating and/or whose recent earnings have exceeded the Adviser's expectations.

  It is anticipated that under normal circumstances cash reserves will repre-sent less than 20% of the Portfolio's assets.

  The Adviser anticipates that the majority of the investments in the Portfo-lio will be in United States based companies. However, from time to time, shares of foreign based companies may be purchased if they pass the selection process outlined above. In addition, if shares of a foreign company are pur-chased, they must be traded in the United States as ADRs described under "GROWTH PORTFOLIO." Under normal circumstances, ADRs will not comprise more than 20% of the Portfolio's assets. (See "FOREIGN INVESTMENTS.")

  STRATEGIC BALANCED PORTFOLIO. The Strategic Balanced Portfolio is designed to provide a single vehicle with which to participate in the Adviser's equity and fixed income strategies, combined with the Adviser's asset allocation de-cisions. The Portfolio seeks to achieve its objective by investing in a combi-nation of stocks, bonds and short-term cash equivalents. A typical asset mix of the Portfolio is expected to be 50% equities and 50% fixed income securi-ties. Depending upon market conditions, the mix may vary, and cash equivalent investments will be maintained when deemed appropriate by the Adviser. Under normal conditions, the range of exposure to fixed income securities is ex-pected to be 25% to 50% of the Portfolio, and the range of exposure to equity securities is expected to be 35% to 70%. However, at least 25% of the Portfo-lio's total assets will always be invested in fixed income senior securities including debt securities and preferred stock.

  Equity and fixed income securities are selected using approaches identical to those for the Growth Portfolio set forth above and the Bond Portfolio as set forth below.

  EQUITY PORTFOLIO. The Portfolio seeks to achieve its objective by investing primarily in common stocks of companies that are small, medium and large capi-talization growth companies deemed by the Adviser to offer long-term poten-tial.

  The security selection process for the Portfolio will focus on companies that rank high on the Adviser's proprietary ranking system. The ranking system consists of five buying tests that are ranked according to decile. The Adviser believes that companies that possess a higher "ranking score" are likely to provide superior rates of return over an extended period of time relative to the stock market in general. The components of the ranking system include past earnings per share growth rates, earnings acceleration, prospective earnings "surprise" probabil-ities, relative price strength and cash reinvestment rates. The Adviser screens a universe of approximately 4,000 companies to identify potentially attractive securities. The list of potential investments is narrowed further by the use of traditional fundamental security analysis. The Adviser focuses particular attention on those companies whose recent earnings have exceeded consensus expectations.

  In seeking to fulfill its investment objective, the Portfolio, under normal circumstances, will invest at least 90% of its assets in equity securities, consisting primarily of common stock; however, the Portfolio may also invest in convertible bonds or convertible preferred stocks. The Portfolio may invest a portion of its assets in shares of foreign based companies. If shares of a foreign company are purchased, they must be traded in the United States as sponsored ADRs. (See "FOREIGN INVESTMENTS.")

  BOND PORTFOLIO. The Portfolio seeks to achieve its objective by investing at least 75% of its total assets, under normal circumstances, in a diversified mix of dollar-denominated, investment grade fixed income securities of varying maturities including securities of the U.S. Government and its agencies, cor-porate bonds, mortgage-backed securities (including CMOs), asset-backed secu-rities, Yankee bonds and various short-term instruments. (See "OTHER INVEST-MENT POLICIES.")

  It is the Adviser's intention that the Portfolio's investments will be lim-ited to those bonds having one of the four highest grades assigned by Moody's Investors Services, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard and Poor's Ratings Services ("S&P") (AAA, AA, A or BBB). Securities rated Baa by Moody's or BBB by S&P may have speculative characteristics and could be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. However, the Adviser reserves the right to retain se-curities which are down-graded by one or both of the rating agencies if, in its judgment, retention is warranted. Mortgage-backed securities in which the Portfolio may invest will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest or will otherwise be of investment grade quality, as determined by the Advis-er. The Portfolio's SAI contains a more detailed description of corporate bond ratings.

  Regardless of the rating category, the credit quality of bonds can change unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular security. It is the Portfolio's policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the Adviser's own independent and on-going review of credit quality.

  The Adviser attempts to be risk averse, believing that preserving principal in periods of rising interest rates should lead to above-average returns over the long run. The maturity structure of the Portfolio will be largely deter-mined by the Adviser's assessment of current economic conditions and trends, the Federal Reserve Board's management of monetary policy, fiscal policy, in-flation expectations, government and private credit demands and global condi-tions. Once these factors have been carefully analyzed, the average maturity/duration of the Portfolio will be adjusted to reflect the Adviser's outlook. Under normal market conditions, the weighted average maturity will range between eight and twelve years, and the weighted average duration will range between four and six years. Over a complete market cycle, the average portfolio maturity and duration will ordinarily approximate the average matu-rity and duration of the general market.

  Additionally, the Adviser attempts to emphasize relative values within se-lected maturity ranges. Interest rate spreads between different quality rang-es, by types of issues and within coupon areas are monitored, and the Portfo-lio will be structured to take advantage of relative values within these areas. Marketability of individual issues and diversification within the Port-folio will be emphasized. The Portfolio will hold, under normal circumstances, no more than 10% of its assets in any single non-governmental issue.

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, each Portfolio may invest a por-tion of its assets in domestic and foreign money market instruments including certificates of deposit, bankers' acceptances, time deposits, U.S. Government obligations, U.S. Government agency securities, short-term corporate debt se-curities, and commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or if unrated, determined by the Adviser to be of comparable quali-ty.

  Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% (15% of the Bond Portfolio) of the total as-sets of a Portfolio. No Portfolio will invest in any security issued by a com-mercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Advis-er, of an investment quality comparable with other debt securities which may be purchased by each Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's

Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the follow-ing short-term investments: fully collateralized repurchase agreements, inter-est-bearing or discounted commercial paper including dollar-denominated com-mercial paper of foreign issuers, and any other short-term money market in-struments including variable rate demand notes and tax-exempt money instru-ments. By entering into these investments on a joint basis, a Portfolio may earn a higher rate of return on investments relative to what it could earn in-dividually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPA-NIES.")

REPURCHASE AGREEMENTS
  Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence.

  The use of repurchase agreements involves certain risks. For example, a de-fault by the seller of the agreement may cause a Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is ex-pected that they can be controlled through stringent security selection crite-ria and careful monitoring procedures.

  The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, a Portfolio may incur lower transactions costs and earn higher rates of interest on joint repurchase agreements. Each Portfolio's contribution would determine its re-turn from a joint repurchase agreement. (See "SHORT TERM INVESTMENTS.")

LENDING OF SECURITIES
  Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transac-tions.

A Portfolio will not loan portfolio securities to the extent that greater than one-third of its total assets at fair market value would be committed to loans. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. A Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended (the "1940 Act"). All relevant facts and cir-cumstances, including the creditworthiness of the broker, dealer or institu-tion, will be considered by the Adviser in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.

  At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. A Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs af-fecting an investment on loan, the loan must be called and the securities vot-ed.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  Each Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to any of the above transactions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. Each Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  Each Portfolio engages in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices--not to in-crease its investment leverage.

PORTFOLIO TURNOVER
  It is expected that the annual portfolio turnover for the Bond Portfolio will not exceed 200%. In addition to Portfolio trading costs, higher rates (100% or more) of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distribu-tions resulting from such gains are considered ordinary gains for income tax purposes. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more in-formation on taxation.) The Portfolios will not normally engage in short-term trading, but each reserves the right to do so. Except for the Bond Portfolio, the tables set forth in "Financial Highlights" present the Portfolios' histor-ical portfolio turnover rates.

INVESTMENT COMPANIES
  Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

FOREIGN INVESTMENTS
  Investing in foreign companies may involve additional risks and considera-tions which are not typically associated with investing in U.S. companies. Since stocks of foreign companies are normally denominated in foreign curren-cies, the Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

  As non-U.S. companies are not generally subject to uniform accounting, au-diting and financial reporting standards and practices comparable to those ap-plicable to U.S. companies, comparable information may not be readily avail-able about certain foreign companies. Some non-U.S. securities of foreign com-panies may be less liquid and more volatile than securities of comparable U.S. companies. In addition, in certain foreign countries, there is the possibility of expropria-tion or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

FUTURES CONTRACTS AND OPTIONS

  In order to remain fully invested and to reduce transaction costs, the Stra-tegic Balanced and Bond Portfolios may invest in bond futures and options and interest rate futures contracts. Because transaction costs associated with futures and options may be lower than the costs of investing in bonds direct-ly, it is expected that use of index futures and options to facilitate cash flows may reduce the Portfolios' overall transaction costs. The Portfolios may enter into futures contracts provided that not more than 5% of its total as-sets are at the time of acquisition required as margin deposit to secure obli-gations under such contracts. The Portfolios will engage in futures and op-tions transactions for hedging purposes only and not speculative purposes.

  Futures and options can be volatile and involve various degrees and types of risk. If a Portfolio judges market conditions incorrectly or employs a strat-egy that does not correlate well with its investments, use of futures and op-tions contracts could result in a loss. A Portfolio could also suffer losses if it is unable to liquidate its position due to an illiquid secondary market. In the opinion of the Directors of the Fund, the risk that a Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions traded on na-tional exchanges and for which there appears to be a liquid secondary market.

RESTRICTED SECURITIES
  Each Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Directors, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Portfolio's investment limitations. Each of the Portfolios may also invest up to 15% of its net assets (except the Special Equity Portfolio which may invest up to 10% of its net assets) in illiquid securities. Prices realized from sales of these securities could be more or less than those originally paid by the Portfolio or less than what may be considered the fair value of such secu-rities.

MORTGAGE-BACKED SECURITIES

  The Strategic Balanced and Bond Portfolios may invest in mortgage-backed se-curities. Mortgage-backed securities are collateralized by pools of mortgages assembled for subsequent sale to investors by various governmental agencies and sponsored organizations as well as by private issuers. The underlying as-sets collateralizing the mortgage-backed securities may include single-family, mul-tifamily and commercial properties. The two fundamental forms of mortgage-backed securities are pass-throughs and collateralized mortgage obligations ("CMOs"). Pass-throughs produce monthly payments of principal and interest from the underlying mortgages. CMOs divide the cash flows generated from the underlying mortgages or mortgage pass-through securities into different seg-ments known as "tranches" which are then retired sequentially over time in or-der of priority. The market value and yield of mortgage-backed securities will fluctuate due to market interest rate change and prepayment variability of the underlying mortgages. As prepayment rates on mortgages vary widely, it is dif-ficult to accurately predict the average maturity of a particular pool of mortgages or tranches of CMOs. Although mortgage-backed securities may offer higher yields than those available from other types of securities, they may be less effective than other types of securities as a means of "locking in" an attractive rate for an extended period because of the prepayment feature. Pre-payment risk has two important effects. First, like bonds in general, mort-gage-backed securities will generally decline in price when interest rates rise. Second, when interest rates fall and additional mortgage prepayments must be reinvested at lower interest rates, a Portfolio's rate of dividend in-come may be reduced. Mortgage-backed securities in which the Portfolios may invest will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest or are suit-ably structured to be considered by the Adviser to be of investment grade quality.

ASSET-BACKED SECURITIES

  The Strategic Balanced and Bond Portfolios may invest in asset-backed secu-rities. Asset-backed securities are collateralized by short maturity loans such as automobile receivables, credit card receivables, or other types of re-ceivables or assets, the payments from which are passed through to the secu-rity holder. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third par-ty. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subor-dinated structures and over-collateralization. The value of these securities may be significantly affected by changes in interest rates, the market's per-ceptions of the issuers and the creditworthiness of the parties involved.

YANKEE BONDS

  The Bond Portfolios may invest in Yankee bonds. Yankee bonds are dollar-de-nominated bonds issued inside the United States by foreign entities. Invest-ment in these securities involve certain risks which are not typically associ-ated with investing in domestic securities. Non-U.S.-based issuers are not subject to the same accounting, auditing and financial reporting standards as are domestic issuers. There may be less publicly-available information about non-U.S.-based issuers which may make it difficult to make investment decisions. Political factors may have an impact in the form of confiscatory taxation, expropriation or po-litical instability in international markets. Some foreign governments also levy withholding taxes against dividend and interest income. Although in some countries a portion of the taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income each Portfolio receives from the companies comprising its investments.

  Except as specified above and as described under "INVESTMENT LIMITATIONS," the foregoing investment policies are not fundamental and the Directors may change such policies without an affirmative vote of a "majority of the out-standing voting securities" of a Portfolio, as defined in the 1940 Act.

                            INVESTMENT LIMITATIONS
  Each Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies when the portfolio adopts a temporary defensive position;

  (e) make loans except (i) by purchasing bonds, debentures or similar obli-gations which are publicly distributed, (including repurchase agree-ments provided, however, that repurchase agreements maturing in more than seven days, together with securities which are not readily mar-ketable, will not exceed 10% (15% of the Bond Portfolio's total as-sets) of each of the Portfolio's total assets), and (ii) by lending its portfolio securities to banks, brokers, dealers and other finan-cial institutions so long as such loans are not inconsistent with the 1940 Act and the Rules and Regulations or interpretations of the SEC thereunder;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% (10% for the Special Equity Portfolio) of each Portfolio's gross assets valued at the lower of market or cost, and (ii) a Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% (33 1/3% for the Bond Fund) of its total assets at fair mar-ket value.

  The investment objectives of the Portfolios are fundamental and with respect to each Portfolio may be changed only with the approval of the holders of a majority of the outstanding shares of such Portfolio. Except for limitations
(a), (b), (d), (e) and (f) (i), the Growth, Strategic Balanced, Equity and Bond Portfolios' investment limitations and policies described in this Pro-spectus and in the SAI are not fundamental and may be changed by the Fund's Board of Directors upon reasonable notice to investors. The investment limita-tions of the Special Equity Portfolio described here and in the SAI are funda-mental policies and may be changed only with the approval of the holders of a majority of the outstanding shares of the Portfolio. If a percentage limita-tion on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolios' assets will not be con-sidered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value per share next determined after an order is received by the Fund and payment is received by the Fund or its designated Service Agent. (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500. The minimum ini-tial investment for 401(k) plans is $500. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions may be permitted by the officers of the Fund.

  The Portfolios issue two classes of shares: Institutional Class and Institu-tional Service Class. The two classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that the Service Class Shares offered by this Prospectus bear shareholder servicing expenses, may in the future bear distribution plan expenses, and have exclusive voting rights with respect to the Rule 12b-1 Dis-tribution Plan pursuant to which the distribution fee may be paid. The two classes have different exchange privileges. (See "SHAREHOLDER SERVICES--EX-CHANGE PRIVILEGE.") The net income attributable to Service Class Shares and the dividends payable on Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Service Class Shares will be reduced by such amount to the extent the Portfolio has undistributed net income.

  Shares of the Portfolios may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") that have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares, which are not subject to the Rule 12b-1 Service and Distribution Plans. They may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent and would not be imposed if shares of the Portfolio were purchased di-rectly from the Fund or the Distributor. The Service Agents may provide share-holder services to their customers that are not available to a shareholder dealing directly with the Fund. Each Service Agent is responsible for trans-mitting to its customers a schedule of any such fees and information regarding any additional or different purchase and redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for in-formation regarding these fees and conditions. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents, or if applicable, their designees, that have entered into agreements with the Fund or its agent may enter confirmed purchase or redemp-tion orders on behalf of clients and customers, with payment to follow no later than the Portfolio's pricing on the following business day. If payment is not received by the Fund's Sub-Transfer Agent, Chase Global Funds Services Company ("CGFSC") by such time, the Service Agent could be held liable for re-sulting fees or losses. A Portfolio may be deemed to have received a purchase or redemption order when a Service Agent, or, if applicable, its authorized designee, accepts the order. Orders received by the Fund in proper form will be priced at a Portfolio's net asset value next computed after they are ac-cepted by the Service Agent or its authorized designee. Service Agents are re-sponsible to their customers and the Fund for timely transmission of all sub-scription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

  BY MAIL

  . Complete and sign an Application and mail it together with a check made payable to "UAM Funds" to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. (See "OTHER PURCHASE INFORMATION.") Payment does not need to be converted into Fed-eral Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve
Bank) before the Fund will accept it for investment. The Fund will not accept third-party checks to purchase shares of the Portfolios. If you purchase shares by check, please be sure that your check is made payable to the "UAM Funds."

  BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. The call must be received prior to the close of regu-lar trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) to receive that day's price. An account number and a wire control number will then be provided to you, in addition to wiring in-structions. Next,

  . Instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #02100-0021
                                   UAM Funds
                             DDA Acct. #9102772952
                          Ref: Portfolio Name
                                             ---------------
                          Your Account Number
                                             ---------------
                           Your Account Name
                                            ---------------
                          Wire Control Number
                                             ---------------
                  (assigned by the UAM Funds Service Center)

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

  . To be sure that a bank wire order is received on the same day it is sent, an investor's bank should wire funds as early in the day as possi-ble. The bank sending funds may charge for this service. The Fund's agent reserves the right to charge investors for receipt of wired funds, but no charge is currently imposed for this service. It is necessary to obtain a new wire control number every time money is wired into an ac-count in the Portfolio. Wire control numbers are effective for one transaction only and cannot be used more than once. Wired money that is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

ADDITIONAL INVESTMENTS

  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check made payable to "UAM Funds" to the above address or by wiring money to the

Custodian Bank using the instructions outlined above. When making additional investments, be sure that the account number, account name and the Portfolio to be purchased is identified on the check or wire.

  Prior to wiring additional investments, please notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.



PURCHASE BY ACH

  If you have made this election, shares of the Portfolio may be purchased via Automated Clearing House ("ACH"). Investors purchasing via ACH should complete the appropriate sections of the Account Application and attach a voided check or deposit slip to the Account Application. This option must be established on your account at least 15 days prior to your initiating an ACH transaction. (See "SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN.")

OTHER PURCHASE INFORMATION

  Investments received by the close of regular trading on the NYSE (generally 4 p.m. Eastern Time) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open.

  The Fund reserves the right, in its sole discretion, to suspend the offering of shares of each Portfolio or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Portfolios are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases can be disruptive to effi-cient portfolio management and, consequently, can be detrimental to a Portfo-lio's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any purchase request, with respect to such investor's account. Such investors also may be barred from purchasing other Portfolios of the Fund.

  Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for frac-tional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as de-scribed in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by a Portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such se-curities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for imme-diate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of secu-rities exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of each Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of the shares depending on the market value of investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed); and

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. All telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liabili-ty, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associa-tions. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the UAM Funds Service Center of a redemption request in proper form. Although the Fund will redeem shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a pe-riod of up to fifteen days after their purchase, pending determination that the check has cleared. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds. The Fund may suspend the right of redemption or post-pone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  If the Board of Directors determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemp-tions.

  The Portfolios reserve the right to liquidate any account that is below fifty percent of the required minimum initial investment amount for a Portfo-lio as set forth in the Prospectus, where the reduction in value has occurred due to a redemption or exchange out of the account. If at any time your total investment does not have a value of at least fifty percent of the required minimum initial investment amount, you may be notified that the value of your account is below the Portfolio's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the ac-count is liquidated. Retirement accounts and certain other accounts will not be subject to automatic liquidation. Reductions in value that result solely from market activity will not trigger an involuntary redemption.

                        SERVICE AND DISTRIBUTION PLANS

  Under the Service Plan for Service Class Shares, the Fund may enter into service agreements with Service Agents (broker-dealers or other financial in-stitutions) who receive fees with respect to the Fund's Service Class Shares owned by shareholders for whom the Service Agent is the dealer or holder of record, or for whom the Service Agent performs personal services and/or share-holder account maintenance. These fees are paid out of the assets allocable to Service Class Shares to the Distributor, to the Service Agent directly or through the Dis-tributor. The Fund reimburses the Distributor or the Service Agent, as the case may be, for payments made at an annual rate of up to .25 of 1% of the av-erage daily value of such Service Class Shares. Each item for which a payment may be made under the Service Plan constitutes personal service and/or share-holder account maintenance and may constitute an expense of distributing Fund Service Class Shares as the SEC construes such term under Rule 12b-1. The fees payable for servicing reflect actual expenses incurred up to the limit de-scribed herein.

  Banks are engaged to act as Service Agents only to perform administrative and shareholder servicing functions, including transaction-related agency services for their customers. If a bank is prohibited from acting as a Service Agent, alternative means for continuing the servicing of its shareholders would be sought, and the shareholder clients of the bank would remain Fund shareholders.

  The Distribution Plan and the Service Plan (the "Plans") provide generally that a Portfolio may incur distribution and service costs under the Plans which may not exceed 0.75% per annum of that Portfolio's net assets. The Board has currently limited payments under the Plans to 0.50% per annum of a Portfo-lio's net assets. The Service Class Shares offered by this Prospectus cur-rently are not making any payments under the Distribution Plan. Upon implemen-tation, the Distribution Plan would permit payments to the Distributor, bro-ker-dealers, other financial institutions, sales representatives or other third parties who render promotional and distribution services, for items such as sales compensation and marketing and overhead expenses.

  The Plans were adopted pursuant to Rule 12b-1 under the 1940 Act. Although the Plans may be amended by the Board of Directors, any change in the Plans which would materially increase the amounts authorized to be paid under the Plans must be approved by shareholders of the class involved. The Plans may be terminated by the Board of Directors or Service Class shareholders. The amounts and purposes of expenditures under the Plans are reported to the Board of Directors quarterly. The amounts allowable under the Plans for the Service Class of Shares of the Portfolios are limited by the terms of such Plan and under certain rules of the National Association of Securities Dealers, Inc.

  In addition to payments by the Fund under the Plans, the Distributor, United Asset Management Corporation, the parent company of UAMFSI and the Adviser, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, recordkeeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such pay-ments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally avail-able to all qualified service providers. The

Adviser may compensate its affiliated companies for referring investors to the Portfolios.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan mar-keting and shareholder services and receives from such entities an amount equal to up to 33.3% of the portion of the investment advisory fees attribut-able to the invested assets of Smith Barney's eligible customer accounts with-out regard to any expense limitation in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it pro-vides to certain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

  Service Class Shares of each Portfolio may be exchanged for Service Class Shares of any other UAM Funds Portfolio. (See the list of Portfolios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives and policies of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the NYSE (generally 4 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the NYSE will be processed on the next busi-ness day. The Fund may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange re-quest. If the Fund's management determines that an investor is engaged in ex-cessive trading, the Fund, with or without prior notice, may reject in whole or part any exchange request, with respect to such investor's account. Such investors also may be barred from exchanging into other Portfolios of the Fund. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES--BY TELEPHONE."

  An exchange into another UAM Funds Portfolio is a sale of shares and may re-sult in a gain or loss for income tax purposes.

AUTOMATIC INVESTMENT PLAN
  An Automatic Investment Plan permits shareholders of a Portfolio with a min-imum value of $2,500 or more to purchase shares automatically (minimum of $100 per transaction) at regular intervals selected by the shareholder. Provided the shareholder's bank or other financial institution allows automatic with-drawals, shares are purchased by transferring funds via the Automated Clearing House ("ACH"). Investments made through ACH will be automatically transferred from a shareholder's checking, bank money market or NOW account designated by the shareholder. Such withdrawals are made electronically, if the sharehold-er's bank or financial institution so permits, or by pre-authorized checks or drafts drawn on the shareholder's bank or other account. The bank or financial institution must be a member of ACH. At the shareholder's option, the account designated will be debited in the specified amount, and shares will be pur-chased monthly or quarterly.

  To establish an Automatic Investment Plan, a shareholder must complete the appropriate sections of the Account Application and mail it to Chase Global Funds Services Company. A shareholder may cancel his/per participation or change the amount of purchase at any time by mailing written notification to Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798 and notification generally will be effective three business days following re-ceipt. The Fund may modify or terminate this privilege at any time, or may charge a service fee, although no such fee currently is contemplated.

SYSTEMATIC WITHDRAWAL PLAN

  Any shareholder whose account balance totals at least $10,000 may establish a Systematic Withdrawal Plan under which an amount pre-determined by the shareholder (but at least $100) is automatically redeemed from the sharehold-er's account either monthly or quarterly. A shareholder may participate in the Systematic Withdrawal Plan by using ACH. Redemptions made through ACH will be automatically transferred to the shareholder's bank or other similar financial institution account or a properly designated third party. The bank or finan-cial institution must be a member of ACH. Redemptions ordinarily are made on the third business day of the month and payments ordinarily will be transmit-ted within five business days after the redemption date. Because the prices of Fund shares fluctuate, the number of shares redeemed to finance systematic withdrawal payments of a given amount will vary from payment to payment. If a shareholder owns shares in more than one Portfolio, the shareholder must des-ignate the Portfolio from which the redemptions under a Systematic Withdrawal Plan should be made. A Systematic Withdrawal Plan may be terminated or sus-pended at any time by the Fund. A shareholder may elect at any time, in writ-ing, to terminate participation in the Systematic Withdrawal Plan. Such writ-ten election must be sent to and received by the Fund before a termination becomes effective. There is currently no charge to the share-holder for a Systematic Withdrawal Plan.

                              VALUATION OF SHARES

  The net asset value of each class of a Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class, less any lia-bilities attributable to the class, by the number of shares outstanding at-tributable to the class. The net asset value per share of each class of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolios measure performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Yield and total return are calcu-lated separately for each class of a Portfolio.

  Yield refers to the income generated by an investment in a Portfolio over a given period of time, expressed as an annual percentage rate. Yields are cal-culated according to a standard that is required for all funds. As this dif-fers from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

  Total return is the change in value of an investment in a Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by a Portfolio with respect to Institutional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incre-mental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

  The Portfolios' performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolios' SAIs. This information may also be included in sales literature and advertising.

  The Portfolios' Annual Report to Shareholders for the most recent fiscal year contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Since the Bond Portfolio is a new Portfolio, we can offer no information about past portfolio investment performance. When this information becomes available, you will find it, together with comparisons to appropriate indices, in the Portfo-lios' Annual Report. To receive an Annual Report, contact the Fund at the ad-dress on the cover of this Prospectus or call the UAM Funds Service Center at the address or phone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, each Portfolio will normally distribute them annually.

  All dividends and capital gains distributions will be automatically rein-vested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  Each Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, each Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of invest-ments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term or mid-term capital gains distributions are taxed as long-term or mid-term capital gains, as the case may be. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month and paid in January of the following year will be treated as if they had been paid by the Fund and received by the shareholders on De-cember 31.

  The Fund is required by federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by each Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce each Portfolio's dividends but are included in the taxable income reported on your tax statement if each Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

                              INVESTMENT ADVISER

  Sirach Capital Management, Inc. is a Washington corporation whose predeces-sor was formed in 1970 and is located at 3323 One Union Square, Seattle, Wash-ington 98101. The Adviser is a wholly-owned subsidiary of United Asset Manage-ment Corporation ("UAM"), a holding company, and provides investment manage-ment services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals. As of December 31, 1997, the Adviser had approximately $7 billion in assets under management.

For further information on Sirach Capital Management, Inc.'s investment serv-ices, please call (206) 624-3800.

  The investment professionals of the Adviser who are primarily responsible for the day-to-day management of the Portfolios and a description of their business experience during the past five years are as follows:

  EQUITY MANAGEMENT TEAM

  The Growth Portfolio, Equity Portfolio and the equity portion of the Stra-tegic Balanced Portfolio are managed by the Equity Management Team of Sirach Capital Management. Members of the team are George B. Kauffman, Harvey G. Bateman, Linda E. MacGeorge and Karin L. Giboney.

    . George B. Kauffman, CFA, CIC--Principal. Mr. Kauffman joined the
      Adviser in 1981. He has managed balanced and growth funds for the Adviser since 1981. Mr. Kauffman has been primarily responsible for the day-to-day management of the Growth Portfolio and Strategic Balanced Portfolio since their inception.

    . Harvey G. Bateman, CFA, CIC--Principal. Mr. Bateman joined the Ad-viser in 1988. He has managed equity funds for the Adviser since 1989. Mr. Bateman has been primarily responsible for the day-to-day management of the Equity Portfolio since its inception.

    . Linda E. MacGeorge--Principal. Ms. MacGeorge joined the Adviser in
      1987. She has managed equity funds for the Adviser since 1988. Ms. MacGeorge has been involved in the day-to-day management of the Eq-uity Portfolio since its inception.

    . Karin L. Giboney--Principal. Ms. Giboney joined the Adviser in
      1990. She has managed equity and balanced funds for the Adviser since 1991. Ms. Giboney has been involved in the day-to-day manage-ment of the Growth Portfolio and Strategic Balanced Portfolio since their inception.

  SMALL CAP EQUITY MANAGEMENT TEAM

  The Special Equity Portfolio is managed by the Small Cap Equity Management Team of Sirach Capital Management. Members of the team are Harvey G. Bate-man, Stefan W. Cobb and James P. Kieburtz.

    . Harvey G. Bateman, CFA, CIC--Principal. Mr. Bateman joined the Ad-viser in 1988. He has managed equity funds for the Adviser since 1989. Mr. Bateman has been involved in the day-to-day management of the Special Equity Portfolio since its inception.

    . Stefan W. Cobb, CFA, CIC--Principal. Mr. Cobb joined the Adviser in
      1994. Prior to that, he was a Vice President at the investment banking firm of Robertson, Stephens & Company where he was engaged in institutional sales. Mr. Cobb has been involved in the day-to-day management of the Special Equity Portfolio since 1994.

    . James P. Kieburtz--Principal. Mr. Kieburtz joined the Adviser in
      1994. Prior to that, he was a Systems Engineer specializing in Financial Applications at the accounting firm of Hagen, Kurth & Perman. Mr. Kieburtz has been involved in the day-to-day management of the Special Equity Portfolio since 1994.

  FIXED INCOME MANAGEMENT TEAM

  The Bond Portfolio and the fixed income portion of the Strategic Balanced Portfolio are managed by the Fixed Income Management Team of Sirach Capi-tal Management. Members of the team are Craig F. Hintze, John F. Dagres, Stephen J. Romano and Larry J. Katz.

    . Craig F. Hintze, CFA--Principal. Mr. Hintze joined the Adviser in
      1996 when Olympic Capital Management merged with Sirach Capital Management. Prior to the merger he was a Principal at Olympic Capi-tal Management where he had managed fixed income portfolios for in-stitutional clients since 1982. Mr. Hintze has been involved with the day-to-day management of the Strategic Balanced Portfolio since 1996 and the Bond Portfolio since its inception.

    . John F. Dagres--Principal. Mr. Dagres joined the Adviser in 1996 when Olympic Capital Management merged with Sirach Capital Manage-ment. Prior to the merger he was a Principal at Olympic Capital Management where he had managed fixed income portfolios for insti-tutional clients since 1982. Mr. Dagres has been involved with the day-to-day management of the Strategic Balanced Portfolio since 1996 and the Bond Portfolio since its inception.

    . Stephen J. Romano, CFA, CIC--Principal. Mr. Romano joined the Ad-viser in 1991. Prior to that, he was a Senior Investment Officer at Seattle-First National Bank where he managed equity and fixed in-come portfolios for private banking clients. Mr. Romano has managed fixed income funds for the Adviser since 1991. He has been involved with the day-to-day management of the Strategic Balanced Portfolio and Bond Portfolio since their inception.

    . Larry J. Katz, CFA--Principal. Mr. Katz joined the Adviser in 1996.
      Prior to that, he was a Senior Analyst at Frank Russell Company from 1994 through 1996, an independent consultant during 1993 and a Senior Portfolio Manager at Puget Sound Savings Bank from 1984 un-til 1992. Mr. Katz has been involved with the day-to-day management of the Strategic Balanced Portfolio since 1996 and the Bond Portfo-lio since its inception.

  Under Investment Advisory Agreements dated as of September 27, 1989, October 29, 1993, June 26, 1996 and October 23, 1997, the Adviser manages the invest-ment and reinvestment of the assets of the Portfolios. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Fund's Board of Directors.

  As compensation for its services as an Adviser, each Portfolio pays the Ad-viser an annual fee, in monthly installments, calculated by applying the fol-lowing annual percentage rates to each Portfolio's average daily net assets for the month:

   Growth Portfolio....................................................... 0.65%
   Special Equity Portfolio............................................... 0.70%
   Strategic Balanced Portfolio........................................... 0.65%
   Equity Portfolio....................................................... 0.65%
   Bond Portfolio......................................................... 0.35%

  The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses otherwise payable by the Portfolios to reduce expense ratios. As of the date of this Prospectus, the Adviser has agreed to keep the Equity and Bond Portfolio's Institutional Service Class Shares from exceeding 1.15% and 0.75% respectively, of average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio ex-penses that the Adviser may bear on behalf of a Portfolio for a given fiscal year.

                       ADVISER'S HISTORICAL PERFORMANCE

  Set forth below are certain performance data provided by the Adviser relat-ing to the composite of equity accounts of clients of the Adviser. These ac-counts have the same investment objective as the Equity Portfolio, and were managed using substantially similar, though not in all cases identical, in-vestment strategies and techniques as those in use by the Adviser in managing the Equity Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment returns of the Portfolio may differ from those of the separately managed accounts because such separately managed ac-counts may have fees and expenses that differ from those of the Portfolio. Further, the separately managed accounts are not subject to investment limita-tions, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code; such conditions, if applicable, may have lowered the returns for the separately managed accounts. The results pre-sented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an investor might achieve by investing in the Portfolio.

          SIRACH CAPITAL MANAGEMENT, INC.-- EQUITY COMPOSITE RETURNS

      TOTAL ANNUALIZED RETURN FOR VARIOUS PERIODS ENDED DECEMBER 31, 1997
                                  (UNAUDITED)

                                                        INSTITUTIONAL     S&P
                                                       EQUITY ACCOUNTS 500 INDEX
                                                       --------------- ---------
One-year period.......................................      30.29%       33.37%
Five-year period......................................      17.54%       20.25%
Ten-year period.......................................      19.25%       18.04%
Sixteen-year period*..................................      20.72%       17.74%

-----------
* Inception of performance record

1. Equity performance results reflect a blending of 95% of the actual return from the equity only portion of Sirach Capital Management's Equity Compos-ite with 5% of the return of the Salomon Brothers 3-Month Treasury Bill rate. Results are based on the actual performance of an asset weighted com-posite of fully discretionary, non-restricted, unleveraged accounts. The composite totaled $1.381 billion as of 12/31/97.
2. The S&P 500 is an unmanaged index composite of 400 industrial, 40 finan-cial, 40 utilities and 20 transportation stocks, which assumes reinvestment of dividends and is generally considered representative of U.S. large capi-talization stocks.

  Below are certain performance data provided by the Adviser relating to the composite of separately managed fixed income accounts of clients of the Advis-er. These accounts have the same investment objective as the Bond Portfolio, and were managed using substantially similar, though not in all cases identi-cal, investment strategies, techniques and policies as those in use by the Ad-viser in managing the Bond Portfolio. The performance data for the managed ac-counts is net of all fees and expenses. The investment returns of the Portfo-lio may differ from those of the separately managed accounts because such sep-arately managed accounts may have fees and expenses that differ from those of the Portfolio. Further, the separately managed accounts are not subject to in-vestment limitations, diversification requirements, and other restrictions im-posed by the 1940 Act and the Internal Revenue Code; such conditions, if ap-plicable, may have lowered the returns for the separately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an investor might achieve by in-vesting in the Portfolio.

       SIRACH CAPITAL MANAGEMENT, INC.-- FIXED INCOME COMPOSITE RETURNS

                    FOR INDIVIDUAL YEARS ENDED DECEMBER 31
                  (PERCENTAGE RETURNS NET OF MANAGEMENT FEES)

                                          SIRACH CAPITAL    LEHMAN BROTHERS
             CALENDAR YEARS              MANAGEMENT, INC. AGGREGATE BOND INDEX
             --------------              ---------------- --------------------
1980....................................        6.23%              2.70%
1981....................................       13.27%              6.25%
1982....................................       33.31%             32.62%
1983....................................        6.63%              8.35%
1984....................................       14.68%             15.15%
1985....................................       21.21%             22.10%
1986....................................       14.38%             15.26%
1987....................................        3.20%              2.76%
1988....................................        9.80%              7.89%
1989....................................       13.94%             14.53%
1990....................................        7.62%              8.96%
1991....................................       18.54%             16.00%
1992....................................        8.13%              7.40%
1993....................................       11.65%              9.75%
1994....................................      (1.90)%            (2.92)%
1995....................................       18.71%             18.47%
1996....................................        4.81%              3.63%
1997....................................        9.90%              9.65%
6 Months ended 12/31/97.................        6.15%              6.36%
Annualized through 12/31/97.............       11.64%             10.75%
Cumulative through 12/31/97.............      625.36%            528.35%
1-year period ended 12/31/97 (average
 annual)................................        9.90%              9.65%
5-year period ended 12/31/97 (average
 annual)................................        8.41%              7.48%
10-year period ended 12/31/97 (average
 annual)................................        9.96%              9.18%
18-Year Mean (1/1/80-12/31/97)..........       11.90%             11.03%
Value of $1 invested during (1/1/80-
 12/31/97)..............................       $7.25              $6.28

-----------
Notes:

1. The cumulative return means that $1 invested in the account on 1/1/80 had grown to $7.25 by December 31, 1997.
2. The 18-year mean is the arithmetic average of the annual returns for the calendar years listed.
3. The Lehman Brothers Aggregate Bond Index is an unmanaged index which as-sumes reinvestment of dividends and is generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth above.

4. The Adviser's average annual management fee over the period shown (1/1/80-12/31/97) was 0.30% or 30 basis points. During the period shown, fees on the Adviser's individual accounts ranged from 0.20% to 0.30% (20 basis points to 30 basis points). Net returns to investors vary depending on the management fee.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAWSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mu-tual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of each Portfolio:

                                                                           RATE
                                                                           ----
   Strategic Balanced Portfolio........................................... 0.06%
   Growth Portfolio....................................................... 0.04%
   Special Equity Portfolio............................................... 0.04%
   Equity Portfolio....................................................... 0.04%
   Bond Portfolio......................................................... 0.04%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

    0.19 of 1% of the first $200 million of combined UAM Funds net assets;

    0.11 of 1% of the next $800 million of combined UAM Funds net assets;

    0.07 of 1% of combined UAM Funds net assets in excess of $1 billion but less than $3 billion;

    0.05 of 1% of combined UAM Funds net assets in excess of $3 billion.

  Fees are allocated among each Portfolio on the basis of its relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, MA 02110, distributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agree-ment"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement (except as described under "SERVICE AND DISTRIBUTION PLANS" above). The Agreement continues in effect so long as such continuance is approved at least annually by the Fund's Board of Directors, including a majority of those Directors who are not parties to such Agreement or interested persons of any such party. The Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and the printing of its prospectuses, SAIs and reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreement authorizes the Adviser to select the brokers or deal-ers that will execute the purchases and sales of investment securities for each of the Fund's Portfolios. The Agreement directs the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transactions of the Portfolios. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Portfolios. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, provided that such commis-sions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients.

  Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more of these other clients served by the Ad-viser is considering a purchase at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified for-mula for allocating such transactions, such allocations are subject to peri-odic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

  The Fund was organized under the name "ICM Fund, Inc." as a Maryland corpo-ration on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc."

  The Fund's Articles of Incorporation, as amended, permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Di-rectors have the power to designate one or more series or classes of shares of common stock and to classify or reclassify any unissued shares without further action by shareholders. At its discretion, the Board of Directors of the Fund may create additional Portfolios and Classes of shares.

  The shares of each Portfolio and Class of the Fund are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and have no pre-emptive rights. The shares of each Portfolio and Class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

  Both Institutional Class and Institutional Service Class Shares represent interests in the same assets of a Portfolio. Service Class Shares bear certain expenses related to shareholder servicing, may bear expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. The Board of Directors of the Fund has authorized a third class of shares, Advisor Class Shares, which is not currently being offered by these Portfolios. Information about the In-stitutional Class Shares of the Portfolios is available upon request by con-tacting the UAM Funds Service Center.

  As of December 24, 1997, Wilmington Trust Company held of record 100% of the outstanding shares of Sirach Bond Portfolio Institutional Service Class Shares, for which ownership is disclaimed or presumed disclaimed. Fleet Na-tional Bank held 86% of the outstanding shares of the Sirach Special Equity Portfolio Institutional Service Class Shares and 86% of the outstanding shares of the Sirach Strategic Balanced Portfolio Institutional Class Shares, for which ownership is disclaimed or presumed disclaimed. Also, Hartnat & Company held 30% of the outstanding shares of the Sirach Growth Portfolio Institu-tional Service Class Shares, for which ownership is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters, to the extent required by the undertaking.

CUSTODIAN

  The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS

  Price Waterhouse LLP serves as the independent accountants for the Fund.

REPORTS

  Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be made by contacting the UAM Funds Service Center.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAW-FULLY BE MADE.

UAM FUNDS--INSTITUTIONAL SERVICE CLASS SHARES

 BHM&S Total Return Bond Portfolio
 DSI Disciplined Value Portfolio
 FMA Small Company Portfolio
 FPA Crescent Fund
 MJI International Equity Portfolio
 NWQ Balanced Portfolio

 NWQ Small Cap Value Portfolio
 NWQ Special Equity Portfolio

 NWQ Value Equity Portfolio
 Sirach Equity Portfolio
 Sirach Growth Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio
 Sirach Bond Portfolio
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Small Cap Value Portfolio
 TJ Core Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-27198
  1-800-638-7983

  Investment Adviser
  Sirach Capital Management, Inc.
  3323 One Union Square

  Seattle, WA 98101
  (206) 624-3800

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110



  PROSPECTUS

  January 22, 1998

  UAM Funds

  Sterling Partners'
  Portfolios

  Institutional
  Class Shares


             P R O S P E C T U S



                    January 22, 1998

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objectives......................................................   8
Investment Policies........................................................   8
Other Investment Policies..................................................  11
Investment Limitations.....................................................  16
Purchase of Shares.........................................................  16
Redemption of Shares.......................................................  20
Shareholder Services.......................................................  23
Valuation of Shares........................................................  24
Performance Calculations...................................................  25
Dividends, Capital Gains Distributions and Taxes...........................  26
Investment Adviser.........................................................  27
Adviser's Historical Performance...........................................  28
Administrative Services....................................................  29
Distributor................................................................  30
Portfolio Transactions.....................................................  30
General Information........................................................  31
UAM Funds -- Institutional Class Shares....................................  33

UAM FUNDS                            STERLING PARTNERS' PORTFOLIOS

                                     INSTITUTIONAL CLASS SHARES
-------------------------------------------------------------------------------

                      PROSPECTUS -- JANUARY 22, 1998

  UAM Funds, Inc. (the "Fund") is an open-end, management investment company known as a "mutual fund." The Fund consists of multiple series of shares (known as "Portfolios"), each of which has different investment objectives and policies. Certain Portfolios currently offer two separate classes of shares:
Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). The securities offered in this Prospectus are Institutional Class Shares of three diversified, no-load Portfolios of the Fund managed by Sterling Capital Management Company.

  STERLING PARTNERS' BALANCED PORTFOLIO. The objective of the Sterling Part-ners' Balanced Portfolio ("Balanced Portfolio") is to provide maximum long-term total return consistent with reasonable risk to principal, by investing in a balanced portfolio of common stocks and fixed income securities.

  STERLING PARTNERS' EQUITY PORTFOLIO. The objective of the Sterling Partners' Equity Portfolio ("Equity Portfolio") is to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in common stocks.

  STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO. The objective of the Sterling Partners' Small Cap Value Portfolio ("Small Cap Value Portfolio") is to pro-vide maximum long-term total return consistent with reasonable risk to princi-pal, by investing primarily in equity securities of smaller companies, in terms of market capitalization.

  There can be no assurance that any of the Portfolios will meet its stated objective.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 22, 1998 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at 1-800-638-7983.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table illustrates expenses and fees an Institutional Class shareholder of the Portfolios will incur. The Fund does not charge Shareholder transaction fees. However, transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (see "PUR-CHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

                                                                   SMALL CAP
                                       BALANCED       EQUITY         VALUE
                                       PORTFOLIO     PORTFOLIO     PORTFOLIO
                                     INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL
                                         CLASS         CLASS         CLASS
                                        SHARES        SHARES        SHARES
                                     ------------- ------------- -------------
Sales Load Imposed on Purchases.....     NONE          NONE          NONE
Sales Load Imposed on Reinvested
 Dividends..........................     NONE          NONE          NONE
Deferred Sales Load.................     NONE          NONE          NONE
Redemption Fees.....................     NONE          NONE          NONE
Exchange Fee........................     NONE          NONE          NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                   SMALL CAP
                                       BALANCED       EQUITY         VALUE
                                       PORTFOLIO     PORTFOLIO     PORTFOLIO
                                     INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL
                                         CLASS         CLASS         CLASS
                                        SHARES        SHARES        SHARES
                                     ------------- ------------- -------------
Investment Advisory Fees (After Fee
 Waivers)...........................     0.75%         0.59%         0.15%
12b-1 Fees..........................     NONE          NONE          NONE
Other Expenses......................     0.15%         0.17%         0.71%
  Administrative Fees...............     0.17%         0.23%         0.39%
                                         ----          ----          ----
Total Operating Expenses (After Fee
 Waivers)...........................     1.07%+        0.99%*+       1.25%*+
                                         ====          ====          ====

-----------

* Without the Adviser's fee waiver, Investment Advisory Fees would have been 0.75% for the Equity Portfolio's Institutional Class Shares and 1.00% for the Small Cap Value Portfolio's Institutional Class Shares. Total Operating Expenses of the Equity and Small Cap Value Portfolios Institutional Class Shares for the fiscal year ended October 31, 1997 would have been 1.15% and 2.10%, respectively.

+ The Total Operating Expenses includes the effect of expense offsets. If ex-pense offsets were excluded, Total Operating Expenses of the Balanced, Small Cap Value and Equity Portfolios Institutional Class Shares would not differ.

  The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses otherwise payable by the Portfolios (if necessary) in order to keep the expense ratios of (i) the Balanced Portfolio Institutional Class Shares from exceeding 1.11% of its average daily net assets; (ii) the Equity Portfolio In-stitutional Class Shares from exceeding 0.99% of its average daily net assets; and (iii) the Small Cap Value Portfolio Institutional Class Shares from ex-ceeding 1.25% of its average daily assets. The Fund will not reimburse the Ad-viser for any advisory fees that are waived or Portfolio expenses that the Ad-viser may bear on behalf of a Portfolio for a given fiscal year.

  The table above shows various fees and expenses an investor in the Institu-tional Class Shares of the Portfolios would bear directly or indirectly. The expenses and fees listed are based on the operations of the Balanced, Equity and Small Cap Value Portfolios' Institutional Class Shares during the fiscal year ended October 31, 1997.

EXAMPLE

  The following example shows the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Portfolios charge no redemption fees of any kind.

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
Balanced Portfolio Institutional Class
 Shares.......................................  $11     $34     $59     $131
Equity Portfolio Institutional Class Shares...  $10     $32     $55     $121
Small Cap Value Portfolio Institutional Class
 Shares.......................................  $13     $40     $69     $151

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER

  Sterling Capital Management Inc. (the "Adviser"), an investment counseling firm founded in 1970, is the investment adviser to the Fund's Sterling Part-ners' Portfolios. The Adviser currently manages over $2.5 billion in assets for institutional clients and high net worth individuals. (See "INVESTMENT AD-VISER.")

PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"). The shares are available to investors at net asset value without a sales commission. Shares can be purchased by sending investments di-rectly to the Fund. The minimum initial investment for the Institutional Class Shares is $2,500. The minimum for subsequent investments is $100. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions to the initial or minimum investment amounts may be permitted by the officers of the Fund. (See "PUR-CHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. Each Portfolio will distribute any real-ized net capital gains annually. Distributions will automatically be rein-vested in Portfolio shares unless an investor elects to receive cash distribu-tions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES

  Shares of each Portfolio may be redeemed without cost at any time, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. Shares of each Portfolio may be exchanged for shares of the same class of any other portfolio of the UAM Funds. (See "REDEMPTION OF SHARES" and "EX-CHANGE PRIVILEGE.")

ADMINISTRATIVE SERVICES
  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministration, fund accounting, dividend disbursing and transfer agent services for the Fund. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolios' shares can be expected to fluctuate in response to changes in market and economic conditions as well as the financial condi-tions and prospects of the issuers in which the Portfolios invest. Prospective investors should consider the following: (1) The fixed income securities held by the Balanced Portfolio will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by each Portfolio. The value of the securities held by the Portfolio can be expected to vary inversely with changes in prevailing interest rates; i.e., as interest rates decline, market value tends to increase and vice versa; (2) The common stock of companies having small market capitalizations held by the Portfolios, may exhibit greater volatility than common stock of companies hav-ing larger capitalizations; (3) Each Portfolio may invest a portion of its as-sets in derivatives, including futures contracts and options (See "FUTURES CONTRACTS AND OPTIONS"); and (4) Each Portfolio may use various investment practices involving special considerations, including investing in repurchase agreements, when issued, forward delivery and delayed settlement securities. (See "OTHER INVESTMENT POLICIES.")

                         STERLING INSTITUTIONAL CLASS
                             FINANCIAL HIGHLIGHTS
                          INSTITUTIONAL CLASS SHARES

  The following tables show selected per share information for a share out-standing throughout each period presented for the Balanced, Equity and Small Cap Value Portfolios' Institutional Class Shares. These tables are part of the Portfolios' Financial Statements, which are in the Portfolios' October 31, 1997 Annual Report to Shareholders. The Financial Statements are incorporated into the Portfolios' SAI. The Portfolios' October 31, 1997 Financial State-ments have been examined by Price Waterhouse LLP. Their unqualified opinion on the October 31, 1997 Financial Statements is also incorporated into the Port-folios' SAI. Please read the following information in conjunction with the Portfolios' 1997 Annual Report to Shareholders.

                     STERLING PARTNERS' BALANCED PORTFOLIO

                                       YEARS ENDED OCTOBER 31,
                           --------------------------------------------------------
                                                                                     MARCH 15,**
                                                                                       1991 TO
                                                                                     OCTOBER 31,
                             1997        1996     1995     1994     1993     1992       1991
                           --------     -------  -------  -------  -------  -------  -----------
 NET ASSET VALUE,
  BEGINNING OF PERIOD....  $  12.55     $ 11.86  $ 11.13  $ 11.51  $ 10.71  $ 10.26    $ 10.00
                           --------     -------  -------  -------  -------  -------    -------
 INCOME FROM INVESTMENT
  OPERATIONS
 Net Investment Income...      0.32        0.34     0.46     0.32     0.34     0.37       0.22+
 Net Realized and
  Unrealized Gain (Loss)
  on Investments.........      2.32        1.38     1.04    (0.25)    0.94     0.50       0.23
                           --------     -------  -------  -------  -------  -------    -------
  Total From Investment
   Operations............      2.64        1.72     1.50     0.07     1.28     0.87       0.45
                           --------     -------  -------  -------  -------  -------    -------
 Distributions
 Net Investment Income...     (0.31)      (0.36)   (0.45)   (0.32)   (0.32)   (0.37)     (0.19)
 Net Realized Gain.......     (0.97)      (0.67)   (0.32)   (0.13)   (0.16)   (0.05)     (0.00)
                           --------     -------  -------  -------  -------  -------    -------
  Total Distributions....     (1.28)      (1.03)   (0.77)   (0.45)   (0.48)   (0.42)     (0.19)
                           --------     -------  -------  -------  -------  -------    -------
 NET ASSET VALUE, END OF
  PERIOD.................  $  13.91     $ 12.55  $ 11.86  $ 11.13  $ 11.51  $ 10.71    $ 10.26
                           ========     =======  =======  =======  =======  =======    =======
 TOTAL RETURN............     22.58%      15.52%   14.23%    0.66%   12.23%    8.65%      4.54%++
                           ========     =======  =======  =======  =======  =======    =======
 RATIOS AND SUPPLEMENTAL
  DATA
 NET ASSETS, END OF
  PERIOD (THOUSANDS).....  $ 78,283     $58,691  $64,933  $64,673  $47,016  $39,129    $19,501
 Ratio of Expenses to
  Average Net Assets.....      1.07%       1.03%    0.96%    1.01%    0.99%    1.09%      1.11%*+
 Ratio of Net Investment
  Income to Average Net
  Assets.................      2.47%       2.77%    3.96%    3.05%    3.08%    3.52%      3.85%*+
 Portfolio Turnover
  Rate...................       133%***      84%     130%      70%      49%      80%        40%
 Average Commission Rate
  #......................  $ 0.0658     $0.0684      N/A      N/A      N/A      N/A        N/A
 Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets................      1.07%       1.02%    0.96%     N/A      N/A      N/A        N/A

-----------
 *   Annualized

 **  Commencement of operations

*** The turnover rate is higher than normally anticipated due to increased shareholder activity within the Portfolio.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission per share it paid for trades on which commissions were charged.

+ Net of voluntarily waived fees and expenses assumed by the Adviser for the period ended October 31, 1991 of $0.03 per share.

++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.

                      STERLING PARTNERS' EQUITY PORTFOLIO

                                        YEARS ENDED OCTOBER 31,
                            ----------------------------------------------------
                                                                                     MAY 15,**
                                                                                      1991 TO
                              1997     1996     1995     1994     1993     1992   OCTOBER 31, 1991
                            --------  -------  -------  -------  -------  ------  ----------------
 NET ASSET VALUE,
  BEGINNING OF PERIOD.....  $  15.72  $ 13.69  $ 12.54  $ 12.39  $ 11.01  $10.29       $10.00
                            --------  -------  -------  -------  -------  ------       ------
 INCOME FROM INVESTMENT
  OPERATIONS
 Net Investment Income....      0.15     0.15     0.21     0.16     0.15    0.17         0.06
 Net Realized and
  Unrealized Gain on
  Investments.............      4.55     3.01     1.73     0.27     1.53    0.75         0.29
                            --------  -------  -------  -------  -------  ------       ------
  Total from Investment
   Operations.............      4.70     3.16     1.94     0.43     1.68    0.92         0.35
                            --------  -------  -------  -------  -------  ------       ------
 DISTRIBUTIONS
 Net Investment Income....     (0.16)   (0.16)   (0.20)   (0.15)   (0.16)  (0.16)       (0.06)
 Net Realized Gain........     (1.56)   (0.97)   (0.59)   (0.13)   (0.14)  (0.04)         --
                            --------  -------  -------  -------  -------  ------       ------
  Total Distributions.....     (1.72)   (1.13)   (0.79)   (0.28)   (0.30)  (0.20)       (0.06)
                            --------  -------  -------  -------  -------  ------       ------
 NET ASSET VALUE, END OF
  PERIOD..................  $  18.70  $ 15.72  $ 13.69  $ 12.54  $ 12.39  $11.01       $10.29
                            ========  =======  =======  =======  =======  ======       ======
 TOTAL RETURN+............     32.46%   24.76%   16.61%    3.50%   15.46%   9.01%        3.51%***
                            ========  =======  =======  =======  =======  ======       ======
 RATIOS AND SUPPLEMENTAL
  DATA
 NET ASSETS, END OF PERIOD
  (THOUSANDS).............  $ 49,886  $32,943  $31,969  $23,352  $15,982  $9,725       $2,515
 Ratio of Expenses to
  Average Net Assets......      0.99%    0.99%    1.00%    0.99%    0.93%   1.04%        1.11%*
 Ratio of Net Investment
  Income to Average Net
  Assets..................      0.86%    1.01%    1.64%    1.34%    1.30%   1.73%        1.43%*
 Portfolio Turnover Rate..        57%      78%     135%      73%      55%     84%          24%
 Average Commission
  Rate#...................  $ 0.0661  $0.0687      N/A      N/A      N/A     N/A          N/A
 Voluntary Waived Fees and
  Expenses Assumed by the
  Adviser Per Share.......    $ 0.03    $0.03    $0.04    $0.06    $0.09     N/A          N/A
 Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets.................      0.99%    0.99%    0.99%     N/A      N/A     N/A          N/A

-----------
 *   Annualized

 **  Commencement of operations

***  Not annualized
  + Total return would have been lower if certain fees and expenses had not been waived or assumed by the Adviser during the periods indicated.
  # For the fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

               STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO

                                                             JANUARY 2, 1997***
                                                                     TO
                                                              OCTOBER 31, 1997
                                                             ------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......................       $ 10.00
                                                                  -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income....................................          0.01
  Net Realized and Unrealized Gain.........................          3.72
                                                                  -------
    Total From Investment Operations.......................          3.73
                                                                  -------
DISTRIBUTIONS
  Net Investment Income....................................         (0.01)
                                                                  -------
    Total Distributions....................................         (0.01)
                                                                  -------
NET ASSET VALUE, END OF PERIOD.............................       $ 13.72
                                                                  =======
TOTAL RETURN+..............................................         37.34%**
                                                                  =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)......................       $19,888
Ratio of Expenses to Average Net Assets....................          1.25%*
Ratio of Net Investment Income to Average Net Assets.......          0.06%*
Portfolio Turnover Rate....................................            50%
Average Commission Rate....................................       $0.0619
Voluntarily Waived Fees and Expenses Assumed by the Adviser
  Per Share................................................       $  0.13
Ratio of Expenses to Average Net Assets Including Expense
  Offsets..................................................          1.25%

-----------

  * Annualized

 ** Not annualized

***Commencement of operations

  + Total return would have been lower had certain fees not been waived and assumed by the Adviser during the period.

                             INVESTMENT OBJECTIVES

  STERLING PARTNERS' BALANCED PORTFOLIO. The objective of the Balanced Portfo-lio is to provide maximum long-term return consistent with reasonable risk to principal, by investing in a balanced portfolio of common stocks and fixed in-come securities. A typical asset mix for the Portfolio is expected to be 60% in equities and 40% in fixed income securities and cash. The total return on the Portfolio will consist of both capital appreciation and income, with the relative proportions depending upon the underlying asset mix as well as spe-cific security holdings.

  STERLING PARTNERS' EQUITY PORTFOLIO. The objective of the Equity Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in common stocks. The Portfolio may also invest in other equity-related securities such as preferred stocks, convert-ible preferred stocks, convertible bonds, options, futures, rights and war-rants.

  STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO. The objective of the Small Cap Value Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal by investing primarily in equity securities of smaller companies, in terms of market capitalization. The equity securities in which the Portfolio may invest consist of common stocks (both domestic and in-ternational) preferred stocks, convertible bonds, distressed bonds with a high likelihood of future equity conversion, options, futures, rights and warrants.

                              INVESTMENT POLICIES

  STERLING PARTNERS' BALANCED PORTFOLIO. The Balanced Portfolio incorporates within a single investment vehicle the two investment disciplines employed by the Adviser. The first discipline provides for stock selection; and the second chooses among fixed income securities, including coupon bonds, zero coupon bonds and cash equivalents. A targeted asset mix for the Portfolio is expected to be 60% in equities and 40% in fixed income securities and cash. However, at least 25% of the Portfolio's total assets will always be invested in fixed in-come senior securities, including debt securities and preferred stocks.

  Individual equity securities are selected using approaches identical to those described below for the Equity Portfolio. Simply stated, the Adviser's stock selection is designed to identify equities priced at a discount from the estimated value of their underlying businesses.

  The universe of stocks the Adviser chooses from is focused on larger capi-talization issues. While the Portfolio may invest in small capitalization com-panies, the majority of stocks in the Portfolio will have a market capitaliza-tion in excess of $500 million at the time of purchase.

  The fixed income portion of the Portfolio will be invested primarily in in-vestment grade securities of varying maturities. These include securities of the U.S. Government and its agencies, corporate bonds, mortgage-backed securi-ties, asset-backed securities, and various short-term instruments such as com-mercial paper, U.S. Treasury bills, and certificates of deposit.

  Within the Portfolio, fixed income investments are regarded as opportunities for capital appreciation, as a source of liquidity and as a means to reduce overall portfolio volatility. The management of the fixed income segment con-sists of three important steps. First, the Adviser uses proprietary analytical tools to manage the interest rate risk of the Portfolio. After arriving at an appropriate average maturity for the Portfolio, the Adviser uses a "top down" approach to select the most attractively valued sectors for the fixed income investments. Finally, the Adviser analyzes the spectrum of the yield curve to identify the most desirable maturities at which to invest the Portfolio. The Adviser's fixed income strategy emphasizes quality and capital preservation.

  With respect to the Balanced Portfolio, the Adviser reserves the right to retain securities which are downgraded below "A" by Moody's Investor's Serv-ice, Inc. ("Moody's") or by Standard & Poor's Rating Services ("S&P") in the case of corporate debt securities and "A-1" by S&P or "Prime-1" by Moody's in the case of commercial paper, if in the Adviser's judgment, considering market conditions, the retention of such securities is warranted.

  STERLING PARTNERS' EQUITY PORTFOLIO. The Equity Portfolio seeks to achieve its objective by investing under normal circumstances, at least 65% of its to-tal assets in common stocks. The Portfolio may also invest in other equity-re-lated securities such as preferred stocks, convertible preferred stocks, con-vertible bonds, options, futures, rights, and warrants. However, at all times, the Portfolio's primary interest will be direct ownership of common equity stocks. It is anticipated that cash reserves will represent a relatively small percentage of the Portfolio's assets (generally less than 10%).

  The Adviser's stock selection process focuses on identifying securities which are priced below the estimated value of the underlying business. As such, the Adviser approaches each investment as a businessman would approach a private transaction. All factors relevant to the worth of an ongoing business are examined using traditional fundamental securities analysis. Such factors include balance sheet quality, normalized earnings power, industry stability, capital intensity, reinvestment opportunities, and management talent. This "businessman's approach" is designed to result in a high quality portfolio.

  The Adviser's sell discipline is as important as its buy discipline. For ev-ery stock it buys, it defines in writing the thesis for owning it. Each thesis rests on the fundamental factors noted above. Any stock that underperforms its sector is re-viewed against a pre-written outline, and those which fail to demonstrate fun-damental progress in keeping with the original thesis are sold.

  The universe of stocks the Adviser chooses from is focused on larger capi-talization issues. While the Portfolio may invest in small capitalization com-panies, the majority of stocks will have a market capitalization in excess of $1 billion at the time of purchase.

  Another important aspect of the Adviser's approach is an emphasis on diver-sification across a wide range of industries. It divides the S&P 500 into in-dustry groupings, and uses the groupings as a comparison yardstick for the Portfolio. The Adviser's policies seek to ensure a healthy representation within each sector. The result is that volatility may be controlled within an acceptable range.

  The Adviser anticipates that the majority of the investments will be in United States based companies. However, from time to time, shares of foreign based companies may also be purchased. The most common vehicle for such pur-chases will be American Depository Receipts ("ADRs"), which are U.S. domestic securities representing ownership rights in foreign companies. Under normal circumstances, investments in foreign based companies will not comprise more than 20% of the Portfolio assets. Most ADRs are traded on a U.S. stock ex-change. Issuers of unsponsored ADRs are not continually obligated to disclose material information in the U.S. and therefore, there may not be a correlation between such information and the market value of the unsponsored ADR.

  STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO. The Sterling Partners' Small Cap Value Portfolio seeks to achieve its objective by investing under normal circumstances, at least 65% of its total assets in equity securities of small companies, which consist of market capitalizations of $1 billion or less. The Portfolio may invest in both domestic and international common stocks, pre-ferred stocks, convertible preferred stocks, convertible bonds, distressed bonds with a high likelihood of future equity conversion, options, futures, rights and warrants. It is anticipated that cash reserves will represent a relatively small percentage of the Portfolio's assets (generally less than 10%).

  Small capitalization stocks have historically been more volatile in price than the larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and small company stocks also may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large com-pany stocks rise, or rise in price as large company stocks decline. Small cap-italization stocks may have many of the characteristics of securities of new or unseasoned companies.

  The Adviser anticipates that the majority of the investments will be in United States based companies. However, from time to time, shares of foreign based companies may also be purchased. The most common vehicle for such pur-chases will be American Depositary Receipts ("ADRs"), which are U.S. domestic securities representing ownership rights in foreign companies. Under normal circumstances, investments in foreign based companies will not comprise more than 20% of the Portfolio's assets.

  The Adviser's stock selection process focuses on identifying securities which are priced below the estimated value of the underlying business. As such, the Adviser approaches each investment as a businessman would approach a private transaction. All factors relevant to the worth of an ongoing business are examined using traditional fundamental securities analysis. Such factors include balance sheet quality, normalized earnings power, industry stability, capital intensity, reinvestment opportunities, and management talent. This "businessman's approach" is designed to result in a high quality portfolio.

  The Adviser's sell discipline is as important as its buy discipline. For ev-ery stock it buys, it defines in writing the thesis for owning it. Each thesis rests on the fundamental factors noted above. Any stock that underperforms is reviewed against a pre-written outline, and those which fail to demonstrate fundamental progress in keeping with the original thesis are sold.

  The Portfolio will invest primarily in equity securities having a market capitalization of $1 billion or less at the time of purchase.



                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolios may invest a por-tion of their assets in domestic and foreign money market instruments includ-ing certificates of deposit, bankers' acceptances, time deposits, U.S. Govern-ment obligations, U.S. Government agency securities, short-term corporate debt securities, and commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or if unrated, determined by the Adviser to be of comparable quali-ty.

  Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio. Each Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of

U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and
(iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by each Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, it is expected that a Portfo-lio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the UAM Funds' DSI Money Market Portfolio (See "INVESTMENT COMPANIES").

REPURCHASE AGREEMENTS

  Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause a Port-folio to experience a loss or delay in the liquidation of the collateral se-curing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent se-curity selection criteria and careful monitoring procedures. The Fund has re-ceived permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint ba-sis. By entering into joint repurchase agreements, a Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agree-ments. Each Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT TERM INVESTMENTS.")

AMERICAN DEPOSITARY RECEIPTS

  ADRs are depositary receipts typically used by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corpora-tion. Generally, ADR's in registered form are designed for use in the U.S. se-curities market and ADRs in bearer form are designed for use in securities markets outside the United States. ADRs may not necessarily be denominated in the same currency as the underlying securities into which they may be convert-ed. ADRs may be issued pursuant to sponsored or unsponsored programs. In spon-sored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Ac-cordingly, there may be less information available regarding issuers of secu-rities underlying unsponsored programs and there may not be a correlation be-tween such information and the market value of the depositary receipts. ADRs also involve the risks of other investments in foreign securities, as dis-cussed in the Prospectus. For purposes of the Equity Portfolio's investment policies, the Portfolio's investments in depositary receipts will be deemed to be investments in the underlying securities.

LENDING OF SECURITIES

  Each Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. A Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Directors. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Directors. The Portfolios will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  Each Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward de-livery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will oc-cur sometime in the future. No payment or delivery is made by a Portfolio un-til it receives payment or delivery from the other party to any of the above transactions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. Each Portfo-lio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  Each Portfolio may engage in these types of purchases in order to buy secu-rities that fit with its investment objectives at attractive prices--not to increase its investment leverage.

PORTFOLIO TURNOVER


  In addition to Portfolio trading costs, higher rates (100% or more) of port-folio turnover may result in the realization of capital gains. (See "'DIVI-DENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for information on taxation.) The Portfolios will not normally engage in short-term trading, but each re-serves the right to do so. The tables set forth in "Financial Highlights" present the Portfolios' historical turnover rates.

INVESTMENT COMPANIES
  Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon a Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders.

FUTURES CONTRACTS AND OPTIONS

  In order to remain fully invested and to reduce transaction costs, the Bal-anced Portfolio may invest in stock and bond futures, interest rate futures contracts and options; and the Equity and the Small Cap Value Portfolios may invest in stock futures and options. Because transaction costs associated with futures and options may be lower than the costs of investing in stocks and bonds directly, the use of index futures and options to facilitate cash flows may reduce a Portfolio's overall transaction costs. Each Portfolio may enter into futures contracts provided that not more than 5% of the Portfolio's as-sets are required as a margin deposit to secure obligations under such con-tracts. A Portfolio will engage in futures and options transactions for hedg-ing purposes only and not for speculative purposes.

  Futures and options can be volatile and involve various degrees and types of risk. If the Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with its investments, use of futures and options contracts could result in a loss. The Portfolio could also suffer losses if it is unable to liquidate its position due to an illiquid secondary market. In the opinion of the Directors of the Fund, the risk that the Portfo-lio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions traded on national exchanges and for which there appears to be a liquid sec-ondary market.

RESTRICTED SECURITIES
  Each Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Directors, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Portfolio's investment limitations. A Portfolio will invest no more than 10% of its net assets in illiquid securities. The prices realized from the sales of these securities could be less than those originally paid by the Portfolio or less than what would be considered the fair value of such securities.

  Except as specified above and as described under "INVESTMENT LIMITATIONS," the foregoing investment policies are not fundamental and the Directors may change such policies without an affirmative vote of a majority of the out-standing voting securities of a Portfolio, as defined in the Investment Com-pany Act of 1940 ("1940 Act").

                            INVESTMENT LIMITATIONS

  A Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the government of the U.S. or any agency or instrumentality thereof);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies when the Portfolio adopts a temporary defensive position;

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost (33 1/3% for the Small Cap Value Portfolio), and a Portfolio may not pur-chase additional securities when borrowings exceed 5% of total gross assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value (33 1/3% for the Small Cap Value Portfolio).

  The investment limitations described here and in the SAI are fundamental policies and may be changed only with the approval of the holders of a major-ity of the outstanding shares of each Portfolio of the Fund. If a percentage limitation on investment or utilization of assets as set forth above is ad-hered to at the time an investment is made, a later change in percentage re-sulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor") without a sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the Fund or the designated Service Agent. (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA ac-counts is $250. Certain exceptions may be permitted by the officers of the Fund.

  Shares of the Portfolios may be purchased by customers of brokers-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, which would not be imposed if shares of the Portfolio were pur-chased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not available to a share-holder dealing directly with the Fund. A salesperson and any other person en-titled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents, or if applicable, their designees, that have entered into agreements with the Fund or its agent may enter confirmed purchase or redemp-tion orders on behalf of clients and customers, with payment to follow no later than the Portfolio's pricing on the following business day. If payment is not received by the Fund's Sub-Transfer Agent, Chase Global Funds Services Company by such time, the Service Agent could be held liable for resulting fees or losses. A Portfolio may be deemed to have received a purchase or re-demption order when a Service Agent, or, if applicable, its authorized desig-nee, accepts the order. Orders received by the Fund in proper form will be priced at the Portfolio's net asset value next computed after they are ac-cepted by the Service Agent or its authorized designee. Service Agents are re-sponsible to their customers and the Fund for timely transmission of all sub-scription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

  BY MAIL
  . Complete and sign an Application and mail it together with a check made payable to UAM Funds to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment. The Fund will not accept third-party checks to purchase shares of a Portfolio. If you purchase shares by check, please be sure that your check is made payable to the "UAM Funds."

  BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. The call must be received prior to the close of regu-lar trading on the NYSE (generally 4:00 p.m. Eastern Time) to receive that day's price. An account number and wire control number will then be provided to you in addition to wiring instructions. Next,

  . instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                  UAM Funds
                             DDA Acct. #9102772952
                           Ref: Portfolio Name
                                                --------------------
                       (Your Account Registration)
                                                  --------------------
                          (Your Account Number)
                                                --------------------
                          (Wire Control Number)
                                                --------------------

                (assigned by the UAM Funds Service Center)

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

  . To be sure that a bank wire order is received on the same day it is sent, an investor's bank should wire funds as early in the day as possi-ble. The bank sending funds may charge for this service. The Fund's agent reserves the right to charge investors for receipt of wired funds, but no charge is currently imposed by this service. It is necessary to obtain a new wire control number every time money is wired into an account in a Portfolio. Wire control numbers are effective for one transaction only and cannot be used more than once. Wired money that is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

ADDITIONAL INVESTMENTS
  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check made payable to "UAM Funds" to the above address or by wiring money to the Cus-todian Bank using the instructions outlined above. When making additional in-vestments, be sure that the account number, account name and the Portfolio to be purchased are identified on the check or wire. Prior to wiring additional investments, notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when possible, the "In-vest by Mail" stub which accompanies any Fund confirmation statement.



PURCHASE BY ACH

  If you have made this election, shares of the Portfolio may be purchased via Automated Clearing House ("ACH"). Investors purchasing via ACH should complete the appropriate sections of the Account Application and attach a voided check or deposit slip to the Account Application. This option must be established on your account at least 15 days prior to your initiating an ACH transaction. (See "SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN.")

OTHER PURCHASE INFORMATION

  Investments received by the close of regular trading on the NYSE (generally 4 p.m. Eastern Time) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole discretion, to suspend the offering of shares of each Portfolio or to reject purchase orders when, in the judgment of manage-ment, such suspension or rejection is in the best interests of the Fund. The Portfolios are intended to be long-term investment vehicles and are not de-signed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Portfolios' performance and their shareholders. Accordingly, if the Fund's man-agement determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any purchase request, with respect to such investor's account. Such investors also may be barred from purchasing other Portfolios of the

Fund. Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as de-scribed in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the time of the next determination of net asset value after acceptance. Shares issued by a Portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

  . at the time of exchange, such securities are eligible to be included in the Portfolio (current market quotations must be readily available for such securities);

  . the investor represents and agrees that all securities offered to be ex-changed are liquid securities and not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or other-wise; and

  . the value of any such securities (except U.S. Government securities) be-ing exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio im-mediately after the transaction.

  Investors who are subject to federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of secu-rities exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of each Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:
  . share certificates, if issued;

  . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

  . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

  . any other necessary legal documents, if required, in the case of es-tates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

  . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Applica-tion; and

  . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

  . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed); and

  . redemption of certificated shares by telephone.

  The Fund and the Fund's Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

  . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

  . redemptions where the proceeds are to be sent to someplace other than the registered address; or

  . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION

  The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the UAM Funds Service Center of a redemption request in proper form. Although the Fund will redeem shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a pe-riod of up to fifteen days after their purchase, pending determination that the check has cleared. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds. The Fund may suspend the right of redemption or post-pone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  If the Board of Directors determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemp-tions.

  The Portfolios reserve the right to liquidate any account that is below fifty percent of the required minimum initial investment amount for a Portfo-lio as set forth in the Prospectus, where the reduction in value has occurred due to a redemption or exchange out of the account. If at any time your total investment does not have a value of at least fifty percent of the required minimum initial investment amount, you may be notified that the value of your account is below the Portfolio's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the ac-count is liquidated. Retirement accounts and certain other accounts will not be subject to automatic liquidation.

Reductions in value that result solely from market activity will not trigger an involuntary redemption.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of each Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio. (See the list of Portfo-lios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives and policies of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading of the NYSE (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the NYSE will be processed on the next business day. The Fund may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request. If the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any exchange request, with respect to such investor's account. Such investors also may be barred from exchanging into other Portfolios of the Fund. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES--BY TELEPHONE." An ex-change into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes.

AUTOMATIC INVESTMENT PLAN

  An Automatic Investment Plan permits shareholders of a Portfolio with a min-imum value of $2,500 or more to purchase shares automatically (minimum of $100 per transaction) at regular intervals selected by the shareholder. Provided the shareholder's bank or other financial institution allows automatic with-drawals, shares are purchased by transferring funds via the Automated Clearing House ("ACH"). Investments made through ACH will be automatically transferred from a shareholder's checking, bank money market or NOW account designated by the shareholder. Such withdrawals are made electronically, if the sharehold-er's bank or financial institution so permits, or by pre-authorized checks or drafts drawn on the shareholder's bank or other account. The bank or financial insti-tution must be a member of ACH. At the shareholder's option, the account des-ignated will be debited in the specified amount, and shares will be purchased monthly or quarterly.

  To establish an Automatic Investment Plan, a shareholder must complete the appropriate sections of the Account Application and mail it to Chase Global Funds Services Company. A shareholder may cancel his/her participation or change the amount of purchase at any time by mailing written notification to Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798 and notification generally will be effective three business days following re-ceipt. The Fund may modify or terminate this privilege at any time, or may charge a service fee, although no such fee currently is contemplated.

SYSTEMATIC WITHDRAWAL PLAN

  Any shareholder whose account balance totals at least $10,000 may establish a Systematic Withdrawal Plan under which an amount pre-determined by the shareholder (but at least $100) is automatically redeemed from the sharehold-er's account either monthly or quarterly. A shareholder may participate in the Systematic Withdrawal Plan by using ACH. Redemptions made through ACH will be automati-cally transferred to the shareholder's bank or other similar financial insti-tution account or a properly designated third party. The bank or financial in-stitution must be a member of ACH. Redemptions ordinarily are made on the third business day of the month and payments ordinarily will be transmitted within five business days after the redemption date. Because the prices of Fund shares fluctuate, the number of shares redeemed to finance systematic withdrawal payments of a given amount will vary from payment to payment. If a shareholder owns shares in more than one Portfolio, the shareholder must des-ignate the Portfolio from which the redemptions under a Systematic Withdrawal Plan should be made. A Systematic Withdrawal Plan may be terminated or sus-pended at any time by the Fund. A shareholder may elect at any time, in writ-ing, to terminate participation in the Systematic Withdrawal Plan. Such writ-ten election must be sent to and received by the Fund before a termination be-comes effective. There is currently no charge to the shareholder for a System-atic Withdrawal Plan.

                              VALUATION OF SHARES

  The net asset value of each class of a Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class, less any lia-bilities attributable to the class, by the number of shares outstanding at-tributable to the class. The net asset value per share of each class of a Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the cur-rent bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

  Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolios measure performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Yield and total return are calcu-lated separately for each class of a Portfolio.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by a Portfolio with respect to Institutional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service and distribution fees relating to Service Class Shares will be borne exclusively by that class.

  The Portfolios' performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolios' SAI. This information may also be included in sales literature and advertising.

  The Portfolios' Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. To receive an Annual Report, contact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, each Portfolio will normally distribute them annually. All dividends and capital gains distributions will be automatically reinvested in additional shares of each Portfolio unless the Fund is notified in writing that the shareholder elects to receive the distributions in cash.

FEDERAL TAXES

  Each Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt generally from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, each Portfolio must, among other things, distribute substantially all of its ordi-nary income and net capital gains on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by a Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term or mid-term capital gains distributions are taxed as long-term or mid-term capital gains, as the case may be. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month and paid in January of the following year will be treated as if they had been paid by the Fund and received by the shareholders on De-cember 31.

  The Fund is required by federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by each Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce each Portfolio's dividends but are included in the taxable income reported on your tax statement if each Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

                              INVESTMENT ADVISER

  Sterling Capital Management Company is a North Carolina corporation formed in 1970 and located at One First Union Center, 301 S. College Street, Suite 3200, Charlotte, NC 28202. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), a holding company, and provides invest-ment management services to corporations, pension and profit-sharing plans, trusts, estates and other institutions and individuals. The Adviser currently has over $2.5 billion in assets under management.

  Since 1982, the Adviser has been involved with the distribution of the North Carolina Capital Management Trust, which consists of two portfolios, a bond fund and a money market mutual fund, offered exclusively to public units in the state, the first such fund to be registered with the SEC. As of December 9, 1997, the asset value of this fund was approximately $2.4 billion.

  An investment policy committee is responsible for the day-to-day management of each Portfolio's investments.

  Under Investment Advisory Agreements with the Fund, dated as of March 8, 1991, November 25, 1991 and January 2, 1997, the Adviser manages the invest-ment and reinvestment of the assets of the Portfolios. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Fund's Board of Directors.

  As compensation for its services as an Adviser, each Portfolio pays the Ad-viser an annual fee in monthly installments, calculated by applying the fol-lowing annual percentage rate to each Portfolio's average daily net assets for the month:

   Balanced Portfolio..................................................... 0.75%
   Equity Portfolio....................................................... 0.75%
   Small Cap Value Portfolio.............................................. 1.00%

  The Adviser has voluntarily agreed to maintain operating expenses of the Portfolios' Institutional Class Shares from exceeding the following percentage of each Portfolio's average daily net assets:

   Balanced Portfolio..................................................... 1.11%
   Equity Portfolio....................................................... 0.99%
   Small Cap Value Portfolio.............................................. 1.25%

  The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of a Portfo-lio for a given fiscal year.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, a Portfolio or any Class of Shares of a Port-folio. Payments made for any of these purposes may be made from the paying entity's revenues, its profits or any other source available to it. When such service arrangements are in effect, they are made generally available to all qualified service providers.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan mar-keting and other shareholder services and receives from such entities .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it pro-vides to certain defined contribution plan shareholders that are not otherwise provided by the Administrator.

  The Adviser and the Distributor deal with one Service Agent, Interstate/Johnson Lane, which provides marketing and shareholders services. In the first year of investment, the Adviser pays the Service Agent amounts which represent up to 50% of the advisory fee payable from Institutional Class Shares assets held by eligible customer accounts (without regard to any ex-pense limitation in effect at that time). The fee rate declines in the second, third and fourth years.

                       ADVISER'S HISTORICAL PERFORMANCE

  Set forth below are certain performance data provided by the Adviser per-taining to a composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objec-tives, policies and strategies as those of the Small Cap Value Portfolio. The performance data for the composite is net of all fees and expenses. The in-vestment returns of the Portfolio may differ from those of the composite be-cause such separately managed accounts may have fees and expenses that differ from those of the Portfolio. Further, the separately managed accounts are not subject to investment limitations, di-versification requirements, and other restrictions imposed by the 1940 Act and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for the separately managed accounts. The results presented are not in-tended to predict or suggest the return to be experienced by the Portfolio or the return an investor might achieve by investing in the Portfolio.

             STERLING CAPITAL MANAGEMENT SMALL CAP ACCOUNT RETURNS
                  (PERCENTAGE RETURNS NET OF MANAGEMENT FEES)

                                                           ADVISER  RUSSELL 2000
   YEAR TO DATE                                            -------  ------------
   (January 1996*--December 1996).........................  40.19%      16.49%
   Value of $1 invested during 1996....................... $1.402      $1.165
   January 1, 1997--September 30, 1997....................  43.03%      26.61%
   Value of $1 invested during 1997....................... $1.430      $1.266

-----------

* Inception of Adviser's Small Cap style management of separately managed ac-counts.

Notes:

  1. The Russell 2000 Small Stock Index consists of the 2,000 smallest stocks in the Russell 3000 Index. The Russell 3000 Index is composed of equity issues of 3,000 large U.S. companies by market capitaliza-tion representing approximately 98% of the U.S. equity market. The smallest company has a market value of roughly $25 million. It is an unmanaged index which assumes reinvestment of dividends and is gener-ally considered representative of securities similar to those invested in by the Adviser for purpose of the composite performance numbers set forth above.

  2. The Adviser's average annual management fee over the periods shown was assumed at 1% or 100 basis points annually. Net returns to investors vary depending on the management fee. The Small Cap Value Portfolio is charged an advisory fee of 1.00%.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio specific fees are calculated from the aggregate net assets of each Portfolio:

                                                                           RATE
                                                                           ----
   Balanced Portfolio..................................................... 0.06%
   Equity Portfolio....................................................... 0.06%
   Small Cap Value Portfolio.............................................. 0.04%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined UAM Funds net assets;

  0.11 of 1% of the next $800 million of combined UAM Funds net assets;

  0.07 of 1% of combined UAM Funds net assets in excess of $1 billion but less than $3 billion;

  0.05 of 1% of combined UAM Funds net assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, MA 02110, distributes shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent for the Fund, agrees to use its best efforts as sole distributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Institutional Class Shares offered in this Prospectus. The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Directors. Those approving the Agreement must include a majority of Directors who are neither parties to the Agreement nor interested persons of any such party. The Agree-ment provides that the Fund will bear costs of registration of its shares with the SEC and various states as well as the printing of its prospectuses, its SAI and its reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements authorize the Adviser to select the brokers or deal-ers that will execute the purchases and sales of investment securities for each Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transac-tions of the Portfo-lios. If consistent with the interests of the Portfolios, the Adviser may se-lect brokers on the basis of research, statistical and pricing services these brokers provide to the Portfolios in addition to required Adviser services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the com-mission is reasonable in terms either of the transaction or the overall re-sponsibility of the Adviser to the Portfolios and the Adviser's other clients. Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reason-able by the Adviser. Although there is no specified formula for allocating such transactions, allocations are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc." On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Directors have the power to designate one or more series or classes of shares of common stock and to classify or reclassify any unissued shares without further action by shareholders.

  At its discretion, the Board of Directors may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Directors can elect 100% of the Directors. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund.

  Both Institutional Class and Institutional Service Class Shares represent interests in the same assets of a Portfolio. Service Class Shares bear certain expenses related to shareholder servicing, and may bear expenses related to distribution. Service Class shares have exclusive voting rights for matters relating to such distribution expenditures. The Board of Directors of the Fund has authorized a third class of shares, Advisor Class Shares, which is not currently being offered by these

Portfolios. Information about the Service Class Shares of the Portfolios is available upon request by contacting the UAM Funds Service Center.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters to the extent required by the undertaking.

CUSTODIAN
  The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS

  Price Waterhouse LLP serves as the independent accountants for the Fund.

REPORTS
  Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or number listed on the cover of this Prospectus.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RE-LIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CON-STITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                     UAM FUNDS--INSTITUTIONAL CLASS SHARES

 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio
 BHM&S Total Return Bond Portfolio
 Chicago Asset Management Intermediate Bond Portfolio
 Chicago Asset Management Value/Contrarian Portfolio
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio
 DSI Balanced Portfolio
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio
 FMA Small Company Portfolio
 FPA Crescent Portfolio
 Hanson Equity Portfolio
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio
 IRC Enhanced Index Portfolio
 Jacobs International Octagon Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio

 McKee Small Cap Equity Portfolio
 McKee U.S. Government Portfolio

 MJI International Equity Portfolio

 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio

 NWQ Small Cap Value Portfolio

 NWQ Special Equity Portfolio
 Rice, Hall James Small Cap Portfolio
 Rice, Hall James Small/Mid Cap Portfolio

 Sirach Bond Portfolio
 Sirach Equity Portfolio

 Sirach Growth Portfolio

 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio

 SAMI Preferred Stock Income Portfolio
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio

 Sterling Partners' Small Cap Value Portfolio

 TS&W Balanced Portfolio

 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

  UAM FUNDS SERVICE CENTER
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  INVESTMENT ADVISER
  Sterling Capital Management Company
  One First Union Center
  301 S. College Street, Suite 3200
  Charlotte, NC 28202
  (704) 372-8670

  DISTRIBUTOR
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110



  PROSPECTUS

  January 22, 1998

  UAM Funds

  Sterling Partners'
  Portfolios

  Institutional Service
  Class Shares


             P R O S P E C T U S




                    January 22, 1998

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Investment Objectives......................................................   4
Investment Policies........................................................   5
Other Investment Policies..................................................   8
Investment Limitations.....................................................  12
Purchase of Shares.........................................................  13
Redemption of Shares.......................................................  17
Service and Distribution Plans.............................................  19
Shareholder Services.......................................................  21
Valuation of Shares........................................................  22
Performance Calculations...................................................  23
Dividends, Capital Gains Distributions and Taxes...........................  24
Investment Adviser.........................................................  25
Adviser's Historical Performance...........................................  26
Administrative Services....................................................  27
Distributor................................................................  28
Portfolio Transactions.....................................................  28
General Information........................................................  29
UAM Funds -- Service Class Shares..........................................  31

UAM FUNDS                                STERLING PARTNERS' PORTFOLIOS

                                         INSTITUTIONAL SERVICE CLASS SHARES

-------------------------------------------------------------------------------

                      PROSPECTUS -- JANUARY 22, 1998

  UAM Funds, Inc. (the "Fund") is an open end, management investment company known as a "mutual fund." The Fund consists of multiple series of shares (known as "Portfolios"), each of which has different investment objectives and policies. Certain Portfolios currently offer two separate classes of shares:
Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro rata interests in a Portfolio and accrue dividends in the same manner except that Service Class Shares bear fees payable by the class (at the maximum rate of .25% per annum) to financial institutions for services they provide to the owners of such shares. (See "SERVICE AND DISTRIBUTION PLANS.") The securities offered in this Prospectus are Service Class Shares of the three diversified Portfolios of the Fund managed by Sterling Capital Management Company.

  STERLING PARTNERS' BALANCED PORTFOLIO. The objective of the Sterling Part-ners' Balanced Portfolio ("Balanced Portfolio") is to provide maximum long-term total return consistent with reasonable risk to principal, by investing in a balanced portfolio of common stocks and fixed income securities.

  STERLING PARTNERS' EQUITY PORTFOLIO. The objective of the Sterling Partners' Equity Portfolio ("Equity Portfolio") is to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in common stocks.

  STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO. The objective of the Sterling Partners' Small Cap Value Portfolio ("Small Cap Value Portfolio") is to pro-vide maximum long-term total return consistent with reasonable risk to princi-pal, by investing primarily in equity securities of smaller companies, in terms of market capitalization.

  There can be no assurance that any of the Portfolios will meet its stated objective.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 22, 1998 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at 1-800-638-7983.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table illustrates the expenses and fees a Service Class share-holder of the Portfolios will incur. The Fund does not charge shareholder transaction fees. However, transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf (see "PUR-CHASE OF SHARES.").

                       SHAREHOLDER TRANSACTION EXPENSES

                                                                      SMALL CAP
                                                  BALANCED   EQUITY     VALUE
                                                  PORTFOLIO PORTFOLIO PORTFOLIO
                                                   SERVICE   SERVICE   SERVICE
                                                    CLASS     CLASS     CLASS
                                                   SHARES    SHARES    SHARES
                                                  --------- --------- ---------
Sales Load Imposed on Purchases..................   NONE      NONE      NONE
Sales Load Imposed on Reinvested Dividends.......   NONE      NONE      NONE
Deferred Sales Load..............................   NONE      NONE      NONE
Redemption Fees..................................   NONE      NONE      NONE
Exchange Fee.....................................   NONE      NONE      NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                     SMALL CAP
                                                BALANCED   EQUITY      VALUE
                                                PORTFOLIO PORTFOLIO  PORTFOLIO
                                                 SERVICE   SERVICE    SERVICE
                                                  CLASS     CLASS      CLASS
                                                 SHARES    SHARES     SHARES
                                                --------- ---------  ---------
Investment Advisory Fees (After Fee Waivers)...   0.75%     0.59%      0.15%
12b-1 Fees (Including Shareholder Servicing
  Fees)*.......................................   0.25%     0.25%      0.25%
Other Expenses.................................   0.15%     0.17%      0.71%
  Administrative Fees..........................   0.17%     0.23%      0.39%
                                                  ----      ----       ----
Total Operating Expenses (After Fee Waivers)...   1.32%     1.24%**    1.50%**
                                                  ====      ====       ====

-----------

 * See "Service and Distribution Plans." Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges per-mitted by rules of the National Association of Securities Dealers, Inc.

** Without the Adviser's fee waiver, Investment Advisory Fees would have been 0.75% for the Equity Portfolio's Service Class Shares and 1.00% for the Small Cap Value Portfolio's Service Class Shares and annualized Total Op-erating Expenses of the Equity and Small Cap Value Portfolios Service Class Shares would be 1.40% and 2.35%, respectively.

  The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume operating expenses otherwise payable by the Portfolios (if nec-essary) in order to keep the expense ratios of (i) the Balanced Portfolio Service Class Shares from exceeding 1.36% of its average daily net assets;
(ii) the Equity Portfolio Service Class Shares from exceeding 1.24% of its av-erage daily net assets; and (iii) the Small Cap Value Portfolio Service Class Shares from exceeding 1.50% of its average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio ex-penses that the Adviser may bear on behalf of a Portfolio for a given fiscal year.

  The table above shows various fees and expenses an investor in the Service Class Shares of the Portfolios would bear directly or indirectly. The expenses and fees listed are based on the operations of the Balanced, Equity and Small Cap Value Portfolios' Institutional Class Shares during the fiscal year ended October 31, 1997, except that such information has been restated to include 12b-1 fees.

EXAMPLE
  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Portfolios charge no redemption fees of any kind.

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
Balanced Portfolio Service Class Shares.......  $13     $42     $72     $159
Equity Portfolio Service Class Shares.........  $13     $39     $68     $150
Small Cap Value Portfolio Service Class
  Shares......................................  $15     $47     $82     $179

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

NOTE TO EXPENSE TABLE
  The information set forth in the table and example above relates only to Service Class Shares of the Portfolios. Service Class Shares are subject to different total fees and expenses than Institutional Class Shares. Service Agents may charge other fees to their customers who are beneficial owners of Service Class Shares in connection with their customer accounts. (See "SERVICE AND DISTRIBUTION PLANS.")

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER

  Sterling Capital Management Inc. (the "Adviser"), an investment counseling firm founded in 1970, is the investment adviser to the Fund's Sterling Part-ners' Portfolios. The Adviser currently manages over $2.5 billion in assets for institutional clients and high net worth individuals. (See "INVESTMENT AD-VISER.")

PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor") to investors at net asset value without a sales commis-sion. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $100,000. The minimum for subsequent invest-ments is $100. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain excep-tions to the initial or minimum investment amounts may be permitted by the of-ficers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. Each Portfolio will distribute any real-ized net capital gains annually. Distributions will automatically be rein-vested in Portfolio shares unless an investor elects to receive cash distribu-tions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES

  Shares of each Portfolio may be redeemed without cost at any time, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. Shares of each Portfolio may be exchanged for shares of the same class of any other Portfolio of the UAM Funds. (See "REDEMPTION OF SHARES" and "EX-CHANGE PRIVILEGE.")

ADMINISTRATIVE SERVICES
  UAM Fund Services Inc. ("UAMFSI"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing adminis-tration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolios' shares can be expected to fluctuate in response to changes in market and economic conditions as well as the financial condi-tions and prospects of the issuers in which the Portfolios invest. Prospective investors in the Fund should consider the following: (1) The fixed income se-curities held by the Balanced Portfolio will be affected by general changes in interest rates resulting in increases or decreases in the value of the obliga-tions held by each Portfolio. The value of the securities held by the Portfo-lio can be expected to vary inversely with changes in prevailing interest rates, i.e., as interest rates decline, market value tends to increase and vice versa; (2) The common stock of companies having small market capitaliza-tions held by the Portfolios, may exhibit greater volatility than common stock of companies having larger capitalizations; (3) Each Portfolio may invest a portion of its assets in derivatives including futures contracts and options (See "FUTURES CONTRACTS AND OPTIONS"); and (4) Each Portfolio may use various investment practices involving special considerations, including investing in repurchase agreements, when issued, forward delivery and delayed settlement securities. (See "OTHER INVESTMENT POLICIES.")

                             INVESTMENT OBJECTIVES

  STERLING PARTNERS' BALANCED PORTFOLIO. The objective of the Balanced Portfo-lio is to provide maximum long-term return consistent with reasonable risk to principal, by investing in a balanced portfolio of common stocks and fixed in-come securities. A typical asset mix for the Portfolio is expected to be 60% in equities and 40% in fixed income securities and cash. The total return on the Portfolio will consist of both capital appreciation and income, with the relative proportions depending upon the underlying asset mix as well as spe-cific security holdings.

  STERLING PARTNERS' EQUITY PORTFOLIO. The objective of the Equity Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in common stocks. The Portfolio may also invest in other equity-related securities such as preferred stocks, convert-ible preferred stocks, convertible bonds, options, futures, rights and war-rants.

  STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO. The objective of the Small Cap Value Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal by investing primarily in equity securities of smaller companies, in terms of market capitalization. The equity securities in which the Portfolio may invest consist of common stocks (both domestic and in-ternational) preferred stocks, convertible bonds, distressed bonds with a high likelihood of future equity conversion, options, futures, rights and warrants.

                              INVESTMENT POLICIES

  STERLING PARTNERS' BALANCED PORTFOLIO. The Balanced Portfolio incorporates within a single investment vehicle the two investment disciplines employed by the Adviser. The first discipline provides for stock selection; and the second chooses among fixed income securities, including coupon bonds, zero coupon bonds and cash equivalents. A targeted asset mix for the Portfolio is expected to be 60% in equities and 40% in fixed income securities and cash. However, at least 25% of the Portfolio's total assets will always be invested in fixed in-come senior securities, including debt securities and preferred stocks.

  Individual equity securities are selected using approaches identical to those described below for the Equity Portfolio. Simply stated, the Adviser's stock selection is designed to identify equities priced at a discount from the estimated value of their underlying businesses.

  The universe of stocks the Adviser chooses from is focused on larger capi-talization issues. While the Portfolio may invest in small capitalization com-panies, the majority of stocks in the Portfolio will have a market capitaliza-tion in excess of $500 million at the time of purchase.

  The fixed income portion of the Portfolio will be invested primarily in in-vestment grade securities of varying maturities. These include securities of the U.S. Government and its agencies, corporate bonds, mortgage-backed securi-ties, asset-backed securities, and various short-term instruments such as com-mercial paper, U.S. Treasury bills, and certificates of deposit.

  Within the Portfolio, fixed income investments are regarded as opportunities for capital appreciation, as a source of liquidity and as a means to reduce overall portfolio volatility. The management of the fixed income segment con-sists of three important steps. First, the Adviser uses proprietary analytical tools to manage the interest rate risk of the Portfolio. After arriving at an appropriate average maturity for the Portfolio, the Adviser uses a "top down" approach to select the most attractively valued sectors for the fixed income investments. Finally, the Adviser analyzes the spectrum of the yield curve to identify the most desirable maturities at which to invest the Portfolio. The Adviser's fixed income strategy emphasizes quality and capital preservation.

  With respect to the Balanced Portfolio, the Adviser reserves the right to retain securities which are downgraded below "A" by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Ratings Services ("S&P") in the case of corporate debt securities and "A-1" by S&P or "Prime-1" by Moody's in the case of commercial paper, if in the Adviser's judgment, considering market conditions, the retention of such securities is warranted.

  STERLING PARTNERS' EQUITY PORTFOLIO. The Equity Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in common stocks. The Portfolio may also invest in other equity-related securities such as preferred stocks, convertible preferred stocks, convertible bonds, options, futures, rights, and warrants. However, at all times, the Portfolio's primary interest will be direct ownership of common eq-uity stocks. It is anticipated that cash reserves will represent a relatively small percentage of the Portfolio's assets (generally less than 10%).

  The Adviser's stock selection process focuses on identifying securities which are priced below the estimated value of the underlying business. As such, the Adviser approaches each investment as a businessman would approach a private transaction. All factors relevant to the worth of an ongoing business are examined using traditional fundamental securities analysis. Such factors include balance sheet quality, normalized earnings power, industry stability, capital intensity, reinvestment opportunities, and management talent. This "businessman's approach" is designed to result in a high quality portfolio.

  The Adviser's sell discipline is as important as its buy discipline. For ev-ery stock it buys, it defines in writing the thesis for owning it. Each thesis rests on the fundamental factors noted above. Any stock that underperforms its sector is reviewed against a pre-written outline, and those which fail to dem-onstrate fundamental progress in keeping with the original thesis are sold.

  The universe of stocks the Adviser chooses from is focused on larger capi-talization issues. While the Portfolio may invest in small capitalization com-panies, the majority of stock will have a market capitalization in excess of $1 billion at the time of purchase.

  Another important aspect of the Adviser's approach is an emphasis on diver-sification across a wide range of industries. It divides the S&P 500 into in-dustry groupings, and uses the groupings as a comparison yardstick for the Portfolio. The Adviser's policies seek to ensure a healthy representation within each sector. The result is that volatility may be controlled within an acceptable range.

  The Adviser anticipates that the majority of the investments will be in United States based companies. However, from time to time, shares of foreign based companies may also be purchased. The most common vehicle for such pur-chases will be American Depository Receipts ("ADRs"), which are U.S. domestic securities representing ownership rights in foreign companies. Under normal circumstances, investments in foreign based companies will not comprise more than 20% of the Portfolio assets. Most ADRs are traded on a U.S. stock ex-change. Issuers of unsponsored ADRs are not continually obligated to disclose material information in the U.S. and therefore, there may not be a correlation between such information and the market value of the unsponsored ADR.

  STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO. The Sterling Partners' Small Cap Value Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of small companies, which consist of market capitalizations of $1 billion or less. The Portfolio may invest in both domestic and international common stocks, pre-ferred stocks, convertible preferred stocks, convertible bonds, distressed bonds with a high likelihood of future equity conversion, options, futures, rights and warrants. It is anticipated that cash reserves will represent a relatively small percentage of the Portfolio's assets (generally less than 10%).

  Small capitalization stocks have historically been more volatile in price than the larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and small company stocks also may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large com-pany stocks rise, or rise in price as large company stocks decline. Small cap-italization stocks may have many of the characteristics of securities of new or unseasoned companies.

  The Adviser anticipates that the majority of the investments will be in United States based companies. However, from time to time, shares of foreign based companies may also be purchased. The most common vehicle for such pur-chases will be American Depositary Receipts ("ADRs"), which are U.S. domestic securities representing ownership rights in foreign companies. Under normal circumstances, investments in foreign based companies will not comprise more than 20% of the Portfolio's assets.

  The Adviser's stock selection process focuses on identifying securities which are priced below the estimated value of the underlying business. As such, the Adviser approaches each investment as a businessman would approach a private transaction. All factors relevant to the worth of an ongoing business are examined using traditional fundamental securities analysis. Such factors include balance sheet quality, normalized earnings power, industry stability, capital intensity, reinvestment opportunities, and management talent. This "businessman's approach" is designed to result in a high quality portfolio.

  The Adviser's sell discipline is as important as its buy discipline. For ev-ery stock it buys, it defines in writing the thesis for owning it. Each thesis rests on the fundamental factors noted above. Any stock that underperforms is reviewed against a pre-written outline, and those which fail to demonstrate fundamental progress in keeping with the original thesis are sold.

  The Portfolio will invest primarily in equity securities having a market capitalization of $1 billion or less at the time of purchase.

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolios may invest a por-tion of their assets in domestic and foreign money market instruments includ-ing certificates of deposit, bankers' acceptances, time deposits, U.S. Govern-ment obligations, U.S. Government agency securities, short-term corporate debt securities, and commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or if unrated, determined by the Adviser to be of comparable quali-ty.

  Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio. Each Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by each Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, it is expected that a Portfo-lio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the UAM Funds' DSI Money Market Portfolio (See "INVESTMENT COMPANIES.")

REPURCHASE AGREEMENTS
  Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securi-ties to ensure that the value is in compliance with the previous sentence.

  The use of repurchase agreements involves certain risks. For example, a de-fault by the seller of the agreement may cause a Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is ex-pected that they can be controlled through stringent security selection crite-ria and careful monitoring procedures. The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in or-der to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, a Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agreements. Each Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT TERM INVESTMENTS.")

AMERICAN DEPOSITARY RECEIPTS
  ADRs are depositary receipts typically used by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corpora-tion. Generally, ADRs in registered form are designed for use in the U.S. se-curities market and ADRs in bearer form are designed for use in securities markets outside the United States. ADRs may not necessarily be denominated in the same currency as the underlying securities into which they may be convert-ed. ADRs may be issued pursuant to sponsored or unsponsored programs. In spon-sored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Ac-cordingly, there may be less information available regarding issuers of secu-rities underlying unsponsored programs and there may not be a correlation be-tween such information and the market value of the depositary receipts. ADRs also involve the risks of other investments in foreign securities, as dis-cussed in the Prospectus. For purposes of the Equity Portfolio's investment policies, the Portfolio's investments in depositary receipts will be deemed to be investments in the underlying securities.


LENDING OF SECURITIES

  Each Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. A Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Di-rectors. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Directors. The Portfolios will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  Each Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to any of the above transactions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. Each Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  Each Portfolio may engage in these types of purchases in order to buy secu-rities that fit with its investment objectives at attractive prices--not to increase its investment leverage.

PORTFOLIO TURNOVER


  In addition to Portfolio trading costs, higher rates (100% or more) of port-folio turnover may result in the realization of capital gains. (See "DIVI-DENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for information on taxation.) The Portfolios will not normally engage in short-term trading, but each re-serves the right to do so. The tables set forth in "Financial Highlights" present the Portfolios' historical turnover rates.

INVESTMENT COMPANIES
  Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in securities of other open-end or closed-end invest-ment companies. No more than 5% of the investing Portfolio's total assets may be invested in securities of any one investment company nor may it acquire more than 3% of the voting securities of any investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

FUTURES CONTRACTS AND OPTIONS

  In order to remain fully invested and to reduce transaction costs, the Bal-anced Portfolio may invest in stock and bond futures, interest rate futures contracts and options; and the Equity and the Small Cap Value Portfolios may invest in stock futures and options. Because transaction costs associated with futures and options may be lower than the costs of investing in stocks and bonds directly, it is expected that the use of index futures and options to facilitate cash flows may reduce a Portfolio's overall transaction costs. Each Portfolio may enter into futures contracts provided that not more than 5% of the Portfolio's assets are required as margin deposit to secure obligations under such contracts. A Portfolio will engage in futures and options transac-tions for hedging purposes only. Each Portfolio will maintain assets suffi-cient to meet its obligations under such contracts in a segregated account with the Fund's custodian bank.

  Futures and options can be volatile and involve various degrees and types of risk. If the Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with its investments, use of futures and options contracts could result in a loss. The Portfolio could also suffer losses if it is unable to liquidate its position due to an illiquid secondary market. In the opinion of the Directors of the Fund, the risk that the Portfo-lio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions traded on national exchanges and for which there appears to be a liquid sec-ondary market.

RESTRICTED SECURITIES
  Each Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Directors, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or in-stitutional trading market in such securities exists, these restricted securi-ties are not treated as illiquid securities for purposes of a Portfolio's in-vestment limitations. A Portfolio will invest no more than 10% of its net as-sets in illiquid securities. The prices realized from the sales of these secu-rities could be less than those originally paid by the Portfolio or less than what would be considered fair value of such securities.

  Except as specified above and as described under "INVESTMENT LIMITATIONS," the foregoing investment policies are not fundamental and the Directors may change such policies without an affirmative vote of a majority of the out-standing voting securities of a Portfolio, as defined in the Investment Com-pany Act of 1940 ("1940 Act").

                            INVESTMENT LIMITATIONS

  A Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the government of the U.S. or any agency or instrumentality thereof);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies when the Portfolio adopts a temporary defensive position;

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost (33 1/3% for the Small Cap Value Portfolio), and (ii) a Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value (33 1/3% for the Small Cap Value Portfolio).

  The investment limitations described here and in the SAI are fundamental policies and may be changed only with the approval of the holders of a major-ity of the outstanding shares of each Portfolio of the Fund. If a percentage limitation on investment or utilization of assets as set forth above is ad-hered to at the time an investment is made, a later change in percentage re-sulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor") without a sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the Fund or a designated Service Agent (see "SERVICE AND DISTRIBU-TION PLANS" and "VALUATION OF SHARES"). The minimum initial investment re-quired is $100,000. Certain exceptions may be made by the officers of the Fund. The minimum for subsequent investments is $100. The minimum initial in-vestment for IRA accounts is $500. The minimum initial investment for a spousal IRA is $250. Certain exceptions may be permitted by the officers of the Fund.

  The Portfolios issue two classes of shares: Institutional Class and Service Class. The two classes of shares each represent interests in the same portfo-lio of investments, have the same rights and are identical in all respects, except that the Service Class Shares offered by this Prospectus bear share-holder servicing expenses, may in the future bear distribution plan expenses, and have exclusive voting rights with respect to the Rule 12b-1 Distribution Plan pursuant to which the distribution fee may be paid. The two classes have different exchange privileges. (See "EXCHANGE PRIVILEGE.") The net income at-tributable to Service Class Shares and the dividends payable on Service Class Shares will be reduced by the amount of the shareholder servicing and distri-bution fees; accordingly, the net asset value of the Service Class Shares will be reduced by such amount to the extent the Portfolio has undistributed net income.

  Shares of the Portfolio may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") that have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions or other accounts fees on the purchase and redemption of Portfolio shares by their customers. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different condi-tions regarding purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service

Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and would not be imposed if shares of the Portfolio were purchased directly from the Fund or Distributor. The Service Agents may provide services to their customers that are not avail-able to a shareholder dealing with the Fund. A salesperson and any other per-son entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents, or if applicable, their designees, that have entered into agreements with the Fund or its agent may enter confirmed purchase or redemp-tion orders on behalf of clients and customers, with payment to follow no later than the Portfolio's pricing on the following business day. If payment is not received by the Fund's Sub-Transfer Agent, Chase Global Funds Services Company by such time, the Service Agent could be held liable for resulting fees or losses. A Portfolio may be deemed to have received a purchase or re-demption order when a Service Agent, or, if applicable, its authorized desig-nee, accepts the order. Orders received by the Fund in proper form will be priced at the Portfolio's net asset value next computed after they are ac-cepted by the Service Agent or its authorized designee. Service Agents are re-sponsible to their customers and the Fund for timely transmission of all sub-scription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

  BY MAIL

  . Complete and sign an Application and mail it together with a check made payable to "UAM Funds" to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined af-ter receipt. Payment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment. The Fund will not accept third-party checks to purchase shares of the Portfolio. If you purchase shares by check, please be sure that your check is made payable to the "UAM Funds."

  BY WIRE
  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. The call must be received prior to the close of regular trad-ing on the NYSE (generally 4:00 p.m. Eastern Time) to receive that day's price. An account number and wire control number will then be provided to you in addition to wiring instructions. Next,

  . instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                            Credit DDA. #9102772952
                           Ref: Portfolio Name
                                               -------------------

                    (Your Account Registration)
                                               -------------------

                       (Your Account Number)
                                             -------------------

                       (Wire Control Number)
                                             -------------------

                (assigned by the UAM Funds Service Center)

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

  . To be sure that a bank wire order is received on the same day it is sent, an investor's bank should wire funds as early in the day as possi-ble. The bank sending funds may charge for this service. The Fund's agent reserves the right to charge investors for receipt of wired funds, but no charge is currently imposed by this service. It is necessary to obtain a new wire control number every time money is wired into an ac-count in a Portfolio. Wire control numbers are effective for one trans-action only and cannot be used more than once. Wired money that is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

ADDITIONAL INVESTMENTS

  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check made payable to "UAM Funds" to the above address or by wiring money to the Custodian Bank using the instructions outlined above. When making addi-tional investments, be sure that the account number, account name and the Portfolio to be purchased are identified on the check or wire. Prior to wiring additional investments, notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when pos-sible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.


PURCHASE BY ACH

  If you have made this election, shares of the Portfolio may be purchased via
Automated Clearing House ("ACH"). Investors purchasing via ACH should com     -
plete the appropriate sections of the Account Application and attach a voided check or deposit slip to the Account Application. This option must be estab-lished on your account at least 15 days prior to your initiating an ACH trans-action. (See "SHAREHOLDER SERVICES -- AUTOMATIC INVESTMENT PLAN.")

OTHER PURCHASE INFORMATION

  Investments received by the close of regular trading on the NYSE (generally 4 p.m. Eastern Time) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole discretion, to suspend the offering of shares of each Portfolio or to reject purchase orders when, in the judgment of man-agement, such suspension or rejection is in the best interests of the Fund. The Portfolios are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Portfolios' performance and their shareholders. Accordingly, if the Fund's management de-termines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any purchase request, with respect to such investor's account. Such investors also may be barred from purchasing other Portfolios of the Fund. Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of each Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. Shares is-sued by a Portfolio in exchange for securities will be issued at the relevant net asset value determined as of the same time. All dividends, interest, sub-scription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

  . at the time of exchange, such securities are eligible to be included in the Portfolio (current market quotations must be readily available for such securities);

  . the investor represents and agrees that all securities offered to be ex-changed are liquid securities and not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or other-wise; and

  . the value of any such securities (except U.S. Government securities) be-ing exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio im-mediately after the transaction.

  Investors who are subject to federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of the securities exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of each Portfolio may be redeemed by mail or telephone, at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

  . share certificates, if issued;

  . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

  . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

  . any other necessary legal documents, if required, in the case of es-tates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

  . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Applica-tion; and

  . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

  . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed); and

  . redemption of certificated shares by telephone.

  The Fund and the Fund's Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

  . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

  . redemptions where the proceeds are to be sent to someplace other than the registered address; or

  . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION

  The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the UAM Funds Service Center of a redemption request in proper form. Although the Fund will redeem shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a pe-riod of up to fifteen days after their purchase, pending determination that the check has cleared. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds. The Fund may suspend the right of redemption or post-pone the date at times when either both the NYSE or the Custodian Bank are closed, or under any emergency circumstances as determined by the SEC.

  If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur bro-kerage charges on the sale of portfolio securities received in payment of re-demptions.

  The Portfolios reserve the right to liquidate any account that is below fifty percent of the required minimum initial investment amount for a Portfo-lio as set forth in the Prospectus, where the reduction in value has occurred due to a redemption or exchange out of the account. If at any time your total investment does not have a value of at least fifty percent of the required minimum initial investment amount, you may be notified that the value of your account is below the Portfolio's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the ac-count is liquidated. Retirement accounts and certain other accounts will not be subject to automatic liquidation. Reductions in value that result solely from market activity will not trigger an involuntary redemption.

                        SERVICE AND DISTRIBUTION PLANS

  Under the Service Plan for Service Class Shares, the Fund may enter into service agreements with Service Agents (broker-dealers or other financial in-stitutions) who receive fees with respect to the Fund's Service Class Shares owned by shareholders for whom the Service Agent is the dealer or holder of record, or for whom the Service Agent performs personal services and/or share-holder account maintenance. These fees are paid out of the assets allocable to Service Class Shares to the Distributor, to the Service Agent directly or through the Distributor. The Fund reimburses the Distributor or the Service Agent, for payments made at an annual rate of up to .25 of 1% of the average daily value of such Service Class Shares. Each item for which a payment may be made under the Service Plan constitutes personal service and/or shareholder account maintenance and may constitute an expense of distributing Fund Service Class Shares as the SEC construes such term under Rule 12b-1. The fees payable for Servicing reflect actual expenses incurred up to the limit described here-in.

  Banks are engaged to act as Service Agent only to perform administrative and shareholder servicing functions, including transaction-related agency services for their customers. If a bank is prohibited from acting as a Service Agent, alternative means for continuing the servicing of its shareholders would be sought and the shareholder clients of that bank will remain Fund shareholders.



  The Distribution Plan and the Service Plan (the "Plans") provide generally that a Portfolio may incur distribution and service costs under the Plans which may not exceed 0.75% per annum of that Portfolio's net assets. The Board has currently limited payments under the Plans to 0.50% per annum of a Portfo-lio's net assets.

The Service Class Shares offered by this Prospectus currently are not making any payments under the Distribution Plan. Upon implementation, the Distribu-tion Plan would permit payments to the Distributor, broker-dealers, other fi-nancial institutions, sales representatives or other third parties who render promotional and distribution services, for items such as sales compensation and marketing and overhead expenses.

  The Plans were adopted pursuant to Rule 12b-1 under the 1940 Act. Although the Plans may be amended by the Board of Directors, any change in the Plans which would materially increase the amounts authorized to be paid under the Plans must be approved by shareholders of the class involved. The Plans may be terminated by the Board of Directors or Service Class shareholders. The amounts and purposes of expenditures under the Plans are reported to the Board of Directors quarterly. The amounts allowable under the Plans for the Service Class of Shares of the Portfolios are also limited under certain rules of the National Association of Securities Dealers, Inc.

  In addition to payments by the Fund under the Plans, the Distributor, United Asset Management Corporation, the parent company of the Administrator and of the Adviser, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servic-ing, recordkeeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such pay-ments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally avail-able to all qualified service providers. The Adviser may compensate its affil-iated companies for referring investors to the Portfolios.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney, Inc. under which Smith Barney provides certain defined contribution plan mar-keting and shareholder services and receives from such entities an amount equal to up to 33.3% of the portion of the investment advisory fees attribut-able to the invested assets of Smith Barney's eligible customer accounts with-out regard to any expense limitation in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it pro-vides to certain defined contribution plan shareholders that are not otherwise provided by the Administrator.

  The Adviser and the Distributor deal with Interstate/Johnson Lane, a Service Agent that provides marketing and shareholder services. The Adviser makes pay-ments to Interstate/Johnson Lane equal (in the first year after an investment) to amounts which represent up to 50% of the advisory fee payable (without re-gard to any expense limitation in effect at that time) for Fund assets held by eligible customer accounts. The fee rate declines in the second, third, and fourth years.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Service Class Shares of each Portfolio may be exchanged for Service Class Shares of any other UAM Funds Portfolio. (See the list of Portfolios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives and policies of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the NYSE (generally 4:00 Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the NYSE will be processed on the next busi-ness day. The Fund may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange re-quest. If the Fund's management determines that an investor is engaged in ex-cessive trading, the Fund, with or without prior notice, may reject in whole or part any exchange request, with respect to such investor's account. Such investors also may be barred from exchanging into other Portfolios of the Fund. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES BY TELEPHONE." An ex-change into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes.

AUTOMATIC INVESTMENT PLAN

  An Automatic Investment Plan permits shareholders of a Portfolio with a min-imum value of $2,500 or more to purchase shares automatically (minimum of $100 per transaction) at regular intervals selected by the shareholder. Provided the shareholder's bank or other financial institution allows automatic with-drawals, shares are purchased by transferring funds via the Automated Clearing House ("ACH"). Investments made through ACH will be automatically transferred from a shareholder's checking, bank money market or NOW account designated by the shareholder. Such withdrawals are made electronically, if the sharehold-er's bank or financial institution so permits, or by pre-authorized checks or drafts drawn on the shareholder's bank or other account. The bank or financial institution must be a member of ACH. At the shareholder's option, the account designated will be debited in the specified amount, and shares will be purchased monthly or quar-terly.

  To establish an Automatic Investment Plan, a shareholder must complete the appropriate sections of the Account Application and mail it to Chase Global Funds Services Company. A shareholder may cancel his/her participation or change the amount of purchase at any time by mailing written notification to Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798 and notification generally will be effective three business days following re-ceipt. The Fund may modify or terminate this privilege at any time, or may charge a service fee, although no such fee currently is contemplated.

SYSTEMATIC WITHDRAWAL PLAN

  Any shareholder whose account balance totals at least $10,000 may establish a Systematic Withdrawal Plan under which an amount pre-determined by the shareholder (but at least $100) is automatically redeemed from the sharehold-er's account either monthly or quarterly. A shareholder may participate in the Systematic Withdrawal Plan by using ACH. Redemptions made through ACH will be automatically transferred to the shareholder's bank or other similar financial institution account or a properly designated third party. The bank or finan-cial institution must be a member of ACH. Redemptions ordinarily are made on the third business day of the month and payments ordinarily will be transmit-ted within five business days after the redemption date. Because the prices of Fund shares fluctuate, the number of shares redeemed to finance systematic withdrawal payments of a given amount will vary from payment to payment. If a shareholder owns shares in more than one Portfolio, the shareholder must des-ignate the Portfolio from which the redemptions under a Systematic Withdrawal Plan should be made. A Systematic Withdrawal Plan may be terminated or sus-pended at any time by the Fund. A shareholder may elect at any time, in writ-ing, to terminate participation in the Systematic Withdrawal Plan. Such writ-ten election must be sent to and received by the Fund before a termination be-comes effective. There is currently no charge to the shareholder for a System-atic Withdrawal Plan.

                              VALUATION OF SHARES

  The net asset value of each class of a Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class, less any lia-bilities attributable to the class, by the number of shares outstanding at-tributable to the class. The net asset value per share of each class of a Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are con-verted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

  Securities purchased with remaining maturities of 60 days or less are valued at amortized cost using methods determined by the Board of Directors.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolios measure performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Yield and total return are calcu-lated separately for each class of a Portfolio.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Income dividends paid by a Portfolio with respect to Insti-tutional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service and distribution fees relating to Service Class Shares will be borne exclusively by that class.

  The Portfolios' performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolios' SAI. This information may also be included in sales literature and advertising.

  The Portfolios' Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. To receive an Annual Report, contact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, each Portfolio will normally distribute them annually. All dividends and capital gains distributions will be automatically reinvested in additional shares of each Portfolio unless the Fund is notified in writing that the shareholder elects to receive the distributions in cash.

FEDERAL TAXES

  Each Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt generally from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, each Portfolio must, among other things, distribute substantially all of its ordi-nary income and net capital gains on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by a Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term or mid-term capital gains distributions are taxed as long-term or mid-term capital gains, as the case may be. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month, and paid in January of the following year will be treated as if they had been paid by the Fund and received by the shareholders on De-cember 31.

  The Fund is required by federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by each Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce each Portfolio's dividends but are included in the taxable income reported on your tax statement if each Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

                              INVESTMENT ADVISER

  Sterling Capital Management Company is a North Carolina corporation formed in 1970 and located at One First Union Center, 301 S. College Street, Suite 3200, Charlotte, NC 28202. The Adviser is a wholly owned subsidiary of United Asset Management Corporation ("UAM"), a holding company, and provides invest-ment management services to corporations, pension and profit-sharing plans, trusts, estates and other institutions and individuals. The Adviser currently has over $2.5 billion in assets under management.

  Since 1982, the Adviser has been involved with the distribution of the North Carolina Capital Management Trust, which includes two portfolios, a bond fund and a money market mutual fund, offered exclusively to public units in the state, the first such fund to be registered with the SEC. As of December 9, 1997, the asset value of this fund was approximately $2.4 billion.

  An investment policy committee is responsible for the day-to-day management of each Portfolio's investments.

  Under Investment Advisory Agreements with the Fund, dated as of March 8, 1991, November 25, 1991 and January 2, 1997, the Adviser manages the invest-ment and reinvestment of the assets of the Portfolios. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Fund's Board of Directors.

  As compensation for its services as an Adviser, each Portfolio pays the Ad-viser an annual fee, in monthly installments, calculated by applying the fol-lowing annual percentage rate to each Portfolio's average daily net assets for the month:

   Balanced Portfolio..................................................... 0.75%
   Equity Portfolio....................................................... 0.75%
   Small Cap Value Portfolio.............................................. 1.00%

  The Adviser has voluntarily agreed to maintain operating expenses of the Portfolios from exceeding the percentage of each Portfolio's average daily as-serts listed below:

   Balanced Portfolio..................................................... 1.36%
   Equity Portfolio....................................................... 1.24%
   Small Cap Value Portfolio.............................................. 1.50%

  The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of a Portfo-lio for a given fiscal year.

                       ADVISER'S HISTORICAL PERFORMANCE

  Set forth below are certain performance data provided by the Adviser per-taining to a composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objec-tives, policies and strategies as those of the Small Cap Value Portfolio. The performance data for the composite is net of all fees and expenses. The in-vestment returns of the Portfolio may differ from those of the composite be-cause such separately managed accounts may have fees and expenses that differ from those of the Portfolio. Further, the separately managed accounts are not subject to investment limitations, diversification requirements, and other re-strictions imposed by the 1940 Act and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for the separately managed ac-counts. The results presented are not intended to predict or suggest the re-turn to be experienced by the Portfolio or the return an investor might achieve by investing in the Portfolio.

             STERLING CAPITAL MANAGEMENT SMALL CAP ACCOUNT RETURNS
                  (PERCENTAGE RETURNS NET OF MANAGEMENT FEES)

           YEAR TO DATE                                    ADVISER  RUSSELL 2000
           ------------                                    -------  ------------
   (January 1996*--December 1996).........................  40.19%      16.49%
   Value of $1 invested during 1996....................... $1.402      $1.165
   January 1, 1997--September 30, 1997....................  43.03%      26.61%
   Value of $1 invested during 1997....................... $1.430      $1.266

-----------

* Inception of Adviser's Small Cap style management of separately managed ac-counts.

Notes:

1. The Russell 2000 Small Stock Index consists of the 2,000 smallest stocks in the Russell 3000 Index. The Russell 3000 Index is composed of equity issues of 3,000 large U.S. companies by market capitalization representing approximately 98% of the U.S. equity market. The smallest company has a market value of roughly $25 million. It is an unmanaged index which as-sumes reinvestment of dividends and is generally considered representative of securities similar to those invested in by the Adviser for purpose of the composite performance numbers set forth above.

2. The Adviser's average annual management fee over the periods shown was as-sumed at 1% or 100 basis points. Net returns to investors vary depending on the management fee. The Small Cap Value Portfolio is charged an advi-sory fee of 1.00%.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio specific fees are calculated from the aggregate net assets of each Portfolio:

                                                                           RATE
                                                                           ----
   Balanced Portfolio..................................................... 0.06%
   Equity Portfolio....................................................... 0.06%
   Small Cap Value Portfolio.............................................. 0.04%

CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined UAM Funds net assets;

  0.11 of 1% of the next $800 million of combined UAM Funds net assets;

  0.07 of 1% of combined UAM Funds net assets in excess of $1 billion but less than $3 billion;

  0.05 of 1% of combined UAM Funds net assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, MA 02110, distributes shares for the Fund. Under the Fund's Distribution Agreement (the "Agree-ment"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement (except as described under "SERVICE AND DISTRIBUTION PLANS" above). The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Directors. Those ap-proving the Agreement must include a majority of Directors who are neither parties to the Agreement nor interested persons of any such party. The Agree-ment provides that the Fund will bear costs of registration of its shares with the SEC and various states as well as the printing of its prospectuses, its SAIs and its reports to stockholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements authorize the Adviser to select the brokers or deal-ers that will execute the purchases and sales of investment securities for each Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transac-tions of the Portfolios. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of research, statistical and pric-ing services these brokers provide to the Portfolios in addition to required Adviser services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transac-tion, provided that such commissions are paid in compliance with the Securi-ties Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients. Although not a typical practice, the Adviser may place portfo-lio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reason-able by the Adviser. Although there is no specified formula for allocating such transactions, allocations are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc." On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Directors have the power to designate one or more series of shares of common stock and to classify or reclassify any unissued shares without further action by shareholders. At its discretion, the Board of Directors of the Fund may create additional Portfolios and Classes of shares.

  The shares of each Portfolio and Class are fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and no pre-emptive rights. They have non-cumulative voting rights, which means that the holders of more than 50% of shares voting for the elec-tion of Directors can elect 100% of the Directors. A shareholder is entitled to one vote for each full share held (and a fractional vote for each frac-tional share held), then standing in his or her name on the books of the Fund.

  Both Institutional Class and Service Class Shares represent interests in the same assets of a Portfolio. Service Class Shares bear certain expenses related to shareholder servicing and may bear expenses related to distribution of such shares. Service Class shares have exclusive voting rights for matters relating to such distribution expenditures. The Board of Directors of the Fund has au-thorized a third class of shares, Advisor Class Shares, which is not currently being offered by these Portfolios. Information about the Institutional Class Shares of the Portfolios is available upon request by contacting the UAM Funds Service Center.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters, to the extent required by the undertaking.

CUSTODIAN
  The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS

  Price Waterhouse LLP serves as the independent accountants for the Fund.

REPORTS
  Shareholders receive unaudited semiannual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-638-7983.


  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATION NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RE-LIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CON-STITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                       UAM FUNDS -- SERVICE CLASS SHARES

BHM&S Total Return Bond Portfolio

FMA Small Company Portfolio
FPA Crescent Portfolio
MJI International Equity Portfolio

NWQ Balanced Portfolio
NWQ Value Equity Portfolio

NWQ Small Cap Value Portfolio

NWQ Special Equity Portfolio

Sirach Bond Portfolio

Sirach Equity Portfolio
Sirach Growth Portfolio
Sirach Special Equity Portfolio

Sirach Strategic Balanced Portfolio

Sterling Partners' Balanced Portfolio
Sterling Partners' Equity Portfolio

Sterling Partner's Small Cap Value Portfolio
TJ Core Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Sterling Capital Management Company
  One First Union Center
  301 S. College Street, Suite 3200
  Charlotte, NC 28202
  (704) 372-8670

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110




  PROSPECTUS

  January 22, 1998

  UAM Funds

  The TS&W Portfolios

  Institutional
  Class Shares

                    January 22, 1998
             P R O S P E C T U S

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objectives......................................................   8
Investment Policies........................................................   9
Other Investment Policies..................................................  13
Investment Limitations.....................................................  19
Purchase of Shares.........................................................  20
Redemption of Shares.......................................................  24
Shareholder Services.......................................................  26
Valuation of Shares........................................................  28
Performance Calculations...................................................  28
Dividends, Capital Gains Distributions and Taxes...........................  29
Investment Adviser.........................................................  30
Administrative Services....................................................  33
Distributor................................................................  34
Portfolio Transactions.....................................................  34
General Information........................................................  35
UAM Funds -- Institutional Class Shares....................................  37

UAM FUNDS                                       THE TS&W PORTFOLIOS

                                                INSTITUTIONAL CLASS SHARES

-------------------------------------------------------------------------------

                      PROSPECTUS -- JANUARY 22, 1998

  UAM Funds, Inc. (the "Fund") is an open-end, management investment company known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios"), each of which has different investment objectives and invest-ment policies. The TS&W Portfolios currently offer only one class of shares. The securities offered in this Prospectus are Institutional Class Shares of four diversified, no-load Portfolios of the Fund managed by Thompson, Siegel & Walmsley, Inc.

  TS&W BALANCED PORTFOLIO. The objective of the TS&W Balanced Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of estab-lished companies and investment grade fixed income securities.

  TS&W EQUITY PORTFOLIO. The objective of the TS&W Equity Portfolio is to pro-vide maximum long-term total return consistent with reasonable risk to princi-pal, by investing in a diversified portfolio of common stocks of relatively large companies.

  TS&W INTERNATIONAL EQUITY PORTFOLIO. The objective of the TS&W International Equity Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of com-mon stocks of primarily non-United States issuers on a world-wide basis.

  TS&W FIXED INCOME PORTFOLIO. The objective of the TS&W Fixed Income Portfo-lio is to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in investment grade fixed income se-curities of varying maturities.

  There can be no assurance that the Portfolios will achieve their stated ob-jectives.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 22, 1998 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at 1-800-638-7983.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRE-SENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolios will incur. The Fund does not charge shareholder transaction ex-penses. However, transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

                                                             INT'L     FIXED
                                       BALANCED   EQUITY    EQUITY    INCOME
                                       PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO
                                       --------- --------- --------- ---------
   Sales Load Imposed on
     Purchases........................   NONE      NONE      NONE      NONE
   Sales Load Imposed on Reinvested
     Dividends........................   NONE      NONE      NONE      NONE
   Deferred Sales Load................   NONE      NONE      NONE      NONE
   Redemption Fees....................   NONE      NONE      NONE      NONE
   Exchange Fee.......................   NONE      NONE      NONE      NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                             INT'L     FIXED
                                       BALANCED   EQUITY    EQUITY    INCOME
                                       PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO
                                       --------- --------- --------- ---------
   Investment Advisory Fees...........   0.65%     0.75%     1.00%     0.45%
   12b-1 Fees.........................    NONE      NONE      NONE      NONE
   Other Expenses.....................   0.29%     0.08%     0.14%     0.10%
     Administrative Fees..............   0.19%     0.16%     0.16%     0.17%
                                         -----     -----     -----     -----
   Total Operating Expenses...........   1.13%*    0.99%*    1.30%*    0.72%*
                                         =====     =====     =====     =====

-----------

* The Total Operating Expenses include the effect of expense offsets. If ex-pense offsets were excluded, Total Operating Expenses of the International Equity Portfolio would be 1.37%. The Total Operating Expenses for the Equity and Fixed Income Portfolios would not differ from the figures shown in the table. The Balanced Portfolio has not yet begun operations.

  The table above shows various expenses an investor in the Portfolios would bear directly or indirectly. The expenses and fees listed above are based on the Equity, International Equity and Fixed Income Portfolios' operations dur-ing the fiscal year ended October 31, 1997. (See "ADMINISTRATIVE SERVICES" herein and in the SAI.) The fees and expenses set forth above for the Balanced Portfolio are estimated amounts for its first year of operations assuming av-erage net assets of $25 million.

EXAMPLE
  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the ta-ble above, the Portfolios charge no redemption fees of any kind.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Balanced Portfolio...........................  $12     $36       *        *
   Equity Portfolio.............................  $10     $32     $55     $121
   International Equity Portfolio...............  $13     $41     $71     $157
   Fixed Income Portfolio.......................  $ 7     $23     $40     $ 89

-----------
* As the Balanced Portfolio is not yet operational, the Fund has not pro-jected expenses beyond the three year period shown.

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER

  Thompson, Siegel & Walmsley, Inc. (the "Adviser"), an investment counseling firm founded in 1969, serves as investment adviser to the Fund's TS&W Portfo-lios. The Adviser presently manages $5.1 billion in assets for institutional clients and high net worth individuals. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commis-sion. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500. The minimum for subsequent invest-ments is $100. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain excep-tions to the initial or minimum investment amounts may be permitted by the of-ficers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends, except the Fixed Income Portfolio, which will do so monthly and the International Equity Portfolio, which will do so annually. Each Portfolio will distribute any realized net capital gains annu-ally. Distributions will be reinvested in Portfolio shares automatically un-less an investor elects to receive cash distributions. (See "DIVIDENDS, CAPI-TAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES

  Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. Shares of the Portfolio may be exchanged for shares of the same class of any other Portfolio of the UAM Funds. (See "REDEMPTION OF SHARES" and "EX-CHANGE PRIVILEGE.")

ADMINISTRATIVE SERVICES
  UAM Fund Services Inc. ("UAMFSI"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing adminis-tration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolios' shares can be expected to fluctuate in response to changes in market and economic conditions as well as the financial condi-tions and prospects of the issuers in which the Portfolios invest. Prospective investors should consider the following: (1) The fixed income securities held by the Balanced, Fixed Income and International Equity Portfolios will be af-fected by general changes in interest rates that may result in an increase or decrease in the value of the Portfolios. The value of fixed income securities held by the Portfolios can be expected to vary inversely with changes in in-terest rates: as interest rates decline, the market value of fixed income se-curities tends to increase and vice versa; (2) The International Equity Port-folio may invest a portion of its assets in derivatives including futures con-tracts, options on futures contracts and options (See "OTHER INVESTMENT POLI-CIES"); (3) The Balanced and Fixed Income Portfolios may invest in securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P"). Such securities carry a high de-gree of credit risk and are considered speculative by the major rating agen-cies (See "INVESTMENT POLICIES -- BALANCED PORTFOLIO AND FIXED INCOME PORTFO-LIO"); (4) Each Portfolio may invest in securities of foreign issuers, which are subject to certain risks not typically associated with domestic issuers. Since the International Equity Portfolio may invest in foreign issuers of de-veloping countries, the Portfolio may be subject to additional risks associ-ated with investments in developing countries (See "OTHER INVESTMENT POLI-CIES"); (5) Although the International Equity Portfolio intends to emphasize investments in larger, more seasoned or established companies, the Portfolio may invest in companies with market capitalizations of $500 million or less. Investments in such small capitalization companies are more vulnerable to fi-nancial and other risks than larger capitalization companies and the securi-ties of such small capitalization companies may involve a higher degree of risk and price volatility than investments in the general equity markets; (6) In general, the Portfolios will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. High turnover may result in additional costs and the realization of capital gains (See "OTHER INVESTMENT POLICIES"); and (7) Each Portfolio may use various investment practices, including investing in repurchase agree-ments, when issued, forward delivery and delayed settlement securities and lending of securities. (See "OTHER INVESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS

  The following tables provide financial highlights for a share outstanding throughout each of the periods presented. The tables are part of the Portfo-lios' Financial Statements included in the Portfolios' 1997 Annual Report to Shareholders. The Financial Statements are included in the Portfolios' SAI. The Portfolios' Financial Statements have been audited by Price Waterhouse LLP. Their unqualified opinion on the Financial Statements is also included in the Portfolios' SAI. Please read the following information in conjunction with the Portfolios' 1997 Annual Report to Shareholders.

                             TS&W EQUITY PORTFOLIO

                                                                       JULY 17,**
                                  YEARS ENDED OCTOBER 31,                1992 TO
                          -------------------------------------------  OCTOBER 31,
                           1997     1996     1995     1994     1993       1992
                          -------  -------  -------  -------  -------  -----------
Net Asset Value,
 Beginning of Period....  $ 14.48  $ 12.47  $ 11.23  $ 11.02  $  9.65    $10.00
                          -------  -------  -------  -------  -------    ------
Income From Investment
 Operations:
Net Investment Income...     0.27     0.26     0.23     0.19     0.14      0.02
Net Realized &
 Unrealized Gain
 (Loss).................     3.25     2.34     1.34     0.33     1.36     (0.35)
                          -------  -------  -------  -------  -------    ------
Total From Investment
 Operations.............     3.52     2.60     1.57     0.52     1.50     (0.33)
                          -------  -------  -------  -------  -------    ------
Distributions:
Net Investment Income...    (0.27)   (0.26)   (0.22)   (0.18)   (0.13)    (0.02)
Net Realized Gain.......    (1.21)   (0.33)   (0.11)   (0.13)     --        --
                          -------  -------  -------  -------  -------    ------
Total Distributions.....    (1.48)   (0.59)   (0.33)   (0.31)   (0.13)    (0.02)
                          -------  -------  -------  -------  -------    ------
Net Asset Value, End of
 Period.................  $ 16.52  $ 14.48  $ 12.47  $ 11.23  $ 11.02    $ 9.65
                          =======  =======  =======  =======  =======    ======
Total Return............    26.31%   21.45%   14.32%    4.82%   15.62%    (3.30)%+
                          =======  =======  =======  =======  =======    ======
Ratios and Supplemental
 Data:
Net Assets, End of
 Period (Thousands).....  $95,582  $81,554  $60,352  $38,379  $30,953    $7,233
Ratio of Expenses to
 Average Net Assets.....     0.99%    1.01%    1.01%    1.10%    1.22%     1.25%*
Ratio of Net Investment
 Income to Average Net
 Assets.................     1.72%    1.93%    2.04%    1.74%    1.51%     1.25%*
Portfolio Turnover
 Rate...................       53%      40%      17%      23%      23%       17%
Average Commission
 Rate#..................  $0.0593  $0.0692      N/A      N/A      N/A       N/A
Voluntary Waived Fees
 and Expenses Assumed by
 the Adviser Per Share..      N/A      N/A      N/A      N/A      N/A    $ 0.02
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................     0.99%    1.01%    0.99%     N/A      N/A       N/A

-----------

 * Annualized.

** Commencement of operations.

 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.

 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

                      TS&W INTERNATIONAL EQUITY PORTFOLIO

                                     YEARS ENDED                DECEMBER 18,***
                                     OCTOBER 31,                    1992 TO
                          ------------------------------------    OCTOBER 31,
                            1997      1996     1995     1994         1993
                          --------  --------  -------  -------  ---------------
Net Asset Value,
 Beginning of Period....  $  14.22  $  13.22  $ 13.85  $ 12.54      $ 10.00
                          --------  --------  -------  -------      -------
Income From Investment
 Operations:
Net Investment Income...      0.07      0.10     0.13     0.07         0.05
Net Realized &
 Unrealized Gain
 (Loss).................      1.05      1.04    (0.31)    1.29         2.49
                          --------  --------  -------  -------      -------
Total From Investment
 Operations.............      1.12      1.14    (0.18)    1.36         2.54
                          --------  --------  -------  -------      -------
Distributions:
Net Investment Income...     (0.11)    (0.14)   (0.09)   (0.05)          --
Net Realized Gain.......     (0.09)       --    (0.36)      --           --
                          --------  --------  -------  -------      -------
Total Distributions.....     (0.20)    (0.14)   (0.45)   (0.05)          --
                          --------  --------  -------  -------      -------
Net Asset Value, End of
 Period.................  $  15.14  $  14.22  $ 13.22  $ 13.85      $ 12.54
                          ========  ========  =======  =======      =======
Total Return............      7.94%     8.71%    1.11%   10.87%       25.40%+**
                          ========  ========  =======  =======      =======
Ratios and Supplemental
 Data:
Net Assets, End of
 Period (Thousands).....  $115,500  $103,339  $77,553  $49,362      $28,030
Ratio of Expenses to
 Average Net Assets.....     1.30%      1.35%    1.32%    1.38%        1.37%*
Ratio of Net Investment
 Income to Average
 Net Assets.............     0.47%      0.84%    1.29%    0.70%        1.02%*
Portfolio Turnover
 Rate...................       45%        25%      23%      30%          11%
Average Commission
 Rate#..................  $  0.048  $ 0.0015      N/A      N/A          N/A
Voluntary Waived Fees
 and Expenses Assumed by
 the Adviser Per Share..       N/A       N/A      N/A      N/A      $  0.02
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................     1.30%      1.34%    1.30%     N/A          N/A

-----------

  * Annualized.

 ** Not Annualized.

*** Commencement of operations.

  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.

  # For the fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

                          TS&W FIXED INCOME PORTFOLIO

                                                                        JULY 17,**
                                  YEARS ENDED OCTOBER 31                  1992 TO
                          --------------------------------------------  OCTOBER 31,
                           1997     1996     1995     1994      1993       1992
                          -------  -------  -------  -------   -------  -----------
Net Asset Value,
 Beginning of Period....  $ 10.30  $ 10.42  $  9.60  $ 10.75   $ 10.09    $10.00
                          -------  -------  -------  -------   -------    ------
Income From Investment
 Operations:
Net Investment Income...     0.59     0.56     0.56     0.47      0.44      0.06
Net Realized &
 Unrealized Gain
 (Loss).................     0.24    (0.12)    0.82    (1.05)     0.68      0.07
                          -------  -------  -------  -------   -------    ------
Total From Investment
 Operations.............     0.83     0.44     1.38    (0.58)     1.12      0.13
                          -------  -------  -------  -------   -------    ------
Distributions:
Net Investment Income...    (0.59)   (0.56)   (0.56)   (0.47)    (0.46)    (0.04)
Net Realized Gain.......       --       --       --    (0.10)       --        --
                          -------  -------  -------  -------   -------    ------
Total Distributions.....    (0.59)   (0.56)   (0.56)   (0.57)    (0.46)    (0.04)
                          -------  -------  -------  -------   -------    ------
Net Asset Value, End of
 Period.................  $ 10.54  $ 10.30  $ 10.42  $  9.60   $ 10.75    $10.09
                          =======  =======  =======  =======   =======    ======
Total Return............     8.40%    4.40%   14.73%   (5.46)%   11.31%     1.31%+
                          =======  =======  =======  =======   =======    ======
Ratios and Supplemental
 Data:
Net Assets, End of
 Period (Thousands).....  $67,987  $61,692  $46,677  $32,118   $28,987    $9,385
Ratio of Expenses to
 Average Net Assets.....     0.72%    0.77%    0.76%    1.02%     1.15%     1.30%*
Ratio of Net Investment
 Income to Average Net
 Assets.................     5.79%    5.50%    5.56%    4.73%     4.39%     4.70%*
Portfolio Turnover
 Rate...................       36%      59%      25%      27%       83%        5%
Voluntary Waived Fees
 and Expenses Assumed by
 the Adviser Per Share..      N/A      N/A      N/A      N/A       N/A    $ 0.02
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................     0.72%    0.77%    0.75%     N/A       N/A       N/A

-----------
 * Annualized.

** Commencement of operations.
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.

                             INVESTMENT OBJECTIVES

  BALANCED PORTFOLIO. The objective of the Balanced Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of established compa-nies and investment grade fixed income securities. The proportion of the Port-folio's assets invested in fixed income or common stocks will vary as market conditions warrant. A typical asset mix for the Portfolio, however, is ex-pected to be 55% common stocks, 35% fixed income securities and 10% cash equivalents. Cash equivalent investments will be maintained when deemed appro-priate by the Adviser. The Portfolio's total return will consist of both in-come and capital return, the relative proportions of which will vary according to the Portfolio's underlying investments.

  EQUITY PORTFOLIO. The objective of the Equity Portfolio is to provide maxi-mum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of relatively large com-panies. The Adviser intends to seek companies with above-average financial characteristics in terms of balance sheet strength and profitability levels, and which, in the Adviser's opinion, are undervalued at the time of purchase. Capital return is likely to be the predominant component of the Portfolio's total return.

  INTERNATIONAL EQUITY PORTFOLIO. The objective of the International Equity Portfolio is to provide maximum long-term total return consistent with reason-able risk to principal, by investing in a diversified portfolio of common stocks of primarily non-United States issuers on a world-wide basis. Under normal circumstances, the Adviser will emphasize established companies in in-dividual foreign markets and attempt to stress companies and markets which, in its opinion, are undervalued. Capital return is expected to be the predominant component of the Portfolio's return.

  FIXED INCOME PORTFOLIO. The objective of the Fixed Income Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in investment grade fixed income securities of varying maturities. These include securities of the U.S. Government and its agencies, corporate bonds, collateralized mortgage obligations ("CMOs"), mort-gage-backed securities, and various short term instruments such as commercial paper, Treasury bills and certificates of deposit. Income return is expected to be a predominant portion of the Portfolio's total return. The capital re-turn from the Portfolio will vary according to, among other factors, interest rate changes and the average maturity (duration) of the Portfolio.

                              INVESTMENT POLICIES

  BALANCED PORTFOLIO. The Balanced Portfolio is designed to provide a single vehicle with which to participate in the Adviser's equity and fixed income strategies combined with the Adviser's asset allocation decisions. The Bal-anced Portfolio seeks to achieve its objective by investing in a combination of stocks, bonds, and other short-term cash equivalents. A typical asset mix of the Portfolio is expected to be 55% equities, 35% fixed income securities and 10% cash equivalents. However, depending upon market conditions, the mix may vary, and cash equivalent investments will be maintained when deemed ap-propriate by the Adviser. Under normal conditions, the range of exposure to fixed income securities is expected to be 25% to 40% of the Portfolio, and the range of exposure to equity securities is expected to be 40% to 70%. However, at least 25% of the Portfolio's total assets will always be invested in fixed income senior securities including debt securities and preferred stocks.

  The Fund has obtained permission from the Securities and Exchange Commission ("SEC") to invest up to 15% of the total assets of the Balanced Portfolio in the International Equity Portfolio. Such investment would be in addition to, or as an alternative to, investing in shares of foreign based companies.

  Equity and fixed income securities are selected using approaches identical to those set forth below under "Investment Policies" for the Equity Portfolio and the Fixed Income Portfolio.

  EQUITY PORTFOLIO. The Equity Portfolio seeks to achieve its objective by in-vesting at least 65% of its assets under normal circumstances in a diversified portfolio of common stocks of companies that are relatively large in terms of revenues and assets and in companies with market capitalizations that exceed $300 million. Although the Equity Portfolio's holdings are drawn primarily from large company common stocks, the Portfolio may also invest in equity se-curities of other issuers and equity securities of issuers in a wide variety of industries when deemed appropriate by the Adviser. The Portfolio may also invest in convertible bonds or convertible preferred stocks.

  The Adviser pursues a relative value-oriented philosophy and attempts to be risk averse believing that preserving capital in weak market environments should lead to above-average returns over the long run. Typically, the Adviser prefers to invest in stocks of companies that possess above-average financial characteristics in terms of balance sheet strength and profitability measures and yet are attractively valued relative to the market. Normally, the Portfo-lio will be diversified and contain quality securities on balance.

  The Adviser's stock selection process combines an economic top-down approach with valuation and fundamental analysis. Through economic analysis, the Ad-viser attempts to assess which areas of the economy are expected to exhibit relative strength. Input for economic analysis is derived from a detailed analysis of the economy and from an analysis of historical corporate earnings trends, both prepared internally. Through valuation analysis, the Adviser at-tempts to seek out sectors, industries and companies in the market which rep-resent areas of undervaluation. Tools and measures utilized include a dividend discount model and relative value screens as well as other traditional mea-sures of value including price/earnings ratios, price to book ratios and divi-dend yields. Fundamental analysis is performed on industries and companies in order to verify their potential attractiveness for investment. The Adviser at-tempts to purchase stocks of companies which should benefit from economic trends which are attractively valued relative to their fundamentals and other companies in the market.

  Securities are sold when economic, valuation, and fundamental criteria are no longer met, when more attractive alternatives are found, or when risk free returns from cash equivalents appear to be more attractive.

  As risks in the marketplace increase, cash reserves can be used for defen-sive purposes. Under normal circumstances, it is anticipated that cash re-serves will represent a relatively small percentage of the Portfolio's assets as market timing is not a part of the Adviser's investment strategy.

  The Adviser anticipates that the majority of the investments in the Portfo-lio will be in United States based companies. However, shares of foreign based companies may be purchased, if they pass the selection process outlined above. The Portfolio may invest up to 20% of its assets in shares of foreign based companies through sponsored American Depositary Receipts ("ADRs"). (See "FOR-EIGN INVESTMENTS.")

  INTERNATIONAL EQUITY PORTFOLIO. The International Equity Portfolio seeks to achieve its objective by investing primarily in a diversified Portfolio of common stocks of non-United States issuers on a worldwide basis. Generally, the International Equity Portfolio will invest in equity securities of estab-lished companies listed on U.S. or foreign securities exchanges, but it may also invest in securities traded over-the-counter. Although larger, more sea-soned or established companies will be emphasized, investments will include companies of varying size as measured by assets, sales or capitalization. The Portfolio may also invest in convertible bonds, convertible preferred stocks, non-convertible preferred stocks, and fixed income securities of governments, government agencies, supranational agencies and companies when the Adviser be-lieves the potential for total return will equal or exceed that available from investments in equity securities. These debt securities include those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or those of equiva-lent quality as determined by the Adviser. Bonds rated Baa or BBB may possess speculative characteristics and may be more sensitive to changes in the econ-omy and the financial condition of issuers than higher rated bonds. Fixed in-come securities also may be held for temporary defensive purposes when the Adviser believes market conditions so warrant and for temporary in-vestment. Similarly, the Portfolio may invest in cash equivalents for tempo-rary defensive purposes and for liquidity. The Portfolio may invest in closed-end investment companies holding foreign securities. The Portfolio may pur-chase and sell options on any of these securities.

  The Portfolio seeks to invest in companies the Adviser believes will benefit from global trends, promising business or product developments and specific country opportunities resulting from changing economic, social and political trends. In the process of selecting securities, the Adviser stresses economic analysis, fundamental security analysis and valuation analysis. It is expected that investments will be diversified throughout the world and within markets to minimize specific country and currency risks. While investments will be made primarily in securities of companies domiciled in developed countries, investments will also be made in developing countries as well. Under normal circumstances, the Portfolio will invest at least 65% of its assets in equity securities of foreign companies representing at least three countries other than the United States.

  The Portfolio, to a limited extent, may enter into futures contracts and may purchase and sell put and call options on such contracts for hedging purposes. The Portfolio may enter into forward foreign currency exchange contracts for hedging purposes and purchase foreign currencies in the form of bank deposits. See "OTHER INVESTMENT POLICIES" for a discussion of these policies and a de-scription of special considerations and risks associated with investments in foreign issues.

  FIXED INCOME PORTFOLIO. The Fixed Income Portfolio seeks to achieve its ob-jective by investing at least 65% of its assets in a diversified mix of in-vestment grade fixed income securities of varying maturities including securi-ties of the U.S. Government and its agencies, corporate bonds, CMOs, mortgage-backed securities, asset-backed securities, and various short-term instruments such as commercial paper, Treasury bills and certificates of deposit.

  Investment grade bonds are generally considered to be those bonds having one of the four highest grades assigned by Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB). Bonds rated Baa or BBB may possess speculative character-istics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. Mortgage-backed securities in which the Portfolio may invest will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest or are sufficiently seasoned to be considered by the Adviser to be of investment grade quality.

  It is the Adviser's intention that the Portfolio's investments will be lim-ited to the investment grades described above. However, up to 20% of the Port-folio's assets may consist of securities rated Ba or B by Moody's or BB or B by S&P if, in the Adviser's judgment, maintaining a position in the securities is warranted. The Adviser also reserves the right to retain securities which are downgraded by one or both of the rating agencies, if in the Adviser's judg-ment, the retention of securities is warranted. In addition, the Adviser may invest in preferred stocks and convertible securities. In the case of convert-ible securities, the conversion privilege may be exercised but the common stocks received will be sold.

  Securities rated less than Baa by Moody's or BBB by S&P are classified as non-investment grade securities. Such securities, which are commonly known as "junk bonds," carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and S&P definitions for speculative grade debt obligations:

  MOODY'S:--Ba rated bonds have "speculative elements," their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded." B rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small."

  S&P:--BB rated bonds have "less near-term vulnerability to default" than B or CCC rated securities but face "major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B rated bonds have a "greater vulnerability to default" than BB rated bonds and the ability to pay interest or principal will likely be impaired by adverse business condi-tions.

  Credit quality of bonds in such ratings categories can change unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. It is the Portfolio's policy not to rely primarily on ratings issued by established credit rating agencies but to utilize such ratings in conjunction with the Adviser's own independent and on-going review of credit quality.

  The Adviser expects to actively manage the Portfolio in order to meet the investment objectives. The Adviser attempts to be risk averse believing that preserving principal in periods of rising interest rates should lead to above-average returns over the long run. The structure of the Portfolio will be largely determined by the Adviser's assessment of current economic conditions and trends, the Federal Reserve Board's management of monetary policy, fiscal policy, inflation expectations, government and private credit demands and global conditions. Once these factors have been carefully analyzed, an inter-nally generated outlook for the direction of interest rates is formulated and the maturity/duration of the Portfolio will be adjusted to reflect the Advis-er's outlook. Under normal market conditions, the weighted maturity range over a complete economic cycle will shift between six and twelve years. The dura-tion range over a similar time period will be four to six years.

  The Adviser also attempts to emphasize relative values within selected matu-rity ranges. Interest rate spreads between different quality ranges, by types of issues and within coupon areas are monitored, and the Portfolio will be structured to take advantage of relative values within these areas. Marketability of indi-vidual issues and diversification within the Portfolio will be emphasized.

  While the Adviser anticipates that the majority of the assets of the Portfo-lio will be U.S. dollar denominated securities, up to 20% of the Portfolio's assets may consist of obligations of foreign governments, agencies, or corpo-rations denominated either in U.S. dollars or foreign currencies. The credit quality standards applied to foreign obligations are the same as those applied to the selection of U.S. based securities. (See "FOREIGN INVESTMENTS" for a more detailed description of the risks involved.)

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or if unrated, determined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of a Portfolio. Each Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by each Portfolio.

  The Fund has received permission from the SEC to deposit the daily uninvested cash balances of the Fund's Portfolios, as well as cash for invest-ment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collater-alized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By entering into these investments on a joint basis, a Portfolio may earn a higher rate of return on investments rela-tive to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPA-NIES.")

REPURCHASE AGREEMENTS

  Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause a Port-folio to experience a loss or delay in the liquidation of the collateral se-curing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be managed through stringent secu-rity selection criteria and careful monitoring procedures. The Fund has re-ceived permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint ba-sis. By entering into joint repurchase agreements, a Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agree-ments. Each Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT TERM INVESTMENTS.")

LENDING OF SECURITIES

  Each Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. A Portfolio will not loan securities to the extent that greater than one-third of its total assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is subject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Directors. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered by the Adviser in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Directors. The Portfolios will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  Each Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a Portfolio until it receives delivery or payment from the other party to any of the above transactions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. Each Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  Each Portfolio may engage in these types of purchases in order to buy secu-rities that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER

  In addition to Portfolio trading costs, higher rates (100% or more) of port-folio turnover may result in the realization of capital gains. (See "DIVI-DENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxa-
tion). The Portfolios will not normally engage in short-term trading, but each reserves the right to do so. The tables set forth in "Financial Highlights" present the Portfolios' historical portfolio turnover rates.

INVESTMENT COMPANIES
  Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio, provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders.

FOREIGN INVESTMENTS
  Investing in foreign companies may involve special considerations not typi-cally associated with investing in U.S. companies. Since the securities of foreign companies are normally denominated in foreign currencies, the Portfo-lio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conver-sions between various currencies.

  The International Equity Portfolio may invest a portion of its assets in de-veloping countries. The economies of individual developing countries may dif-fer favorably or unfavorably from the United States economy in growth of gross domestic product, rate of inflation, currency depreciation, capital reinvest-ment, resource self sufficiency and balance of payments position. Economies of developing countries generally are heavily dependent upon international trade and have been and may continue to be adversely affected by trade barriers, ex-change controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also may have been or may continue to be adversely af-fected by economic conditions in the countries with which they trade.

  The International Equity Portfolio may invest in forward foreign currency exchange contracts in order to protect against uncertainty in the level of fu-ture foreign exchange rates in the purchase and sale of investment securities. This Portfolio may not enter into such contracts for speculative purposes. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts, which protect the value of this Portfolio's investment securities against a decline in the value of a curren-cy, do not eliminate fluctuations caused by changes in the local currency prices of the securities. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might be realized should the value of such currency in-crease.

  As non-U.S. companies are not generally subject to uniform accounting, au-diting and financial reporting standards and practices comparable to those ap-plicable to U.S. companies, comparable information may not be readily avail-able about certain foreign companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. compa-nies. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. in-vestments in those countries. Additionally, there may be difficulty in ob-taining and enforcing judgments against foreign issuers.

  Although the Portfolio will endeavor to achieve the most favorable execution costs in portfolio transactions in foreign securities, commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

  Certain foreign governments levy withholding taxes against dividend and in-terest income. Although in some countries a portion of the taxes is recover-able, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising its investments.

FUTURES CONTRACTS AND OPTIONS

  In order to remain fully invested and to reduce transaction costs, the In-ternational Equity Portfolio may invest in stock and bond futures and interest rate futures contracts. Because transaction costs associated with futures and options may be lower than the costs of investing in stocks and bonds directly, the use of index futures and options to facilitate cash flows may reduce this Portfolio's overall transaction costs.

  The International Equity Portfolio will not enter into futures contract transactions provided that immediately thereafter, the sum of its initial mar-gin deposits on open contracts exceeds 5% of the market value of its total as-sets. In addition, this Portfolio will not enter into futures contracts pro-vided that its outstanding obligations to purchase securities under these con-tracts in combination with its outstanding obligations with respect to options transactions would exceed 5% of its total assets. The International Equity Portfolio will engage in futures and/or options transactions only for hedging purposes and not for speculative purposes.

  Futures and options can be volatile and involve various degrees and types of risk. If the Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with its investments, use of futures and options contracts could result in a loss. The Portfolio could also suffer losses if it is unable to liquidate its position due to an illiquid second market. In the opinion of the Fund's Board of Directors, the risk that the Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transac-tions traded on national exchanges and for which there appears to be a liquid secondary market.

DURATION
  Duration is a measure of the expected timing of the cash flows (principal and interest) of a fixed income security. It was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Most debt obligations provide interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also have call provisions. De-pending on the relative magnitude of these payments, the market values of debt obligations may respond differently to changes in the level and structure of interest rates.

INTEREST RATES AND CURRENCY SWAPS
  The International Equity Portfolio may enter into interest rate and/or cur-rency swaps. An interest rate swap is an agreement to exchange the interest income generated by one fixed income instrument for the interest income gener-ated by another fixed income instrument. The currency swaps in which this Portfolio will engage will generally involve an agreement to pay interest streams calculated by reference to interest income linked to a specified index in one currency in exchange for a specified index in another currency.

  The use of interest rate swaps involves investment techniques and risks dif-ferent from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Portfolio will be less favorable than it would have been if this investment technique were never used. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.

  The International Equity Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Portfolio may also enter into these transactions to pro-tect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. Since a segregated account is main-tained with respect to all interest rate and currency swaps, the Adviser be-lieves that such obligations do not constitute senior securities (as defined in the 1940 Act) and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions.

RESTRICTED SECURITIES
  Each Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Directors, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Portfolio's investment limitations. A Portfolio will invest no more than 10% of its net assets in illiquid securities. The prices realized from the sales of these securities could be less than those originally paid by the Portfolio or less than what would be considered fair value of such securities.

  Except as specified above and as described under "Investment Limitations," the foregoing investment policies are not fundamental and the Fund's Directors may change such policies without an affirmative vote of a "majority of the outstanding voting securities of a Portfolio," as defined in the 1940 Act.

                            INVESTMENT LIMITATIONS

  Each Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the se-curities of companies that have (with predecessors) a continuous op-erating history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies when the Portfolio adopts a temporary defensive position;

  (e) make loans except (1) by purchasing bonds, debentures or similar obli-gations which are publicly distributed, including repurchase agree-ments; provided however, that repurchase agreements maturing in more than seven days, together with securities which are not readily mar-ketable, will not exceed 10% of the Portfolio's total assets (15% for the Balanced Portfolio), or (2) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act and the rules and regulations or interpretations of the SEC thereunder;

  (f) (1) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets (33 1/3% for the Balanced Portfolio) valued at the lower of market or cost, and (2) a Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% (33 1/3% for the Balanced Portfolio) of its total assets at fair market value.

  The investment objective of each Portfolio is fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of that Portfolio. All of the above investment limitations are fundamental for the Equity, International Equity and Fixed Income Portfolios. With respect to the Balanced Portfolio, only limitations (a), (b), (d), (e) and (f.1) are fun-damental. A fundamental investment limitation may be changed only with the ap-proval of the holders of a majority of the outstanding shares of that Portfo-lio. A non-fundamental one may be changed by the Fund's Board of Directors upon reasonable notice to investors. The Portfolios' investment policies de-scribed in this Prospectus and in the SAI are not fundamental and may be changed by the Fund's Board of Directors upon reasonable notice to investors. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in per-centage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the Fund or a designated Service Agent. (See "VALUATION OF SHARES.") The minimum initial investment is $2,500. The minimum initial in-vestment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions may be permitted by the officers of the Fund.

  Shares of the Portfolios may be purchased by customers of brokers-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, which would not be imposed if shares of the Portfolio were pur-chased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not available to a share-holder dealing directly with the Fund. A salesperson and any other person en-titled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents, or if applicable, their designees, that have entered into agreements with the Fund or its agent may enter confirmed purchase or redemp-tion orders on behalf of clients and customers, with payment to follow no later than the Portfolio's pricing on the following business day. If payment is not received by the Fund's Sub-Transfer Agent, Chase Global Funds Services Company by such time, the Service Agent could be held liable for resulting fees or losses. A Portfolio may be deemed to have received a purchase or re-demption order when a Service Agent, or, if applicable, its authorized desig-nee, accepts the order. Orders received by the Fund in proper form will be priced at the Portfolio's net asset value next computed after they are ac-cepted by the Service Agent or its authorized designee. Service Agents are re-sponsible to their customers and the Fund for timely transmission of all sub-scription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

  BY MAIL

  . Complete and sign an Application and mail it, together with a check pay-able to "UAM Funds" to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined af-ter receipt. Payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment. The Fund will not accept third-party checks to pur-chase shares of the Portfolios. If you purchase shares by check, please be sure that your check is made payable to the "UAM Funds."

  BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. The call must be received prior to the close of regu-lar trading on the NYSE (generally 4:00 p.m. Eastern Time) to receive that day's price. An account number and a wire control number will then be provided to you in addition to wiring instructions. Next,

  . Instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                          Ref: Portfolio Name
                          Your Account Number
                           Your Account Name
                          Wire Control Number

                (assigned by the UAM Funds Service Center)

  . Forward a completed Application to the UAM Funds Service Center at the address shown thereon as soon as possible. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

  . To be sure that a bank wire order is received on the same day it is sent, an investor's bank should wire funds as early in the day as possi-ble. The bank sending funds may charge for this service. The Fund's agent reserves the right to charge investors for receipt of wired funds, but no charge is currently imposed by this service. It is necessary to obtain a new wire control number every time money is wired into an ac-count in the Portfolio. Wire control numbers are effective for one transaction only and cannot be used more than once. Wired money that is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

ADDITIONAL INVESTMENTS
  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds") at the above address or by wiring monies to the Custodian Bank using the instructions out-lined above. When making additional investments, be sure that your account number, account name, and the selected Portfolio are specified on the check or wire. Prior to wiring additional investments, notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

PURCHASE BY ACH

  If you have made this election, shares of the Portfolio may be purchased via Automated Clearing House ("ACH"). Investors purchasing via ACH should complete the appropriate sections of the Account Application and attach a voided check or deposit slip to the Account Application. This option must be established on your account at least 15 days prior to your initiating an ACH transaction. (See "SHAREHOLDER SERVICES -- AUTOMATIC INVESTMENT PLAN.")

OTHER PURCHASE INFORMATION

  Investments received by the close of regular trading on the NYSE (generally 4 p.m. Eastern Time) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole discretion, to suspend the offering of shares of each Portfolio or to reject purchase orders when, in the judgment of man-agement, such suspension or rejection is in the best interests of the Fund. The Portfolios are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Portfolio's performance and its shareholders. Accordingly, if the Fund's management deter-mines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any purchase request, with respect to such investor's account. Such investors also may be barred from purchasing other Portfolios of the Fund. Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as de-scribed in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. Shares is-sued by a Portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

  . at the time of the exchange, such securities are eligible to be included in the Portfolio (current market quotations must be readily available for such securities);

  . the investor represents and agrees that all securities offered to be ex-changed are not subject to any restrictions upon their sale by the Port-folio under the Securities Act of 1933, or otherwise; and

  . the value of any such securities (except U.S. Government securities) be-ing exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio im-mediately after the transaction.

  Investors who are subject to federal taxation may realize a gain or loss for federal income tax purposes upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of each Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address redemption requests to the UAM Funds Service Center. Requests to re-deem shares must include:

  . share certificates, if issued;

  . a letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

  . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

  . any other supporting legal documents, if required in the case of es-tates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

  . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Applica-tion; and

  . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

  . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed); and

  . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instruction if the Fund or Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

  . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

  . redemptions where the proceeds are to be sent to someplace other than the registered address; or

  . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION

  The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the UAM Funds Service Center of a redemption request in proper form. Although the Fund will redeem shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a pe-riod of up to fifteen days after their purchase, pending determination that the check has cleared. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds. The Fund may suspend the right of redemption or post-pone the date at times when either the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the SEC.

  If the Fund's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may in-cur brokerage charges on the sale of portfolio securities received in payment of redemptions.

  The Portfolios reserve the right to liquidate any account that is below fifty percent of the required minimum initial investment amount for a Portfo-lio as set forth in the Prospectus, where the reduction in value has occurred due to a redemption or exchange out of the account. If at any time your total investment does not have a value of at least fifty percent of the required minimum initial investment amount, you may be notified that the value of your account is below the Portfolio's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the ac-count is liquidated. Retirement accounts and certain other accounts will not be subject to automatic liquidation. Reductions in value that result solely from market activity will not trigger an involuntary redemption.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of each Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio. (See the list of Portfo-lios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind for ex-changes. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives and policies of the Portfolio to be purchased. For a copy of the Prospectus for the Portfolio(s) in which you are interested, contact the UAM Funds Service Center. Exchanges can only be made with Portfolios that are qualified for sale in a sharehold-er's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the NYSE will be processed on the next business day. The Fund may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request. If the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any exchange request, with respect to such invest-or's account. Such investors also may be barred from exchanging into other Portfolios of the Fund. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTIONS OF SHARES BY TELEPHONE." An exchange into another UAM Funds Portfolio may result in a capi-tal gain or loss for income tax purposes.

AUTOMATIC INVESTMENT PLAN

  An Automatic Investment Plan permits shareholders of a Portfolio with a min-imum value of $2,500 or more to purchase shares automatically (minimum of $100 per transaction) at regular intervals selected by the shareholder. Provided the shareholder's bank or other financial institution allows automatic with-drawals, shares are purchased by transferring funds via the Automated Clearing House ("ACH"). Investments made through ACH will be automatically transferred from a shareholder's checking, bank money market or NOW account designated by the shareholder. Such withdrawals are made electronically, if the sharehold-er's bank or financial institution so permits, or by pre-authorized checks or drafts drawn on the shareholder's bank or other account. The bank or financial institution must be a member of ACH. At the shareholder's option, the account designated will be debited in the specified amount, and shares will be pur-chased monthly or quarterly.

  To establish an Automatic Investment Plan, a shareholder must complete the appropriate sections of the Account Application and mail it to Chase Global Funds Services Company. A shareholder may cancel his/her participation or change the amount of purchase at any time by mailing written notification to Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798 and notification generally will be effective three business days following re-ceipt. The Fund may modify or terminate this privilege at any time, or may charge a service fee, although no such fee currently is contemplated.

SYSTEMATIC WITHDRAWAL PLAN

  Any shareholder whose account balance totals at least $10,000 may establish a Systematic Withdrawal Plan under which an amount pre-determined by the shareholder (but at least $100) is automatically redeemed from the sharehold-er's account either monthly or quarterly. A shareholder may participate in the Systematic Withdrawal Plan by using ACH. Redemptions made through ACH will be automatically transferred to the shareholder's bank or other similar financial institution account or a properly designated third party. The bank or finan-cial institution must be a member of ACH. Redemptions ordinarily are made on the third business day of the month and payments ordinarily will be transmit-ted within five business days after the redemption date. Because the prices of Fund shares fluctuate, the number of shares redeemed to finance systematic withdrawal payments of a given amount will vary from payment to payment. If a shareholder owns shares in more than one Portfolio, the shareholder must des-ignate the Portfolio from which the redemptions under a Systematic Withdrawal Plan should be made. A Systematic Withdrawal Plan may be terminated or suspended at any time by the Fund. A shareholder may elect at any time, in writing, to terminate participation in the Systematic Withdrawal Plan. Such written election must be sent to and received by the Fund before a termination becomes effective. There is currently no charge to the shareholder for a Systematic Withdrawal Plan.

                              VALUATION OF SHARES

  The net asset value of each class of each Portfolio is determined by divid-ing the value of the Portfolio's assets attributable to the class, less any liabilities attributable to the class, by the number of shares outstanding at-tributable to the class. The net asset value per share of each class of each Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

  Securities purchased with remaining maturities of 60 days or less are valued at amortized cost using methods approved by the Board of Directors.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolios measure performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Yield and total return are calcu-lated separately for each class of a Portfolio.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Portfolios' performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolios' SAI. This information may also be included in sales literature and advertising.

  The Portfolios' Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. For a free copy contact the UAM Funds Service Center at the address or telephone number listed on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Balanced and Equity Portfolios will normally distribute substantially all of their net investment income (for tax purposes) to shareholders in quar-terly dividends. The International Equity Portfolio will normally distribute substantially all of its net investment income (for tax purposes) to share-holders in an annual dividend. The Fixed Income Portfolio declares dividends daily and will normally distribute substantially all of its net investment in-come (for tax purposes) to shareholders in monthly dividends. If any net capi-tal gains are realized, each Portfolio will normally distribute them annually.

  All dividends and capital gains distributions will be automatically rein-vested in additional shares of each Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  Each Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it

(but not its shareholders) to be exempt generally from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, each Portfolio must, among other things, distribute substantially all of its ordi-nary income and net capital gains on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term or mid-term capital gains distributions are taxed as long-term or mid-term capital gains, as the case may be. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year.

  The Fund is required by federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by each Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce each Portfolio's dividends but are included in the taxable income reported on your tax statement if each Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

                              INVESTMENT ADVISER

  Thompson, Siegel & Walmsley, Inc. is a Virginia corporation formed in 1969 and is located at 5000 Monument Avenue, Richmond, Virginia 23230. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), a holding company, and provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals. As of December 31, 1997, the Adviser had $5.1 billion in assets under management. For further information on Thompson, Siegel & Walmsley's investment services, please call (804) 353-4500.

  The Thompson, Siegel & Walmsley, Inc. team of investment professionals is as follows:

  JOHN T. SIEGEL, CFA -- Managing Director -- Princeton University, B.A., 1961; U.S. Navy, Officer, 1961-1965; University of Virginia Graduate School of Business Administration, M.B.A., 1967; Chartered Financial Analyst; Chartered Investment Counsel; Co-founder of Thompson, Siegel & Walmsley, Inc. in 1969.

  MATTHEW G. THOMPSON, CFA -- Managing Director -- Washington & Lee Universi-ty, B.S. Commerce, 1964; University of Virginia Graduate School of Business Administration, M.B.A., 1966; Chartered Financial Analyst; Chartered Invest-ment Counsel; Co-founder of Thompson, Siegel & Walmsley, Inc. in 1969.

  JERRY W. JENKINS -- Senior Vice President -- Hampden-Sydney College, B.A. Economics, 1967; National Graduate Trust School, Northwestern University, 1972; The Executive Program, The Darden School, University of Virginia, 1982; Thompson, Siegel & Walmsley, Inc. 1993 -- Present.

  HORACE P. WHITWORTH, II, CFA, CPA -- Vice President -- University of Virgin-ia, B.S. Commerce, 1978; Chartered Financial Analyst; Chartered Investment Counsel; Thompson, Siegel & Walmsley, Inc., 1986 -- Present.

  PAUL A. FERWERDA, CFA -- Vice President -- Auburn University, B.S. Finance, 1979; Duke University, Fuqua School of Business, M.B.A., 1982; Chartered Fi-nancial Analyst; Chartered Investment Counsel; Thompson, Siegel & Walmsley, Inc., 1987 -- Present.

  PETER D. HARTMAN, CFA -- Vice President -- University of North Carolina, B.S. Business Administration, 1975; State University of New York, M.A., 1980; Chartered Financial Analyst; Thompson, Siegel & Walmsley, Inc., 1991 -- Pres-ent.

  CHARLES A. GOMER, III -- Vice President -- University of North Carolina, Chapel Hill, A.B., 1971; University of Richmond, M.S., 1978; Thompson, Siegel & Walmsley, Inc. 1991 -- Present.

  G.D. ROTHENBERG, CFA -- Vice President -- University of Virginia, B.A., 1975; UCLA Graduate School of Management, M.B.A., 1979; Chartered Financial Analyst; Chartered Investment Counsel; Thompson, Siegel & Walmsley, Inc., 1992 -- Present.

  ELIZABETH CABELL JENNINGS, CFA -- Vice President -- The College of William and Mary, B.A. Economics, 1985; Chartered Financial Analyst; Chartered Invest-ment Counsel; Thompson, Siegel & Walmsley, Inc., 1986 -- Present.

  ALAN C. ASHWORTH, CFA -- Vice President -- The College of William and Mary, B.B.A. Management, 1985; Chartered Financial Analyst; Thompson, Siegel & Walmsley, Inc., 1987 -- Present.

  STUART R. DAVIES, CFA -- Vice President -- Birmingham-Southern College, B.S. Chemistry/Economics, 1985; Virginia Commonwealth University, M.S. Finance, 1994; Chartered Financial Analyst; Chartered Investment Counsel; Thompson, Siegel & Walmsley, Inc. 1992 -- Present.

  JOHN G. JORDAN, III, CFA -- Portfolio Manager/Analyst -- University of Vir-ginia, B.S., Commerce, 1990; Chartered Financial Analyst; Chartered Investment Counsel; Thompson, Siegel & Walmsley, Inc., 1991 -- Present.

  J. SHELTON HORSLEY, IV, Portfolio Manager/Analyst -- University of Virginia, B.A., 1985; University of Virginia, M.B.A., 1991; Thompson, Siegel & Walmsley, Inc., 1994 -- Present.

  BRANDON H. HARRELL, CFA -- Portfolio Manager/Analyst -- Wake Forest Univer-sity, B.A. Economics, 1982; George Mason University, M.B.A., 1990; Chartered Financial Analyst; Thompson, Siegel & Walmsley, Inc., 1996 --Present.

  A. GORDON GOODYKOONTZ, CFA -- Senior Vice President -- Virginia Polytechnic Institute, BA Business, 1962; University of Virginia, MBA, 1966; Chartered Fi-nancial Analyst; Thompson, Siegel & Walmsley, Inc. 1997 -- Present.

  Investment committees are primarily responsible for the day-to-day manage-ment of the Balanced, Equity and Fixed Income Portfolios. G.D. Rothenberg and Stuart R. Davies are primarily responsible for the day-to-day management of the International Equity Portfolio and have been since its inception in Decem-ber of 1992. Prior to joining the Adviser in 1992, Mr. Davies served in the capacities of Vice President, Portfolio Manager and Securities Analyst at Cap-itoline Investment Services, Inc. Prior to joining the Adviser in 1992, Mr. Rothenberg was involved in international investment management at Scudder, Stevens & Clark, Inc.

  Under Investment Advisory Agreements with the Fund dated as of November 25, 1991, November 3, 1992 and April 21, 1997, the Adviser manages the investment and reinvestment of the assets of the Portfolios. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is sub-ject to the control and supervision of the Fund's Board of Directors.

  As compensation for its services as an Adviser, each Portfolio pays the Ad-viser an annual fee, in monthly installments. The fee is calculated by apply-ing the following annual percentage rates to each Portfolio's average daily net assets for the month:

                                                                           RATE
                                                                           ----
   Balanced Portfolio..................................................... 0.65%
   Equity Portfolio....................................................... 0.75%
   International Equity Portfolio......................................... 1.00%
   Fixed Income Portfolio................................................. 0.45%

  The Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, a Portfolio or any Class of Shares of a Port-folio. Payments made for any of these purposes may be made from its revenues, its profits or any other source available to it. When such service arrangements are in effect, they are made generally available to all qualified service prov-iders.

  The Distributor, the Adviser, and certain of their affiliates also partici-pate, at the date of this prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and shareholder services of its Consulting Group and receives .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eli-gible customer accounts in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it provides to certain de-fined contribution plan shareholders that are not otherwise provided by UAMFSI.


                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mu-tual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  The Portfolio pays UAMFSI a two part monthly fee: a Portfolio specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio specific fees are calculated from the aggregate net assets of each Portfolio:

                                                                           RATE
                                                                           ----
   Balanced Portfolio..................................................... 0.06%
   Equity Portfolio....................................................... 0.06%
   International Equity Portfolio......................................... 0.06%
   Fixed Income Portfolio................................................. 0.04%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined UAM Funds net assets;

  0.11 of 1% of the next $800 million of combined UAM Funds net assets;

  0.07 of 1% of combined UAM Funds net assets in excess of $1 billion but less than $3 billion;

  0.05 of 1% of combined UAM Funds net assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee in-creases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, with its prin-cipal office located at 211 Congress Street, Boston, Massachusetts 02110, dis-tributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent for the Fund, agrees to use its best efforts as sole distributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Portfo-lios included in this Prospectus. The Agreement continues in effect so long as it is approved at least annually by the Fund's Board of Directors. Those approving the Agreement must include a majority of Directors who are neither parties to such Agreement nor interested persons of any such party. The Agree-ment provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, its SAIs and its reports to shareholders.

                             PORTFOLIO TRANSACTIONS

  The Advisory Agreements authorize the Adviser to select the brokers or deal-ers that will execute the purchases and sales of investment securities for each Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transactions of the Portfolios. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of research, statistical and pricing services these brokers provide to the Portfolios in addition to required broker servic-es. Such brokers may be paid a higher commission than that which another quali-fied broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall re-sponsibility of the Adviser to the Portfolios and the Adviser's other clients. Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is con-sidering a purchase at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocat-ing such transactions, allocations are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc." On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Directors have the power to designate one or more series or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. The Board of Directors may create additional Portfolios and Classes of shares at its discretion.

  The shares of each Portfolio and Class of the Fund are fully paid and nonas-sessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. They have non-cumulative vot-ing rights which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund.

  In addition to the Institutional Class Shares offered by this Prospectus, the Board of Directors of the Fund has authorized Institutional Service Class Shares and Advisor Class Shares, which are not currently being offered by these Portfolios.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters, to the extent required in the un-dertaking.

CUSTODIAN

  The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS

  Price Waterhouse LLP serves as the independent accountants for the Fund.

REPORTS
  Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number listed on the cover of this Prospectus.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RE-LIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CON-STITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio
 BHM&S Total Return Bond Portfolio
 Chicago Asset Management Intermediate Bond Portfolio
 Chicago Asset Management Value/Contrarian Portfolio
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio

 DSI Balanced Portfolio
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio

 FMA Small Company Portfolio
 FPA Crescent Portfolio
 Hanson Equity Portfolio
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio
 IRC Enhanced Index Portfolio
 Jacobs International Octagon Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio

 McKee Small Cap Equity Portfolio
 McKee U.S. Government Portfolio


 MJI International Equity Portfolio

 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio

 NWQ Small Cap Value Portfolio

 NWQ Special Equity Portfolio

 Rice, Hall James Small Cap Portfolio
 Rice, Hall James Small/Mid Cap Portfolio
 SAMI Preferred Stock Income Portfolio

 Sirach Bond Portfolio
 Sirach Equity Portfolio

 Sirach Growth Portfolio

 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio

 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Small Cap Value Portfolio
 TS&W Balanced Portfolio
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Thompson, Siegel & Walmsley, Inc.
  5000 Monument Avenue
  Richmond, VA 23230
  (804) 353-4500

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110




  PROSPECTUS

  January 22, 1998

                                UAM FUNDS, INC.
                        (FORMERLY THE REGIS FUND, INC.)

                        POST-EFFECTIVE AMENDMENT NO. 50

                                    PART B

The following Statements of Additional Information are included in this Post-Effective Amendment No. 50:

     .    Acadian Portfolios Institutional Class Shares
     .    C&B Portfolios Institutional Class Shares
     . DSI Portfolios Institutional Class Shares and DSI Disciplined Value Portfolio Institutional Service Class Shares
     . FMA Small Company Portfolio Institutional Class Shares and Institutional Service Class Shares
     .    ICM Fixed Income Portfolio Institutional Class Shares

     .    ICM Small Company and ICM Equity Portfolios Institutional Class Shares

     .    McKee Portfolios Institutional Class Shares

     . NWQ Portfolios Institutional Class Shares and Institutional Service Class Shares

     . Rice, Hall, James Small Cap Portfolio and Rice, Hall, James Small/Mid Cap Portfolio Institutional Class Shares
     .    SAMI Preferred Stock Income Portfolio Institutional Class Shares
     . Sirach Portfolios Institutional Class Shares and Institutional Service Class Shares
     . Sterling Partners' Portfolios Institutional Class Shares and Institutional Service Class Shares

     .    TS&W Portfolios Institutional Class Shares

                                    PART B

                                UAM FUNDS, INC.

--------------------------------------------------------------------------------
                              ACADIAN PORTFOLIOS

--------------------------------------------------------------------------------

            STATEMENT OF ADDITIONAL INFORMATION -- January 22, 1998

          This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the Acadian Portfolios dated January 22, 1998. To obtain a Prospectus, please call the UAM Funds Service Center: 1-800-638-7983

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES..................    2

PURCHASE AND REDEMPTION OF SHARES...................   16

VALUATION OF SHARES.................................   18

SHAREHOLDER SERVICES................................   18

INVESTMENT LIMITATIONS..............................   20

MANAGEMENT OF THE FUND..............................   22

INVESTMENT ADVISER..................................   26

PORTFOLIO TRANSACTIONS..............................   28

ADMINISTRATIVE SERVICES.............................   29

CUSTODIAN...........................................   32

INDEPENDENT ACCOUNTANTS.............................   32

DISTRIBUTOR.........................................   32

PERFORMANCE CALCULATIONS............................   32

GENERAL INFORMATION.................................   34

FINANCIAL STATEMENTS................................   36

APPENDIX A - DESCRIPTION OF SECURITIES AND RATINGS..  A-1

APPENDIX B - COMPARISONS............................  B-1

                      INVESTMENT OBJECTIVES AND POLICIES

          The following policies supplement the investment objectives and policies of the Acadian Emerging Markets and Acadian International Equity Portfolios (the "Acadian Portfolios") as set forth in the Acadian
Prospectus.

LENDING OF SECURITIES

          Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). A Portfolio will not loan securities to the extent that greater than one-third of its assets (including the value of the collateral for the loans) at fair market value would be committed to loans. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the Prospectus.

SHORT-TERM INVESTMENTS

          In order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, each Portfolio may invest a portion of its assets in the short-term investments described below:

     (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of a Portfolio.

         Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

         Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by each Portfolio;

     (2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, determined by the Adviser to be of comparable quality;

     (3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

     (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

     (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

     (6) Repurchase agreements collateralized by securities listed above.

HEDGING STRATEGIES

          Each Portfolio may engage in various portfolio strategies to hedge against adverse movements in the equity, debt and currency markets. Each Portfolio has authority to write

(i.e., sell) covered put and call options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options and stock index futures, and related options on such futures. Each of these portfolio strategies is described below. Although certain risks are involved in options and futures transactions, the Adviser believes that, because the Portfolios will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of a Portfolio will not subject it to the risks frequently associated with the speculative use of options and futures transactions. While each Portfolio's use of hedging strategies is intended to reduce the volatility of the net asset value of Portfolio shares, the Portfolios' net asset value will fluctuate. There can be no assurance that a Portfolio's hedging transactions will be effective. Also, the Portfolios may not necessarily be engaging in hedging activities when movements in any particular equity, debt or currency market occur.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

          The U.S. dollar value of the assets of the Portfolios may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies. The Portfolios will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

          The Portfolios may enter into forward foreign currency exchange contracts in several circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the

Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

          Additionally, when either of the Portfolios anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of such Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. From time to time, each Portfolio may enter into forward contracts to protect the value of portfolio securities and enhance Portfolio performance. The Portfolios will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Portfolio to deliver an amount of foreign currency in excess of the value of such Portfolio securities or other assets denominated in that currency.

          Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of each Portfolio will thereby be served. Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a foreign currency, which requires no segregation, a forward contract which obligates the Portfolio to buy or sell currency will generally require the Fund's Custodian to hold an amount of that currency or liquid securities denominated in that currency equal to the Portfolio's obligations, or to segregate liquid high grade assets equal to the amount of the Portfolio's obligation. If the value of the segregated assets declines, additional liquid assets will be segregated on a daily basis so that the value of the segregated assets will be equal to the amount of such Portfolio's commitments with respect to such contracts.

          The Portfolios generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

          It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

          If a Portfolio retains the portfolio security and engages in an offsetting transaction, such Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

          Each of the Portfolios' dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS

          Each Portfolio may enter into futures contracts for the purposes of hedging, remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government
Agency.

          Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

          Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios expect to earn interest income on their margin deposits.

          Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The Portfolio intends to use futures contracts only for hedging purposes.

          Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of each Portfolio. Each Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, each Portfolio expects that approximately 75% of its futures contracts purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

          Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Portfolio will incur commission expenses in both opening and closing out future positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

          The Portfolios will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

          The Portfolios will minimize the risk that they will be unable to close out a futures position by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, each Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Portfolio has insufficient cash, it may have to sell securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on a Portfolio's ability to effectively hedge.

          The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Portfolios are engaged in only for hedging purposes, the Adviser does not believe that a Portfolio is subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

          Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that a Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss of margin deposits in the event of bankruptcy of a broker with whom a Portfolio has an open position in a futures contract or related option.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS

          The Portfolios may purchase and sell put and call options on futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities.

WRITING COVERED OPTIONS

          The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, each Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, each Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio effects a closing purchase transaction. A closing purchase transaction cancels out the Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.

          Each Portfolio writes only covered put options, which means that so long as a Portfolio is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, a Portfolio will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. Each Portfolio may engage in closing transactions in order to terminate put options that it has written.

PURCHASING OPTIONS

          The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Portfolio's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, a Portfolio may purchase call options on securities held in its investment portfolio on which it has written call options or on securities which it intends to purchase.

OPTIONS ON FOREIGN CURRENCIES

          The Portfolios may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

          Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transaction in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

          Each Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where a

Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

          Each Portfolio intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid debt securities in a segregated account with the Custodian.

          Each Portfolio also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by maintaining in a segregated account with the Custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

          Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to the regulation of the Commission. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

          Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the- counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

          In addition, futures contracts, options on futures contracts, forward contracts and options of foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

FEDERAL TAX TREATMENT OF FORWARD CURRENCY AND FUTURES CONTRACTS

          Except for transactions the Portfolios have identified as hedging transactions, each Portfolio is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on forward currency and regulated futures contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract. Realized gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income. Furthermore, foreign currency futures contracts which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

          In order for each Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of each Portfolio's gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement.

          Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year) on futures transactions. Such distribution will be combined with distributions of capital gains realized on a Portfolio's other investments, and shareholders will be advised on the nature of the payment.

SWAP CONTRACTS

          Each Portfolio may enter into Swap Contracts. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes fixed interest rates, total return on interest rate indices, fixed income indices, and stock indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index.

          The Portfolios will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Portfolio. Since swaps will be entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute "senior securities" under the Investment Company Act of 1940 and, accordingly, will not treat them as being subject to its borrowing restrictions.

          Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to a swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that a Portfolio is contractually entitled to receive. If there is a default by the counterparty, the Portfolios may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

          The use of swaps may involve investment techniques and risks different from those associated with other portfolio transactions. If the Adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Portfolio would diminish compared to what it would have been if this investment technique was never used.

PORTFOLIO TURNOVER

          The portfolio turnover rate described in the Prospectus is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities. The calculation excludes all securities, including options, whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. See "Financial Highlights" in the Prospectus for the historical portfolio turnover rates with respect to the Emerging Markets and International Equity Portfolios.


                       PURCHASE AND REDEMPTION OF SHARES

          Shares of each Portfolio may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's Custodian. The minimum initial investment required for each Portfolio is $100,000 with certain exceptions as may be determined from time to time by the officers of the Fund. The minimum for subsequent investments is $1,000. An order received in proper form prior to the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern Time) will be executed at the price computed on the date of receipt; and an order received not in proper form or after the close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days:

Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; Christmas Day; New Year's Day and Dr. Martin Luther King, Jr. Day.

          Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and
(3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.



          Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that either the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the Commission,
(2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Portfolio. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares," and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

          A one percent redemption fee is charged on shares held less than 90 days. No other charge is made by the Portfolios for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolios.

          Signature Guarantees -- To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address, or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

          Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from CGFSC. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

          The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              VALUATION OF SHARES

          Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

          Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, when the Board of Directors determines that it reflects fair value.

          The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Directors.

                              SHAREHOLDER SERVICES

          The following supplements the information set forth under "Shareholder Services" in the Prospectus.

EXCHANGE PRIVILEGE

          Institutional Class Shares of each Acadian Portfolio may be exchanged for Institutional Class Shares of the other Acadian Portfolio. In addition, Institutional Class Shares of each Acadian Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

          Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

          Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the Exchange will be processed on the next business day. Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Fund's Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

          For federal income tax purposes an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

          Shareholders may transfer shares to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Purchase and Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                            INVESTMENT LIMITATIONS

          The following limitations supplement those set forth in the Prospectus. A Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of that Portfolio. Except for the numbered investment limitations noted as fundamental below, however, the limitations described below are not fundamental, and may be changed without the consent of shareholders. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment limitations.


          As a matter of fundamental policy, each Portfolio will not:

     (1)  invest in physical commodities or contracts on physical commodities;

     (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies, or entering into repurchase agreements, subject to the limitation described in (f) below and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

     (4) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer (this restriction is not applicable to the Acadian Emerging Markets Portfolio);

     (5) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof) (this restriction is not applicable to the Acadian Emerging Markets Portfolio);

     (6) borrow money, except (i) from banks and as a temporary measure for extraordinary or emergency purposes or (ii) except in connection with reverse repurchase agreements provided that (i) and (ii) in combination do not exceed 33/1//\\3\\% of the Portfolio's total assets (including the amount borrowed) less liabilities (exclusive of borrowings);

     (7) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of a Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or instruments issued by U.S. banks when a Portfolio adopts a temporary defensive position;

     (8)  underwrite the securities of other issuer; and

     (9) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into options, futures or repurchase transactions.

          As a matter of non-fundamental policy, each Portfolio will not:

     (a) invest in stock or bond futures and/or options on futures unless (i) not more than 5% of the Portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5% and (ii) not more than 20% of the Portfolio's assets are invested in stock or bond futures and options;

     (b)  purchase on margin or sell short except as specified in (a) above;

     (c) purchase additional securities when borrowings exceed 5% of total gross assets;

     (d) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (e) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value;

     (f) invest more than an aggregate of 15% of the assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

     (g) invest for the purpose of exercising control over management of any company;

     (h) (with respect to the Acadian Emerging Markets Portfolio) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, with respect to 50% of its total assets, more than 5% of the value of its total assets would be invested in the securities of any single issuer, or it would hold more than 10% of the outstanding voting securities of such issuer, or with respect to the remaining 50% of its total assets, more than 25% of the value of its total assets would be invested in the securities of any single issuer; and

                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS


          The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund, their addresses and dates of birth, and a brief statement of their present positions and principal occupations during the past five years.

John T. Bennett, Jr.      Director of the Fund; President of
College Road-RFD 3        Squam Investment Management Company,
Meredith, NH 03253        Inc. and Great Island Investment
  1/26/29                 Company, Inc.; President of Bennett
                          Management Company from 1988 to
                          1993.

Nancy J. Dunn             Director of the Fund; Vice President
10 Garden Street          For Finance and Administration and
Cambridge, MA  02138      Treasurer of Radcliffe College since
  8/14/51                 1991.

Philip D. English         Director of the Fund; President and
16 West Madison Street    Chief Executive Officer of
Baltimore, MD 21201       Broventure Company, Inc.; Chairman
  8/5/48                  of the Board of Chektec Corporation
                          and Cyber Scientific, Inc.

William A. Humenuk        Director of the Fund; Partner in the
4000 Bell Atlantic Tower  Philadelphia office of the law firm
1717 Arch Street          Dechert Price & Rhoads; Director,
Philadelphia, PA 19103    Hofler Corp.
  4/21/42

Norton H. Reamer*         Director, President and Chairman of
One International Place   the Fund; President, Chief Executive
Boston, MA 02110          Officer and a Director of United
  3/21/35                 Asset Management Corporation;
                          Director, Partner or Trustee of each
                          of the Investment Companies of the
                          Eaton Vance Group of Mutual Funds.

Charles H. Salisbury,     Director of the Fund; Executive Vice
Jr.*                      President of United Asset Management
One International Place   Corporation; formerly an executive
Boston, MA  02110         officer and Director of T. Rowe
  8/24/40                 Price and President and Chief
                          Investment Officer of T. Rowe Price
                          Trust Company.

Peter M. Whitman, Jr.*    Director of the Fund; President and
One Financial Center      Chief Investment Officer of Dewey
Boston, MA 02111          Square Investors Corporation since
  7/1/43                  1988; Director and Chief Executive
                          Officer of H.T. Investors, Inc.,
                          formerly a subsidiary of Dewey
                          Square.

William H. Park           Vice President of the Fund;
One International Place   Executive Vice President and Chief
Boston, MA 02110          Financial Officer of United Asset
  9/19/47                 Management Corporation.

Gary L. French            Treasurer of the Fund; President of
211 Congress Street       UAM Fund Services, Inc. and UAM Fund
Boston, MA 02110          Distributors, Inc.; Vice President
  7/4/51                  of Operations, Development and
                          Control of Fidelity Investments in
                          1995; Treasurer of the Fidelity
                          Group of Mutual Funds from 1991 to
                          1995.

Robert R. Flaherty        Assistant Treasurer of the Fund;
211 Congress Street       Vice President of UAM Fund Services,
Boston, MA 02110          Inc., former Manager of Fund
  9/18/63                 Administration and Compliance of
                          Chase Global Fund Services Company
                          from 1995 to 1996; Senior Manager of
                          Deloitte & Touche LLP from 1985 to
                          1995.

Gordon M. Shone           Assistant Treasurer of the Fund;
73 Tremont Street         Vice President of Fund
Boston, MA  02108         Administration and Compliance of
  7/30/56                 Chase Global Funds Services Company;
                          formerly Senior Audit Manager of
                          Coopers & Lybrand LLP from 1983 to
                          1993.

Michael DeFao             Secretary of the Fund; Vice
211 Congress Street       President and General Counsel of UAM
Boston, MA 02110          Fund Services, Inc. and UAM Fund
  2/28/68                 Distributors, Inc.; Associate
                          Attorney of Ropes & Gray (a law
                          firm) from 1993 to 1995.

Karl O. Hartmann          Assistant Secretary of the Fund;
73 Tremont Street         Senior Vice President and General
Boston, MA 02108          Counsel of Chase Global Funds
  3/7/55                  Services Company.

* Messrs. Reamer, Salisbury and Whitman are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

          As of December 24, 1997, the Directors and Officers of the Fund owned less than 1% of the Fund's outstanding shares.


REMUNERATION OF DIRECTORS AND OFFICERS


          The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $6,300 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and the UAM Funds Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator or CGFSC and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund, and UAM Funds Trust (collectively the "Fund Complex") in the fiscal year ended October 31, 1997.

                                     Pension or
                                     Retirement                    Total
                                      Benefits     Estimated   Compensation
                        Aggregate     Accrued as    Annual         from
                      Compensation    Part of      Benefits     Registrant
Name of Person,           from          Fund         Upon        and Fund
Position               Registrant     Expenses    Retirement     Complex
--------               ----------     --------    ----------     -------
John T. Bennett,         $26,791         0             0          $32,750
 Jr.
 Director...........
Nancy J. Dunn            $ 6,774         0             0          $ 8,300
 Director...........
Philip D. English        $26,791         0             0          $32,750
 Director...........
William A. Humenuk       $26,791         0             0          $32,750
 Director...........

                        PRINCIPAL HOLDERS OF SECURITIES

          As of December 24, 1997, the following persons or organizations held of record 5% or more of the shares of a Portfolio:

          Acadian Emerging Markets Portfolio: UNISYS, Attn: Gary Biscoll, Township Line & Union Meeting Road, P.O. Box 500, Blue Bell, PA, 60.4%; RJR Nabisco Inc., Defined Benefit Master Trust, 301 North Main Street, Winston Salem, NC, 10.2% and Charles Schwab & Co. Inc., FBO Customers-Reinvest Account,
Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA, 9.3%*.

          Acadian International Equity Portfolio: Bankers Trust Company, Trustee, FBO Premark International Master Pension Trust, 34 Exchange Pl 4th Floor, Jersey City, NJ, 69.1%*; Bankers Trust Company, Trustee, Tupperware Corp. RSP, 34 Exchange Place MS 3048, Jersey City, NJ, 15.4% and Bankers Trust Company, Trustee, FBO Tupperware Corp. Base Retirement Trust, 34 Exchange Place, 4th Floor, Jersey City, NJ, 5.5%*.

          The persons or organizations listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                               INVESTMENT ADVISER

CONTROL OF ADVISER

          Acadian Asset Management, Inc. (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

          Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

SERVICES PERFORMED BY ADVISER

          Pursuant to an Investment Advisory Agreement ("Agreement") between the Fund and the Adviser, the Adviser has agreed to manage the investment and reinvestment of the Portfolios' assets, to continuously review, supervise and administer the Portfolios' investment program, and to determine in its discretion the securities to be purchased or sold and the portion of such Portfolios' assets to be held uninvested.

          In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Agreement, (ii) reckless disregard by the Adviser of its obligations and duties under the Agreement, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Agreement.

          Unless sooner terminated, the Agreement shall continue for periods of one year so long as such continuance is specifically approved at least annually
(a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolios. The Agreement may be terminated at any time by a Portfolio, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of a Portfolio on 60 days written notice to the Adviser. The Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days written notice to the Fund. The Agreement will automatically and immediately terminate in the event of its assignment.

PHILOSOPHY AND STYLE

          The Adviser's investment philosophy follows a rigorous, proven approach which it calls Enhanced Value Investing. The Adviser believes that over the long term, empirical evidence shows that value investing results in superior returns. The Adviser enhances the efficacy of time-proven fundamental value measures by incorporating a number of growth-related factors, such as price momentum and trends in analysts' earnings estimates, to target undervalued companies that also have strong prospects for future outperformance. The Adviser's approach is implemented via a highly disciplined and structured process, which utilizes proprietary sophisticated technology and a multi-factor model for investment decision-making. The Adviser maintains 25 years of proprietary data on over 16,000 securities and 40 countries. From over a decade of detailed statistical analysis of this data, the Adviser has isolated the investment factors it believes are most likely to lead to superior investment returns. In the Adviser's unique process, these factors are weighted and combined on a market-by-market basis to identify the most attractive securities in each market.

REPRESENTATIVE INSTITUTIONAL CLIENTS

          As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included USAir, Inc., E.I. DuPont de Nemours Co., Inc., Fluor Corporation, RJR Nabisco and SEI Investment Management.

          In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

 ADVISORY FEES

          As compensation for services rendered by the Adviser under the Agreement, the Portfolios pay the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to each of the Portfolio's average daily net assets for the month:

                                                        Rate

    Acadian Emerging Markets Portfolio.............     1.00%

    Acadian International Equity Portfolio.........     0.75%

for the first $50 million in average daily net assets, 0.65% for the next $50 million of average daily net assets, 0.50% for the next $100 million of average daily net assets and 0.40% of the average daily net assets in excess of $200 million.

          For the fiscal year ended October 31, 1995, the Acadian Emerging Markets Portfolio and Acadian International

Equity Portfolio paid advisory fees of approximately $112,000 and $0, respectively. During this period, the Adviser voluntarily waived advisory fees of approximately $74,000 for the Acadian Emerging Markets Portfolio and $18,000 for the Acadian International Equity Portfolio. For the fiscal year ended October 31, 1996, the Acadian Emerging Markets and International Equity Portfolios paid advisory fees of $551,585 and $0, respectively. During the same period, the Adviser voluntarily waived advisory fees of $0 and $90,328 for the Emerging Markets and International Equity Portfolios, respectively. For the Fiscal Year ended October 31, 1997, the Acadian Emerging Markets Portfolio and the Acadian International Equity Portfolio paid advisory fees of approximately $862,391 and $2,162, respectively. During this period, the Adviser voluntarily waived fees of approximately $143,747 for the International Equity Portfolio.

                            PORTFOLIO TRANSACTIONS

          The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, the Portfolios may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended October 31, 1995, 1996 and 1997, the Acadian Emerging Markets Portfolio paid brokerage commissions of approximately $151,912, $181,022 and $184,776, respectively; and the Acadian International Equity Portfolio paid brokerage commissions of approximately $870, $10,789 and $12,521, respectively.

          Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES

          The Board of Directors of the Fund approved a Fund Administration Agreement, effective April 15, 1996, ("Fund Administration Agreement") between UAM Fund Services, Inc., a wholly owned subsidiary of UAM, and the Fund. Pursuant to the terms of the Fund Administration Agreement, UAMFSI manages, administers and conducts the general business activities of the Fund other than those which have been contracted to other third parties by the Fund. Additionally, UAMFSI has agreed to provide transfer agency services to the Portfolios pursuant to the terms of the Fund Administration Agreement.

          UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Fund Service Agreement between UAMFSI and CGFSC (collectively, with the Fund Administration Agreement between UAMFSI and the Fund, the "Agreements").

          Pursuant to the terms of the Agreements, each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following portfolio-specific fees are calculated from the aggregate net assets of each
Portfolio:

                                              Annual Rate
        Emerging Markets Portfolio ............     0.06%
        International Equity Portfolio ........     0.06%

          CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

          0.19 of 1% of the first $200 million of combined Fund net assets;

          0.11 of 1% of the next $800 million of combined Fund net assets;

          0.07 of 1% of combined Fund net assets in excess of $1 billion but less than $3 billion;

          0.05 of 1% of combined Fund net assets in excess of $3 billion.

          Fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years.
If a separate
class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

          Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for the period prior to April 15, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.

          During the fiscal years ended October 31, 1995, 1996 and 1997 administrative services fees paid to the Administrator by the Acadian Emerging Markets Portfolio totaled $71,000, $105,671 and $140,787, respectively, administrative fees paid by the Acadian International Equity Portfolio totaled $77,000, $93,183 and $104,459, respectively. Of the fees paid in the fiscal years ended October 31, 1996 and 1997, Acadian Emerging Markets Portfolio paid $83,905 and $89,053 to CGFSC and $21,766 and $51,734 to UAMFSI, and Acadian International Equity Portfolio paid $87,678 and $92,787 to CGFSC and $5,505 and $11,672 to UAMFSI, respectively.

          UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including taxes, interest, brokerage fees and commissions, if any, salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of UAMFSI, or the Fund's investment adviser or distributor, SEC fees and state Blue Sky fees, EDGAR filing fees, processing services and related fees, advisory and administration fees, charges and expenses of pricing and data services, independent public accountants and custodians, insurance premiums including fidelity bond premiums, outside legal expenses, costs of maintenance of corporate existence, typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund, printing and production costs of shareholders' reports and corporate meetings, cost and expenses of Fund stationery and forms, costs of special telephone and data lines and devices, trade association dues and expenses, and any extraordinary expenses and other customary Fund expenses.

          Unless sooner terminated, the Fund Administration Agreement shall continue in effect from year to year provided such continuance is specifically approved at least annually by the Board. The Fund Administration Agreement is terminable, without penalty, by the Board or by UAMFSI, on not less than ninety
(90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

          UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. The compensation of such person or persons for such employment shall be paid by UAMFSI and no obligation will be incurred by or on behalf of the Fund in such respect.

          Effective February 28, 1997, the Fund entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the Portfolios in the accounts for which it provides services. During the fiscal year ended October 31, 1997, the Emerging Markets Portfolio and International Equity Portfolio paid the Service Provider $76 and $521, respectively, in fees pursuant to the Services Agreement.

                                   CUSTODIAN

          The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

                            INDEPENDENT ACCOUNTANTS

          Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountants for the Fund.

                                  DISTRIBUTOR

          UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, serves as the Funds distributor. Shares of the Fund are offered continuously. While the Distributor will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares.

          The Distributor received no compensation for its services directly or indirectly from any of the Portfolios during the Fund's fiscal year ended October 31, 1997.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

          Each Portfolio may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used to compute or express performance follows.

TOTAL RETURN

          The average annual total return of the Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. The average annual total rates of returns for the Acadian Portfolios from inception and for the one year period ended on the date of the Financial Statements included herein, are as follows:


                                                          Since
                                                        Inception
                                         One Year      Through Year
                                          Ended           Ended
                                       October 31,     October 31,    Inception
                                           1997            1997          Date
                                      --------------  --------------  ----------
Acadian International Equity
  Portfolio.........................           0.25%           7.39%     3/29/93

Acadian Emerging Markets
  Portfolio.........................         (5.71)%           3.37%     6/17/93


These figures were calculated according to the following formula:

     P (1 + T)/n/ = ERV

where:
               P=        a hypothetical initial payment of $1,000
               T=        average annual total return
               n=        number of years
               ERV =     ending redeemable value of a hypothetical $1,000
                         payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

COMPARISONS

          To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

          In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its performance. In addition, there can be no assurance that a Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

          The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. The Board of Directors has classified additional classes of shares in each Portfolio, known as Institutional Service Shares and Advisor Shares. As of the date of this Statement of Additional Information, no Institutional Services Shares or Adviser shares of these Portfolios have been offered by the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

          The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains. (See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus.) The amounts of any income dividends or capital gains distributions cannot be predicted.

          Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of such Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

          As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolios of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

          Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

          In order for each Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income derived with respect to its business of investing in such securities or currencies.

          Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

          The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.


                              FINANCIAL STATEMENTS

          The Financial Statements (including notes thereto) for the Acadian Portfolios for the fiscal year ended October 31, 1997, which appear in the Portfolios' 1997 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are attached to this Statement of Additional Information.

               APPENDIX A - DESCRIPTION OF SECURITIES AND RATINGS

I.  DESCRIPTION OF RATINGS FOR CORPORATE BONDS

Moody's Investors Service, Inc. Corporate Bond Ratings:

     Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge."

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in the class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining many real investment standing.

Standard & Poor's Ratings Services Corporate Bond Ratings:

     AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

     A -- Bonds rated A have a strong capacity to pay interest and repay principal although the are somewhat more susceptible to the adverse effects of changes in circumstances and economic condition that bonds in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC, CC -- Debt rated BB, B, CCC, and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C -- The rating C is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

II.  DESCRIPTION OF U.S. GOVERNMENT SECURITIES

          The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

          U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

          In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government.

          Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III. DESCRIPTION OF COMMERCIAL PAPER

          Each Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

          Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV. DESCRIPTION OF BANK OBLIGATIONS

          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

V. DESCRIPTION OF FOREIGN INVESTMENTS

          Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Fund's Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

          As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

          Although the Fund will endeavor to achieve the most favorable execution costs in its Portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

          Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                            APPENDIX B - COMPARISONS

     (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     (c) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     (d) Wilshire 5000 Equity index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

     (e) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

     (f) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

     (g) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (h) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

     (i) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

     (j) The Salomon-Russell Broad Market Index (BMI) -- measures the performance of approximately 4,500 institutionally investable equity securities in 23 worldwide local markets whose combined total available market capitalization exceeds $106 million. The BMI is split into two major components. The Primary Market Index defines the large stock universe, representing the top 80% of the available capital of the BMI in each country. The Extended Market Index represents the remaining 20% of the available capital that defines the small stock universe.

     (k) IFC Investable Index - an unmanaged emerging markets index maintained by the International Finance Corporation. The index consists of 890 companies in 25 emerging equity markets and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

     (l) Morgan Stanley Capital International Emerging Market Indices -- represent the local industry composition in emerging market countries. The indices aim to cover 60% of the available total market capitalization of each local market and currently include returns on 13 emerging equity markets.

     (m) The Morgan Stanley Capital International Europe 13 Index -- is an unmanaged index composed of the securities listed on the stock exchanges of the following countries: Australia, Belgium, Denmark, Finland, France, Germany, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom.

     (n) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

     (o) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

     (p) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     (q) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.


     (r)  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -
          - historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

     (s) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

     (t) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan Companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

                                    PART B

                                UAM FUNDS, INC.

--------------------------------------------------------------------------------
                               C & B PORTFOLIOS
--------------------------------------------------------------------------------

            STATEMENT OF ADDITIONAL INFORMATION -- January 22, 1998

     This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the C & B Portfolios dated January 22, 1998. To obtain a Prospectus, please call the UAM Funds Service Center: 1-800-638-7983

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES.......................................   2

PURCHASE AND REDEMPTION OF SHARES........................................   8

VALUATION OF SHARES......................................................   9

SHAREHOLDER SERVICES.....................................................  10

INVESTMENT LIMITATIONS...................................................  11

MANAGEMENT OF THE FUND...................................................  14

INVESTMENT ADVISER.......................................................  18

PORTFOLIO TRANSACTIONS...................................................  20

ADMINISTRATIVE SERVICES..................................................  21

CUSTODIAN................................................................  23

INDEPENDENT ACCOUNTANTS..................................................  24

DISTRIBUTOR..............................................................  24

PERFORMANCE CALCULATIONS.................................................  24

GENERAL INFORMATION......................................................  26

FINANCIAL STATEMENTS.....................................................  28

APPENDIX A - DESCRIPTION OF SECURITIES AND RATINGS.......................   1

APPENDIX B - COMPARISONS.................................................   1

                       INVESTMENT OBJECTIVES AND POLICIES

     The following policies supplement the investment objectives and policies of the C & B Equity, C & B Balanced, C & B Equity Portfolio for Taxable Investors and C & B Mid Cap Equity Portfolios (the "Portfolios") as set forth in the C & B Portfolios' Prospectus.

LENDING OF SECURITIES

     Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which any include the Portfolio investing any cash collateral in interest bearing short-term investments). A Portfolio will not loan securities to the extent that greater than one-third of its assets (including the value of the collateral for the loan) at fair market value would be committed to loans. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the Prospectus.

SHORT TERM INVESTMENTS

     In order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, each Portfolio may invest a portion of its assets in the short-term investments described below:

     (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio.

     Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

     Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by each Portfolio;

     (2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, determined by the Adviser to be of comparable quality;

     (3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

     (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

     (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

     (6)  Repurchase agreements collateralized by securities listed above.

FUTURES CONTRACTS

     In order to remain fully invested and to reduce transactions costs, the Balanced Portfolio may invest in stock and bond futures and options and interest rate futures contracts and the Equity, Equity Portfolio for Taxable Investors and Mid Cap Portfolios may invest in stock futures and options. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures market primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. Each Portfolio intends to use futures contracts only for hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of a Portfolio. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, each Portfolio expects that approximately 75% of its futures contract purchases will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

     A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

     A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specified time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell Portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of each Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of Portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

     Except for transactions a Portfolio has identified as hedging transactions, the Portfolio is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of the year, as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     In order for a Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income, for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

     The Portfolios will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the payments.

PORTFOLIO TURNOVER

     The portfolio turnover rates described in the Prospectus are calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities. The calculation excludes all securities, including options, whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. See "Financial Highlights" in the Prospectus for the historical portfolio turnover rates with respect to the Equity, Equity Portfolio for Taxable Investors, MidCap Equity and Balanced Portfolios.

                       PURCHASE AND REDEMPTION OF SHARES

     Shares of the C & B Portfolios may be purchased without a sales commission, at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's Custodian. The minimum initial investment required is $2,500 with certain exceptions as may be determined from time to time by the officers of the Fund. Other investment minimums are: initial IRA investment, $500; initial spousal IRA investment, $250; minimum additional investment for all accounts, $100. An order received in proper form prior to the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern Time) will be executed at the price computed on the date of receipt; and an order received not in proper form or after the close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; Christmas Day; New Year's Day and Dr. Martin Luther King, Jr. Day.

     Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgement of management such rejection is in the best interest of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.



     The Portfolios may suspend redemption privileges or postpone the day of payment (1) during any period that either the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Portfolio. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares," and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

     No charge is made by the Equity, MidCap and Balanced Portfolios for redemptions. Shares of the Equity Portfolio for Taxable Investors held for less than one year will be subject to a 1% redemption fee. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

     Signature Guarantees -- To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required for (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address, and (2) share transfer requests.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              VALUATION OF SHARES

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

     Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                              SHAREHOLDER SERVICES

     The following supplements the shareholder services information set forth in the Portfolios' Prospectus.

EXCHANGE PRIVILEGE

     Institutional Class Shares of each C & B Portfolio may be exchanged for Institutional Class Shares of other C & B Portfolios. In addition, Institutional Class Shares of each C & B Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares in the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

     Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading of the Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the Exchange will be processed on the next business day. Neither the Fund nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

     For federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

     Shareholders may transfer shares of the Fund's Portfolios to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificates or any stock power must be guaranteed in the same manner as described under "Purchase and Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                             INVESTMENT LIMITATIONS

     The Portfolios are subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets such limitation shall be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment limitations. Each Portfolio will not:

          (1) invest in commodities except that each Portfolio may invest in futures contracts and options to the extent that not more than 5% of a Portfolio's assets are required as deposit to secure obligations under futures contracts;

          (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

          (3) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (10) below) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

          (4) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from
               (i) making any permitted borrowings, mortgages or pledges, or
               (ii) entering into options, futures or repurchase transactions;

          (5) purchase on margin or sell short except as specified in (1) above;

          (6) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

          (7) with respect to 75% of its assets, purchase securities of any issuer (except obligations of the United States Government and its instrumentalities) if as a result more than 5% of the Portfolio's total assets, at the time of purchase, would be invested in the securities of such issuer;

          (8) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

          (9) borrow money, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and a Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets;

          (10) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value;

          (11) underwrite the securities of other issuers or invest more than an aggregate of 10% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

          (12) invest for the purpose of exercising control over management of any company;

          (13) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) continuous operations consisting of less than three years;

          (14) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when such

               Portfolio adopts a temporary defensive position; and

          (15) write or acquire options or interests in oil, gas or other mineral exploration or development programs.


                                 MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

          The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund, their addresses and dates of birth, and a brief statement of their present positions and principal occupations during the past five years.

John T. Bennett, Jr.      Director of the Fund; President of Squam Investment
College Road-RFD 3        Management Company, Inc. and Great Island Investment
Meredith, NH 03253        Company, Inc.; President of Bennett Management Company
1/26/29                   from 1988 to 1993.


Nancy J. Dunn             Director of the Fund; Vice President for Finance and
10 Garden Street          Administration and Treasurer of Radcliffe College
Cambridge, MA 02138       since 1991.
8/14/51


Philip D. English         Director of the Fund; President and Chief Executive
16 West Madison Street    Officer of Broventure Company, Inc.; Chairman of the
Baltimore, MD 21201       Board of Chektec Corporation and Cyber Scientific,
8/5/48                    Inc.


William A. Humenuk        Director of the Fund; Partner in the Philadelphia
4000 Bell Atlantic Tower  office of the law firm Dechert Price & Rhoads;
1717 Arch Street          Director, Hofler Corp.
Philadelphia, PA 19103
4/21/42


Norton H. Reamer*         Director, President and Chairman of the Fund;
One International Place   President, Chief Executive Officer and a Director of
Boston, MA 02110          United Asset Management Corporation; Director, Partner
3/21/35                   or Trustee of each of the Investment Companies of the
                          Eaton Vance Group of Mutual Funds.

Charles H. Salisbury,     Director of the Fund; Executive Vice President of
Jr.*                      United Asset Management Corporation; formerly an
One International Place   executive officer and Director of T. Rowe Price and
Boston, MA 02110          President and Chief Investment Office of T. Rowe Price
8/24/40                   Trust Company.


Peter M. Whitman, Jr.*    Director of the Fund; President and Chief Investment
One Financial Center      Officer of Dewey Square Investors Corporation since
Boston, MA 02111          1988; Director and Chief Executive Officer of H.T.
7/1/43                    Investors, Inc., formerly a subsidiary of Dewey
                          Square.


William H. Park           Vice President of the Fund; Executive Vice President
One International Place   and Chief Financial Officer of United Asset Management
Boston, MA 02110          Corporation.
9/19/47


Gary L. French            Treasurer of the Fund; President of UAM Fund Services,
211 Congress Street       Inc. and UAM Fund Distributors, Inc.; Vice President
Boston, MA 02110          of Operations, Development and Control of Fidelity
7/4/51                    Investments in 1995; Treasurer of the Fidelity Group
                          of Mutual Funds from 1991 to 1995.


Robert R. Flaherty        Assistant Treasurer of the Fund; Vice President of UAM
211 Congress Street       Fund Services, Inc.; former Manager of Fund
Boston, MA 02110          Administration and Compliance of Chase Global Fund
9/18/63                   Services Company from 1995 to 1996; Senior Manager of
                          Deloitte & Touche LLP from 1985 to 1995.


Gordon M. Shone           Assistant Treasurer of the Fund; Vice President of
73 Tremont Street         Fund Administration and Compliance of Chase Global
Boston, MA  02108         Funds Services Company, formerly Senior Audit Manager
7/30/56                   of Coopers & Lybrand LLP from 1983 to 1993.


Michael DeFao             Secretary of the Fund; Vice President and General
211 Congress Street       Counsel of UAM Fund Services, Inc. and UAM Fund
Boston, MA 02110          Distributors, Inc.; Associate Attorney of Ropes & Gray
2/28/68                   (a law firm) from 1993 to 1995.

Karl O. Hartmann          Assistant Secretary of the Fund; Senior Vice President
73 Tremont Street         and General Counsel of Chase Global Funds Services
Boston, MA 02108          Company.
3/7/55


----------

* Messrs. Reamer, Salisbury and Whitman are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

     As of December 24, 1997, the Directors and Officers of the Fund owned less than 1% of the Fund's outstanding shares.


REMUNERATION OF DIRECTORS AND OFFICERS

     The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $6,300 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund, and UAM Funds Trust (collectively the "Fund Complex") in the fiscal year ended October 31, 1997.

                                                   Pension or
                              Aggregate       Retirement Benefits    Estimated Annual    Total Compensation
    Name of Person,          Compensation     Accrued as Part of       Benefits Upon     from Registrant and
       Position            From Registrant       Fund Expenses          Retirement           Fund Complex
       --------            ---------------       -------------          ----------           ------------
John T. Bennett, Jr.,          $ 26,791                0                     0                 $ 32,750
   Director

Nancy J. Dunn,                 $  6,774                0                     0                 $  8,300
   Director

Philip D. English,             $ 26,791                0                     0                 $ 32,750
   Director

William A. Humenuk,            $ 26,791                0                     0                 $ 32,750
   Director



PRINCIPAL HOLDERS OF SECURITIES

     As of December 24, 1997, the following persons or organizations held of record or beneficially 5% or more of the shares of a Portfolio, as noted.

     C & B Equity Portfolio: First Union National Bank, Trustee, for Defined Benefit Pension Plan for Cadmus, 1525 West WT Harris Boulevard CMG 1151, Charlotte, NC, 13.0%*; Commonwealth Energy System and Subsidiary Companies Post, Retirement Benefit Program Group 1, One Main Street, Cambridge, MA, 12.0%*; Hudson Valley District Council of Carpenters Pension Fund, R.D. 8, Box 327, Middletown, NY, 7.9%* and Saxon & Co., FBO W. PA Team & MTR Carrier, P.O. Box 7780-1888, Philadelphia, PA, 5.9%.

     C&B Equity Portfolio for Taxable Investors: Ann Hauptman and Cynthia Jacobs Trste, FBO Ann Haupman, Hunter A. Haupman Trust, 4 Briga Lane, White Plains, NY, 22.3%; S. Sanford Schlitt, TOD FBO Patricia Schlitt, 491 Meadow Lark Drive, Sarasota, FL, 16.0%; Bruce A. Boulware and Lizabeth A. Boulware, JTTEN, 6805 Langley Springs, CT, McLean, VA, 12.6%; John J. Medveckis, The Barclay 22-c, Philadelphia, PA, 9.0%; Mac & Co., Mutual Fund Operations, P.O. Box 3198, Pittsburgh, PA, 7.4%; Charles Schwab & Co. Inc., Reinvestment Account, Attn:
Mutual Funds, 101 Montgomery Street, San Francisco, CA, 7.3% and Donaldson Lufkin Janrette, Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ, 5.2%.

     C & B Balanced Portfolio: UFCW Local 56 & Food Industry Employers Money Purchase Pension Trust, c/o Corestates Bank, P.O. Box 7829, Philadelphia, PA, 29.2%; Baptist Health System, Inc., D/B/A Coosa Valley Baptist Medical Center, 315 West Hickory Street, Sylacauga, AL, 14.6%; Charles J. Prizer, 4325 Gulf of Mexico Drive, Longboat Key, FL, 11.9%*; Stanley B. Tulin, c/o Coopers & Lybrand, 717 Spring Mill Rd., Villanova, PA 19085, 6.4% and St. Andrews Church, Memorial Endowment Fund, P.O. Box 1287, Edgartown, MA 02539, 5.6%.

     As of December 24, 1997, C & B owned one share of the Taxable Equity and Mid Cap Portfolios representing 100% of each Portfolio's shares issued.

     The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940
Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

----------
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.


                              INVESTMENT ADVISER

CONTROL OF ADVISER

     Cooke & Bieler, Inc. (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

SERVICES PERFORMED BY ADVISER

     Pursuant to Investment Advisory Agreements ("Agreements") between the Fund and the Adviser, the Adviser has agreed to manage the investment and reinvestment of the Portfolios' assets, to continuously review, supervise and administer the Portfolios' investment program, and to determine in its discretion the securities to be purchased or sold and the portion of such Portfolios' assets to be held uninvested.

     In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Agreements, (ii) reckless disregard by the Adviser of its obligations and duties under the Agreements, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Agreements.

     Unless sooner terminated, the Agreements shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to the Agreements or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolios. The Agreements may be terminated at any time by a Portfolio, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of a Portfolio on 60 days' written notice to the Adviser. The Agreements may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. The Agreements will automatically and immediately terminate in the event of their assignment.

PHILOSOPHY AND STYLE

     The Adviser bases its philosophy and process on selecting high quality, risk averse stocks. An emphasis on value is designed to protect assets in down markets. The stock selection process is geared towards finding companies with high quality earnings which are sustainable in a wide range of economic environments. Key criteria include companies with strong balance sheets, a proven management team and low debt. On the fixed income side, the Adviser is a conservative, quality-oriented bond manager.

REPRESENTATIVE INSTITUTIONAL CLIENTS

     As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included Baptist Health System, Mayo Foundation, Wisconsin Energy Corp. and Princeton University.

     In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES

     As compensation for services rendered by the Adviser under the Agreements, each C & B Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to each C & B Portfolio's average net assets for the month:

                                                    Rate
     Equity Portfolio............................  0.625%
     Balanced Portfolio..........................  0.625%
     Equity Portfolio
          for Taxable Investors..................  0.625%
     Mid Cap Equity Portfolio....................  0.625%

     For the periods ended October 31, 1995, 1996 and 1997, the C & B Equity Portfolio paid advisory fees of approximately $1,418,000, $1,345,533 and $882,890, respectively, to the Adviser.

     For the periods ended October 31, 1995, 1996 and 1997, the C & B Balanced Portfolio paid advisory fees of approximately $182,000, $77,383 and $89,715, respectively, to the Adviser. During these periods, the Adviser voluntarily waived advisory fees of approximately $9,000, $66,224 and $54,862, respectively.

     For the period from February 12, 1997 (commencement of operations) to October 31, 1997, the C&B Equity Portfolio for Taxable Investors paid advisory fees of $0. During this period, the Adviser voluntarily waived advisory fees of $3,003.

                             PORTFOLIO TRANSACTIONS

     The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund's C & B Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended, October 31, 1995, 1996 and 1997, the C&B Balanced Portfolio paid brokerage commissions of approximately $18,097, $10,972 and $14,006, respectively, and the C&B Equity Portfolio paid brokerage commissions of approximately $190,407, $196,212 and $170,908, respectively. During the period ended October 31, 1997, the C&B Equity Portfolio for Taxable Investors paid brokerage commissions of approximately $1,054.

     Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.


                            ADMINISTRATIVE SERVICES

     The Board of Directors of the Fund approved a Fund Administration Agreement, effective April 15, 1996, ("Fund Administration Agreement") between UAM Fund Services, Inc. ("UAMFSI"), a wholly owned subsidiary of UAM, and the Fund. Pursuant to the terms of the Fund Administration Agreement, UAMFSI manages, administers and conducts the general business activities of the Fund other than those that have been contracted to other third parties by the Fund. Additionally, UAMFSI has agreed to provide transfer agency services to the Portfolios pursuant to the terms of the Agreement.

     UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The

Chase Manhattan Bank, pursuant to a Mutual Fund Service Agreement between UAMFSI and CGFSC (collectively, with the Fund Administration Agreement between UAMFSI and the Fund, the "Agreements").

     Pursuant to the terms of the Agreements, each Portfolio pays UAMFSI a two-part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of each
Portfolio:

                                                            Annual Rate
                                                            -----------
           Equity Portfolio........................         0.04%
           Balanced Portfolio......................         0.06%
           Equity Portfolio for
             Taxable Investors.....................         0.04%
           Mid Cap Portfolio.......................         0.04%

     CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

          0.19 of 1% of the first $200 million of combined Fund net assets;

          0.11 of 1% of the next $800 million of combined Fund net assets;

          0.07 of 1% of combined Fund net assets in excess of $1 billion but less than $3 billion;

          0.05 of 1% of combined Fund net assets in excess of $3 billion.

     Fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

     Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for the period prior to April 15, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.

     During the fiscal years ended October 31, 1995, 1996 and 1997 the C & B Equity Portfolio paid administrative services fees of approximately: $264,000, $271,427 and $194,278, respectively; the C&B Balanced Portfolio paid administrative services fees of $79,000, $84,334 and $90,736, respectively. Of these amounts, for the fiscal year ended October 31, 1996 and 1997, C & B Balanced Portfolio paid $77,007 and $76,870, respectively, to Chase and $7,327 and $13,866 to UAMFSI, respectively, and C & B Equity Portfolio paid $230,298 and $137,773, respectively, to Chase and $41,129 and $56,505, respectively, to UAMFSI. For the period February 12, 1997 (commencement of operations) to October 31, 1997, the C&B Equity Portfolio for Taxable Investors paid administrative services fees of approximately $23,712. Of this amount, the C & B Equity Portfolio for Taxable Investors paid $23,521 to Chase and $191 to UAMFSI.

     UAMFSI bears all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including taxes, interest, brokerage fees and commissions, if any, salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of UAMFSI, or the Fund's investment adviser or distributor, SEC fees and state Blue Sky fees, EDGAR filing fees, processing services and related fees, advisory and administration fees, charges and expenses of pricing and data services, independent public accountants and custodians, insurance premiums including fidelity bond premiums, outside legal expenses, costs of maintenance of corporate existence, typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund, printing and production costs of shareholders' reports and corporate meetings, cost and expenses of Fund stationery and forms, costs of special telephone and data lines and devices, trade association dues and expenses, and any extraordinary expenses and other customary Fund expenses.


     Unless sooner terminated as provided herein, the Fund Administration Agreement shall continue in effect from year to year provided such continuance is specifically approved at least annually by the Board. The Fund Administration Agreement is terminable, without penalty, by the Board or by UAMFSI, on not less than ninety (90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

     UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. The compensation of such person or persons for such employment shall be paid by UAMFSI and no obligation will be incurred by or on behalf of the Fund in such respect.

     Effective February 28, 1997, the Fund entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the Portfolios in the accounts for which it provides services. The Service Provider received no compensation during the fiscal year ended October 31, 1997 from any of the Portfolios.

                                   CUSTODIAN

     The Chase Manhattan Bank, 3 Chase Metro Tech Center, Brooklyn, NY 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

                            INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP, 160 Federal Street, Boston, MA 02110, serves as independent accountants for the Fund.

                                 DISTRIBUTOR

     UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, serves as the Funds' Distributor. Shares of the Fund are offered continuously. While the Distributor will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares.

     The Distributor received no compensation for its services directly or indirectly from any of the Portfolios during the Fund's fiscal year ended October 31, 1997.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

     The Fund may from time to time quote various performance figures to illustrate the Fund's past performance.

     Performance quotations by investment companies are subject to rules adopted by the Commission which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by the Fund to compute or express performance follows.

YIELD

     Current yield reflects the income per share earned by a Portfolio's investment. The current yield of a Portfolio is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

     A yield figure is obtained using the following formula:

     Yield = 2[(a - b + 1)/6/ - 1]
                -----
                 cd

where:

     a   =   dividends and interest earned during the period
     b   =   expenses accrued for the period (net of reimbursements)
     c   =   the average daily number of shares outstanding
             during the period that were entitled to receive
             income distributions
     d   =   the maximum offering price per share on the last
             day of the period.

TOTAL RETURN

     The average annual total return is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.

     The average annual total rates of return for the C & B Equity Portfolio, C & B Balanced Portfolio and C & B Equity Portfolio for Taxable Investors from inception and for the one and five year period ended on the date of the Financial Statements included herein are as follows:


                                                 Since
                                               Inception
                                                Through
                      One Year   Five Years      Year
                        Ended       Ended        Ended
                       October     October      October
                         31,         31,          31,      Inception
                        1997        1997         1997        Date
                      ---------  -----------  -----------  ---------
C & B Equity             30.43%       16.20%       15.70%    5/15/90
Portfolio

C & B Balanced           20.39%       11.90%       12.20%   12/29/89
Portfolio

C & B Equity               N/A         N/A         15.54%    2/12/97
Portfolio for
Taxable Investors

     These figures were calculated according to the following formula:

             P (1 + T)/n/ = ERV

where:

             P    =   a hypothetical initial payment of $1,000
             T    =   average annual total return
             n    =   number of years
             ERV  =   ending redeemable value of a hypothetical
                      $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

COMPARISONS

     To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its performance. In addition, there can be no assurance that a Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. The Board of Directors has classified additional classes of shares in each Portfolio, known as Institutional Service Shares and Advisor shares. As of the date of this Statement of Additional Information, no Institutional Service Shares or Advisor Shares of these Portfolios have been offered by the Fund.

     The shares of each Portfolio of the Fund, when issued and paid for as provided for in the Prospectus, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the

Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus). The amounts of any income dividends or capital gains distributions cannot be predicted.

     Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

     As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of that Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

     Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

 FEDERAL TAXES

     In order for a Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income derived with respect to its business of investing in such securities or currencies.

     The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

     The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                              FINANCIAL STATEMENTS

     The Financial Statements (including notes thereto) of the C & B Equity, C & B Balanced, C & B Equity Portfolio for Taxable Investors and C & B Mid Cap Portfolios for the fiscal year ended October 31, 1997, which appear in the C & B Portfolios' 1997 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are attached to this Statement of Additional Information.

               APPENDIX A - DESCRIPTION OF SECURITIES AND RATINGS

I.  DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Service, Inc. Corporate Bond Ratings:

     Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.



     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

Standard & Poor's Ratings Services Corporate Bond Ratings:

     AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

     A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C -- The rating C is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.


II.  DESCRIPTION OF MORTGAGE-BACKED SECURITIES

     Mortgage-backed securities represent ownership interests in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to investors such as the C & B Balanced Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage-backed securities purchased by the C & B Balanced Portfolio will be rated investment grade by Moody's or S&P.

UNDERLYING MORTGAGES

     Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the C & B Balanced Portfolio may purchase mortgage-backed securities representing interests in pools of variable rate mortgages (VRM), growing equity mortgages (GEM), graduated payment mortgages (GPM) and other types where the principal and interest payment procedures vary. VRM's are mortgages which reset the mortgage's interest rate on pools of VRM's. GPM and GEM pools maintain constant interest with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact a Portfolio's net asset value since the prices at which these securities are valued each day will reflect the payment procedures.

     All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

AVERAGE LIFE

     The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayment is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

     As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume the prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life.

RETURNS ON MORTGAGE-BACKED SECURITIES

     Yields on mortgage-backed pass-through securities are typically quoted on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Portfolios. The compounding effect from reinvestment of monthly payments received by a Portfolio will increase its yield to shareholders, compared to bonds that pay interest semiannually.

ABOUT MORTGAGE-BACKED SECURITIES

     Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payment.

     Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

     The Federal National Mortgage Association (FNMA) is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

     The principal Government guarantor of mortgage-backed securities is the Government National Mortgage Association (GNMA). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers and mortgage poolers. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage-backed securities purchased for the C & B Balanced Portfolio will, however, be rated of investment grade quality by Moody's or S&P.

     The C & B Balanced Portfolio expects that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Portfolios will, consistent with their investment objective and policies, consider making investments in such new types of securities.


III.  DESCRIPTION OF U.S. GOVERNMENT SECURITIES

     The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

     In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.


IV.  DESCRIPTION OF COMMERCIAL PAPER

     Each Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolios' investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

     Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assignment by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


V.  DESCRIPTION OF BANK OBLIGATIONS

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolios are also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.


VI.  DESCRIPTION OF FOREIGN INVESTMENTS

     Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Fund's Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

     As foreign companies are not generally subject to uniform accounting, auditing and financing reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Fund will endeavor to achieve the most favorable execution costs in its Portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                            APPENDIX B - COMPARISONS

     (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     (c) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     (d) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

     (e) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

     (f) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

     (g) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

     (h) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     (i) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     (j) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better. U.S. Treasury/agency issues and mortgage pass-through securities.

     (k) Lehman Brothers Government/Corporate Index -- is a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.


     (l) Lehman Brothers Long-Term Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

     (m) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (n) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

     (o) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

     (p) Composite Indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index, and 60% Standard & Poor's 500 Stock Index and 40% Lehman Brothers Government/Corporate Index.

     (q) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     (r) Mutual Fund Source Book, published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

     (s) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     (t) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     (u)  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -
- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.


     (v) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

     (w) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill, Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

                                    PART B

                                UAM FUNDS, INC.
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                                 DSI PORTFOLIOS

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            STATEMENT OF ADDITIONAL INFORMATION -- January 22, 1998

          This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the DSI Portfolios Institutional Class Shares dated January 22, 1998 and the Prospectus relating to the DSI Disciplined Value Portfolio Institutional Service Class Shares (the "Service Class Shares") dated January 22, 1998. To obtain a Prospectus, please call the UAM Funds Service Center: 1-800-638-7983


                               TABLE OF CONTENTS
                                                                            Page
                                                                            ----
INVESTMENT OBJECTIVES AND POLICIES.........................................    2

PURCHASE AND REDEMPTION OF SHARES..........................................   15

VALUATION OF SHARES........................................................   16

SHAREHOLDER SERVICES.......................................................   18

INVESTMENT LIMITATIONS.....................................................   19

MANAGEMENT OF THE FUND.....................................................   21

INVESTMENT ADVISER.........................................................   25

SERVICE AND DISTRIBUTION PLANS.............................................   28

PORTFOLIO TRANSACTIONS.....................................................   32

ADMINISTRATIVE SERVICES....................................................   33

CUSTODIAN..................................................................   35

INDEPENDENT ACCOUNTANTS....................................................   36

DISTRIBUTOR................................................................   36

PERFORMANCE CALCULATIONS...................................................   36

GENERAL INFORMATION........................................................   39

FINANCIAL STATEMENTS.......................................................   41

APPENDIX A - DESCRIPTION OF SECURITIES AND RATINGS.........................  A-1

APPENDIX B - COMPARISONS...................................................  B-1

                      INVESTMENT OBJECTIVES AND POLICIES

          The following policies supplement the investment objectives and policies of the DSI Disciplined Value, DSI Limited Maturity Bond, DSI Balanced and DSI Money Market Portfolios (the "Portfolios") as set forth in the DSI Portfolios' Prospectuses.

LENDING OF SECURITIES

          Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC" or the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). A Portfolio will not loan securities to the extent that greater than one-third of its assets (including the value of the collateral for the loan) at fair market value would be committed to loans. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the Prospectus.

SHORT-TERM INVESTMENTS

          In order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, each Portfolio may invest a portion of its assets in the short-term investments described below:

     (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% (15% for the Balanced Portfolio) of the total assets of a Portfolio.

          Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

          Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by each Portfolio;

     (2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, determined by the Adviser to be of comparable quality;

     (3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

     (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

     (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

     (6)  Repurchase agreements collateralized by securities listed above.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

          The U.S. dollar value of the assets of the DSI Limited Maturity Bond and DSI Balanced Portfolios may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies. The Portfolios will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

          The Portfolios may enter into forward foreign currency exchange contracts in several circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

          Additionally, when a Portfolio anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of such Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. From time to time, each Portfolio may enter into forward contracts to protect the value of portfolio securities and enhance Portfolio performance. The Portfolios will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Portfolio to deliver an amount of foreign currency in excess of the value of such portfolio securities or other assets denominated in that currency.

          Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of each Portfolio will thereby be served. Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a foreign currency, which requires no segregation, a forward contract which obligates the Portfolio to buy or sell currency will generally require the Fund's custodian to hold an amount of that currency or liquid securities denominated in that currency equal to the Portfolio's obligations, or to segregate liquid assets equal to the amount of the Portfolio's obligation. If the value of the segregated assets declines, additional liquid assets will be segregated on a daily basis so that the value of the segregated assets will be equal to the amount of such Portfolio's commitments with respect to such contracts.

          The Portfolios generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

          It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

          If a Portfolio retains the portfolio security and engages in an offsetting transaction, such Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

          Each of the Portfolios' dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS

          Each Portfolio (except the DSI Money Market Portfolio) may enter into futures contracts, options, and interest rate futures contracts for the purpose of remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

          Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

          Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

          Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. Each Portfolio intends to use futures contracts only for hedging purposes.

          Regulations of the CFTC applicable to the Fund require that all of the futures transactions constitute bona fide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of a Portfolio. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, each Portfolio expects that approximately 75% of its futures contract purchases will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

          Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

          A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

          A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell Portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

          The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of each Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

          Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of Portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS

          The Portfolios (except the DSI Money Market Portfolio) may purchase and sell put and call options on futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities.

WRITING COVERED OPTIONS

          The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, each Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, each Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio effects a closing purchase transaction. A closing purchase transaction cancels out the Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.

          Each Portfolio writes only covered put options, which means that so long as a Portfolio is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash or liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, a Portfolio will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. Each Portfolio may engage in closing transactions in order to terminate put options that it has written.

PURCHASING OPTIONS

          The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Portfolio's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, a Portfolio may purchase call options on securities held in its investment portfolio on which it has written call options or on securities which it intends to purchase.

OPTIONS ON FOREIGN CURRENCIES

          The DSI Limited Maturity Bond and DSI Balanced Portfolios may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

          Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transaction in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

          Each Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium.
Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

          Each Portfolio may write covered call options on foreign currencies.
A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account with the Custodian.

          Each Portfolio also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by maintaining in a segregated account with the Custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

          Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to the regulation of the Commission. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

          Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

          In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

FEDERAL TAX TREATMENT OF FORWARD CURRENCY AND FUTURES CONTRACTS

          Except for transactions the Portfolios have identified as hedging transactions, each Portfolio is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on forward currency and regulated futures contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract. Realized gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income. Furthermore, foreign currency futures contracts which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

          In order for each Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of each Portfolio's gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement.

          Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year) on futures transactions. Such distribution will be combined with distributions of capital gains realized on a Portfolio's other investments, and shareholders will be advised on the nature of the payment.

PORTFOLIO TURNOVER

          The portfolio turnover rates described in the Prospectus are calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities. The calculation excludes all securities, including options, whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. See "Financial Highlights" in the Prospectus for the historical portfolio turnover rates with respect to the DSI Disciplined Value, and Limited Maturity Portfolios.

                       PURCHASE AND REDEMPTION OF SHARES

          Both classes of shares of the Portfolios may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's custodian. The minimum initial investment required is $2,500 for the DSI Portfolios Institutional Class Shares and Service Class Shares with certain exceptions as may be determined from time to time by officers of the Fund.
Other Institutional Class investment minimums are: initial IRA investment, $500; initial spousal IRA investment, $250; minimum additional investment for
all accounts, $100.   For each of the DSI Portfolios (except the DSI Money
Market Portfolio), an order received in proper form prior to the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern Time) will be executed at the price computed on the date of receipt; and an order received not in proper form or after 4:00 p.m. ET will be executed at the price computed on the next day the Exchange is open after proper receipt. For the DSI Money Market Portfolio, the net asset value is determined at 12:00 ET and 4:00 p.m. ET. The Exchange will be closed on the following days:
Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; Christmas Day; New Year's Day, and Dr. Martin Luther King, Jr. Day.

          Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and
(iii) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.




          Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that either the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Portfolio. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares," and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

          No charge is made by any Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

          Signature Guarantees -- To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required for (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address, or (2) share transfer requests.

          Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Fund's transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

          The signature guarantee must appear either (1) on the written request for redemption, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              VALUATION OF SHARES

          Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

          Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

          The Money Market Portfolio values its assets at amortized cost while also monitoring the available market bid prices, or yield equivalents. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. The net asset value per share of the Portfolio will ordinarily remain at $1.00 and the Portfolio's daily dividends will vary in amount. There can be no assurance, however, that the Portfolio will maintain a constant net asset value per share of $1.00.

          The use of amortized cost and the maintenance of the Portfolio's per share net asset value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the Investment Company Act of 1940. As a condition of operating under that rule, the Portfolio must maintain an average weighted maturity of 90 days or less, purchase only instruments deemed to have remaining maturities of one year or less, and invest only in securities which are determined by the Adviser to present minimal credit risks and which are of high quality as determined by any major rating service, or in the case of any instrument not so rated, considered by the Adviser to be of comparable quality.


          The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                             SHAREHOLDER SERVICES

          The following supplements the shareholder services information set forth in the DSI Portfolios' Prospectuses.

EXCHANGE PRIVILEGE

          Institutional Class Shares of each DSI Portfolio may be exchanged for Institutional Class Shares of the other DSI Portfolios. In addition, Institutional Class Shares of each DSI Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of the DSI Portfolios -- Institutional Class Shares Prospectus.) Service Class Shares of the DSI Disciplined Value Portfolio may be exchanged for any other Service Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (For those Portfolios currently offering Service Class Shares, please call the UAM Funds Service Center.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798.

          Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

          Exchange requests may be made either by mail or telephone.   Telephone
exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 12:00 noon ET for the DSI Money Market Portfolio, and the close of regular trading on the Exchange (generally 4:00 p.m. ET) for the other DSI Portfolios will be processed as of the close of business on the same day. Requests received after these times will be processed on the next business day. Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

          For federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.


TRANSFER OF SHARES

          Shareholders may transfer shares to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Purchase and Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                             INVESTMENT LIMITATIONS

          Each DSI Portfolio of the Fund is subject to the following restrictions which are fundamental policies of the DSI Disciplined Value Portfolio, DSI Limited Maturity Bond Portfolio and DSI Money Market Portfolio and may not be changed without the approval of the lesser of (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment limitations. Only investment limitations (1), (2), (3),
(4) and (11) are classified as fundamental policies of the DSI Balanced Portfolio. Each Portfolio will not:

     (1) invest in commodities except that each Portfolio may invest in futures contracts and options to the extent that not more than 5% of a Portfolio's assets are required as deposit to secure obligations under futures contracts;

     (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (10) below) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

     (4) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into options and futures (for the DSI Disciplined Value, DSI Limited Maturity Bond and DSI Balanced Portfolios) or repurchase transactions;

     (5)  purchase on margin or sell short except as specified in (1) above;

     (6) with respect to 75% of its assets, purchase more than 10% of the outstanding voting securities of any issuer;

     (7) with respect to 75% of its assets, purchase securities of any issuer (except obligations of the United States Government and its instrumentalities) if as the result more than 5% of the Portfolio's total assets, at the time of purchase, would be invested in the securities of such issuer;

     (8) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (9) borrow money, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% (33 1/3% for the DSI Balanced Portfolio) of the
          Portfolio's gross assets valued at the lower of market or cost, and a Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets;

     (10) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% (33 1/3% for the DSI Balanced Portfolio) of its total assets at fair market value;

     (11) underwrite the securities of other issuers or invest more than an aggregate of 10% (33 1/3% for the DSI Balanced Portfolio) of the assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

     (12) invest for the purpose of exercising control over management of any company;

     (13) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) continuous operations consisting of less than three years;

     (14) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a temporary defensive position; and

     (15) write or acquire options or interests in oil, gas or other mineral exploration or development programs.


                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

          The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund, their addresses and dates of birth, and a brief statement of their present positions and principal occupations during the past five years.

John T. Bennett, Jr.      Director of the Fund; President of Squam
College Road-RFD 3        Investment Management Company, Inc. and
Meredith, NH 03253        Great Island Investment Company, Inc.;
1/26/29                   President of Bennett Management Company
                          from 1988 to 1993.

Nancy J. Dunn             Director of the Fund; Vice President For
10 Garden Street          Finance and Administration and Treasurer of
Cambridge, MA  02138      Radcliffe College since 1991.
8/14/51

Philip D. English         Director of the Fund; President and Chief
16 West Madison Street    Executive Officer of Broventure Company,
Baltimore, MD 21201       Inc.; Chairman of the Board of Chektec
8/5/48                    Corporation and Cyber Scientific, Inc.

William A. Humenuk        Director of the Fund; Partner in the
4000 Bell Atlantic        Philadelphia office of the law firm Dechert
 Tower                    Price & Rhoads; Director, Hofler Corp.
1717 Arch Street
Philadelphia, PA 19103
4/21/42

Norton H. Reamer*         Director, President and Chairman of the
One International         Fund; President, Chief Executive Officer
 Place                    and a Director of United Asset Management
Boston, MA 02110          Corporation; Director, Partner or Trustee
3/21/35                   of each of the Investment Companies of the
                          Eaton Vance Group of Mutual Funds.

Charles H. Salisbury,     Director of the Fund; Executive Vice
 Jr.*                     President of United Asset Management
One International         Corporation; formerly an executive officer
 Place                    and Director of T. Rowe Price and President
Boston, MA  02110         and Chief Investment Officer of T. Rowe
8/24/40                   Price Trust Company.

Peter M. Whitman, Jr.*    Director of the Fund; President and Chief
One Financial Center      Investment Officer of Dewey Square
Boston, MA 02111          Investors Corporation since 1988; Director
7/1/43                    and Chief Executive Officer of H.T.
                          Investors, Inc., formerly a subsidiary of
                          Dewey Square.

William H. Park           Vice President of the Fund; Executive Vice
One International         President and Chief Financial Officer of
 Place                    United Asset Management Corporation.
Boston, MA 02110
9/19/47

Gary L. French            Treasurer of the Fund; President of UAM
211 Congress Street       Fund Services, Inc. and UAM Fund
Boston, MA 02110          Distributors, Inc.; Vice President of
7/4/51                    Operations, Development and Control of
                          Fidelity Investments in 1995; Treasurer of
                          the Fidelity Group of Mutual Funds from
                          1991 to 1995.

Robert R. Flaherty        Assistant Treasurer of the Fund; Vice
211 Congress Street       President of UAM Fund Services, Inc.;
Boston, MA 02110          former Manager of Fund Administration and
9/18/63                   Compliance of Chase Global Fund Services
                          Company from 1995 to 1996; Senior Manager
                          of Deloitte & Touche LLP from 1985 to 1995.

Gordon M. Shone           Assistant Treasurer of the Fund; Vice
73 Tremont Street         President of Fund Administration and
Boston, MA  02108         Compliance of Chase Global Funds Services
7/30/56                   Company; formerly Senior Audit Manager of
                          Coopers & Lybrand LLP from 1983 to 1993.

Michael DeFao             Secretary of the Fund; Vice President and
211 Congress Street       General Counsel of UAM Fund Services, Inc.
Boston, MA 02110          and UAM Fund Distributors, Inc.; Associate
2/28/68                   Attorney of Ropes & Gray (a law firm) from
                          1993 to 1995.

Karl O. Hartmann          Assistant Secretary of the Fund; Senior
73 Tremont Street         Vice President and General Counsel of Chase
Boston, MA 02108          Global Funds Services Company.
3/7/55

---------

* Messrs. Reamer, Salisbury and Whitman are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

          As of December 24, 1997, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

          The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $6,300 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator or CGFSC and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund, and UAM Funds Trust (collectively the "Fund Complex") in the fiscal year ended October 31, 1997.

                                            Pension or
                                            Retirement                 Total
                                             Benefits   Estimated   Compensation
                               Aggregate     Accrued      Annual        from
                             Compensation   as Part of   Benefits    Registrant
  Name of Person,                From          Fund        Upon         and
     Position                 Registrant     Expenses   Retirement  Fund Complex
     --------                -------------  ----------  ----------  ------------
John T. Bennett, Jr.             $ 26,791        0           0         $32,750
 Director

Nancy J. Dunn                     $  6,774       0           0         $ 8,300
 Director

Philip D. English                 $ 26,791       0           0         $32,750
 Director

William A. Humenuk                $ 26,791       0           0         $32,750
 Director

PRINCIPAL HOLDERS OF SECURITIES

          As of December 24, 1997, the following persons or organizations held of record or beneficially 5% or more of the shares of a Portfolio, as noted.

          DSI Disciplined Value Portfolio Institutional Class Shares: Bob & Co., c/o Bank of Boston, P.O. Box 1809, Boston, MA, 41.6%* and Bob & Co., c/o Bank of Boston, P.O. Box 1809, Boston, MA, 11.1%*.

          DSI Limited Maturity Portfolio Institutional Class Shares: Bob & Co., c/o Bank of Boston, P.O. Box 1809, Boston, MA, 54.5%*; Bob & Co., c/o Bank of Boston, P.O. Box 1809, Boston, MA, 7.5%*.

          DSI Money Market Portfolio Institutional Class Shares: Bank of Boston, 150 Royall Street, Canton, MA 59.7%; CS First Boston Corp., 11 Madison Avenue, 5th Floor, New York, NY, 7.6%* and UMBSC & Co., P.O. Box 419260, Kansas City, MO, 6.5%.

          DSI Balanced Portfolio Institutional Class Shares: Crane & Excelsior Company, 30 South Street, Dalton, MA, 100.0%.

          DSI Discipline Value Portfolio Institutional Service Class Shares:
Wilmington Trust Co., c/o Mutual Funds Account, 1100 North Market Street, Wilmington, DE, 44.7%; Fleet National Bank, Cherokee Nation, One Federal Street, Boston, MA, 11.2%; Wilmington Trust Co., c/o Mutual Funds, 1100 North Market Street, Wilmington, DE, 10.8%; Fleet National Bank, One Federal Street, Boston, MA 10.0%; and Fleet National Bank, P.O. Box 92800, Boston, MA, 9.9% and Wilmington Trust Co., c/o Mutual Funds, Wilmington, DE, 6.5%.

---------
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.


          The persons or organizations listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

                               INVESTMENT ADVISER

CONTROL OF ADVISER

          Dewey Square Investors Corporation (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in

Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

          Peter M. Whitman, Jr., a director of the Fund, is President and Chief Investment Officer of the Adviser.

SERVICES PERFORMED BY ADVISER

     Pursuant to Investment Advisory Agreements ("Agreements") between the Fund and the Adviser, the Adviser has agreed to manage the investment and reinvestment of the Portfolios' assets, to continuously review, supervise and administer the Portfolios' investment program, and to determine in its discretion the securities to be purchased or sold and the portion of such Portfolios' assets to be held uninvested.

          In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Agreements, (ii) reckless disregard by the Adviser of its obligations and duties under the Agreements, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Agreements.

          Unless sooner terminated, the Agreements shall continue for periods of one year so long as such continuance is specifically approved at least annually
(a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to the Agreements or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolios. The Agreements may be terminated at any time by a Portfolio, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of a Portfolio on 60 days written notice to the Adviser. The Agreements may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days written notice to the Fund. The Agreements will automatically and immediately terminate in the event of their assignment.

PHILOSOPHY AND STYLE

          The Adviser's equity portfolio management approach is "value-oriented" and makes use of a proprietary screen to rank a universe of 1,000 stocks according to relative attractiveness. The Adviser's philosophy is derived from a belief that low P/E, high yield portfolios will generate superior results over time. Portfolios are built from the "bottom-up," stock-by-stock, subject to a disciplined diversification process which is intended to avoid becoming overly concentrated in any one segment of the market. The objective is to provide more consistent and less volatile performance than other typical value managers.

          The Adviser's fixed income philosophy is based on the premise that investing for yield will produce superior results over the long term.
Therefore, the fixed income portfolio is constructed primarily of corporate bonds, mortgage pass-throughs and other high yielding sectors of the investment grade bond market. Modest amounts of less than investment grade issues are used for yield and diversification. The portfolio is built with an emphasis on higher yield relative to the benchmark in order to provide superior investment return, investment grade securities to provide safety of principal and stability, limited interest rate anticipation to control market risk, and broad diversification by sector and subsector to control portfolio risk.

REPRESENTATIVE INSTITUTIONAL CLIENTS

          As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included American Airlines, Raytheon Corp., Bank of Boston, Guy Gannett Publishing and Reed & Barton.

          In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES

          As compensation for services rendered by the Adviser under the Investment Advisory Agreement, each DSI Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to each of the DSI Portfolio's average daily net assets for the month:

                                          Rate
DSI Balanced Portfolio...........   .45% for the first 12 months of operation
                                    .55% for the next 12 months of operations
                                    and
                                    .65% thereafter

DSI Disciplined Value Portfolio..   .750% of the first $500 million
                                    .650% in excess of $500 million
DSI Limited Maturity Bond
  Portfolio......................   .450% of the first $500 million
                                    .400% of the next $500 million
                                    .350% in excess of $1 billion

DSI Money Market Portfolio.......   .400% of the first $500 million
                                    .350% in excess of $500 million

          For the years ended October 31, 1995, 1996, and 1997, the DSI Disciplined Value Portfolio paid advisory fees of approximately $362,000, $429,033 and $578,915, respectively, to the Adviser.

          For the years ended October 31, 1995, 1996 and 1997, the DSI Limited Maturity Bond Portfolio paid advisory fees of approximately $132,000, $134,334 and $141,248, respectively, to the Adviser.

          For the years ended October 31, 1995, 1996 and 1997, the DSI Money Market Portfolio paid advisory fees of approximately $393,000, $230,533 and $333,241, respectively, to the Adviser. During the fiscal years ended October 31, 1995, 1996 and 1997, the Adviser voluntarily waived advisory fees of approximately $82,000, $283,121 and $426,538, respectively.

          As of October 31, 1997, the DSI Balanced Portfolio had not yet commenced operations.

                         SERVICE AND DISTRIBUTION PLANS

          As stated in the DSI Disciplined Value Portfolio's Service Class Shares Prospectus, UAM Fund Distributors, Inc. (the "Distributor") may enter into agreements with broker-dealers and other financial institutions ("Service Agents"), pursuant to which they will provide administrative support services to Service Class shareholders who are their customers ("Customers") in consideration of such Fund's payment of 0.25% (on an annualized basis) of the average daily net asset value of the Service Class Shares held by the Service Agent for the benefit of its Customers. Such services include:

          (a) acting as the sole shareholder of record and nominee for beneficial owners;

          (b) maintaining account records for such beneficial owners of the Fund's shares;

          (c)  opening and closing accounts;

          (d) answering questions and handling correspondence from shareholders about their accounts;

          (e) processing shareholder orders to purchase, redeem and exchange shares;

          (f) handling the transmission of funds representing the purchase price or redemption proceeds;

          (g) issuing confirmations for transactions in the Fund's shares by shareholders;

          (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

          (i) assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts;

          (j) providing account maintenance and accounting support for all transactions; and

          (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder service must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

          Each agreement with a Service Agent is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Directors. Pursuant to the Service Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made. In addition, arrangements with Service Agents must be approved annually by a majority of the Fund's Directors, including a majority of the Directors who are not "interested persons" of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.


          The Board of Directors has approved the arrangements with Service Agents based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Agents must be approved by a majority of the Fund's Board of Directors (including a majority of the disinterested Directors). The Shareholder Services Plan may be terminated at any time by vote of a majority of the Directors of the Fund who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan or, at the discretion of the Board of Directors of the Fund, by vote of a majority of the outstanding voting securities of the Fund. So long as the arrangements with Service Agents are in effect, the selection and nomination of the members of the Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such non-interested Directors.

          During the fiscal year ended October 31, 1997, the DSI Disciplined Value Portfolio's Service Class paid $9,035 to Service Agents for services provided pursuant to the Shareholder Services Plan.

          Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class Shares.

          The Distribution Plan permits the Service Class Shares, pursuant to the Distribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, advertising the availability of services and products; designing materials to send to customers and developing methods of making such materials accessible to customers; providing information about the product needs of customers; providing facilities to solicit Fund sales and to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence from prospective investors, including requests for sales literature, prospectuses and statements of additional information; displaying and making sales literature and prospectuses available; acting as liaison between shareholders and the Fund, including obtaining information from the Fund and providing performance and other information about the Fund. In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

          The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' average daily net assets for the year. The Fund's Board of Directors may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such Class, the Board of Directors has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, currently cannot exceed 0.50% of the average daily net assets represented by the Service Class. While the current fee which will be payable under the Service Plan has been set at 0.25%, the Plan permits a full 0.75% on all assets to be paid at any time following appropriate Board approval.

          All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

          The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plan and such Agreements. Continuation of the Plan, the Distribution Agreement and the related agreements must be approved annually by the Board of Directors in the same manner, as specified above.

          Each year the Directors must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to a Class may be terminated at any time without penalty by a majority of those Directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Directors who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Directors including a majority of the Directors of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of Directors who are not "interested persons" of the Fund must be effected by the Directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review. The NASD has adopted amendments to its Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.

          During the fiscal year ended October 31, 1997, the DSI Disciplined Value Portfolio's Service Class paid no compensation to the Distributor for services provided pursuant to the Distribution Plan.

                            PORTFOLIO TRANSACTIONS

          The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended October 31, 1995, 1996 and 1997, the DSI Disciplined Value Portfolio paid brokerage commissions of approximately $191,222, $204,544 and $256,031, respectively.

          Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES



          The Board of Directors of the Fund approved a Fund Administration Agreement, effective April 15, 1996 ("Fund Administration Agreement") between UAM Fund Services, Inc. ("UAMFSI"), a wholly owned subsidiary of UAM, and the Fund. Pursuant to the terms of the Fund Administration Agreement, UAMFSI manages, administers and conducts the general business activities of the Fund other than those which have been contracted to other third parties by the Fund. Additionally, UAMFSI has agreed to provide transfer agency services to the Portfolios pursuant to the terms of the Agreement.

          UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Fund Service Agreement between UAMFSI and CGFSC (collectively, with the Fund Administration Agreement between UAMFSI and the Fund, the "Agreements").

          Pursuant to the terms of the Agreements, each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following portfolio-specific fees are calculated from the aggregate net assets of each
Portfolio:

                                                       Annual Rate
          Disciplined Value Portfolio.................       0.06%
          Limited Maturity Bond Portfolio.............       0.04%
          Money Market Portfolio......................       0.02%
          Balanced Portfolio..........................       0.06%

          CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

          0.19 of 1% of the first $200 million of combined Fund net assets;

          0.11 of 1% of the next $800 million of combined Fund net assets;

          0.07 of 1% of combined Fund net assets in excess of $1 billion but less than $3 billion;

          0.05 of 1% of combined Fund net assets in excess of $3 billion.

          Fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years.
If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

          Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for the fiscal periods prior to April 14, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.

          During the fiscal years ended October 31, 1995, 1996 and 1997, administrative services fees paid to the Administrator by the DSI Disciplined Value Portfolio totaled approximately $78,000, $99,321 and $133,991, respectively; the DSI Limited Maturity Bond Portfolio paid administrative services fees of $87,000, $92,990 and $94,725, respectively; and the DSI Money Market Portfolio paid administrative fees of $134,000, $149,671 and $224,190, respectively. Of the fees paid during the years ended October 31, 1996 and October 31, 1997, DSI Disciplined Value Portfolio paid $79,439 and $87,680 to CGFSC and $19,882 and $46,311 to UAMFSI, respectively; DSI Limited Maturity Bond Portfolio paid $86,458 and $82,171 to CGFSC and $6,532 and $12,554 to UAMFSI, respectively; and DSI Money Market Portfolio paid $135,324 and $186,237 to CGFSC and $14,347 and $37,953 to UAMFSI, respectively. As of October 31, 1997, the DSI Balanced Portfolio had not yet commenced operations.

          UAMFSI bears all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund are borne by the Fund or other parties, including taxes, interest, brokerage fees and commissions, if any, salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of UAMFSI, or the Fund's investment adviser or distributor, SEC fees and state Blue Sky fees, EDGAR filing fees, processing services and related fees, advisory and administration fees, charges and expenses of pricing and data services, independent public accountants and custodians, insurance premiums including fidelity bond premiums, outside legal expenses, costs of maintenance of corporate existence, typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund, printing and production costs of shareholders' reports and corporate meetings, cost and expenses of Fund stationery and forms, costs of special telephone and data lines and devices, trade association dues and expenses, and any extraordinary expenses and other customary Fund expenses.

          Unless sooner terminated, the Fund Administration Agreement shall continue in effect from year to year provided such continuance is specifically approved at least annually by the Board. The Fund Administration Agreement is terminable, without penalty, by the Board or by UAMFSI, on not less than ninety
(90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

          UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. The compensation of such person or persons for such employment shall be paid by UAMFSI and no obligation will be incurred by or on behalf of the Fund in such respect.

          Effective February 28, 1997, the Fund entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the Portfolios in the accounts for which it provides services. During the fiscal year ended October 31, 1997, the DSI Disciplined Value Portfolio, DSI Limited Maturity Bond Portfolio, and DSI Money Market Portfolio paid the Service Provider $13,601, $399, and $13,901, respectively, in fees pursuant to the Services Agreement.

                                   CUSTODIAN

          The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

                            INDEPENDENT ACCOUNTANTS

          Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountants for the Fund.

                                  DISTRIBUTOR

          UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, serves as the Funds distributor. Shares of the Fund are offered continuously. While the Distributor will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares.

          The Distributor received no compensation for its services directly or indirectly from any of the Portfolios during the Fund's fiscal year ended October 31, 1997.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

          The Portfolios may from time to time quote various performance figures to illustrate the past performance of each class of the Portfolios.

          Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by each class of the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by each class of the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by each class of the Fund to compute or express performance follows.

TOTAL RETURN

          The average annual total return is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. Since Service Class Shares of the DSI Disciplined Value Portfolio bear additional service and distribution expenses, the average annual total return of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

          The average annual total rates of return for each of the DSI Portfolios from inception to October 31, 1997 and for the one-year and five-year periods ended October 31, 1997 are as follows:

                                                         Since
                                                        Inception
                             One Year    Five Years   Through Year
                              Ended         Ended         Ended
                            October 31,  October 31,   October 31,   Inception
                               1997         1997          1997         Date
                           ------------  -----------  -------------  ---------
DSI Disciplined Value
  Portfolio (Institutional
    Class).................        28.99%       19.17%        13.75%    12/12/89

DSI Disciplined Value
  Portfolio (Service
  Class)...................           N/A          N/A         9.31%     5/23/97

DSI Limited Maturity Bond
  Portfolio
  (Institutional Class)....         6.93%        5.07%         6.81%    12/18/89

DSI Money Market Portfolio
  (Institutional Class)....         5.26%        4.38%         4.87%    12/28/89

These figures are calculated according to the following formula:

     P (1 + T)/n/ = ERV

where:

     P =  a hypothetical initial
          payment of $1,000
     T =  average annual total return
     n =  number of years
    ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

          Shares of the DSI Balanced Portfolio were not offered as of October 31, 1997. Accordingly, no total return figures are available.

YIELD

          Current yield reflects the income per share earned by a Portfolio's investments. Since Service Class Shares of a

Portfolio bear additional service and distribution expenses, the yield of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

          Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the Institutional Class Shares of the DSI Limited Maturity Bond Portfolio for the 30-day period ended on October 31, 1997 was 6.16%.

          This figure is obtained using the following formula:

     Yield = 2[( a - b + 1 )/6/ - 1]
                 -----
                  cd

     where:
     a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive income distributions d = the maximum offering price per share on the last day of the period.

CALCULATION OF YIELD (DSI MONEY MARKET PORTFOLIO)

     The current yield of the DSI Money Market Portfolio is calculated daily on a base period return for a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes in such account) by its average net asset value for the period, and then multiplying it by 365/7 to determine the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Portfolio, including dividends on both the original share and on such additional shares. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for the Portfolio by dividing the base period return by 7, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

          The current and effective yield calculations for the DSI Money Market Portfolio Institutional Class Shares for the 7-day base period ended October 31, 1997 are 5.36% and 5.51%, respectively.

COMPARISONS

          To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

          In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its performance. In addition, there can be no assurance that a Portfolio will continue this performance as compared to such other averages.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

          The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. The Board of Directors has classified an additional class of shares in each Portfolio, known as Advisor Shares. As of the date of this Statement of Additional Information, no Advisor shares of these Portfolios have been offered by the Fund.

          Both classes of shares of each Portfolio of the Fund, when issued and paid for as provided for in the Prospectus, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Both Institutional Class and Service Class Shares represent interests in the same assets of a Portfolio and are identical in all respects, except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

          The Fund's policy is to distribute substantially all of the Portfolios' net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectuses). The amounts of any income dividends or capital gains distributions cannot be predicted.

          Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

          As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gain distributions are automatically received in additional shares of the Portfolios at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholders in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

          Each Portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for federal income tax purposes) such gains against any capital losses of another Portfolio.

FEDERAL TAXES

     In order for a Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income derived with respect to its business of investing in such securities or currencies.

     Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

          The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                             FINANCIAL STATEMENTS

          The Financial Statements (including notes thereto) of the DSI Disciplined Value, Limited Maturity Bond, and Money Market Portfolios for the fiscal year ended October 31, 1997, which appear in the DSI Portfolios' 1997 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are attached to this Statement of Additional Information.

              APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS

I.  DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Service, Inc. Corporate Bond Ratings:

          Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

          A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Ratings Services Corporate Bond Ratings:

          AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

          AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

          A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

          BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

          BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          C -- The rating C is reserved for income bonds on which no interest is being paid.

          D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

II.  DESCRIPTION OF MORTGAGE-BACKED SECURITIES

          Mortgage-backed securities represent ownership interests in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to investors. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage-backed securities purchased will be rated investment grade by Moody's or S&P.

UNDERLYING MORTGAGES

          Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the DSI Portfolios may purchase mortgage securities consisting of pools of variable rate mortgages (VRM), growing equity mortgages (GEM), graduated payment mortgages (GPM) and other types where the principal and interest payment procedures vary. VRM's are mortgages which reset the mortgage's interest rate on pools of VRM's. GPM and GEM pools maintain constant interest with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact a Portfolio's net asset value since the prices at which these securities are valued each day will reflect the payment procedures.

          All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

AVERAGE LIFE

          The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayment is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

          As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume the prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life.

RETURNS ON MORTGAGE-BACKED SECURITIES

          Yields on mortgage-backed pass-through securities are typically quoted on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Portfolios. The compounding effect from reinvestment of monthly payments received by a Portfolio will increase its yield to shareholders, compared to bonds that pay interest semiannually.

ABOUT MORTGAGE-BACKED SECURITIES

          Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payment.

          Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

          The Federal National Mortgage Association (FNMA) is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

          The principal government guarantor of mortgage-backed securities is the Government National Mortgage Association (GNMA). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

          Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by governmental entities, private insurers and mortgage poolers. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage-backed securities purchased for the DSI Limited Maturity Bond Portfolio will, however, be rated of investment grade quality by Moody's or S&P.

          The DSI Limited Maturity Bond Portfolio expects that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Portfolios will, consistent with their investment objective and policies, consider making investments in such new types of securities.

III.  DESCRIPTION OF U.S. GOVERNMENT SECURITIES

          The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

          U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

          In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.


          Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United

States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.

IV.  DESCRIPTION OF FOREIGN INVESTMENTS

          Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Fund's Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

          As foreign companies are not generally subject to uniform accounting, auditing and financing reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

          Although the Fund will endeavor to achieve the most favorable execution costs in its Portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

          Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                            APPENDIX B - COMPARISONS


     (a) Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7 and 30-day yields.

     (b) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     (c) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

     (d) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     (e) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

     (f) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

     (g) Lipper 1-5 Year Short Investment Grade Debt Funds Average -- is an average of 160 funds that invest at least 65% of assets in investment grade debt issues (rated in top four grades with dollar-weighted average maturities of 5 years or less.

     (h) Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. Treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (rated in the top four grades).

     (i) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

     (j) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

     (k) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     (l) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     (m) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better. U.S. Treasury/agency issues and mortgage pass-through securities.

     (n) Lehman Brothers Long-Term Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

     (o) Lehman Brothers Intermediate Government/Corporate Index -- is a combination of the Government and Corporate Bond Indices. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

     (p) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (q) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

     (r) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

     (s) Composite Indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.


     (t) Merrill Government/Corporate 1 to 5 Year Index -- is an unmanaged index composed of U.S. Treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (rated in the top four grades).

     (u) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     (v) Mutual Fund Source Book, published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

     (w) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.


     (x) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     (y) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

     (z) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

     (aa) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan Companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers and Bloomberg L.P.

                                    PART B

                                   UAM FUNDS

                          FMA SMALL COMPANY PORTFOLIO

            STATEMENT OF ADDITIONAL INFORMATION -- January 22, 1998

          This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the FMA Small Company Portfolio's Institutional Class Shares dated January 22, 1998 and the Prospectus for the FMA Small Company Portfolio Institutional Service Class Shares (the "Service Class Shares") dated January 22, 1998. To obtain a Prospectus, please call the UAM Funds Service Center: 1-800-638-7983

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES.......................................    2

PURCHASE AND REDEMPTION OF SHARES........................................    4

SHAREHOLDER SERVICES.....................................................    6

INVESTMENT LIMITATIONS...................................................    7

MANAGEMENT OF THE FUND...................................................    9

INVESTMENT ADVISER.......................................................   13

SERVICE AND DISTRIBUTION PLANS...........................................   15

PORTFOLIO TRANSACTIONS...................................................   18

ADMINISTRATIVE SERVICES..................................................   19

CUSTODIAN................................................................   22

INDEPENDENT ACCOUNTANTS..................................................   22

DISTRIBUTOR..............................................................   22

PERFORMANCE CALCULATIONS.................................................   22

GENERAL INFORMATION......................................................   25

FINANCIAL STATEMENTS.....................................................   27

APPENDIX A - DESCRIPTION OF SECURITIES AND RATINGS.......................  A-1

APPENDIX B - COMPARISONS.................................................  B-1

                      INVESTMENT OBJECTIVES AND POLICIES

          The following policies supplement the investment objective and policies of the FMA Small Company Portfolio (the "Portfolio) as set forth in the FMA Portfolio's Prospectuses.

LENDING OF SECURITIES

          The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). The Portfolio will not loan securities to the extent that greater than one-third of its assets (including the value of collateral for the loan) at fair market value would be committed to loans. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed above.

SHORT-TERM INVESTMENTS

     In order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in the short-term investments described below:

          (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio.

          Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

          The Portfolio will not invest in any debt security issued by a commercial bank unless (i) the bank had total assets of a least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by the Portfolio;

          (2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, determined by the Adviser to be of comparable quality;

          (3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

          (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

          (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

          (6)  Repurchase agreements collateralized by securities listed above.

PORTFOLIO TURNOVER

          The portfolio turnover rates described in the Prospectuses are calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities. The calculation excludes all securities, including options, whose maturities at the time of acquisition were one year or less.

Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. See "Financial Highlights" in the Prospectuses for the historical portfolio turnover rates with respect to the Portfolio.

                       PURCHASE AND REDEMPTION OF SHARES

          Both classes of shares of the Portfolio may be purchased without a sales commission, at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's custodian. The minimum initial investment required is $25,000 with certain exceptions as may be determined from time to time by the officers of the Fund. An order received in proper form prior to the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern Time), will be executed at the price computed on the date of receipt; and an order received not in proper form or after the close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; Christmas Day; New Year's Day; and Dr. Martin Luther King, Jr. Day.

          The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgement of management such rejection is in the best interest of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.


          The Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares," and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

          No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

          Signature Guarantees -- To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signatures guarantees are required for (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) or registered address, and (2) share transfer requests.

          Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Fund's transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

          The signature guarantee must appear either (1) on the written request for redemption, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

VALUATION OF SHARES

          Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

          Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

                              SHAREHOLDER SERVICES

          The following supplements the information set forth under "Shareholder Services" in the Prospectuses.

EXCHANGE PRIVILEGE

          Institutional Class Shares of the Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of the Portfolio's Institutional Class Shares Prospectus.) Service Class Shares of the Portfolio may be exchanged for any other Service Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (For those Portfolios currently offering Service Class Shares, please see the list of Service Class Shares at the end of the Portfolio's Service Class Shares Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-
7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

          Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives and policies of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

          Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the Exchange will be processed on the next business day. Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

          For federal income tax purposes, an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

          Shareholders may transfer shares of the Portfolio to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Purchase and Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                             INVESTMENT LIMITATIONS

          The Portfolio is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. The Portfolio will not:

          (1)  invest in commodities;

          (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

          (3) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (10) below) which are publicly distributed; and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

          (4) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions;

          (5)  purchase on margin or sell short;

          (6) with respect to 75% of its assets, purchase more than 10% of the outstanding voting securities of any issuer;

          (7) with respect to 75% of its assets, purchase securities of any issuer (except obligations of the United States Government and its instrumentalities) if as the result more than 5% of the Portfolio's total assets, at the time of purchase, would be invested in the securities of such issuer;

          (8) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

          (9) borrow money, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and the Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets;

          (10) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value;

          (11) underwrite the securities of other issuers or invest more than an aggregate of 10% of the assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

          (12) invest for the purpose of exercising control over management of any company;

          (13) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) continuous operations consisting of less than three years;

          (14) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a temporary defensive position; and

          (15) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

          The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund, their addresses and dates of birth, and a brief statement of their present positions and principal occupations during the past five years.

John T. Bennett, Jr.   Director of the Fund; President of Squam Investment
College Road-RFD 3     Management Company, Inc. and Great Island Investment
Meredith, NH 03253     Company, Inc.; President of Bennett Management Company
1/26/29                from 1988 to 1993.


Nancy J. Dunn          Director of the Fund; Vice President for Finance and
10 Garden Street       Administration of Radcliffe College since 1991.
Cambridge, MA  02138
8/14/51


Philip D. English      Director of the Fund; President and Chief Executive
16 West Madison        Officer of Broventure Company, Inc.; Chairman of the
Street                 Board of Chektec Corporation and Cyber Scientific, Inc.
Baltimore, MD 21201
8/15/48


William A. Humenuk     Director of the Fund; Partner in the Philadelphia office
4000 Bell Atlantic     of the law firm Dechert Price & Rhoads; Director, Hofler
Tower                  Corp.
1717 Arch Street
Philadelphia, PA
19103
4/21/42


Norton H. Reamer*      Director, President and Chairman of the Fund; President,
One International      Chief Executive Officer and a Director of United Asset
Place                  Management Corporation; Director, Partner or Trustee of
Boston, MA 02110       each of the Investment Companies of the Eaton Vance Group
3/21/35                of Mutual Funds.


Charles H.             Director of the Fund; Executive Vice President of United
Salisbury, Jr.*        Asset Management Corporation; formerly an executive
One International      officer and Director of T. Rowe Price and President and
Place                  Chief Investment officer of T. Rowe Price Trust Company.
Boston, MA 02110
8/24/40


Peter M. Whitman,      Director of the Fund; President and Chief Investment
Jr.*                   Officer of Dewey Square Investors Corporation since 1988;
One Financial Center   Director and Chief Executive Officer of H.T. Investors,
Boston, MA 02111       Inc., formerly a subsidiary of Dewey Square.
7/1/43

William H. Park        Vice President of the Fund; Executive Vice President and
One International      Chief Financial Officer of United Asset Management
Place                  Corporation.
Boston, MA 02110
9/19/47

Gary L. French         Treasurer of the Fund; President of UAM Fund Services,
211 Congress Street    Inc. and UAM Fund Distributors, Inc.; Vice President of
Boston, MA 02110       Operations, Development and Control of Fidelity
7/4/51                 Investments in 1995; Treasurer of the Fidelity Group of
                       Mutual Funds from 1991 to 1995.

Robert R. Flaherty     Assistant Treasurer of the Fund; Vice President of UAM
211 Congress Street    Fund Services, Inc.; former Manager of Fund
Boston, MA 02110       Administration and Compliance of Chase Global Fund
9/18/63                Services Company from 1995 to 1996; Deloitte & Touche LLP
                       from 1985 to 1995, formerly Senior Manager.

Gordon M. Shone        Assistant Treasurer of the Fund, Vice President of Fund
73 Tremont Street      Administration and Compliance of Chase Global Funds
Boston, MA 02110       Services Company; formerly Senior Audit Manager of
7/30/56                Coopers & Lybrand LLP from 1983 to 1993.

Michael DeFao          Secretary of the Fund; Vice President and General Counsel
211 Congress Street    of UAM Fund Services, Inc. and UAM Fund Distributors,
Boston, MA 02110       Inc.; Associate Attorney of Ropes & Gray (a law firm)
2/28/68                from 1993 to 1995.

Karl O. Hartmann       Assistant Secretary of the Fund; Senior Vice President
73 Tremont Street      and General Counsel of Chase Global Funds Services
Boston, MA 02108       Company; Senior Vice President, Secretary and General
3/7/55                 Counsel of Leland, O'Brien, Rubenstein Associates, Inc.
                       from November 1990 to November 1991.


--------

* Messrs. Reamer, Whitman and Salisbury are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.


          As of December 24, 1997, the Directors and Officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

          The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $6,300 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust and reimbursement for travel and other expenses incurred in attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator or CGFSC and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund and UAM Funds Trust, Inc. (collectively the "Fund Complex") in the fiscal year ended October 31, 1997.


                                                     Pension or
                                 Aggregate       Retirement Benefits    Estimated Annual    Total Compensation
      Name of Person,          Compensation       Accrued as Part of     Benefits Upon      from Registrant and
         Position             From Registrant       Fund Expenses          Retirement          Fund Complex
         --------             ---------------       -------------          ----------          ------------

John T. Bennett Jr.........        $26,791                0                    0                  $32,750
Director

Nancy J. Dunn..............        $ 6,744                0                    0                  $ 8,300
Director

Philip D. English..........        $26,791                0                    0                  $32,750
Director

William A. Humenuk.........        $26,791                0                    0                  $32,750
Director


PRINCIPAL HOLDERS OF SECURITIES

          As of December 24, 1997, the following persons or organizations held of record or beneficially 5% or more of the shares of the Portfolio:

          FMA Small Company Portfolio Institutional Class Shares: Charles Schwab & Co., Inc., Reinvest Account, Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA, 20.8%; Dingle & Co., c/o Comerica Bank, Attn: Mutual Funds, P.O. Box 75000, Detroit, MI, 12.4%; IBEW Local Union #226, Pension Fund, 4101 Southgate Drive, Suite A, Attn: Gary Muckenthaler, P.O. Box 5515, Topeka, KS, 9.5%; UFCW Local 23 & Giant Eagle Pension Funds, Central Data Services, Attn:
Kathryn Cross, 150 River Avenue, Suite 200, Pittsburgh, PA, 9.5%; Lafoba & Co. 1-3240,
c/o Lake Forest Bank and Trust, 727 North Bank Lane, Lake Forest, IL, 6.7%; FMA Small Company Portfolio Institutional Service Class Shares: Ironworkers Local 498 Supplemental Pension Plan, Attn: Mike Linder, c/o Joseph Anthony Associates, 4749 West Lincoln Mall Drive, Suite 202, Matteson, IL, 94.0%; Thomas C. Kisting, Ironworkers Local 498 Health Welfare Fund, c/o Joseph Anthony Associates, 4749 Lincoln Mall Drive, Suite 202, Matteson, IL, 6.0%.

          The persons or organizations listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

                               INVESTMENT ADVISER

CONTROL OF ADVISER

          Fiduciary Management Associates, Inc. (the "Adviser") is a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management.
Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

SERVICES PERFORMED BY ADVISER

     Pursuant to Investment Advisory Agreement ("Agreement") between the Fund and the Adviser, the Adviser has agreed to manage the investment and reinvestment of the Portfolio's assets, to continuously review, supervise and administer the Portfolio's investment program, and to determine in its discretion the securities to be purchased or sold and the portion of such Portfolio's assets to be held uninvested.

     In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Agreement, (ii) reckless disregard by the Adviser of its obligations and duties under the Agreement, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Agreement.

     Unless sooner terminated, the Agreement shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolios. The Agreement may be terminated at any time by a Portfolio, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of a Portfolio on 60 days written notice to the Adviser. The Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days written notice to the Fund. The Agreement will automatically and immediately terminate in the event of their assignment.

INVESTMENT PHILOSOPHY

     As a "value style" investment manager, the Adviser buys stocks in a mix of industries which it feels are undervalued. When the Adviser believes the industry has become unattractive, it will move to another industry which it feels has more investment potential. By consistently monitoring the portfolio, the Adviser seeks to preserve assets in uncertain economic environments and allow for capital appreciation in rising markets.

REPRESENTATIVE INSTITUTIONAL CLIENTS

     As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included Loras College, Peer Bearing Company and Illinois Forge, Inc.

     In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance-based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES

          As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to the Portfolio's average daily net assets for the month:

                                                                      Rate
          FMA Small Company Portfolio..............................  0.75%

          For the fiscal years ended October 31, 1995, 1996 and 1997, the Portfolio paid the Adviser fees of approximately $87,000, $59,775 and $142,036, respectively, for advisory services. During these periods, the Adviser voluntarily waived advisory fees of approximately $66,000, $107,546 and $89,172 respectively.

                         SERVICE AND DISTRIBUTION PLANS

          As stated in the Portfolio's Service Class Shares Prospectus, UAM Funds Distributors, Inc. (the "Distributor") may enter into agreements with broker-dealers and other financial institutions ("Service Agents"), pursuant to which they will provide administrative support services to Service Class shareholders who are their customers ("Customers") in consideration of such Fund's payment of 0.25% of 1% (on an annualized basis ) of the average daily net asset value of the Service Class Shares held by the Service Agent for the benefit of its Customers. Such services include:

          (a) acting as the sole shareholder of record and nominee for beneficial owners;

          (b) maintaining account records for such beneficial owners of the Fund's shares;

          (c)  opening and closing accounts;

          (d) answering questions and handling correspondence from shareholders about their accounts;

          (e) processing shareholder orders to purchase, redeem and exchange shares;

          (f) handling the transmission of funds representing the purchase price or redemption proceeds;

          (g) issuing confirmations for transactions in the Fund's shares by shareholders;

          (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

          (i) assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts;

          (j) providing account maintenance and accounting support for all transactions; and

          (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder service must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

          Each agreement with a Service Agent is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Directors. Pursuant to the Service Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made. In addition, arrangements with Service Agents must be approved annually by a majority of the Fund's Directors, including a majority of the Directors who are not "interested persons" of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

          The Board of Directors has approved the arrangements with Service Agents based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Agents must be approved by a majority of the Fund's Board of Directors (including a majority of the disinterested directors). The Shareholder Services Plan may be terminated at any time by vote of a majority of the Directors of the Fund who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan or, at the discretion of the Board of Directors of the Fund, by vote of a majority of the outstanding voting securities of the Fund.

          So long as the arrangements with Service Agents are in effect, the selection and nomination of the members of the Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund will be committed to the discretion of such non-interested directors.

          During the fiscal year ended October 31, 1997, the FMA Small Company Portfolio paid $4,201 to Service Agents for services provided pursuant to the Shareholder Services Plan.

          Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class Shares.

          The Distribution Plan permits the Service Class Shares, pursuant to the Distribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, advertising the availability of services and products; designing materials to send to customers and developing methods of making such materials accessible to customers; providing information about the product needs of customers; providing facilities to solicit Fund sales and to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence from prospective investors, including requests for sales literature, prospectuses and statements of additional information; displaying and making sales literature and prospectuses available; and acting as liaison between shareholders and the Fund, including obtaining information from the Fund and providing performance information about the Fund. In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

          The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' average daily net assets for the year. The Fund's Board of Directors may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such Class, the Board of Directors has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, currently cannot exceed 0.50% of the average daily net assets represented by the Service Class. While the current fee which will be payable under the Service Plan has been set at 0.15% the Plan permits a full 0.75% on all assets to be paid at any time following appropriate Board approval.

          All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts form its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

          The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans, the Distribution Agreement and the related agreements must be approved annually by the Board of Directors in the same manner, as specified above.

          Each year the Directors must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to a Class may be terminated at any time without penalty by a majority of those Directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Directors who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Directors including a majority of the Directors of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of Directors who are not "interested persons" of the fund must be effected by the Directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review. The NASD has adopted amendments to its Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.

                             PORTFOLIO TRANSACTIONS

          The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. In doing so, the Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended, October 31, 1995, 1996 and 1997, the entire Fund paid brokerage commissions of approximately $104,988, $84,043 and $90,657, respectively.

          Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES

          The Board of Directors of the Fund approved a Fund Administration Agreement effective April 15, 1996 (the "Fund Administration Agreement") between UAM Fund Services, Inc. ("UAMFSI"), a wholly owned subsidiary of UAM, and the Fund. Pursuant to the terms of the Fund Administration Agreement, UAMFSI manages, administers and conducts the general business activities of the Fund other than those which have been contracted to other third parties by the Fund. Additionally, UAMFSI has agreed to provide transfer agency services to the Portfolios pursuant to the terms of the Fund Administration Agreement.

          UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Fund Service Agreement between UAMFSI and CGFSC (collectively, with the Fund

Administration Agreement between UAMFSI and the Fund, the "Agreements").

          Pursuant to the terms of the Agreements, each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following portfolio-specific fees are calculated from the aggregate net assets of the
Portfolio:

                                                       Annual Rate
          Small Company Portfolio.....................       0.04%


          CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

          0.19 of 1% of the first $200 million of combined UAM Funds net assets;

          0.11 of 1% of the next $800 million of combined UAM Funds net assets;

          0.07 of 1% of combined UAM Funds net assets in excess of $1 billion but less than $3 billion;

          0.05 of 1% of combined UAM Funds net assets in excess of $3 billion.

          Fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years.
If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

          Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for the fiscal periods prior to April 15, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.

          During the fiscal years ended October 31, 1995, 1996 and 1997, administrative services fees paid to the Administrator by the Portfolio totaled approximately $76,000, $80,758 and $92,660, respectively. Of the fees paid during the year ended October 31, 1997, the Portfolio paid $80,327 to CGFSC and $12,333 to UAMFSI. The services provided by the Administrator and the basis of the current fees payable to the Administrator for the 1995, 1996 and 1997 fiscal years are described in the Portfolio's Prospectuses.


          UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including taxes, interest, brokerage fees and commissions, if any, salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of UAMFSI, or the Fund's investment adviser or distributor, SEC fees and state Blue Sky fees, EDGAR filing fees, processing services and related fees, advisory and administration fees, charges and expenses of pricing and data services, independent public accountants and custodians, insurance premiums including fidelity bond premiums, outside legal expenses, costs of maintenance of corporate existence, typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund, printing and production costs of shareholders' reports and corporate meetings, cost and expenses of Fund stationery and forms, costs of special telephone and data lines and devices, trade association dues and Expenses, and any extraordinary expenses and other customary Fund expenses.


          Unless sooner terminated, the Fund Administration Agreement shall continue in effect from year to year provided such continuance is specifically approved at least annually by the Board. The Fund Administration Agreement is terminable, without penalty, by the Board or by UAMFSI, on not less than ninety
(90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.


          UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. The compensation of such person or persons for such employment shall be paid by UAMFSI and no obligation will be incurred by or on behalf of the Fund in such respect.


          Effective February 28, 1997, the Fund entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the Portfolios in the accounts for which it provides services. During the fiscal year ended October 31, 1997, the FMA Small Company Portfolio paid the Service Provider $636 in fees pursuant to the Services Agreement.

                                   CUSTODIAN

          The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

                            INDEPENDENT ACCOUNTANTS

          Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountants for the Fund.

                                  DISTRIBUTOR

          UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, serves as the Fund's distributor. Shares of the Fund are offered continuously. While the Distributor will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. The Distributor received no compensation for its services from the Portfolio during the fiscal year ended October 31, 1997.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

          The Portfolio may from time to time quote various performance figures to illustrate the past performance of each class of the Portfolio. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by each class of the Portfolio be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by each class of the Portfolio are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by each class of the Portfolio to compute or express performance follows.

YIELD

          Current yield reflects the income per share earned by a Portfolio's investment. The current yield of a Portfolio is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

          A yield figure is obtained using the following formula:

          Yield = 2[(a - b + 1)/6/ - 1]
                     -----
                      cd

where:

               a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive income distributions
               d = the maximum offering price per share on the last day of the period.

TOTAL RETURN

          The average annual total return of the Portfolio is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.

          Since Service Class shares of the Portfolio bear additional service and distribution expenses, the average annual total return of the Service Class Shares of the Portfolio will generally be lower than that of the Institutional Class Shares.

          The average annual total rates of return for the Institutional Class Shares and Service Class Shares of the FMA Small Company Portfolio from inception and for the one- and five-year period (in the case of Institutional Class shares) ended on the date of the Financial Statements included herein are as follows:

                                                            Since
                                                          Inception
                               One Year    Five Years   Through Year
                                Ended         Ended         Ended
                             October 31,     October     October 31,   Inception
                                 1997       31, 1997        1997         Date
                             ------------  -----------  -------------  ---------
FMA Small Company
  Portfolio Institutional
  Class Shares.............      42.33%       23.30%       18.98%     7/31/91

FMA Small Company
  Portfolio Service
  Class Shares.............         -            -         11.04%     8/1/97


     These figures are calculated according to the following formula:

          P(1 + T)/n/ = ERV

where:

               P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).


COMPARISONS

          To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

          In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its performance. In addition, there can be no assurance that a Portfolio will continue this performance as compared to such other averages.

                                 GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

          The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders.

          Both classes of shares of each Portfolio of the Fund, when issued and paid for as provided for in the Prospectus, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Both Institutional Class and Service Class Shares represent interests in the same assets of the Portfolio and are identical in all respects, except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures. The Board of Directors has authorized an additional class of Shares in the Portfolio, Advisor Class Shares. As of the date of this Statement of Additional Information, no Advisor Class Shares have been offered by the Portfolio.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

          The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectuses). The amounts of any income dividends or capital gains distributions cannot be predicted.

          Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectuses.

          As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

          Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

          In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies.

          The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

          The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                             FINANCIAL STATEMENTS

          The Financial Statements (including notes thereto) of the FMA Small Company Portfolio, which appear in the Portfolio's 1997 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are attached to this Statement of Additional Information.

               APPENDIX A - DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF BOND RATINGS

          Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its highest bond ratings: Aaa -- judged to be the best quality; carry the smallest degree of investment risk: Aa -- judged to be of high quality by all standards; A -- possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa -- considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

          Excerpts from Standard & Poor's Ratings Services ("S&P") description of its highest bond ratings: AAA -- highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA -- also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A -- regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB -- regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES

          The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

          U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

          In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

          Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III. DESCRIPTION OF COMMERCIAL PAPER

          The Portfolios may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

          Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV. DESCRIPTION OF BANK OBLIGATIONS

          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

V. DESCRIPTION OF FOREIGN INVESTMENTS

          Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

          As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

          Although the Fund will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

          Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                            APPENDIX B - COMPARISONS


          (a) Dow Jones Composite Average or its component averages --- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

          (b) Standard & Poor's 500 Stock Index or its component indices --- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

          (c) The New York Stock Exchange composite or component indices --- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

          (d) Wilshire 5000 Equity Index or its component indices --- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

          (e) Lipper Mutual Fund Performance Analysis and Lipper Fixed Income Fund Performance Analysis --- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

          (f) Morgan Stanley Capital International EAFE Index and World Index --- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

          (g) Goldman Sachs 100 Convertible Bond Index --- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

          (h) Salomon Brothers GNMA Index --- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

          (i) Salomon Brothers High Grade Corporate Bond Index --- consist of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.


          (j) Salomon Brothers Broad Investment Grade Bond --- a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.


          (k) Lehman Brothers Long-Term Treasury Bond --- composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

          (l) NASDAQ Industrial Index --- composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

          (m) Value Line --- composed of over 1,600 stocks in the Value Line Investment Survey.

          (n) Russell 2000 --- composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

          (o) Composite Indices --- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

          (p) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. --- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

          (q) Mutual Fund Source Book, published by Morningstar, Inc. --- analyzes price, yield, risk and total return for equity funds.

          (r) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service --- publications that rate fund performance over specified time periods.

          (s) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics --- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

          (t) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates --- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

          (u) Savings and Loan Historical Interest Rates --- as published in the U.S. Savings & Loan League Fact Book.

          (v) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan Companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers, Inc. and Bloomberg L.P.

                                    PART B

                                UAM FUNDS, INC.

--------------------------------------------------------------------------------
                          ICM FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------

            STATEMENT OF ADDITIONAL INFORMATION -- January 22, 1998

     This Statement is not a Prospectus but should be read in conjunction with the Prospectus of UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the ICM Fixed Income Portfolio's Institutional Class Shares dated January 22, 1998. To obtain the Prospectus, please call the UAM Funds Service Center: 1-800-638-7983.

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES........................................    2

PURCHASE AND REDEMPTION OF SHARES.........................................   15

VALUATION OF SHARES.......................................................   16

SHAREHOLDER SERVICES......................................................   17

INVESTMENT LIMITATIONS....................................................   18

MANAGEMENT OF THE FUND....................................................   20

INVESTMENT ADVISER........................................................   24

PORTFOLIO TRANSACTIONS....................................................   26

ADMINISTRATIVE SERVICES...................................................   27

CUSTODIAN.................................................................   29

INDEPENDENT ACCOUNTANTS...................................................   29

DISTRIBUTOR...............................................................   29

PERFORMANCE CALCULATIONS..................................................   30

GENERAL INFORMATION.......................................................   32

FINANCIAL STATEMENTS......................................................   34

APPENDIX A - DESCRIPTION OF SECURITIES AND RATINGS........................  A-1

APPENDIX B - COMPARISONS..................................................  B-1

                      INVESTMENT OBJECTIVES AND POLICIES

     The following policies supplement the investment policies of the ICM Fixed Income Portfolio (the "Portfolio") as set forth in the Portfolio's Prospectus.

LENDING OF SECURITIES

     The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC" or the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). The Portfolio will not loan securities to the extent that greater than one-third of its assets (including the value of the collateral for the loan) at fair market value would be committed to loans. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the Prospectus.

SHORT-TERM INVESTMENTS

     In order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in the short-term investments described below.

     (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio.

     Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods);

     Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by each Portfolio;


     (2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, determined by the Adviser to be of comparable quality;


     (3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

     (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

     (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

     (6)  Repurchase agreements collateralized by securities listed above.

FUTURES CONTRACTS

     The Portfolio may purchase and sell futures and related options on futures contracts in connection with the securities in which it invests for the purposes of remaining fully invested, reducing transactions costs and to hedge against adverse movements of the market. In addition, interest rate futures and options are used to increase or reduce interest rate exposure resulting from market changes or cash flow variations. Futures and options also allow the efficient implementation of strategies to hedge U.S. positions with currency-hedged foreign interest rate exposure. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges, boards of trade, or similar entity or quoted on an automated quotation system. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The Portfolio intends to use futures contracts generally only for hedging purposes.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS

     The Portfolio will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Portfolio will use futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Portfolio's total net assets.

RISK FACTORS IN FUTURES TRANSACTIONS

     The Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell Portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contracts would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio are generally engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by the Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     Futures contracts, and options on futures contracts, may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

OPTIONS

     The Portfolio may purchase and sell put and call options on futures contracts securities and currencies for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities.

WRITING COVERED OPTIONS

     The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio effects a closing purchase transaction. A closing purchase transaction cancels out the Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.


     The Portfolio writes only covered put options, which means that so long as a Portfolio is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash or other liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, a Portfolio will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Portfolio may engage in closing transactions in order to terminate put options that it has written.

PURCHASING OPTIONS

     The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Portfolio's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Portfolio may purchase call options on securities held in its investment portfolio on which it has written call options or on securities which it intends to purchase.

OPTIONS ON FOREIGN CURRENCIES

     The Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.


     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     The Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium.
Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.


     The Portfolio intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account with the custodian.

     The Portfolio also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate.
In such circumstances, the

Portfolio collateralizes the option by maintaining in a segregated account with the custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

     Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to the regulation of the Commission. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     The U.S. dollar value of the assets of the Portfolio may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts ("forward contracts") to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

     The Portfolio may enter into forward contracts in several circumstances. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Portfolio anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Portfolio does not intend to enter into such forward contracts to protect the value of portfolio securities on a regular or continuous basis. The Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio securities or other assets denominated in that currency.

     Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of the Portfolio will thereby be served. The Fund's custodian will place cash or liquid securities into a segregated account in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will be equal to the amount of the Portfolio's commitments with respect to such contracts.

     The Portfolio generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Portfolio may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Portfolio's dealings in forward contracts will be limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.


FEDERAL TAX TREATMENT OF FORWARD CURRENCY AND FUTURES CONTRACTS

     Except for transactions the Portfolio has identified as hedging transactions, the Portfolio is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Realized gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income: i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other related income including gains from options, futures and forward contracts, derived with respect to its business of investing in such securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

     The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised on the nature of the payments.

PORTFOLIO TURNOVER

          The portfolio turnover rate described in the Prospectus is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities. The calculation excludes all securities, including options, whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. See "Financial Highlights" in the Prospectus for the historical portfolio turnover rates with respect to the Fixed Income Portfolio.

                       PURCHASE AND REDEMPTION OF SHARES

     Shares of the Portfolio may be purchased without a sales commission, at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's custodian. The minimum initial investment required is $100,000 with certain exceptions as may be determined from time to time by officers of the Fund. The minimum additional investment is $1,000. An order received in proper form prior to the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) will be executed at the price computed on the date of receipt; and an order received not in proper form or after the close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; Christmas Day; New Year's Day and Dr. Martin Luther King, Jr. Day.

     The Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.



     The Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that either the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Portfolio. If redemptions are paid in investment securities, such securities will be valued as set forth in the Portfolio's Prospectus under "Valuation of Shares," and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

     No charge is made by a Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

     Signature Guarantees -- To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required for (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address, or (2) share transfer requests.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Fund's transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     The signature guarantee must appear either (1) on the written request for redemption, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              VALUATION OF SHARES

     Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

     Securities purchased with remaining maturities of 60 days or less are valued at amortized cost if the Board of Directors determines that amortized cost reflects fair value.

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Directors.

                              SHAREHOLDER SERVICES

     The following supplements the shareholder services information set forth in the Portfolio's Prospectus.

EXCHANGE PRIVILEGE

     Institutional Class Shares of the ICM Portfolios may be exchanged for Institutional Class Shares of the other ICM Portfolios. In addition, Institutional Class Shares of the ICM Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of each respective Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-
7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

     Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder, and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the Exchange will be processed on the next business day. Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

     For federal income tax purposes, an exchange between funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

     Shareholders may transfer shares of the Fund's Portfolios to another person or entity by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Purchase and Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.


                             INVESTMENT LIMITATIONS

     The Portfolio is subject to the following restrictions, which are non-fundamental except as described below, and which may be changed by the Fund's Board of Directors upon reasonable notice to investors. Investment limitations
(4), (6) and (7) are classified as fundamental. The Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. These restrictions supplement the investment objective and policies set forth in the Prospectus. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment limitations. The Portfolio will not:

     (1) invest in commodities except that the Portfolio may invest in futures contracts and options to the extent that not more than 5% of the Portfolio's assets are required as deposit to secure obligations under futures contracts;

     (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (10) below) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

     (4) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into options, futures or repurchase transactions;

     (5)  purchase on margin or sell short except as specified in (1) above;

     (6) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

     (7) with respect as to 75% of its assets, purchase securities of any issuer (except obligations of the United States Government and its instrumentalities) if as the result more than 5% of the Portfolio's total assets, at the time of purchase, would be invested in the securities of such issuer;

     (8) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (9) borrow money, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and the Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets;

     (10) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value;

     (11) underwrite the securities of other issuers or invest more than an aggregate of 10% of the assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

     (12) invest for the purpose of exercising control over management of any company;

     (13) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) continuous operations consisting of less than three years;

     (14) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a temporary defensive position; and

     (15) write or acquire options or interests in oil, gas or other mineral exploration or development programs.


                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

     The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund, their addresses and dates of birth, and a brief statement of their present positions and principal occupations during the past five years.

John T. Bennett, Jr.          Director of the Fund; President of
College Road-RFD 3            Squam Investment Management Company,
Meredith, NH 03253            Inc.  and Great Island Investment
1/26/29                       Company, Inc.; President of Bennett
                              Management Company from 1988 to 1993.

Nancy J. Dunn                 Director of the Fund; Vice President
10 Garden Street              for Finance and Administration and
Cambridge, MA  02138          Treasurer of Radcliffe College since
8/14/51                       1991.

Philip D. English             Director of the Fund; President and
16 West Madison Street        Chief Executive Officer of Broventure
Baltimore, MD 21201           Company, Inc.; Chairman of the Board of
8/5/48                        Chektec Corporation and Cyber
                              Scientific, Inc.

William A. Humenuk            Director of the Fund; Partner in the
4000 Bell Atlantic Tower      Philadelphia office of the law firm
1717 Arch Street              Dechert Price & Rhoads; Director,
Philadelphia, PA 19103        Hofler Corp.
4/21/42

Norton H. Reamer*             Director, President and Chairman of the
One International Place       Fund; President, Chief Executive
Boston, MA 02110              Officer and a Director of United Asset
3/21/35                       Management Corporation; Director,
                              Partner or Trustee of each of the
                              Investment Companies of the Eaton Vance
                              Group of Mutual Funds.

Charles H. Salisbury, Jr.*    Director of the Fund; Executive Vice
One International Place       President of United Asset Management
Boston, MA  02110             Corporation; formerly an executive
8/24/40                       officer and Director of T. Rowe Price
                              and President and Chief Investment
                              Officer of T. Rowe Price Trust Company.

Peter M. Whitman, Jr.*        Director of the Fund; President and
One Financial Center          Chief Investment Officer of Dewey
Boston, MA 02111              Square Investors Corporation since
7/1/43                        1988; Director and Chief Executive
                              Officer of H.T. Investors, Inc.,
                              formerly a subsidiary of Dewey Square.

William H. Park               Vice President of the Fund; Executive
One International Place       Vice President and Chief Financial
Boston, MA 02110              Officer of United Asset Management
9/19/47                       Corporation.



Gary L. French                Treasurer of the Fund; President of UAM
211 Congress Street           Fund Services, Inc. and UAM Fund
Boston, MA 02110              Distributors, Inc.; Vice President of
7/4/51                        Operations, Development and Control of
                              Fidelity Investments in 1995; Treasurer
                              of the Fidelity Group of Mutual Funds
                              from 1991 to 1995.


Robert R. Flaherty            Assistant Treasurer of the Fund; Vice
211 Congress Street           President of UAM Fund Services, Inc.;
Boston, MA 02110              former Manager of Fund Administration
9/18/63                       and Compliance of Chase Global Fund
                              Services Company from 1995 to 1996;
                              Senior Manager of Deloitte & Touche LLP
                              from 1985 to 1995.


Gordon M. Shone               Assistant Treasurer of the Fund; Vice
73 Tremont Street             President of Fund Administration and
Boston, MA  02108             Compliance of Chase Global Funds
7/30/56                       Services Company; formerly Senior Audit
                              Manager of Coopers & Lybrand from 1983
                              to 1993.


Michael DeFao                 Secretary of the Fund; Vice President
211 Congress Street           and General Counsel of UAM Fund
Boston, MA 02110              Services, Inc. and UAM Fund
2/28/68                       Distributors, Inc.; Associate Attorney
                              of Ropes & Gray (a law firm) from 1993
                              to 1995.


Karl O. Hartmann              Assistant Secretary of the Fund; Senior
73 Tremont Street             Vice President and General Counsel of
Boston, MA 02108              Chase Global Funds Services Company.
3/7/55

-----------------

* Messrs. Reamer, Salisbury and Whitman are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

     As of December 24, 1997, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

     The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $6,300 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their services as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator, or CGFSC and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund, and UAM Funds Trust (collectively the "Fund Complex") in the fiscal year ended October 31, 1997.

                                      Pension or
                                      Retirement
                                      Benefits                     Total
                                       Accrued     Estimated   Compensation
                         Aggregate        as        Annual         from
                        Compensation   Part of     Benefits     Registrant
   Name of Person,          From         Fund        Upon          and
       Position         Registrant    Expenses    Retirement   Fund Complex
----------------------  ----------    ----------  ----------   -------------
John T. Bennett, Jr...    $26,791          0            0         $32,750
  Director
Nancy J. Dunn.........    $ 6,774          0            0         $ 8,300
  Director
Philip D. English.....    $26,791          0            0         $32,750
  Director
William A. Humenuk....    $26,791          0            0         $32,750
  Director

PRINCIPAL HOLDERS OF SECURITIES

     As of December 24, 1997, the following persons or organizations held of record or beneficially 5% or more of the shares of the Portfolio:

     ICM Fixed Income Portfolio:   Finney Trimble & Associates, Profit Sharing
Plan, First National Bank of Maryland, P.O. Box 1596, Baltimore, MD, 16.0%; Friends School of Baltimore, Inc., Trustee, FBO Mercantile-Safe Deposit & Trust Co., Attn: Ms Isabel Corbett, Two Hopkins Plaza, Baltimore, MD, 11.4%*; MSTA Pension, c/o Investment Counselors of Maryland, 803 Cathedral

Street, Baltimore, MD, 9.7%; ICM-UAM Profit Sharing & 401(k) Plan, First National Bank of Maryland, P.O. Box 1596, Baltimore, MD, 8.9%; Bryn Mawr School, c/o Investment Counselors of Maryland, 803 Cathedral Street, Baltimore, MD, 7.5%; Garrison Forest School, c/o Investment Copunselors of Maryland, 803 Cathedral Street, Baltimore, MD, 6.0%; and AAMC Employee Thrift Plan 401A, Franklin and Cathedral Streets, Attn: David Harthman, Annapolis, MD, 5.7%.

------------------------
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

     The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940
Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.


                               INVESTMENT ADVISER

CONTROL OF ADVISER

     Investment Counselors of Maryland, Inc. (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

SERVICES PERFORMED BY ADVISER

     Pursuant to an Investment Advisory Agreement ("Agreement") between the Fund and the Adviser, the Adviser has agreed to manage the investment and reinvestment of the Portfolio's assets, to continuously review, supervise and administer the Portfolio's investment program, and to determine in its discretion the securities to be purchased or sold and the portion of the Portfolio's assets to be held uninvested.

     In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Agreement, (ii) reckless disregard by the Adviser of its obligations and duties under the Agreement, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Agreement.


         Unless sooner terminated, the Agreement shall continue for periods of one year so long as such continuance is specifically approved at least annually
(a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time by the Portfolio, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days written notice to the Adviser. The Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days written notice to the Fund. The Agreement will automatically and immediately terminate in the event of its assignment.

PHILOSOPHY AND STYLE

     The Adviser employs a conservative fixed income investment strategy. It is designed to provide superior, risk-adjusted returns with an emphasis on consistently outperforming the broad intermediate-term market as interest rates climb and participating in market rallies as rates fall. The investment process is largely driven by independent research on relative value along the yield curve and a view on interest rate trends. The Adviser considers events affecting both the U.S. and international capital markets in its analysis. Market models developed in-house and other internal systems quantify and monitor a broad set of risk measures used to identify relative value between sectors and within security groups. Relative value generally exists when a security or sector offers the prospect of superior rewards for a given amount of risk.

REPRESENTATIVE INSTITUTIONAL CLIENTS

     As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included Georgia Gulf Corp., State of Maryland, Johns Hopkins Hospital, State of Kentucky, NYNEX, TRW Corp., and Wisconsin Power & Light.

     In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES

     As compensation for services rendered by the Adviser under the Agreement, the Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to the Portfolio's average daily net assets for the month:

                                             Rate
     ICM Fixed Income Portfolio............. 0.50%

     For the fiscal years ended October 31, 1995, 1996 and 1997, the Portfolio paid advisory fees of approximately $0, $0 and $0, respectively. During these periods, the Adviser voluntarily waived advisory fees of approximately $76,000, $101,707 and $144,659, respectively.


                             PORTFOLIO TRANSACTIONS

     The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio.
In doing so, the Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolio for their clients. During the fiscal years ended October 31, 1995, 1996 and 1997, the Portfolio paid no brokerage commissions.

     Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.


                            ADMINISTRATIVE SERVICES

     The Board of Directors of the Fund approved a Fund Administration Agreement, effective April 15, 1996 ("Fund Agreement") between UAM Fund Services, Inc., a wholly owned subsidiary of UAM, and the Fund. Pursuant to the terms of the Fund Administration Agreement, UAMFSI manages, administers and conducts the general business activities of the Fund other than those which have been contracted to other third parties by the Fund. Additionally, UAMFSI has agreed to provide transfer agency services to the Portfolio pursuant to the terms of the Agreement.

     UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Fund Service Agreement between UAMFSI and CGFSC (collectively, with the Fund Administration Agreement between UAMFSI and the Fund, the "Agreements").

     Pursuant to the terms of the Agreements, the Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The portfolio-specific fee is 0.04% of aggregate net assets.

     CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

     0.19 of 1% of the first $200 million of combined UAM Funds net assets;

     0.11 of 1% of the next $800 million of combined UAM Funds net assets;

     0.07 of 1% of combined UAM Funds net assets in excess of $1 billion but less than $3 billion;

     0.05 of 1% of combined UAM Funds net assets in excess of $3 billion.

     Fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

     Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for the fiscal periods prior to April 15, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.

     During the fiscal years ended October 31, 1995, 1996 and 1997, administrative services fees paid to the Administrator by the ICM Fixed Income Portfolio totaled approximately $82,000, $89,268 and $96,007, respectively. Of the fees paid during the year ended October 31, 1996 and 1997, the ICM Fixed Income Portfolio paid $84,340 and $84,435 to CGFSC and $4,928 and $11,572 to UAMFSI, respectively.

     UAMFSI bears all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including taxes, interest, brokerage fees and commissions, if any, salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of UAMFSI, or the Fund's investment adviser or distributor, SEC fees and state Blue Sky fees, EDGAR filing fees, processing services and related fees, advisory and administration fees, charges and expenses of pricing and data services, independent public accountants and custodians, insurance premiums including fidelity bond premiums, outside legal expenses, costs of maintenance of corporate existence, typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund, printing and production costs of shareholders' reports and corporate meetings, cost and expenses of Fund stationery and forms, costs of special telephone and data lines and devices, trade association dues and expenses, and any extraordinary expenses and other customary Fund expenses.

     Unless sooner terminated, the Fund Administration Agreement shall continue in effect from year to year provided such continuance is specifically approved at least annually by the Board. The Fund Administration Agreement is terminable, without penalty, by the Board or by UAMFSI, on not less than ninety
(90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

     UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. The compensation of such person or persons for such employment shall be paid by UAMFSI and no obligation will be incurred by or on behalf of the Fund in such respect.

     Effective February 28, 1997, the Fund entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the Portfolio in the accounts for which it provides services. The Service Provider received no compensation from the Fixed Income Portfolio during the fiscal year ended October 31, 1997.

                                   CUSTODIAN

     The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

                            INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountants for the Fund.

                                  DISTRIBUTOR

     UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, serves as the Fund's distributor. Shares of the Fund are offered continuously. While the Distributor will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares.

     The Distributor received no compensation for its services directly or indirectly from the Fixed Income Portfolio during the Fund's fiscal year ended October 31, 1997.


                            PERFORMANCE CALCULATIONS

PERFORMANCE

     The Portfolio may from time to time quote various performance figures to illustrate the Fund's past performance.

     Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by the Fund to compute or express performance follows.

TOTAL RETURN

     The average annual total return is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. The average annual total rates of return for the Portfolio from inception and for the one year period ended on the date of the Financial Statements included herein are as follows:

                                        Since Inception
                                          Through Year
                         One Year            Ended
                    Ended October 31,     October 31,     Inception
                           1997               1997          Date
                    ------------------  ----------------  ---------
ICM Fixed Income
 Portfolio........        8.31%               6.71%        11/3/92

     These figures are calculated according to the following formula:


          P (1 + T)/n/ = ERV

where:

            P  =  a hypothetical initial payment of $1,000
------------
            T  =  average annual total return
------------
            n  =  number of years
------------
          ERV  =  ending redeemable value of a hypothetical $1,000 payment made
----------
                  at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).


YIELD

     Current yield reflects the income per share earned by a Portfolio's
-----
investments.

     Current yield is determined by dividing the net investment income per share
-----
earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the Portfolio for the 30-day period ended on October 31, 1997 was 5.64%.

     This figure is obtained using the following formula:

     Yield = 2 [(a -- b + 1)/6/ -- 1]
                -------
                  cd
where:

     a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive income distributions d = the maximum offering price per share on the last day of the period.

COMPARISONS

     To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its performance. In addition, there can be no assurance that a Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be addressed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios. The Board of Directors has classified additional classes of shares in the Portfolio, known as Institutional Service Shares and Advisor Shares. As of the date of this Statement of Additional Information, no Institutional Service Shares or Advisor Shares of these Portfolios have been offered by the Fund.

     The shares of each Portfolio of the Fund, when issued and paid for as provided for in its Prospectuses, will be fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Portfolio's Prospectus). The amounts of any income dividends or capital gains distributions cannot be predicted.

     Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Portfolios' Prospectus.

     As set forth in the Portfolio's Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.


     Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.


FEDERAL TAXES

     In order for a Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income derived with respect to its business of investing in such securities or currencies.

     The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes. Shareholders will be advised on the nature of the payments.


CODE OF ETHICS

     The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                              FINANCIAL STATEMENTS

     The Financial Statements (including notes thereto) of the ICM Fixed Income Portfolio for the fiscal year ended October 31, 1997, which appear in the Portfolio's 1997 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are attached to this Statement of Additional Information.

              APPENDIX A - DESCRIPTION OF SECURITIES AND RATINGS

I.   DESCRIPTION OF BOND RATINGS

     Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its highest bond ratings: Aaa -- judged to be the best quality; carry the smallest degree of investment risk: Aa -- judged to be of high quality by all standards; A -- possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa -- considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

     Excerpts from Standard & Poor's Ratings Services' ("S&P") description of its highest bond ratings: AAA -- highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA -- also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A -- regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB -- regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

II.  DESCRIPTION OF MORTGAGE-BACKED SECURITIES

     Mortgage-backed securities represent ownership interests in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage-backed securities purchased by the Portfolio will be rated investment grade by Moody's or S&P.

UNDERLYING MORTGAGES

     Pools consist of whole mortgage loans or participants in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Portfolio may purchase mortgage securities, consisting of pools of variable rate mortgages (VRM), growing equity mortgages (GEM), graduated payment mortgages
(GPM) and other types where the principal and interest payment procedures vary. VRMs are mortgages which reset the mortgage's interest rate with changes in open market interest rates. The Portfolio's interest income will vary with changes in the applicable interest rate on pools of VRMs. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Portfolio's net asset value since the prices at which these securities are valued each day will reflect the payment procedure.

     All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

AVERAGE LIFE

     The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayment is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

     As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities of different characteristics will have varying assumptions for average life.

RETURNS ON MORTGAGE-BACKED SECURITIES

     Yields on mortgage-backed pass-through securities are typically quoted on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Portfolio. The compounding effect from reinvestment of monthly payments received by the Portfolio will increase its yield to shareholders, compared to bonds that pay interest semiannually.

ABOUT MORTGAGE-BACKED SECURITIES

     Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payment.

     Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

     The Federal National Mortgage Association (FNMA) is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/services which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

     The principal government guarantor of mortgage-backed securities is the Government National Mortgage Association (GNMA). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage-backed securities purchased for the Portfolio will, however, be rated investment grade by Moody's or S&P.

     The Portfolio expects that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Portfolio will, consistent with their investment objective and policies, consider making investments in such new types of securities.

III.  DESCRIPTION OF U.S. GOVERNMENT SECURITIES

     The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

     In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and FNMA, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

IV.  DESCRIPTION OF COMMERCIAL PAPER

     The Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

     Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

V.  BANK OBLIGATIONS

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

VI.  DESCRIPTION OF FOREIGN INVESTMENTS

     Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Fund's Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Fund will endeavor to achieve the most favorable execution costs in its Portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

          Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                            APPENDIX B - COMPARISONS


     (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

     (c) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     (d) Wilshire 5000 Equity index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

     (e) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

     (f) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

     (g) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

     (h) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     (i) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     (j) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

     (k) Lehman Brothers Aggregate Index -- is a fixed income market value-weighted index that combines the Lehman Brothers Government/ Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes fixed rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $100 million for U.S. Government issues and $25 million for others.

     (l) Lehman Brothers Long-Term Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

     (m) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (n) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

     (o) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

     (p) Composite Indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

     (q) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc.-- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     (r) Mutual Fund Source Book, published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

     (s) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York

Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     (t) Consumer Price Index (or cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     (u)   Stocks, Bonds, Bills and Inflation, published by Ibbotson
Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

     (v) Savings and Loan Historical Interest Rates -- as published in the U.S. Savings & Loan League Fact Book.

     (w) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers, Inc.; and Bloomberg L.P.

                                    PART B

                                UAM FUNDS, INC.

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                          ICM SMALL COMPANY PORTFOLIO

                              ICM EQUITY PORTFOLIO

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             STATEMENT OF ADDITIONAL INFORMATION - January 22, 1998

          This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the ICM Small Company and ICM Equity Portfolios' Institutional Class Shares dated January 22, 1998. To obtain the Prospectus, please call the UAM Funds Service Center: 1-800-638-7983.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----

INVESTMENT OBJECTIVES AND POLICIES.......................................    1

PURCHASE AND REDEMPTION OF SHARES........................................    9

VALUATION OF SHARES......................................................   11

SHAREHOLDER SERVICES.....................................................   12

INVESTMENT LIMITATIONS...................................................   13

MANAGEMENT OF THE FUND...................................................   15

INVESTMENT ADVISER.......................................................   19

PORTFOLIO TRANSACTIONS...................................................   21

ADMINISTRATIVE SERVICES..................................................   22

CUSTODIAN................................................................   24

INDEPENDENT ACCOUNTANTS..................................................   25

DISTRIBUTOR..............................................................   25

PERFORMANCE CALCULATIONS.................................................   25

GENERAL INFORMATION......................................................   27

FINANCIAL STATEMENTS.....................................................   29

APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS......................  A-1

APPENDIX B - COMPARISONS.................................................  B-1

                       INVESTMENT OBJECTIVES AND POLICIES

          The following policies supplement the investment policies of the ICM Small Company and ICM Equity Portfolios (the "Portfolios") as set forth in the Portfolios' Prospectus.

LENDING OF SECURITIES

          Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC" or the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). A Portfolio will not loan securities to the extent that greater than one-third of its assets (including the value of collateral for the loan) at fair market value would be committed to loans. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the Prospectus.

SHORT-TERM INVESTMENTS

          In order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, each Portfolio may invest a portion of its assets in the short-term investments described below:

          (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio;

          Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods);

          Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank had total assets of a least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by each Portfolio;

          (2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, determined by the Adviser to be of comparable quality;

          (3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

          (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

          (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

          (6)  Repurchase agreements collateralized by securities listed above.

FUTURES CONTRACTS

          The Portfolios may enter into stock futures contracts, options, and options on futures contracts for the purposes of hedging, remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.


          Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

          Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

          After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

          Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The Portfolios intend to use futures contracts only for hedging purposes.

          Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of a Portfolio. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contracts purchases will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

          Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolios' exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolios will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

          The Portfolios will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of their initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, the Portfolios will not enter into futures contracts to the extent that their outstanding obligations to purchase securities under these contracts would exceed 20% of their total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

          The Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolios would continue to be required to make daily cash payments to maintain their required margin. In such situations, if the Portfolios have insufficient cash, they may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolios may be required to make delivery of the instruments underlying futures contracts they hold. The inability to close options and futures positions also could have an adverse impact on the Portfolios' ability to effectively hedge.

          The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contracts would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in a loss in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio is engaged in only for hedging purposes, the Adviser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. The Portfolios would presumably have sustained comparable losses if, instead of the futures contract, they had invested in the underlying financial instrument and sold it after the decline.

          Utilization of futures transactions by the Portfolios does involve the risk of imperfect or no correlation where the securities underlying a futures contract have different maturities than the portfolio securities being hedged. It is also possible that the Portfolios could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by the Portfolios of margin deposits in the event of bankruptcy of a broker with whom the Portfolios have an open position in a futures contract or related option.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS

          The Portfolios may purchase and sell put and call options and write covered call and put options on futures contracts generally for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. For example, there are significant differences between the securities, futures and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when, and how to use options involves the exercise of skill and judgment by the Adviser, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

WRITING COVERED CALL AND PUT OPTIONS AND PURCHASING CALL AND PUT OPTIONS

          The Portfolios may write exchange-traded covered call and put options on or relating to specific securities in order to earn additional income or, in the case of a call written, to minimize or hedge against anticipated declines in the value of its portfolio securities. The Portfolios may write covered call options on their portfolio securities in order to earn additional income or to minimize or hedge against anticipated declines in the value of those securities. All call options written by a Portfolio are covered, which means that the Portfolio will own the securities subject to the option as long as the option is outstanding. All put options written by a Portfolio are covered, which means that the Portfolio has deposited with its custodian cash or liquid securities with a value at least equal to the exercise price of the option. Call and put options written by the Portfolio may also be covered to the extent that the Portfolio's liabilities under such options are offset by its rights under call or put options purchased by a Portfolio and call options written by a Portfolio may also be covered by depositing cash or securities with its custodian in the same manner as written puts are covered.

          Through the writing of a covered call option a Portfolio receives premium income but obligates itself to sell to the purchaser of such an option the particular security underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security during this period. Through the writing of a covered put option, a Portfolio receives premium income but obligates itself to purchase a particular security underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value during the option period.

          The Portfolios may, in accordance with their investment objectives, also write exchange-traded covered call and put options on stock indices. The Portfolios may write such options to generate additional income or as a hedging technique to minimize anticipated declines in the value of the Portfolio's securities. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.

          The Portfolios may also purchase exchange-traded call and put options with respect to securities and with respect also to stock indices that correlate with their particular portfolio securities. The Portfolios may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of portfolio securities. As the holder of a put option with respect to individual securities, the Portfolios have the right to sell the securities underlying the options and to receive a cash payment at the exercise price at any time during the option period. As the holder of a put option on an index, a Portfolio has the right to receive, upon exercise of the option, a cash payment equal to a multiple of any excess of the strike price specified by the option over the value of the index.

          The Portfolios may purchase call options on individual securities in order to take advantage of anticipated increases in the price of those securities by purchasing the right to acquire the securities underlying the option (or, with respect to options on indices, to receive income equal to the value of such index over the strike price). As the holder of a call option with respect to individual securities, a Portfolio obtains the right to purchase the underlying securities at the exercise price at any time during the option period. As the holder of a call option on a stock index, a Portfolio obtains the right to receive upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.

          The Portfolios may also write and purchase unlisted covered call and put options. Such options are not traded on an exchange and may not be as actively traded as listed securities, making the valuation of these securities more difficult. In addition, an unlisted option entails a risk not found in connection with listed options -- that the party on the other side of the option transaction will default. This may make it impossible to close out an unlisted option position in some cases, and profits may be lost thereby. Except as described below, such unlisted over-the-counter options will generally be considered illiquid securities. The Portfolios will engage in such transactions only with firms of sufficient credit to minimize these risks. Where a Portfolio has entered into agreements with primary dealers with respect to the unlisted options it has written, and such agreements would enable the Portfolio to have an absolute right to repurchase, at a pre-established formula price, the over-the-counter options written by it, the Portfolio will treat as illiquid only the amount equal to the formula price described above less the amount by which the option is "in the money."

          Option-related investment practices involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options -- the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above an amount equal to the exercise price plus the premium; writing covered put options -- the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or to make a cash settlement on a stock index at prices that may not reflect current market values; and purchasing put and call options -- possible loss of the entire premium paid.

          In addition, the effectiveness of hedging the Portfolios through the purchase or sale (writing)of stock index options will depend upon the extent to which price movements in the Portfolios' holdings being hedged correlate with price movements in the selected stock index. Perfect correlation may not be possible because the securities held or to be acquired by the Portfolios may not exactly match the composition of the stock index on which options are purchased or written.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

          Except for transactions the Portfolios have identified as hedging transactions, the Portfolios are required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolios may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

          In order for the Portfolios to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of their gross income for a taxable year must be derived from qualifying income: i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

          The Portfolios will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolios' fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolios' other investments and shareholders will be advised on the nature of the payments.

PORTFOLIO TURNOVER

          The portfolio turnover rates described in the Prospectus are calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities. The calculation excludes all securities, including options, whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. See "Financial Highlights" in the Prospectus for the historical portfolio turnover rates with respect to the Small Company and Equity Portfolios.

                       PURCHASE AND REDEMPTION OF SHARES

          Shares of each Portfolio may be purchased without a sales commission, at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's custodian. The minimum initial investments required for the ICM Small Company and ICM Equity Portfolios are $5,000,000 and $2,500, respectively, with certain exceptions as may be determined from time to time by the officers of the Fund. Other investment minimums are: initial IRA investment, $500; initial spousal IRA investment, $250; minimum additional investment for Small Company and Equity Portfolios are $1,000 and $100, respectively. An order received in proper form prior to the close of regular trading on the New

York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern Time) will be executed at the price computed on the date of receipt; and an order received not in proper form or after the close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; Christmas Day; New Year's Day and Dr. Martin Luther King, Jr. Day.

          Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and
(3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.



          Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that either the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Portfolio. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

          No charge is made by a Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by a Portfolio.

Signature Guarantees -- To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required for (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address, or (2) share transfer requests.

          Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Fund's transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

          The signature guarantee must appear either (1) on the written request for redemption, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              VALUATION OF SHARES

          Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

          Securities purchased with remaining maturities of 60 days or less are valued at amortized cost using methods approved by the Fund's Directors.

          The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods approved by the Fund's Directors.

                              SHAREHOLDER SERVICES

          The following supplements the shareholder services information set forth in the Prospectus.

EXCHANGE PRIVILEGE

          Institutional Class Shares of each ICM Portfolio may be exchanged for Institutional Class Shares of the other ICM Portfolios. In addition, Institutional Class Shares of each ICM Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares in the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in a shareholder's state of residence.

          Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

          Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the Exchange will be processed on the next business day. Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

          For federal income tax purposes, an exchange between funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

          Shareholders may transfer shares of the Fund's Portfolios to another person or entity by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Purchase and Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                             INVESTMENT LIMITATIONS

          Each Portfolio is subject to the following restrictions which are fundamental policies (except as noted below) and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of a Portfolio's acquisition of such security or other assets. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment limitations. Each Portfolio will not:

          (1) invest in commodities except that the Portfolio may invest in futures contracts and options to the extent that not more than 5% of a Portfolio's assets are required as deposit to secure obligations under futures contracts;

          (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

          (3) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (10) below) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

          (4) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from
               (i) making any permitted borrowings, mortgages or pledges, or
               (ii) entering into options, futures or repurchase transactions;

          (5) purchase on margin or sell short except as specified in (1) above;*

          (6) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

          (7) with respect as to 75% of its assets, purchase securities of any issuer (except obligations of the United States Government and its instrumentalities) if as the result more than 5% of the Portfolio's total assets, at the time of purchase, would be invested in the securities of such issuer;

          (8) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;*

          (9) borrow money, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the ICM Small Company Portfolio's gross assets (33 1/3% for the ICM Equity Portfolio) valued at the lower of market or cost, and the Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets;

          (10) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value;*

          (11) underwrite the securities of other issuers;

          (12) invest more than an aggregate of 10% of net assets determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

          (13) invest for the purpose of exercising control over management of any company;*

          (14) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) continuous operations consisting of less than three years;*

          (15) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a temporary defensive position; and

          (16) write or acquire options or interests in oil, gas or other mineral exploration or development programs.*

__________

* This restriction is a non-fundamental policy of the ICM Equity Portfolio. Therefore, it may be changed by the Fund's Board of Directors upon a reasonable notice to investors.

                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

          The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund, their addresses and dates of birth, and a brief statement of their present positions and principal occupations during the past five years.

John T. Bennett, Jr.        Director of the Fund; President of
College Road-RFD 3          Squam Investment Management Company,
Meredith, NH 03253          Inc.  and Great Island Investment
1/26/29                     Company, Inc.; President of Bennett
                            Management Company from 1988 to 1993.

Nancy J. Dunn               Director of the Fund; Vice President
10 Garden Street            for Finance and Administration and
Cambridge, MA  02138        Treasurer of Radcliffe College since
8/14/51                     1991.

Philip D. English           Director of the Fund; President and
16 West Madison Street      Chief Executive Officer of Broventure
Baltimore, MD 21201         Company, Inc.; Chairman of the Board
8/5/48                      of Chektec Corporation and Cyber
                            Scientific, Inc.

William A. Humenuk          Director of the Fund; Partner in the
4000 Bell Atlantic Tower    Philadelphia office of the law firm
1717 Arch Street            Dechert Price & Rhoads; Director,
Philadelphia, PA 19103      Hofler Corp.
4/21/42

Norton H. Reamer*           Director, President and Chairman of
One International Place     the Fund; President, Chief Executive
Boston, MA 02110            Officer and a Director of United Asset
3/21/35                     Management Corporation; Director,
                            Partner or Trustee of each of the
                            Investment Companies of the Eaton
                            Vance Group of Mutual Funds.

Charles H. Salisbury, Jr.*  Director of the Fund; Executive Vice
One International Place     President of United Asset Management
Boston, MA  02110           Corporation; formerly an executive
3/24/40                     officer and Director of T. Rowe Price
                            and President and Chief Investment
                            Officer of T. Rowe Price Trust
                            Company.

Peter M. Whitman, Jr.*      Director of the Fund; President and
One Financial Center        Chief Investment Officer of Dewey
Boston, MA 02111            Square Investors Corporation since
7/1/43                      1988; Director and Chief Executive
                            Officers of H.T.  Investors, Inc.,
                            formerly a subsidiary of Dewey Square.

William H. Park             Vice President of the Fund; Executive
One International Place     Vice President and Chief Financial
Boston, MA 02110            Officer of United Asset Management
9/19/47                     Corporation.


Gary L. French              Treasurer of the Fund; President of
211 Congress Street         UAM Fund Services, Inc, and UAM Fund
Boston, MA 02110            Distributors, Inc.; Vice President of
7/4/51                      Operations, Development and Control of
                            Fidelity Investments in 1995;
                            Treasurer of the Fidelity Group of
                            Mutual Funds from 1991 to 1995.

Robert R. Flaherty          Assistant Treasurer of the Fund; Vice
211 Congress Street         President of UAM Fund Services, Inc.;
Boston, MA 02110            former Manager of Fund Administration
9/18/63                     and Compliance of Chase Global Fund
                            Services Company from 1995 to 1996;
                            Senior Manager of Deloitte & Touche
                            LLP from 1985 to 1995.

Gordon M. Shone             Assistant Treasurer of the Fund; Vice
73 Tremont Street           President of Fund Administration and
Boston, MA 02108            Compliance of Chase Global Funds
7/30/56                     Services Company; formerly Senior
                            Audit Manager of Coopers & Lybrand
                            from 1983 to 1993.

Michael DeFao               Secretary of the Fund; Vice President
211 Congress Street         and General Counsel of UAM Fund
Boston, MA 02110            Services, Inc. and UAM Fund
2/28/68                     Distributors, Inc.; Associate Attorney
                            of Ropes & Gray (a law firm) from 1993
                            to 1995.

Karl O. Hartmann            Assistant Secretary of the Fund;
73 Tremont Street           Senior Vice President and General
Boston, MA 02108            Counsel of Chase Global Funds Services
3/7/55                      Company.




* Messrs. Reamer, Salisbury and Whitman are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

          As of December 24, 1997, the Directors and Officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

          The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $6,300 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds

Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their services as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator or CGFSC and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund, and UAM Funds Trust (collectively the "Fund Complex") in the fiscal year ended October 31, 1997.

                                            Pension or
                                            Retirement                 Total
                                            Benefits    Estimated   Compensation
                               Aggregate     Accrued      Annual        from
                             Compensation   as Part of   Benefits    Registrant
      Name of Person,            From          Fund        Upon         and
         Position             Registrant     Expenses   Retirement  Fund Complex
------------ --------------  -------------  ----------  ----------  ------------
John T. Bennett, Jr........     $26,791           0           0       $32,750
  Director
Nancy J. Dunn..............     $ 6,774           0           0       $ 8,300
  Director
Philip D. English..........     $26,791           0           0       $32,750
  Director
William A. Humenuk.........     $26,791           0           0       $32,750
  Director


PRINCIPAL HOLDERS OF SECURITIES

          As of December 24, 1997, the following persons or organizations held of record or beneficially 5% or more of the shares of the ICM Portfolios, as noted.

          ICM Equity Portfolio: Wilmington Trust Co. TRSTE, FBO AC 425173 Integrated Device Technology 401K, c/o Mutual Funds, 1100 N. Market Street, Wilmington, DE, 23.1%; Charles Schwab & Co., Inc., Reinvest Account, Attn:
Mutual Funds, 101 Montgomery Street, San Francisco, CA, 15.4%; First National Bank of Maryland Customer Account, Finney Trimble, Assoc. Profit Sharing Plan 28050, P.O. Box 1596, Baltimore, MD, 12.4%; First National Bank of Maryland, Cust ICM/USM PS & 401K Plan, 71275, Security Processing 101 610, P.O. Box 1596, Baltimore, MD, 9.0% and Bryn Mawr School, c/o Investment Counselors of Maryland, 803 Cathedral Street, Baltimore, MD, 8.8%.

          ICM Small Company Portfolio: Major League Baseball Players Benefit Plan, c/o Investment Counselors of Maryland, 803 Cathedral Street, Baltimore, MD, 9.8%; North Carolina Trust Company, P.O. Box 1108, Greensboro, NC, 7.9%*; and Strafe &

Co., FAO Riverside Methodist Hospital Foundation, P.O. Box 160,
Westerville, OH, 6.9%.

-------------

* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

          The persons or organizations listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

                               INVESTMENT ADVISER

CONTROL OF ADVISER

          Investment Counselors of Maryland, Inc. (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

SERVICES PERFORMED BY ADVISER

          Pursuant to Investment Advisory Agreements ("Agreements") between the Fund and the Adviser, the Adviser has agreed to manage the investment and reinvestment of the Portfolios' assets, to continuously review, supervise and administer the Portfolios' investment program, and to determine in its discretion the securities to be purchased or sold and the portion of such Portfolios' assets to be held uninvested.

          In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Agreements, (ii) reckless disregard by the Adviser of its obligations and duties under the Agreements, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the Fund, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Agreements.

          Unless sooner terminated, the Agreements shall continue for periods of one year so long as such continuance is specifically approved at least annually
(a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to the Agreements or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolios. The Agreements may be terminated at any time by a Portfolio, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of a Portfolio on 60 days' written notice to the Adviser. The Agreements may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. The Agreements will automatically and immediately terminate in the event of their assignment.

PHILOSOPHY AND STYLE

          The Adviser employs an investment strategy and approach which can best be characterized as bottom up and value oriented. In selecting stocks for purchase, the Adviser looks for companies which have strong financial and operating characteristics and whose shares are selling at valuations below that of the market in general, and below the average of the companies' own historic valuation ranges. The primary indicator of value to the Adviser is a low price to earnings ratio both on trailing twelve month earnings and one year forward earnings estimates. Other indicators of value include low price to book value, low price to cash flow, and low price to revenue per share. In addition to analyzing company financial statements and talking to management, the Adviser's research includes analysis of suppliers and competitors as well as consulting with outside research sources.

REPRESENTATIVE INSTITUTIONAL CLIENTS

          As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included Georgia Gulf Corp., State of Maryland, Johns Hopkins Hospital, State of Kentucky, Bell Atlantic, TRW Corp., The Rouse Company and Wisconsin Power & Light.

          In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES

          As compensation for services rendered by the Adviser under the Investment Advisory Agreements, the Portfolios pay the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to the Portfolios' average daily net assets for the month:

                                     Rate
     ICM Small Company Portfolio..  0.700%
     ICM Equity Portfolio.........  0.625%

          For the fiscal years ended October 31, 1995, 1996 and 1997, the ICM Small Company Portfolio paid advisory fees of approximately $1,242,000, $2,068,648 and $2,852,097, respectively, to the Adviser. Advisory fees of approximately $35,000, $44,350 and $60,807 were paid by the ICM Equity Portfolio for the fiscal years ended October 31, 1995, 1996 and 1997, respectively. Of the amounts paid to the Adviser on behalf of the ICM Equity Portfolio, $35,000, $44,350 and $88,365 were waived by the Adviser for the fiscal years ended October 31, 1995, 1996 and 1997, respectively.

                             PORTFOLIO TRANSACTIONS

          The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio.
In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended, October 31, 1995, 1996 and 1997, the Small Company Portfolio paid brokerage commissions of

$293,462, $318,247 and $264,115, respectively, and the Equity Portfolio paid brokerage commissions of $7,000, $12,102 and $61,390, respectively.

          Some securities considered for investment by a Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES

          The Board of Directors of the Fund approved a Fund Administration Agreement, effective April 15, 1996, ("Fund Administration Agreement") between UAM Fund Services, Inc., a wholly owned subsidiary of UAM, and the Fund. Pursuant to the terms of the Fund Administration Agreement, UAMFSI manages, administers and conducts the general business activities of the Fund other than those which have been contracted to other third parties by the Fund. Additionally, UAMFSI has agreed to provide transfer agency services to the Portfolios pursuant to the terms of the Agreement.

          UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Fund Service Agreement between UAMFSI and CGFSC (collectively, with the Fund Administration Agreement between UAMFSI and the Fund, the "Agreements").

          Pursuant to the terms of the Agreements, each Portfolio pays UAMFSI a two-part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of each
Portfolio:


                                              Annual Rate
           Small Company Portfolio .........  0.04%
           Equity Portfolio ................  0.06%

          CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

          0.19 of 1% of the first $200 million of combined UAM Funds net assets;

          0.11 of 1% of the next $800 million of combined UAM Funds net assets;

          0.07 of 1% of combined UAM Funds net assets in excess of $1 billion but less than $3 billion;

          0.05 of 1% of combined UAM Funds net assets in excess of $3 billion.

          Fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years.
If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

          Prior to April 15, 1996, Chase Global Funds Services Company or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for the fiscal periods prior to April 14, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.

          During the fiscal years ended October 31, 1995, 1996 and 1997, administrative services fees paid by the ICM Small Company Portfolio totaled approximately $207,000, $384,267 and $555,980, respectively, and administrative fees paid by the ICM Equity Portfolio totaled approximately $60,000, $76,615 and $89,499, respectively. Of the fees paid during the year ended October 31, 1996 and October 31, 1997, ICM Small Company Portfolio paid $316,060 and $393,014 to CGFSC and $68,707 and $162,966 to UAMFSI, and ICM Equity Portfolio paid $74,696 and $74,736 to CGFSC and $1,919 and $14,763 to UAMFSI.

          UAMFSI bears all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including taxes, interest, brokerage fees and commissions, if any, salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of UAMFSI, or the Fund's investment adviser or distributor, SEC fees and state Blue Sky fees, EDGAR filing fees, processing services and related fees, advisory and administration fees, charges and expenses of pricing and data services, independent public accountants and custodians, insurance premiums including fidelity bond premiums, outside legal expenses, costs of maintenance of corporate existence, typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund, printing and production costs of shareholders' reports and corporate meetings, cost and expenses of Fund stationery and forms, costs of special telephone and data lines and devices, trade association dues and expenses, and any extraordinary expenses and other customary Fund expenses.

          Unless sooner terminated as provided herein, the Fund Administration Agreement shall continue in effect from year to year provided such continuance is specifically approved at least annually by the Board. The Fund Administration Agreement is terminable, without penalty, by the Board or by UAMFSI, on not less than ninety (90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

          UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. The compensation of such person or persons for such employment shall be paid by UAMFSI and no obligation will be incurred by or on behalf of the Fund in such respect.

          Effective February 28, 1997, the Fund entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the Portfolios in the accounts for which it provides services. During the fiscal year ended October 31, 1997, the Small Company Portfolio and Equity Portfolio paid the Service Provider $4,567 and $0, respectively, in fees pursuant to the Services Agreement.

                                CUSTODIAN

          The Chase Manhattan Bank, 3 Chase Metro Tech Center, Brooklyn, NY 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

                         INDEPENDENT ACCOUNTANTS

          Price Waterhouse LLP, 160 Federal Street, Boston, MA 02110, serves as independent accountants for the Fund.

                               DISTRIBUTOR

          UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, serves as the Funds' Distributor. Shares of the Fund are offered continuously. While the Distributer will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares.

          The Distributor received no compensation for its services directly or indirectly from any of the Portfolios during the Fund's fiscal year ended October 31, 1997.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

          The Portfolios may from time to time quote various performance figures to illustrate the Fund's past performance.

          Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by the Fund to compute or express performance follows.

TOTAL RETURN

          The average annual total return is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.

          The average annual total return for the ICM Small Company Portfolio from inception and for the one and five year periods ended on the date of the Financial Statements included herein and the average annual total return for the ICM Equity Portfolio from inception and for the one year period ended on the date of the Financial Statements included herein are as follows:


                                                          Since
                                                        Inception
                              One Year    Five Years   Through Year
                                Ended        Ended        Ended
                             October 31,  October 31,  October 31,    Inception
                                1997         1997          1997         Date
                             -----------  -----------  ------------  -----------
ICM Equity Portfolio.......       36.98%          --         21.17%      10/1/93

ICM Small Company
  Portfolio................       43.28%       22.49%        19.13%      4/19/89

     These figures are calculated according to the following formula:

     P (1 + T)/n/ = ERV
where:
     P=    a hypothetical initial payment of $1,000
     T=    average annual total return
     n=    number of years
     ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

YIELD

          Current yield reflects the income per share earned by a Portfolio's investment.

          Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

     A yield figure is obtained using the following formula:
     Yield = 2 [(a -- b + 1)/6/ - 1]
                 ------
                  cd
where:
     a= dividends and interest earned during the period b= expenses accrued for the period (net of reimbursements) c= the average daily number of shares outstanding during the period that were entitled to receive income distributions d= the maximum offering price per share on the last day of the period.

COMPARISONS

          To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

          In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its performance. In addition, there can be no assurance that a Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

          The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be addressed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios. The Board of Directors has classified additional classes of shares in each Portfolio, known as Institutional Service Shares and Advisor Shares. As of the date of this Statement of Additional Information, no Institutional Services Shares or Advisor Shares of these Portfolios have been offered by the Fund.

          The shares of each Portfolio of the Fund, when issued and paid for as provided for in its Prospectuses, will be fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Portfolio of the Fund have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

          The Fund's policy is to distribute substantially all of the Portfolios' net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Portfolios' Prospectus). The amounts of any income dividends or capital gains distributions cannot be predicted.

          Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Portfolios' Prospectus.

          As set forth in the Portfolios' Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option

(income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

          Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

     In order for a Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income derived with respect to its business of investing in such securities or currencies.

     Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

          The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                              FINANCIAL STATEMENTS

          The Financial Statements (including notes thereto) of the ICM Small Company Portfolio and the ICM Equity Portfolio for the fiscal period ended October 31, 1997, which appear in the Portfolios' 1997 Annual Report to Shareholders, and the reports thereon of Price Waterhouse LLP, the Fund's independent accountants, also appearing therein, are attached to this Statement of Additional Information.

              APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS

I.  DESCRIPTION OF BOND RATINGS

          Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its highest bond ratings: Aaa -- judged to be the best quality; carry the smallest degree of investment risk: Aa -- judged to be of high quality by all standards; A -- possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa -- considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

          Excerpts from Standard & Poor's Ratings Services ("S&P") description of its highest bond ratings: AAA -- highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA -- also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A -- regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB -- regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

II.  DESCRIPTION OF U.S. GOVERNMENT SECURITIES

          The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

          U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

          In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

          Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III.  DESCRIPTION OF COMMERCIAL PAPER

          The Portfolios may invest in commercial paper (including variable amount master demand notes) rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolios' investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

          Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV.  BANK OBLIGATIONS

          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

V.  DESCRIPTION OF FOREIGN INVESTMENTS

          Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

          As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

          Although the Fund will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

          Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                           APPENDIX B - COMPARISONS

          (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

          (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

          (c) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

          (d) Wilshire 5000 Equity index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

          (e) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

          (f)  Morgan Stanley Capital International EAFE Index and World
               Index --respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

          (g) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

          (h) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

          (i) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

          (j) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

          (k) Lehman Brothers Long-Term Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

          (l) The Lehman Brothers Intermediate Government/Corporate Index -- is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. All issues are investment grade
               (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

          (m) The Lehman Brothers Aggregate Index -- is a fixed income market value-weighted index that combines the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes fixed rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $100 million for U.S. Government issues and $25 million for others.

          (n) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

          (o) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

          (p) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

          (q) Composite Indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

          (r) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

          (s) Mutual Fund Source Book, published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

          (t) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

          (u) Consumer Price Index (or cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

          (v) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

          (w) Savings and Loan Historical Interest Rates -- as published in the U.S. Savings & Loan League Fact Book.

          (x) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan Companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers, Inc. and Bloomberg L.P.

                                    PART B
                                   UAM FUNDS

                        MCKEE U.S. GOVERNMENT PORTFOLIO
                        MCKEE DOMESTIC EQUITY PORTFOLIO
                      MCKEE INTERNATIONAL EQUITY PORTFOLIO
                        MCKEE SMALL CAP EQUITY PORTFOLIO
                           Institutional Class Shares

             STATEMENT OF ADDITIONAL INFORMATION - January 22, 1998

          This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the McKee U.S. Government, McKee Domestic Equity, McKee International Equity and McKee Small Cap Equity Portfolios' Institutional Class Shares dated January 22, 1998. To obtain the Prospectus, please call the UAM Funds Service Center:
1-800-638-7983

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
INVESTMENT OBJECTIVES AND POLICIES.............................................2

PURCHASE AND REDEMPTION OF SHARES..............................................8

VALUATION OF SHARES...........................................................10

SHAREHOLDER SERVICES..........................................................10

INVESTMENT LIMITATIONS........................................................12

MANAGEMENT OF THE FUND........................................................13

INVESTMENT ADVISER............................................................17

PORTFOLIO TRANSACTIONS........................................................20

ADMINISTRATIVE SERVICES.......................................................21

CUSTODIAN.....................................................................23

INDEPENDENT ACCOUNTANTS.......................................................24

DISTRIBUTOR...................................................................24

PERFORMANCE CALCULATIONS......................................................24

GENERAL INFORMATION...........................................................26

FINANCIAL STATEMENTS..........................................................28

APPENDIX A - DESCRIPTION OF SECURITIES AND RATINGS...........................A-1

APPENDIX B - COMPARISONS.....................................................B-1

                       INVESTMENT OBJECTIVES AND POLICIES

          The following policies supplement the investment objectives and policies of the McKee U.S. Government, McKee Domestic Equity, McKee International Equity and McKee Small Cap Equity Portfolios (the "McKee Portfolios") as set forth in the McKee Prospectus.

LENDING OF SECURITIES

          Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). A Portfolio will not loan securities to the extent that greater than one-third of its assets (including the value of the collateral for the loan) at fair market value would be committed to loans. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the Prospectus.

SHORT-TERM INVESTMENTS

          In order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, each Portfolio may invest a portion of its assets in the short-term investments described below:

          (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of a Portfolio.

          Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

          Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by each Portfolio;

          (2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, determined by the Adviser to be of comparable quality;

          (3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

          (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

          (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

          (6) Repurchase agreements collateralized by securities listed above.

INVESTMENTS IN FOREIGN SECURITIES

          Investors in the McKee International Equity Portfolio should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

          As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

          Although the McKee International Equity Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

          Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Portfolio's investments. However, these foreign withholding taxes are not expected to have a significant impact.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

          The U.S. dollar value of the assets of the McKee International Equity Portfolio may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts ("forward contracts") to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

          The McKee International Equity Portfolio may enter into forward contracts in several circumstances. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

          Additionally, when the Portfolio anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Portfolio does not intend to enter into such forward contracts to protect the value of portfolio securities on a regular or continuous basis. The Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio securities or other assets denominated in that currency.

          Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of the Portfolio will thereby be served. Except when the Portfolio enters into a forward contract for the purchase or sale of a security denominated in a foreign currency, which requires no segregation, a forward contract which obligates the Portfolio to buy or sell currency will generally require the Fund's custodian to hold an amount of that currency or liquid securities denominated in that currency equal to the Portfolio's obligations, or to segregate liquid assets equal to the amount of the Portfolio's obligation. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will be equal to the amount of the Portfolio's commitments with respect to such contracts.

          The Portfolio generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Portfolio may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

          It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

          If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

          The Portfolio's dealings in forward contracts will be limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

RISKS OF FORWARD CONTRACTS ON FOREIGN CURRENCIES

          Forward contracts are not traded on contract markets regulated by the CFTC or by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time.

          In addition, forward contracts may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

FEDERAL TAX TREATMENT OF FORWARD CONTRACTS

          In order for the McKee International Equity Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of forward contracts will, therefore, generally be qualifying income for purposes of the 90% requirement.

          The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year) on regulated futures transactions. Such distribution will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised on the nature of the payment.

PORTFOLIO TURNOVER

          The portfolio turnover rates described in the Prospectus are calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities. The calculation excludes all securities, including options, whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. See "Financial Highlights" in the Prospectus for the historical portfolio turnover rates with respect to the Portfolios.

                       PURCHASE AND REDEMPTION OF SHARES

          Shares of each McKee Portfolio may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's custodian. The minimum initial investment required for each of the McKee Portfolios is $2,500. Certain exceptions may be determined from time to time by the officers of the Fund. Other investment minimums are: initial IRA investment, $500; initial spousal IRA investment, $250; minimum additional investment for each of the McKee Portfolios is $100. An order received in proper form prior to the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern Time) will be executed at the price computed on the date of receipt; and an order received not in proper form or after the close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, New Year's Day, and Dr. Martin Luther King, Jr. Day.

          Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and
(3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

          Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the Commission,
(2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares," and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

          No charge is made by a Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

          Signature Guarantees -- To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

          Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from CGFSC. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signatures guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

          The signature guarantee must appear either (1) on the written request for redemption, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              VALUATION OF SHARES

          Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

          Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

          The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                              SHAREHOLDER SERVICES

          The following supplements the shareholder services information set forth in the McKee Portfolios' Prospectus.

EXCHANGE PRIVILEGE

          Institutional Class Shares of each McKee Portfolio may be exchanged for Institutional Class Shares of the other McKee Portfolios. In addition, Institutional Class Shares of each McKee Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds - Institutional Class Shares at the end of the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

          Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

          Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of the Exchange will be processed on the next business day. Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

          For federal income tax purposes, an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.


TRANSFER OF SHARES

          Shareholders may transfer shares of a Portfolio to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Purchase and Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                             INVESTMENT LIMITATIONS

          The following limitations supplement those set forth in the
Prospectus.   Whenever an investment limitation sets forth a percentage
limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of the Portfolios' acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolios' investment limitations. A Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of that Portfolio. The Portfolios will not:

          (1) invest in physical commodities or contracts on physical commodities;

          (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

          (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

          (4)  underwrite the securities of other issuers;

          (5) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from
               (i) making any permitted borrowings, mortgages or pledges, or
               (ii) entering into repurchase transactions;

          (6)  purchase on margin or sell short;

          (7) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

          (8) invest more than an aggregate of 15% of the assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets;

          (9) invest for the purpose of exercising control over management of any company; and

          (10) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

          The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund, their addresses and dates of birth, and a brief statement of their present positions and principal occupations during the past five years.

John T. Bennett, Jr.          Director of the Fund; President of
College Road-RFD 3            Squam Investment Management Company,
Meredith, NH 03253            Inc. and Great Island Investment
1/26/29                       Company, Inc.; President of Bennett
                              Management Company from 1988 to
                              1993.

Nancy J. Dunn                 Director of the Fund; Vice President
10 Garden Street              For Finance and Administration and
Cambridge, MA 02138           Treasurer of Radcliffe College since
8/14/51                       1991.

Philip D. English             Director of the Fund; President and
16 West Madison Street        Chief Executive Officer of
Baltimore, MD 21201           Broventure Company, Inc.; Chairman
8/15/48                       of the Board of Chektec Corporation
                              and Cyber Scientific, Inc.

William A. Humenuk            Director of the Fund; Partner in the
4000 Bell Atlantic Tower      Philadelphia office of the law firm
1717 Arch Street              Dechert Price & Rhoads; Director,
Philadelphia, PA 19103        Hofler Corp.
4/21/42

Norton H. Reamer*             Director, President and Chairman of
One International Place       the Fund; President, Chief Executive
Boston, MA 02110              Officer and a Director of United
3/21/35                       Asset Management Corporation;
                              Director, Partner or Trustee of each
                              of the Investment Companies of the
                              Eaton Vance Group of Mutual Funds.

Charles H. Salisbury, Jr.*    Director of the Fund; Executive Vice
One International Place       President of United Asset Management
Boston, MA 02110              Corporation; formerly an executive
8/24/40                       officer and Director of T. Rowe
                              Price and President and Chief
                              Investment Officer of T. Rowe Price
                              Trust Company.

Peter M. Whitman, Jr.*        Director of the Fund; President and
One Financial Center          Chief Investment Officer of Dewey
Boston, MA 02111              Square Investors Corporation since
7/1/43                        1988; Director and Chief Executive
                              Officer of H.T. Investors, Inc.,
                              formerly a subsidiary of Dewey
                              Square.

William H. Park               Vice President of the Fund;
One International Place       Executive Vice President and Chief
Boston, MA 02110              Financial Officer of United Asset
9/19/47                       Management Corporation.

Gary L. French                Treasurer of the Fund; President of
211 Congress Street           UAM Fund Services, Inc. and UAM Fund
Boston, MA 02110              Distributors, Inc.; Vice President
7/4/51                        of Operations, Development and
                              Control of Fidelity Investments in
                              1995; Treasurer of the Fidelity
                              Group of Mutual Funds from 1991 to
                              1995.

Robert R. Flaherty            Assistant Treasurer of the Fund;
211 Congress Street           Vice President of UAM Fund Services,
Boston, MA 02110              Inc.; former Manager of Fund
9/18/63                       Administration and Compliance of
                              Chase Global Funds Services Company
                              from 1995 to 1996; Deloitte & Touche
                              LLP from 1985 to 1995, formerly
                              Senior Manager.

Gordon M. Shone               Assistant Treasurer of the Fund;
73 Tremont Street             Vice President of Fund
Boston, MA  02108             Administration and Compliance of
7/30/56                       Chase Global Funds Services Company;
                              formerly Senior Audit Manager of
                              Coopers & Lybrand L.L.P. from 1983
                              to 1996.

Michael DeFao                 Secretary of the Fund; Vice
211 Congress Street           President and General Counsel of UAM
Boston, MA 02110              Fund Services, Inc. and UAM Fund
2/28/68                       Distributors, Inc.; Associate
                              Attorney of Ropes & Gray (a law
                              firm) from 1993 and 1995.

Karl O. Hartmann              Assistant Secretary of the Fund;
73 Tremont Street             Senior Vice President and General
Boston, MA 02108              Counsel of Chase Global Funds
3/7/55                        Services Company; Senior Vice
                              President, Secretary and General
                              Counsel of Leland, O'Brien,
                              Rubinstein Associates, Inc. from
                              November 1990 to November 1991.

------------------

* Messrs. Reamer, Salisbury and Whitman are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

          As of December 24, 1997, the Directors and Officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

          The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $6,300 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator, or CGFSC and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund and UAM Funds Trust (collectively the "Fund Complex") in the fiscal year ended October 31, 1997.

                                            Pension or
                                            Retirement                 Total
                                            Benefits    Estimated   Compensation
                               Aggregate     Accrued     Annual         from
                             Compensation   as Part of   Benefits    Registrant
Name of Person,                  From          Fund        Upon         and
Position                      Registrant     Expenses   Retirement  Fund Complex
--------                     -------------  ----------  ----------  ------------
John T. Bennett, Jr.            $26,791          0           0          $32,750
   Director................

Nancy J. Dunn                   $ 6,774          0           0          $ 8,300
   Director................

Philip D. English               $26,791          0           0          $32,750
   Director................

William A. Humenuk              $26,791          0           0          $32,750
   Director................

PRINCIPAL HOLDERS OF SECURITIES

          As of December 24, 1997, the following persons or organizations held of record or beneficially 5% or more of the shares of the McKee Portfolios.


          McKee International Equity Portfolio: Saxon & Co., FBO Westmoreland County Employees Retirement Fund, A/C 10-01-002-1017501, P.O. Box 7780-1888, Philadelphia, PA, 20.1%*; USBanCorp Trust Company, FBO Cambria Company 0814,
Attn: Beth Shank, Main and Franklin Streets, Johnstown, PA, 14.5%*; Fulvest & Co. FBO Lancaster County EDA, P.O. Box 3215, Lancaster, PA, 10.7%; CoreStates Bank N.A. FBO Northampton County Ret, P.O. Box 7829, Philadelphia, PA, 7.3%; Saxon & Company, FBO Cumberland County CTY EMP RET CUST, A/C 35-27-002-16420007, P.O. Box 7780-1888, Philadelphia, PA, 5.9%*; Saxon & Company, FBO Butler City Retirement Fund A/C 10-01-002-1015876 U/A/D 6/22/78, P.O. Box 7780-1888,
Philadelphia, PA, 5.7%.

          McKee U.S. Government Portfolio: The Chase Manhattan Bank as Custodian for IBEW Local 317, Electrical Pension Fund, 770 Broadway, New York, NY, 28.2%; Chase Manhattan Bank, FBO Servistar Corp. Profit Sharing Plan, Attn:
Alan L. Miller, 770 Broadway, New York, NY, 24.2%*; The Chase Manhattan Bank as

Custodian for IBEW Local 575 Defined Contribution Pension Fund, 770 Broadway, New York, NY, 15.6%; The Chase Manhattan Bank as Custodian, Iron Workers Local 549 Ironworkers Security Plan, 770 Broadway, New York, NY, 11.6%.

          McKee Domestic Equity Portfolio: Chase Manhattan Bank, FBO Servistar Corp. Profit Sharing Plan, Attn: Alan L. Miller, 770 Broadway, New York, NY, 43.8%*; The Chase Manhattan Bank as Custodian for the IBEW Local 317, Electrical Pension Fund, 770 Broadway, New York, NY, 10.4%; Wesbanco Bank, Agent for City of Wheeling Municipal Employees Retirement & Benefit Fund, 1 Bank Plaza, Wheeling, WV, 7.4%; The Chase Manhattan Bank as Custodian, IBEW Local 575 Defined Contribution Pension Fund, 770 Broadway, New York, NY, 6.9%; Divrev Company, P.O. Box 3985, Charleston, WV, 5.0%.

          McKee Small Cap Equity Portfolio: Gruen Co., P.O. Box 2961, Harrisburg, PA. 20.9%; Patterson & Company 327 FBO Lackawanna County, P.O. Box 7829, Philadelphia, PA., 13.0%; Saxon & Co. FBO Cumberland CTY EMP RET CUST, ACCT 35-27-002-1642007, P.O. Box 7780-1888, Philadelphia, PA, 11.9%; Strafe &
Co. FAO Iron Workers, A/C 9388396001, P.O. Box 160, Westerville, OH, 8.8%.

-------------------

* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

          The persons or organizations listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.


                               INVESTMENT ADVISER

CONTROL OF ADVISER

          C.S. McKee & Company (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

          Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

SERVICES PERFORMED BY ADVISER

          Pursuant to Investment Advisory Agreements ("Agreements") between the Fund and the Adviser, the Adviser has agreed to manage the investment and reinvestment of the Portfolios' assets, to continuously review, supervise and administer the Portfolios' investment program, and to determine in its discretion the securities to be purchased or sold and the portion of such Portfolios' assets to be held uninvested.

          In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Agreements, (ii) reckless disregard by the Adviser of its obligations and duties under the Agreements, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Agreements.

          Unless sooner terminated, the Agreements shall continue for periods of one year so long as such continuance is specifically approved at least annually
(a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to the Agreements or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolios. The Agreements may be terminated at any time by a Portfolio, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of a Portfolio on 60 days written notice to the Adviser. The Agreements may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days written notice to the Fund. The Agreements will automatically and immediately terminate in the event of their assignment.

PHILOSOPHY AND STYLE

          The Adviser's philosophical approach to all asset classes is to be opportunistic while controlling risk. This approach captures opportunity, when available, to provide capital growth, consistent with the Fund's pursuit of total return while quantifying and controlling risk to protect capital. The purpose of this approach is to generate favorable results through a high quality, low risk portfolio. The Adviser's approach is to look for companies which are statistically inexpensive yet have improving fundamentals. A number of statistical measures are used to rank the initial pool of over 2,000 stocks. The top-ranking stocks are then subjected to fundamental analytical screens prior to investment.

REPRESENTATIVE INSTITUTIONAL CLIENTS

          As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included Highmark Blue Cross/Blue Shield, City of Pittsburgh, The Dickinson School of Law of Pennsylvania State University, City of Winston-Salem, North Carolina, Servistar Incorporated and the American Lung Association of Western Pennsylvania.

          In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES

          As compensation for services rendered by the Adviser under the Investment Advisory Agreements, the Portfolios pay the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to each Portfolio's average daily net assets for the month:

                                        Rate
McKee U.S. Government Portfolio.......  0.45%
McKee Domestic Equity Portfolio.......  0.65%
McKee International Equity Portfolio..  0.70%
McKee Small Cap Equity Portfolio......  1.00%

          For the fiscal years ended October 31, 1995, 1996 and 1997, the McKee International Equity Portfolio paid advisory fees of approximately $453,000, $618,081 and $738,184, respectively. For the period from March 2, 1995 (commencement of operations) to

October 31, 1995, the McKee U.S. Government Portfolio and the McKee Domestic Equity Portfolio paid no advisory fees, and for the fiscal years ended October 31, 1996 and 1997, these Portfolios paid advisory fees of $48,813 and $180,278 and $222,792 and $589,228, respectively. During the periods ended October 31, 1995 and for the fiscal year ended October 31, 1996, the Adviser voluntarily waived advisory fees of approximately $9,000 and $18,140 for the U.S. Government Portfolio, and $15,000 and $15,445 for the Domestic Equity Portfolio, respectively.

                             PORTFOLIO TRANSACTIONS

          The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and direct the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended October 31, 1995, 1996 and 1997, the Portfolios paid brokerage commissions as follows:


                           1995     1996      1997
                           ----     ----      ----

McKee U.S. Government
  Portfolio                $0        $0         $0

McKee Domestic Equity
  Portfolio                 9,715   73,898   172,158

McKee International
  Equity Portfolio         38,389   46,342   199,969


          Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES

          The Board of Directors of the Fund approved a Fund Administration Agreement effective April 15, 1996 ("Fund Administration Agreement") between UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, and the Fund. Pursuant to the terms of the Fund Administration Agreement, UAMFSI manages, administers, and conducts the general business activities of the Fund other than those which have been contracted to other third parties by the Fund. Additionally, UAMFSI has agreed to provide transfer agency services to the Portfolios pursuant to the terms of the Agreement.

          UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Fund Service Agreement between UAMFSI and CGFSC (collectively, with the Fund Administration Agreement between UAMFSI and the Fund, the "Agreements").

          Pursuant to the terms of the Agreements, each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following portfolio-specific fees are calculated from the aggregate net assets of each
Portfolio:

                                                       Annual Rate
          US Government Portfolio                            0.04%
          Domestic Equity Portfolio                          0.04%
          International Equity Portfolio                     0.06%
          Small Cap Equity Portfolio                         0.04%

          CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

          0.19 of 1% of the first $200 million of combined Fund net assets;

          0.11 of 1% of the next $800 million of combined Fund net assets;

          0.07 of 1% of combined Fund net assets in excess of $1 billion but less than $3 billion;

          0.05 of 1% of combined Fund net assets in excess of $3 billion.

          Fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

          Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for the period prior to April 15, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.

          During the fiscal years ended October 31, 1995, 1996 and 1997, administrative services fees paid to the Administrator by the McKee International Equity Portfolio totaled $82,000, $137,744 and $178,372, respectively. Of the total fees paid in the fiscal years ended October 31, 1996 and 1997, $56,555 and $115,116 was paid by UAMFSI to CGFSC, respectively. For the period from March 2, 1995 to October 31, 1995, and for the fiscal years ended October 31, 1996 and 1997, administrative services fees paid to the Administrator by the McKee U.S. Government Portfolio totaled approximately $20,000, $67,641 and $99,215, respectively and totaled $21,000, $74,694 and
$127,984, respectively on behalf of the McKee Domestic Equity Portfolio. Of the fees paid in the fiscal years ended October 31, 1996 and 1997, $40,022 and $83,206 and $38,491 and $91,727 was paid by UAMFSI to CGFSC on behalf of the U.S. Government and Domestic Equity Portfolio, respectively. The services provided by the Administrator and the basis of the fees payable to the Administrator are described in the Portfolios' Prospectus.

          UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including taxes, interest, brokerage fees and commissions, if any, salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of UAMFSI, or the Fund's investment adviser or distributor, SEC fees and state Blue Sky fees, EDGAR filing fees, processing services and related fees, advisory and administration fees, charges and expenses of pricing and data services, independent public accountants and custodians, insurance premiums including fidelity bond premiums, outside legal expenses, costs of maintenance of corporate existence, typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund, printing and production costs of shareholders' reports and corporate meetings, cost and expenses of Fund stationery and forms, costs of special telephone and data lines and devices, trade association dues and expenses, and any extraordinary expenses and other customary Fund expenses.

          Unless sooner terminated, the Fund Administration Agreement shall continue in effect from year to year provided such continuance is specifically approved at least annually by the Board. The Fund Administration Agreement is terminable, without penalty, by the Board or by UAMFSI, on not less than ninety
(90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

          UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. The compensation of such person or persons for such employment shall be paid by UAMFSI and no obligation will be incurred by or on behalf of the Fund in such respect.

          Effective February 28, 1997, the Fund entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the Portfolios in the accounts for which it provides services. During the fiscal year ended October 31, 1997, the McKee U.S. Government, McKee Domestic Equity and McKee International Equity Portfolios paid the Service Provider $35,675, $68,610 and $1,766, respectively, in fees pursuant to the Services Agreement.

                                   CUSTODIAN

          The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

                            INDEPENDENT ACCOUNTANTS

          Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountants for the Fund.

                                  DISTRIBUTOR

          UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, serves as the Funds distributor. Shares of the Fund are offered continuously. While the Distributor will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. The Distributor received no compensation for its services from the Portfolios during the fiscal year ended October 31, 1997.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

          The Portfolios may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used to compute or express performance follows.

YIELD

          Current yield reflects the income per share earned by a Portfolio's investment. The current yield of the McKee U.S. Government Portfolio is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the McKee U.S. Government Portfolio for the 30-day period ended on October 31, 1997 was 5.69%.

          This figure was obtained using the following formula:

          Yield = 2[( a - b + 1 )/6/ - 1]
                      -----
                       cd

where:

          a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive income distributions d = the maximum offering price per share on the last day of the period.

TOTAL RETURN

          The average annual total return of a Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.

          The average annual total return for the McKee International Equity Portfolio, the McKee U.S. Government Portfolio, and the McKee Domestic Equity Portfolio from inception and for the one year ended on the date of the Financial Statements included herein are as follows:

                                              Since
                                            Inception
                                          through Year
                         One Year Ended       Ended
                          October 31,      October 31,    Inception
                              1997             1997         Date
                         ---------------  --------------  ---------
McKee U.S. Government
 Portfolio.............        7.73%           8.03%     3/2/95

McKee Domestic Equity
 Portfolio.............       30.96%          24.59%     3/2/95

McKee International
Equity Portfolio.......       20.31%           8.47%    5/26/94

          McKee Small Cap Equity Portfolio was not operational as of October 31, 1997. Accordingly, no total return figures are available.

          These figures are calculated according to the following formula:

          P(1 + T)/n/ = ERV

where:

          P     =    a hypothetical initial payment of $1,000
          T     =    average annual total return
          n     =    number of years
          ERV   =    ending redeemable value of a hypothetical $1,000
                     payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods
                     (or fractional portion thereof).

COMPARISONS

          To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

          In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its performance. In addition, there can be no assurance that a Portfolio will continue this performance as compared to such other averages.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

          The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is located at

One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Mutual Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series ("Portfolios") or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. The Board of Directors has classified additional classes of shares of each Portfolio, known as Institutional Service Shares and Advisor Shares. As of the date of this Statement of Additional Information, no Institutional Service or Advisor Shares of these Portfolios have been offered by the Funds.

          The shares of each Portfolio of the Fund, when issued and paid for as provided for in the Prospectuses, will be fully paid and nonassessable, have no preferences as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

          The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains. (See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus.) The amounts of any income dividends or capital gains distributions cannot be predicted.

          Any dividend or distribution paid shortly after the purchase of shares of the Portfolios by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.


          As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

          The Portfolios will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

          In order for the Portfolios to continue to qualify for federal income tax treatment as a regulated investment company under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income derived with respect to its business of investing in such securities or currencies.

          The Portfolios will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

          The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                              FINANCIAL STATEMENTS

          The Financial Statements (including notes thereto) of the McKee Portfolios and the Financial Highlights for the respective periods presented, which appear in the Portfolios' 1997 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are attached to this Statement of Additional Information.

              APPENDIX A - DESCRIPTION OF SECURITIES AND RATINGS

DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Service, Inc. Corporate Bond Ratings:

          Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Ratings Services Corporate Bond Ratings:

          AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

          AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

          A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

          BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

          BB, B, CCC, CC - Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          C - The rating C is reserved for income bonds on which no interest is being paid.

          D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

                            APPENDIX B - COMPARISONS


          (a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

          (b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

          (c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

          (d) Wilshire 5000 Equity index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

          (e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis -measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

          (f) Morgan Stanley Capital International EAFE Index and World Index - respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

          (g) Goldman Sachs 100 Convertible Bond Index -currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

          (h) Salomon Brothers GNMA Index - includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

          (i) Salomon Brothers High Grade Corporate Bond Index -consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

          (j) Salomon Brothers Broad Investment Grade Bond - is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

          (k) Lehman Brothers Long-Term Treasury Bond - is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

          (l) Lehman Brothers Government/Corporate Index - is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

          (m) Lehman Brothers Government Bond Index - is an unmanaged index made up of all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues.

          (n) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

          (o) Value Line - composed of over 1,600 stocks in the Value Line Investment Survey.

          (p) Russell 2000 - composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

          (q) Composite indices - 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

          (r) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

          (s) Mutual Fund Source Book published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

          (t) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service -publications that rate fund performance over specified time periods.

          (u) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -a statistical measure of change over time in the price of goods and services in major expenditure groups.

          (v) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

          (w) Savings and Loan Historical Interest Rates - as published by the U.S. Savings & Loan League Fact Book.

          (x) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan Companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

                                    PART B

                                   UAM FUNDS

                                NWQ PORTFOLIOS

            STATEMENT OF ADDITIONAL INFORMATION - January 22, 1998

          This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the NWQ Balanced, NWQ Small Cap Value, NWQ Special Equity, and NWQ Value Equity Portfolios' Institutional Class Shares (the "NWQ Portfolios" or singularly a "Portfolio") and the Prospectus relating to the Institutional Service Class Shares (the "Service Class Shares") both dated January 22, 1998. To obtain a Prospectus, please call the UAM Funds Service Center at 1-800-638-7983.

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES.......................................    2

PURCHASE AND REDEMPTION OF SHARES........................................   10

VALUATION OF SHARES......................................................   12

SHAREHOLDER SERVICES.....................................................   13

INVESTMENT LIMITATIONS...................................................   14

MANAGEMENT OF THE FUND...................................................   15

INVESTMENT ADVISER.......................................................   19

SERVICE AND DISTRIBUTION PLANS...........................................   22

PORTFOLIO TRANSACTIONS...................................................   25

ADMINISTRATIVE SERVICES..................................................   26

CUSTODIAN................................................................   28

INDEPENDENT ACCOUNTANTS..................................................   29

DISTRIBUTOR..............................................................   29

PERFORMANCE CALCULATIONS.................................................   29

GENERAL INFORMATION......................................................   32

FINANCIAL STATEMENTS.....................................................   34

APPENDIX A - DESCRIPTION OF SECURITIES AND RATINGS.......................  A-1

APPENDIX B - COMPARISONS............................  B-1
               INVESTMENT OBJECTIVES AND POLICIES

          The following discussion supplements the discussion of investment objectives and policies of the NWQ Balanced, NWQ Small Cap Value, NWQ Special Equity, and NWQ Value Equity Portfolios (the "Portfolios") as set forth in the NWQ Prospectuses.

LENDING OF SECURITIES

          Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). The Portfolio will not loan securities to the extent that greater than one-third of its assets (including the value of the collateral) for the loans at fair market value would be committed to loans. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the Prospectuses.

FUTURES CONTRACTS

          The NWQ Special Equity Portfolio may purchase and sell exchange-traded interest rate, stock index and currency futures contracts for the purposes of hedging against anticipated changes in prevailing interest rates, overall prices of securities in which it may invest, and currency exchange rates. It may also purchase and sell futures contracts to remain fully invested and to reduce transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange

Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

          Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

          Futures contracts on securities indices or other indices do not require the physical delivery of securities, but merely provide for profits and losses resulting from changes in the market value of a contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash
settlement occurs and the futures position is simply closed out.   Changes in
the market value of a particular futures contract reflect changes in the level of the index on which the futures contract is based.

          Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Generally, margin deposits are structured as percentages (e.g., 5%) of the market value of the contracts being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

          Traders in futures contracts may be broadly classified as "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The Portfolio intends to use futures contracts only for hedging purposes.

          Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of the Portfolio. The Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contracts purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or will be purchased by the Portfolio on the settlement date of the futures contracts.

          Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

          The NWQ Special Equity Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, the Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

          The NWQ Special Equity Portfolio will minimize the risk that it will be unable to close out a futures position by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the

Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

          The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contracts would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

          Utilization of futures transactions by the Portfolio does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

          Futures contracts may be traded on foreign exchanges. Such transactions are subject to the risks of governmental actions affecting trading in or the prices of the securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

          Except for transactions the NWQ Special Equity Portfolio has identified as hedging transactions, the Portfolio is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of the year, as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

          In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income, for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and, therefore, will be qualifying income for purposes of the 90% requirement.

          The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the payments.

OPTIONS

          The NWQ Special Equity Portfolio may purchase and sell put and call options and write covered call and put options on futures contracts generally for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. For example, there are significant differences between the securities, futures and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when, and how to use options involves the exercise of skill and judgment by the Adviser, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

WRITING COVERED CALL AND PUT OPTIONS AND PURCHASING CALL AND PUT OPTIONS

          The Portfolio may write exchange-traded covered call and put options on or relating to specific securities in order to earn additional income or, in the case of a call written, to minimize or hedge against anticipated declines in the value of its portfolio securities. The Portfolio may write covered call options on its portfolio securities in amounts up to 10% of its total assets in order to earn additional income or to minimize or hedge against anticipated declines in the value of those securities. All call options written by the Portfolio are covered, which means that the Portfolio will own the securities subject to the option as long as the option is outstanding. All put options written by the Portfolio are covered, which means that the Portfolio has deposited with its custodian cash or other liquid securities with a value at least equal to the exercise price of the option. Call and put options written by the Portfolio may also be covered to the extent that the Portfolio's liabilities under such options are offset by its rights under call or put options purchased by the Portfolio and call options written by the Portfolio may also be covered by depositing cash or securities with its custodian in the same manner as written puts are covered.

          Through the writing of a covered call option the Portfolio receives premium income but obligates itself to sell to the purchaser of such an option the particular security underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security during this period. Through the writing of a covered put option, the Portfolio receives premium income but obligates itself to purchase a particular security underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value during the option period.

          The Portfolio may, in accordance with its investment objective, also write exchange-traded covered call and put options on stock indices. The Portfolio may write such options to generate additional income or as a hedging technique to minimize anticipated declines in the value of the Portfolio's securities. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.

          The Portfolio may also purchase exchange-traded call and put options with respect to securities and with respect also to stock indices that correlate with its particular portfolio securities. The Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of portfolio securities. As the holder of a put option with respect to individual securities, the Portfolio has the right to sell the securities underlying the options and to receive a cash payment at the exercise price at any time during the option period. As the holder of a put option on an index, the Portfolio has the right to receive, upon exercise of the option, a cash payment equal to a multiple of any excess of the strike price specified by the option over the value of the index.

          The Portfolio may purchase call options on individual securities in order to take advantage of anticipated increases in the price of those securities by purchasing the right to acquire the securities underlying the option (or, with respect to options on indices, to receive income equal to the value of such index over the strike price). As the holder of a call option with respect to individual securities, the Portfolio obtains the right to purchase the underlying securities at the exercise price at any time during the option period. As the holder of a call option on a stock index, the Portfolio obtains the right to receive upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.

          The Portfolio may also write and purchase unlisted covered call and put options. Such options are not traded on an exchange and may not be as actively traded as listed securities, making the valuation of these securities more difficult. In addition, an unlisted option entails a risk not found in connection with listed options -- that the party on the other side of the option transaction will default. This may make it impossible to close out an unlisted option position in some cases, and profits may be lost thereby. Except as described below, such unlisted over-the-counter options will generally be considered illiquid securities. The Portfolio will engage in such transactions only with firms of sufficient credit to minimize these risks. Where the Portfolio has entered into agreements with primary dealers with respect to the unlisted options it has written, and such agreements would enable the Portfolio to have an absolute right to repurchase, at a pre-established formula price, the over-the-counter options written by it, the Portfolio will treat as illiquid only the amount equal to the formula price described above less the amount by which the option is "in the money."

          Option-related investment practices involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options -- the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above an amount equal to the exercise price plus the premium; writing covered put options -- the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or to make a cash settlement on a stock index at prices that may not reflect current market values; and purchasing put and call options -- possible loss of the entire premium paid.

          In addition, the effectiveness of hedging the Portfolio through the purchase or sale (writing)of stock index options will depend upon the extent to which price movements in the Portfolio's holdings being hedged correlate with price movements in the selected stock index. Perfect correlation may not be possible because the securities held or to be acquired by the Portfolio may not exactly match the composition of the stock index on which options are purchased or written.

SHORT-TERM INVESTMENTS

          The Portfolios may invest in time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of a Portfolio.

          Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

PORTFOLIO TURNOVER

          The portfolio turnover rates described in the Prospectuses are calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities. The calculation excludes all securities, including options, whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. See "Financial Highlights" in the Prospectuses for each Portfolio's historical portfolio turnover rates.


                       PURCHASE AND REDEMPTION OF SHARES

          Shares of the Portfolio may be purchased without a sales commission, at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's custodian. The minimum initial investment required for the Portfolio is $2,500 with certain exceptions as may be permitted from time to time by the officers of the Fund. Other investment minimums are: initial IRA investment, $500; initial spousal IRA investment, $250; additional investment for all accounts, $100. An order received in proper form prior to the close of regular trading on the New

York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern Time) will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; Christmas Day; New Year's Day and Dr. Martin Luther King, Jr. Day.

          Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and
(3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

          Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the SEC may permit. The Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectuses under "Valuation of Shares," and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

          No charge is made by a Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

Signature Guarantees -- To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required for
(1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address, or (2) share transfer requests.

          Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

          The signature guarantee must appear either (1) on the written request for redemption, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.


                              VALUATION OF SHARES

          Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

          Bonds, other fixed income securities and fixed dividends are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

          Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, using methods approved by the Board of Directors.

          The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods approved by the Fund's Directors.


                             SHAREHOLDER SERVICES

          The following supplements the information set forth under "Shareholder Services" in the NWQ Prospectuses.

EXCHANGE PRIVILEGE

          Institutional Class Shares of a Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds complex which is comprised of the Fund and UAM Funds Trust. Institutional Service Class Shares ("Service Class Shares") of a Portfolio may be exchanged for Service Class Shares of any other UAM Portfolio offering such Shares. (See the list of Portfolios of the UAM Funds for each class at the back of each respective Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

          Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

          Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading of the Exchange (generally 4:00 p.m. (Eastern Time)) will be processed as of the close of business on the same day. Requests received after the close of regular trading of the Exchange will be processed on the next business day. Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

          For federal income tax purposes, an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

          Shareholders may transfer shares of a Portfolio to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Purchase and Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.


                            INVESTMENT LIMITATIONS

          The following limitations supplement those set forth in the Prospectuses. A Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment limitations. Each Portfolio will not:

          (1) invest in physical commodities or contracts on physical commodities;

          (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

          (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act and the rules and regulations or interpretations of the SEC thereunder;

          (4)  underwrite the securities of other issuers;

          (5) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from
               (i) making any permitted borrowings, mortgages or pledges, or
               (ii) entering into repurchase transactions;

          (6)  purchase on margin or sell short;

          (7) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

          (8) invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets;

          (9) invest for the purpose of exercising control over management of any company; and

          (10) write or acquire options or interests in oil, gas, mineral leases or other mineral exploration or development programs.


                            MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

          The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund, their addresses and dates of birth, and a brief statement of their present positions and principal occupations during the past five years.

John T. Bennett, Jr.    Director of the Fund; President of Squam Investment
College Road-RFD 3      Management Company, Inc. and Great Island Investment
Meredith, NH 03253      Company, Inc.; President of Bennett Management Company
1/26/29                 from 1988 to 1993.

Nancy J. Dunn           Director of the Fund; Vice President for Finance and
10 Garden Street        Administration and Treasurer of Radcliffe College since
Cambridge, MA 02138     1991.
8/14/51

Philip D. English       Director of the Fund; President and Chief Executive
16 West Madison Street  Officer of Broventure Company, Inc.; Chairman of the
Baltimore, MD 21201     Board of Chektec Corporation and Cyber Scientific, Inc.
8/5/48

William A. Humenuk      Director of the Fund; Partner in the Philadelphia office
4000 Bell Atlantic      of the law firm Dechert Price & Rhoads; Director, Hofler
Tower                   Corp.
1717 Arch Street
Philadelphia, PA 19103
4/21/42

Norton H. Reamer*       Director, President and Chairman of the Fund; President,
One International       Chief Executive Officer and a Director of United Asset
Place                   Management Corporation; Director, Partner or Trustee of
Boston, MA 02110        each of the Investment Companies of the Eaton Vance
3/21/35                 Group of Mutual Funds.

Charles H. Salisbury,   Director of the Fund; Executive Vice President of United
Jr.*                    Asset Management Corporation; formerly an executive
One International       officer and Director of T. Rowe Price and President and
Place                   Chief Investment Officer of T. Rowe Price Trust Company.
Boston, MA 02110
8/24/40

Peter M. Whitman, Jr.*  Director of the Fund; President and Chief Investment
One Financial Center    Officer of Dewey Square Investors Corporation since
Boston, MA 02111        1988; Director and Chief Executive Officer of H.T.
7/1/43                  Investors, Inc., formerly a subsidiary of Dewey Square.



William H. Park         Vice President of the Fund; Executive Vice President and
One International       Chief Financial Officer of United Asset Management
Place                   Corporation.
Boston, MA 02110
9/19/47

Gary L. French          Treasurer of the Fund; President of UAM Fund Services,
211 Congress Street     Inc. and UAM Fund Distributors, Inc.; Vice President of
Boston, MA 02110        Operations, Development and Control of Fidelity
7/4/51                  Investments in 1995; Treasurer of the Fidelity Group of
                        Mutual Funds from 1991 to 1995.

Robert R. Flaherty      Assistant Treasurer of the Fund; Vice President of UAM
211 Congress Street     Fund Services, Inc.; former Manager of Fund
Boston, MA 02110        Administration and Compliance of Chase Global Fund
9/18/63                 Services Company from 1995 to 1996; Senior Manager of
                        Deloitte & Touche LLP from 1985 to 1995.

Gordon M. Shone         Assistant Treasurer of the Fund; Vice President of Fund
73 Tremont Street       Administration and Compliance of Chase Global Funds
Boston, MA  02108       Services Company; formerly Senior Audit Manager of
7/30/56                 Coopers & Lybrand LLP from 1983 to 1993.

Michael DeFao           Secretary of the Fund; Vice President and General
211 Congress Street     Counsel of UAM Fund Services, Inc. and UAM Fund
Boston, MA 02110        Distributors, Inc.; Associate Attorney of Ropes & Gray
2/28/68                 (a law firm) from 1993 to 1995.

Karl O. Hartmann        Assistant Secretary of the Fund; Senior Vice President
73 Tremont Street       and General Counsel of Chase Global Funds Services
Boston, MA 02108        Company.
3/7/55

--------
* Messrs. Reamer, Salisbury and Whitman are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

     As of December 24, 1997, the Directors and Officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

          The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $6,300 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund and UAM Funds Trust (collectively the "Fund Complex") in the fiscal year ended October 31, 1997.



                                                     Pension or            Estimated
                                Aggregate        Retirement Benefits        Annual       Total Compensation
     Name of Person,           Compensation       Accrued as Part of     Benefits Upon   from Registrant and
        Position              From Registrant       Fund Expenses         Retirement        Fund Complex
       ---------              ---------------       -------------         ----------        ------------
John T. Bennett, Jr........      $  26,791                0                   0               $  32,750
   Director
Nancy J. Dunn..............      $   6,774                0                   0               $   8,300
   Director
Philip D. English..........      $  26,791                0                   0               $  32,750
   Director
William A. Humenuk.........      $  26,791                0                   0               $  32,750
   Director

PRINCIPAL HOLDERS OF SECURITIES

          As of December 24, 1997, the following persons or organizations held of record or beneficially 5% or more of the shares of a Portfolio, as noted.


          NWQ Balanced Portfolio Institutional Class Shares: Nabank & Co.,
Attention: Trust Securities, P.O. Box 2180, Tulsa, OK, 54.1%*; Hartnat & Co., Scottsdale Princess, P.O. Box 92800, Rochester, NY, 10.3%*; Fleet National Bank, Trustee, FBO Charlotte Eye Ear Nose & Throat, P.O. Box 92800, Rochester, NY, 8.0%*; Hartnat & Co., Princess Hotels/John F. Price, P.O. Box 92800, Rochester, NY, 7.0%*; Campbell Company Inc., Employees Retirement Trust, 1515 4th Avenue South Avenue, Suite A, Seattle, WA, 5.5%* and William Park/Joseph R. Ramrath, Trustees, FBO California Central Trust Bank Corp., FBO NWQ Balanced, Box 5024, Costa Mesa, CA, 5.3%*.

          NWQ Balanced Portfolio Institutional Service Class Shares: Fleet National Bank, Trustee, FBO Davies Medical Pension Plan, P.O. Box 92800, Rochester, NY 27.1%*; Hoag Memorial Hospital, P.O. Box 92800, Rochester, NY, 12.9%*; Fleet National Bank, Trustee, Hoag Memorial Hospital, Conservative Collective, P.O. Box 92800, Rochester, NY, 12.8%*; Fleet National Bank, Trustee, Hoag Memorial Hospital, Moderate Collective, P.O. Box 92800, Rochester, NY, 10.8%*; Fleet National Bank, Trustee, Laidlow/Allied/NWQ, P.O. Box 92800, Rochester, NY, 8.4%*; Fleet National Bank, Trustee, Hartnat & Co., North Texas, P.O. Box 92800, Rochester, NY, 8.3%* and Chase Manhattan Bank, as Directed, Trustee of the Mustang Employees, 401K Profit Sharing Plan 6/1/97, 770 Broadway 10th Floor, New York, NY, 6.4%.

          NWQ Value Equity Portfolio Institutional Class Shares: Nix, Mann and Associates, Inc., Profit Sharing Plan and Trust, 1382 Peachtree Street, NE, Atlanta, GA, 21.1%; Charles Schwab & Co., Inc., Reinvest Account, Attention:
Mutual Funds, 101 Montgomery Street, San Francisco, CA, 20.5%*; Fleet National Bank, Trustee for Arizona Bank, P.O. Box 92800, Rochester, NY 9.0%*; William Park/Joseph R. Ramrath, Trustees, FBO California Central Trust Bank Corp., FBO NWQ Value Equity, Box 5024, Costa Mesa, CA, 6.0%* and Brendan Kennedy, c/o Tricoastal, 1212 Avenue of the Americas, New York, NY, 5.2%.

          NWQ Small Cap Value Portfolio Institutional Class Shares: CNA Trust Corporation FBO NWQ, AC 1040002245/2254, Box 5024, Costa Masa, CA, 92.4% and Nancy Gibson Sternal, 2712 Glenhurst Avenue, St. Louis Park, MN, 6.2%.

          NWQ Special Equity Portfolio Institutional Class Shares: CNA Trust Corporation FBO NWQ, AC 1040002245/2254, Box 5024, Costa Masa, CA, 99.5%.

          NWQ Special Equity Portfolio Institutional Service Class Shares: Linn Family Partnership, 609 Edgewood Drive, Montgomery, TX, 62%; Jeffrey Chawenson and Paul R. Botts, TRSTE, FBO King G. Neel Inc., Profit Sharing Plan Trust, 1164 Bishop Street, Suite 1710, Honolulu, HI, 13%; Roger H. Linn TRSTE, Sara Linn TRUST, FBO Sara Linn, 609 Edgewood Drive, Montgomery, TX, 12% and Roger H. Linn TRSTE, FBO Jennifer Linn Trust, FBO Jennifer Linn, 609 Edgewood Drive, Montgomery, TX, 12%.

          NWQ Value Equity Portfolio Institutional Service Class Shares: Chase Manhattan Bank as Directed, Trustee of the Mustang Employees, 401K Profit Sharing Plan 6/1/97, 770 Broadway, 10th Floor, New York, NY, 100.0%.

* Denotes shares held by a Trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

          The persons or organizations listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

                              INVESTMENT ADVISER

CONTROL OF ADVISER

          NWQ Investment Management Company (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

          Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

SERVICES PERFORMED BY ADVISER

          Pursuant to an Investment Advisory Agreement ("Agreement") between the Fund and the Adviser, the Adviser has agreed to manage the investment and reinvestment of the Portfolios' assets, to continuously review, supervise and administer the Portfolios' investment programs, and to determine in its discretion the securities to be purchased or sold and the portion of such Portfolios' assets to be held uninvested.

          In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Agreement, (ii) reckless disregard by the Adviser of its obligations and duties under the Agreement, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Agreement.

          Unless sooner terminated, the Agreement shall continue for periods of one year so long as such continuance is specifically approved at least annually
(a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or (c) by vote of a majority of the outstanding voting securities of a Portfolio. The Agreement may be terminated at any time by a Portfolio, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of such Portfolio on 60 days' written notice to the Adviser. The Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. The Agreement will automatically and immediately terminate in the event of its assignment.

PHILOSOPHY AND STYLE

          The Adviser strives to achieve enhanced risk-adjusted returns or what is commonly referred to as Northwest quadrant performance. The Adviser utilizes a top-down, theme-driven approach to value and believes the most important investment decision is determining the major, long-term, macro-economic trends that drive market prices. From this macro-economic standpoint, the Adviser develops a dominant theme that focuses on those market sectors that they believe will be the primary beneficiaries of underlying economic/monetary/social trends. Within these sectors that possess a fundamental "tailwind," the Adviser seeks to identify statistically undervalued companies by applying traditional value screens. The Adviser's fundamental research focuses on companies that possess below-average price-to-book and price-to-earnings ratios and above-average dividend yields. The Adviser's investment objective is to achieve consistently enhanced returns on an absolute and risk-adjusted basis, throughout a variety of economic environments.

          Regarding the Special Equity Portfolio, the Advisor seeks to identify statistically undervalued companies where a catalyst exists to recognize value or improve a company's profitability. The stock selection process is opportunistic and is driven by strong bottom-up fundamental research, focusing on both qualitative and quantitative measures.

REPRESENTATIVE INSTITUTIONAL CLIENTS

          As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included the Archdiocese of Milwaukee, Arizona State University Foundation, Coldwell Banker, United States Air Force Association and the Washington, D.C. Metro Transit Authority.

          In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance-based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES

          As compensation for services rendered by the Adviser under the Investment Advisory Agreements, each Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to each Portfolio's average daily net assets for the month:

                                      Rate
     NWQ Balanced Portfolio.........  0.70%
     NWQ Small Cap Value Portfolio..  1.00%
     NWQ Special Equity Portfolio...  0.85%
     NWQ Value Equity Portfolio.....  0.70%

          For the fiscal years ended October 31, 1995, 1996 and 1997, the NWQ Balanced Portfolio paid $0, $0 and $226,063 in advisory fees. During these years the Adviser voluntarily waived advisory fees of approximately $20,000, $80,598 and $103,517, respectively.

          For the fiscal years ended October 31, 1995, 1996 and 1997, the NWQ Value Equity Portfolio paid no advisory fees. During this period the Adviser voluntarily waived advisory fees of approximately $5,000, $20,776 and $35,666, respectively.


                         SERVICE AND DISTRIBUTION PLANS

          As stated in the Portfolios' Service Class Shares Prospectus, the Distributor may enter into agreements with broker-dealers and other financial institutions ("Service Agents"), pursuant to which they will provide administrative support services to Service Class shareholders who are their customers ("Customers") in consideration of the Fund's payment of 0.25% (on an annualized basis) of the average daily net asset value ("NAV") of the Service Class Shares held by the Service Agent for the benefit of its Customers. Such services include: (a) acting as the sole shareholder of record and nominee for beneficial owners; (b) maintaining account records for such beneficial owners of the Fund's shares; (c) opening and closing accounts; (d) answering questions and handling correspondence from shareholders about their accounts; (e) processing shareholder orders to purchase, redeem and exchange shares; (f) handling the transmission of funds representing the purchase price or redemption proceeds;
(g) issuing confirmations for transactions in the Fund's shares by shareholders;
(h) distributing current copies of prospectuses, statements of additional information and shareholder reports; (i) assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts; (j) providing account maintenance and accounting support for all transactions; and (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder service must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

          Each agreement with a Service Agent is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Directors. Pursuant to the Service Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made. In addition, arrangements with Service Agents must be approved annually by a majority of the Fund's Directors, including a majority of the Directors who are not "interested persons" of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

          The Board of Directors has approved the arrangements with Service Agents based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Agents must be approved by a majority of the Fund's Board of Directors (including a majority of the disinterested Directors). So long as the arrangements with Service Agents are in effect, the selection and nomination of the members of the Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund will be committed to the discretion of such non-interested Directors.

          Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class Shares.

          The Distribution Plan permits the Service Class Shares, pursuant to the Distribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

          The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans") is 0.75% of the Service Class Shares' average daily net assets for the year. The Fund's Board of Directors may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such Class, the Board of Directors has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, currently cannot exceed 0.50% of the average daily net assets represented by the Service Class. While the current fee which will be payable under the Service Plan and Distribution Plan has been set at 0.25% and 0.15%, respectively, the Plans permit a full 0.75% on all assets to be paid at any time following appropriate Board approval. Fees paid to Service Agents on behalf of the NWQ Balanced and Value Equity Portfolios' Service Class for the fiscal year ended October 31, 1997 totalled $145,874 and $3,504, respectively.

          All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such Class. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

          The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the

Plans, the Distribution Agreement and the related agreements must be approved annually by the Board of Directors in the same manner, as specified above. The Service Class of the NWQ Special Equity Fund commenced operations on November 7, 1997. Service Class Shares for the NWQ Small Cap Value Portfolio have not been offered prior to the date of this Statement of Additional Information.


          Each year the Directors must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to the Class may be terminated at any time without penalty by a majority of those Directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Directors who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Directors including a majority of the Directors of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of Directors who are not "interested persons" of the Fund must be effected by the Directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review. NASD Regulation, Inc. has adopted amendments to its Conduct Rules relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.


                             PORTFOLIO TRANSACTIONS

          The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and direct the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended, October 31, 1995, 1996 and 1997, the NWQ Balanced and Value Equity Portfolios paid brokerage commissions of approximately $2,692, $19,189, and $29,327, and $3,651, $2,491 and $6,977, respectively.

          Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.


                            ADMINISTRATIVE SERVICES

          The Board of Directors of the Fund has approved a Fund Administration Agreement ("Fund Administration Agreement"), effective April 15, 1996, between UAM Fund Services, Inc., a wholly owned subsidiary of UAM, and the Fund. Pursuant to the terms of the Fund Administration Agreement, UAMFSI manages, administers and conducts the general business activities of the Fund other than those which have been contracted to other third parties by the Fund. Additionally, UAMFSI has agreed to provide transfer agency services to the Portfolios pursuant to the terms of the Agreement.


          UAMFSI has subcontracted some of these services to CGFSC, an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Fund Service Agreement between UAMFSI and CGFSC (collectively, with the Fund Administration Agreement between UAMFSI and the Fund, the "Agreements").


          Pursuant to the terms of the Agreements, each Portfolio of the Fund pays UAMFSI a two-part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees for each Portfolio are calculated from the aggregate net assets of each Portfolio:


                                                       Annual Rate
NWQ Balanced Portfolio.....................................  0.06%
NWQ Small Cap Value Portfolio..............................  0.04%
NWQ Special Equity Portfolio...............................  0.04%

                                                       Annual Rate
NWQ Value Equity Portfolio.................................  0.04%


          CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

          0.19 of 1% of the first $200 million of combined Fund net assets;

          0.11 of 1% of the next $800 million of combined Fund net assets;

          0.07 of 1% of combined Fund net assets in excess of $1 billion but less than $3 billion;

          0.05 of 1% of combined Fund net assets in excess of $3 billion.


          Fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years.
If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.


          Prior to April 15, 1996, Chase Global Funds Services Company ("CGFSC") or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for the period prior to April 15, 1996 was as follows: the Fund paid a monthly fee for CGFSC's services, which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.


          During the fiscal years ended October 31, 1995, 1996 and 1997, administrative services fees paid to the Administrator by the NWQ Balanced and NWQ Value Equity Portfolios approximately totaled $48,000, $95,007 and $126,732; and $44,000, $72,798 and $85,646 respectively. Of the fees paid during the year ended October 31, 1996, NWQ Balanced Portfolio paid $90,165 to CGFSC and $4,842 to UAMFSI, and NWQ Value Equity Portfolio paid $72,120 to CGFSC and $678 to UAMFSI. Of the fees paid during the year ended October 31, 1997, the NWQ Balanced Portfolio paid $98,488 to CGFSC and $28,244 to UAMFSI, and the NWQ Value Equity Portfolio paid $83,609 to CGFSC and $2,037 to UAMFSI. The services provided by UAMFSI and the basis of the fees payable to UAMFSI are described in the Portfolios' Prospectuses.


          UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including taxes, interest, brokerage fees and commissions, if any, salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of UAMFSI, or the Fund's investment adviser or distributor, SEC fees and state Blue Sky fees, EDGAR filing fees, processing services and related fees, advisory and administration fees, charges and expenses of pricing and data services, independent public accountants and custodians, insurance premiums including fidelity bond premiums, outside legal expenses, costs of maintenance of corporate existence, typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund, printing and production costs of shareholders' reports and corporate meetings, cost and expenses of Fund stationery and forms, costs of special telephone and data lines and devices, trade association dues and expenses, and any extraordinary expenses and other customary Fund expenses.


          Unless sooner terminated as provided herein, the Fund Administration Agreement shall continue in effect from year to year provided such continuance is specifically approved at least annually by the Board. The Fund Administration Agreement is terminable, without penalty, by the Board or by UAMFSI, on not less than ninety (90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.


          UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. The compensation of such person or persons for such employment shall be paid by UAMFSI and no obligation will be incurred by or on behalf of the Fund in such respect.


          Effective February 28, 1997, the Fund entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping.

Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the Portfolios in the accounts for which it provides services. During the fiscal year ended October 31, 1997, the NWQ Balanced, NWQ Small Cap Value, NWQ Special Equity and NWQ Value Equity Portfolios paid the Service Provider $41,119, $0, $0 and $3,198, respectively, in fees pursuant to the Services Agreement.


                                   CUSTODIAN

          The Chase Manhattan Bank, 3 Chase Metro Tech Center, Brooklyn, NY 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.


                                 INDEPENDENT ACCOUNTANTS

          Price Waterhouse LLP, 160 Federal Street, Boston, MA 02110, serves as independent accountants for the Fund.


                                  DISTRIBUTOR

          UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, serves as the Funds' Distributor. Shares of the Fund are offered continuously. While the Distributer will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. The Distributor received no compensation for its services from the Portfolios during the fiscal year ended October 31, 1997.


                            PERFORMANCE CALCULATIONS

PERFORMANCE

          The Portfolios may from time to time quote various performance figures to illustrate the past performance of each class of the Portfolios. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by each class of the Portfolios be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by each class of the Portfolios to compute or express performance follows.

YIELD

          Current yield reflects the income per share earned by a Portfolio's investment. The current yield of a Portfolio is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Service Class Shares of the NWQ Portfolios bear additional service and distribution expenses, the yield of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

          A yield figure is obtained using the following formula:

                    Yield = 2[(a - b + 1)/6/ - 1]
                               ------
                                 cd

where:
     a      =       dividends and interest earned during the period
     b      =       expenses accrued for the period (net of reimbursements)
     c      =       the average daily number of shares outstanding during the period that were entitled to receive income distributions
     d      =       the maximum offering price per share on the last
                    day of the period.

TOTAL RETURN

          The average annual total return of a Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. Since Service Class Shares of the NWQ Portfolios bear additional service and distribution expenses, the average annual total return of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

          The average annual total return of the NWQ Balanced Portfolio Institutional Class Shares and the NWQ Value Equity

Portfolio Institutional Class Shares from inception and for the one year period ended on the date of the Financial Statements included herein are as follows:

                                                    Since Inception
                                    One Year        Through Fiscal
                                      Ended           Year Ended      Inception
                                October 31, 1997   October 31, 1997     Date
                                -----------------  -----------------  ---------
NWQ Balanced Portfolio                     22.82%             16.07%     8/2/94
  Institutional Class Shares..
NWQ Value Equity Portfolio                 35.77%             24.09%    9/21/94
  Institutional Class Shares..

          The cumulative total return of the NWQ Balanced Portfolio Institutional Service Class Shares from inception to the date of the Financial Statements included herein is as follows:

                                                  Since Inception
                                  One Year        Through Fiscal
                                    Ended           Year Ended      Inception
                              October 31, 1997   October 31, 1997     Date
                              -----------------  -----------------  ---------
NWQ Balanced Portfolio                   23.39%             17.36%    1/22/96
 Service Class Shares
NWQ Value Equity Portfolio
 Service Class Shares                       --               5.81%    6/16/97

          These figures are calculated according to the following formula:


                          P(1 + T)/n/ = ERV

                  where:

          P       =       a hypothetical initial payment of $1,000
          T       =       average annual total return
          n       =       number of years
          ERV     =       ending redeemable value of a hypothetical $1,000 payment
                          made at the beginning of the 1, 5 or 10 year periods at
                          the end of the 1, 5 or 10 year periods (or fractional
                          portion thereof).

          Institutional Class Shares and Service Class Shares of the NWQ Small Cap Value and NWQ Special Equity Portfolios were not offered as of October 31, 1997. Accordingly, no total return figures are available.

COMPARISONS

          To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

          In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its performance. In addition, there can be no assurance that a Portfolio will continue this performance as compared to such other averages.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

          The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be addressed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. The Board of Directors has classified an additional class of shares in certain Portfolios of the Fund, known as Advisor shares. As of the date of this Statement of Additional Information, no Advisor shares have been offered by the Fund.

          Both classes of shares of each Portfolio of the Fund, when issued and paid for as provided for in the Prospectuses, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

          The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains. (See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectuses.) The amounts of any income dividends or capital gains distributions cannot be predicted.


          Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectuses.

          As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the respective Portfolio of the Fund at net asset value (as of the business day following the record date).
This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

          Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

          In order for each Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income derived with respect to its business of investing in such securities or currencies.

          The Portfolios will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

          The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.



                             FINANCIAL STATEMENTS

          The Financial Statements (including notes thereto) of NWQ Balanced and NWQ Value Equity Portfolios and the Financial Highlights for the respective periods presented, which appear in the Portfolios' 1997 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are attached to this Statement of Additional Information.

               APPENDIX A - DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Service, Inc. Corporate Bond Ratings:

          Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

Standard & Poor's Ratings Services Corporate Bond Ratings:

          AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

          AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

          A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

          BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

          BB, B, CCC, CC - Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          C - The rating C is reserved for income bonds on which no interest is being paid.

          D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

          S&P's letter ratings may be modified by the addition of a plus or minus sign, which is used to show relative standing within the major rating categories except in the AAA, CC, C, CI and D categories.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES

          The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government.

          U.S. Treasury securities are backed by the "full faith and credit" of the U.S. Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S.

          In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the U.S. include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the U.S. through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the U.S., but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

          Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the U.S., Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.


III. DESCRIPTION OF COMMERCIAL PAPER

          A Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.
In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.

          Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer, and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


 IV. DESCRIPTION OF BANK OBLIGATIONS

          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Frequently, dealers selling variable rate certificates of deposit to a Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

                            APPENDIX B - COMPARISONS

          (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

          (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

          (c) Standard & Poor's 400 Mid Cap Index -- an unmanaged, market-value weighted index composed of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

          (d) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

          (e) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

          (f) Lipper - Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yield for the mutual fund industry and Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

          (g) Lipper Capital Appreciation Funds Index -- a Fund that aims at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc.

          (h) Lipper Equity Income Funds Index -- is comprised of the 30 largest funds, in terms of total net assets, which seek relatively high current income and growth of income through investing 60% or more of their portfolio in equities.

          (i) Lipper Small Cap Funds Index -- a Fund that by prospectus or portfolio practice invests primarily in companies with market capitalizations less than $1 billion at the time of purchase.

          (j) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

          (k) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

          (l) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

          (m) Salomon Brothers High Grade Corporate Bond Index
-- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

          (n) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

          (o) Lehman Brothers Long-Term Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

          (p) Lehman Brothers Government/Corporate Index -- is a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

          (q) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

          (r) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

          (s) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

          (t) The Salomon Brothers 3-month T-Bill Average -- The average return for all treasury bills for the previous three-month period.

          (u) Composite indices -- 60% Standard & Poor's 500 Stock Index, 30% Lehman LONG-TERM Treasury Bond and 10% U.S. Treasury Bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index, and 60% Standard & Poor's 500 Stock Index, 30% Lehman Brothers Government/Corporate Index and 10% Salomon Brothers 3-Month T-Bill Average.

          (v) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

          (w) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

          (x) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

          (y) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

          (z) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

          (aa) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

          (bb) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan Companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers and Bloomberg L.P.

                                    PART B

                                UAM FUNDS, INC.

--------------------------------------------------------------------------------
                     RICE, HALL, JAMES SMALL CAP PORTFOLIO

                   RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO

--------------------------------------------------------------------------------

            STATEMENT OF ADDITIONAL INFORMATION -- January 22, 1998


     This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Fund" or the "Fund") for the Rice, Hall, James Small Cap and Rice, Hall, James Small/Mid Cap Portfolios' Institutional Class Shares dated January 22, 1998. To obtain the Prospectus, please call the UAM Funds Service Center: 1-800-638-7983

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES.....................................    2

PURCHASE AND REDEMPTION OF SHARES......................................   14

VALUATION OF SHARES....................................................   16

SHAREHOLDER SERVICES...................................................   17

INVESTMENT LIMITATIONS.................................................   18

MANAGEMENT OF THE FUND.................................................   19

INVESTMENT ADVISER.....................................................   23

PORTFOLIO TRANSACTIONS.................................................   26

ADMINISTRATIVE SERVICES................................................   27

CUSTODIAN..............................................................   29

INDEPENDENT ACCOUNTANTS................................................   30

DISTRIBUTOR............................................................   30

PERFORMANCE CALCULATIONS...............................................   30

GENERAL INFORMATION....................................................   32

FINANCIAL STATEMENTS...................................................   34

APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS....................  A-1

APPENDIX B - COMPARISONS...............................................  B-1

                       INVESTMENT OBJECTIVES AND POLICIES

     The following policies supplement the investment objectives and policies of the Rice, Hall, James Small Cap and Rice, Hall, James Small/Mid Cap Portfolios (the "Portfolios") as set forth in the Rice, Hall, James Portfolios' Prospectus.

LENDING OF SECURITIES

     Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC" or the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). A Portfolio will not loan securities to the extent that greater than one-third of its assets (including the value of the collateral for the loans) at fair market value would be committed to loans. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the Prospectus.

SHORT-TERM INVESTMENTS

     In order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, each Portfolio may invest a portion of its assets in the short-term investments described below:

     (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of a Portfolio.

     Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by the funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

     Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by each Portfolio;


     (2) Commercial paper and A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, determined by the Adviser to be of comparable quality;

     (3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

     (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

     (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

     (6) Repurchase agreements collateralized by securities listed above.

INVESTMENTS IN FOREIGN SECURITIES

     Investors in the Portfolios should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Portfolios will endeavor to achieve the most favorable execution costs in their portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Portfolios' investments. However, these foreign withholding taxes are not expected to have a significant impact.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     The U.S. dollar value of the assets of each Portfolio may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Portfolio may incur costs in connection with conversions between various currencies. Each Portfolio will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts ("forward contracts") to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

     Each Portfolio may enter into forward contracts in several circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, a Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, such Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when a Portfolio anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of such Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Portfolios do not intend to enter into such forward contracts to protect the value of portfolio securities on a regular or continuous basis. The Portfolios will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Portfolio to deliver an amount of foreign currency in excess of the value of such Portfolio securities or other assets denominated in that currency.

     Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of each Portfolio will thereby be served. The Fund's Custodian will place cash or liquid securities into a segregated account of each Portfolio in an amount equal to the value of each Portfolio's total assets committed to the consummation of forward contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will be equal to the amount of such Portfolio's commitments with respect to such contracts.

     The Portfolios generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     If a Portfolio retains the portfolio security and engages in an offsetting transaction, such Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     Each Portfolio's dealings in forward contracts will be limited to the transactions described above. Of course, the Portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS

     The Portfolios may enter into futures and options and interest rate futures contracts for the purposes of hedging, remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Generally, margin deposits are structured as percentages (e.g., 5%) of the market value of the contracts being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios expect to earn interest income on their margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. Each Portfolio intends to use futures contracts only for hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of each Portfolio. The Portfolios will only sell futures contracts to protect securities they own against price declines or purchase contracts to protect against an increase in the price of securities they intend to purchase. As evidence of this hedging interest, each Portfolio expects that approximately 75% of its futures contracts purchases will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by a Portfolio upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolios' exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolios will incur commission expenses in both opening and closing out future positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

     Each Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposit on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

     Each Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Portfolio has insufficient cash, it may have to sell securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on a Portfolio's ability to effectively hedge.

     The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of each Portfolio is engaged in only for hedging purposes, the Adviser does not believe that a Portfolio is subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than such Portfolio's securities being hedged. It is also possible that a Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom such Portfolio has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS

     Each Portfolio may purchase and sell put and call options on futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. For example, there are significant differences between the securities, futures and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when, and how to use options involves the exercise of skill and judgement by the Adviser, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

OPTIONS ON FOREIGN CURRENCIES

     Each Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transaction in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     Each Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     Each Portfolio intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written of (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account with the Custodian.

     Each Portfolio also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by maintaining in a segregated account with the Custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

     Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to the regulation of the Commission. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protection afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

     In addition, futures contracts, options on futures contracts, forward contracts and options of foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

FEDERAL TAX TREATMENT OF FORWARD CURRENCY AND FUTURES CONTRACTS

     Except for transactions the Portfolios have identified as hedging transactions, each Portfolio is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract.

     In order for each Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement.

     Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of a Portfolio's taxable year) on futures transactions. Such distribution will be combined with distributions of capital gains realized on a Portfolio's other investments, and shareholders will be advised on the nature of the payment.

PORTFOLIO TURNOVER

     The portfolio turnover rates described in the Prospectus are calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities. The calculation excludes all securities, including options, whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. See "Financial Highlights" in the Prospectus for the historical portfolio turnover rates with respect to the Small Cap and Small/Mid Cap Portfolios.

                       PURCHASE AND REDEMPTION OF SHARES

     Shares of each Portfolio may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's Custodian. The minimum initial investment required for each Portfolio is $2,500 with certain exceptions as may be determined from time to time by the officers of the Fund. Other investment minimums are: initial IRA investment, $500; initial spousal IRA investment, $250; minimum additional investment for all accounts, $100. An order received in proper form prior to the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) will be executed at the price computed on the date of receipt; and an order received not in proper form or after the close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day;

Christmas Day; New Year's Day and Dr. Martin Luther King, Jr. Day.

     Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

     Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that either the Exchange or custodian bank is closed or trading on the Exchange is restricted as determined by the Commission,
(2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Portfolio. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares," and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

     No charge is made by a Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by a Portfolio.

     Signature Guarantees -- To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. The purpose of the signature guarantee is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) and/or the registered address, or (2) share transfer requests.


     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from the Transfer Agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              VALUATION OF SHARES

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

     Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                             SHAREHOLDER SERVICES

     The following supplements the shareholder services information set forth in the Rice, Hall, James Portfolios' Prospectus.

EXCHANGE PRIVILEGE

     Institutional Class Shares of each Rice, Hall, James Portfolio may be exchanged for Institutional Class Shares of the other Rice, Hall, James Portfolio. In addition, Institutional Class Shares of each Rice, Hall, James Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sale commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

     Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the Exchange will be processed on the next business day. Neither the Fund nor CGFSC, the Fund's Transfer Agent, will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

     For federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

     Shareholders may transfer shares of the Fund's Portfolios to another person or entity by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Purchase and Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                            INVESTMENT LIMITATIONS

     The following limitations supplement those set forth in the Prospectus. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment limitations. Investment limitations (1), (2), (3), (4) and (5) are classified as fundamental. The Portfolios' fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of each Portfolio. The Portfolios will not:

     (1)  invest in physical commodities or contracts on physical commodities;

     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

     (4)  underwrite the securities of other issuers;

     (5) Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into options, futures or repurchase transactions;

     (6) invest in stock or bond futures and/or options on futures unless (i) not more than 5% of the Portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5% and (ii) not more than 20% of the Portfolio's assets are invested in stock or bond futures and options;

     (7)  purchase on margin or sell short except as specified in (6) above;

     (8) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (9) invest for the purpose of exercising control over management of any company.

                            MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

     The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund, their addresses and dates of birth, and a brief statement of their present positions and principal occupations during the past five years. As of December 31, 1997, the Directors and Officers of the Fund owned less than 1% of the Fund's outstanding shares.


John T. Bennett, Jr.                Director of the Fund;
College Road-RFD 3                  President of Squam
Meredith, NH 03253                  Investment Management
   1/26/29                          Company, Inc. and Great
                                    Island Investment Company,
                                    Inc.; President of Bennett
                                    Management Company from
                                    1988 to 1993.

Nancy J. Dunn                       Director of the Fund; Vice
10 Garden Street                    President for Finance and
Cambridge, MA  02138                Administration and
   8/14/51                          Treasurer of Radcliffe
                                    College since 1991.

Philip D. English                   Director of the Fund;
16 West Madison Street              President and Chief
Baltimore, MD 21201                 Executive Officer of
   8/15/48                          Broventure Company, Inc.;
                                    Chairman of the Board of
                                    Chektec Corporation and
                                    Cyber Scientific, Inc.

William A. Humenuk                  Director of the Fund;
4000 Bell Atlantic Tower            Partner in the Philadelphia
1717 Arch Street                    office of the law firm
Philadelphia, PA 19103              Dechert Price & Rhoads;
   4/21/42                          Director, Hofler Corp.

Norton H. Reamer*                   Director, President and
One International Place             Chairman of the Fund;
Boston, MA 02110                    President, Chief Executive
   3/21/35                          Officer and a Director of
                                    United Asset Management
                                    Corporation; Director,
                                    Partner or Trustee of each
                                    of the Investment Companies
                                    of the Eaton Vance Group of
                                    Mutual Funds.

Charles H. Salisbury, Jr. *         Director of the Fund;
One International Place             Executive Vice President of
Boston, MA  02110                   United Asset Management
   8/24/40                          Corporation; formerly an
                                    Executive Officer and
                                    Director of T. Rowe Price
                                    and President and Chief
                                    Investment Officer of T.
                                    Rowe Price Trust Company.

Peter M. Whitman, Jr.*       Director of the Fund;
One Financial Center         President and Chief
Boston, MA 02111             Investment Officer of Dewey
7/1/43                       Square Investors
                             Corporation since 1988;
                             Director and Chief
                             Executive Officer of H.T.
                             Investors, Inc., formerly a
                             subsidiary of Dewey Square.

William H. Park              Vice President of the Fund;
One International Place      Executive Vice President
Boston, MA 02110             and Chief Financial Officer
9/19/47                      of United Asset Management
                             Corporation.

Gary L. French               Treasurer of the Fund;
211 Congress Street          President of UAM Fund
Boston, MA 02110             Services, Inc. and UAM Fund
7/4/51                       Distributors, Inc.; Vice
                             President of Operations,
                             Development and Control of
                             Fidelity Investments in
                             1995; Treasurer of the
                             Fidelity Group of Mutual
                             Funds from 1991 to 1995.

Robert R. Flaherty           Assistant Treasurer of the
211 Congress Street          Fund; Vice President of UAM
Boston, MA 02110             Fund Services, Inc.; former
9/18/63                      Manager of Fund
                             Administration and
                             Compliance of Chase Global
                             Fund Services Company from
                             1995 to 1996; Senior
                             Manager of Deloitte &
                             Touche LLP from 1985 to
                             1995.

Gordon M. Shone              Assistant Treasurer of the
73 Tremont Street            Fund; Vice President of
Boston, MA  02108            Fund Administration and
7/30/56                      Compliance of Chase Global
                             Funds Services Company;
                             formerly Senior Audit
                             Manager of Coopers &
                             Lybrand LLP from 1983 and
                             1993.


Michael DeFao                Secretary of the Fund; Vice
211 Congress Street          President and General
Boston, MA 02110             Counsel of UAM Fund
2/28/68                      Services, Inc. and UAM Fund
                             Distributors, Inc.;
                             Associate Attorney of Ropes
                             & Gray (a law firm) from
                             1993 to 1995.

Karl O. Hartmann             Assistant Secretary of the
73 Tremont Street            Fund; Senior Vice President
Boston, MA 02108             and General Counsel of
3/7/55                       Chase Global Funds Services
                             Company.

------------

* Messrs. Reamer, Salisbury and Whitman are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

     As of December 24, 1997, the Directors and Officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

     The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $6,300 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator or CGFSC and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund, and UAM Funds Trust (collectively the "Fund Complex") in the fiscal year ended October 31, 1997.


                                         Pension or
                                         Retirement                   Total
                                          Benefits     Estimated   Compensation
Registrant                  Aggregate    Accrued as      Annual       from
Name of Person,           Compensation    Part of    Benefits Upon  and Fund
Position               From Registrant Fund Expenses   Retirement    Complex
---------------------- --------------- ------------- ------------- ------------

John T. Bennett, Jr.
  Director............       $26,791          0             0         $32,750
Nancy J. Dunn
  Director............       $ 6,774          0             0         $ 8,300
Philip D. English
  Director............       $26,791          0             0         $32,750
William A. Humenuk
  Director............       $26,791          0             0         $32,750

PRINCIPAL HOLDERS OF SECURITIES

     As of December 24, 1997, the following persons or organizations held of record or beneficially 5% or more of the shares of the Portfolios:

     Rice, Hall, James Small Cap Portfolio: Charles Schwab & Co., Inc., Reinvest Account, Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA,
22.9%.

     Rice, Hall, James Small/Mid Cap Portfolio:  Hartnat & Co., Nana Regional,
Attn: 0173440-070, P.O. Box 92800, Rochester, NY, 26.7% and Charles Schwab & Co., Inc., FBO Reinvest Account, Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA, 6.4%.

_____________
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

     The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940
Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

                              INVESTMENT ADVISER

CONTROL OF ADVISER

     Rice, Hall, James & Associates (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December, 1980, for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

     Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

SERVICES PERFORMED BY ADVISER

     Pursuant to Investment Advisory Agreements ("Agreements") between the Fund and the Adviser, the Adviser has agreed to manage the investment and reinvestment of the Portfolios' assets, to continuously review, supervise and administer the Portfolios' investment program, and to determine in its discretion the securities to be purchased or sold and the portion of such Portfolios' assets to be held uninvested.

     In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Agreements, (ii) reckless disregard by the Adviser of its obligations and duties under the Agreements, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Agreements.

     Unless sooner terminated, the Agreements shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to the Agreements or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolios. The Agreements may be terminated at any time by a Portfolio, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of a Portfolio on 60 days' written notice to the Adviser. The Agreements may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. The Agreements will automatically and immediately terminate in the event of their assignment.

PHILOSOPHY AND STYLE

Rice, Hall, James Small Cap Portfolio

     The Adviser applies a value oriented approach to small capitalization growth stocks. The Rice, Hall, James Small Cap Portfolio is constructed through bottom up research where stocks selected must possess catalysts -- positive fundamental changes which the Adviser believes should lead to greater investor recognition and, subsequently, higher stock prices. The price earnings ratios of selected stocks are typically lower than the projected 3 to 5 year earnings growth rates. Stocks are sold when they reach preset upside targets, violate preset downside price limits or when a deterioration of the fundamental assumptions or catalysts occur.

Rice, Hall, James Small/Mid Cap Portfolio

     The Adviser practices a fundamentally driven bottom-up research approach. This approach focuses on identifying stocks of growth companies that are selling at a discount to the companies' projected earnings growth rates. Specifically, the Adviser requires that candidates for inclusion in the Portfolio have price/earnings ratios that are lower than the 3 to 5 year projected earnings growth rate. In addition, the stocks must possess catalysts, which are defined by the Adviser as fundamental events that ultimately lead to increases in revenue growth rates, expanding profit margins and/or increases in earnings growth rates that are generally not anticipated by the market. Such events can include new product introductions or applications, discovery of niche markets, new management, corporate or industry restructures, regulatory change, end market expansion, etc. Most importantly, the Adviser must be convinced that such change will lead to greater investor recognition and a subsequent rise in the stock prices within a 12 to 24 month period. Stocks are sold when they reach their upside target, violate the present downside limit or when a deterioration of the fundamental assumptions or catalysts occurs.

REPRESENTATIVE INSTITUTIONAL CLIENTS

     As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included University of Kansas Endowment, San Diego Society of Natural History, American Business Products, City of San Diego and California Western School of Law.

     In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES

     As compensation for services rendered by the Adviser under the Investment Advisory Agreements, the Portfolios pay the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rate to each Portfolio's average daily net assets for the month:

                                                              Rate
Small Cap Portfolio                                          0.75%

Small/Mid Cap Portfolio                                      0.80%

     For the fiscal years ended October 31, 1995, 1996 and 1997, the Small Cap Portfolio paid advisory fees of approximately $85,000, $197,797 and $320,608, respectively. During the same periods, the Adviser voluntarily waived advisory fees of approximately $15,000, $0 and $0, respectively. For the period November 1, 1996 (commencement of operations) to October 31, 1997, the Small/Mid Cap Portfolio paid advisory fees of $0. During the same period, the Adviser voluntarily waived fees of $42,239 for the Small/Mid Cap Portfolio.

                            PORTFOLIO TRANSACTIONS

     The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended October 31, 1995, 1996 and 1997, the Small Cap Portfolio paid brokerage commissions of approximately $48,167, $72,700 and $93,309, respectively. For the period

November 1 1996 (commencement of operations) to October 31, 1997, the Small/MidCap Portfolio paid brokerage commissions of $31,408.

     Some securities considered for investment by a Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES

     The Board of Directors of the Fund approved a Fund Administration Agreement ("Fund Administration Agreement"), effective April 15, 1996, between UAM Fund Services, Inc., a wholly-owned subsidiary of UAM, and the Fund. Pursuant to the terms of the Fund Administration Agreement, UAMFSI manages, administers and conducts the general business activities of the Fund other than those which have been contracted to other third parties by the Fund. Additionally, UAMFSI has agreed to provide transfer agency services to the Portfolios pursuant to the terms of the Agreement.

     UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Fund Service Agreement between UAMFSI and CGFSC (collectively, with the Fund Administration Agreement between UAMFSI and the Fund, the "Agreements").

     Pursuant to the terms of the Agreements, each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following portfolio-specific fees are calculated from the aggregate net assets of each
Portfolio:

                                                             Annual Rate
          Small Cap Portfolio                                       0.04%
          Small/Mid Cap Portfolio                                   0.04%

     CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

          0.19 of 1% of the first $200 million of combined Fund net assets;

          0.11 of 1% of the next $800 million of combined Fund net assets;

          0.07 of 1% of combined Fund net assets in excess of $1 billion but less than $3 billion;

          0.05 of 1% of combined Fund net assets in excess of $3 billion.

     Fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

     Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Services Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for the period prior to April 15, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.

     For the fiscal years ended October 31, 1995, 1996 and 1997, administrative fees paid by Small Cap Portfolio totaled approximately $52,000, $88,251 and $93,851, respectively. Of the fees paid during the years ended October 31, 1996 and 1997, the Small Cap Portfolio paid $81,427 and $76,774 to CGFSC and $6,824 and $17,077 to UAMFSI, respectively. For the period November 1, 1996 (commencement of operations) to October 31, 1997, administrative fees paid by the Small/Mid Cap Portfolio totaled approximately $36,970. Of such amount, $34,858 was paid to CGFSC and $2,112 was paid to UAMFSI.

     UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including taxes, interest, brokerage fees and commissions, if any, salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of UAMFSI, or the Fund's investment adviser or distributor, SEC fees and state Blue Sky fees, EDGAR filing fees, processing services and related fees, advisory and administration fees, charges and expenses of pricing and data services, independent public accountants and custodians, insurance premiums including fidelity bond premiums, outside legal expenses, costs of maintenance of corporate existence, typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund, printing and production costs of shareholders' reports and corporate meetings, cost and expenses of Fund stationery and forms, costs of special telephone and data lines and devices, trade association dues and expenses, and any extraordinary expenses and other customary Fund expenses.

     Unless sooner terminated, the Fund Administration Agreement shall continue in effect from year to year provided such continuance is specifically approved at least annually by the Board. The Fund Administration Agreement is terminable, without penalty, by the Board or by UAMFSI, on not less than ninety
(90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

     UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. The compensation of such person or persons for such employment shall be paid by UAMFSI and no obligation will be incurred by or on behalf of the Fund in such respect.

     Effective February 28, 1997, the Fund entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the Portfolios in the accounts for which it provides services. During the fiscal year ended October 31, 1997, the Small Cap Portfolio and Small/Mid Cap Portfolio paid the Service Provider $4,801 and $ 0, respectively, in fees pursuant to the Services Agreement.

                                   CUSTODIAN

     The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

                            INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountants for the Fund.

                                  DISTRIBUTOR

     UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, serves as the Funds distributor. Shares of the Fund are offered continuously. While the Distributor will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares.

     The Distributor received no compensation for its services directly or indirectly from either of the Small Cap Portfolio or the Small/Mid Cap Portfolio during the Fund's fiscal year ended October 31, 1997.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

     The Portfolios may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of the method used to compute or express performance follows.

TOTAL RETURN

     The average annual total return of a Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.

     The average annual total rates of return for the Institutional Class Shares of the Rice, Hall, James Portfolios from inception and for the one year period ended on the date of the Financial Statements included herein are as follows:

                                            Since
                                          Inception
                             One Year      Through
                              Ended       Year Ended
                           October 31,   October 31,   Inception
                               1997          1997        Date
                           ------------  ------------  ---------
Small Cap Portfolio......        31.44%        31.47%     7/1/94
Small/Mid Cap Portfolio..        26.76%        26.76%    11/1/96

     These figures are calculated according to the following formula:

     P(1 +T )/n/ = ERV

where:

     P      =    a hypothetical initial payment of $1,000
     T      =    average annual total return
     n      =    number of years
     ERV    =    ending redeemable value of a hypothetical 1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).



COMPARISONS

     To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its performance. In addition, there can be no assurance that a Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. The Board of Directors has classified additional classes of shares in each Portfolio, known as Institutional Service Shares and Advisor shares. As of the date of this Statement of Additional Information, no Institutional Service Shares or Advisor shares of these Portfolios have been offered to the public.

     Shares of each Portfolio of the Fund, when issued and paid for as provided for in the Prospectus, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so.
A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Fund's policy is to distribute substantially all of a Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains. (See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus.) The amounts of any income dividends or capital gains distributions cannot be predicted.

     Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

     As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of a Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

     Each Portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

     In order for a Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income derived with respect to its business of investing in such securities or currencies.

     Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

     The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                              FINANCIAL STATEMENTS

          The Financial Statements (including notes thereto) of the Small Cap and Small/Mid Cap Portfolios for the fiscal year ended October 31, 1997, which appear in the Portfolio's 1997 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, the Fund's independent accountants, also appearing therein, are attached to this Statement of Additional Information.

              APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS

I.  DESCRIPTION OF BOND RATINGS

     Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its highest bond ratings: Aaa -- judged to be the best quality; carry the smallest degree of investment risk: Aa -- judged to be of high quality by all standards; A -- possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa -- considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

     Excerpts from Standard & Poor's Ratings Services ("S&P") description of its highest bond ratings: AAA -- highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA -- also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A -- regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB -- regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

II.  DESCRIPTION OF U.S. GOVERNMENT SECURITIES

     The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

     In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III.  DESCRIPTION OF COMMERCIAL PAPER

     The Portfolios may invest in commercial paper (including variable amount master demand notes) rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

     Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better;

(3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV.  DESCRIPTION OF BANK OBLIGATIONS

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolios will agree to repurchase such instruments, at the Portfolios' option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolios are also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

V.  DESCRIPTION OF FOREIGN INVESTMENTS

     Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Fund will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                            APPENDIX B - COMPARISONS

     (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

     (c) S&P Midcap 400 Index -- consists of 400 domestic stocks chosen for market size (medium market capitalization of $993 million as of February 1995), liquidity and industry group representation. It is a market-weighted index with each stock affecting the index in proportion to its market value.

     (d) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     (e) Wilshire 5000 Equity index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

     (f) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

     (g) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

     (h) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

     (i) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     (j) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     (k) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

     (l) Lehman Brothers Long-Term Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

     (m) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (n) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

     (o) Russell 2000 Index -- consists of the smallest 2,000 companies in the Russell 3000 Index, a U.S. equity index of the 3,000 large U.S. companies, with an average market capitalization of $1.74 billion.

     (p) Russell Midcap Index -- consists of the smallest 800 companies in the Russell 1000 Index, a U.S. equity index of the 1,000 largest companies in the Russell 3000 Index, with an average capitalization of $1.96 billion.

     (q) Russell Top 200 Index -- is an unmanaged index of the 200 largest companies in the Russell 2000 Index.

     (r) Composite indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

     (s) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

     (t) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

     (u) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     (v) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

     (w)  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -
          - historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

     (x) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

     (y) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan Companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

                                    PART B

                                UAM FUNDS, INC.

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                     SAMI PREFERRED STOCK INCOME PORTFOLIO

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            STATEMENT OF ADDITIONAL INFORMATION -- January 22, 1998


          This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the SAMI Preferred Stock Income Portfolio's Institutional Class Shares dated January 22, 1998. To obtain a Prospectus, please call the UAM Funds Service
Center:  1-800-638-7983.

                                TABLE CONTENTS

INVESTMENT OBJECTIVE AND POLICIES..........................................    1

PURCHASE AND REDEMPTION OF SHARES..........................................    8

INVESTMENT LIMITATIONS.....................................................   12

MANAGEMENT OF THE FUND.....................................................   13

INVESTMENT ADVISER.........................................................   17

PORTFOLIO TRANSACTIONS.....................................................   18

ADMINISTRATIVE SERVICES....................................................   19

CUSTODIAN..................................................................   22

INDEPENDENT ACCOUNTANTS....................................................   22

DISTRIBUTOR................................................................   22

PERFORMANCE CALCULATIONS...................................................   22

GENERAL INFORMATION........................................................   25

FINANCIAL STATEMENTS.......................................................   27

APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS........................  A-1

APPENDIX B - COMPARISONS...................................................  B-1

                       INVESTMENT OBJECTIVE AND POLICIES

          The following discussion supplements the discussion of the investment objective and policies of the SAMI Preferred Stock Income Portfolio (the "Portfolio") as set forth in the Portfolio's Prospectus.

LENDING OF SECURITIES

          The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). The Portfolio will not loan securities to the extent that greater than one-third of its assets (including the value of the collateral for the loan) at fair market value would be committed to loans. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the Prospectus.

SHORT-TERM INVESTMENTS

          In order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in the short-term investments described below:

          (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio.

          Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

          Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by each Portfolio;

          (2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, determined by the Adviser to be of comparable quality;

          (3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

          (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

          (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

          (6)  Repurchase agreements collateralized by securities listed above.

RISKS PARTICULAR TO THE PUBLIC UTILITIES INDUSTRIES

          The public utilities industries are subject to various uncertainties, including: difficulty in obtaining adequate returns on invested capital; frequent difficulty in obtaining approval of rate increases by public service commissions; increased costs, delays and restrictions as a result of environmental considerations; difficulty and delay in securing financing of large construction projects; difficulties of the capital markets in absorbing utility debt and equity securities; difficulties in obtaining fuel for electric generation at reasonable prices; difficulty in obtaining natural gas for resale; special risks associated with the construction and operation of nuclear power generating facilities, including technical and cost factors of such construction and operation and the possibility of imposition of additional governmental requirements for construction and operation; and the effects of energy conservation and the effects of regulatory changes, such as the possible adverse effects on profits of recent increased competition among certain utilities companies, including telecommunications companies, and the uncertainties resulting from such companies' diversification into new domestic and international businesses, as well as agreements by many such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

FUTURES CONTRACTS

          The Portfolio may enter into futures contracts, options and options on futures contracts for the purposes of hedging, remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

          Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

          Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

          Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The Portfolio intends to use futures contracts only for hedging purposes.

          Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of a Portfolio. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contracts purchases will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

          Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

          The Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. The Portfolio's outstanding obligations to purchase securities under these contracts may be 100% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

          The Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

          The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contracts would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

          Utilization of futures transactions by the Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

          Except for transactions the Portfolio has identified as hedging transactions, the Portfolio is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of the year as well as those actually realized during the year. In most cases any gains or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or losses, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

          In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from qualifying income: i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities of foreign currencies, or other income derived with respect to its business investing in such securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

          The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distribution will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the payments.

OPTIONS

          The Portfolio may purchase and sell put and call options on futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities.

WRITING COVERED OPTIONS

          The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, each Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, each Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio effects a closing purchase transaction. A closing purchase transaction cancels out the Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.

          The Portfolio writes only covered put options, which means that so long as the Portfolio is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash or liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, a Portfolio will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Portfolio may engage in closing transactions in order to terminate put options that it has written.

PURCHASING OPTIONS

          The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Portfolio's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Portfolio may purchase call options on securities held in its investment portfolio on which it has written call options or on securities which it intends to purchase.

PORTFOLIO TURNOVER

          The portfolio turnover rates described in the Prospectus are calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities. The calculation excludes all securities, including options, whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. See "Financial Highlights" in the Prospectus for the Portfolio's historical portfolio turnover rates.

                       PURCHASE AND REDEMPTION OF SHARES

          Shares of the Portfolio may be purchased without a sales commission, at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's Custodian. The minimum initial investment required for the Portfolio is $2,500 with certain exceptions as may be determined from time to time by the officers of the Fund. Other investment minimums are: initial IRA investment, $500; initial spousal IRA investment, $250; additional investment for all accounts, $100. An order received in proper form prior to the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern Time) will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; Christmas Day; New Year's Day and Dr. Martin Luther King, Jr. Day.

          The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.


          The Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that either the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Portfolio. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares," and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

          No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

          Signature Guarantees -- To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required for (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address, or (2) share transfer requests.

          Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Fund's transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

          The signature guarantee must appear either (1) on the written request for redemption, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.


                              VALUATION OF SHARES

          Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

          Bonds, other fixed income securities and fixed dividends are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

          Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, using methods approved by the Board of Directors.



          The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods approved by the Fund's Directors.

                              SHAREHOLDER SERVICES

          The following supplements the information set forth under "Shareholder Services" in the SAMI Preferred Stock Income Portfolio Prospectus.

EXCHANGE PRIVILEGE

          Institutional Class Shares of the Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to the UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

          Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

          Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the Exchange will be processed on the next business day. Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.



          For federal income tax purposes, an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.


TRANSFER OF SHARES

          Shareholders may transfer shares of the Portfolio to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Purchase and Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.


                             INVESTMENT LIMITATIONS

          The SAMI Preferred Stock Income Portfolio is subject to the following restrictions, which are non-fundamental, and which may be changed by the Fund's Board of Directors upon reasonable notice to investors. Investment limitation
(3) is classified as fundamental. The Portfolio's fundamental investment limitation cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. These restrictions supplement the investment objective and policies set forth in the Portfolio's Prospectus. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment limitations. The Portfolio will not:

          (1) invest in commodities, except for hedging, liquidity and related purposes as provided in the Prospectus and herein;

          (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

          (3) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into options, futures or repurchase transactions;

          (4)  purchase on margin or sell short;

          (5) purchase or retain securities of an issuer if those Officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;


          (6) underwrite the securities of other issuers or invest more than an aggregate of 10% of the total assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale and for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

          (7) invest for the purpose of exercising control over management of any company;

          (8) acquire any securities of companies within one industry, other than the utilities industry, if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a temporary defensive position; and write or acquire options or interests in oil, gas or other mineral exploration or development programs.


                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

          The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund, their addresses and dates of birth, and a brief statement of their present positions and principal occupations during the past five years.

John T. Bennett, Jr.             Director of the Fund; President of
College Road-RFD 3               Squam Investment Management Company,
Meredith, NH 03253               Inc. and Great Island Investment
1/26/29                          Company, Inc.; President of Bennett
                                 Management Company from 1988 to 1993.

Nancy J. Dunn                    Director of the Fund; Vice President
10 Garden Street                 for Finance and Administration and
Cambridge, MA  02138             Treasurer of Radcliffe College since
8/14/51                          1991.

Philip D. English                Director of the Fund; President and
16 West Madison Street           Chief Executive Officer of Broventure
Baltimore, MD 21201              Company, Inc.; Chairman of the Board
8/5/48                           of Chektec Corporation and Cyber
                                 Scientific, Inc.

William A. Humenuk               Director of the Fund; Partner in the
4000 Bell Atlantic Tower         Philadelphia office of the law firm
1717 Arch Street                 Dechert Price & Rhoads; Director,
Philadelphia, PA 19103           Hofler Corp.
4/21/42

Norton H. Reamer*                Director, President and Chairman of
One International Place          the Fund; President, Chief Executive
Boston, MA 02110                 Officer and a Director of United Asset
3/21/35                          Management Corporation; Director,
                                 Partner or Trustee of each of the
                                 Investment Companies of the Eaton
                                 Vance Group of Mutual Funds.

Charles H. Salisbury, Jr.*       Director of the Fund; Executive Vice
One International Place          President of United Asset Management
Boston, MA  02110                Corporation; formerly an executive
8/24/40                          officer and Director of T. Rowe Price
                                 and President and Chief Investment
                                 Officer of T. Rowe Price Trust
                                 Company.

Peter M. Whitman, Jr.*           Director of the Fund; President and
One Financial Center             Chief Investment Officer of Dewey
Boston, MA 02111                 Square Investors Corporation since
7/1/43                           1988; Director and Chief Executive
                                 Officer of H.T. Investors, Inc.,
                                 formerly a subsidiary of Dewey Square.

William H. Park                  Vice President of the Fund; Executive
One International Place          Vice President and Chief Financial
Boston, MA 02110                 Officer of United Asset Management
9/19/47                          Corporation.

Gary L. French                   Treasurer of the Fund; President of
211 Congress Street              UAM Fund Services, Inc. and UAM Fund
Boston, MA 02110                 Distributors, Inc.; Vice President of
7/4/51                           Operations, Development and Control of
                                 Fidelity Investments in 1995;
                                 Treasurer of the Fidelity Group of
                                 Mutual Funds from 1991 to 1995.

Robert R. Flaherty               Assistant Treasurer of the Fund; Vice
211 Congress Street              President of UAM Fund Services, Inc.;
Boston, MA 02110                 former Manager of Fund Administration
9/18/63                          and Compliance of Chase Global Fund
                                 Services Company from 1995 to 1996;
                                 Senior Manager of Deloitte & Touche
                                 LLP from 1985 to 1995.

Gordon M. Shone                  Assistant Treasurer of the Fund; Vice
73 Tremont Street                President of Fund Administration and
Boston, MA  02108                Compliance of Chase Global Funds
7/30/56                          Services Company; formerly Senior
                                 Audit Manager of Coopers & Lybrand LLP
                                 from 1983 to 1993.

Michael DeFao                    Secretary of the Fund; Vice President
211 Congress Street              and General Counsel of UAM Fund
Boston, MA 02110                 Services, Inc. and UAM Fund
2/28/68                          Distributors, Inc.; Associate Attorney
                                 of Ropes & Gray (a law firm) from 1993
                                 to 1995.

Karl O. Hartmann                 Assistant Secretary of the Fund;
73 Tremont Street                Senior Vice President and General
Boston, MA 02108                 Counsel of Chase Global Funds Services
3/7/55                           Company.

-------------

* Messrs. Reamer, Salisbury and Whitman are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

          As of December 24, 1997, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

          The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $6,300 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund, and UAM Funds Trust (collectively the "Fund Complex") in the fiscal year ended October 31, 1997.




                                                            Pension or
                                       Aggregate        Retirement Benefits       Estimated Annual     Total Compensation
     Name of Person,                  Compensation       Accrued as Part of        Benefits Upon       from Registrant and
        Position                     From Registrant       Fund Expenses            Retirement            Fund Complex
------------------------             ---------------    -------------------       ----------------     -------------------
John T. Bennett, Jr........             $  26,791                 0                       0                 $   32,750
  Director
Nancy J. Dunn..............             $   6,774                 0                       0                 $    8,300
  Director
Philip D. English..........             $  26,791                 0                       0                 $   32,750
  Director
William A. Humenuk.........             $  26,791                 0                       0                 $   32,750
  Director

PRINCIPAL HOLDERS OF SECURITIES

          As of December 24, 1997 the following persons or organizations owned of record or beneficially 5% or more of the shares of the Portfolio:

          Kansas City Power & Light Company, Kansas City, MO, 34.8%; Intercoast Capital Company, 370 W. Anchor Drive, Suite 300, Dakota Dunes, SD, 20.1%; Intercoast Capital Company, 370 W. Anchor Drive, Suite 300, Dakota Dunes, SD, 14.7%; Bank of America Illinois, FBO Sisters of St. Francis Health Svc. Inc., Retirement Trust dated 01/01/76, Los Angeles, CA, 10.8% and KLT Investments Inc., 1201 Walnut 21st Fl., Kansas City, MO, 5.9%.

* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

          The persons or organizations owning 25% or more of the outstanding shares of the Portfolio may be presumed to control (as that term is defined in the 1940 Act) the Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of the Portfolio.

                                 INVESTMENT ADVISER

CONTROL OF ADVISER

          Spectrum Asset Management, Inc. (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

          Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

SERVICES PERFORMED BY ADVISER

          Pursuant to an Investment Advisory Agreement ("Agreement") between the Fund and the Adviser, the Adviser has agreed to manage the investment and reinvestment of the Portfolio's assets, to continuously review, supervise and administer the Portfolio's investment program, and to determine in its discretion the securities to be purchased or sold and the portion of such Portfolio's assets to be held uninvested.

          In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Agreement, (ii) reckless disregard by the Adviser of its obligations and duties under the Agreement, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Agreement.

          Unless sooner terminated, the Agreement shall continue for periods of one year so long as such continuance is specifically approved at least annually
(a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time by the Portfolio, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Adviser. The Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. The Agreement will automatically and immediately terminate in the event of its assignment.

PHILOSOPHY AND STYLE

          The Adviser has been managing diversified hedged preferred stock portfolios for major institutional investors since 1987. Focused exclusively on preferred stocks, Spectrum's three senior executives have a total of nearly 50 years of experience in this specialized market. The firm uses sophisticated, proprietary pricing and hedging models, in addition to the expertise of its investment professionals, to develop strategies which take advantage of market inefficiencies and opportunities while mitigating the effect of interest rate movements on the capital value of the Portfolio.

ADVISORY FEES

          As compensation for the services rendered by the Adviser under the Agreement, the Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rate to the Portfolio's average daily net assets for the month: 0.70%.

          For the fiscal years ended October 31, 1995, 1996 and 1997, the Portfolio paid advisory fees of $385,000, $173,576 and $166,174, respectively. During the fiscal years ended October 31, 1996 and 1997, the Advisor voluntarily waived advisory fees of approximately $60,615 and $56,371, respectively.


                             PORTFOLIO TRANSACTIONS

          The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio.
In doing so, the Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended October 31, 1995, 1996 and 1997 the Portfolio paid brokerage commissions of approximately $83,331, $28,892 and $31,180, respectively.

          The Portfolio may place a portion of its portfolio transactions with the Adviser, which is a registered broker. Transactions placed with the Adviser are subject to procedures adopted and supervised by the Board of Directors. For the fiscal years ended October 31, 1995, 1996 and 1997, the entire Fund paid commissions of approximately $ 58,000, $21,000 and $27,000, respectively, to the Adviser for transactions placed through its brokerage facilities.

          Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.


                            ADMINISTRATIVE SERVICES

          The Board of Directors of the Fund approved a Fund Administration Agreement effective April 15, 1996 ("Fund Administration Agreement") between UAM Fund Services, Inc., a wholly owned subsidiary of UAM, and the Fund. Pursuant to the terms of the Fund Administration Agreement, UAMFSI manages, administers and conducts the general business activities of the Fund other than those which have been contracted to other third parties by the Fund. Additionally, UAMFSI has agreed to provide transfer agency services to the portfolios pursuant to the terms of the Fund Administration Agreement.

          UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Fund Service Agreement between UAMFSI and CGFSC (collectively, with the Fund Administration Agreement between UAMFSI and the Fund, the "Agreements").

          Pursuant to the terms of the Agreements, the Portfolio pays UAMFSI a two-part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The Portfolio-specific fee for the Portfolio is 0.06% of aggregate net assets.

          CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

          0.19 of 1% of the first $200 million of combined UAM Fund net assets;

          0.11 of 1% of the next $800 million of combined UAM Fund net assets;

          0.07 of 1% of combined UAM Fund net assets in excess of $1 billion but less than $3 billion;

          0.05 of 1% of combined UAM Fund net assets in excess of $3 billion.

          Fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

          Prior to April 15, 1996, Chase Global Funds Services Company or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for periods prior to April 14, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.

          During the fiscal years ended October 31, 1995, 1996 and 1997, administrative services fees paid to the Administrator by the SAMI Preferred Stock Income Portfolio totaled $78,000, $85,405 and $93,115, respectively. Of the fees paid during the year ended October 31, 1996 and 1997, the Portfolio paid $74,344 and $74,045 to CGFSC and $11,061 and $19,070 to UAMFSI,
respectively.

          UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including taxes, interest, brokerage fees and commissions, if any, salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of UAMFSI, or the Fund's investment adviser or distributor, SEC fees and state Blue Sky fees, EDGAR filing fees, processing services and related fees, advisory and administration fees, charges and expenses of pricing and data services, independent public accountants and custodians, insurance premiums including fidelity bond premiums, outside legal expenses, costs of maintenance of corporate existence, typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund, printing and production costs of shareholders' reports and corporate meetings, cost and expenses of Fund stationery and forms, costs of special telephone and data lines and devices, trade association dues and expenses, and any extraordinary expenses and other customary Fund expenses.

          Unless sooner terminated as provided herein, the Agreement shall continue in effect from year to year provided such continuance is specifically approved at least annually by the Board. The Fund Administration Agreement is terminable, without penalty, by the Board or by UAMFSI, on not less than ninety
(90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

          UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. The compensation of such person or persons for such employment shall be paid by UAMFSI and no obligation will be incurred by or on behalf of the Fund in such respect.

          Effective February 28, 1997, the Fund entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the Portfolios in the accounts for which it provides services. During the fiscal year ended October 31, 1997, the Portfolio paid no fees pursuant to the Services Agreement.

                                   CUSTODIAN

          The Chase Manhattan Bank, 3 Chase Metro Tech Center, Brooklyn, NY 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

                            INDEPENDENT ACCOUNTANTS

          Price Waterhouse LLP, 160 Federal Street, Boston, MA 02110, serves as independent accountants for the Fund.

                                  DISTRIBUTOR

          UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, serves as the Funds' Distributor. Shares of the Fund are offered continuously. While the Distributer will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares.

          The Distributor received no compensation for its services directly or indirectly from the Preferred Stock Income Portfolio during the fiscal year ended October 31, 1997.

                           PERFORMANCE CALCULATIONS

PERFORMANCE

          The Portfolio may from time to time quote various performance figures to illustrate past performance.

          Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used to compute or express performance follows.

TOTAL RETURN

          The average annual total return of the Portfolio is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. The average annual total rates of return for the SAMI Preferred Stock Income Portfolio from inception and for the one and five year periods ended on the date of the Financial Statements included herein, are as follows:

                                                Since
                                              Inception
                                               Through
                  One Year    Five Years        Year
                    Ended       Ended           Ended
                   October    October 31,    October 31,   Inception
                  31, 1997        1997          1997         Date
                  --------    -----------    -----------   ---------
SAMI Preferred
Stock Income
Portfolio.......    7.73%        5.32%           5.28%      6/23/92

     These figures were calculated according to the following formula:

     P(1 + T)/n/ = ERV

where:

     P     =  a hypothetical initial payment of $1,000
     T     =  average annual total return
     n     =  number of years
     ERV   =  ending redeemable value of a hypothetical $1,000
              payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).
YIELD

          Current yield reflects the income per share earned by the Portfolio's investment.

          The current yield of the Portfolio is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the SAMI Preferred Stock Income Portfolio for the 30-day period ended October 31, 1997 was 5.28%.

     This figure was obtained using the following formula:

     Yield = 2[(a - b + 1)/6/-1]
                -----
                 cd
where:
     a    =  dividends and interest earned during the period
     b    =  expenses accrued for the period (net of reimbursements)
     c    =  the average daily number of shares outstanding during the period that were entitled to receive income distributions
     d    =  the maximum offering price per share on the last day of the period.

TAXABLE EQUIVALENT YIELD

          In addition to its standardized performance quotations, the SAMI Preferred Stock Income Portfolio may from time to time quote a non-standardized performance figure for taxable equivalent yield. Taxable equivalent yield represents the return that a corporate tax-paying investor qualifying for the 70% dividends received deduction would need to earn on a fully taxable investment in order to achieve an equivalent after-tax yield during a specified time period. For the twelve months ended October 31, 1997, the SAMI Preferred Stock Income Portfolio's taxable equivalent yield was 10.44%. This figure was calculated using the following formula:

A Given Quarter = [(DI x (1 - CT x DRD)/(1  CT + (IE) + Net Realized and Unrealized Capital Gains ]
                  ---------------------------------------------------------------------------------
                     Average Net Assets During Quarter

Taxable Equivalent Yield = [(Q1 + 1) x (Q2 + 1) x (Q3 + 1) x (Q4 + 1)] -- 1

where:
          DI    =  dividend income from domestic equity securities subject to the dividends received deduction for qualifying investors,
          CT    =  corporate income tax rate,
          DRD   =  dividends received deduction,
          I     =  interest and dividend income not subject to the dividends received deduction,
          E     =  expenses and fees incurred during the period,
          Q1    =  1st Quarter,
          Q2    =  2nd Quarter,
          Q3    =  3rd Quarter, and
          Q4    =  4th Quarter.

          The formula used to derive taxable equivalent yield is in accordance with the acceptable methods set forth by the Association of Investment Management and Research ("AIMR").

COMPARISONS

          To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

          In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its performance. In addition, there can be no assurance that a Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

          The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be addressed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. The Board of Directors has classified additional classes of shares in the Portfolio, known as Institutional Service Shares and Advisor shares. As of the date of this Statement of Additional Information, no Institutional Service Shares or Advisor shares of this Portfolio have been offered by the Fund.

          The shares of the Portfolio of the Fund, when issued and paid for as provided for in its Prospectus, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

          The Fund's policy is to distribute substantially all of a Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in each Prospectus). The amounts of any income dividends or capital gains distributions cannot be predicted.

          Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in each Prospectus.

          As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

          Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

          In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies.

          The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

          The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.


                              FINANCIAL STATEMENTS

          The Financial Statements (including notes thereto) of the SAMI Preferred Stock Income Portfolio for the fiscal period ended October 31, 1997, which appear in the Portfolio's 1997 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are attached to this Statement of Additional Information.

              APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS


I.   DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Service, Inc. Corporate Bond Ratings:

     Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Services Corporate Bond Ratings:

     AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

     A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C -- The rating C is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

     S&P's letter ratings may be modified by the addition of a plus or minus sign, which is used to show relative standing within the major rating categories except in the AAA, CC, C, CI and D categories.

II.  DESCRIPTION OF U.S. GOVERNMENT SECURITIES

     The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government and by various instrumentalities which have been established or sponsored by the United States Government.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

     In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed, to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III.  DESCRIPTION OF COMMERCIAL PAPER

     The Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.

     Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a issuer; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV.  DESCRIPTION OF BANK OBLIGATIONS

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

                           APPENDIX B - COMPARISONS

     (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

     (c) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     (d) Wilshire 5000 Equity index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

     (e) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

     (f) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe. Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

     (g) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

     (h) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     (i) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     (j) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better. U.S. Treasury/agency issues and mortgage pass through securities.

     (k) Salomon 1-3 Year Treasury Index -- The Salomon 1-3 Year Treasury Index includes only U.S. Treasury Notes and Bonds with maturities one year or greater and less than three years.

     (l) Lehman Brothers Long-Term Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

     (m) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (n) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

     (o) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

     (p) Composite indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

     (q) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

     (r) Mutual Fund Source Book, published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

     (s) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     (t) Consumer Price Index (or cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     (u) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

     (v) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

     (w) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan Companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers, Inc. and Bloomberg L.P.

                                     PART B

                                UAM FUNDS, INC.

                               SIRACH PORTFOLIOS
                               -----------------

            STATEMENT OF ADDITIONAL INFORMATION - January 22, 1998

          This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the Sirach Portfolios' Institutional Class Shares dated January 22, 1998 and the Prospectus relating to the Sirach Strategic Balanced, Growth, Special Equity, Equity and Bond Portfolios' Institutional Service Class Shares (the "Service Class Shares") dated January 22, 1998. To obtain a Prospectus, please call the UAM Funds Service Center at: 1-800-638-7983.

                               TABLE OF CONTENTS

                                                     Page
                                                     ----
INVESTMENT OBJECTIVES AND POLICIES............................................ 2

PURCHASE AND REDEMPTION OF SHARES............................................. 8

VALUATION OF SHARES........................................................... 9

SHAREHOLDER SERVICES..........................................................10

INVESTMENT LIMITATIONS........................................................11

MANAGEMENT OF THE FUND........................................................14

INVESTMENT ADVISER............................................................18

SERVICE AND DISTRIBUTION PLANS................................................20

PORTFOLIO TRANSACTIONS........................................................24

ADMINISTRATIVE SERVICES.......................................................25

CUSTODIAN.....................................................................28

INDEPENDENT ACCOUNTANTS.......................................................28

DISTRIBUTOR...................................................................28

PERFORMANCE CALCULATIONS......................................................29

GENERAL INFORMATION...........................................................32

FINANCIAL STATEMENTS..........................................................34

APPENDIX A - DESCRIPTION OF SECURITIES AND RATINGS...........................A-1

APPENDIX B - COMPARISONS.....................................................B-1

                      INVESTMENT OBJECTIVES AND POLICIES

          The following policies supplement the investment objectives and policies of the Sirach Strategic Balanced, Growth, Special Equity, Equity and Bond Portfolios (the "Portfolios") as set forth in the Sirach Portfolios' Prospectuses.

LENDING OF SECURITIES

          The Portfolios may lend their investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with a Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). A Portfolio will not loan securities to the extent that greater than one-third of its assets (including the value of the collateral for the loan) at fair market value would be committed to loans. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed above.

SHORT-TERM INVESTMENTS

          In order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, each Portfolio may invest a portion of its assets in the short-term investments described below:

          (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% (15% of the Bond Portfolio) of the total assets of a Portfolio.

          Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

          Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by each Portfolio;

          (2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, determined by the Adviser to be of comparable quality;

          (3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

          (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

          (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

          (6)  Repurchase agreements collateralized by securities listed above.

FUTURES CONTRACTS

          The Sirach Bond and Strategic Balanced Portfolios may enter into futures contracts, options, and interest rate futures contracts for the purposes of remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

          Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

          Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

          After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios expect to earn interest income on their margin deposits.

          Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The Portfolios intend to use futures contracts only for hedging purposes.

          Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of a Portfolio. The Portfolios will only sell futures contracts to protect securities they own against price declines or purchase contracts to protect against an increase in the price of securities they intend to purchase. As evidence of this hedging interest, each Portfolio expects that approximately 75% of its futures contracts purchases will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

          Although techniques other than the sale and purchase of futures contracts could be used to control each Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

          The Sirach Bond and Strategic Balanced Portfolios each will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, neither Portfolio will enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

          The Portfolios will minimize the risk that they will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Portfolio has insufficient cash, it may have to sell Portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Portfolio's ability to effectively hedge.

          The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contracts would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of a Portfolio is engaged in only for hedging purposes, the Adviser does not believe that such Portfolio is subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

          Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that a Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

          Except for transactions each Portfolio has identified as hedging transactions, each Portfolio is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

          In order for a Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income: i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

          Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised on the nature of the payments.

PORTFOLIO TURNOVER

          The portfolio turnover rates described in the Prospectuses are calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities. The calculation excludes all securities, including options, whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. See "Financial Highlights" in the Prospectus for the historical portfolio turnover rates with respect to the Sirach Strategic Balanced, Sirach Growth, Sirach Special Equity and Sirach Equity Portfolios.

                       PURCHASE AND REDEMPTION OF SHARES

          Both classes of shares of the Portfolios may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's custodian. The minimum initial investment required is $2,500 with certain exceptions as may be determined from time to time by officers of the Fund.
Other investment minimums are: initial IRA investment, $500; initial spousal IRA investment, $250; minimum additional investment for all accounts, $100. An order received in proper form prior to the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern Time) will be executed at the price computed on the date of receipt; and an order received not in proper form or after the close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; Christmas Day; New Year's Day and Dr. Martin Luther King, Jr. Day.

          Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase and exchange orders when in the judgment of management such rejection is in the best interest of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

          Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares," and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

          No charge is made by the Portfolios for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolios.

          Signature Guarantees -- To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required for (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address, or (2) share transfer requests.

          Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Fund's transfer agent. Broker dealers guaranteeing signatures must be a number of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

          The signature guarantee must appear either (1) on the written request for redemption, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              VALUATION OF SHARES

          Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

          Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

          The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                              SHAREHOLDER SERVICES

          The following supplements the shareholder services information set forth in the Portfolios' Prospectuses.

EXCHANGE PRIVILEGE

          Institutional Class Shares of each Sirach Portfolio may be exchanged for Institutional Class Shares of the other Sirach Portfolios and Service Class Shares of each Sirach Portfolio may be exchanged for Service Class Shares of the other Sirach Portfolios. In addition, Institutional Class Shares of each Sirach Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of the Sirach Portfolios -- Institutional Class Shares Prospectus.) Service Class Shares of each Sirach Portfolio may be exchanged for any other Service Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (For those Portfolios currently offering Service Class Shares, please call the UAM Funds Service Center.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in a shareholder's state of residence.

          Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives and policies of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

          Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder, and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the Exchange will be processed on the next business day. Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges are subject to limitations as to amounts and frequency and to other restrictions established by the Fund's Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

          For federal income tax purposes, an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

          Shareholders may transfer shares to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Purchase and Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                            INVESTMENT LIMITATIONS

          The following limitations supplement those set forth in the Prospectuses. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment limitations.

          Each Portfolio is subject to the following limitations which are fundamental policies and may not be changed without the approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. Each Portfolio will not:

          (1) invest in physical commodities or contracts on physical commodities;

          (2) purchase or sell real estate or real estate limited partnerships, although it may purchase or sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

          (3) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

          (4) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof);

          (5) borrow money, except (i) from banks and as a temporary measure for extraordinary or emergency purposes or (ii) except in connection with reverse repurchase agreements provided that (i) and (ii) in combination do not exceed 33-1/3% of the Portfolios' total assets (10% for the Sirach Special Equity Portfolio) (including the amount borrowed) less liabilities (exclusive of borrowings);

          (6) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of a Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or instruments issued by U.S. banks when a Portfolio adopts a temporary defensive position;

          (7) make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies, or entering into repurchase agreements, subject to the limitation described in (d) below and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;


          (8)    underwrite the securities of other issuers; and

          (9) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering repurchase transactions;

     The following limitations are fundamental policies of the Sirach Special Equity Portfolio and non-fundamental policies of the Sirach Strategic Balanced, Sirach Growth, Sirach Equity and Sirach Bond Portfolios. Each of the Portfolios will not:

                 (a)   purchase on margin or sell short;

                 (b) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment advisor owning more than 1/2 of

                       1% of such securities together own more than 5% of such securities;

                 (c) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value;

                 (d) invest more than an aggregate of 10% of the net assets of the Portfolio (15% for the Sirach Strategic Balanced, Sirach Growth, Sirach Equity and Sirach Bond Portfolios), determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days; and

                 (e) invest for the purpose of exercising control over management of any company.


                            MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

          The officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its officers. The following is a list of the Directors and officers of the Fund, their addresses and dates of birth, and a brief statement of their present positions and principal occupations during the past five years.

John T. Bennett, Jr.      Director of the Fund; President of Squam Investment
College Road -- RFD 3     Management Company, Inc. and Great Island Investment
Meredith, NH 03253        Company, Inc.; President of Bennett Management Company
1/26/29                   from 1988 to 1993.

Nancy J. Dunn             Director of the Fund; Vice President for Finance and
10 Garden Street          Administration and Treasurer of Radcliffe College
Cambridge, MA 02138       since 1991.
8/14/51

Philip D. English         Director of the Fund; President and Chief Executive
16 West Madison Street    Officer of Broventure Company, Inc.; Chairman of the
Baltimore, MD 21201       Board of Chektec Corporation and Cyber Scientific,
8/5/48                    Inc.

William A. Humenuk        Director of the Fund; Partner in the Philadelphia
4000 Bell Atlantic Tower  office of the law firm Dechert Price & Rhoads;
1717 Arch Street          Director, Hofler Corp.
Philadelphia, PA 19103
4/21/42

Norton H. Reamer*         Director, President and Chairman of the Fund;
One International Place   President, Chief Executive Officer and a Director of
Boston, MA 02110          United Asset Management Corporation; Director, Partner
3/21/35                   or Trustee of each of the Investment Companies of the
                          Eaton Vance Group of Mutual Funds.

Charles H. Salisbury,     Director; Executive Vice President of United Asset
Jr.*                      Management Corporation; formerly an Executive Officer
One International Place   and Director of T. Rowe Price and President and Chief
Boston, MA  02111         Investment Officer of T. Rowe Price Trust Company.
8/24/40

Peter M. Whitman, Jr.*    Director of the Fund; President and Chief Investment
One Financial Center      Officer of Dewey Square Investors Corporation since
Boston, MA 02111          1988; Director and Chief Executive Officer of H.T.
7/1/43                    Investors, Inc., formerly a subsidiary of Dewey
                          Square.

William H. Park           Vice President of the Fund; Executive Vice President
One International Place   and Chief Financial Officer of United Asset Management
Boston, MA 02110          Corporation.
9/19/47

Gary L. French            Treasurer of the Fund; President of UAM Fund Services,
211 Congress Street       Inc. and UAM Fund Distributors, Inc.; Vice President
Boston, MA 02110          of Operations, Development and Control of Fidelity
7/4/51                    Investments in 1995; Treasurer of the Fidelity Group
                          of Mutual Funds from 1991 to 1995.

Robert R. Flaherty        Assistant Treasurer of the Fund; Vice President of UAM
211 Congress Street       Fund Services, Inc.; former Manager of Fund
Boston, MA 02110          Administration and Compliance of Chase Global Fund
9/18/63                   Services Company from 1995 to 1996; Senior Manager of
                          Deloitte & Touche LLP from 1985 to 1995.

Gordon M. Shone           Assistant Treasurer of the Fund; Vice President of
73 Tremont Street         Fund Administration and Compliance of Chase Global
Boston, MA  02108         Funds Services Company; formerly Senior Audit Manager
7/30/56                   of Coopers & Lybrand LLP from 1983 to 1993.

Michael DeFao             Secretary of the Fund, Vice President and General
211 Congress Street       Counsel of UAM Fund Services, Inc. and UAM Fund
Boston, MA 02110          Distributors, Inc., Associate Attorney of Ropes & Gray
2/28/68                   (a law firm) from 1993 to 1995.

Karl O. Hartmann          Assistant Secretary of the Fund; Senior Vice President
73 Tremont Street         and General Counsel of Chase Global Funds Services
Boston, MA 02108          Company.
3/7/55

------------------

* Messrs. Reamer, Salisbury and Whitman are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

          As of December 24, 1997, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

          The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $6,300 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator or CGFSC and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund and UAM Funds Trust (collectively the "Fund Complex") in the fiscal year ended October 31, 1997.

                                            Pension or
                                            Retirement                 Total
                                            Benefits    Estimated   Compensation
                               Aggregate     Accrued      Annual        from
                             Compensation   as Part of   Benefits    Registrant
Name of Person,                  From          Fund        Upon         and
Position                      Registrant     Expenses   Retirement  Fund Complex
---------------------------  -------------  ----------  ----------  ------------
John T. Bennett, Jr.            $26,791          0           0         $32,750
  Director
Nancy J. Dunn                   $ 6,774          0           0         $ 8,300
  Director
Philip D. English               $26,791          0           0         $32,750
  Director
William A. Humenuk              $26,791          0           0         $32,750
  Director

PRINCIPAL HOLDERS OF SECURITIES

          As of December 24, 1997, the following persons or organizations held of record or beneficially 5% or more of the shares of a Portfolio, as noted.


          Sirach Strategic Balanced Portfolio Institutional Class Shares: South Bay Hotel Employees & Restaurant Employees Pension Plan, c/o United Administrative Services, P.O. Box 5057, San Jose, CA, 8.9%; Alaska Bricklayers Retirement Plan, 407 Denali Street, Anchorage, AK, 8.4%; Hartnat & Co., VECO, P.O. Box 92800, Rochester, NY, 8.0%*; National Bank of Alaska, FBO Flight Crew Members Employed by Markair Retirement Plan, P.O. Box 100600, Anchorage, AK, 5.7%* and Montgomery Purdue Blankinship & Austin Money Purchase Pension Plan, 701 Fifth Avenue, Seattle, WA, 5.1%.

          Sirach Strategic Balanced Portfolio Institutional Service Class
Shares: Fleet National Bank, FBO Crystal Tissue, 401k Profit Sharing Plan, P.O. Box 92800, Rochester, NY, 86%.

          Sirach Growth Portfolio Institutional Class Shares: Hartnat & Co., VECO, P.O. Box 92800, Rochester, NY, 13.0%*; BOB & Co., c/o Bank of Boston, P.O. Box 1809, Boston, MA, 9.7%; Foundation of the University of Medicine & Dentistry of New Jersey, University Heights, 30 Bergan Street, Newark, NJ, 8.8%; So. Alaska Defined Contribution Pension Plan, P.O. Box 241266, Anchorage, AK, 8.2%; Setru & Co./Tractor & Equipment 401K Savings Plan, P.O. Box 30918, Billings, MT, 7.5%; H.D. Bader & Co., No. S, c/o Foley & Lardner, 777 East Wisconsin Avenue, #3500, Milwaukee, WI, 5.8% and H.D. Bader & Co., No. E, c/o Foley & Lardner, 777 East Wisconsin Avenue, #3500, Milwaukee, WI, 5.2%.

          Sirach Growth Portfolio Institutional Service Class Shares: Hartnat & Co., HOAG Memorial Hospital, P.O. Box 92800, Rochester, NY, 30%; Fleet National Bank, TTEE, HOAG Memorial, Conservative Collective, P.O. Box 92800, Rochester, NY, 15%; Fleet National Bank, FBO Laidlaw Allied, P.O. Box 92800, Rochester, NY, 15% and Hartnat & Co., HOAG Memorial Hospital, Aggressive Collective, P.O. Box 92800, Rochester, NY, 13%.

          Sirach Special Equity Portfolio Institutional Class Shares: Pitt & Co/Northrup Grummam, Attn: Russ Stamey, BT Services Tennessee, Inc., 648 Grassmere Park Rd., Nashville, TN, 9.0%; Bank of New York, Two Union Square, Automotive Machinists AC 01133665, 601 Union Street, Suite 520, Seattle, WA, 5.6% and Northern Trust Company, FBO Alabama Pact-Sirach Capital Management 191, P.O. Box 92956, Chicago, IL, 5.4%.

          Sirach Special Equity Portfolio Institutional Service Class Shares:
Fleet National Bank TRSTE, FBO Cherokee Nation, P.O. Box 92800, Rochester, NY, 85% and Fleet National Bank TTEE, FBO Crystal Tissue Sirach Special Equity, P.O. Box 92800, Rochester, NY, 14%.

          Sirach Equity Portfolio Institutional Class Shares: UMBSC & Co., FBO Interstate Brands Conservative Growth, P.O. Box 419260, Kansas City, MO, 20.7%; U.S. Bank of Washington NA, Trustee, FBO Lane Powell Spears Lubersky, c/o Trust Mutual Funds, P.O. Box 3168, Seattle, WA, 16.5%; Lutsey Family Foundation Inc., P.O. Box 22074, Green Bay, WI, 12.5%; UMBSC & Co., FBO Interstate Brands Aggressive Growth, P.O. Box 419260, Kansas City, MO, 11.0%; US National Bank of Oregon TTEE, Icicle Seafoods Inc. ESOP, Attn: Trust Mutual Funds PL 6, P.O. Box 3168, Portland, OR, 10.7% and UMBSC & Co., FBO Interstate Brands Moderate Growth, P.O. Box 419260, Kansas City, MO 9.9%.

          Sirach Fixed Income Portfolio Institutional Class Shares: Charles Schwab & Co., Inc., Reinvestment Account, Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA, 100%.

          Sirach Bond Portfolio Institutional Class Shares: UMBSC & Co, FBO Interstate Bonds Conservative Growth, P.O. Box 419260, Kansas City, MO 45.6%; BNY Western Trust Company, Seattle Here Health Trust, 601 Union Street, Seattle, WA, 8.1%; UMBSC & Co., FBO Interstate Brands Moderate Growth, P.O. Box 419260, Kansas City, MO, 6.5% and Hartnet & Co., VECO, P.O. Box 92800, Rochester, NY, 5.3%.

          Sirach Bond Portfolio Institutional Service Class: Wilmington Trust Co. TTEE, FBO Catholic Healthcare West Med, ATTN: Mutual Funds, 1100 North Market Street, Wilmington, DE, 100.0%.

------------------

* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

          The persons or organizations listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

                               INVESTMENT ADVISER

CONTROL OF ADVISER

          Sirach Capital Management, Inc. (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophies and approaches. Each UAM

Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

SERVICES PERFORMED BY ADVISER

          Pursuant to Investment Advisory Agreements ("Agreements") between the Fund and the Adviser, the Adviser has agreed to manage the investment and reinvestment of the Portfolios' assets, to continuously review, supervise and administer the Portfolios' investment program, and to determine in its discretion the securities to be purchased or sold and the portion of such Portfolios' assets to be held uninvested.

          In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Agreements, (ii) reckless disregard by the Adviser of its obligations and duties under the Agreements, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Agreements.

          Unless sooner terminated, the Agreements shall continue for periods of one year so long as such continuance is specifically approved at least annually
(a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to the Agreements or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolios. The Agreements may be terminated at any time by a Portfolio, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of a Portfolio on 60 days' written notice to the Adviser. The Agreements may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. The Agreements will automatically and immediately terminate in the event of their assignment.

PHILOSOPHY AND STYLE

          The Adviser specializes in identifying and investing in growth-oriented securities which have demonstrated strong earnings acceleration and what the Adviser judges to be strong relative price strength and value. The Adviser emphasizes disciplined security selection in all asset classes. As equity analysts, the Adviser monitors a large list of companies which have passed an initial screening process. The Adviser's investment objective is to identify the point at which a good company is becoming a good investment, purchase the stock at a fair value, and then to identify when that good investment period is coming to an end. To achieve the objective of identifying good investments, the Adviser uses a disciplined equity selection process that is built on a number of buying tests. To identify when a good investment period is changing, the Adviser uses disciplined selling tests. Capital protection is an integral part of the Adviser's investment management objective.

          In managing fixed income portfolios, the Adviser regularly assesses monetary policy, inflation expectations, economic trends and capital market flows and then establishes a duration target and maturity structure. Sector weightings are determined by business cycle analysis, relative valuation and expected interest rate volatility. The Adviser also screens for mispriced securities emphasizing both incremental yield and potential price performance. Before any security is purchased, a thorough credit and fundamental analysis is done.

REPRESENTATIVE INSTITUTIONAL CLIENTS

          As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included Boeing, Honda of America and United Technologies.

          In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES

          As compensation for services rendered by the Adviser under the Portfolios' Investment Advisory Agreements, each Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to the Portfolios' average daily net assets for the month:

                                                          Rate
     Sirach Strategic Balanced Portfolio .............    0.65%
     Sirach Growth Portfolio .........................    0.65%
     Sirach Special Equity Portfolio .................    0.70%
     Sirach Equity Portfolio .........................    0.65%
     Sirach Bond Portfolio ...........................    0.35%

          For the years ended October 31, 1995, 1996 and 1997, the Sirach Special Equity Portfolio paid advisory fees of approximately $3,571,000, $3,404,812 and $2,768,336, respectively, to the Adviser. For the years ended October 31, 1995, 1996 and 1997, the Sirach Strategic Balanced Portfolio paid advisory fees of approximately $617,000, $578,683 and $550,068, respectively. For the years ended October 31, 1995, 1996 and 1997, the Sirach Growth Portfolio paid advisory fees of approximately $595,000, $793,566 and $981,338, respectively. During the period from July 1, 1996 (initial offering) to October 31, 1996 and for the fiscal year ended October 31, 1997, the Sirach Equity Portfolio paid advisory fees of $0 and $18,699, respectively. During the period from July 1, 1996 to October 31, 1996 and during the year ended October 31, 1997, the Adviser voluntarily waived advisory fees of approximately $4,898 and $82,349, respectively, for the Sirach Equity Portfolio.

                        SERVICE AND DISTRIBUTION PLANS

          As stated in the Portfolios' Service Class Shares Prospectus, UAM Fund Distributors, Inc. (the "Distributor") may enter into agreements with broker-dealers and other financial institutions ("Service Agents"), pursuant to which they will provide administrative support services to Service Class shareholders who are their customers ("Customers") in consideration of the Fund's payment of
0.25 of 1% (on an annualized basis) of the average daily net asset value of the Service Class Shares held by the Service Agent for the benefit of its Customers. Such services include:

          (a) acting as the sole shareholder of record and nominee for beneficial owners;

          (b) maintaining account record for such beneficial owners of the Fund's shares;

          (c)   opening and closing accounts;

          (d) answering questions and handling correspondence from shareholders about their accounts;

          (e) processing shareholder orders to purchase, redeem and exchange shares;

          (f) handling the transmission of funds representing the purchase price or redemption proceeds;

          (g) issuing confirmations for transactions in the Fund's shares by shareholders;

          (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

          (i) assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts;

          (j) providing account maintenance and accounting support for all transactions; and

          (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder service must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

          Each agreement with a Service Agent is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Directors. Pursuant to the Service Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made. In addition, arrangements with Service Agents must be approved annually by a majority of the Fund's Directors, including a majority of the Directors who are not "interested persons" of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

          The Board of Directors has approved the arrangements with Service Agents based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Agents must be approved by a majority of the Fund's Board of Directors (including a majority of the disinterested Directors). The Shareholder Services Plan may be terminated at any time by vote of a majority of the Directors of the Fund who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan or, at the discretion of the Board of Directors of the Fund, by vote of a majority of the outstanding voting securities of the Fund. So long as the arrangements with Service Agents are in effect, the selection and nomination of the members of the Fund's Board of

Directors who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such non-interested Directors.

          During the fiscal year ended October 31, 1997, the Sirach Portfolios' Service Classes paid Service Agents fees for services provided pursuant to the Service Plan on behalf of the Sirach Strategic Balanced Portfolio, Sirach Growth Portfolio and Sirach Special Equity Portfolio in the amounts of $605, $56,537 and $4,984, respectively.

          Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class Shares.

          The Distribution Plan permits the Service Class Shares, pursuant to the Distribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, advertising the availability of services and products; designing materials to send to customers and developing methods of making such materials accessible to customers; providing information about the product needs of customers; providing facilities to solicit Fund sales and to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence from prospective investors, including requests for sales literature, prospectuses and statements of additional information; displaying and making sales literature and prospectuses available; acting as liaison between shareholders and the Fund, including obtaining information from the Fund and providing performance and other information about the Fund. In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

          The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' average daily net assets for the year. The Fund's Board of Directors may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such Class, the Board of Directors has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, currently cannot exceed 0.50% of the average daily net assets represented the Service Class. While the current fee which will be payable under the Service Plan has been set at 0.25%, the Plan permits a full 0.75% on all assets to be paid at any time following appropriate Board approval.

          All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

          The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans, the Distribution Agreement and the related agreements must be approved annually by the Board of Directors in the same manner, as specified above.

          Each year the Directors must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to a Class may be terminated at any time without penalty by a majority of those Directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Directors who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Directors including a majority of the Directors of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of Directors who are not "interested persons" of the Fund must be effected by the Directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review. The NASD has adopted amendments to its Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.


                             PORTFOLIO TRANSACTIONS

          The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and direct the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended October 31, 1995, 1996 and 1997, the Portfolios paid brokerage commissions as follows.

                      1995      1996         1997
                    --------  --------     --------

Sirach Equity       N/A       $  2,786     $ 41,994
Sirach Growth       $224,521  $329,607     $377,150
Sirach Special
  Equity            $816,198  $651,694     $489,884
Sirach Strategic
  Balanced          $135,748  $128,066     $120,042

          Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Portfolios and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES

          The Board of Directors of the Fund approved a Fund Administration Agreement effective April 15, 1996 ("Fund Administration Agreement") between UAM Fund Services, Inc., a wholly owned subsidiary of UAM, and the Fund. Pursuant to the terms of the Fund Administration Agreement, UAMFSI manages, adminsiters and conducts the general business activities of the Fund other than those which have been contracted to other third parties by the Fund. Additionally, UAMFSI has agreed to provide transfer agency services to the Portfolios pursuant to the terms of the Agreement.

          UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Fund Service Agreement between UAMFSI and CGFSC (collectively, with the Fund Administration Agreement between UAMFSI and the Fund, the "Agreements").

          Pursuant to the terms of the Agreements, each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following portfolio-specific fees are calculated from the aggregate net assets of each
Portfolio:

                                                       Annual Rate
          Strategic Balanced Portfolio                       0.06%
          Growth Portfolio                                   0.04%
          Special Equity Portfolio                           0.04%
          Equity Portfolio                                   0.04%
          Bond Portfolio                                     0.04%

          CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

          0.19 of 1% of the first $200 million of combined UAM Fund net assets;

          0.11 of 1% of the next $800 million of combined UAM Fund net assets;

          .07 of 1% of combined UAM net Fund assets in excess of $1 billion but less than $3 billion;

          0.05 of 1% of combined UAM Fund assets in excess of $3 billion.

          Fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years.
If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

          Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for the period prior to April 15, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.

          During the fiscal years ended October 31, 1995, 1996 and 1997, Administrative Services paid by Sirach Equity Growth, Special Equity and Strategic Balanced were as follows:

                          1995               1996                             1997
                    ----------  -----------------                -----------------

                                 Paid to  Paid to                 Paid to  Paid to
                    Total Paid   CGFSC    UAMFSI    Total Paid    CGFSC    UAMFSI    Total Paid
                    ----------   -----    ------     ---------    -----    ------    ----------
Sirach Equity               --  $  9,168  $    286    $  9,454*  $ 47,783  $  6,234    $ 54,017

Sirach Growth         $111,000  $131,653  $ 27,651    $159,304   $149,705  $ 60,383    $210,088

Sirach Special        $605,000  $511,951  $105,982    $617,933   $386,035  $158,197    $544,232
 Equity

Sirach Strategic      $120,000  $106,742  $ 27,143    $133,885   $104,773  $ 50,769    $155,542
 Balanced

*    For the period 7/1/96 to 10/31/96.

          UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including taxes, interest, brokerage fees and commissions, if any, salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of UAMFSI, or the Fund's investment adviser or distributor, SEC fees and state Blue Sky fees, EDGAR filing fees, processing services and related fees, advisory and administration fees, charges and expenses of pricing and data services, independent public accountants and custodians, insurance premiums including fidelity bond premiums, outside legal expenses, costs of maintenance of corporate existence, typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund, printing and production costs of shareholders' reports and corporate meetings, cost and expenses of Fund stationery and forms, costs of special telephone and data lines and devices, trade association dues and expenses, and any extraordinary expenses and other customary Fund expenses.

          Unless sooner terminated, the Fund Administration Agreement shall continue in effect from year to year provided such continuance is specifically approved at least annually by the Board. The Fund Administration Agreement is terminable, without penalty, by the Board or by UAMFSI, on not less than ninety
(90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

          UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. The compensation of such person or persons for such employment shall be paid by UAMFSI and no obligation will be incurred by or on behalf of the Fund in such respect.

          Effective February 28, 1997, the Fund entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the Portfolios in the accounts for which it provides services. During the fiscal year ended October 31, 1997, the Sirach Strategic Balanced, Growth, Special Equity and Equity Portfolios, paid the Service Provider $17,597, $45,314, $18,000, $0 and $1,874, respectively, in fees pursuant to the Services Agreement.


                                   CUSTODIAN

          The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

                           INDEPENDENT ACCOUNTANTS

          Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountants for the Fund.

                                  DISTRIBUTOR

          UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, serves as the Funds distributor. Shares of the Fund are offered continuously. While the Distributor will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares.

          The Distributor received no compensation for its services directly or indirectly from each of the Sirach Portfolios during the fiscal year ended October 31, 1997.

                                 PERFORMANCE CALCULATIONS

PERFORMANCE

          The Fund may from time to time quote various performance figures to illustrate past performance of each class of the Fund's Portfolios.

          Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by each class of the Fund be accompanied by certain standardized performance information computed as required by the Commission. Total return quotations used by each class of the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by each class of the Fund to compute or express performance follows.

TOTAL RETURN

          The average annual total return is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. Since Service Class Shares of the Sirach Strategic Balanced, Growth, Special Equity, Equity and Bond Portfolios bear additional service and distribution expenses, the average annual total return of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.


          The average annual total rates of return of the Institutional and Service Classes of the Portfolios are as follows:

                                                            Since
                                                          Inception
                                                           Through
                               One Year    Five Years       Year
                                Ended         Ended         Ended
                             October 31,   October 31,   October 31,   Inception
                                 1997         1997          1997         Date
                                 ----         ----          ----         ----
Sirach Special Equity
  Portfolio Institutional        8.11%       16.04%        15.68%       10/2/89
  Class Shares
Sirach Growth Portfolio
  Institutional Class Shares    30.86%          --         17.70%       12/1/93
Sirach Strategic Balanced
  Portfolio Institutional
  Class Shares                  20.78%          --         12.50%       12/1/93
Sirach Equity Portfolio
  Institutional Class Shares    28.34%          --         29.25%        7/1/96
Sirach Special Equity
  Portfolio Service Class        7.91%          --         10.36%       3/22/96
  Shares
Sirach Growth Portfolio
  Service Class Shares          30.53%         N/A         25.04%       3/22/96
Sirach Strategic Balanced
  Service Class Shares             --           --         12.57%        3/7/97

          These figures are calculated according to the following formula:

          P(1 + T)/n/= ERV

where:

          P    =   a hypothetical initial payment of $1,000
          T    =   average annual total return
          n    =   number of years
          ERV  =   ending redeemable value of a hypothetical
               $1,000 payment made at the beginning of the
---------------
               1, 5, or 10 year periods at the end of the
---------------
               1, 5, or 10 year periods (or fractional portion
---------------
               thereof).
---------------

          Service Class Shares of the Sirach Equity and Bond Portfolios were not offered as of October 31, 1997. Accordingly, no total return figures are available.

YIELD

          Current yield reflects the income per share earned by a Portfolio's investments. The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Service Class Shares of the Portfolio bear additional service and distribution expenses, the Service Class Shares of the Portfolio bear additional service and distribution expenses, the yield of the Service Class Shares of the Portfolio will generally be lower than that of the Institutional Class Shares of the Portfolio.

          Yield is obtained using the following formula:

          Yield = 2[(a - b + 1)/6/ - 1]
                     -----
                      cd

where:
     a=   dividends and interest earned during the period
     b=   expenses accrued for the period (net of reimbursements)
     c= the average daily number of shares outstanding during the period that were entitled to receive income distributions
     d=   the maximum offering price per share on the last day of the period.

          Shares of the Sirach Bond Portfolio were not offered as of October 31, 1997. Accordingly, no yield figures are available.

COMPARISONS

          To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

          In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund's Portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.


                                 GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

          The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to UAM Funds, Inc. The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at the UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. The Directors of the Fund may create additional Portfolios and classes of shares at a future date.

          Each class of shares of a Portfolio, when issued and paid for as provided for in the Prospectuses, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Both Institutional Class and Service Class Shares represent interests in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures. The Board of Directors has authorized a third class of shares, Advisor Class Shares, which are not currently being offered by these Portfolios.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

          The Fund's policy is to distribute substantially all of a Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectuses). The amounts of any income dividends or capital gains distributions cannot be predicted.

          Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectuses.

          As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of a Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

          Each Portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

          In order for a Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies.

          Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

          The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.


                              FINANCIAL STATEMENTS

          The Financial Statements (including the notes thereto) of the Sirach Strategic Balanced, Sirach Growth, Sirach Special Equity and Sirach Equity Portfolios, which appear in the Portfolios' 1997 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are attached to this SAI.

               APPENDIX A - DESCRIPTION OF SECURITIES AND RATINGS

I.   DESCRIPTION OF RATINGS FOR CORPORATE BOND AND PREFERRED SECURITIES

Moody's Investors Service, Inc. Corporate Bond Ratings:

     Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Ratings Services Corporate Bond Ratings:

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC, CC - Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - The rating C is reserved for income bonds on which no interest is being paid.

     D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.


II.  DESCRIPTION OF U.S. GOVERNMENT SECURITIES

          The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government and by various instrumentalities which have been established or sponsored by the United States Government.

          U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

          In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed, to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

          Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing

Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.


III.  DESCRIPTION OF COMMERCIAL PAPER

          Each Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolios' investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

          Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assignment by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


IV.  DESCRIPTION OF BANK OBLIGATIONS

          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolios are also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

V.   DESCRIPTION OF FOREIGN INVESTMENTS

          Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Fund's Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

          As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

          Although the Fund will endeavor to achieve the most favorable execution costs in its Portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

          Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                            APPENDIX B - COMPARISONS


(a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

(c) Standard & Poor's Midcap 400 Index -- consists of 400 domestic stocks chosen for market size (medium market capitalization of $993 million as of February 1995), liquidity and industry group representation. It is a market-weighted index with each stock affecting the index in proportion to its market value.

(d) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

(e) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

(f) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

(g) Morgan Stanley Capital International EAFE Index and World Index-- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

(h) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

(i) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

(j) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

(k) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage passthrough securities.

(l) Salomon Brothers 3-Month Treasury Bill Index -- is a return equivalent of yield averages of the last three 3-Month Treasury Bill issues.

(m) Lehman Brothers Government/Corporate Index -- is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed.
     All returns are market value weighted inclusive of accrued income.

(n) Lehman Brothers Long-Term Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

(o) Lehman Brothers Intermediate Government/Corporate Index -- is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income .

(p) Lehman Brothers Aggregate Bond Index -- is a fixed income market value-weighted index that combines the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes fixed rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $100 million for U.S. Government issues and $25 million for others.

(q) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

(r) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

(s) Composite Indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange; 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index; 50% Standard & Poor's Stock Index and 50% Lehman Brothers Aggregate Bond Index; 50% Standard & Poor's 500 Stock Index and 50% Lehman Brothers Government/Corporate Index; 45% Standard and Poor's 500 Stock Index, 45% Lehman Brothers Aggregate Bond Index and 10% Salomon Brothers 3-Month Treasury Bill Index; and 45% Standard and Poor's 500 Stock Index, 45% Lehman Brothers Government/Corporate Index and 10% Salomon Brothers 3-Month Treasury Bill Index.

(t) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

(u) Mutual Fund Source Book, published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

(v) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc.,

     Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service-- publications that rate fund performance over specified time periods.

(w) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

(x) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

(y) Savings and Loan Historical Interest Rates -- as published in the U.S. Savings & Loan League Fact Book.

(z) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan Companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers, Inc. and Bloomberg L.P.

(aa) Russell 1000 Index - consists of the 1,000 largest securities in the Russell 3000 Index. This large capitalization (market-oriented) index represents the universe of stocks from which most active money managers typically select. The Russell 1000 is highly correlated with the S&P 500 Index.

(bb) Russell 1000 Growth Index - contains those Russell 1000 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividends and higher forecasted growth values than the Value universe.

(cc) Russell 1000 Value Index - contains those Russell 1000 securities with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit low price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth universe.

(dd) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

(ee) Russell 2000 Growth Index - contains those Russell 2000 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

(ff) Russell 2000 Value Index - contains those Russell 2000 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth universe.

(gg) Russell 2500 Index - consists of the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index, representing approximately 23% of the Russell 3000 total market capitalization. This index is a good measure of small to medium-small stock performance.

(hh) Russell 2500 Growth Index - contains those Russell 2500 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividends and higher forecasted growth values than the Value universe.

(ii) Russell 2500 Value Index - contains those Russell 2500 securities with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit low price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth universe.

(jj) Russell 3000 Index - composed of 3,000 large U.S. securities, as determined by total market capitalization. This index represents approximately 98% of the investable U.S. equity market. The largest security has a market capitalization of approximately $85 billion; the smallest is approximately $90 million.

                                    PART B

                                UAM FUNDS, INC.

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                         STERLING PARTNERS' PORTFOLIOS

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            STATEMENT OF ADDITIONAL INFORMATION -- January 22, 1998

     This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the Sterling Partners' Portfolios' Institutional Class Shares dated January 22, 1998 and the Prospectus for the Sterling Partners' Portfolios' Institutional Service Class Shares (the "Service Class Shares") dated January 22, 1998. To obtain a Prospectus, please call the UAM Funds Service Center: 1-800-638-7983.

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES.......................................    1

PURCHASE AND REDEMPTION OF SHARES........................................    9

VALUATION OF SHARES......................................................   11

SHAREHOLDER SERVICES.....................................................   11

INVESTMENT LIMITATIONS...................................................   13

MANAGEMENT OF THE FUND...................................................   14

INVESTMENT ADVISER.......................................................   18

SERVICE AND DISTRIBUTION PLANS...........................................   21

PORTFOLIO TRANSACTIONS...................................................   24

ADMINISTRATIVE SERVICES..................................................   25

CUSTODIAN................................................................   28

INDEPENDENT ACCOUNTANTS..................................................   28

DISTRIBUTOR..............................................................   28

PERFORMANCE CALCULATIONS.................................................   28

GENERAL INFORMATION......................................................   30

FINANCIAL STATEMENTS.....................................................   32

APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS......................  A-1

APPENDIX B - COMPARISONS.................................................  B-1

                      INVESTMENT OBJECTIVES AND POLICIES


          The following policies supplement the investment objectives and policies of the Sterling Partners' Equity, Sterling Partners' Balanced and Sterling Partners' Small Cap Value Portfolios (the "Sterling Partners' Portfolios") as set forth in the Sterling Partners' Prospectuses.

SHORT-TERM INVESTMENTS

          In order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Portfolios may invest a portion of their assets in the short-term investments described below:

     (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio.

          Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

          Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by each Portfolio;

     (2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, determined by the Adviser to be of comparable quality;

     (3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

     (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

     (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

     (6) Repurchase agreements collateralized by securities listed above.

FUTURES CONTRACTS

          In order to remain fully invested and to reduce transactions costs the Balanced Portfolio may invest in stock and bond futures and interest rate futures contracts, and the Equity and the Small Cap Value Portfolios may invest in stock futures and options. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

          Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

          Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

          Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. Each Portfolio intends to use futures contracts only for hedging purposes.

          Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of a Portfolio. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, each Portfolio expects that approximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

          Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

          A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

          A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell Portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

          The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contracts would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of each Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

          Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of Portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

          Except for transactions a Portfolio has identified as hedging transactions, the Portfolio is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of the year, as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

          In order for a Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from qualifying income: i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

          Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the payments.

OPTIONS

          The Portfolios may purchase and sell put and call options and write covered call and put options on futures contracts generally for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. For example, there are significant differences between the securities, futures and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when, and how to use options involves the exercise of skill and judgment by the Adviser, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

WRITING COVERED CALL AND PUT OPTIONS AND PURCHASING CALL AND PUT OPTIONS

          The Portfolios may write exchange-traded covered call and put options on or relating to specific securities in order to earn additional income or, in the case of a call written, to minimize or hedge against anticipated declines in the value of its portfolio securities. The Portfolios may write covered call options on their portfolio securities in order to earn additional income or to minimize or hedge against anticipated declines in the value of those securities. All call options written by a Portfolio are covered, which means that the Portfolio will own the securities subject to the option as long as the option is outstanding. All put options written by a Portfolio are covered, which means that the Portfolio has deposited with its custodian cash or liquid securities with a value at least equal to the exercise price of the option. Call and put options written by a Portfolio may also be covered to the extent that the Portfolio's liabilities under such options are offset by its rights under call or put options purchased by a Portfolio and call options written by a Portfolio may also be covered by depositing cash or securities with its custodian in the same manner as written puts are covered.

          Through the writing of a covered call option a Portfolio receives premium income but obligates itself to sell to the purchaser of such an option the particular security underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security during this period. Through the writing of a covered put option, a Portfolio receives premium income but obligates itself to purchase a particular security underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value during the option period.

          The Portfolio may, in accordance with their investment objectives, also write exchange-traded covered call and put options on stock indices. The Portfolios may write such options to generate additional income or as a hedging technique to minimize anticipated declines in the value of the Portfolios' securities. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.

          The Portfolios may also purchase exchange-traded call and put options with respect to securities and with respect also to stock indices that correlate with their particular portfolio securities. The Portfolios may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of portfolio securities. As the holder of a put option with respect to individual securities, a Portfolio has the right to sell the securities underlying the options and to receive a cash payment at the exercise price at any time during the option period. As the holder of a put option on an index, a Portfolio has the right to receive, upon exercise of the option, a cash payment equal to a multiple of any excess of the strike price specified by the option over the value of the index.

          The Portfolios may purchase call options on individual securities in order to take advantage of anticipated increases in the price of those securities by purchasing the right to acquire the securities underlying the option (or, with respect to options on indices, to receive income equal to the value of such index over the strike price). As the holder of a call option with respect to individual securities, a Portfolio obtains the right to purchase the underlying securities at the exercise price at any time during the option period. As the holder of a call option on a stock index, a Portfolio obtains the right to receive upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.

          The Portfolios may also write and purchase unlisted covered call and put options. Such options are not traded on an exchange and may not be as actively traded as listed securities, making the valuation of these securities more difficult. In addition, an unlisted option entails a risk not found in connection with listed options -- that the party on the other side of the option transaction will default. This may make it impossible to close out an unlisted option position in some cases, and profits may be lost thereby. Except as described below, such unlisted over-the-counter options will generally be considered illiquid securities. The Portfolios will engage in such transactions only with firms of sufficient credit to minimize these risks. Where a Portfolio has entered into agreements with primary dealers with respect to the unlisted options it has written, and such agreements would enable the Portfolio to have an absolute right to repurchase, at a pre-established formula price, the over-the-counter options written by it, the Portfolio will treat as illiquid only the amount equal to the formula price described above less the amount by which the option is "in the money."

          Option-related investment practices involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options -- the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above an amount equal to the exercise price plus the premium; writing covered put options -- the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or to make a cash settlement on a stock index at prices that may not reflect current market values; and purchasing put and call options -- possible loss of the entire premium paid.

          In addition, the effectiveness of hedging the Portfolios through the purchase or sale (writing)of stock index options will depend upon the extent to which price movements in the Portfolios' holdings being hedged correlate with price movements in the selected stock index. Perfect correlation may not be possible because the securities held or to be acquired by the Portfolios may not exactly match the composition of the stock index on which options are purchased or written.

PORTFOLIO TURNOVER

          The portfolio turnover rates described in the Prospectuses are calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities. The calculation excludes all securities, including options, whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. See "Financial Highlights" in the Prospectuses for the historical portfolio turnover rates with respect to each of the Portfolios.

                       PURCHASE AND REDEMPTION OF SHARES

          Both classes of shares of the Portfolios may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's custodian. The minimum initial investment required is $2,500 for the Sterling Partners' Portfolios Institutional Class Shares and $100,000 for the Sterling Partners' Portfolios Institutional Service Class Shares with certain exceptions as may be determined from time to time by officers of the Fund. Other investment minimums are: initial IRA investment, $500; initial spousal IRA investment, $250 minimum; additional investment for all accounts, $100. An order received in proper form prior to the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern Time) will be executed at the price computed on the date of receipt; and an order received not in proper form or after the close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, New Year's Day, and Dr. Martin Luther King, Jr. Day.

          Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and
(3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.


          Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that either the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "SEC" or the "Commission"), (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Portfolio. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares," and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

          No charge is made by any Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

          Signature Guarantees -- To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required for (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address, or (2) share transfer requests.

          Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Fund's transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

          The signature guarantee must appear either (1) on the written request for redemption, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.


                              VALUATION OF SHARES

          Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

          Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

          Securities purchased with remaining maturities of 60 days or less are valued at amortized cost using methods determined by the Board of Directors.


          The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                              SHAREHOLDER SERVICES

          The following supplements the information set forth under "Shareholder Services" in the Sterling Partners' Prospectuses.

EXCHANGE PRIVILEGE

          Institutional Class Shares of each Sterling Portfolio may be exchanged for Institutional Class Shares of the other Sterling Portfolios and Institutional Service Class Shares of each Sterling Portfolio may be exchanged for Institutional Service Class Shares of the other Sterling Portfolios. In addition, Institutional Class Shares of each Sterling Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of the Sterling Portfolios -- Institutional Class Shares Prospectus.) Service Class Shares of each Sterling Portfolio may be exchanged for any other Service Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (For those Portfolios currently offering Service Class Shares, please call the UAM Funds Service Center.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

          Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

          Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after this time will be processed on the next business day. Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

          For federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

          Shareholders may transfer shares to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Purchase and Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.


                             INVESTMENT LIMITATIONS

          Each Sterling Partners' Portfolio is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment limitations. Each Sterling Partners' Portfolio will not:

          (1)  invest in commodities;

          (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

          (3) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from
               (i) making any permitted borrowings, mortgages or pledges, or
               (ii) entering into options, futures or repurchase transactions;

          (4)  purchase on margin or sell short;

          (5) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

          (6) underwrite the securities of other issuers or invest more than an aggregate of 10% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

          (7) invest for the purpose of exercising control over management of any company;

          (8) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a temporary defensive position; and

          (9) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

          The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund, their addresses and dates of birth, and a brief statement of their present positions and principal occupations during the past five years.

John T. Bennett, Jr.          Director of the Fund, President of
College Road-RFD 3            Squam Investment Management Company,
Meredith, NC  03253           Inc. and Great Island Investment
1/26/29                       Company, Inc.; President of Bennett
                              Management Company from 1988 to 1993.

Nancy J. Dunn                 Director of the Fund; Vice President
10 Garden Street              For Finance and Administration and
Cambridge, MA  02138          Treasurer of Radcliffe College since
8/14/51                       1991.

Philip D. English             Director of the Fund; President and
16 West Madison Street        Chief Executive Officer of Broventure
Baltimore, MD  21201          Company, Inc.; Chairman of the Board
8/5/48                        of Chektec Corporation and Cyber
                              Scientific, Inc.

William A. Humenuk            Director of the Fund; Partner in the
4000 Bell Atlantic Tower      Philadelphia office of the law firm
1717 Arch Street              Dechert Price & Rhoads; Director,
Philadelphia, PA  19103       Hofler Corp.
4/21/42

Norton H. Reamer*             Director, President and Chairman of
One International Place       the Fund; President, Chief Executive
Boston, MA  02110             Officer and a Director of United Asset
3/21/35                       Management Corporation; Director,
                              Partner or Trustee of each of the
                              Investment Companies of the Eaton
                              Vance Group of Mutual Funds.

Charles H. Salisbury, Jr.*    Director of the Fund; Executive Vice
One International Place       President of United Asset Management
Boston, MA  02110             Corporation; formerly an executive
8/24/40                       officer and Director of T. Rowe Price
                              and President and Chief Investment
                              Officer of T. Rowe Price Trust
                              Company.

Peter M. Whitman, Jr.*        Director of the Fund; President and
One Financial Center          Chief Investment Officer of Dewey
Boston, MA  02111             Square Investors Corporation since
7/1/43                        1988; Director and Chief Executive
                              Officer of H.T.  Investors, Inc.,
                              formerly a subsidiary of Dewey Square.

William H. Park               Vice President of the Fund; Executive
One International Place       Vice President and Chief Financial
Boston, MA  02110             Officer of United Asset Management
9/19/47                       Corporation.

Gary L. French                Treasurer of the Fund; President of
211 Congress Street           UAM Fund Services, Inc. and UAM Fund
Boston, MA  02110             Distributors, Inc.; Vice President of
7/4/51                        Operations, Development and Control of
                              Fidelity Investments in 1995;
                              Treasurer of the Fidelity Group of
                              Mutual Funds from 1992 to 1995.

Robert R. Flaherty            Assistant Treasurer of the Fund; Vice
211 Congress Street           President of UAM Fund Services, Inc.;
Boston, MA  02110             former Manager of Fund Administration
9/18/63                       and Compliance of Chase Global Fund
                              Services Company from 1995 to 1996;
                              Senior Manager of Deloitte & Touche
                              LLP from 1985 to 1995.

Gordon M. Shone               Assistant Treasurer of the Fund; Vice
73 Tremont Street             President of Fund Administration and
Boston, MA  02108             Compliance of Chase Global Funds
7/30/56                       Services Company; formerly Senior
                              Audit Manager of Coopers & Lybrand LLP
                              from 1983 to 1993.

Michael DeFao                 Secretary of the Fund; Vice President
211 Congress Street           and General Counsel of UAM Fund
Boston, MA  02110             Services, Inc. and UAM Fund
2/28/68                       Distributors, Inc; Associate Attorney
                              of Ropes & Gray (a law firm) from 1993
                              to 1995.

Karl O. Hartmann              Assistant Secretary of the Fund;
73 Tremont Street             Senior Vice President and General
Boston, MA  02108             Counsel of Chase Global Funds Services
3/7/55                        Company.

------

 * Messrs. Reamer, Salisbury and Whitman are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

          As of December 24, 1997, the Directors and Officers of the Fund owned less than 1% of the Fund's outstanding shares.


REMUNERATION OF DIRECTORS AND OFFICERS

          The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $6,300 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator or CGFSC and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund, and UAM Funds Trust (collectively the "Fund Complex") in the fiscal year ended October 31, 1997.

                                           Pension or
                                           Retirement                  Total
                                            Benefits    Estimated   Compensation
                              Aggregate    Accrued as     Annual        from
                             Compensation    Part of     Benefits   Registrant
      Name of Person,           From          Fund         Upon         and
         Position             Registrant    Expenses    Retirement  Fund Complex
         --------             ----------    --------    ----------  ------------
John T. Bennett, Jr........   $26,791       0           0            $32,750
   Director

Nancy J. Dunn..............   $ 6,774       0           0            $ 8,300
   Director

Philip D. English..........   $26,791       0           0            $32,750
   Director

William A. Humenuk.........   $26,791       0           0            $32,750
   Director


PRINCIPAL HOLDERS OF SECURITIES

          As of December 24, 1997, the following persons or organizations held of record or beneficially 5% or more of the shares of a Portfolio, as noted.


          Sterling Partners' Balanced Portfolio: UMBSC & Co. FBO Interstate Brands Conservative Growth, AC 340419134, P.O. Box 419260, Kansas City, MO, 15.8%; The Chase Manhattan Bank, N.A., and Employee Savings Plan & Trust, FBO of Bowers Fibers, Inc., Attn: Alan L. Miller, 770 Broadway, New York, NY, 7.5%*, The Chase Manhattan Bank, N.A., Trustee FBO J.C. Steele & Sons, Inc., Retirement & Profit Sharing Plan 1/1/94, Attn: Alan L. Miller, 770 Broadway, New York, NY, 6.6%*; Fleet National Bank, Trustee, FBO Smith Helms, Muliss & Moore Partners, P.O. Box 92800, Rochester, NY, 6.3%* and UMBSC & Co. FBO Interstate Brands Moderate Growth, AC 340419142, P.O. Box 419260, Kansas City, MO, 5.1%.

          Sterling Partners' Equity Portfolio: The Chase Manhattan Bank, N.A., Trustee FBO J.C. Steele & Sons, Inc., Retirement & Profit Sharing Plan, 770 Broadway, New York, NY, 9.0%*; H. Keith Brunnemer, Jr., Michael Peeler Fund, P.O. Box 6024, Charlotte, NC, 7.4%; Hartnat & Co., Smith Anderson, P.O. Box 92800, Rochester, NY, 6.6% and Bank of Boston & Co., Profit Sharing, c/o Fairfield Communities, Inc., P.O. Box 1809, Boston, MA, 5.4%.

          Sterling Partners' Small Cap Value Portfolio: Charles Schwab & Co., Inc., Reinvest Account, Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA, 14.6%; Fleet National Bank, Cust Sterling Cap Small Cap Value;
Attn: 0005098070, P.O.

Box 92800, Rochester, NY, 12.3%; Wachovia Bank, Trustee FBO The UNX Chemicals, Inc., P/S Rett Plan & Trust, Sterling Capital Management DTD 8/1/82, P.O. Box 3073, 301 N. Main Street MC NC 31075, Winston Salem, NC, 6.6%; Wachovia Bank, Trustee FBO The Coastal Chemical Corp. P/S/P Sterling Management, Inc., DTD 7/3/72, P.O. Box 3073, 301 N. Main St. MC NC 31075, Winston Salem, NC, 6.2% and Charles Schwab & Co., Inc., Special Custody Account, Exclusive Benefit of Customers, Cash Account, 101 Montgomery Street, San Francisco, CA, 5.1%.

* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

          The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the Investment Company Act of 1940, as amended, (the "1940 Act") such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.


                               INVESTMENT ADVISER

CONTROL OF ADVISER

          Sterling Capital Management Company (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

          Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

SERVICES PERFORMED BY ADVISER

          Pursuant to Investment Advisory Agreements ("Agreements") between the Fund and the Adviser, the Adviser has agreed to manage the investment and reinvestment of the Portfolios' assets, to continuously review, supervise and administer the Portfolios' investment program, and to determine in its discretion the securities to be purchased or sold and the portion of such Portfolios' assets to be held uninvested.

          In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Agreements, (ii) reckless disregard by the Adviser of its obligations and duties under the Agreements, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Agreements.

          Unless sooner terminated, the Agreements shall continue for periods of one year so long as such continuance is specifically approved at least annually
(a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to the Agreements or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolios. The Agreements may be terminated at any time by a Portfolio, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of a Portfolio on 60 days written notice to the Adviser. The Agreements may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days written notice to the Fund. The Agreements will automatically and immediately terminate in the event of their assignment.

REPRESENTATIVE INSTITUTIONAL CLIENTS

          As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included Nucor Corp., Dean Witter, Reynolds Inc., Walter Industries, Inc., Georgia Marble Corp., Cheraw Yarn Mills, Sanger Clinic, Adobe Systems, Inc., Paychex, Inc., Davidson College, Lakeland Regional Medical Center, Discovery & Co. and Cisco Systems, Inc.

          In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES

          As compensation for services rendered by the Adviser under the Agreements, each Sterling Partners' Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to all of the Sterling Partners' Portfolios' average daily net assets for the month:

                                                     Rate
     Sterling Partners' Balanced Portfolio.........  0.75%
     Sterling Partners' Equity Portfolio...........  0.75%
     Sterling Partners' Small Cap Value Portfolio..  1.00%


          For the fiscal years ended October 31, 1995, 1996 and 1997, Sterling Partners' Balanced Portfolio paid advisory fees of approximately $490,000, $462,951 and $542,796, respectively.

          For the fiscal years ended October 31, 1995, 1996 and 1997, Sterling Partners' Equity Portfolio paid advisory fees of $137,000, $184,081 and $266,442, respectively. During these periods, the Adviser voluntarily waived advisory fees of approximately $60,000, $72,415 and $70,708, respectively.


          For the fiscal year ended October 31, 1997, Sterling Partners' Small Cap Value Portfolio paid advisory fees of $77,649. During this period, the Adviser voluntarily waived advisory fees of approximately $11,374.


                        SERVICE AND DISTRIBUTION PLANS

          As stated in the Portfolios' Service Class Shares Prospectus, UAM Fund Distributors, Inc. (the "Distributor") may enter into agreements with broker-dealers and other financial institutions ("Service Agents"), pursuant to which they will provide administrative support services to Service Class shareholders who are their customers ("Customers") in consideration of such Fund's payment of
0.25 of 1% (on an annualized basis) of the average daily net asset value of the Service Class Shares held by the Service Agent for the benefit of its Customers. Such services include:

          (a) acting as the sole shareholder of record and nominee for beneficial owners;

          (b) maintaining account record for such beneficial owners of the Fund's shares;

          (c)  opening and closing accounts;

          (d) answering questions and handling correspondence from shareholders about their accounts;

          (e) processing shareholder orders to purchase, redeem and exchange shares;

          (f) handling the transmission of funds representing the purchase price or redemption proceeds;

          (g) issuing confirmations for transactions in the Fund's shares by shareholders;

          (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

          (i) assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts;

          (j) providing account maintenance and accounting support for all transactions; and

          (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder service must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

          Each agreement with a Service Agent is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Directors. Pursuant to the Service Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made. In addition, arrangements with Service Agents must be approved annually by a majority of the Fund's Directors, including a majority of the Directors who are not "interested persons" of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

          The Board of Directors has approved the arrangements with Service Agents based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Agents must be approved by a majority of the Fund's Board of Directors (including a majority of the disinterested Directors). The Shareholder Services Plan may be terminated at any time by vote of a majority of the Directors of the Fund who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan or, at the discretion of the Board of Directors of the Fund, by vote of a majority of the outstanding voting securities of the Fund. So long as the arrangements with Service Agents are in effect, the selection and nomination of the members of the Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such non-interested Directors.

          Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class Shares.

          The Distribution Plan permits the Service Class Shares, pursuant to the Distribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, advertising the availability of services and products; designing materials to send to customers and developing methods of making such materials accessible to customers; providing information about the product needs of customers; providing facilities to solicit Fund sales and to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence from prospective investors, including requests for sales literature, prospectuses and statements of additional information; displaying and making sales literature and prospectuses available; acting as liaison between shareholders and the Fund, including obtaining information from the Fund and providing performance and other information about the Fund. In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

          The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' average daily net assets for the year. The Fund's Board of Directors may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such Class, the Board of Directors has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, currently cannot exceed 0.50% of the average daily net assets represented by the Service Class. While the current fee which will be payable under the Service Plan has been set at 0.25%, the Plan permits a full 0.75% on all assets to be paid at any time following appropriate Board approval.

          All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

          The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans, the Distribution Agreement and the related agreements must be approved annually by the Board of Directors in the same manner, as specified above.

          Each year the Directors must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to a Class may be terminated at any time without penalty by a majority of those Directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Directors who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Directors including a majority of the Directors of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of Directors who are not "interested persons" of the Fund must be effected by the Directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review. The NASD has adopted amendments to its Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.

          The Balanced, Equity and Small Cap Value Portfolios' Service Class Shares were not offered prior to October 31, 1997.


                             PORTFOLIO TRANSACTIONS

          The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and direct the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended October 31, 1995, 1996 and 1997, the Balanced Portfolio paid brokerage commissions of approximately $160,163, $103,597 and $110,763, respectively, and the Equity Portfolio paid brokerage commissions of $152,840, $91,721 and $87,354, respectively. During the fiscal year ended October 31, 1997, the Small Cap Value Portfolio paid brokerage commissions of approximately $54,402.

          Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.


                            ADMINISTRATIVE SERVICES

          The Board of Directors of the Fund approved a Fund Administration Agreement, effective April 15, 1996 ("Fund Administration Agreement") between UAM Fund Services, Inc., a wholly owned subsidiary of UAM, and the Fund. Pursuant to the terms of the Fund Administration Agreement, UAMFSI manages, administers and conducts the general business activities of the Fund other than those which have been contracted to other third parties by the Fund. Additionally, UAMFSI has agreed to provide transfer agency services to the Portfolios pursuant to the terms of the Fund Administration Agreement.

          UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Fund Service Agreement between UAMFSI and CGFSC (collectively, with the Fund Administration Agreement between UAMFSI and the Fund, the "Agreements").

          Pursuant to the terms of the Agreements, each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following portfolio-specific fees are calculated from the aggregate net assets of each
Portfolio:

                                               Annual Rate
          Balanced Portfolio................     0.06%
          Equity Portfolio..................     0.06%
          Small Cap Value Portfolio.........     0.04%

          CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

          0.19 of 1% of the first $200 million of combined Fund net assets;

          0.11 of 1% of the next $800 million of combined Fund net assets;

          0.07 of 1% of combined Fund net assets in excess of $1 billion but less than $3 billion;

          0.05 of 1% of combined Fund net assets in excess of $3 billion.

          Fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years.
If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

          Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for the period prior to April 15, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.

          During the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, administrative services fees paid to the Administrator by the Sterling Partners' Equity Portfolio totaled: $76,000, $87,881 and $103,608, respectively; and $82,000, $99,401 and $124,845, respectively, on behalf of the Sterling Partners' Balanced Portfolio. Of the fees paid during the years ended October 31, 1996 and 1997, Sterling Partners' Equity Portfolio paid $76,476 and $76,637 to CGFSC and $11,405 and $26,971 to UAMFSI, respectively; and Sterling Partners' Balanced Portfolio paid $79,502 and $81,424 to CGFSC and $19,899 and $43,421 to UAMFSI, respectively. During the fiscal year ended October 31, 1997, administrative services fees paid to the Administrator by the Sterling Partners' Small Cap Value Portfolio totaled $30,450. Of this amount, the Sterling Partners' Small Cap Value Portfolio paid $27,344 to CGFSC and $3,106 to UAMFSI.


          UAMFSI bears all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund are borne by the Fund or other parties, including taxes, interest, brokerage fees and commissions, if any, salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of UAMFSI, or the Fund's investment adviser or distributor, SEC fees and state Blue Sky fees, EDGAR filing fees, processing services and related fees, advisory and administration fees, charges and expenses of pricing and data services, independent public accountants and custodians, insurance premiums including fidelity bond premiums, outside legal expenses, costs of maintenance of corporate existence, typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund, printing and production costs of shareholders' reports and corporate meetings, cost and expenses of Fund stationery and forms; costs of special telephone and data lines and devices; trade association dues and expenses; and any extraordinary expenses and other customary Fund expenses.

          Unless sooner terminated, the Fund Administration Agreement shall continue in effect from year to year provided such continuance is specifically approved at least annually by the Board. The Fund Administration Agreement is terminable, without penalty, by the Board or by UAMFSI, on not less than ninety
(90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

          UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. The compensation of such person or persons for such employment shall be paid by UAMFSI and no obligation will be incurred by or on behalf of the Fund in such respect.

          Effective February 28, 1997, the Fund entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the Portfolios in the accounts for which it provides services. During the fiscal year ended October 31, 1997, the Balanced Portfolio, Equity Portfolio and Small Cap Value Portfolio paid the Service Provider $25,231, $14,904 and $0, respectively, in fees pursuant to the Services Agreement.

                                   CUSTODIAN

          The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

                            INDEPENDENT ACCOUNTANTS

          Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountants for the Fund.

                                  DISTRIBUTOR

          UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, serves as the Funds distributor. Shares of the Fund are offered continuously. While the Distributor will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares.

          The Distributor received no compensation for its services directly or indirectly from any of the Portfolios during the Fund's fiscal year ended October 31, 1997.

                           PERFORMANCE CALCULATIONS

PERFORMANCE

          Each Portfolio may from time to time quote various performance figures to illustrate the past performance of each class of the Portfolio.

          Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by each class of the Portfolio be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by each class of the Portfolio are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by each class of the Portfolio to compute or express performance follows.

TOTAL RETURN

          The average annual total return of the Sterling Partners' Portfolios is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5, and 10 year period and the deduction of all applicable Fund expenses on an annual basis. Since Service Class Shares of the Sterling Partners' Portfolios bear additional service and distribution expenses, the average annual total return of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

          The average annual total rates of return for the Institutional Class Shares of the Sterling Partners' Portfolios from inception on the date of the Financial Statements included herein are as follows:


                                                                      Since Inception
                                              One Year    Five Years   Through Year
                                               Ended         Ended         Ended
                                             October 31,  October 31,   October 31,   Inception
                                                1997         1997          1997         Date
                                            ------------  -----------  -------------  ---------
Sterling Partners' Balanced Portfolio......   22.58%       12.81%        11.63%        3/15/91

Sterling Partners' Equity Portfolio........   32.46%       18.16%        15.90%        5/15/91

Sterling Partners' Small Cap Value
Portfolio..................................      N/A          N/A        37.34%        1/2/97

          These figures were calculated according to the following formula:

     P (1 + T)/n/= ERV

where:

     P     =  a hypothetical initial payment of $1,000
     T     =  average annual total return
     n     =  number of years
     ERV   =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

     Service Class Shares of the Sterling Partners' Portfolios were not offered as of October 31, 1997. Accordingly, no total return figures are available.




COMPARISONS

     To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its performance. In addition, there can be no assurance that a Portfolio will continue this performance as compared to such other averages.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

          The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at the UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. The Board of Directors has classified an additional class of shares in each Portfolio, known as Advisor Shares. As of the date of this Statement of Additional Information, no Advisor Shares of these Portfolios have been offered by the Fund.

          Both classes of shares of each Portfolio of the Fund, when issued and paid for as provided for in the Prospectuses, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Both Institutional Class and Service Class Shares represent interests in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

          The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus). The amounts of any income dividends or capital gains distributions cannot be predicted.

          Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectuses.

          As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolios at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

          Each Portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

          In order for each Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies.

          Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

          The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                              FINANCIAL STATEMENTS

          The Financial Statements (including notes thereto) of the Sterling Partners' Portfolios for the fiscal year ended October 31, 1997, which appear in the Portfolios' 1997 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are attached to this Statement of Additional Information.

              APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS

I.  DESCRIPTION OF BOND RATINGS

     Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its highest bond ratings: Aaa -- judged to be the best quality; carry the smallest degree of investment risk; Aa -- judged to be of high quality by all standards; A -- possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa -- considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

     Excerpts from Standard & Poor's Ratings Services ("S&P") description of its highest bond ratings: AAA -- highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA -- also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A -- regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB -- regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

II.  DESCRIPTION OF U.S. GOVERNMENT SECURITIES

     The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

     In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III.  COMMERCIAL PAPER

     A Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.
In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.

     Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better;

(3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer, and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV.  BANK OBLIGATIONS

          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Frequently, dealers selling variable rate certificates of deposit to a Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

                            APPENDIX B - COMPARISONS

     (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

     (c) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     (d) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

     (e) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

     (f) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

     (g) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

     (h) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     (i) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     (j) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better. U.S. Treasury/agency issues and mortgage pass-through securities.

     (k) Lehman Brothers Long-Term Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

     (l) The Lehman Brothers 1-3 Year Government Bond Index -- The Government Bond Index is made up of the Treasury Bond Index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues with maturities of one to three years) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government with maturities of one to three years). The Lehman Brothers Bond Indices include fixed rate debt issues rated investment grade or higher by Moody's Investors Service, Standard and Poor's Corporation, or Fitch Investors Service, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $50 million for all others.

     (m) The Salomon Brothers 3 Month T-Bill Average -- The average return for all treasury bills for the previous three month period.

     (n) The Lehman Brothers Intermediate Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond

          Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

     (o) Lehman Brothers Government/Corporate Bond Index -- is an unmanaged index composed of approximately 5,000 publicly issued, fixed rate, non-convertible corporate and U.S. Government debt rated "Baa" or better, with at least one year to maturity and at least $1 million par value outstanding. It is a market value-weighted price index, in which the relative importance of each issue is proportional to its aggregate market value. The percentage change between one month's total market value and the next, plus one twelfth of the current yield, results in monthly total return. The rates of return reflect total return, with interest reinvested.

     (p) Donoghue's Money Fund Average is an average of all major money market fund yields, published weekly for 7-and 30-day yields.

     (q) The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index composed of all outstanding U.S. Treasury issues maturing within one to three years.

     (r) The Merrill Lynch 1-3 Year Corporate Index is an unmanaged index composed of all outstanding public issues with a quality rating BBB3 - AAA maturing within one to three years.

     (s) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (t) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

     (u) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, market value weighted index of the 3,000 largest U.S. publicly-traded companies.

     (v) Composite Indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, 65% Standard

          & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index; and 60% Standard & Poor's 500 Stock Index and 40% Lehman Brothers Government/Corporate Bond Index and 50% Standard & Poor's 500 Stock Index, 45% Lehman Brothers Intermediate Government/Corporate Index and 5% Salomon Brothers 3 Month T-Bill Index.

     (w) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

     (x) Mutual Fund Source Book, published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

     (y) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     (z) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     (aa) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

     (bb) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

     (cc) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan Companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers, Inc. and Bloomberg L.P.

                                    PART B

                                   UAM FUNDS

--------------------------------------------------------------------------------

                                TS&W PORTFOLIOS

                           Institutional Class Shares

--------------------------------------------------------------------------------

             STATEMENT OF ADDITIONAL INFORMATION - January 22, 1998

          This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the TS&W Portfolios' Institutional Class Shares dated January 22, 1998. To obtain the Prospectus, please call the UAM Funds Service Center: 1-800-638-7983.

                               TABLE OF CONTENTS

                                                     Page
                                                     ----

INVESTMENT OBJECTIVES AND POLICIES..................    2

PURCHASE AND REDEMPTION OF SHARES...................    8

VALUATION OF SHARES.................................   10

SHAREHOLDER SERVICES................................   10

INVESTMENT LIMITATIONS..............................   12

MANAGEMENT OF THE FUND..............................   14

INVESTMENT ADVISER..................................   18

PORTFOLIO TRANSACTIONS..............................   20

ADMINISTRATIVE SERVICES.............................   21

CUSTODIAN...........................................   24

INDEPENDENT ACCOUNTANTS.............................   24

DISTRIBUTOR.........................................   24

PERFORMANCE CALCULATIONS............................   25

GENERAL INFORMATION.................................   27

FINANCIAL STATEMENTS................................   29

APPENDIX A - DESCRIPTION OF SECURITIES AND RATINGS..  A-1

APPENDIX B - COMPARISONS............................  B-1

                       INVESTMENT OBJECTIVES AND POLICIES

          The following discussion supplements the discussion of the investment objectives and policies of the TS&W Balanced, TS&W Equity, TS&W International Equity and TS&W Fixed Income Portfolios (the "TS&W Portfolios") as set forth in the TS&W Prospectus.

LENDING OF SECURITIES

          The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). The Portfolio will not loan securities to the extent that greater than one-third of its assets (including the value of the collateral for the loan) at fair market value would be committed to loans. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the Prospectus.

SHORT-TERM INVESTMENTS

          In order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in the short-term investments described below:

          (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of a Portfolio.

          Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan association collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

          Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by each Portfolio;

          (2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, determined by the Adviser to be comparable quality;

          (3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

          (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

          (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

          (6) Repurchase agreements collateralized by securities listed above.

FUTURES CONTRACTS

          The TS&W International Equity Portfolio may enter into futures contracts for the purposes of hedging, remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

          Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

          Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The TS&W International Equity Portfolio expects to earn interest income on its margin deposits.

          Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The TS&W International

Equity Portfolio intends to use futures contracts only for hedging purposes.

          Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of the Portfolio. The TS&W International Equity Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contracts purchases will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

          Although techniques other than the sale and purchase of futures contracts could be used to control the TS&W International Equity Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

          The TS&W International Equity Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, the Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 5% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

          The TS&W International Equity Portfolio will minimize the risk that it will be unable to close out a futures position by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the TS&W International Equity Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

          The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the TS&W International Equity Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

          Utilization of futures transactions by the TS&W International Equity Portfolio does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

          Except for transactions the TS&W International Equity Portfolio has identified as hedging transactions, the Portfolio is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

          In order for the TS&W International Equity Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale of securities of foreign currencies or other income derived with respect to its business investing in such securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and, therefore, will be qualifying income for purposes of the 90% requirement.

          The TS&W International Equity Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distribution will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised on the nature of the payment.

FUTURES OPTIONS

          The TS&W International Equity Portfolio may purchase and sell put and call options on futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities.

PORTFOLIO TURNOVER

          The portfolio turnover rates described in the Prospectus are calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities. The calculation excludes all securities, including options, whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. See "Financial Highlights" in the Prospectus for the Portfolios' historical portfolio turnover rates.


                       PURCHASE AND REDEMPTION OF SHARES

          Shares of each Portfolio may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's custodian. The minimum initial investment required for each Portfolio is $2,500 with certain exceptions as may be permitted from time to time by the officers of the Fund. Other investment minimums are: initial IRA investment, $500; initial spousal IRA investment, $250; additional investment for all accounts, $100. An order received in proper form prior to the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern Time) will be executed at the price computed on the date of receipt; and an order received not in proper form or after the close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; Christmas Day; New Year's Day and Dr. Martin Luther King, Jr. Day.

          Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and
(3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

          Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that either the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares," and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

          No charge is made by the Portfolios for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolios.

Signature Guarantees -- To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption from your account. Signature guarantees are required for (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address, or (2) share transfer requests.

          Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from the Fund's transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

          The signature guarantee must appear either (1) on the written request for redemption, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.


                              VALUATION OF SHARES

          Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

          Bonds, other fixed income securities and fixed dividends are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

          Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, using methods approved by the Board of Directors.

          The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods approved by the Fund's Directors.


                              SHAREHOLDER SERVICES

          The following supplements the information set forth under "Shareholder Services" in the Prospectus.


EXCHANGE PRIVILEGE

          Institutional Class Shares of each TS&W Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

          Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

          Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder, and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the Exchange will be processed on the next business day. Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

          For federal income tax purposes, an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

          Shareholders may transfer shares of the Portfolio to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Purchase and Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.


                             INVESTMENT LIMITATIONS

          Each TS&W Portfolio is subject to the following restrictions which may be changed by the Fund's Board of Directors upon reasonable notice to shareholders, except for investment limitations (2), (3), (5), (6), (8), (9),
(12) and (13), which are classified as fundamental. A Portfolio's fundamental investment limitation cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. These restrictions supplement the investment objectives and policies set forth in the Prospectus. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment limitations. Each TS&W Portfolio will not:

          1. invest in commodities except that the TS&W International Equity Portfolio may invest in futures contracts and options to the extent that not more than 5% of the Portfolio's assets is required as deposit to secure obligations under futures contracts and the entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities;

          2. make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (10) below) which are publicly distributed, or (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act and the rules and regulations or interpretations of the Commission thereunder;

          3. issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from
               (i) making any permitted borrowings, mortgages or pledges, or
               (ii) entering into options and futures (for the TS&W International Equity Portfolio) or repurchase transactions;

          4. purchase on margin or sell short except as specified in (1) above;

          5. with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

          6. with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof);

          7. purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

          8. borrow money, except from banks and as a temporary measure for extraordinary or emergency purposes, and then, in no event, in excess of 10% of the Portfolio's gross assets (33 1/3% for the Balanced Portfolio) valued at the lower of market or cost, and a Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets;

          9. pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets

               (33 1/3% for the Balanced Portfolio) at fair market value;

          10. underwrite the securities of other issuers or invest more than an aggregate of 10% of the net assets of the Portfolio (15% for the Balanced Portfolio), determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

          11. invest for the purpose of exercising control over management of any company;

          12. invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years; and

          13. acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of a Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or instruments issued by U.S. banks when a Portfolio adopts a temporary defensive position.

                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

          The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund, their addresses and dates of birth, and a brief statement of their present positions and principal occupations during the past five years.


John T. Bennett, Jr.    Director of the Fund; President of Squam Investment
College Road-RFD 3      Management Company, Inc. and Great Island Investment
Meredith, NH 03253      Company, Inc.; President of Bennett Management Company
1/26/29                 from 1988 to 1993.


Nancy J. Dunn           Director of the Fund; Vice President for Finance and
10 Garden Street        Administration and Treasurer of Radcliffe College since
Cambridge, MA 02138     1991.
8/14/51

Philip D. English       Director of the Fund; President and Chief Executive
16 West Madison Street  Officer of Broventure Company, Inc.; Chairman of the
Baltimore, MD 21201     Board of Chektec Corporation and Cyber Scientific, Inc.
8/5/48

William A. Humenuk      Director of the Fund; Partner in the Philadelphia office
4000 Bell Atlantic      of the law firm Dechert Price & Rhoads; Director, Hofler
Tower                   Corp.
1717 Arch Street
Philadelphia, PA 19103
4/21/42

Norton H. Reamer*       Director, President and Chairman of the Fund; President,
One International       Chief Executive Officer and a Director of United Asset
Place                   Management Corporation; Director, Partner or Trustee
Boston, MA 02110        of each of the Investment Companies of the Eaton Vance
3/21/35                 Group of Mutual Funds.

Charles H. Salisbury,   Director of the Fund; Executive Vice President of United
Jr.*                    Asset Management Corporation; formerly an executive
One International       officer and Director of T. Rowe Price and President and
Place                   Chief Investment Officer of T. Rowe Price Trust Company.
Boston, MA 02110
8/24/40

Peter M. Whitman, Jr.*  Director of the Fund; President and Chief Investment
One Financial Center    Officer of Dewey Square Investors Corporation since
Boston, MA 02111        1988; Director and Chief Executive Officer of H.T.
7/1/43                  Investors, Inc., formerly a subsidiary of Dewey Square.

William H. Park         Vice President of the Fund; Executive Vice President and
One International       Chief Financial Officer of United Asset Management
Place                   Corporation.
Boston, MA 02110
9/19/47


Gary L. French          Treasurer of the Fund; President of UAM Fund Services,
211 Congress Street     Inc. and UAM Fund Distributors, Inc.; Vice President of
Boston, MA 02110        Operations, Development and Control of Fidelity
7/4/51                  Investments in 1995; Treasurer of the Fidelity Group of
                        Mutual Funds from 1991 to 1995.

Robert R. Flaherty      Assistant Treasurer of the Fund; Vice President of UAM
211 Congress Street     Fund Services, Inc.; former Manager of Fund Administra-
Boston, MA 02110        tion and Compliance of Chase Global Fund Services
9/18/63                 Company from 1995 to 1996; Senior Manager of Deloitte
                        & Touche LLP from 1985 to 1995.

Gordon M. Shone         Assistant Treasurer of the Fund; Vice President of Fund
73 Tremont Street       Administration and Compliance of Chase Global Funds
Boston, MA  02108       Services Company; formerly Senior Audit Manager of
7/30/56                 Coopers & Lybrand LLP from 1983 to 1993.

Michael DeFao           Secretary of the Fund; Vice President and General
211 Congress Street     Counsel of UAM Fund Services, Inc. and UAM Fund
Boston, MA 02110        Distributors, Inc.; Associate Attorney of Ropes & Gray
2/28/68                 (a law firm) from 1993 to 1995.

Karl O. Hartmann        Assistant Secretary of the Fund; Senior Vice President
73 Tremont Street       and General Counsel of Chase Global Funds Services
Boston, MA 02108        Company.
3/7/55

--------

* Messrs. Reamer, Salisbury and Whitman are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

     As of December 24, 1997, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

          The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $6,300 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund and UAM Funds Trust (collectively the "Fund Complex") in the fiscal year ended October 31, 1997.



                               Aggregate         Pension or             Estimated
                             Compensation    Retirement Benefits         Annual              Total Compensation
     Name of Person,             From        Accrued as Part of       Benefits Upon         from Registrant and
        Position              Registrant        Fund Expenses           Retirement              Fund Complex
        --------              ----------        -------------           ----------              ------------
John T. Bennett, Jr........        $26,791            0                     0                   $     32,750
   Director
Nancy J. Dunn..............        $ 6,774            0                     0                   $      8,300
   Director
Philip D. English..........        $26,791            0                     0                   $     32,750
   Director
William A. Humenuk.........        $26,791            0                     0                   $     32,750
   Director

PRINCIPAL HOLDERS OF SECURITIES

          As of December 24, 1997, the following persons or organizations owned of record or beneficially 5% or more of the shares of the TS&W Portfolios:

          TS&W International Equity Portfolio: Riverside Health Care Foundation, 606 Denbigh Boulevard, Suite 601, Newport News, VA, 9.4% and The Kennedy Foundation, 1700 Tower II, Corpus Christi, TX, 8.7%.

          TS&W Equity Portfolio: Lewis Gale Clinic, Inc., PS Fund E, 1802 Braeburn Dr., Salem, VA, 12.9% and Larco Reinvest, c/o Central Fidelity Bank, P.O. Box 27602, Richmond, VA, 10.3%.

          TS&W Fixed Income Portfolio: Lewis Gale Clinic, Inc., PS Fund E, 1802 Braeburn Dr., Salem, VA, 12.2%; Crestar Bank FBO C.B. Fleet Defined Benefit PP Trustee, 1010 Main Street, Lynchburg, VA, 7.7%* and Larco Reinvest, c/o Central Fidelity Bank, P.O. Box 27602, Richmond, VA, 5.8%.

-------
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

          The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to control (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

                                 INVESTMENT ADVISER

CONTROL OF ADVISER

          Thompson, Siegel & Walmsley, Inc. (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

          Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

SERVICES PERFORMED BY ADVISER

          Pursuant to an Investment Advisory Agreement ("Agreement") between the Fund and the Adviser, the Adviser has agreed to manage the investment and reinvestment of the Portfolios' assets, to continuously review, supervise and administer the Portfolios' investment program, and to determine in its discretion the securities to be purchased or sold and the portion of such Portfolios' assets to be held uninvested.

          In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Agreement, (ii) reckless disregard by the Adviser of its obligations and duties under the Agreement, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Agreement.

          Unless sooner terminated, the Agreement shall continue for periods of one year so long as such continuance is specifically approved at least annually
(a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time by the Portfolios, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolios on 60 days' written notice to the Adviser. The Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. The Agreement will automatically and immediately terminate in the event of its assignment.

PHILOSOPHY AND STYLE

          The Adviser's investment professionals work as a team in the development of equity investment strategy. The stock selection process combines an economic top-down approach with fundamental valuation analysis and market structure analysis. Through economic analysis, the Adviser attempts to assess which areas of the economy are expected to exhibit relative strength and studies broad economic and political trends and monitors the movement of interest rates and corporate earnings. Input for economic analysis is derived from a detailed analysis of the economy and from an analysis of historical corporate earnings trends, both prepared internally. Through fundamental valuation analysis, the Adviser attempts to seek out sectors, industries and companies in the market which represent areas of undervaluation and attempts to identify and evaluate pricing anomalies across national markets and within industry sectors. Tools and measures utilized include a dividend discount model and relative value screens as well as other traditional and fundamental measures of value including price/earnings ratios, price to book ratios and dividend yields. Fundamental analysis is performed on industries and companies in order to verify their potential attractiveness for investment. The Adviser attempts to purchase stocks of companies which should benefit from economic trends and which are attractively valued relative to their fundamentals and other companies in the market.

          The Adviser's investment professionals work as a team in the development of fixed income investment strategy. The decision making consists of an interactive economic top-down approach, valuation analysis, market structure analysis, and fundamental credit analysis. Economic analysis begins with an examination of monetary policy, fiscal policy, and gross domestic product. An internally generated outlook for the direction of interest rates is formulated, and the maturity/duration of portfolios will be established to reflect the Adviser's outlook. Under normal market conditions, the maturity or duration will average within a plus or minus range of 20% to the benchmark, which is the Lehman Brothers Government/Corporate Index.

Generally, duration is gradually adjusted as the outlook for interest rates changes. Valuation analysis examines market fundamentals and the relative pricing of maturities, sectors, and individual issues. Market structure analysis compares the present cycle of interest rates to historical cycles in terms of interest rates, supply and demand trends, and investor sentiment. Extreme variance from the norm which creates excessive risk or opportunity is often highlighted by this work, and portfolios are adjusted accordingly.

REPRESENTATIVE INSTITUTIONAL CLIENTS

          As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included Johnson & Higgins, Cooper Tire & Rubber Co., Ames Co., Owens & Minor, Inc., Smithfield Foods and Butterick Company.

          In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES

          As compensation for the services rendered by the Adviser under the Advisory Agreements, each TS&W Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to the TS&W Portfolios' average daily net assets for the month:

                                                Rate
TS&W Balanced Portfolio..............           0.65%
TS&W Equity Portfolio................           0.75%
TS&W International Equity Portfolio..           1.00%
TS&W Fixed Income Portfolio..........           0.45%

          For the fiscal years ended October 31, 1995, 1996 and 1997, the TS&W Equity Portfolio paid advisory fees of approximately $373,000, $541,000 and $689,525, respectively; the TS&W Fixed Income Portfolio paid advisory fees of $180,000, $243,000 and 286,323, respectively; and the TS&W International Equity Fund paid advisory fees of $602,000, $931,000 and $1,164,469, respectively.

                            PORTFOLIO TRANSACTIONS

          The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund's TS&W Portfolios and direct the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended October 31, 1995, 1996 and 1997, the TS&W Equity Portfolio paid brokerage commissions of $47,782, $76,280 and $96,579, respectively; and the TS&W International Equity Portfolio paid brokerage commissions of $199,887, $254,122 and $359,324, respectively.

          Some securities considered for investment by each of the Fund's Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES

          The Board of Directors of the Fund approved a Fund Administration Agreement, effective April 15, 1996 ("Fund Administration Agreement") between UAM Fund Services, Inc., a wholly owned subsidiary of UAM, and the Fund. Pursuant to the terms of the Fund Administration Agreement, UAMFSI manages, administers and conducts the general business activities of the Fund other than those which have been contracted to other third parties by the Fund. Additionally, UAMFSI has agreed to provide transfer agency services to the Portfolios pursuant to the terms of the Agreement.

          UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of

The Chase Manhattan Bank, pursuant to a Mutual Fund Service Agreement between UAMFSI and CGFSC (collectively, with the Fund Administration Agreement between UAMFSI and the Fund, the "Agreements").

          Pursuant to the terms of the Agreements, the Portfolio pays UAMFSI a two-part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of each
Portfolio:

                                                                   Annual Rate
          TS&W Balanced Portfolio                                        0.06%
          TS&W Equity Portfolio                                          0.06%
          S&W International Equity Portfolio                             0.06%
          TS&W Fixed Income Portfolio                                    0.04%

          CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

          0.19 of 1% of the first $200 million of combined Fund net assets;

          0.11 of 1% of the next $800 million of combined Fund net assets;

          0.07 of 1% of combined Fund net assets in excess of $1 billion but less than $3 billion;

          0.05 of 1% of combined Fund net assets in excess of $3 billion.

          Fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years.
If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

          Prior to April 15, 1996, Chase Global Funds Services Company or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for fiscal periods prior to April 16, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.

          For the fiscal year ended October 31, 1995, the TS&W Equity Portfolio, the TS&W Fixed Income Portfolio and the TS&W International Equity Portfolio paid administrative fees of approximately $78,000, $80,000 and $84,000, respectively. For the fiscal year ended October 31, 1996 the TS&W Equity Portfolio, the TS&W Fixed Income Portfolio and the TS&W International Equity Portfolio paid administrative fees of approximately $106,549, $94,203 and $139,451, respectively. For the fiscal year ended October 31, 1997, the TS&W Equity Portfolio, the TS&W Fixed Income Portfolio and the TS&W International Equity Portfolio paid administrative fees of approximately $146,500, $105,390, and $190,553, respectively. Of the fees paid during the year ended October 31, 1997, TS&W Equity Portfolio paid $91,762 to CGFSC and $54,738 to UAMFSI; TS&W Fixed Income Portfolio paid $79,951 to CGFSC and $25,439 to UAMFSI; and TS&W International Equity Portfolio paid $120,691 to CGFSC and $69,862 to UAMFSI.
The services provided by the Administrator and the basis of the fees payable to the Administrator are described in the Portfolios' Prospectus.

          UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including taxes, interest, brokerage fees and commissions, if any, salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of UAMFSI, or the Fund's investment adviser or distributor, SEC fees and state Blue Sky fees, EDGAR filing fees, processing services and related fees, advisory and administration fees, charges and expenses of pricing and data services, independent public accountants and custodians, insurance premiums including fidelity bond premiums, outside legal expenses, costs of maintenance of corporate existence, typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund, printing and production costs of shareholders' reports and corporate meetings, cost and expenses of Fund stationery and forms, costs of special telephone and data lines and devices, trade association dues and expenses, and any extraordinary expenses and other customary Fund expenses.

          Unless sooner terminated as provided herein, the Fund Administration Agreement shall continue in effect from year to year provided such continuance is specifically approved at least annually by the Board. The Fund Administration Agreement is terminable, without penalty, by the Board or by UAMFSI, on not less than ninety
(90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

          UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. The compensation of such person or persons for such employment shall be paid by UAMFSI and no obligation will be incurred by or on behalf of the Fund in such respect.

          Effective February 28, 1997, the Fund entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the Portfolios in the accounts for which it provides services. During the fiscal year ended October 31, 1997, the TS&W Equity, TS&W Fixed Income and TS&W International Equity Portfolios paid the Service Provider $5,668, $2,589 and $2,577, respectively, in fees pursuant to the Services Agreement.


                                   CUSTODIAN

          The Chase Manhattan Bank, 3 Chase Metro Tech Center, Brooklyn, NY 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

                            INDEPENDENT ACCOUNTANTS

          Price Waterhouse LLP, 160 Federal Street, Boston, MA 02110, serves as independent accountants for the Fund.

                                  DISTRIBUTOR

          UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, serves as the Funds' Distributor. Shares of the Fund are offered continuously. While the Distributer will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. The Distributor received no compensation for its services from the Portfolios during the fiscal year ended October 31, 1997.

                           PERFORMANCE CALCULATIONS

PERFORMANCE

          The Portfolios may from time to time quote various performance figures to illustrate past performance.

          Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used to compute or express performance follows.

TOTAL RETURN

          The average annual total return of a Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. The average annual total rates of return for the TS&W Portfolios from inception and for the one- and five-year periods ended on the date of the Financial Statements included herein are as follows:

                                                   Since
                                                Inception
                   One Year      Five Years      Through
                    Ended          Ended       Year Ended
                  October 31,    October 31,   October 31,   Inception
                     1997           1997          1997          Date
                     ----           ----          ----          ----
TS&W Equity
Portfolio......     26.31%         16.27%        14.57%        7/17/92

TS&W Fixed
Income
Portfolio......      8.40%          6.44%         6.33%        7/17/92

TS&W
International
Equity
Portfolio......      7.94%            --         10.31%       12/18/92


          The Balanced Portfolio was not operational as of October 31, 1997. Accordingly, no total return figures are available.

          These figures are calculated according to the following formula:

     P (1 + T)/n/ = ERV

where:

        P   =       a hypothetical initial payment of $1,000
        T   =       average annual total return
        n   =       number of years
        ERV =       ending redeemable value of a hypothetical $1,000 payment
                    made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

YIELD

          Current yield reflects the income per share earned by a Portfolio's investment.

          The current yield of a Portfolio is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the TS&W Fixed Income Portfolio for the 30-day period ended on the date of the Financial Statements included herein was 5.74%.

          This figure is obtained using the following formula:

     Yield = 2[( a - b + 1 )/6/ - 1]
                 -----
                  cd

where:

          a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive income distributions d = the maximum offering price per share on the last day of the period.

COMPARISONS

     To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its performance. In addition, there can be no assurance that a Portfolio will continue this performance as compared to such other averages.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

          The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. The Board of Directors has classified two additional classes of shares in the Portfolio, known as Institutional Service Shares and Advisor Shares. As of the date of this Statement of Additional Information, no Institutional Service or Advisor Shares have been offered by the Portfolios.

          The shares of the Portfolio of the Fund, when issued and paid for as provided for in its Prospectus, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

          The Fund's policy is to distribute substantially all of each TS&W Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains. (See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Portfolios' Prospectus.) The amounts of any income dividends or capital gains distributions cannot be predicted.

          Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of such Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in each Prospectus.

          As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolios at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

          Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

          In order for each Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income derived with respect to its business of investing in such securities or currencies.

          Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

          The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                              FINANCIAL STATEMENTS

          The Financial Statements of the TS&W Portfolios which appear in the Portfolios' 1997 Annual Report to Shareholders, and the report of Price Waterhouse LLP, independent accountants, also appearing therein, are attached to this Statement of Additional Information.

               APPENDIX A - DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Service, Inc. Corporate Bond Ratings:

          Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Services Corporate Bond Ratings:

          AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

          AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

          A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

          BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

          BB, B, CCC, CC - Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          C - The rating C is reserved for income bonds on which no interest is being paid.

          D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

          S&P's letter ratings may be modified by the addition of a plus or minus sign, which is used to show relative standing within the major rating categories except in the AAA, CC, C, CI and D categories.

II. DESCRIPTION OF MORTGAGE-BACKED SECURITIES

          Mortgage-backed securities represent ownership interests in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to investors. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage-backed securities purchased by the Fund will be rated investment grade by Moody's or S&P.

UNDERLYING MORTGAGES

          Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, pools of variable rate mortgages (VRM), growing equity mortgages
(GEM), graduated payment mortgages (GPM) and other types where the principal and interest payment procedures vary may be purchased. VRM's are mortgages which reset the mortgage's interest rate on pools of VRM's. GPM and GEM pools maintain constant interest with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact net asset value since the prices at which these securities are valued each day will reflect the payment procedures.

          All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools.

Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

AVERAGE LIFE

          The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayment is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

          As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume the prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life.

RETURNS ON MORTGAGE-BACKED SECURITIES

          Yields on mortgage-backed pass-through securities are typically quoted on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Portfolios. The compounding effect from reinvestment of monthly payments received by a Portfolio will increase its yield to shareholders, compared to bonds that pay interest semiannually.

ABOUT MORTGAGE-BACKED SECURITIES

          Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payment.

          Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

          The Federal National Mortgage Association (FNMA) is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

          The principal Government guarantor of mortgage-backed securities is the Government National Mortgage Association (GNMA). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

          Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by governmental entities, private insurers and mortgage poolers. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage-backed securities purchased by the Fund will, however, be rated of investment grade quality by Moody's or S&P.

III. DESCRIPTION OF U.S. GOVERNMENT SECURITIES

          The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

          U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

          In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government.

          Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.

IV. DESCRIPTION OF COMMERCIAL PAPER

          Each Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolios' investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

          Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assignment by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

V. DESCRIPTION OF BANK OBLIGATIONS

          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolios are also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

VI. DESCRIPTION OF FOREIGN INVESTMENTS

          Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Fund's Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

          As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

          Although the Fund will endeavor to achieve the most favorable execution costs in its Portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

          Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                            APPENDIX B - COMPARISONS


          (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

          (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

          (c) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

          (d) Wilshire 5000 Equity index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

          (e) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

          (f)  Morgan Stanley Capital International EAFE Index and World Index -
- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

          (g) Goldman Sachs 100 Convertible Bond Index --currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

          (h) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

          (i) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

          (j) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

          (k) Lehman Brothers Long-Term Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

          (l) The Lehman Brothers Government/Corporate Index --is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

          (m) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

          (n) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

          (o) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

          (p) Composite Indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange; 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index and 55% Standard & Poor's 500 Stock Index, 35% Lehman Brothers Government/Corporate Index and 10% cash equivalents.

          (q) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

          (r) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

          (s) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.


          (t) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

          (u) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

          (v) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

          (w) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan Companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

                                    PART C

                                UAM FUNDS, INC.
                        (FORMERLY THE REGIS FUND, INC.)

                        POST-EFFECTIVE AMENDMENT NO. 50

                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (A)  FINANCIAL STATEMENTS

          Included herewith in Part A for the classes of shares listed below are "Financial Highlights" for the periods from the date indicated through the fiscal year ended October 31, 1997:

          Acadian International Equity Portfolio Institutional Class Shares (March 29, 1993)
          Acadian Emerging Markets Portfolio Institutional Class Shares (June 17, 1993)
          C & B Balanced Portfolio Institutional Class Shares (December 29,
          1989)
          C & B Equity Portfolio Institutional Class Shares (May 15, 1990)

          C & B Equity Portfolio for Taxable Investors Institutional Class Shares (February 12, 1997)
          DSI Disciplined Value Portfolio Institutional Class Shares (December 12, 1989)
          DSI Limited Maturity Bond Portfolio Institutional Class Shares (December 18, 1989)
          DSI Money Market Portfolio Institutional Class Shares (December 28,
          1989)

          DSI Disciplined Value Portfolio Institutional Service Class Shares (May 23, 1997)
          FMA Small Company Portfolio Institutional Class Shares (July 31, 1991)

          FMA Small Company Portfolio Institutional Service Class Shares (August 1, 1997)
          ICM Equity Portfolio Institutional Class Shares (October 1, 1993)
          ICM Fixed Income Portfolio Institutional Class Shares (November 3,
          1992)
          ICM Small Company Portfolio Institutional Class Shares (April 19,
          1989)
          McKee U.S. Government Portfolio Institutional Class Shares (March 2,
          1995)
          McKee Domestic Equity Portfolio Institutional Class Shares (March 2,
          1995)
          McKee International Equity Portfolio Institutional Class Shares (May 26, 1994)
          NWQ Balanced Portfolio Institutional Class Shares (August 2, 1994)
          NWQ Value Equity Portfolio Institutional Class Shares (September 21,
          1994)
          NWQ Balanced Portfolio Institutional Service Class Shares (January 22,
          1996)

          NWQ Value Equity Portfolio Institutional Service Class Shares (June 16, 1997)

          Rice, Hall, James Small/Mid Cap Portfolio Institutional Class Shares (November 1, 1996)
          Rice, Hall, James Small Cap Portfolio Institutional Class Shares (July 1, 1994)

          Sirach Growth Portfolio Institutional Class Shares (December 1, 1993)


          Sirach Strategic Balanced Portfolio Institutional Class Shares (December 1, 1993)
          Sirach Special Equity Portfolio Institutional Class Shares (October 2,
          1989)
          Sirach Equity Portfolio Institutional Class Shares (July 1, 1996) Sirach Growth Portfolio Institutional Service Class Shares (March 22,
          1996)
          Sirach Special Equity Portfolio Institutional Service Class Shares (March 22, 1996)

          Sirach Strategic Balanced Portfolio Institutional Service Class Shares (March 7, 1997)
          SAMI Preferred Stock Income Portfolio Institutional Class Shares (June 23, 1992)

          Sterling Partners' Balanced Portfolio Institutional Class Shares (March 15, 1991)
          Sterling Partners' Equity Portfolio Institutional Class Shares (March 15, 1991)

          Sterling Partners' Small Cap Value Portfolio Institutional Class Shares (January 2, 1997)
          TS&W Equity Portfolio Institutional Class Shares (July 17, 1992)
          TS&W Fixed Income Portfolio Institutional Class Shares (July 17, 1992) TS&W International Equity Portfolio Institutional Class Shares (December 18, 1992)

          Included in Part B:

          The audited Financial Statements for the following Portfolios for the fiscal year ended October 31, 1997 are also included herewith:
          Acadian International Equity Portfolio
          Acadian Emerging Markets Portfolio
          C & B Balanced Portfolio
          C & B Equity Portfolio
          C & B Equity Portfolio for Taxable Investors
          DSI Disciplined Value Portfolio
          DSI Limited Maturity Bond Portfolio
          DSI Money Market Portfolio
          FMA Small Company Portfolio
          ICM Equity Portfolio
          ICM Fixed Income Portfolio
          ICM Small Company Portfolio
          McKee U.S. Government Portfolio
          McKee Domestic Equity Portfolio
          McKee International Equity Portfolio
          NWQ Balanced Portfolio
          NWQ Value Equity Portfolio
          Rice, Hall, James Small/Mid Cap Portfolio
          Rice, Hall, James Small Cap Portfolio
          Sirach Growth Portfolio
          Sirach Strategic Balanced Portfolio
          Sirach Special Equity Portfolio
          Sirach Equity Portfolio
          SAMI Preferred Stock Income Portfolio
          Sterling Partners' Balanced Portfolio
          Sterling Partners' Equity Portfolio
          Sterling Partners' Small Cap Value Portfolio

          TS&W Equity Portfolio
          TS&W Fixed Income Portfolio
          TS&W International Equity Portfolio

     The Financial Statements for the above-referenced Portfolios for the time periods set forth in each Portfolio's Annual Report dated October 31, 1997 include:

               (a)  Statement of Net Assets as of October 31, 1997;

               (b) Statement of Operations for the period ended October 31, 1997;

               (c) Statement of Changes in Net Assets for the period ended October 31, 1997;

               (d)  Financial Highlights as of October 31, 1997;

               (e)  Notes to Financial Statements; and

               (f)  Report of Independent Accountants.

     (B)  EXHIBITS

          Exhibits previously filed by the Fund are incorporated by reference to such filings. The following table describes the location of all exhibits. In the table, the following references are used: RS = original Registration Statement on Form N-1A filed October 31, 1988; PreEA = Pre-Effective Amendment No. 1 filed March, 1989; PEA = Post-Effective Amendment (pertinent numbers for each PEA are included after "PEA", e.g., PEA#3 means the third PEA under the Securities Act of 1933.)




                                                INCORPORATED BY
EXHIBIT                                         REFERENCE TO (LOCATION):
-------                                         -----------------------
1.  Articles of Incorporation                   PEA#37

    A.  Amendments                              PEA#37

    B.  Articles Supplementary                  PEA#37, PEA#41, PEA#42,
                                                PEA#44, PEA#45, PEA#47,
                                                PEA#49.

2.  By-Laws                                     PreEA

3.  Voting Trust Agreement                      Not Applicable

4.  Specimen of Securities                      PEA#1, PEA#2, PEA#12, PEA#13,
                                                PEA#16, PEA#19, PEA#21,
                                                PEA#24, PEA#25, PEA#33,
                                                PEA#37, PEA#39, PEA#40,
                                                PEA#41, PEA#42, PEA#45,
                                                PEA#47, PEA#49.

5.  A.  Investment Advisory Agreements          RS, PreEA, PEA#1, PEA#2,
                                                PEA#5, PEA#7, PEA#12, PEA#13,
                                                PEA#16, PEA#19, PEA#21,
                                                PEA#24, PEA#25, PEA#31,
                                                PEA#33, PEA#37, PEA#40,
                                                PEA#41, PEA#42, PEA#44,
                                                PEA#45, PEA#47, PEA#49.

6.  A.  Distribution Agreement                  PEA#2

    B.  Form of Amended and Restated            PEA#28
        Distribution Agreement between RFI
        Distributors and The Regis Fund,
        Inc.

    C.  Distribution Agreement between UAM      PEA#49
        Fund Distributors, Inc. and UAM
        Funds, Inc.

7.  Directors' and Officers' Contracts and      None
    Programs

8.  Custody Agreements

    A.  Custodian Agreement                     PreEA

    B.  Corporate Custody Agreement             PEA#2

    C.  Global Custody Agreement                PEA#44

9.  Other Material Contracts

    A.  Fund Administration Agreement           PEA#40
        between UAM Funds, Inc. and UAM Fund
        Services, Inc.


                                                INCORPORATED BY
     EXHIBIT                                    REFERENCE TO (LOCATION):
     -------                                    -----------------------
     B.  Mutual Funds Service Agreement         PEA#40, PEA#49
         between UAM Fund Services, Inc. and
         Chase Global Funds Services Company

10.  Opinion and Consent of Counsel             Filed herewith


11.  Other Opinions and Consents
       Consent of Independent Accountants       Filed herewith

12.  Other Financial Statements                 None

13.  Agreements relating to Initial Capital
       A.  Purchase Agreement                   PreEA

14.  Model Retirement Plans                     None

15.  12b-1 Plans
       A.  Form of Distribution Plan            PEA#28
       B.  Form of Selling Dealer Agreement     PEA#28
       C.  Form of Shareholder Services Plan    PEA#28
       D.  Form of Service Agreement (12b-1     PEA#28
           Plan)
       E.  Form of Service Agreement            PEA#28
           (Shareholder Services Plan)

16.  Performance Quotation Schedules for the    Filed herewith
     fiscal year ended October 31, 1997

17.  Financial Data Schedules for the fiscal    Filed herewith
     year ended October 31, 1997

18.  Amended Rule 18f-3 Multiple Class Plan     Filed herewith

24.  Powers of Attorney                         PEA #5, PEA #8
                                                PEA #35, PEA #48.

ITEM 25.  PERSONS CONTROLLED OR UNDER COMMAND CONTROL WITH REGISTRANT.

          Registrant is controlled by its Board of Directors.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES (as of December 24, 1997).

     Acadian Emerging Markets Portfolio Institutional Class Shares......................  42
     Acadian International Equity Portfolio Institutional Class Shares..................  15
     C&B Balanced Portfolio Institutional Class Shares..................................  41
     C&B Equity Portfolio Institutional Class Shares.................................... 232
     C&B Equity Portfolio for Taxable Investors Institutional Class Shares............... 23
     DSI Disciplined Value Portfolio Institutional Class Shares......................... 100
     DSI Disciplined Value Portfolio Institutional Service Class Shares.................  26
     DSI Limited Maturity Bond Portfolio Institutional Class Shares.....................  40
     DSI Money Market Portfolio Institutional Class Shares.............................. 148
     DSI Balanced Portfolio Institutional Class Shares..................................   2
     FMA Small Company Portfolio Institutional Class Shares............................. 373
     FMA Small Company Portfolio Institutional Service Class Shares.....................   5

     ICM Equity Portfolio Institutional Class Shares..................................   258
     ICM Fixed Income Portfolio Institutional Class Shares............................    32
     ICM Small Company Portfolio Institutional Class Shares...........................   275
     McKee Domestic Equity Portfolio Institutional Class Shares.......................    35
     McKee International Equity Portfolio Institutional Class Shares..................    56
     McKee U.S. Government Portfolio Institutional Class Shares.......................    30
     NWQ Balanced Portfolio Institutional Class Shares................................    22
     NWQ Balanced Portfolio Institutional Service Class Shares........................    22
     NWQ Value Equity Portfolio Institutional Class Shares............................    38
     NWQ Small Cap Value Portfolio Institutional Class Shares.........................     5
     NWQ Small Cap Value Portfolio Institutional Service Class Shares.................     0
     NWQ Special Equity Portfolio Institutional Class Shares..........................     5
     NWQ Special Equity Portfolio Institutional Service Class Shares..................     4
     Rice, Hall, James Small Cap Portfolio Institutional Class Shares.................   398
     Rice, Hall, James Small/Mid Cap Portfolio Institutional Class Shares.............   109
     SAMI Preferred Stock Income Portfolio Institutional Class Shares.................    23
     Sirach Equity Portfolio Institutional Class Shares...............................    42
     Sirach Bond Portfolio Institutional Class Shares.................................    51
     Sirach Bond Portfolio Institutional Service Class Shares.........................     1
     Sirach Growth Portfolio Institutional Class Shares...............................   133
     Sirach Growth Portfolio Institutional Service Class Shares.......................    15
     Sirach Special Equity Portfolio Institutional Class Shares.......................   164
     Sirach Special Equity Portfolio Institutional Service Class Shares...............     6
     Sirach Strategic Balanced Portfolio Institutional Class Shares...................    75
     Sirach Strategic Balanced Portfolio Institutional Service Class Shares...........     3
     Sterling Partners' Balanced Portfolio Institutional Class Shares.................   149
     Sterling Partners' Equity Portfolio Institutional Class Shares...................   140
     Sterling Partners' Small Cap Value Portfolio Institutional Class Shares..........   159
     Sterling Partners' Small Cap Value Portfolio Institutional Service Class
     Shares*..........................................................................     0
     TS&W Equity Portfolio Institutional Class Shares.................................   279
     TS&W Fixed Income Portfolio Institutional Class Shares...........................   177
     TS&W International Equity Portfolio Institutional Class Shares...................   412
     C&B Mid Cap Equity Portfolio Institutional Class Shares*.........................     0
     McKee Small Cap Equity Portfolio Institutional Class Shares*.....................    40
     NWQ Value Equity Portfolio Institutional Service Class Shares*...................     1
     Sirach Equity Portfolio Institutional Service Class Shares*......................     0
     Sterling Partners' Balanced Portfolio Institutional Service Class Shares*........     0
     Sterling Partners' Equity Portfolio Institutional Service Class Shares*..........     0
     TS&W Balanced Portfolio Institutional Class Shares*..............................     0
     TOTAL............................................................................ 4,206
                                                                                      ------

* Portfolio has been authorized for sale of shares but has yet to begin operations.

ITEM 27. INDEMNIFICATION

     Reference is made to Article NINTH of the Registrant's Articles of Incorporation, which was filed as Exhibit No. 1 to the Registrant's initial Registration Statement. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefor, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

     Information as to any other business, profession, vocation or employment of substantial nature in which any directors and officers of the following investment advisers are, or at any time during the past two (2) years have been, engaged for their own accounts or in the capacity of director, officer, employee, partner or trustee is incorporated by reference to each adviser's FORM ADV as listed below:

     Acadian Asset Management                  -    filed on 3/25/97  (File No. 801-28078)
     Cooke & Bieler, Inc.                      -    filed on 11/3/97  (File No. 801-210)
     Dewey Square Investors Corporation        -    filed on 10/15/97 (File No. 801-34179)
     Fiduciary Management Associates, Inc.     -    filed on 2/1/97  (File No. 801-21271)
     Investment Counselors of Maryland, Inc.   -    filed on 11/7/97 (File No. 801-8761)
     C.S. McKee & Company, Inc.                -    filed on 1/24/97  (File No. 801-08545)
     NWQ Investment Management Company         -    filed on 7/25/97  (File No. 801-42159)
     Rice, Hall, James & Associates            -    filed on 11/19/97 (File No. 801-30441)
     Sirach Capital Management, Inc.           -    filed on 3/14/97  (File No. 801-33477)
     Spectrum Asset Management, Inc.           -    filed on 12/2/97  (File No. 801-30405)
     Sterling Capital Management Company       -    filed on 9/27/97  (File No. 801-8776)
     Thompson, Siegel & Walmsley, Inc.         -    filed on 2/15/97  (File No. 801-6273)

ITEM 29. PRINCIPAL UNDERWRITER

     (a) UAM Fund Distributors, Inc., (the "Distributor") the firm which acts as sole distributor of the Registrant's shares, also acts as distributor for UAM Funds Trust (formerly The Regis Fund II), Analytic Optioned Equity Fund, Inc. and The Analytic Series Fund, Inc.

     (b) The information required with respect to each Director and officer of the Distributor is incorporated by reference to Schedule A of Form BD filed by the Distributor pursuant to the Securities and Exchange Act of 1934 (SEC File No. 8-41126).

     (c)  Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     The books, accounts and other documents required by Section 3(a) under the Investment Company Act of 1940, as amended (the "1940 Act") and rules promulgated thereunder will be maintained in the physical possession of the Registrant, the Registrant's Advisers, the Registrant's Sub-Transfer and Sub-Administrative Agent (Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108) and the Registrant's Custodian Bank (The Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, New York 11245.)

ITEM 31.  MANAGEMENT SERVICES

     Not applicable.

ITEM 32.  UNDERTAKINGS

     (a)  Not applicable

     (b)  (i)     Registrant undertakes to file a post-effective amendment
containing reasonably current financial statements, which need not be certified, for the Sirach Bond Portfolio within four to six months of the effective date of such Portfolio or the commencement of operations of the Portfolio, whichever is later.

          (ii) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the NWQ Special Equity Portfolio and NWQ Small Cap Value Portfolio within four to six months of the effective date of such Portfolios or the commencement of operations of the Portfolios, whichever is later.

          (iii) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the TS&W Balanced Portfolio within four to six months of the effective date of such Portfolio or the commencement of operations of the Portfolio, whichever is later.

          (iv) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the McKee Small Cap Equity Portfolio within four to six months of the effective date of such Portfolio or the commencement of operations of the Portfolio, whichever is later.

          (v) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the C & B Mid Cap Equity Portfolio within four to six months of the commencement of operations of the Portfolio.

          (vi) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the DSI Balanced Portfolio Institutional Class Shares within four to six months of the commencement of operations of the Portfolio.

    (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, which includes Management's Discussion of the Registrant's performance, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Boston and Commonwealth of Massachusetts on the 22nd day of January, 1998.


                                    UAM FUNDS, INC.


                                    *Norton H. Reamer
                                    -------------------------------
                                    Norton H. Reamer
                                    Chairman and President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


*Norton H. Reamer         , Chairman and President                    January 22, 1998
------------------------
Norton H. Reamer


*John T. Bennett, Jr.     , Director                                  January 22, 1998
------------------------
John T. Bennett, Jr.


*Nancy J. Dunn            , Director                                  January 22, 1998
------------------------
Nancy J. Dunn


*Philip D. English        , Director                                  January 22, 1998
------------------------
Philip D. English


*William A. Humenuk       , Director                                  January 22, 1998
------------------------
William A. Humenuk


*Peter M. Whitman, Jr.    , Director                                  January 22, 1998
------------------------
Peter M. Whitman, Jr.


*Charles H. Salisbury     , Director                                  January 22, 1998
------------------------
Charles H. Salisbury


/s/ Gary L. French        , Treasurer and Principal                   January 22, 1998
------------------------    Financial and Accounting Officer
Gary L. French


/s/ Karl O. Hartmann                                                  January 22, 1998
------------------------
*Karl O. Hartmann
(Attorney-in-Fact)

                                UAM FUNDS, INC.
                        (FORMERLY THE REGIS FUND, INC.)


                          FILE NOS. 811-5683/33-25355


                          POST-EFFECTIVE AMENDMENT #50

                                 EXHIBIT INDEX


Exhibit No. Description
----------  -----------

EX-10       Opinion of Counsel

EX-11       Consent of Independent Accountants

EX-16       Schedules of Performance Computations

EX-18       Amended Rule 18f-3 Multiple Class Plan

EX-27       Financial Data Schedules